UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF
         REGISTERED MANAGEMENT INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:	USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code:	9800 FREDERICKSBURG ROAD
                                                         SAN ANTONIO, TX 78288

Name and address of agent for service:		     CHRISTOPHER K. DYER
                                                   USAA MUTUAL FUNDS TRUST
                                                   9800 FREDERICKSBURG ROAD
                                                   SAN ANTONIO, TX 78288

Registrant's telephone number, including area code: 800-235-8396

Date of fiscal year end:  JULY 31

Date of reporting period:  JULY 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

USAA MUTUAL FUNDS TRUST - ANNUAL REPORTS FOR PERIOD ENDING JULY 31, 2019



[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                   July 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Aggressive Growth Fund

         FUND               INSTITUTIONAL
        SHARES                 SHARES
        USAUX                   UIAGX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

". . . NOW MAY BE AN OPPORTUNE TIME FOR
INVESTORS TO ENSURE THAT THEIR PORTFOLIOS ARE WELL [PHOTO OF BROOKS ENGLEHARDT] DIVERSIFIED AND THAT THEIR OVERALL ALLOCATION IS
APPROPRIATE FOR THEIR PARTICULAR RISK APPETITE."

--------------------------------------------------------------------------------

SEPTEMBER 2019

Although the bull market in equities has continued running, it was not without a few missteps. Trade turmoil, questions surrounding global economic growth, changing monetary policy, and geopolitical disputes have all led to increased volatility. But through it all, domestic stocks, as measured by the S&P 500(R) Index, still managed an annual return of approximately 8% for the 12-month period ended July 31, 2019.

Given the sometimes dire news flow and ample cross-currents, it's no surprise that volatility returned to the market. On one hand, the U.S. economy continues to look good. The unprecedented streak of job creation has continued uninterrupted, and unemployment is bouncing along historic lows at 3.7%. The consumer remains resilient and inflation is tepid. On the flip side, however, U.S. trade policy seems to be evolving, with new tariffs threatened and implemented. The markets generally dislike this type of trade turmoil and uncertainty, and the ongoing tensions between the United States and China (and other trading partners) threaten to upend global supply chains and hinder economic growth.

It's not just the stock market that has been dealing with volatility. The bond market also has experienced volatility, due largely to the U.S. Federal Reserve's (the "Fed") famous "pivot" in late 2018. Against the backdrop of rapidly falling equities in the fourth quarter of 2018, the Fed signaled that its next policy move would be to lower--not increase--short-term interest rates. This immediately altered the yield environment.

Meanwhile, the U.S. Treasury yield curve continued to flatten and, in fact, inverted--whereby shorter-term yields became higher than longer-term

================================================================================

================================================================================

yields. Such a yield-curve inversion is a worrying sign as it sometimes, but not always, portends to a recession.

Although we are not predicting a recession, we must acknowledge that risks have increased for an economic slowdown. Given that the current run in stocks is more than a decade old, it's important for investors to keep perspective that the bull market cannot continue forever. Therefore, now may be an opportune time for investors to ensure that their portfolios are well diversified and that their overall allocation is appropriate for their particular risk appetite.

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc., ("Victory Holdings"), a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). In connection with the Transaction, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019, and Victory Capital became the investment adviser to each USAA Mutual Fund. On the following pages, you will find information relating to your USAA Investments, which is now a Victory Capital Investment Franchise. If you have any questions about your investments, we encourage you to engage your financial advisor or else contact us directly at 800-235-8396 or visit usaa.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we value the opportunity to help you meet your investment goals.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            4

SHAREHOLDER VOTING RESULTS                                                     7

FINANCIAL INFORMATION

   Distributions to Shareholders                                               8

   Report of Independent Registered
     Public Accounting Firm                                                    9

   Portfolio of Investments                                                   10

   Notes to Portfolio of Investments                                          14

   Financial Statements                                                       15

   Notes to Financial Statements                                              19

   Financial Highlights                                                       35

EXPENSE EXAMPLE                                                               37

ADVISORY AGREEMENT(S)                                                         39

TRUSTEES' AND OFFICERS' INFORMATION                                           57

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY VICTORY CAPITAL MANAGEMENT INC. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

NewBridge Asset Management                     RS Investments Growth

    ERIC F. MARONAK                                 SCOTT TRACY, CFA
    JASON E. DAHL, CFA                              STEPHAN J. BISHOP
    SCOTT R. KEFER, CFA                             MELISSA CHADWICK-DUNN
    MICHAEL B. KOSKUBA                              CHRISTOPHER CLARK, CFA
                                                    PAUL LEUNG, CFA

                                               VictoryShares and Solutions

                                                    MANNIK S. DHILLON, CFA, CAIA
                                                    WASIF A. LATIF

--------------------------------------------------------------------------------

o HOW DID THE OVERALL MARKET PERFORM DURING THE 12-MONTH REPORTING PERIOD ENDED JULY 31, 2019?

    While U.S. stocks ended the 12-month reporting period in positive territory, there was significant volatility along the way. Against a backdrop of slowing global growth, for much of the period, markets responded primarily to headlines surrounding U.S. monetary and trade policies. Entering the period, the U.S. Federal Reserve (the "Fed") was on a credit tightening trajectory, which market participants interpreted as confirming a relatively favorable outlook for the U.S. economy. The fourth quarter of 2018 saw a sharp reversal in investor risk appetite, however, as softening economic data from Europe and China raised concerns that the Fed would increase interest rates too quickly even as a global recession possibly loomed. Uncertainty regarding U.S. trade policy and corporate earnings also weighed on sentiment toward the end of 2018. While the Fed followed through on its previously signaled December interest rate increase, it pivoted to a much more dovish stance entering 2019, leading to a rebound in risk asset valuations.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    Escalating rhetoric between the United States and China regarding trade and tariffs generated concerns throughout the 12-month reporting period. May 2019 saw markets decline as President Trump announced plans to impose 25% tariffs on $200 billion in Chinese imports. However, the market subsequently recovered its lost ground as the Fed indicated that it was prepared to cut its benchmark interest rate, if needed, to help offset any drag on economic growth stemming from trade frictions. Corporate earnings reports that generally were in line with expectations also served to bolster sentiment. Most major equity indices ended July 2019 near their all-time highs.

    For the 12-month reporting period, the growth style outpaced value by a notable margin, as investors favored companies viewed as having the ability to maintain profit growth against the backdrop of a slowing global economy. The Russell 1000(R) Growth Index returned 10.82% for the period, compared to 5.20% for the Russell 1000 Value Index.

o HOW DID THE USAA AGGRESSIVE GROWTH FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2019, the Fund Shares and Institutional Shares had total returns of 5.53% and 5.56%, respectively. This compares to returns of 10.82% for the Russell 1000 Growth Index (the "Index") and 10.17% for the Lipper Large-Cap Growth Funds Index.

    Victory Capital Management Inc. (the "Manager" or "Victory Capital") is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 4 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA AGGRESSIVE GROWTH FUND

================================================================================

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    For the 12-month reporting period, the Fund's sector allocation and stock selection detracted from performance versus the Index. In terms of allocation, an overweight to the energy sector detracted most during the period, while an underweight to the information technology sector and an overweight to the healthcare sector also weighed on relative return. An underweight to the communication services sector benefited performance. Stock selection within the consumer discretionary, energy, and consumer staples sectors subtracted from returns, while selection within healthcare and industrials sectors contributed to relative performance.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/19 o

--------------------------------------------------------------------------------
                                        1 YEAR          5 YEAR          10 YEAR
--------------------------------------------------------------------------------
Fund Shares                              5.53%           12.16%          13.57%
Institutional Shares                     5.56%           12.25%          13.83%
Russell 1000(R) Growth Index*
  (reflects no deduction for fees,
  expenses, or taxes)                   10.82%           14.24%          15.73%
Lipper Large-Cap Growth Funds
  Index** (reflects no deduction
  for taxes)                            10.17%           13.00%          14.34%

*The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

**The unmanaged Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA AGGRESSIVE GROWTH FUND

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                      RUSSELL 1000         LIPPER LARGE-CAP       USAA AGGRESSIVE
                      GROWTH INDEX        GROWTH FUNDS INDEX     GROWTH FUND SHARES
 7/31/2009             $10,000.00             $10,000.00             $10,000.00
 8/31/2009              10,207.39              10,197.28              10,282.00
 9/30/2009              10,641.57              10,686.98              10,729.00
10/31/2009              10,497.43              10,475.54              10,536.00
11/30/2009              11,142.31              11,107.40              11,317.00
12/31/2009              11,486.70              11,465.20              11,379.00
 1/31/2010              10,985.47              10,864.52              10,881.00
 2/28/2010              11,363.00              11,249.93              11,193.00
 3/31/2010              12,020.27              11,956.55              11,982.00
 4/30/2010              12,154.58              12,079.53              12,160.00
 5/31/2010              11,226.68              11,109.13              11,278.00
 6/30/2010              10,608.48              10,469.77              10,509.00
 7/31/2010              11,365.20              11,179.89              11,148.00
 8/31/2010              10,834.56              10,631.05              10,574.00
 9/30/2010              11,987.91              11,770.62              11,856.00
10/31/2010              12,560.45              12,388.77              12,419.00
11/30/2010              12,706.32              12,512.75              12,568.00
12/31/2010              13,406.20              13,199.33              13,349.00
 1/31/2011              13,747.37              13,459.78              13,648.00
 2/28/2011              14,197.28              13,823.97              14,093.00
 3/31/2011              14,214.62              13,830.93              14,186.00
 4/30/2011              14,690.65              14,250.32              14,640.00
 5/31/2011              14,530.72              14,076.89              14,397.00
 6/30/2011              14,322.31              13,890.53              14,178.00
 7/31/2011              14,178.75              13,816.21              13,988.00
 8/31/2011              13,430.47              12,887.30              13,029.00
 9/30/2011              12,440.86              11,762.64              11,896.00
10/31/2011              13,806.11              13,174.42              13,450.00
11/30/2011              13,804.78              13,012.29              13,264.00
12/31/2011              13,760.39              12,815.96              13,017.00
 1/31/2012              14,581.77              13,694.45              13,984.00
 2/29/2012              15,279.14              14,500.98              14,704.00
 3/31/2012              15,781.70              15,013.39              15,267.00
 4/30/2012              15,757.32              14,903.03              15,056.00
 5/31/2012              14,746.55              13,760.41              13,802.00
 6/30/2012              15,146.96              14,065.19              14,178.00
 7/31/2012              15,350.00              14,086.94              14,198.00
 8/31/2012              15,762.98              14,615.99              14,704.00
 9/30/2012              16,072.11              14,974.88              15,004.00
10/31/2012              15,603.03              14,454.26              14,336.00
11/30/2012              15,864.30              14,775.87              14,692.00
12/31/2012              15,859.92              14,856.01              14,660.00
 1/31/2013              16,539.67              15,497.25              15,323.00
 2/28/2013              16,745.48              15,580.05              15,427.00
 3/31/2013              17,373.66              16,069.95              15,964.00
 4/30/2013              17,742.44              16,278.24              16,157.00
 5/31/2013              18,072.05              16,707.23              16,659.00
 6/30/2013              17,731.97              16,368.72              16,368.00
 7/31/2013              18,672.15              17,392.16              17,228.00
 8/31/2013              18,352.13              17,183.09              16,910.00
 9/30/2013              19,169.97              18,165.50              17,815.00
10/31/2013              20,017.96              18,927.35              18,555.00
11/30/2013              20,582.65              19,493.07              19,138.00
12/31/2013              21,170.59              20,116.59              19,707.00
 1/31/2014              20,567.06              19,636.38              19,245.00
 2/28/2014              21,625.70              20,762.64              20,248.00
 3/31/2014              21,407.60              20,094.20              19,643.00
 4/30/2014              21,408.47              19,744.78              19,215.00
 5/31/2014              22,075.66              20,461.64              19,978.00
 6/30/2014              22,505.88              20,962.83              20,376.00
 7/31/2014              22,161.37              20,745.69              20,125.00
 8/31/2014              23,176.76              21,606.66              20,991.00
 9/30/2014              22,840.55              21,229.86              20,740.00
10/31/2014              23,442.43              21,850.51              21,365.00
11/30/2014              24,185.28              22,400.90              22,079.00
12/31/2014              23,933.32              22,196.03              21,818.00
 1/31/2015              23,566.83              21,834.77              21,392.00
 2/28/2015              25,137.69              23,211.84              22,786.00
 3/31/2015              24,851.80              22,960.47              22,388.00
 4/30/2015              24,976.26              22,955.32              22,322.00
 5/31/2015              25,327.82              23,395.44              22,842.00
 6/30/2015              24,881.63              23,176.70              22,582.00
 7/31/2015              25,725.39              23,999.69              23,539.00
 8/31/2015              24,163.12              22,422.08              22,062.00
 9/30/2015              23,565.38              21,658.12              21,392.00
10/31/2015              25,594.49              23,546.10              23,306.00
11/30/2015              25,666.33              23,674.55              23,373.00
12/31/2015              25,289.68              23,441.61              23,127.00
 1/31/2016              23,877.82              21,577.27              21,598.00
 2/29/2016              23,867.64              21,234.17              21,214.00
 3/31/2016              25,477.30              22,446.94              22,413.00
 4/30/2016              25,244.65              22,427.39              22,241.00
 5/31/2016              25,734.89              22,973.87              22,666.00
 6/30/2016              25,633.81              22,520.69              22,566.00
 7/31/2016              26,843.78              23,811.99              23,623.00
 8/31/2016              26,710.41              23,785.72              23,499.00
 9/30/2016              26,808.12              24,032.75              23,652.00
10/31/2016              26,178.58              23,480.99              23,074.00
11/30/2016              26,748.18              23,561.15              23,186.00
12/31/2016              27,079.30              23,568.46              23,294.00
 1/31/2017              27,991.84              24,677.15              24,308.00
 2/28/2017              29,154.49              25,610.13              25,297.00
 3/31/2017              29,491.71              25,987.61              25,544.00
 4/30/2017              30,166.19              26,740.37              26,222.00
 5/31/2017              30,950.59              27,661.85              27,014.00
 6/30/2017              30,869.05              27,627.21              26,976.00
 7/31/2017              31,689.52              28,486.77              27,857.00
 8/31/2017              32,270.44              28,916.28              28,307.00
 9/30/2017              32,690.01              29,184.88              28,541.00
10/31/2017              33,956.66              30,209.57              29,523.00
11/30/2017              34,988.25              30,924.93              30,163.00
12/31/2017              35,260.64              31,074.71              30,294.00
 1/31/2018              37,758.02              33,651.35              32,634.00
 2/28/2018              36,767.97              32,839.41              31,762.00
 3/31/2018              35,759.68              32,000.48              30,945.00
 4/30/2018              35,884.61              32,275.68              31,277.00
 5/31/2018              37,457.48              33,531.26              32,524.00
 6/30/2018              37,818.13              33,902.20              33,036.00
 7/31/2018              38,928.34              34,701.59              33,867.00
 8/31/2018              41,056.80              36,277.79              35,355.00
 9/30/2018              41,286.27              36,466.70              35,542.00
10/31/2018              37,594.17              33,144.88              32,406.00
11/30/2018              37,993.48              33,626.94              33,257.00
12/31/2018              34,726.89              30,927.44              30,041.00
 1/31/2019              37,848.36              33,812.09              33,077.00
 2/28/2019              39,202.57              35,067.86              33,964.00
 3/31/2019              40,318.39              35,939.27              34,419.00
 4/30/2019              42,139.97              37,511.86              36,153.00
 5/31/2019              39,477.84              35,230.87              33,370.00
 6/30/2019              42,189.05              37,632.09              36,055.00
 7/31/2019              43,141.72              38,231.16              35,738.00

                                   [END CHART]

                       Data from 7/31/09 through 7/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund Shares to the benchmarks listed above (see page 4 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Growth Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/19 o
                                (% of Net Assets)

Amazon.com, Inc. .........................................................  6.6%
Visa, Inc. "A" ...........................................................  5.8%
Facebook, Inc. "A" .......................................................  4.5%
Alphabet, Inc. "C" .......................................................  4.2%
ServiceNow, Inc. .........................................................  3.9%
UnitedHealth Group, Inc. .................................................  3.0%
Netflix, Inc. ............................................................  2.9%
Workday, Inc. "A" ........................................................  2.8%
PayPal Holdings, Inc. ....................................................  2.8%
salesforce.com, Inc. .....................................................  2.7%

                        o SECTOR ALLOCATION* - 7/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

CONSUMER, NON-CYCLICAL                                                     25.3%
TECHNOLOGY                                                                 24.0%
COMMUNICATIONS                                                             22.0%
CONSUMER, CYCLICAL                                                          9.6%
FINANCIAL                                                                   8.2%
INDUSTRIAL                                                                  7.8%
ENERGY                                                                      0.4%

                                   [END CHART]

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

6  | USAA AGGRESSIVE GROWTH FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust ("Trust"). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"), an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby USAA Asset Management Company ("AMCO") was acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital.

                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
       FOR                           AGAINST                        ABSTAIN
--------------------------------------------------------------------------------
    22,255,676                      2,398,330                      1,392,593

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested person" as defined in the Investment Company Act of 1940, as amended (1940 Act) ("Interested Trustee"); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                          NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                           FOR                          VOTES WITHHELD
--------------------------------------------------------------------------------
David C. Brown                 8,299,565,565                      820,887,736
John C. Walters                8,317,935,885                      802,517,416

================================================================================

                                                 SHAREHOLDER VOTING RESULTS |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2019:

 DIVIDEND RECEIVED               LONG-TERM
DEDUCTION (CORPORATE            CAPITAL GAIN                  QUALIFIED INTEREST
  SHAREHOLDERS)(1)             DISTRIBUTIONS(2)                      INCOME
--------------------------------------------------------------------------------
      67.60%                    $205,128,000                        $135,000
--------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

8  | USAA AGGRESSIVE GROWTH FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA AGGRESSIVE GROWTH FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Aggressive Growth Fund (the "Fund") (one of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the USAA Mutual Funds Trust) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 20, 2019

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2019

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (97.3%)

              COMMON STOCKS (97.3%)

              COMMUNICATIONS (22.0%)
              ----------------------
              INTERNET (21.3%)
   190,775    Alibaba Group Holding Ltd. ADR(a)                                          $   33,025
    56,525    Alphabet, Inc. "C"(a)                                                          68,773
    57,837    Amazon.com, Inc.(a)                                                           107,969
   377,620    Facebook, Inc. "A"(a)                                                          73,345
    76,400    IAC/InterActiveCorp.(a)                                                        18,264
   144,584    Netflix, Inc.(a)                                                               46,699
                                                                                         ----------
                                                                                            348,075
                                                                                         ----------
              MEDIA (0.7%)
    87,900    Walt Disney Co.                                                                12,570
                                                                                         ----------
              Total Communications                                                          360,645
                                                                                         ----------
              CONSUMER, CYCLICAL (9.6%)
              -------------------------
              AUTO MANUFACTURERS (0.5%)
    49,765    Ferrari N.V.                                                                    8,016
                                                                                         ----------
              ENTERTAINMENT (0.7%)
    44,400    Vail Resorts, Inc.                                                             10,945
                                                                                         ----------
              LODGING (0.5%)
    82,100    Hilton Worldwide Holdings, Inc.                                                 7,927
                                                                                         ----------
              RETAIL (7.9%)
   131,609    Burlington Stores, Inc.(a)                                                     23,788
    33,123    Domino's Pizza, Inc.                                                            8,100
    89,500    Home Depot, Inc.                                                               19,125
   145,210    Lululemon Athletica, Inc.(a)                                                   27,748
   378,053    TJX Companies, Inc.                                                            20,627
    88,200    Ulta Salon Cosmetics & Fragrance, Inc.(a)                                      30,804
                                                                                         ----------
                                                                                            130,192
                                                                                         ----------
              Total Consumer, Cyclical                                                      157,080
                                                                                         ----------

================================================================================

10  | USAA AGGRESSIVE GROWTH FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              CONSUMER, NON-CYCLICAL (25.3%)
              ------------------------------
              BEVERAGES (0.9%)
   526,925    Keurig Dr Pepper, Inc.                                                     $   14,828
                                                                                         ----------
              BIOTECHNOLOGY (5.4%)
   238,600    Alexion Pharmaceuticals, Inc.(a)                                               27,031
    41,400    BeiGene Ltd. ADR(a)                                                             5,686
    71,400    Bluebird Bio, Inc.(a)                                                           9,370
   103,900    Exact Sciences Corp.(a)                                                        11,960
    92,285    Illumina, Inc.(a)                                                              27,628
    46,100    Sage Therapeutics, Inc.(a)                                                      7,392
                                                                                         ----------
                                                                                             89,067
                                                                                         ----------
              COMMERCIAL SERVICES (5.0%)
    43,550    CoStar Group, Inc.(a)                                                          26,801
   164,100    IHS Markit Ltd.(a)                                                             10,571
   408,600    PayPal Holdings, Inc.(a)                                                       45,109
                                                                                         ----------
                                                                                             82,481
                                                                                         ----------
              FOOD (0.7%)
   137,300    Tyson Foods, Inc. "A"                                                          10,915
                                                                                         ----------
              HEALTHCARE PRODUCTS (5.0%)
    71,500    ABIOMED, Inc.(a)                                                               19,917
    85,600    Align Technology, Inc.(a)                                                      17,897
    33,300    Cooper Companies, Inc.                                                         11,235
    97,255    Edwards Lifesciences Corp.(a)                                                  20,701
    23,400    Intuitive Surgical, Inc.(a)                                                    12,157
                                                                                         ----------
                                                                                             81,907
                                                                                         ----------
              HEALTHCARE-SERVICES (4.0%)
   103,500    IQVIA Holdings, Inc.(a)                                                        16,474
   197,930    UnitedHealth Group, Inc.                                                       49,287
                                                                                         ----------
                                                                                             65,761
                                                                                         ----------
              PHARMACEUTICALS (4.3%)
   312,300    Canopy Growth Corp.(a)                                                         10,193
   239,169    Merck & Co., Inc.                                                              19,849
    83,800    Neurocrine Biosciences, Inc.(a)                                                 8,078
   274,100    Zoetis, Inc.                                                                   31,491
                                                                                         ----------
                                                                                             69,611
                                                                                         ----------
              Total Consumer, Non-cyclical                                                  414,570
                                                                                         ----------
              ENERGY (0.4%)
              -------------
              OIL & GAS (0.4%)
    75,900    EOG Resources, Inc.                                                             6,516
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              FINANCIAL (8.2%)
              ----------------
              DIVERSIFIED FINANCIAL SERVICES (7.0%)
    99,000    CME Group, Inc.                                                            $   19,248
   535,900    Visa, Inc. "A"                                                                 95,390
                                                                                         ----------
                                                                                            114,638
                                                                                         ----------
              INSURANCE (1.2%)
   233,900    Progressive Corp.                                                              18,941
                                                                                         ----------
              Total Financial                                                               133,579
                                                                                         ----------
              INDUSTRIAL (7.8%)
              -----------------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.9%)
   162,100    AMETEK, Inc.                                                                   14,526
                                                                                         ----------
              ELECTRONICS (2.3%)
   105,800    Amphenol Corp. "A"                                                              9,873
   198,500    Keysight Technologies, Inc.(a)                                                 17,770
    89,900    Woodward, Inc.                                                                 10,072
                                                                                         ----------
                                                                                             37,715
                                                                                         ----------
              MACHINERY-DIVERSIFIED (1.1%)
    49,800    Roper Technologies, Inc.                                                       18,110
                                                                                         ----------
              MISCELLANEOUS MANUFACTURERS (2.0%)
   258,200    Ingersoll-Rand plc                                                             31,929
                                                                                         ----------
              TRANSPORTATION (1.5%)
   137,100    Union Pacific Corp.                                                            24,671
                                                                                         ----------
              Total Industrial                                                              126,951
                                                                                         ----------
              TECHNOLOGY (24.0%)
              ------------------
              COMPUTERS (3.7%)
   179,644    Apple, Inc.                                                                    38,271
   117,961    EPAM Systems, Inc.(a)                                                          22,860
                                                                                         ----------
                                                                                             61,131
                                                                                         ----------
              SEMICONDUCTORS (5.1%)
    52,120    Broadcom, Inc.                                                                 15,114
    77,300    KLA Corp.                                                                      10,538
    57,200    Lam Research Corp.                                                             11,933
   458,200    Marvell Technology Group Ltd.                                                  12,032
    90,700    Microchip Technology, Inc.                                                      8,564
   150,400    NVIDIA Corp.                                                                   25,375
                                                                                         ----------
                                                                                             83,556
                                                                                         ----------

================================================================================

12  | USAA AGGRESSIVE GROWTH FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              SOFTWARE (15.2%)
   277,345    Black Knight, Inc.(a)                                                      $   17,562
    39,100    Fair Isaac Corp.(a)                                                            13,584
   207,100    PTC, Inc.(a)                                                                   14,037
   285,200    salesforce.com, Inc.(a)                                                        44,063
   233,309    ServiceNow, Inc.(a)                                                            64,718
   160,600    Twilio, Inc. "A"(a)                                                            22,341
   158,400    Veeva Systems, Inc. "A"(a)                                                     26,279
   228,545    Workday, Inc. "A"(a)                                                           45,704
                                                                                         ----------
                                                                                            248,288
                                                                                         ----------
              Total Technology                                                              392,975
                                                                                         ----------
              Total Common Stocks (cost: $1,299,891)                                      1,592,316
                                                                                         ----------
              Total Equity Securities (cost: $1,299,891)                                  1,592,316
                                                                                         ----------
              MONEY MARKET INSTRUMENTS (2.8%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.8%)
46,177,039    State Street Institutional Treasury Money Market
                Fund Premier Class, 2.09%(b) (cost: $46,177)                                 46,177
                                                                                         ----------

              TOTAL INVESTMENTS (COST: $1,346,068)                                       $1,638,493
                                                                                         ==========

---------------------------------------------------------------------------------------------------
($ IN 000s)                             VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
ASSETS                                     LEVEL 1        LEVEL 2        LEVEL 3              TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                         $1,592,316             $-             $-         $1,592,316

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                      46,177              -              -             46,177
---------------------------------------------------------------------------------------------------
Total                                   $1,638,493             $-             $-         $1,638,493
---------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At July 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) Rate represents the money market fund annualized seven-day yield at July 31, 2019.

See accompanying notes to financial statements.

================================================================================

14  | USAA AGGRESSIVE GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,346,068)             $1,638,493
   Cash                                                                             2,202
   Receivables:
       Capital shares sold                                                            845
       Victory Capital (Note 8)                                                         3
       Dividends and interest                                                         167
       Securities sold                                                              1,506
                                                                               ----------
          Total assets                                                          1,643,216
                                                                               ----------
LIABILITIES
   Payables:
       Securities purchased                                                         5,405
       Capital shares redeemed                                                        559
   Accrued administration and servicing fees                                          213
   Accrued management fees                                                            623
   Accrued transfer agent's fees                                                      147
   Other accrued expenses and payables                                                109
                                                                               ----------
          Total liabilities                                                         7,056
                                                                               ----------
             Net assets applicable to capital shares outstanding               $1,636,160
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $1,069,836
   Distributable earnings                                                         566,324
                                                                               ----------
             Net assets applicable to capital shares outstanding               $1,636,160
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,624,319/36,992
          capital shares outstanding, no par value)                            $    43.91
                                                                               ==========
       Institutional Shares (net assets of $11,841/266
          capital shares outstanding, no par value)                            $    44.54
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $92)                             $  15,500
   Interest                                                                           467
   Securities lending (net)                                                           266
                                                                                ---------
      Total income                                                                 16,233
                                                                                ---------
EXPENSES
   Management fees                                                                  6,810
   Administration and servicing fees:
      Fund Shares                                                                   2,369
      Institutional Shares                                                             12
   Transfer agent's fees:
      Fund Shares                                                                   1,770
      Institutional Shares                                                             12
   Custody and accounting fees:
      Fund Shares                                                                     191
      Institutional Shares                                                              1
   Postage:
      Fund Shares                                                                      96
   Shareholder reporting fees:
      Fund Shares                                                                      51
   Trustees' fees                                                                      37
   Registration fees:
      Fund Shares                                                                      45
      Institutional Shares                                                             25
   Professional fees                                                                   86
   Other                                                                               27
                                                                                ---------
          Total expenses                                                           11,532
   Expenses reimbursed:
      Institutional Shares                                                            (15)
                                                                                ---------
          Net expenses                                                             11,517
                                                                                ---------
NET INVESTMENT INCOME                                                               4,716
                                                                                ---------

================================================================================

16  | USAA AGGRESSIVE GROWTH FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on:
      Investments                                                               $ 294,542
      Foreign currency transactions                                                     1
   Change in net unrealized appreciation/(depreciation)                          (213,886)
                                                                                ---------
          Net realized and unrealized gain                                         80,657
                                                                                ---------
   Increase in net assets resulting from operations                             $  85,373
                                                                                =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

-----------------------------------------------------------------------------------------

                                                                    2019             2018
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                      $    4,716       $    4,701
   Net realized gain on investments                              294,542          233,389
   Net realized gain on foreign currency transactions                  1                2
   Change in net unrealized appreciation/(depreciation)
      of investments                                            (213,886)          47,989
                                                              ---------------------------
      Increase in net assets resulting from operations            85,373          286,081
                                                              ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                  (223,656)        (121,917)
   Institutional Shares                                           (1,695)            (648)
                                                              ---------------------------
      Distributions to shareholders                             (225,351)        (122,565)
                                                              ---------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 7)
   Fund Shares                                                   170,212           89,689
   Institutional Shares                                            1,603            5,146
                                                              ---------------------------
      Total net increase in net assets from capital
         share transactions                                      171,815           94,835
                                                              ---------------------------
   Net increase in net assets                                     31,837          258,351

NET ASSETS
   Beginning of year                                           1,604,323        1,345,972
                                                              ---------------------------
   End of year                                                $1,636,160       $1,604,323
                                                              ===========================

See accompanying notes to financial statements.

================================================================================

18  | USAA AGGRESSIVE GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Aggressive Growth Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of two classes of shares: Aggressive Growth Fund Shares (Fund Shares) and Aggressive Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by an affiliate fund participating in a fund-of-funds investment strategy (affiliated funds).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services
(SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc., a global investment management firm headquartered in Cleveland, Ohio (the Transaction) on July 1, 2019. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Pricing and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price

================================================================================

20  | USAA AGGRESSIVE GROWTH FUND

================================================================================

        generally is used for U.S. listed equities and the average of the bid and asked prices is used for foreign listed equities. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

        cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

22  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

    to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received.
    At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

24  | USAA AGGRESSIVE GROWTH FUND

================================================================================

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. Effective September 30, 2018, the commission recapture program ended. For the year ended July 31, 2018, the Fund did not receive any brokerage commission recapture credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility, with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15%. Each fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

For the period July 1, 2019 to July 31, 2019, the Fund paid Citibank facility fees of less than $500, which represents 1.1% of the total fees paid to Citibank by the funds of the Trusts. The Fund had no borrowings under this agreement during the period July 1, 2019 to July 31, 2019. Effective July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation (CAPCO) terminated. For the period from August 1, 2018 to June 30, 2019, the Fund paid CAPCO facility fees of $13,000, which represents 1.9% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the period from August 1, 2018 to June 30, 2019.

(3) INTERFUND LENDING

Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the U.S. Securities and Exchange Commission (SEC) in March 2017 (the Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each fund to directly lend and borrow money to or from certain other affiliated funds relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. For the period July 1, 2019 to July 31, 2019, the Fund did not lend.

(4) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency and equalization adjustments resulted in reclassifications to the Statement of Assets and Liabilities to

================================================================================

26  | USAA AGGRESSIVE GROWTH FUND

================================================================================

decrease distributable earnings by $2,921,000, and increase paid in capital by $2,921,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2019, and 2018, was as follows:

                                             2019                       2018
                                        ----------------------------------------
Ordinary income*                        $ 23,144,000                $ 17,576,000
Long-term realized capital gains         202,207,000                 104,989,000
                                        ------------                ------------
   Total distributions paid             $225,351,000                $122,565,000
                                        ============                ============

As of July 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $  9,586,000
Undistributed long-term capital gains                                266,385,000
Unrealized appreciation of investments                               290,352,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At July 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                       NET
                                                GROSS             GROSS             UNREALIZED
                                              UNREALIZED        UNREALIZED         APPRECIATION/
FUND                       TAX COST          APPRECIATION      DEPRECIATION       (DEPRECIATION)
------------------------------------------------------------------------------------------------
USAA Aggressive
 Growth Fund           $1,348,141,000        $317,350,000      $(26,998,000)       $290,352,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

(5) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2019, were $1,227,372,000 and $1,288,168,000, respectively.

(6) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At July 31, 2019, the Fund had no securities on loan.

(7) CAPITAL SHARE TRANSACTIONS

At July 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated fund-of-funds as well as other persons or legal entities

================================================================================

28  | USAA AGGRESSIVE GROWTH FUND

================================================================================

that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                               YEAR ENDED                   YEAR ENDED
                                              JULY 31, 2019                JULY 31, 2018
---------------------------------------------------------------------------------------------
                                         SHARES           AMOUNT       SHARES          AMOUNT
                                         ----------------------------------------------------
FUND SHARES:
Shares sold                               3,315        $ 147,097        3,273       $ 150,920
Shares issued from reinvested
  dividends                               5,648          220,904        2,757         120,367
Shares redeemed                          (4,535)        (197,789)      (3,957)       (181,598)
                                         ----------------------------------------------------
Net increase from capital
  share transactions                      4,428        $ 170,212        2,073       $  89,689
                                         ====================================================
INSTITUTIONAL SHARES:
Shares sold                                 224        $  10,190          528       $  24,698
Shares issued from reinvested
  dividends                                  42            1,661           15             648
Shares redeemed                            (230)         (10,248)        (439)        (20,200)
                                         ----------------------------------------------------
Net increase from capital
  share transactions                         36        $   1,603          104       $   5,146
                                         ====================================================

(8) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2019, the Fund had no subadviser(s).

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee, which is accrued daily and paid monthly, is computed as a percentage of the Fund's average daily net assets at annualized rates of 0.50% of the first $750 million of average

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

daily net assets, 0.40% of that portion of average daily net assets over $750 million but not over $1.5 billion, and 0.33% of that portion of average daily net assets over $1.5 billion. For the year ended July 31, 2019, the Fund's effective annualized base fee was 0.45% of the Fund's average daily net assets for the same period.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                      ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)                      (IN BASIS POINTS)(1)
    -------------------------------------------------------------
    +/- 100 to 400                         +/- 4
    +/- 401 to 700                         +/- 5
    +/- 701 and greater                    +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class had overall negative returns during the performance period.

================================================================================

30  | USAA AGGRESSIVE GROWTH FUND

================================================================================

Under the investment advisory agreement with the Manager that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

For the period from August 1, 2018 to June 30, 2019, the Fund incurred management fees, paid or payable to AMCO, of $6,187,000 which included a performance adjustment for the Fund Shares and Institutional Shares of $(228,000) and $(6,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.01)% and (0.05)%, respectively. For the period July 1, 2019 to July 31, 2019, the Fund incurred management fees, paid or payable to Victory Capital of $623,000, which included no performance adjustments.

ADMINISTRATION AND SERVICING FEES - Effective July 1, 2019, Victory Capital is obligated on a continuous basis to provide administrative services to the Fund. The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average daily net assets of the Fund Shares and Institutional Shares, respectively. For the period from August 1, 2018 to June 30, 2019, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to AMCO, of $2,157,000 and $11,000 respectively. For the period July 1, 2019 to July 31, 2019 the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to Victory Capital of $212,000 and $1,000 respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

Effective July 1, 2019, these services are covered under a Compliance Services Agreement between the Trust and Victory Capital. For the period from August 1, 2018 to June 30, 2019, the Fund reimbursed AMCO $5,000 for these compliance and legal services. For the period July 1, 2019 to July 31, 2019, the Fund's portion of fees paid to Victory Capital under the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

Compliance Service Agreement was $1,000. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - Effective July 1, 2019, the Manager has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.75% of the Fund Shares and 0.70% of the Institutional Shares through at least June 30, 2021. The Manager is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This waiver agreement may only be terminated by the Fund's Board of Trustees. Prior to December 1, 2018, AMCO agreed to limit the total annual operating expenses of the Institutional Shares to 0.70% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares for all expenses in excess of that amount. For the period from August 1, 2018 to June 30, 2019, the Institutional Shares incurred reimbursable expenses from AMCO of $12,000. For the period July 1, 2019 to July 31, 2019, the Institutional Shares incurred reimbursable expenses of $3,000, all of which was receivable from the Manager.

TRANSFER AGENT'S FEES - Victory Capital Transfer Agency, Inc. (VCTA), (formerly, USAA Shareholder Account Services (SAS)) provides transfer agency services to the Fund. VCTA, an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average daily net assets, plus out-of-pocket expenses. For the year ended July 31, 2019, the Fund Shares and Institutional Shares incurred transfer

================================================================================

32  | USAA AGGRESSIVE GROWTH FUND

================================================================================

agent's fees, paid or payable to VCTA, of $1,770,000, and $12,000, respectively.

UNDERWRITING SERVICES - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best effort basis. This agreement provides that VCA receive no fee or other compensation for such distribution services. Prior to July 1, 2019, USAA Investment Management Company (IMCO) provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services.

(9) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other affiliated funds in which the affiliated fund-of-funds invest. The fund-of-funds do not invest in the underlying affiliated funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of July 31, 2019, the fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.1
Cornerstone Equity                                                      0.6

Effective July 1, 2019, Victory Capital replaced AMCO as the Fund's investment adviser and began managing the Fund. Prior to July 1, 2019, AMCO was indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager has determined there is no significant impact on the Fund's financial statements and various filings.

(11) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

34  | USAA AGGRESSIVE GROWTH FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED JULY 31,
                                   ----------------------------------------------------------------------
                                         2019           2018           2017           2016           2015
                                   ----------------------------------------------------------------------
Net asset value at
  beginning of period              $    48.92     $    43.96     $    40.02     $    42.55     $    40.90
                                   ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .13            .19            .36            .33            .79
  Net realized and
    unrealized gain (loss)               1.72           8.79           6.30           (.20)          5.75
                                   ----------------------------------------------------------------------
Total from investment
  operations                             1.85           8.98           6.66            .13           6.54
                                   ----------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.08)          (.19)          (.33)          (.33)          (.79)
  Realized capital gains                (6.78)         (3.83)         (2.39)         (2.33)         (4.10)
                                   ----------------------------------------------------------------------
Total distributions                     (6.86)         (4.02)         (2.72)         (2.66)         (4.89)
                                   ----------------------------------------------------------------------
Net asset value at
  end of period                    $    43.91     $    48.92     $    43.96     $    40.02     $    42.55
                                   ======================================================================
Total return (%)*                        5.53          21.57          17.92            .36          16.96
Net assets at end
  of period (000)                  $1,624,319     $1,592,944     $1,340,385     $1,208,124     $1,247,753
Ratios to average
  daily net assets:**
  Expenses (%)(a)                         .72(c)         .75(b)         .81(b)         .85(b)         .88(b)
  Expenses, excluding
    reimbursements (%)(a)                 .72            .75(b)         .81(b)         .85(b)         .88(b)
  Net investment income (%)               .30            .32            .57            .30            .30
Portfolio turnover (%)                     78             57             51             70             55

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $1,579,085,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Effective July, 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Fund Shares to 0.75% of the Fund Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  35

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED JULY 31,
                                   ----------------------------------------------------------------------
                                      2019            2018            2017            2016           2015
                                   ----------------------------------------------------------------------
Net asset value at
  beginning of period              $ 49.55         $ 44.36          $40.39        $  42.92       $  41.22
                                   ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .14(a)         .14(a)           .21(a)          .44            .21(a)
  Net realized and
    unrealized gain (loss)            1.75(a)        8.93(a)          6.52(a)         (.24)          6.47(a)
                                   ----------------------------------------------------------------------
Total from investment
  operations                          1.89(a)        9.07(a)          6.73(a)          .20           6.68(a)
                                   ----------------------------------------------------------------------
Less distributions from:
  Net investment income               (.12)          (.05)            (.37)           (.40)          (.88)
  Realized capital gains             (6.78)         (3.83)           (2.39)          (2.33)         (4.10)
                                   ----------------------------------------------------------------------
Total distributions                  (6.90)         (3.88)           (2.76)          (2.73)         (4.98)
                                   ----------------------------------------------------------------------
Net asset value at
  end of period                    $ 44.54        $ 49.55           $44.36        $  40.39       $  42.92
                                   ======================================================================
Total return (%)*                     5.56          21.54            17.94             .51          17.21
Net assets at end
  of period (000)                  $11,841        $11,379           $5,587        $136,361       $163,115
Ratios to average
  daily net assets:**
  Expenses (%)(b),(c)                  .70(e)         .75(c),(d)       .73(c)          .70(c)         .68(c)
  Expenses, excluding
    reimbursements (%)(b),(c)          .83            .94(c)           .73(c)          .70(c)         .68(c)
  Net investment income (%)            .32            .30              .54             .45            .50
Portfolio turnover (%)                  78             57               51              70             55

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were $11,606,000.
(a) Calculated using average shares. For the years ended July 31, 2019, average shares were 259,000.
(b) Does not include acquired fund fees, if any.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Prior to December, 1, 2017, AMCO had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.70% of the Institutional Shares' average daily net assets.
(e) Effective July, 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.70% of the Institutional Shares' average daily net assets.

================================================================================

36  | USAA AGGRESSIVE GROWTH FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2019, through July 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

                                                           EXPENSE EXAMPLE |  37

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                         BEGINNING                 ENDING              DURING PERIOD*
                                       ACCOUNT VALUE            ACCOUNT VALUE         FEBRUARY 1, 2019 -
                                      FEBRUARY 1, 2019          JULY 31, 2019           JULY 31, 2019
                                      ------------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00               $1,080.50                   $3.66

Hypothetical
  (5% return before expenses)              1,000.00                1,021.27                    3.56

INSTITUTIONAL SHARES
Actual                                     1,000.00                1,080.50                    3.61

Hypothetical
  (5% return before expenses)              1,000.00                1,021.32                    3.51

*Expenses are equal to the annualized expense ratio of 0.71% for Fund Shares and 0.70% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 8.05% for Fund Shares and 8.05% for Institutional Shares for the six-month period of February 1, 2019, through July 31, 2019.

================================================================================

38  | USAA AGGRESSIVE GROWTH FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with

================================================================================

                                                     ADVISORY AGREEMENT(S) |  39

================================================================================

Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in

================================================================================

40  | USAA AGGRESSIVE GROWTH FUND

================================================================================

response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

       least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

42  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o  With the exception of the USAA S&P 500 Index Fund, USAA Extended
       Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target
   Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

       enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services

================================================================================

44  | USAA AGGRESSIVE GROWTH FUND

================================================================================

currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored

=============================================================================

46  | USAA AGGRESSIVE GROWTH FUND

================================================================================

and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory

==============================================================================

48  | USAA AGGRESSIVE GROWTH FUND

================================================================================

Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

================================================================================

50  | USAA AGGRESSIVE GROWTH FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND AMCO)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the (i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019.

At an in-person meeting of the Board of Trustees (the "Board") held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Advisory Agreement between the Trust and AMCO with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and AMCO, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding AMCO's revenues and costs of providing services to the Fund and

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Effective July 1, 2019, upon the closing of the transaction whereby AMCO acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and AMCO and the Sub-advisory Agreement with the Subadviser terminated and the new investment advisory agreement between the Trust and Victory Capital went into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are discussed above. Effective June 30, 2019, the Subadviser no longer manages any portion of the Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

compensation paid to affiliates of AMCO; and (iii) information about AMCO's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by AMCO. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and AMCO's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to AMCO is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by AMCO under the Advisory Agreement, the Board reviewed information provided by AMCO relating to its operations and personnel. The Board also took into account its knowledge of AMCO's management and the quality of the performance of AMCO's duties through Board meetings, discussions, and reports during the preceding year. The

================================================================================

52  | USAA AGGRESSIVE GROWTH FUND

================================================================================

Board considered the fees paid to AMCO and the services provided to the Fund by AMCO under the Advisory Agreement, as well as other services provided by AMCO and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, AMCO and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by AMCO in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered AMCO's management style and the performance of AMCO's duties under the Advisory Agreement. The Board considered the level and depth of experience of AMCO, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered AMCO's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including AMCO's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. AMCO's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered AMCO's risk management processes. The Board considered AMCO's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of AMCO and its affiliates in managing the Fund, as well as other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by AMCO and its affiliates, including AMCO's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of AMCO's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and expense universe. The Board took into account the various services provided to the Fund by AMCO and its affiliates, including the high quality of services received by the Fund from AMCO. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the top 50% of

================================================================================

54  | USAA AGGRESSIVE GROWTH FUND

================================================================================

its performance universe for the one-year period ended December 31, 2018, and was in the bottom 50% of its performance universe for the three-, five- and ten-year periods ended December 31, 2018. The Board took into account that the Fund's subadvisers were terminated in 2017 and that the Fund is now being managed by a new portfolio management team and that the Fund's longer term performance in part reflects that of the previous subadvisers. The Board took into account management's discussion of the Fund's performance and continued monitoring of the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for AMCO's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of AMCO's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to AMCO, the Board also considered the fact that AMCO and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to AMCO from its relationship with the Trust, including that AMCO may derive reputational and other benefits from its association with the Fund. The Trustees recognized that AMCO should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale were currently reflected in the advisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with AMCO, among others: (i) AMCO has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) AMCO maintains an appropriate compliance program; (iii) the performance of the Fund is being appropriately monitored;
(iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO; and (v) AMCO's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by AMCO and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

56  | USAA AGGRESSIVE GROWTH FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the "Board") of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information ("SAI").

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Director of USAA Investment Management Company (IMCO) (09/09-present); Chairman of Board of IMCO (4/13-present); President and Director of USAA Shareholder Account Services
(SAS) (10/09-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director and Vice Chairman of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Chairman of Board of ICORP (12/31-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); Chairman of Board of FAI (3/15-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

58  | USAA AGGRESSIVE GROWTH FUND

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as

================================================================================

60  | USAA AGGRESSIVE GROWTH FUND

================================================================================

an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

62  | USAA AGGRESSIVE GROWTH FUND

================================================================================

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

    (1) Indicates the Trustee was an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-06/30/19); Assistant Treasurer,

================================================================================

64  | USAA AGGRESSIVE GROWTH FUND

================================================================================

USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Director, Accounting and Finance, Victory Capital Management Inc.
(7/1/19-present); Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-06/30/19).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers, Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency, Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     111 West Houston St., Suite 1901
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Victory Capital Management Inc.'s proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

================================================================================

                                                                  --------------
       9800 Fredericksburg Road                                      PRSRT STD
       San Antonio, TX 78288                                        U.S. Postage
                                                                       PAID
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
    >>  Secure
    >>  Saves Time
    >>  Good for the Environment

Sign up today for online document delivery at usaa.com/UDO

                                                         [LOGO OF RECYCLE PAPER]
                                                                   10%

================================================================================
23417-0919


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                   July 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Capital Growth Fund

         FUND                 INSTITUTIONAL
        SHARES                   SHARES
        USCGX                    UICGX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

". . . NOW MAY BE AN OPPORTUNE TIME FOR
INVESTORS TO ENSURE THAT THEIR PORTFOLIOS ARE WELL [PHOTO OF BROOKS ENGLEHARDT] DIVERSIFIED AND THAT THEIR OVERALL ALLOCATION IS
APPROPRIATE FOR THEIR PARTICULAR RISK APPETITE."

--------------------------------------------------------------------------------

SEPTEMBER 2019

Although the bull market in equities has continued running, it was not without a few missteps. Trade turmoil, questions surrounding global economic growth, changing monetary policy, and geopolitical disputes have all led to increased volatility. But through it all, domestic stocks, as measured by the S&P 500(R) Index, still managed an annual return of approximately 8% for the 12-month period ended July 31, 2019.

Given the sometimes dire news flow and ample cross-currents, it's no surprise that volatility returned to the market. On one hand, the U.S. economy continues to look good. The unprecedented streak of job creation has continued uninterrupted, and unemployment is bouncing along historic lows at 3.7%. The consumer remains resilient and inflation is tepid. On the flip side, however, U.S. trade policy seems to be evolving, with new tariffs threatened and implemented. The markets generally dislike this type of trade turmoil and uncertainty, and the ongoing tensions between the United States and China (and other trading partners) threaten to upend global supply chains and hinder economic growth.

It's not just the stock market that has been dealing with volatility. The bond market also has experienced volatility, due largely to the U.S. Federal Reserve's (the "Fed") famous "pivot" in late 2018. Against the backdrop of rapidly falling equities in the fourth quarter of 2018, the Fed signaled that its next policy move would be to lower--not increase--short-term interest rates. This immediately altered the yield environment.

Meanwhile, the U.S. Treasury yield curve continued to flatten and, in fact, inverted--whereby shorter-term yields became higher than longer-term

================================================================================

================================================================================

yields. Such a yield-curve inversion is a worrying sign as it sometimes, but not always, portends to a recession.

Although we are not predicting a recession, we must acknowledge that risks have increased for an economic slowdown. Given that the current run in stocks is more than a decade old, it's important for investors to keep perspective that the bull market cannot continue forever. Therefore, now may be an opportune time for investors to ensure that their portfolios are well diversified and that their overall allocation is appropriate for their particular risk appetite.

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc., ("Victory Holdings"), a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). In connection with the Transaction, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019, and Victory Capital became the investment adviser to each USAA Mutual Fund. On the following pages, you will find information relating to your USAA Investments, which is now a Victory Capital Investment Franchise. If you have any questions about your investments, we encourage you to engage your financial advisor or else contact us directly at 800-235-8396 or visit usaa.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we value the opportunity to help you meet your investment goals.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                              1

INVESTMENT OVERVIEW                                                           4

SHAREHOLDER VOTING RESULTS                                                    8

FINANCIAL INFORMATION

   Distributions to Shareholders                                              9

   Report of Independent Registered
     Public Accounting Firm                                                  10

   Portfolio of Investments                                                  11

   Notes to Portfolio of Investments                                         18

   Financial Statements                                                      19

   Notes to Financial Statements                                             23

   Financial Highlights                                                      40

EXPENSE EXAMPLE                                                              42

ADVISORY AGREEMENT(S)                                                        44

TRUSTEES' AND OFFICERS' INFORMATION                                          64

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY VICTORY CAPITAL MANAGEMENT INC. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

RS Investments Developed Markets         Trivalent Investments

    U-WEN KOK, CFA                           PETER S. CARPENTER, CFA
    ADAM MEZAN, CFA                          JEFFREY R. SULLIVAN, CFA

Sophus Capital                           VictoryShares and Solutions

    MICHAEL REYNAL                           MANNIK S. DHILLON, CFA, CAIA
    MICHAEL ADE, CFA                         WASIF A. LATIF
    MARIA FREUND, CFA

--------------------------------------------------------------------------------

o PLEASE CHARACTERIZE THE PERFORMANCE OF GLOBAL STOCKS DURING THE 12-MONTH REPORTING PERIOD ENDED JULY 31, 2019.

    While U.S. stocks ended the 12-month reporting period in positive territory, there was significant volatility along the way. Against a backdrop of slowing global growth, for much of the period, markets responded primarily to headlines surrounding U.S. monetary and trade policies. Entering the reporting period, the U.S. Federal Reserve (the "Fed") was on a credit tightening trajectory, which the markets interpreted as confirming a relatively favorable outlook for the U.S. economy. The fourth quarter of 2018 saw a sharp reversal in investor risk appetite, however, as softening economic data from Europe and China raised concerns that the Fed would increase interest rate too quickly even as a global recession possibly loomed. Uncertainty regarding U.S. trade policy and corporate earnings also weighed on sentiment toward the end of 2018. While the Fed followed through on its previously signaled December 2018 interest rate increase, it pivoted to a much more dovish stance entering 2019, leading to a rebound in risk asset valuations.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    Escalating rhetoric between the United States and China regarding trade and tariffs generated concerns throughout the 12-month reporting period. May 2019 saw markets decline as President Trump announced plans to impose 25% tariffs on $200 billion in Chinese imports. However, the market subsequently recovered its lost ground as the Fed indicated that it was prepared to cut its benchmark interest rate, if needed, to help offset any drag on economic growth stemming from trade frictions. Corporate earnings reports that generally were in line with expectations also served to bolster sentiment.

o HOW DID THE USAA CAPITAL GROWTH FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2019, the Fund Shares and Institutional Shares had total returns of -1.82% and -1.77%, respectively. This compares to returns of 3.62% for the MSCI World Index, 2.95% for the MSCI All-Country World Index (the "Index") and -0.07% for the Lipper Global Funds Index.

    Victory Capital Management Inc. (the "Manager" or "Victory Capital") is the Fund's investment adviser. The investment adviser provides day-to- day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    For the 12-month reporting period, stock selection was the principal detractor from the Fund's performance relative to the Index, while sector allocation had a slightly negative effect overall. Stock selection within information technology was by far the largest detractor by sector, while selection within materials and consumer discretionary also detracted. In

    Refer to page 4 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA CAPITAL GROWTH FUND

================================================================================

    terms of allocation, an overweight to the energy sector and an underweight in utilities weighed on performance, while an overweight to information technology and an underweight to healthcare contributed to returns.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging-market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/19 o

--------------------------------------------------------------------------------------------------------
                                                                                   SINCE       INCEPTION
                                        1 YEAR       5 YEAR        10 YEAR       INCEPTION*       DATE
--------------------------------------------------------------------------------------------------------
Fund Shares                              -1.82%       7.45%         9.97%             -                -
Institutional Shares                     -1.77%          -             -           6.66%         8/07/15
MSCI All-Country
  World Index** (reflects
  no deduction for fees,
  expenses, or taxes)                     2.95%       6.48%         9.25%             -                -
MSCI World Index***
  (reflects no deduction
  for fees, expenses, or taxes)           3.62%       7.05%         9.87%             -                -
Lipper Global Funds Index
  (reflects no deduction
  for taxes)****                         -0.07%       5.99%         8.81%             -                -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**As of July 1, 2019, the MSCI All-Country World Index replaced the MSCI World Index because the MSCI All-Country World Index is more representative of the Fund's investment universe. The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

***The unmanaged MSCI World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

****The unmanaged Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA CAPITAL GROWTH FUND

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                    USAA CAPITAL
                    GROWTH FUND          MSCI WORLD       MSCI ALL-COUNTRY      LIPPER GLOBAL
                      SHARES               INDEX             WORLD INDEX         FUNDS INDEX
 7/31/2009          $10,000.00          $10,000.00           $10,000.00          $10,000.00
 8/31/2009           10,293.00           10,412.55            10,357.65           10,397.53
 9/30/2009           10,695.00           10,827.58            10,832.83           10,777.10
10/31/2009           10,475.00           10,634.94            10,665.42           10,555.25
11/30/2009           10,932.00           11,069.52            11,104.07           10,965.95
12/31/2009           11,190.00           11,268.29            11,334.02           11,256.24
 1/31/2010           10,654.00           10,802.56            10,844.20           10,829.04
 2/28/2010           10,838.00           10,954.84            10,982.34           10,979.95
 3/31/2010           11,652.00           11,633.28            11,688.87           11,621.06
 4/30/2010           11,560.00           11,634.91            11,708.53           11,665.94
 5/31/2010           10,450.00           10,520.43            10,598.50           10,584.44
 6/30/2010           10,025.00           10,159.72            10,271.99           10,268.09
 7/31/2010           10,912.00           10,983.40            11,107.80           11,081.38
 8/31/2010           10,450.00           10,573.33            10,719.49           10,656.37
 9/30/2010           11,504.00           11,559.25            11,744.98           11,700.40
10/31/2010           12,041.00           11,990.13            12,169.46           12,168.66
11/30/2010           11,782.00           11,731.27            11,898.68           11,922.94
12/31/2010           12,547.00           12,593.81            12,770.01           12,763.33
 1/31/2011           12,715.00           12,878.33            12,970.41           12,944.17
 2/28/2011           13,107.00           13,329.24            13,348.09           13,358.50
 3/31/2011           13,126.00           13,197.79            13,334.76           13,385.59
 4/30/2011           13,630.00           13,758.46            13,880.32           13,886.62
 5/31/2011           13,312.00           13,473.04            13,581.95           13,587.61
 6/30/2011           13,144.00           13,259.90            13,367.95           13,329.44
 7/31/2011           12,902.00           13,019.47            13,150.30           13,028.12
 8/31/2011           11,781.00           12,102.15            12,189.68           11,981.08
 9/30/2011           10,624.00           11,056.88            11,038.82           10,750.54
10/31/2011           11,763.00           12,200.57            12,221.56           11,870.51
11/30/2011           11,669.00           11,902.69            11,855.71           11,658.01
12/31/2011           11,555.00           11,896.08            11,831.76           11,492.26
 1/31/2012           12,236.00           12,493.06            12,519.74           12,225.50
 2/29/2012           12,729.00           13,103.33            13,149.65           12,832.16
 3/31/2012           12,805.00           13,271.79            13,236.95           12,915.74
 4/30/2012           12,672.00           13,121.08            13,085.61           12,688.29
 5/31/2012           11,498.00           11,988.41            11,912.38           11,554.96
 6/30/2012           12,066.00           12,599.29            12,500.72           12,069.32
 7/31/2012           12,199.00           12,761.26            12,671.86           12,237.46
 8/31/2012           12,502.00           13,084.78            12,947.38           12,451.76
 9/30/2012           12,824.00           13,444.26            13,355.18           12,770.96
10/31/2012           12,691.00           13,353.41            13,266.16           12,760.51
11/30/2012           12,899.00           13,524.40            13,435.80           12,904.51
12/31/2012           13,199.00           13,778.74            13,740.13           13,320.68
 1/31/2013           13,891.00           14,480.63            14,373.12           13,981.41
 2/28/2013           14,006.00           14,504.54            14,370.88           13,952.19
 3/31/2013           14,313.00           14,844.28            14,633.64           14,269.82
 4/30/2013           14,832.00           15,311.74            15,051.68           14,675.93
 5/31/2013           14,832.00           15,317.52            15,010.39           14,770.64
 6/30/2013           14,525.00           14,940.09            14,571.65           14,445.28
 7/31/2013           15,370.00           15,726.63            15,269.24           15,175.34
 8/31/2013           14,851.00           15,391.88            14,951.11           14,857.66
 9/30/2013           15,696.00           16,161.68            15,723.35           15,602.90
10/31/2013           16,484.00           16,794.30            16,355.32           16,148.05
11/30/2013           16,868.00           17,092.76            16,586.94           16,449.47
12/31/2013           17,039.00           17,454.44            16,873.10           16,747.03
 1/31/2014           16,612.00           16,807.95            16,198.16           16,180.70
 2/28/2014           17,388.00           17,649.38            16,980.66           16,971.16
 3/31/2014           17,388.00           17,674.92            17,056.16           17,039.31
 4/30/2014           17,388.00           17,856.03            17,218.53           17,121.59
 5/31/2014           17,738.00           18,207.35            17,584.75           17,467.25
 6/30/2014           18,126.00           18,533.06            17,915.83           17,770.34
 7/31/2014           18,067.00           18,237.29            17,698.55           17,390.63
 8/31/2014           18,553.00           18,639.15            18,089.52           17,788.43
 9/30/2014           18,184.00           18,133.26            17,502.91           17,245.31
10/31/2014           18,378.00           18,250.57            17,626.14           17,360.86
11/30/2014           18,941.00           18,616.32            17,920.96           17,698.73
12/31/2014           18,814.00           18,316.13            17,575.15           17,393.51
 1/31/2015           18,696.00           17,984.25            17,300.37           17,173.72
 2/28/2015           19,760.00           19,037.92            18,263.50           18,121.56
 3/31/2015           19,563.00           18,739.91            17,980.52           17,925.30
 4/30/2015           19,937.00           19,179.41            18,502.21           18,293.09
 5/31/2015           20,174.00           19,245.48            18,478.07           18,396.57
 6/30/2015           19,740.00           18,797.98            18,043.06           18,016.96
 7/31/2015           20,016.00           19,135.40            18,199.75           18,205.32
 8/31/2015           18,755.00           17,869.13            16,952.14           17,023.08
 9/30/2015           18,223.00           17,210.03            16,337.98           16,392.77
10/31/2015           19,622.00           18,573.83            17,620.26           17,565.18
11/30/2015           19,662.00           18,481.41            17,474.76           17,564.39
12/31/2015           19,387.00           18,156.56            17,159.62           17,192.60
 1/31/2016           18,151.00           17,070.35            16,124.71           16,103.56
 2/29/2016           17,932.00           16,943.31            16,013.80           15,876.29
 3/31/2016           19,088.00           18,093.06            17,200.54           17,019.31
 4/30/2016           19,108.00           18,379.36            17,454.44           17,289.06
 5/31/2016           19,307.00           18,482.59            17,476.44           17,404.50
 6/30/2016           18,928.00           18,275.49            17,370.65           17,136.50
 7/31/2016           19,865.00           19,047.60            18,119.22           17,889.93
 8/31/2016           19,984.00           19,063.43            18,180.17           17,999.46
 9/30/2016           20,024.00           19,164.69            18,291.56           18,137.90
10/31/2016           19,845.00           18,793.80            17,981.08           17,858.04
11/30/2016           20,502.00           19,064.03            18,117.72           18,139.75
12/31/2016           20,880.00           19,520.20            18,509.11           18,506.74
 1/31/2017           21,244.00           19,991.33            19,015.24           18,991.07
 2/28/2017           21,850.00           20,545.96            19,548.68           19,477.50
 3/31/2017           22,012.00           20,764.81            19,787.76           19,793.68
 4/30/2017           22,315.00           21,072.27            20,096.19           20,143.05
 5/31/2017           22,356.00           21,518.04            20,539.96           20,613.10
 6/30/2017           22,639.00           21,600.84            20,633.36           20,712.60
 7/31/2017           23,589.00           22,117.80            21,209.95           21,200.04
 8/31/2017           23,690.00           22,148.94            21,291.23           21,180.91
 9/30/2017           24,296.00           22,646.06            21,702.57           21,659.04
10/31/2017           24,983.00           23,074.03            22,153.24           22,000.71
11/30/2017           25,529.00           23,573.99            22,582.09           22,410.43
12/31/2017           25,863.00           23,892.80            22,946.17           22,703.30
 1/31/2018           27,386.00           25,154.34            24,240.67           23,901.19
 2/28/2018           26,259.00           24,112.26            23,222.63           22,861.92
 3/31/2018           25,654.00           23,586.70            22,725.54           22,470.22
 4/30/2018           25,842.00           23,857.73            22,942.54           22,678.34
 5/31/2018           25,967.00           24,007.24            22,971.15           22,670.95
 6/30/2018           25,675.00           23,995.78            22,846.81           22,551.44
 7/31/2018           26,364.00           24,745.26            23,535.82           23,287.00
 8/31/2018           26,802.00           25,051.43            23,720.65           23,268.43
 9/30/2018           27,032.00           25,190.92            23,823.93           23,312.64
10/31/2018           24,986.00           23,341.20            22,038.59           21,585.60
11/30/2018           24,819.00           23,606.36            22,360.91           21,829.43
12/31/2018           22,899.00           21,811.38            20,785.92           20,266.17
 1/31/2019           25,109.00           23,508.43            22,427.18           21,845.29
 2/28/2019           25,588.00           24,215.32            23,027.08           22,389.39
 3/31/2019           25,565.00           24,533.38            23,316.59           22,598.27
 4/30/2019           26,226.00           25,403.32            24,103.93           23,328.34
 5/31/2019           24,221.00           23,937.52            22,674.09           21,970.88
 6/30/2019           25,793.00           25,514.88            24,158.83           23,305.78
 7/31/2019           25,884.00           25,641.26            24,229.58           23,269.91

                                   [END CHART]

                        Data from 7/31/09 through 7/31/19

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Capital Growth Fund Shares to the benchmarks listed above (see page 4 for benchmark definitions)

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes, except the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/19 o
                                (% of Net Assets)

Apple, Inc. ..............................................................  3.2%
Amazon.com, Inc. .........................................................  1.8%
Microsoft Corp. ..........................................................  1.6%
Home Depot, Inc. .........................................................  1.4%
Merck & Co., Inc. ........................................................  1.2%
Air Canada ...............................................................  1.2%
Boeing Co. ...............................................................  1.1%
Bank of America Corp. ....................................................  1.1%
Baxter International, Inc. ...............................................  1.1%
Amgen, Inc. ..............................................................  1.0%

                        o SECTOR ALLOCATION* - 7/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

CONSUMER, NON-CYCLICAL                                                     20.5%
FINANCIAL                                                                  19.1%
TECHNOLOGY                                                                 14.7%
COMMUNICATIONS                                                             12.8%
CONSUMER, CYCLICAL                                                         12.6%
INDUSTRIAL                                                                  7.1%
ENERGY                                                                      6.2%
BASIC MATERIALS                                                             3.7%
UTILITIES                                                                   2.9%

                                   [END CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

6  | USAA CAPITAL GROWTH FUND

================================================================================

                        o COUNTRY ALLOCATION* - 7/31/19 o

                        [PIE CHART OF COUNTRY ALLOCATION]

UNITED STATES                                                              61.7%
JAPAN                                                                       7.8%
UNITED KINGDOM                                                              7.3%
NETHERLANDS                                                                 4.6%
CANADA                                                                      4.4%
OTHER*                                                                     13.8%

                                   [END CHART]

* Includes countries with less than 3% of portfolio.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust ("Trust"). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"), an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby USAA Asset Management Company ("AMCO") was acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital.

                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
       FOR                          AGAINST                       ABSTAIN
--------------------------------------------------------------------------------
   50,285,436                      4,674,370                     3,796,047

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested person" as defined in the Investment Company Act of 1940, as amended (1940 Act) ("Interested Trustee"); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                         NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                             FOR                         VOTES WITHHELD
--------------------------------------------------------------------------------
David C. Brown                  8,299,565,565                      820,887,736
John C. Walters                 8,317,935,885                      802,517,416

================================================================================

8  | USAA CAPITAL GROWTH FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2019:

     DIVIDEND RECEIVED               LONG-TERM
    DEDUCTION (CORPORATE           CAPITAL GAIN          QUALIFIED INTEREST
      SHAREHOLDERS)(1)            DISTRIBUTIONS(2)            INCOME
    -----------------------------------------------------------------------
          49.73%                    $47,634,000               $54,000
    -----------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CAPITAL GROWTH FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Capital Growth Fund (the "Fund") (one of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the USAA Mutual Funds Trust) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 20, 2019

================================================================================

10  | USAA CAPITAL GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2019

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (99.6%)

              COMMON STOCKS (99.6%)

              BASIC MATERIALS (3.7%)
              ----------------------
              CHEMICALS (2.7%)
    90,373    Covestro AG(a),(b)                                                                $  4,076
    85,100    Eastman Chemical Co.                                                                 6,412
   294,542    Huntsman Corp.                                                                       6,053
    55,000    LyondellBasell Industries N.V. "A"                                                   4,603
   106,000    Methanex Corp.                                                                       4,172
                                                                                                --------
                                                                                                  25,316
                                                                                                --------
              MINING (1.0%)
 1,300,000    Glencore plc(b),(c)                                                                  4,169
 2,298,518    South32 Ltd.(b)                                                                      4,891
                                                                                                --------
                                                                                                   9,060
                                                                                                --------
              Total Basic Materials                                                               34,376
                                                                                                --------
              COMMUNICATIONS (12.8%)
              ----------------------
              ADVERTISING (0.5%)
    58,000    Omnicom Group, Inc.                                                                  4,653
                                                                                                --------
              INTERNET (5.7%)
     7,331    Alphabet, Inc. "A"(c)                                                                8,931
     9,011    Amazon.com, Inc.(c)                                                                 16,822
   874,167    Auto Trader Group plc(b)                                                             5,739
     3,394    Booking Holdings, Inc.(c)                                                            6,403
    49,205    F5 Networks, Inc.(c)                                                                 7,219
   574,597    Rightmove plc(b)                                                                     3,675
   107,985    TripAdvisor, Inc.(c)                                                                 4,767
                                                                                                --------
                                                                                                  53,556
                                                                                                --------
              MEDIA (1.3%)
   123,822    CBS Corp. "B"                                                                        6,378
   185,117    Viacom, Inc. "B"                                                                     5,618
                                                                                                --------
                                                                                                  11,996
                                                                                                --------
              TELECOMMUNICATIONS (5.3%)
10,800,000    China Telecom Corp. Ltd. "H"(b)                                                      4,817
   130,557    Cisco Systems, Inc.                                                                  7,233

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
   209,594    Juniper Networks, Inc.                                                            $  5,663
   147,600    Nippon Telegraph & Telephone Corp.(b)                                                6,661
   284,000    NTT DOCOMO, Inc.(b)                                                                  6,809
   401,821    Telefonaktiebolaget LM Ericsson "B"(b)                                               3,516
   105,928    T-Mobile US, Inc.(c)                                                                 8,446
 3,599,511    Vodafone Group plc(b)                                                                6,551
                                                                                                --------
                                                                                                  49,696
                                                                                                --------
              Total Communications                                                               119,901
                                                                                                --------
              CONSUMER, CYCLICAL (12.6%)
              --------------------------
              AIRLINES (1.8%)
   327,000    Air Canada(c)                                                                       11,251
   117,241    Southwest Airlines Co.                                                               6,041
                                                                                                --------
                                                                                                  17,292
                                                                                                --------
              APPAREL (1.9%)
   228,620    Burberry Group plc(b)                                                                6,304
    83,303    NIKE, Inc. "B"                                                                       7,166
    41,137    Ralph Lauren Corp.                                                                   4,288
                                                                                                --------
                                                                                                  17,758
                                                                                                --------
              AUTO MANUFACTURERS (0.3%)
   117,300    Honda Motor Co. Ltd.(b)                                                              2,919
                                                                                                --------
              AUTO PARTS & EQUIPMENT (1.5%)
    34,641    Lear Corp.                                                                           4,392
    74,800    Magna International, Inc.                                                            3,772
   177,000    NGK Spark Plug Co. Ltd.(b)                                                           3,380
   258,400    Sumitomo Rubber Industries Ltd.(b)                                                   2,820
                                                                                                --------
                                                                                                  14,364
                                                                                                --------
              DISTRIBUTION/WHOLESALE (2.2%)
   110,041    HD Supply Holdings, Inc.(c)                                                          4,458
   875,100    Marubeni Corp.(b)                                                                    5,673
   205,000    Mitsubishi Corp.(b)                                                                  5,505
    15,941    WW Grainger, Inc.                                                                    4,639
                                                                                                --------
                                                                                                  20,275
                                                                                                --------
              HOME BUILDERS (0.5%)
   117,446    Bellway plc(b)                                                                       4,233
                                                                                                --------
              RETAIL (4.4%)
    36,300    Advance Auto Parts, Inc.                                                             5,468
    59,546    Home Depot, Inc.                                                                    12,725
    95,130    Lowe's Companies, Inc.                                                               9,646
    37,102    Ross Stores, Inc.                                                                    3,934

================================================================================

12  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    63,000    Target Corp.                                                                      $  5,443
    67,829    Walgreens Boots Alliance, Inc.                                                       3,696
                                                                                                --------
                                                                                                  40,912
                                                                                                --------
              Total Consumer, Cyclical                                                           117,753
                                                                                                --------
              CONSUMER, NON-CYCLICAL (20.5%)
              ------------------------------
              AGRICULTURE (1.2%)
   143,979    Archer-Daniels-Midland Co.                                                           5,914
   211,137    Imperial Brands plc(b)                                                               5,359
                                                                                                --------
                                                                                                  11,273
                                                                                                --------
              BEVERAGES (2.1%)
   102,843    Coca-Cola European Partners plc                                                      5,685
   198,833    Diageo plc(b)                                                                        8,292
   250,000    Kirin Holdings Co. Ltd.(b)                                                           5,422
                                                                                                --------
                                                                                                  19,399
                                                                                                --------
              BIOTECHNOLOGY (2.2%)
    51,936    Amgen, Inc.                                                                          9,690
    24,731    Biogen, Inc.(c)                                                                      5,882
    14,900    Regeneron Pharmaceuticals, Inc.(c)                                                   4,541
                                                                                                --------
                                                                                                  20,113
                                                                                                --------
              COMMERCIAL SERVICES (0.6%)
    87,416    Robert Half International, Inc.                                                      5,281
                                                                                                --------
              COSMETICS/PERSONAL CARE (0.6%)
    50,000    Procter & Gamble Co.                                                                 5,902
                                                                                                --------
              FOOD (3.7%)
   339,400    Ajinomoto Co., Inc.(b)                                                               6,082
   147,000    Calbee, Inc.(b)                                                                      4,147
    65,000    Colruyt S.A.(b)                                                                      3,387
    56,628    GS Holdings Corp.(b)                                                                 2,399
   262,249    Koninklijke Ahold Delhaize N.V.(b)                                                   5,956
   227,000    Kroger Co.                                                                           4,803
   104,642    Tyson Foods, Inc."A''                                                                8,319
                                                                                                --------
                                                                                                  35,093
                                                                                                --------
              HEALTHCARE PRODUCTS (2.7%)
   117,400    Baxter International, Inc.                                                           9,858
    24,682    IDEXX Laboratories, Inc.(c)                                                          6,962
    56,358    Masimo Corp.(c)                                                                      8,896
                                                                                                --------
                                                                                                  25,716
                                                                                                --------
              HEALTHCARE-SERVICES (2.1%)
    35,000    Amedisys, Inc.(c)                                                                    4,826
    27,351    Humana, Inc.                                                                         8,117

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    25,137    UnitedHealth Group, Inc.                                                          $  6,259
                                                                                                --------
                                                                                                  19,202
                                                                                                --------
              PHARMACEUTICALS (5.3%)
   159,406    Bristol-Myers Squibb Co.                                                             7,079
   111,000    Cardinal Health, Inc.                                                                5,076
    71,100    Herbalife Nutrition Ltd.(c)                                                          2,917
    60,000    McKesson Corp.                                                                       8,337
   136,164    Merck & Co., Inc.                                                                   11,300
    36,000    Roche Holding AG(b)                                                                  9,636
    99,000    Shionogi & Co. Ltd.(b)                                                               5,481
                                                                                                --------
                                                                                                  49,826
                                                                                                --------
              Total Consumer, Non-cyclical                                                       191,805
                                                                                                --------
              ENERGY (6.2%)
              -------------
              OIL & GAS (5.6%)
 5,268,000    China Petroleum & Chemical Corp. "H"(b)                                              3,382
   366,036    Eni SpA(b)                                                                           5,718
    38,007    Exxon Mobil Corp.                                                                    2,826
   250,100    Imperial Oil Ltd.                                                                    6,849
   172,744    Neste Oyj(b)                                                                         5,717
    77,852    Phillips 66                                                                          7,985
   466,892    Repsol S.A.(b)                                                                       7,405
   210,828    Royal Dutch Shell plc "A"(b)                                                         6,640
    71,579    Valero Energy Corp.                                                                  6,102
                                                                                                --------
                                                                                                  52,624
                                                                                                --------
              OIL & GAS SERVICES (0.6%)
   268,195    SBM Offshore N.V.(b)                                                                 5,307
                                                                                                --------
              Total Energy                                                                        57,931
                                                                                                --------
              FINANCIAL (19.1%)
              -----------------
              BANKS (7.1%)
   323,853    Bank of America Corp.                                                                9,936
    45,500    Canadian Imperial Bank of Commerce                                                   3,579
 4,041,000    China Construction Bank Corp. "H"(b)                                                 3,102
   134,678    Citigroup, Inc.                                                                      9,584
   178,376    Citizens Financial Group, Inc.                                                       6,646
   254,285    Danske Bank A/S(b)                                                                   3,774
   354,809    ING Groep N.V.(b)                                                                    3,937
    56,223    J.P. Morgan Chase & Co.                                                              6,522
 9,770,100    Lloyds Banking Group plc(b)                                                          6,320
   463,702    Skandinaviska Enskilda Banken AB "A"(b)                                              4,360

================================================================================

14  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
   179,975    Wells Fargo & Co.                                                                 $  8,713
                                                                                                --------
                                                                                                  66,473
                                                                                                --------
              DIVERSIFIED FINANCIAL SERVICES (1.1%)
    20,980    Alliance Data Systems Corp.                                                          3,292
    75,693    Capital One Financial Corp.                                                          6,996
                                                                                                --------
                                                                                                  10,288
                                                                                                --------
              INSURANCE (8.2%)
 1,280,312    Aegon N.V.(b)                                                                        6,309
    37,332    Allianz SE(b)                                                                        8,661
    70,447    Allstate Corp.                                                                       7,566
 1,203,265    Aviva plc(b)                                                                         5,908
   257,108    AXA S.A.(b)                                                                          6,476
   271,880    CNO Financial Group, Inc.                                                            4,598
   130,146    Essent Group Ltd.(c)                                                                 6,008
    87,532    Lincoln National Corp.                                                               5,719
   375,400    Manulife Financial Corp.                                                             6,798
   174,833    MetLife, Inc.                                                                        8,640
    22,342    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen(b)                         5,324
   126,300    Sun Life Financial, Inc.                                                             5,248
                                                                                                --------
                                                                                                  77,255
                                                                                                --------
              REAL ESTATE (2.7%)
 1,234,000    China Vanke Co. Ltd. "H"(b)                                                          4,635
    33,000    Daito Trust Construction Co. Ltd.(b)                                                 4,255
 1,100,000    Kerry Properties Ltd.(b)                                                             4,131
 1,658,000    Shimao Property Holdings Ltd.(b)                                                     4,579
    87,416    Vonovia SE(b)                                                                        4,268
   550,000    Wharf Real Estate Investment Co. Ltd.(b)                                             3,470
                                                                                                --------
                                                                                                  25,338
                                                                                                --------
              Total Financial                                                                    179,354
                                                                                                --------
              INDUSTRIAL (7.1%)
              -----------------
              AEROSPACE/DEFENSE (1.6%)
    30,356    Boeing Co.                                                                          10,357
    63,763    Spirit AeroSystems Holdings, Inc. "A''                                               4,900
                                                                                                --------
                                                                                                  15,257
                                                                                                --------
              ELECTRONICS (0.8%)
   231,101    Jabil, Inc.                                                                          7,136
                                                                                                --------
              MACHINERY-CONSTRUCTION & MINING (1.4%)
   148,000    Mitsubishi Heavy Industries Ltd.(b)                                                  6,105
    79,000    Oshkosh Corp.                                                                        6,602
                                                                                                --------
                                                                                                  12,707
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MACHINERY-DIVERSIFIED (2.2%)
   539,927    CNH Industrial N.V.(b)                                                            $  5,467
    54,828    Cummins, Inc.                                                                        8,992
    39,080    Rockwell Automation, Inc.                                                            6,283
                                                                                                --------
                                                                                                  20,742
                                                                                                --------
              MISCELLANEOUS MANUFACTURERS (0.4%)
    23,883    Parker-Hannifin Corp.                                                                4,182
                                                                                                --------
              TRANSPORTATION (0.7%)
    41,137    FedEx Corp.                                                                          7,015
                                                                                                --------
              Total Industrial                                                                    67,039
                                                                                                --------
              TECHNOLOGY (14.7%)
              ------------------
              COMPUTERS (5.5%)
   143,000    Apple, Inc.                                                                         30,465
    42,166    Check Point Software Technologies Ltd.(c)                                            4,721
    53,000    Fortinet, Inc.(c)                                                                    4,256
   308,529    HP, Inc.                                                                             6,492
    92,382    NetApp, Inc.                                                                         5,403
                                                                                                --------
                                                                                                  51,337
                                                                                                --------
              SEMICONDUCTORS (4.4%)
   162,492    Applied Materials, Inc.                                                              8,022
    33,938    ASML Holding N.V.(b)                                                                 7,562
    72,000    NXP Semiconductors N.V.                                                              7,444
   212,062    Samsung Electronics Co. Ltd.(b)                                                      8,032
    35,210    Texas Instruments, Inc.                                                              4,402
    51,100    Xilinx, Inc.                                                                         5,836
                                                                                                --------
                                                                                                  41,298
                                                                                                --------
              SOFTWARE (4.8%)
    83,303    Akamai Technologies, Inc.(c)                                                         7,341
    45,765    Citrix Systems, Inc.                                                                 4,313
    94,600    Konami Holdings Corp.(b)                                                             4,014
   111,124    Microsoft Corp.                                                                     15,143
   102,843    Oracle Corp.                                                                         5,790
    53,478    Veeva Systems, Inc. "A"(c)                                                           8,872
                                                                                                --------
                                                                                                  45,473
                                                                                                --------
              Total Technology                                                                   138,108
                                                                                                --------
              UTILITIES (2.9%)
              ----------------
              ELECTRIC (2.4%)
   270,000    AES Corp.                                                                            4,533
    78,160    Edison International                                                                 5,826

================================================================================

16  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
   187,352    Fortum Oyj(b)                                                                     $  4,298
   115,000    NRG Energy, Inc.                                                                     3,926
   370,000    Tohoku Electric Power Co., Inc.(b)                                                   3,702
                                                                                                --------
                                                                                                  22,285
                                                                                                --------
              WATER (0.5%)
   470,000    United Utilities Group plc(b)                                                        4,492
                                                                                                --------
              Total Utilities                                                                     26,777
                                                                                                --------
              Total Common Stocks (cost: $811,264)                                               933,044
                                                                                                --------
              Total Equity Securities (cost: $811,264)                                           933,044
                                                                                                --------

              TOTAL INVESTMENTS (COST: $811,264)                                                $933,044
                                                                                                ========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                          VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                           LEVEL 1               LEVEL 2               LEVEL 3               TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                 $637,795              $295,249                    $-            $933,044
--------------------------------------------------------------------------------------------------------
Total                           $637,795              $295,249                    $-            $933,044
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At July 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 37.9% of net assets at July 31, 2019.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by Victory Capital under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) Securities with a value of $295,249,000, which represented 31.5% of the Fund's net assets, were classified as Level 2 as of July 31, 2019, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (c) Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

18  | USAA CAPITAL GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
       (cost of $811,264)                                                                       $933,044
   Cash denominated in foreign currencies (identified cost of $541)                                  540
   Receivables:
       Capital shares sold                                                                            44
       Dividends and interest                                                                      1,705
       Securities sold                                                                             2,889
                                                                                                --------
          Total assets                                                                           938,222
                                                                                                --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                       241
       Bank overdraft                                                                                276
   Accrued administration and servicing fees                                                         116
   Accrued management fees                                                                           603
   Accrued transfer agent's fees                                                                     122
   Other accrued expenses and payables                                                               109
                                                                                                --------
          Total liabilities                                                                        1,467
                                                                                                --------
             Net assets applicable to capital shares outstanding                                $936,755
                                                                                                ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                               $764,730
  Distributable earnings                                                                         172,025
                                                                                                --------
             Net assets applicable to capital shares outstanding                                $936,755
                                                                                                ========
   Net asset value, redemption price, and offering price per share:
   Fund Shares (net assets of $826,325/72,712
      capital shares outstanding, no par value)                                                 $  11.36
                                                                                                ========
   Institutional Shares (net assets of $110,430/9,692
      capital shares outstanding, no par value)                                                 $  11.39
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,300)                                          $ 23,039
   Interest                                                                                           99
   Securities lending (net)                                                                          122
                                                                                                --------
      Total income                                                                                23,260
                                                                                                --------
EXPENSES
   Management fees                                                                                 6,811
   Administration and servicing fees:
      Fund Shares                                                                                  1,261
      Institutional Shares                                                                            56
   Transfer agent's fees:
      Fund Shares                                                                                  1,412
      Institutional Shares                                                                            57
   Custody and accounting fees:
      Fund Shares                                                                                    174
      Institutional Shares                                                                            11
   Postage:
      Fund Shares                                                                                     66
   Shareholder reporting fees:
      Fund Shares                                                                                     40
   Trustees' fees                                                                                     37
   Registration fees:
      Fund Shares                                                                                     30
      Institutional Shares                                                                            18
   Professional fees                                                                                 102
   Other                                                                                              23
                                                                                                --------
           Total expenses                                                                         10,098
                                                                                                --------
NET INVESTMENT INCOME                                                                             13,162
                                                                                                --------

================================================================================

20  | USAA CAPITAL GROWTH FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY

   Net realized gain (loss) on:
      Investments                                                                               $ 62,806
      Foreign currency transactions                                                                  (22)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                (90,222)
      Foreign currency translations                                                                  (34)
                                                                                                --------
         Net realized and unrealized loss                                                        (27,472)
                                                                                                --------
   Decrease in net assets resulting from operations                                             $(14,310)
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------
                                                                                        2019        2018
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                            $ 13,162    $ 11,305
   Net realized gain on investments                                                   62,806      51,516
   Net realized gain (loss) on foreign currency transactions                             (22)         50
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                   (90,222)     35,234
       Foreign currency translations                                                     (34)        (60)
                                                                                    --------------------
           Increase (decrease) in net assets resulting from operations               (14,310)     98,045
                                                                                    --------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                                       (66,864)    (28,573)
   Institutional Shares                                                                 (620)       (220)
                                                                                    --------------------
           Distributions to shareholders                                             (67,484)    (28,793)
                                                                                    --------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 7)
   Fund Shares                                                                         7,803      (2,598)
   Institutional Shares                                                              100,115       1,700
                                                                                    --------------------
           Total net increase (decrease) in net assets from capital
               share transactions                                                    107,918        (898)
                                                                                    --------------------
       Net increase in net assets                                                     26,124      68,354
NET ASSETS
   Beginning of year                                                                 910,631     842,277
                                                                                    --------------------
       End of year                                                                  $936,755    $910,631
                                                                                    ====================

See accompanying notes to financial statements.

================================================================================

22  | USAA CAPITAL GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Capital Growth Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of two classes of shares: Capital Growth Fund Shares (Fund Shares) and Capital Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by an affiliate fund participating in a fund-of-funds investment strategy (affiliated funds).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services
(SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc., a global investment management firm headquartered in Cleveland, Ohio (the Transaction) on July 1, 2019. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Pricing and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S. listed equities and the average of

================================================================================

24  | USAA CAPITAL GROWTH FUND

================================================================================

        the bid and asked prices is used for foreign listed equities. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include debt securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

================================================================================

26  | USAA CAPITAL GROWTH FUND

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    For the year ended July 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes

================================================================================

28  | USAA CAPITAL GROWTH FUND

================================================================================

    recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility, with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

commitment fee of 0.15%. Each fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

For the period July 1, 2019 to July 31, 2019, the Fund paid Citibank facility fees of less than $500, which represents 0.7% of the total fees paid to Citibank by the funds of the Trusts. The Fund had no borrowings under this agreement during the period July 1, 2019 to July 31, 2019. Effective July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation (CAPCO) terminated. For the period from August 1, 2018 to June 30, 2019, the Fund paid CAPCO facility fees of $7,000, which represents 1.1% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the period August 1, 2018 to June 30, 2019.

(3) INTERFUND LENDING

Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the U.S. Securities and Exchange Commission (SEC) in March 2017 (the Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each fund to directly lend and borrow money to or from certain other affiliated funds relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. For the period July 1, 2019 to July 31, 2019, the Fund did not lend.

(4) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

30  | USAA CAPITAL GROWTH FUND

================================================================================

The tax character of distributions paid during the years ended July 31, 2019, and 2018, was as follows:

                                                    2019                 2018
                                                --------------------------------
Ordinary income*                                $19,850,000          $ 8,476,000
Long-term realized capital gains                 47,634,000           20,317,000
                                                -----------          -----------
   Total distributions paid                     $67,484,000          $28,793,000
                                                ===========          ===========

As of July 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $  8,646,000
Undistributed long-term capital gains                                 41,630,000
Unrealized appreciation of investments                               121,749,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the non-REIT return of capital dividend adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At July 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                       NET
                                     GROSS            GROSS         UNREALIZED
                                   UNREALIZED       UNREALIZED     APPRECIATION/
  FUND               TAX COST     APPRECIATION     DEPRECIATION   (DEPRECIATION)
--------------------------------------------------------------------------------
USAA Capital
  Growth Fund      $811,257,000   $172,762,000    $(50,975,000)    $121,787,000

(5) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2019, were $544,579,000 and $485,346,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

(6) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At July 31, 2019, the Fund had no securities on loan.

(7) CAPITAL SHARE TRANSACTIONS

At July 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated fund-of-funds as well as other persons or

================================================================================

32  | USAA CAPITAL GROWTH FUND

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                    YEAR ENDED                  YEAR ENDED
                                   JULY 31, 2019               JULY 31, 2018
--------------------------------------------------------------------------------
                               SHARES        AMOUNT        SHARES        AMOUNT
                               -------------------------------------------------
FUND SHARES:
Shares sold                     3,952      $  45,444        6,263      $  77,857
Shares issued from
  reinvested dividends          6,365         66,499        2,311         28,402
Shares redeemed                (9,094)      (104,140)      (8,773)      (108,857)
                               -------------------------------------------------
Net increase (decrease) from
  capital share transactions    1,223      $   7,803         (199)     $  (2,598)
                               =================================================
INSTITUTIONAL SHARES:
Shares sold                     9,136      $ 100,957          147      $   1,831
Shares issued from
  reinvested dividends             14            148            2             18
Shares redeemed                   (87)          (990)         (12)          (149)
                               -------------------------------------------------
Net increase from
  capital share transactions    9,063      $ 100,115          137      $   1,700
                               =================================================

(8) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category.

For the Fund Shares and Institutional Shares, the performance period consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                                   ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                                (IN BASIS POINTS)(1)
--------------------------------------------------------------------------
+/- 100 to 400                                      +/- 4
+/- 401 to 700                                      +/- 5
+/- 701 and greater                                 +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class

================================================================================

34  | USAA CAPITAL GROWTH FUND

================================================================================

outperforms the Lipper Global Funds Index over that period, even if the class had overall negative returns during the performance period.

Under the investment advisory agreement with the Manager that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

For the period from August 1, 2018 to June 30, 2019, the Fund incurred management fees, paid or payable to AMCO, of $6,208,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $80,000 and $1,000, respectively. For the Fund Shares and Institutional Shares, the performance adjustments were 0.01% and less than 0.01%, respectively. For the period July 1, 2019 to July 31, 2019 the Fund incurred management fees, paid or payable to Victory Capital of $603,000, which included no performance adjustments.

SUBADVISORY ARRANGEMENT(S) - Effective July 1, 2019, Victory Capital terminated an Investment Subadvisory Agreement with QS Investors, LLC (QS Investors). Prior to July 1, 2019, AMCO entered into an Investment Subadvisory Agreement with QS Investors, under which QS Investors directed the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). This arrangement provides monthly fees that are paid by AMCO.

AMCO (not the Fund) pays QS Investors a subadvisory fee in the annual amount of 0.25% of the first $250 million of assets, 0.21% on assets over $250 million and up to $500 million, and 0.17% on assets over $500 million of the Fund's average daily net assets that QS Investors manages. For the period from August 1, 2018 to June 30, 2019, AMCO incurred subadvisory fees with respect to the Fund, paid or payable to QS Investors, of $1,663,000.

ADMINISTRATION AND SERVICING FEES - Effective July 1, 2019, Victory Capital is obligated on a continuous basis to provide administrative services to the Fund. The Manager provides certain administration and servicing functions

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average daily net assets of the Fund Shares and Institutional Shares, respectively. For the period from August 1, 2018 to June 30, 2019, the Fund Shares and Institutional Shares incurred administration and servicing fees by AMCO, paid or payable to AMCO, of $1,154,000 and $47,000 respectively. For the period July 1, 2019 to July 31, 2019 the Fund Shares and Institutional Shares incurred administration and servicing fees by Victory Capital, paid or payable to Victory Capital of $107,000 and $9,000 respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

Effective July 1, 2019, these services are covered under a Compliance Services Agreement between the Trust and Victory Capital. For the period from August 1, 2018 to June 30, 2019, the Fund reimbursed AMCO $3,000 for these compliance and legal services. For the period from July 1, 2019 to July 31, 2019, the Fund's portion of fees paid to Victory Capital under the Compliance Service Agreement was less than $500. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - Effective July 1, 2019, the Manager has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.12% of the Fund Shares and 1.10% of the Institutional Shares. The Manager is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This waiver agreement may only be terminated by the Fund's Board of Trustees.

================================================================================

36  | USAA CAPITAL GROWTH FUND

================================================================================

Prior to July 1, 2019, AMCO agreed to limit the total annual operating expenses of the Institutional Shares to 1.10% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares for all expenses in excess of that amount.

TRANSFER AGENT'S FEES - Victory Capital Transfer Agency, Inc. (VCTA), (formerly, USAA Shareholder Account Services (SAS)) provides transfer agency services to the Fund. VCTA, an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average daily net assets, plus out-of-pocket expenses. For the year ended July 31, 2019, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to VCTA, of $1,412,000 and $57,000, respectively.

UNDERWRITING SERVICES - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best effort basis. This agreement provides that VCA receive no fee or other compensation for such distribution services. Prior to July 1, 2019, USAA Investment Management Company (IMCO) provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services.

(9) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other affiliated funds in which the affiliated fund-of-funds invest. The fund-of-funds do not invest in the underlying affiliated funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed on usaa.com. As of July 31, 2019, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                               0.2
Cornerstone Equity                                                     0.7
Target Retirement Income                                               0.3
Target Retirement 2020                                                 0.9
Target Retirement 2030                                                 2.7
Target Retirement 2040                                                 3.7
Target Retirement 2050                                                 2.2
Target Retirement 2060                                                 0.3

Effective July 1, 2019, Victory Capital replaced AMCO as the Fund's investment adviser and began managing the Fund. Prior to July 1, 2019, AMCO was indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager has determined there is no significant impact on the Fund's financial statements and various filings.

================================================================================

38  | USAA CAPITAL GROWTH FUND

================================================================================

(11) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED JULY 31,
                                    --------------------------------------------------------------------
                                        2019           2018           2017           2016           2015
                                    --------------------------------------------------------------------
Net asset value at
  beginning of period               $  12.63       $  11.67       $   9.97       $  10.16       $   9.31
                                    --------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .16            .15            .14            .13            .12
  Net realized and
    unrealized gain (loss)              (.48)          1.21           1.71           (.21)           .88
                                    --------------------------------------------------------------------
Total from investment
  operations                            (.32)          1.36           1.85           (.08)          1.00
                                    --------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.17)          (.12)          (.15)          (.11)          (.15)
  Realized capital gains                (.78)          (.28)             -              -              -
                                    --------------------------------------------------------------------
Total distributions                     (.95)          (.40)          (.15)          (.11)          (.15)
                                    --------------------------------------------------------------------
Net asset value at
  end of period                     $  11.36       $  12.63       $  11.67       $   9.97       $  10.16
                                    ====================================================================
Total return (%)*                      (1.82)         11.76          18.75           (.76)         10.79
Net assets at
  end of period (000)               $826,325       $902,670       $836,515       $721,357       $760,764
Ratios to average daily
  net assets:**
  Expenses (%)(a)                       1.13(e)        1.15           1.21           1.24           1.23(b)
  Expenses, excluding
    reimbursements (%)(a)               1.13           1.15           1.21           1.24           1.23
  Net investment income (%)             1.43           1.25           1.27           1.39            .95
Portfolio turnover (%)                    54(d)          22(c)          55(d)          24             38

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $840,514,000.
(a) Does not include acquired fund fees, if any.
(b) Prior to December 1, 2014, AMCO had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.30% of the Fund average daily net assets.
(c) Reflects overall decrease in purchases and sales of securities.
(d) Reflects overall increase in purchases and sales of securities.
(e) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Fund Shares to 1.12% of the Fund Shares' average daily net assets.

================================================================================

40  | USAA CAPITAL GROWTH FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                            PERIOD ENDED
                                                               YEAR ENDED JULY 31,             JULY 31,
                                       -----------------------------------------------------------------
                                           2019              2018              2017              2016***
                                       -----------------------------------------------------------------
Net asset value at
  beginning of period                  $  12.66            $11.70            $ 9.98            $10.20
                                       --------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                     .23(a)            .17               .15               .14
  Net realized and unrealized
    gain (loss)                            (.55)(a)          1.20              1.71              (.24)
                                       --------------------------------------------------------------
Total from investment operations           (.32)(a)          1.37              1.86              (.10)
                                       --------------------------------------------------------------
Less distributions from:
  Net investment income                    (.17)             (.13)             (.14)             (.12)
  Realized capital gains                   (.78)             (.28)                -                 -
                                       --------------------------------------------------------------
Total distributions                        (.95)             (.41)             (.14)             (.12)
                                       --------------------------------------------------------------
Net asset value at end of
  period                               $  11.39            $12.66            $11.70            $ 9.98
                                       ==============================================================
Total return (%)*                         (1.77)            11.84             18.79              (.99)
Net assets at end of
  period (000)                         $110,430            $7,961            $5,762            $4,891
Ratios to average
  daily net assets:**
  Expenses (%)(b)                          1.03(f)           1.10              1.10              1.10(c)
  Expenses, excluding
    reimbursements (%)(b)                  1.03              1.21              1.47              1.48(c)
  Net investment income (%)                2.04              1.38              1.38              1.57(c)
Portfolio turnover (%)                       54(e)             22(d)             55(e)             24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were $57,007,000. *** Institutional Shares commenced operations on August 7, 2015.
(a) Calculated using average shares. For the years ended July 31, 2019, average shares were 5,036,000.
(b) Does not include acquired fund fees, if any.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects overall decrease in purchases and sales of securities.
(e) Reflects overall increase in purchases and sales of securities.
(f) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.10% of the Institutional Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  41

================================================================================

EXPENSE EXAMPLE

July 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2019, through July 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

42  | USAA CAPITAL GROWTH FUND

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                            BEGINNING               ENDING            DURING PERIOD*
                                          ACCOUNT VALUE          ACCOUNT VALUE       FEBRUARY 1, 2019 -
                                         FEBRUARY 1, 2019        JULY 31, 2019         JULY 31, 2019
                                         --------------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00             $1,030.90                $5.64

Hypothetical
  (5% return before expenses)                1,000.00              1,019.24                 5.61

INSTITUTIONAL SHARES
Actual                                       1,000.00              1,031.70                 5.14

Hypothetical
  (5% return before expenses)                1,000.00              1,019.74                 5.11

*Expenses are equal to the annualized expense ratio of 1.12% for Fund Shares and 1.02% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 3.09% for Fund Shares and 3.17% for Institutional Shares for the six-month period of February 1, 2019, through July 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with

================================================================================

44  | USAA CAPITAL GROWTH FUND

================================================================================

Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at

================================================================================

46  | USAA CAPITAL GROWTH FUND

================================================================================

        least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short- Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

48  | USAA CAPITAL GROWTH FUND

================================================================================

        enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

50  | USAA CAPITAL GROWTH FUND

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected

================================================================================

52  | USAA CAPITAL GROWTH FUND

================================================================================

in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

54  | USAA CAPITAL GROWTH FUND

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND AMCO)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the (i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019.

At an in-person meeting of the Board of Trustees (the "Board") held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Advisory Agreement between the Trust and AMCO and the Subadvisory Agreement between AMCO and QS Investors LLC (the Subadviser) with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and AMCO and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding AMCO's

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Effective July 1, 2019, upon the closing of the transaction whereby AMCO acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and AMCO and the Sub-advisory Agreement with the Subadviser terminated and the new investment advisory agreement between the Trust and Victory Capital went into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are discussed above. Effective June 30, 2019, the Subadviser no longer manages any portion of the Fund.

================================================================================

56  | USAA CAPITAL GROWTH FUND

================================================================================

revenues and costs of providing services to the Fund and compensation paid to affiliates of AMCO; and (iii) information about AMCO's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of AMCO and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by AMCO and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and AMCO's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to AMCO and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by AMCO under the Advisory Agreement, the Board reviewed information provided by AMCO relating to its operations and personnel. The Board also took into account its knowledge of AMCO's management and the quality of the performance of AMCO's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to AMCO and the services provided to the Fund by AMCO under the Advisory Agreement, as well as other services provided by AMCO and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, AMCO and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board also considered the significant risks assumed by AMCO in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board considered the level and depth of experience of AMCO, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered AMCO's process for monitoring the performance of the Subadviser and AMCO's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including AMCO's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. AMCO's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered AMCO's risk management processes. The Board considered AMCO's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of AMCO and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by AMCO and its affiliates, including AMCO's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees,

================================================================================

58  | USAA CAPITAL GROWTH FUND

================================================================================

guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of AMCO's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were equal to the median of its expense group and above the median of its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by AMCO and its affiliates, including the high quality of services received by the Fund from AMCO. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by AMCO. The Board also considered and discussed information about the Subadviser's fees, including the amount of the management fees retained by AMCO after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one-year period ended December 31, 2018, was in the top 35% of its performance universe for the three-year period ended December 31, 2018, was in the top 10% of its performance universe for the five-year period ended December 31, 2018, and was in the top 30% of its performance universe for the ten-year period ended December 31, 2018.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for AMCO's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that AMCO pays the Fund's subadvisory fees. The Trustees reviewed the profitability of AMCO's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to AMCO, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to AMCO from its relationship with the Trust, including that AMCO may derive reputational and other benefits from its association with the Fund. The Trustees recognized that AMCO should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

================================================================================

60  | USAA CAPITAL GROWTH FUND

================================================================================

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fact that AMCO pays the subadvisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with AMCO, among others: (i) AMCO has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) AMCO maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices;
(iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO; and (v) AMCOs and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by AMCO and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that AMCOs monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and
(iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by AMCO. The Trustees also relied on the ability of AMCO to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable

================================================================================

62  | USAA CAPITAL GROWTH FUND

================================================================================

clients, as applicable. The Board considered that the Fund pays a management fee to AMCO and that, in turn, AMCO pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2018, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted AMCO's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of AMCO's focus on the Subadviser's performance. The Board also noted the Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO and the Subadviser. Based on the Board's conclusions, it determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the "Board") of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information ("SAI").

================================================================================

64  | USAA CAPITAL GROWTH FUND

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Director of USAA Investment Management Company (IMCO) (09/09-present); Chairman of Board of IMCO (4/13-present); President and Director of USAA Shareholder Account Services
(SAS) (10/09-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director and Vice Chairman of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Chairman of Board of ICORP (12/31-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); Chairman of Board of FAI (3/15-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the

================================================================================

66  | USAA CAPITAL GROWTH FUND

================================================================================

Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

68  | USAA CAPITAL GROWTH FUND

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

    (1) Indicates the Trustee was an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

70  | USAA CAPITAL GROWTH FUND

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-06/30/19); Assistant Treasurer,

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Director, Accounting and Finance, Victory Capital Management Inc.
(7/1/19-present); Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-06/30/19).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17).

================================================================================

72  | USAA CAPITAL GROWTH FUND

================================================================================

TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers, Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency, Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     111 West Houston St., Suite 1901
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Victory Capital Management Inc.'s proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

===============================================================================

       9800 Fredericksburg Road                                   --------------
       San Antonio, TX 78288                                         PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
   >>  Secure
   >>  Saves Time
   >>  Good for the Environment

Sign up today for online document delivery at usaa.com/ UDO

                                                         [LOGO OF RECYCLE PAPER]
                                                                  10%
================================================================================
36844-0919


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                   July 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Growth Fund

         FUND               INSTITUTIONAL
        SHARES                 SHARES
        USAAX                  UIGRX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

". . . NOW MAY BE AN OPPORTUNE TIME FOR
INVESTORS TO ENSURE THAT THEIR PORTFOLIOS ARE WELL [PHOTO OF BROOKS ENGLEHARDT] DIVERSIFIED AND THAT THEIR OVERALL ALLOCATION IS
APPROPRIATE FOR THEIR PARTICULAR RISK APPETITE."

--------------------------------------------------------------------------------

SEPTEMBER 2019

Although the bull market in equities has continued running, it was not without a few missteps. Trade turmoil, questions surrounding global economic growth, changing monetary policy, and geopolitical disputes have all led to increased volatility. But through it all, domestic stocks, as measured by the S&P 500(R) Index, still managed an annual return of approximately 8% for the 12-month period ended July 31, 2019.

Given the sometimes dire news flow and ample cross-currents, it's no surprise that volatility returned to the market. On one hand, the U.S. economy continues to look good. The unprecedented streak of job creation has continued uninterrupted, and unemployment is bouncing along historic lows at 3.7%. The consumer remains resilient and inflation is tepid. On the flip side, however, U.S. trade policy seems to be evolving, with new tariffs threatened and implemented. The markets generally dislike this type of trade turmoil and uncertainty, and the ongoing tensions between the United States and China (and other trading partners) threaten to upend global supply chains and hinder economic growth.

It's not just the stock market that has been dealing with volatility. The bond market also has experienced volatility, due largely to the U.S. Federal Reserve's (the "Fed") famous "pivot" in late 2018. Against the backdrop of rapidly falling equities in the fourth quarter of 2018, the Fed signaled that its next policy move would be to lower--not increase--short-term interest rates. This immediately altered the yield environment.

Meanwhile, the U.S. Treasury yield curve continued to flatten and, in fact, inverted--whereby shorter-term yields became higher than longer-term

================================================================================

================================================================================

yields. Such a yield-curve inversion is a worrying sign as it sometimes, but not always, portends to a recession.

Although we are not predicting a recession, we must acknowledge that risks have increased for an economic slowdown. Given that the current run in stocks is more than a decade old, it's important for investors to keep perspective that the bull market cannot continue forever. Therefore, now may be an opportune time for investors to ensure that their portfolios are well diversified and that their overall allocation is appropriate for their particular risk appetite.

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc., ("Victory Holdings"), a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). In connection with the Transaction, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019, and Victory Capital became the investment adviser to each USAA Mutual Fund. On the following pages, you will find information relating to your USAA Investments, which is now a Victory Capital Investment Franchise. If you have any questions about your investments, we encourage you to engage your financial advisor or else contact us directly at 800-235-8396 or visit usaa.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we value the opportunity to help you meet your investment goals.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                     8

FINANCIAL INFORMATION

   Distributions to Shareholders                                               9

   Report of Independent Registered
     Public Accounting Firm                                                   10

   Portfolio of Investments                                                   11

   Notes to Portfolio of Investments                                          16

   Financial Statements                                                       17

   Notes to Financial Statements                                              20

   Financial Highlights                                                       37

EXPENSE EXAMPLE                                                               39

ADVISORY AGREEMENT(S)                                                         41

TRUSTEES' AND OFFICERS' INFORMATION                                           62

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY VICTORY CAPITAL MANAGEMENT INC. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

NewBridge Asset Management               RS Investments Growth

    ERIC F. MARONAK                          SCOTT TRACY, CFA
    JASON E. DAHL, CFA                       STEPHEN J. BISHOP
    SCOTT R. KEFER, CFA                      MELISSA CHADWICK-DUNN
    MICHAEL B. KOSKUBA                       CHRISTOPHER CLARK, CFA
                                             PAUL LEUNG, CFA

VictoryShares and Solutions              Renaissance Investment Management

    MANNIK S. DHILLON, CFA, CAIA             MICHAEL E. SCHROER, CFA
    WASIF A. LATIF                           ANDY ENG, CFA

Loomis, Sayles & Company, L.P.

    AZIZ V. HAMZAOGULLARI, CFA

--------------------------------------------------------------------------------

o PLEASE DISCUSS THE MARKET CONDITIONS DURING THE 12-MONTH REPORTING PERIOD ENDED JULY 31, 2019.

    While U.S. stocks ended the 12-month reporting period in positive territory, there was significant volatility along the way. Against a backdrop of slowing global growth, for much of the period, markets responded primarily to headlines surrounding U.S. monetary and trade policies. Entering the period, the U.S. Federal Reserve (the "Fed") was on a credit tightening trajectory, which the markets interpreted as confirming a relatively favorable outlook for the U.S. economy. The fourth quarter of 2018 saw a sharp reversal in investor risk appetite, however, as softening economic data from Europe and China raised concerns that the Fed would increase interest rates too quickly even as a global recession possibly loomed. Uncertainty regarding U.S. trade policy and corporate earnings also weighed on sentiment toward the end of 2018. While the Fed followed through on its previously signaled

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    December 2018 interest rate increase, it pivoted to a much more dovish stance entering 2019, leading to a rebound in risk asset valuations.

    Escalating rhetoric between the United States and China regarding trade and tariffs generated market jitters throughout the 12-month reporting period. May 2019 saw markets retreat as President Trump announced plans to impose 25% tariffs on $200 billion in Chinese imports. However, the market subsequently recovered its lost ground as the Fed indicated that it was prepared to cut its benchmark rate, if needed, to help offset any drag on growth stemming from trade frictions. Corporate earnings reports that were more or less in line with expectations also served to bolster sentiment. Most major equity indices ended July 2019 near their all-time highs.

    For the 12-month reporting period, the growth stocks outpaced value stocks by a notable margin, as investors favored companies viewed as having the ability to maintain profit growth against the backdrop of a slowing global economy. The Russell 1000(R) Growth Index returned 10.82% for the period, compared to 5.20% for the Russell 1000 Value Index.

o   HOW DID THE USAA GROWTH FUND (THE "FUND") PERFORM DURING THE REPORTING
    PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2019, the Fund Shares and Institutional Shares had total returns of 10.90% and 10.94%, respectively. This compares to returns of 10.82% for the Russell 1000 Growth Index (the "Index") and 10.17% for the Lipper Large-Cap Growth Funds Index.

    Victory Capital Management Inc. (the "Manager") is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Loomis, Sayles & Company, L.P. ("Loomis Sayles") and Renaissance Investment Management ("Renaissance") are

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA GROWTH FUND

================================================================================

    subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    For the Fund as a whole, overall stock selection had the largest positive effect on performance, while sector allocation detracted to a lesser degree. Stock selection within the information technology and consumer discretionary sectors provided the biggest boost to Fund performance, while selection within consumer staples also contributed. Issue selection within energy stocks detracted from returns. Regarding the Fund's sector allocation, an underweight to information technology and an overweight in energy detracted, while underweights to industrials and communication services contributed to returns.

    The Loomis Sayles portion of the Fund outperformed during the reporting period. Stock selection in the consumer discretionary, consumer staples, healthcare, and communication services sectors, as well as its allocation to the industrials sector, contributed positively to relative performance. At the individual security level, top contributors included coffee retailer Starbucks Corp. ("Starbucks"), global payments processor Visa, Inc. "A", and consumer products manufacturer Procter & Gamble Co. Starbucks reported revenue and operating profits that generally were ahead of analysts' expectations, driven by improving same-store sales growth in the United States and China, its two largest markets. Loomis Sayles believes that Starbucks is one of the best-positioned companies in the specialty coffee industry, and that its growth will be supported by growing away-from-home coffee consumption, pricing power, and targeted marketing through its loyalty program. Stock selection in the information technology and energy sectors, as well as allocations to the energy and consumer discretionary sectors, detracted most from relative return. The largest detractors among individual names were the energy services leader Schlumberger Ltd. ("Schlumberger"), biotechnology company Regeneron Pharmaceuticals, Inc., and China e-commerce provider Alibaba Group Holding Ltd. ADR. Schlumberger generated free cash flow of $2.5 billion during the period, a 54% increase over the prior

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    12 months. However, stocks in the oil services sector came under pressure on concerns regarding slowing activity in North America, where record-setting production, coupled with insufficient takeaway capacity in the Permian basin, has led operators to delay well completions. Thanks to its superior products and services and its competitive advantages, Loomis Sayles believes that Schlumberger is well positioned to weather the current environment and capitalize on the growth in oilfield services as market supply/demand normalizes.

    Renaissance's portion of the portfolio outperformed over the period, driven primarily by positive stock selection within the information technology and consumer discretionary sectors. Sector allocation also contributed, as underweights in communication services and energy added to overall returns. Individual stock performance within information technology led positive contributions within the Renaissance strategy, while selection within the healthcare sector detracted most. Holdings in the American technology firm Xilinx, Inc. ("Xilinx")* were up strongly, driven by the initial rollout of 5th-generation wireless networks in both South Korea and China. Xilinx makes semiconductor chips that are integral to the wireless communications industry. Conversely, a position in Gilead Sciences, Inc., underperformed along with other pharmaceutical and biotechnology companies, as the drug industry is under pressure from Congress to lower drug prices.

    Thank you for allowing us to help you with your investment needs.

    *Xilinx was sold out of the Fund prior to July 31, 2019.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging-market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

4  | USAA GROWTH FUND

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/19 o

--------------------------------------------------------------------------------
                                        1 YEAR           5 YEAR         10 YEAR
--------------------------------------------------------------------------------
Fund Shares                             10.90%           13.22%          14.91%
Institutional Shares                    10.94%           13.30%          14.99%
Russell 1000(R) Growth Index*
  (reflects no deduction for fees,
  expenses, or taxes)                   10.82%           14.24%          15.73%
Lipper Large-Cap Growth Funds
  Index** (reflects no deduction for
  fees, expenses, or taxes)             10.17%           13.00%          14.34%

*The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

**The unmanaged Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                  RUSSELL 1000               USAA GROWTH            LIPPER LARGE-CAP
                  GROWTH INDEX               FUND SHARES           GROWTH FUNDS INDEX
 7/31/2009         $10,000.00                 $10,000.00               $10,000.00
 8/31/2009          10,207.39                  10,171.00                10,197.28
 9/30/2009          10,641.57                  10,647.00                10,686.98
10/31/2009          10,497.43                  10,396.00                10,475.54
11/30/2009          11,142.31                  10,998.00                11,107.40
12/31/2009          11,486.70                  11,396.00                11,465.20
 1/31/2010          10,985.47                  10,702.00                10,864.52
 2/28/2010          11,363.00                  11,216.00                11,249.93
 3/31/2010          12,020.27                  11,927.00                11,956.55
 4/30/2010          12,154.58                  12,035.00                12,079.53
 5/31/2010          11,226.68                  11,135.00                11,109.13
 6/30/2010          10,608.48                  10,513.00                10,469.77
 7/31/2010          11,365.20                  11,270.00                11,179.89
 8/31/2010          10,834.56                  10,558.00                10,631.05
 9/30/2010          11,987.91                  11,873.00                11,770.62
10/31/2010          12,560.45                  12,476.00                12,388.77
11/30/2010          12,706.32                  12,620.00                12,512.75
12/31/2010          13,406.20                  13,248.00                13,199.33
 1/31/2011          13,747.37                  13,374.00                13,459.78
 2/28/2011          14,197.28                  13,644.00                13,823.97
 3/31/2011          14,214.62                  13,752.00                13,830.93
 4/30/2011          14,690.65                  14,275.00                14,250.32
 5/31/2011          14,530.72                  14,140.00                14,076.89
 6/30/2011          14,322.31                  13,905.00                13,890.53
 7/31/2011          14,178.75                  13,599.00                13,816.21
 8/31/2011          13,430.47                  12,717.00                12,887.30
 9/30/2011          12,440.86                  11,807.00                11,762.64
10/31/2011          13,806.11                  13,266.00                13,174.42
11/30/2011          13,804.78                  13,104.00                13,012.29
12/31/2011          13,760.39                  12,983.00                12,815.96
 1/31/2012          14,581.77                  13,805.00                13,694.45
 2/29/2012          15,279.14                  14,338.00                14,500.98
 3/31/2012          15,781.70                  14,799.00                15,013.39
 4/30/2012          15,757.32                  14,681.00                14,903.03
 5/31/2012          14,746.55                  13,615.00                13,760.41
 6/30/2012          15,146.96                  14,040.00                14,065.19
 7/31/2012          15,350.00                  14,194.00                14,086.94
 8/31/2012          15,762.98                  14,690.00                14,615.99
 9/30/2012          16,072.11                  15,043.00                14,974.88
10/31/2012          15,603.03                  14,672.00                14,454.26
11/30/2012          15,864.30                  15,178.00                14,775.87
12/31/2012          15,859.92                  15,310.00                14,856.01
 1/31/2013          16,539.67                  16,263.00                15,497.25
 2/28/2013          16,745.48                  16,417.00                15,580.05
 3/31/2013          17,373.66                  16,798.00                16,069.95
 4/30/2013          17,742.44                  17,016.00                16,278.24
 5/31/2013          18,072.05                  17,569.00                16,707.23
 6/30/2013          17,731.97                  17,288.00                16,368.72
 7/31/2013          18,672.15                  18,186.00                17,392.16
 8/31/2013          18,352.13                  17,777.00                17,183.09
 9/30/2013          19,169.97                  18,630.00                18,165.50
10/31/2013          20,017.96                  19,419.00                18,927.35
11/30/2013          20,582.65                  20,000.00                19,493.07
12/31/2013          21,170.59                  20,765.00                20,116.59
 1/31/2014          20,567.06                  20,226.00                19,636.38
 2/28/2014          21,625.70                  21,222.00                20,762.64
 3/31/2014          21,407.60                  21,076.00                20,094.20
 4/30/2014          21,408.47                  20,903.00                19,744.78
 5/31/2014          22,075.66                  21,579.00                20,461.64
 6/30/2014          22,505.88                  22,008.00                20,962.83
 7/31/2014          22,161.37                  21,588.00                20,745.69
 8/31/2014          23,176.76                  22,557.00                21,606.66
 9/30/2014          22,840.55                  22,264.00                21,229.86
10/31/2014          23,442.43                  22,877.00                21,850.51
11/30/2014          24,185.28                  23,955.00                22,400.90
12/31/2014          23,933.32                  23,839.00                22,196.03
 1/31/2015          23,566.83                  23,311.00                21,834.77
 2/28/2015          25,137.69                  24,828.00                23,211.84
 3/31/2015          24,851.80                  24,495.00                22,960.47
 4/30/2015          24,976.26                  24,505.00                22,955.32
 5/31/2015          25,327.82                  24,897.00                23,395.44
 6/30/2015          24,881.63                  24,348.00                23,176.70
 7/31/2015          25,725.39                  25,367.00                23,999.69
 8/31/2015          24,163.12                  23,781.00                22,422.08
 9/30/2015          23,565.38                  23,281.00                21,658.12
10/31/2015          25,594.49                  25,357.00                23,546.10
11/30/2015          25,666.33                  25,504.00                23,674.55
12/31/2015          25,289.68                  25,181.00                23,441.61
 1/31/2016          23,877.82                  23,623.00                21,577.27
 2/29/2016          23,867.64                  23,466.00                21,234.17
 3/31/2016          25,477.30                  25,056.00                22,446.94
 4/30/2016          25,244.65                  25,024.00                22,427.39
 5/31/2016          25,734.89                  25,641.00                22,973.87
 6/30/2016          25,633.81                  25,296.00                22,520.69
 7/31/2016          26,843.78                  26,697.00                23,811.99
 8/31/2016          26,710.41                  26,875.00                23,785.72
 9/30/2016          26,808.12                  27,053.00                24,032.75
10/31/2016          26,178.58                  26,384.00                23,480.99
11/30/2016          26,748.18                  26,760.00                23,561.15
12/31/2016          27,079.30                  26,794.00                23,568.46
 1/31/2017          27,991.84                  27,619.00                24,677.15
 2/28/2017          29,154.49                  28,664.00                25,610.13
 3/31/2017          29,491.71                  29,016.00                25,987.61
 4/30/2017          30,166.19                  29,621.00                26,740.37
 5/31/2017          30,950.59                  30,501.00                27,661.85
 6/30/2017          30,869.05                  30,688.00                27,627.21
 7/31/2017          31,689.52                  31,513.00                28,486.77
 8/31/2017          32,270.44                  31,865.00                28,916.28
 9/30/2017          32,690.01                  32,327.00                29,184.88
10/31/2017          33,956.66                  33,229.00                30,209.57
11/30/2017          34,988.25                  34,263.00                30,924.93
12/31/2017          35,260.64                  34,409.00                31,074.71
 1/31/2018          37,758.02                  36,968.00                33,651.35
 2/28/2018          36,767.97                  35,514.00                32,839.41
 3/31/2018          35,759.68                  34,375.00                32,000.48
 4/30/2018          35,884.61                  34,150.00                32,275.68
 5/31/2018          37,457.48                  35,119.00                33,531.26
 6/30/2018          37,818.13                  35,074.00                33,902.20
 7/31/2018          38,928.34                  36,235.00                34,701.59
 8/31/2018          41,056.80                  37,531.00                36,277.79
 9/30/2018          41,286.27                  37,588.00                36,466.70
10/31/2018          37,594.17                  34,556.00                33,144.88
11/30/2018          37,993.48                  35,863.00                33,626.94
12/31/2018          34,726.89                  32,897.00                30,927.44
 1/31/2019          37,848.36                  35,955.00                33,812.09
 2/28/2019          39,202.57                  37,382.00                35,067.86
 3/31/2019          40,318.39                  38,070.00                35,939.27
 4/30/2019          42,139.97                  40,159.00                37,511.86
 5/31/2019          39,477.84                  37,394.00                35,230.87
 6/30/2019          42,189.05                  40,134.00                37,632.09
 7/31/2019          43,141.72                  40,185.00                38,231.16

                                   [END CHART]

                       Data from 7/31/09 through 7/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Fund Shares to the benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Growth Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA GROWTH FUND

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/19 o
                                (% of Net Assets)

Amazon.com, Inc. .........................................................  6.5%
Visa, Inc. "A"  ..........................................................  6.1%
Facebook, Inc. "A" .......................................................  4.9%
Alphabet, Inc. "C" .......................................................  3.8%
Alibaba Group Holding Ltd. ADR ...........................................  2.8%
ServiceNow, Inc. .........................................................  2.7%
UnitedHealth Group, Inc. .................................................  2.0%
Netflix, Inc.  ...........................................................  2.0%
Workday, Inc. "A" ........................................................  1.9%
Apple, Inc. ..............................................................  1.9%

                        o SECTOR ALLOCATION* - 7/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

CONSUMER, NON-CYCLICAL                                                     25.2%
COMMUNICATIONS                                                             23.9%
TECHNOLOGY                                                                 23.1%
CONSUMER, CYCLICAL                                                          8.8%
FINANCIAL                                                                   8.7%
INDUSTRIAL                                                                  7.3%
ENERGY                                                                      0.7%

                                   [END CHART]

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust ("Trust"). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"), an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby USAA Asset Management Company ("AMCO") was acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital.

                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
       FOR                           AGAINST                         ABSTAIN
--------------------------------------------------------------------------------
    66,426,721                      3,354,111                       1,813,804

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested person" as defined in the Investment Company Act of 1940, as amended (1940 Act) ("Interested Trustee"); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                          NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                           FOR                          VOTES WITHHELD
--------------------------------------------------------------------------------
David C. Brown                 8,299,565,565                      820,887,736
John C. Walters                8,317,935,885                      802,517,416

================================================================================

8  | USAA GROWTH FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2019:

 DIVIDEND RECEIVED                 LONG-TERM
DEDUCTION (CORPORATE              CAPITAL GAIN                QUALIFIED INTEREST
  SHAREHOLDERS)(1)               DISTRIBUTIONS(2)                   INCOME
--------------------------------------------------------------------------------
      88.32%                      $298,032,000                     $205,000
--------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Growth Fund (the "Fund") (one of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the USAA Mutual Funds Trust) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 20, 2019

================================================================================

10  | USAA GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2019

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (97.7%)

              COMMON STOCKS (97.7%)

              COMMUNICATIONS (23.9%)
              ----------------------
              INTERNET (21.8%)
   443,971    Alibaba Group Holding Ltd. ADR(a)                                          $   76,856
    19,583    Alphabet, Inc. "A"(a)                                                          23,856
    85,435    Alphabet, Inc. "C"(a)                                                         103,947
    97,132    Amazon.com, Inc.(a)                                                           181,324
   700,531    Facebook, Inc. "A"(a)                                                         136,064
   102,600    IAC/InterActiveCorp.(a)                                                        24,526
   168,676    Netflix, Inc.(a)                                                               54,481
                                                                                         ----------
                                                                                            601,054
                                                                                         ----------
              MEDIA (1.2%)
    55,991    FactSet Research Systems, Inc.                                                 15,527
   118,000    Walt Disney Co.                                                                16,875
                                                                                         ----------
                                                                                             32,402
                                                                                         ----------
              TELECOMMUNICATIONS (0.9%)
   465,182    Cisco Systems, Inc.                                                            25,771
                                                                                         ----------
              Total Communications                                                          659,227
                                                                                         ----------
              CONSUMER, CYCLICAL (8.8%)
              -------------------------
              AUTO MANUFACTURERS (0.4%)
    67,003    Ferrari N.V.                                                                   10,793
                                                                                         ----------
              ENTERTAINMENT (0.5%)
    59,600    Vail Resorts, Inc.                                                             14,692
                                                                                         ----------
              LODGING (0.4%)
   110,200    Hilton Worldwide Holdings, Inc.                                                10,640
                                                                                         ----------
              RETAIL (7.5%)
   132,450    Burlington Stores, Inc.(a)                                                     23,940
    44,606    Domino's Pizza, Inc.                                                           10,908
   120,100    Home Depot, Inc.                                                               25,664
   146,300    Lululemon Athletica, Inc.(a)                                                   27,956
   334,370    Starbucks Corp.                                                                31,661

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
   509,000    TJX Companies, Inc.                                                        $   27,771
    88,600    Ulta Salon Cosmetics & Fragrance, Inc.(a)                                      30,944
   244,987    Yum China Holdings, Inc.                                                       11,147
   147,377    Yum! Brands, Inc.                                                              16,583
                                                                                         ----------
                                                                                            206,574
                                                                                         ----------
              Total Consumer, Cyclical                                                      242,699
                                                                                         ----------
              CONSUMER, NON-CYCLICAL (25.2%)
              ------------------------------
              BEVERAGES (2.6%)
   401,230    Coca-Cola Co.                                                                  21,117
   709,438    Keurig Dr Pepper, Inc.                                                         19,964
   450,511    Monster Beverage Corp.(a)                                                      29,044
                                                                                         ----------
                                                                                             70,125
                                                                                         ----------
              BIOTECHNOLOGY (5.0%)
   237,500    Alexion Pharmaceuticals, Inc.(a)                                               26,907
    69,352    Amgen, Inc.                                                                    12,940
    55,600    BeiGene Ltd. ADR(a)                                                             7,636
    95,800    Bluebird Bio, Inc.(a)                                                          12,572
   139,400    Exact Sciences Corp.(a)                                                        16,046
   103,505    Illumina, Inc.(a)                                                              30,987
    70,834    Regeneron Pharmaceuticals, Inc.(a)                                             21,587
    61,800    Sage Therapeutics, Inc.(a)                                                      9,909
                                                                                         ----------
                                                                                            138,584
                                                                                         ----------
              COMMERCIAL SERVICES (3.6%)
    50,307    Automatic Data Processing, Inc.                                                 8,377
    43,925    CoStar Group, Inc.(a)                                                          27,032
   220,200    IHS Markit Ltd.(a)                                                             14,185
   457,800    PayPal Holdings, Inc.(a)                                                       50,541
                                                                                         ----------
                                                                                            100,135
                                                                                         ----------
              COSMETICS/PERSONAL CARE (1.5%)
   219,377    Colgate-Palmolive Co.                                                          15,738
   222,344    Procter & Gamble Co.                                                           26,246
                                                                                         ----------
                                                                                             41,984
                                                                                         ----------
              FOOD (1.4%)
 1,367,481    Danone S.A. ADR                                                                23,548
   184,300    Tyson Foods, Inc. "A"                                                          14,652
                                                                                         ----------
                                                                                             38,200
                                                                                         ----------
              HEALTHCARE PRODUCTS (3.8%)
    72,800    ABIOMED, Inc.(a)                                                               20,279
    29,482    Alcon, Inc.(a)                                                                  1,732

================================================================================

12  | USAA GROWTH FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
    85,800    Align Technology, Inc.(a)                                                  $   17,939
    44,700    Cooper Companies, Inc.                                                         15,082
    99,200    Edwards Lifesciences Corp.(a)                                                  21,115
    31,400    Intuitive Surgical, Inc.(a)                                                    16,313
   109,520    Varian Medical Systems, Inc.(a)                                                12,854
                                                                                         ----------
                                                                                            105,314
                                                                                         ----------
              HEALTHCARE-SERVICES (2.8%)
   138,900    IQVIA Holdings, Inc.(a)                                                        22,109
   224,363    UnitedHealth Group, Inc.                                                       55,868
                                                                                         ----------
                                                                                             77,977
                                                                                         ----------
              PHARMACEUTICALS (4.5%)
   314,500    Canopy Growth Corp.(a)                                                         10,265
   440,839    Merck & Co., Inc.                                                              36,585
   112,400    Neurocrine Biosciences, Inc.(a)                                                10,834
   147,385    Novartis AG ADR                                                                13,498
   431,373    Novo Nordisk A/S ADR                                                           20,671
   275,000    Zoetis, Inc.                                                                   31,595
                                                                                         ----------
                                                                                            123,448
                                                                                         ----------
              Total Consumer, Non-cyclical                                                  695,767
                                                                                         ----------
              ENERGY (0.7%)
              -------------
              OIL & GAS (0.3%)
   101,900    EOG Resources, Inc.                                                             8,748
                                                                                         ----------
              OIL & GAS SERVICES (0.4%)
   307,819    Schlumberger Ltd.                                                              12,304
                                                                                         ----------
              Total Energy                                                                   21,052
                                                                                         ----------
              FINANCIAL (8.7%)
              ----------------
              DIVERSIFIED FINANCIAL SERVICES (7.8%)
    81,721    American Express Co.                                                           10,164
    98,825    CME Group, Inc.                                                                19,214
   313,416    SEI Investments Co.                                                            18,676
   943,153    Visa, Inc. "A"                                                                167,881
                                                                                         ----------
                                                                                            215,935
                                                                                         ----------
              INSURANCE (0.9%)
   313,900    Progressive Corp.                                                              25,419
                                                                                         ----------
              Total Financial                                                               241,354
                                                                                         ----------
              INDUSTRIAL (7.3%)
              -----------------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.7%)
   217,500    AMETEK, Inc.                                                                   19,490
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              ELECTRONICS (1.6%)
   141,900    Amphenol Corp. "A"                                                         $   13,242
   199,700    Keysight Technologies, Inc.(a)                                                 17,878
   120,600    Woodward, Inc.                                                                 13,512
                                                                                         ----------
                                                                                             44,632
                                                                                         ----------
              MACHINERY-DIVERSIFIED (1.7%)
   129,892    Deere & Co.                                                                    21,517
    66,900    Roper Technologies, Inc.                                                       24,328
                                                                                         ----------
                                                                                             45,845
                                                                                         ----------
              MISCELLANEOUS MANUFACTURERS (1.6%)
   346,500    Ingersoll-Rand plc                                                             42,848
                                                                                         ----------
              TRANSPORTATION (1.7%)
   302,189    Expeditors International of Washington, Inc.                                   23,072
   138,200    Union Pacific Corp.                                                            24,869
                                                                                         ----------
                                                                                             47,941
                                                                                         ----------
              Total Industrial                                                              200,756
                                                                                         ----------
              TECHNOLOGY (23.1%)
              ------------------
              COMPUTERS (2.7%)
   241,868    Apple, Inc.                                                                    51,527
   119,454    EPAM Systems, Inc.(a)                                                          23,149
                                                                                         ----------
                                                                                             74,676
                                                                                         ----------
              SEMICONDUCTORS (5.4%)
    70,173    Broadcom, Inc.                                                                 20,350
   103,800    KLA Corp.                                                                      14,150
    76,700    Lam Research Corp.                                                             16,001
   614,900    Marvell Technology Group Ltd.                                                  16,147
   121,800    Microchip Technology, Inc.                                                     11,500
   263,231    NVIDIA Corp.                                                                   44,412
   340,628    QUALCOMM, Inc.                                                                 24,920
                                                                                         ----------
                                                                                            147,480
                                                                                         ----------
              SOFTWARE (15.0%)
   215,497    Autodesk, Inc.(a)                                                              33,654
   381,215    Black Knight, Inc.(a)                                                          24,138
   254,930    Cerner Corp.                                                                   18,266
    52,500    Fair Isaac Corp.(a)                                                            18,240
   229,991    Microsoft Corp.                                                                31,341
   741,767    Oracle Corp.                                                                   41,761
   205,600    PTC, Inc.(a)                                                                   13,936
   322,050    salesforce.com, Inc.(a)                                                        49,757
   269,800    ServiceNow, Inc.(a)                                                            74,840

================================================================================

14  | USAA GROWTH FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
   215,500    Twilio, Inc. "A"(a)                                                        $   29,978
   159,615    Veeva Systems, Inc. "A"(a)                                                     26,480
   261,000    Workday, Inc. "A"(a)                                                           52,195
                                                                                         ----------
                                                                                            414,586
                                                                                         ----------
              Total Technology                                                              636,742
                                                                                         ----------
              Total Common Stocks (cost: $1,921,107)                                      2,697,597
                                                                                         ----------
              Total Equity Securities (cost: $1,921,107)                                  2,697,597
                                                                                         ----------

              MONEY MARKET INSTRUMENTS (2.4%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.4%)
65,223,567    State Street Institutional Treasury Money Market Fund Premier
                Class, 2.09%(b) (cost: $65,224)                                              65,224
                                                                                         ----------

              TOTAL INVESTMENTS (COST: $1,986,331)                                       $2,762,821
                                                                                         ==========

---------------------------------------------------------------------------------------------------
($ IN 000s)                             VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
ASSETS                                     LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                         $2,697,597               $-               $-     $2,697,597

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                      65,224                -                -         65,224
---------------------------------------------------------------------------------------------------
Total                                   $2,762,821               $-               $-     $2,762,821
---------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At July 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 6.4% of net assets at July 31, 2019.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) Rate represents the money market fund annualized seven-day yield at July 31, 2019.

See accompanying notes to financial statements.

================================================================================

16  | USAA GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,986,331)             $2,762,821
   Receivables:
      Capital shares sold                                                             567
      Dividends and interest                                                        1,827
                                                                               ----------
          Total assets                                                          2,765,215
                                                                               ----------
LIABILITIES
   Payables:
      Securities purchased                                                          1,660
      Capital shares redeemed                                                       1,016
   Accrued administration and servicing fees                                          317
   Accrued management fees                                                          1,586
   Accrued transfer agent's fees                                                      223
   Other accrued expenses and payables                                                144
                                                                               ----------
          Total liabilities                                                         4,946
                                                                               ----------
              Net assets applicable to capital shares outstanding              $2,760,269
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $1,394,620
   Distributable earnings                                                       1,365,649
                                                                               ----------
              Net assets applicable to capital shares outstanding              $2,760,269
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,676,470/53,159
         capital shares outstanding, no par value)                             $    31.54
                                                                               ==========
      Institutional Shares (net assets of $1,083,799/34,439
         capital shares outstanding, no par value)                             $    31.47
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $519)                           $  35,251
   Interest                                                                          630
                                                                               ---------
      Total income                                                                35,881
                                                                               ---------
EXPENSES
   Management fees                                                                17,119
   Administration and servicing fees:
      Fund Shares                                                                  2,373
      Institutional Shares                                                         1,156
   Transfer agent's fees:
      Fund Shares                                                                  1,510
      Institutional Shares                                                         1,156
   Custody and accounting fees:
      Fund Shares                                                                    183
      Institutional Shares                                                           129
   Postage:
      Fund Shares                                                                     82
      Institutional Shares                                                            45
   Shareholder reporting fees:
      Fund Shares                                                                     41
      Institutional Shares                                                             5
   Trustees' fees                                                                     37
   Registration fees:
      Fund Shares                                                                     40
      Institutional Shares                                                            30
   Professional fees                                                                  92
   Other                                                                              39
                                                                               ---------
         Total expenses                                                           24,037
                                                                               ---------
NET INVESTMENT INCOME                                                             11,844
                                                                               ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                             697,328
   Change in net unrealized appreciation/(depreciation)                         (420,992)
                                                                               ---------
         Net realized and unrealized gain                                        276,336
                                                                               ---------
   Increase in net assets resulting from operations                            $ 288,180
                                                                               =========

See accompanying notes to financial statements.

================================================================================

18  | USAA GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

-----------------------------------------------------------------------------------------

                                                                    2019             2018
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                      $   11,844       $   10,480
   Net realized gain on investments                              697,328          213,204
   Change in net unrealized appreciation/(depreciation)
      of investments                                            (420,992)         177,416
                                                              ---------------------------
      Increase in net assets resulting from operations           288,180          401,100
                                                              ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                  (172,418)         (36,307)
   Institutional Shares                                         (126,833)         (35,406)
                                                              ---------------------------
      Distributions to shareholders                             (299,251)         (71,713)
                                                              ---------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 7)
   Fund Shares                                                   102,732           36,565
   Institutional Shares                                         (237,139)        (135,261)
                                                              ---------------------------
      Total net decrease in net assets from
         capital share transactions                             (134,407)         (98,696)
                                                              ---------------------------
   Net increase (decrease) in net assets                        (145,478)         230,691

NET ASSETS
   Beginning of year                                           2,905,747        2,675,056
                                                              ---------------------------
   End of year                                                $2,760,269       $2,905,747
                                                              ===========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Growth Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of two classes of shares: Growth Fund Shares (Fund Shares) and Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by an affiliate fund participating in a fund-of-funds investment strategy (affiliated funds).

================================================================================

20  | USAA GROWTH FUND

================================================================================

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services
(SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc., a global investment management firm headquartered in Cleveland, Ohio (the Transaction) on July 1, 2019. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Pricing and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

        U.S. listed equities and the average of the bid and asked prices is used for foreign listed equities. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

================================================================================

22  | USAA GROWTH FUND

================================================================================

    4. Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a

================================================================================

24  | USAA GROWTH FUND

================================================================================

    reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. Effective September 30, 2018, the commission recapture program ended.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility, with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15%. Each fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

For the period July 1, 2019 to July 31, 2019, the Fund paid Citibank facility fees of 1,000, which represents 1.9% of the total fees paid to Citibank by the funds of the Trusts. The Fund had no borrowings under this agreement

================================================================================

26  | USAA GROWTH FUND

================================================================================

during the period July 1, 2019 to July 31, 2019. Effective July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation (CAPCO) terminated. For the period from August 1, 2018 to June 30, 2019, the Fund paid CAPCO facility fees of $22,000, which represents 3.3% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the period August 1, 2018 to June 30, 2019.

(3) INTERFUND LENDING

Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the U.S. Securities and Exchange Commission (SEC) in March 2017 (the Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each fund to directly lend and borrow money to or from certain other affiliated funds relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. For the period July 1, 2019 to July 31, 2019, the Fund did not lend.

(4) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for equalization and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease distributable earnings by $20,585,000, and increase paid in capital by $20,585,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

The tax character of distributions paid during the years ended July 31, 2019, and 2018, was as follows:

                                              2019                       2018
                                         ---------------------------------------
Ordinary income*                         $ 21,804,000                $14,656,000
Long-term realized capital gains          277,447,000                 57,057,000
                                         ------------                -----------
     Total distributions paid            $299,251,000                $71,713,000
                                         ============                ===========

As of July 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $ 35,629,000
Undistributed long-term capital gains                                556,052,000
Unrealized appreciation of investments                               773,968,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At July 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                        NET
                                                 GROSS             GROSS             UNREALIZED
                                               UNREALIZED        UNREALIZED         APPRECIATION/
FUND                       TAX COST           APPRECIATION      DEPRECIATION       (DEPRECIATION)
-------------------------------------------------------------------------------------------------
USAA Growth Fund        $1,988,853,000        $834,149,000      $(60,181,000)       $773,968,000

================================================================================

28  | USAA GROWTH FUND

================================================================================

(5) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2019, were $1,886,958,000 and $2,340,568,000, respectively.

(6) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At July 31, 2019, the Fund had no securities on loan.

(7) CAPITAL SHARE TRANSACTIONS

At July 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated fund-of-funds as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                               YEAR ENDED                     YEAR ENDED
                                              JULY 31, 2019                 JULY 31, 2018
---------------------------------------------------------------------------------------------
                                          SHARES          AMOUNT        SHARES        AMOUNT
                                         ----------------------------------------------------
FUND SHARES:
Shares sold                                5,086       $ 154,373        6,474       $ 199,601
Shares issued from reinvested
  dividends                                6,270         170,170        1,172          35,810
Shares redeemed                           (7,389)       (221,811)      (6,457)       (198,846)
                                         ----------------------------------------------------
Net increase from capital share
  transactions                             3,967       $ 102,732        1,189       $  36,565
                                         ====================================================
INSTITUTIONAL SHARES:
Shares sold                                2,430       $  73,455        4,466       $ 135,726
Shares issued from reinvested
  dividends                                4,682         126,793        1,161          35,400
Shares redeemed                          (13,944)       (437,387)      (9,812)       (306,387)
                                         ----------------------------------------------------
Net decrease from capital
  share transactions                      (6,832)      $(237,139)      (4,185)      $(135,261)
                                         ====================================================

(8) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to

================================================================================

30  | USAA GROWTH FUND

================================================================================

100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category.

For the Fund Shares and Institutional Shares, the performance period consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                 ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                              (IN BASIS POINTS)(1)
    ------------------------------------------------------------------------
    +/- 100 to 400                                    +/- 4
    +/- 401 to 700                                    +/- 5
    +/- 701 and greater                               +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class had overall negative returns during the performance period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

Under the investment advisory agreement with the Manager that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

For the period from August 1, 2018 to June 30, 2019, the Fund incurred management fees, paid or payable to AMCO, of $15,533,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(362,000) and $(316,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.02)% and (0.03)%, respectively. For the period July 1, 2019 to July 31, 2019 the Fund incurred management fees, paid or payable to Victory Capital of $1,586,000, which included no performance adjustments.

SUBADVISORY ARRANGEMENT(S) - Effective July 1, 2019, Victory Capital entered into a Subadvisory Agreement with Loomis, Sayles & Company, L.P. (Loomis
Sayles) and Renaissance Investment Management (Renaissance), under which Loomis Sayles and Renaissance each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). These arrangements provide for monthly fees that are paid by the Manager. The Manager (not the Fund) pays the subadviser fees. For the period July 1, 2019 to July 31, 2019, Victory Capital incurred subadvisory fees with respect to the Fund, paid or payable to the applicable subadvisers of $144,000.

Prior to July 1, 2019, AMCO had entered into an Investment Subadvisory Agreement with Loomis Sayles and Renaissance, under which Loomis Sayles and Renaissance each directed the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). These arrangements provided for monthly fees that are paid by AMCO.

AMCO (not the Fund) pays Loomis Sayles a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that Loomis Sayles manages. For the period from August 1, 2018 to June 30, 2019, AMCO incurred subadvisory fees with respect to the Fund, paid or payable to Loomis Sayles, of $3,239,000.

================================================================================

32  | USAA GROWTH FUND

================================================================================

AMCO (not the Fund) pays Renaissance a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that Renaissance manages. For the period from August 1, 2018 to June 30, 2019, AMCO incurred subadvisory fees with respect to the Fund, paid or payable to Renaissance, of $1,748,000.

ADMINISTRATION AND SERVICING FEES - Effective July 1, 2019, Victory Capital is obligated on a continuous basis to provide administrative services to the Fund. The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average daily net assets of the Fund Shares and Institutional Shares, respectively. For the period from August 1, 2018 to June 30, 2019, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to AMCO, of $2,155,000 and $1,057,000 respectively. For the period July 1, 2019 to July 31, 2019 the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to Victory Capital of $218,000 and $99,000 respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

Effective July 1, 2019, these services are covered under a Compliance Services Agreement between the Trust and Victory Capital. For the period from August 1, 2018 to June 30, 2019, the Fund reimbursed AMCO $9,000 for these compliance and legal services. For the period July 1, 2019 to July 31, 2019, the Fund's portion of fees paid to Victory Capital under the Compliance Service Agreement was $1,000. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - Effective July 1, 2019, the Manager has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.92% of the Fund Shares and 0.88% of the Institutional Shares through at least June 30, 2021. The Manager is

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of:
(a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This waiver agreement may only be terminated by the Fund's Board of Trustees.

TRANSFER AGENT'S FEES - Victory Capital Transfer Agency, Inc. (VCTA), (formerly, USAA Shareholder Account Services (SAS)) provides transfer agency services to the Fund. VCTA, an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average daily net assets, plus out-of-pocket expenses. For the year ended July 31, 2019, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to VCTA, of $1,510,000 and $1,156,000, respectively.

UNDERWRITING SERVICES - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best effort basis. This agreement provides that VCA receive no fee or other compensation for such distribution services. Prior to July 1, 2019, USAA Investment Management Company (IMCO) provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services.

(9) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other affiliated funds in which the affiliated fund-of-funds invest. The fund-of-funds do not invest in the underlying affiliated funds for the purpose of exercising

================================================================================

34  | USAA GROWTH FUND

================================================================================

management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed on usaa.com. As of July 31, 2019, the fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                 0.1
Cornerstone Equity                                                       0.4
Target Retirement Income                                                 0.1
Target Retirement 2020                                                   0.5
Target Retirement 2030                                                   1.6
Target Retirement 2040                                                   2.1
Target Retirement 2050                                                   1.3
Target Retirement 2060                                                   0.2

Effective July 1, 2019, Victory Capital replaced AMCO as the Fund's investment adviser and began managing the Fund. Prior to July 1, 2019, AMCO was indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager has determined there is no significant impact on the Fund's financial statements and various filings.

(11) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

36  | USAA GROWTH FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED JULY 31,
                                       ----------------------------------------------------------------------
                                             2019           2018           2017           2016           2015
                                       ----------------------------------------------------------------------
Net asset value at
  beginning of period                  $    32.15     $    28.65     $    25.53     $    25.91     $    23.62
                                       ----------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                       .12            .07            .09            .10            .28
  Net realized and unrealized gain           2.80           4.18           4.31           1.19           3.73
                                       ----------------------------------------------------------------------
Total from investment operations             2.92           4.25           4.40           1.29           4.01
                                       ----------------------------------------------------------------------
Less distributions from:
  Net investment income                      (.09)          (.05)          (.05)          (.11)          (.28)
  Realized capital gains                    (3.44)          (.70)         (1.23)         (1.56)         (1.44)
                                       ----------------------------------------------------------------------
Total distributions                         (3.53)          (.75)         (1.28)         (1.67)         (1.72)
                                       ----------------------------------------------------------------------
Net asset value at end of period       $    31.54     $    32.15     $    28.65     $    25.53     $    25.91
                                       ======================================================================
Total return (%)*                           10.90          14.99          18.04           5.25          17.50
Net assets at end of period (000)      $1,676,470     $1,581,693     $1,375,305     $1,143,344     $1,262,075
Ratios to average daily net assets:**
  Expenses (%)(a),(b)                         .90(e)         .97           1.09           1.11           1.08(c)
  Expenses, excluding
    reimbursements (%)(a),(b)                 .90            .97           1.09           1.11           1.11
  Net investment income (%)                   .41            .33            .36            .36            .25
Portfolio turnover (%)                         70(d)          19             17             18             31

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $1,582,660,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Prior to December 1, 2014, AMCO had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.00% of the Fund Shares' average daily net assets.
(d) Reflects increased trading activity due to current year transition or asset allocation shift.
(e) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Fund Shares to 0.92% of the Fund Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  37

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED JULY 31,
                                       --------------------------------------------------------------------
                                             2019           2018           2017           2016         2015
                                       --------------------------------------------------------------------
Net asset value at
  beginning of period                  $    32.08     $    28.59     $    25.48     $    25.86     $  23.57
                                       --------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                       .15            .09            .12            .15          .30
  Net realized and
    unrealized gain                          2.78           4.18           4.30           1.16         3.72
                                       --------------------------------------------------------------------
Total from investment
  operations                                 2.93           4.27           4.42           1.31         4.02
                                       --------------------------------------------------------------------
Less distributions from:
  Net investment income                      (.10)          (.08)          (.08)          (.13)        (.29)
  Realized capital gains                    (3.44)          (.70)         (1.23)         (1.56)       (1.44)
                                       --------------------------------------------------------------------
Total distributions                         (3.54)          (.78)         (1.31)         (1.69)       (1.73)
                                       --------------------------------------------------------------------
Net asset value at end of period       $    31.47     $    32.08     $    28.59     $    25.48     $  25.86
                                       ====================================================================
Total return (%)*                           10.94          15.07          18.14           5.34        17.57
Net assets at end of
  period (000)                         $1,083,799     $1,324,054     $1,299,751     $1,012,360     $865,996
Ratios to average daily
  net assets:**
  Expenses (%)(a),(b)                         .85(d)         .92           1.01           1.02         1.01
  Expenses, excluding
    reimbursements (%)(a),(b)                 .85            .92           1.01           1.02         1.01
  Net investment income (%)                   .47            .39            .43            .47          .31
Portfolio turnover (%)                         70(c)          19             17             18           31

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $1,154,252,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Reflects increased trading activity due to current year transition or asset allocation shift.
(d) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.88% of the Institutional Shares' average daily net assets.

================================================================================

38  | USAA GROWTH FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2019, through July 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                         BEGINNING                 ENDING              DURING PERIOD*
                                       ACCOUNT VALUE            ACCOUNT VALUE         FEBRUARY 1, 2019 -
                                      FEBRUARY 1, 2019          JULY 31, 2019           JULY 31, 2019
                                      ------------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00               $1,117.60                   $4.67

Hypothetical
  (5% return before expenses)              1,000.00                1,020.38                    4.46

INSTITUTIONAL SHARES
Actual                                     1,000.00                1,117.90                    4.41

Hypothetical
  (5% return before expenses)              1,000.00                1,020.63                    4.21

*Expenses are equal to the annualized expense ratio of 0.89% for Fund Shares and 0.84% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 11.76% for Fund Shares and 11.79% for Institutional Shares for the six-month period of February 1, 2019, through July 31, 2019.

================================================================================

40  | USAA GROWTH FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in

================================================================================

42  | USAA GROWTH FUND

================================================================================

response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

   o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

       least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

44  | USAA GROWTH FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

       enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services

================================================================================

46  | USAA GROWTH FUND

================================================================================

currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored

================================================================================

48  | USAA GROWTH FUND

================================================================================

and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory

================================================================================

50  | USAA GROWTH FUND

================================================================================

Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

================================================================================

52  | USAA GROWTH FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND AMCO)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the (i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019.

At an in-person meeting of the Board of Trustees (the "Board") held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Advisory Agreement between the Trust and AMCO and the Subadvisory Agreements between AMCO and each of Loomis, Sayles & Company, LP and Renaissance Investment Management (each, a Subadviser and together, the Subadvisers) with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and AMCO and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Effective July 1, 2019, upon the closing of the transaction whereby AMCO acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and AMCO and the Sub-advisory Agreement with the Subadviser terminated and the new investment advisory agreement between the Trust and Victory Capital went into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are discussed above. Effective June 30, 2019, the Subadviser no longer manages any portion of the Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding AMCO's revenues and costs of providing services to the Fund and compensation paid to affiliates of AMCO; and (iii) information about AMCO's and each Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

The Board considered the Advisory Agreement and the Subadvisory Agreements separately in the course of its review. In doing so, the Board noted the respective roles of AMCO and the Subadvisers in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by AMCO and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and AMCO's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to AMCO and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

================================================================================

54  | USAA GROWTH FUND

================================================================================

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by AMCO under the Advisory Agreement, the Board reviewed information provided by AMCO relating to its operations and personnel. The Board also took into account its knowledge of AMCO's management and the quality of the performance of AMCO's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to AMCO and the services provided to the Fund by AMCO under the Advisory Agreement, as well as other services provided by AMCO and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, AMCO and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board also considered the significant risks assumed by AMCO in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board considered AMCO's management style and the performance of AMCO's duties under the Advisory Agreement. The Board considered the level and depth of experience of AMCO, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered AMCO's process for monitoring the performance of the Subadvisers and AMCO's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including AMCO's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. AMCO's role in coordinating the activities of

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

the Fund's other service providers also was considered. The Board also considered AMCO's risk management processes. The Board considered AMCO's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of AMCO and its affiliates in managing the Fund, as well as other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by AMCO and its affiliates, including AMCO's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of AMCO's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board also took into account that the Fund's management fee rate was reduced effective December 1, 2017. The Board took into account the various services provided to the Fund by AMCO and its affiliates, including the high quality of services received by the Fund from AMCO. The

================================================================================

56  | USAA GROWTH FUND

================================================================================

Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreements are paid by AMCO. The Board also considered and discussed information about the Subadvisers' fees, including the amount of management fees retained by AMCO after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-, three- and ten-year periods ended December 31, 2018 and was above the average of its performance universe and its Lipper index for the five-year period ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three- and ten-year periods ended December 31, 2018, and was in the top 35% of its performance universe for the five-year period ended December 31, 2018. The Board took into account management's discussion of the reasons for the Fund's recent underperformance and noted the Fund's strong performance over the five-year period ended December 31, 2018.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for AMCO's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

the Fund, the Trustees noted that AMCO pays the subadvisory fees. The Trustees reviewed the profitability of AMCO's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to AMCO, the Board also considered the fact that AMCO and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to AMCO from its relationship with the Trust, including that AMCO may derive reputational and other benefits from its association with the Fund. The Trustees recognized that AMCO should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fact that AMCO also pays the Fund's subadvisory fees. The Board also considered the effect of Fund's growth and size on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionately more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with AMCO, among others: (i) AMCO has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) AMCO maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO; and (v) AMCO's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by AMCO and the type of fund. Based on

================================================================================

58  | USAA GROWTH FUND

================================================================================

its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadvisers, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by AMCO. The Trustees also relied on the ability of AMCO to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering each Subadvisory Agreement.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to AMCO and that, in turn, AMCO pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2018, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted AMCO's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of AMCO's focus on each Subadviser's performance. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the

================================================================================

60  | USAA GROWTH FUND

================================================================================

performance of funds with similar investment objectives and relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the "Board") of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information ("SAI").

================================================================================

62  | USAA GROWTH FUND

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Director of USAA Investment Management Company (IMCO) (09/09-present); Chairman of Board of IMCO (4/13-present); President and Director of USAA Shareholder Account Services
(SAS) (10/09-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director and Vice Chairman of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Chairman of Board of ICORP (12/31-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); Chairman of Board of FAI (3/15-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the

================================================================================

64  | USAA GROWTH FUND

================================================================================

Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

66  | USAA GROWTH FUND

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

    (1) Indicates the Trustee was an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

68  | USAA GROWTH FUND

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-06/30/19); Assistant Treasurer,

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Director, Accounting and Finance, Victory Capital Management Inc.
(7/1/19-present); Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-06/30/19).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17).

================================================================================

70  | USAA GROWTH FUND

================================================================================

TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers, Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency, Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     111 West Houston St., Suite 1901
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Victory Capital Management Inc.'s proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

================================================================================

                                                                  --------------
       9800 Fredericksburg Road                                      PRSRT STD
       San Antonio, TX 78288                                       U.S. Postage
                                                                       PAID
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
    >>  Secure
    >>  Saves Time
    >>  Good for the Environment

Sign up today for online document delivery at usaa.com/UDO

                                                         [LOGO OF RECYCLE PAPER]
                                                                   10%

================================================================================
23419-0919


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                   July 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Growth & Income Fund

       FUND                 INSTITUTIONAL               ADVISER
      SHARES                   SHARES                    SHARES
       USGRX                   UIGIX                     USGIX


Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

"... NOW MAY BE AN OPPORTUNE TIME FOR
INVESTORS TO ENSURE THAT THEIR PORTFOLIOS ARE WELL [PHOTO OF BROOKS ENGLEHARDT] DIVERSIFIED AND THAT THEIR OVERALL ALLOCATION IS
APPROPRIATE FOR THEIR PARTICULAR RISK APPETITE."

--------------------------------------------------------------------------------

SEPTEMBER 2019

Although the bull market in equities has continued running, it was not without a few missteps. Trade turmoil, questions surrounding global economic growth, changing monetary policy, and geopolitical disputes have all led to increased volatility. But through it all, domestic stocks, as measured by the S&P 500(R) Index, still managed an annual return of approximately 8% for the 12-month period ended July 31, 2019.

Given the sometimes dire news flow and ample cross-currents, it's no surprise that volatility returned to the market. On one hand, the U.S. economy continues to look good. The unprecedented streak of job creation has continued uninterrupted, and unemployment is bouncing along historic lows at 3.7%. The consumer remains resilient and inflation is tepid. On the flip side, however, U.S. trade policy seems to be evolving, with new tariffs threatened and implemented. The markets generally dislike this type of trade turmoil and uncertainty, and the ongoing tensions between the United States and China (and other trading partners) threaten to upend global supply chains and hinder economic growth.

It's not just the stock market that has been dealing with volatility. The bond market also has experienced volatility, due largely to the U.S. Federal Reserve's (the "Fed") famous "pivot" in late 2018. Against the backdrop of rapidly falling equities in the fourth quarter of 2018, the Fed signaled that its next policy move would be to lower--not increase--short-term interest rates. This immediately altered the yield environment.

Meanwhile, the U.S. Treasury yield curve continued to flatten and, in fact, inverted--whereby shorter-term yields became higher than longer-term

================================================================================

================================================================================

yields. Such a yield-curve inversion is a worrying sign as it sometimes, but not always, portends to a recession.

Although we are not predicting a recession, we must acknowledge that risks have increased for an economic slowdown. Given that the current run in stocks is more than a decade old, it's important for investors to keep perspective that the bull market cannot continue forever. Therefore, now may be an opportune time for investors to ensure that their portfolios are well diversified and that their overall allocation is appropriate for their particular risk appetite.

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc., ("Victory Holdings"), a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). In connection with the Transaction, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019, and Victory Capital became the investment adviser to each USAA Mutual Fund. On the following pages, you will find information relating to your USAA Investments, which is now a Victory Capital Investment Franchise. If you have any questions about your investments, we encourage you to engage your financial advisor or else contact us directly at 800-235-8396 or visit usaa.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we value the opportunity to help you meet your investment goals.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            4

SHAREHOLDER VOTING RESULTS                                                     7

FINANCIAL INFORMATION

  Distributions to Shareholders                                                8

  Report of Independent Registered
    Public Accounting Firm                                                     9

  Portfolio of Investments                                                    10

  Notes to Portfolio of Investments                                           18

  Financial Statements                                                        19

  Notes to Financial Statements                                               23

  Financial Highlights                                                        41

EXPENSE EXAMPLE                                                               44

ADVISORY AGREEMENT(S)                                                         46

TRUSTEES' AND OFFICERS' INFORMATION                                           66

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY VICTORY CAPITAL MANAGEMENT INC. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

RS Investments Growth                     VictoryShares and Solutions

    SCOTT TRACY, CFA                          MANNIK S. DHILLON, CFA, CAIA
    STEPHEN J. BISHOP                         WASIF A. LATIF
    MELISSA CHADWICK-DUNN
    CHRISTOPHER CLARK, CFA
    PAUL LEUNG, CFA

--------------------------------------------------------------------------------

o PLEASE DISCUSS THE MARKET BACKDROP DURING THE 12-MONTH REPORTING PERIOD ENDED JULY 31, 2019.

    The U.S. stock market generated solid gains for the reporting period overall. Growth stocks significantly outperformed their value counterparts, while large-cap stocks outpaced small-cap stocks.

    When the 12-month reporting period began in August 2018, U.S. stocks advanced on positive sentiment about the strength of the U.S. economy. A healthy job market, characterized by rising wage growth and unemployment at multi-year lows, supported consumer confidence, fueling increased discretionary spending. Meanwhile, U.S. companies benefited from ongoing earnings growth.

    Conditions changed early in the fourth quarter, as investors grew pessimistic about the global economic outlook and concerned about the Federal Reserve's (the "Fed") plan to continue raising short-term interest rates. Other worries included the trade dispute between the United States and China, uncertainty related to the United Kingdom's exit from the European Union, the stronger U.S. dollar, and the possibility of a U.S. government shutdown. Market volatility surged, and stocks broadly sold off though cyclically sensitive, value-oriented stocks held up better than growth-oriented stocks. Investors' concerns persisted into December 2018, which also was notable for the beginning of a U.S. government shutdown that lasted 35 days. Although Fed officials raised short-term interest rates at the December policy meeting, their tone turned more dovish.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    After reaching lows in late December, U.S. stocks rallied during the first quarter of 2019, recovering almost fully from the selloff they experienced in late 2018. The rally was led by large-cap stocks and growth-oriented stocks, which benefited from better-than-expected U.S. economic data and signs the Fed might not raise interest rates during 2019. Fed officials left short-term interest rates unchanged at both their January and March 2019 policy meetings. Higher crude oil prices and progress in U.S.-China trade talks also bolstered stocks.

    U.S. stocks recorded positive returns during the second quarter and through the end of the reporting period. Optimism about U.S.-China trade discussions and better-than-expected corporate earnings buoyed stock prices in April 2019. In May 2019, however, market volatility increased as U.S.-China trade tensions escalated, and stocks retreated amid fears of a global economic slowdown. In June 2019, Fed policymakers remained on hold but said an interest rate cut was possible if the U.S. economic outlook deteriorated, reigniting the U.S. stock market's rise. The gains continued into July 2019, as investors anticipated a Fed interest rate cut. On July 31, 2019, the Fed cut short-term interest rates and said it would end its balance sheet reduction earlier than expected on August 1, 2019. (Since October 2017, the Fed has been trimming its balance sheet by gradually decreasing the reinvestment of maturing holdings of U.S. Treasury and government-sponsored mortgage-backed securities.)

o HOW DID THE USAA GROWTH & INCOME FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended July 31, 2019, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 0.89%, 0.90%, and 0.62%, respectively. This compares to returns of 7.05% for the Russell 3000(R) Index (the "Index") and 4.56% for the Lipper Multi-Cap Core Funds Index.

    Refer to page 4 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA GROWTH & INCOME FUND

================================================================================

    Victory Capital Management Inc. (the "Manager" or "Victory Capital") is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE THE PRINCIPAL FACTORS IN THE FUND'S PERFORMANCE RELATIVE TO THE
    INDEX?

    During the 12-month reporting period, the Fund recorded a positive return but underperformed the Index. Security selection detracted most from relative returns, with sector allocations further hampering performance. In terms of selection, the Fund was hurt most by its holdings in the energy, financials, consumer discretionary, and consumer staples sectors. In consumer discretionary, an overweight in the cruise line industry had a negative impact. These stocks broadly declined after a cruise ship suffered an accident, raising investor concerns about increased potential liabilities for the industry. Regarding sector allocations, the Fund's overweight position in energy, which lagged on fears about global economic growth and trade wars, diminished relative performance. An overweight position in financials detracted slightly. In addition, the Fund's underweight position in consumer staples held back relative returns. Less-cyclical sectors, such as consumer staples, tend to perform well during periods of market volatility.

    Conversely, the Fund was helped by stock selection in the healthcare sector. An underweight position also contributed positively. Strong selection in the materials sector, offset slightly by the Fund's overweight position, bolstered relative returns. A substantial overweight in the consumer discretionary sector also was advantageous.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o Investing in REITs has some of the same risks associated with the direct ownership of real estate. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/19 o

------------------------------------------------------------------------------------------------------
                                                                              SINCE         INCEPTION
                                          1 YEAR      5 YEAR      10 YEAR    INCEPTION*        DATE
------------------------------------------------------------------------------------------------------
Fund Shares                                0.89%       8.54%       12.09%         -                  -
Institutional Shares                       0.90%          -            -       7.97%           8/07/15
Adviser Shares                             0.62%       8.23%           -      11.11%           8/01/10
Russell 3000 Index**
  (reflects no deduction
  for fees, expenses,
  or taxes)                                7.05%      10.95%       13.97%         -                  -
Lipper Multi-Cap
  Core Funds Index***
  (reflects no deduction
  for taxes)                               4.56%       9.26%       12.45%         -                  -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

***The unmanaged Lipper Multi-Cap Core Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Core Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA GROWTH & INCOME FUND

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                                           USAA GROWTH &
                          RUSSELL 3000           LIPPER MULTI-CAP           INCOME FUND
                             INDEX               CORE FUNDS INDEX              SHARES
 7/31/2009                $10,000.00                $10,000.00               $10,000.00
 8/31/2009                 10,357.32                 10,340.88                10,344.00
 9/30/2009                 10,791.25                 10,809.93                10,841.00
10/31/2009                 10,513.70                 10,493.87                10,594.00
11/30/2009                 11,111.13                 11,066.41                11,212.00
12/31/2009                 11,427.77                 11,441.38                11,534.00
 1/31/2010                 11,015.82                 11,020.39                11,083.00
 2/28/2010                 11,389.28                 11,391.59                11,507.00
 3/31/2010                 12,107.11                 12,092.34                12,218.00
 4/30/2010                 12,368.39                 12,327.68                12,430.00
 5/31/2010                 11,391.32                 11,357.59                11,404.00
 6/30/2010                 10,736.46                 10,791.47                10,715.00
 7/31/2010                 11,481.81                 11,489.51                11,574.00
 8/31/2010                 10,941.32                 10,976.72                10,927.00
 9/30/2010                 11,974.37                 11,978.31                12,046.00
10/31/2010                 12,442.29                 12,484.72                12,517.00
11/30/2010                 12,514.12                 12,530.57                12,535.00
12/31/2010                 13,362.44                 13,343.96                13,371.00
 1/31/2011                 13,654.30                 13,663.44                13,656.00
 2/28/2011                 14,151.43                 14,134.06                14,047.00
 3/31/2011                 14,215.26                 14,195.78                14,030.00
 4/30/2011                 14,638.37                 14,610.67                14,511.00
 5/31/2011                 14,471.35                 14,408.38                14,333.00
 6/30/2011                 14,211.46                 14,153.88                14,055.00
 7/31/2011                 13,886.02                 13,821.10                13,600.00
 8/31/2011                 13,052.92                 12,838.34                12,726.00
 9/30/2011                 12,040.07                 11,743.00                11,672.00
10/31/2011                 13,425.80                 13,041.14                13,103.00
11/30/2011                 13,389.51                 12,964.49                12,996.00
12/31/2011                 13,499.56                 12,969.30                13,033.00
 1/31/2012                 14,180.79                 13,679.32                13,796.00
 2/29/2012                 14,780.68                 14,271.16                14,397.00
 3/31/2012                 15,236.62                 14,608.91                14,772.00
 4/30/2012                 15,136.68                 14,469.04                14,521.00
 5/31/2012                 14,200.95                 13,477.78                13,379.00
 6/30/2012                 14,757.13                 13,933.64                13,802.00
 7/31/2012                 14,903.30                 14,060.69                13,910.00
 8/31/2012                 15,275.26                 14,429.66                14,396.00
 9/30/2012                 15,676.39                 14,811.65                14,743.00
10/31/2012                 15,405.99                 14,630.71                14,463.00
11/30/2012                 15,525.29                 14,815.50                14,526.00
12/31/2012                 15,715.56                 15,063.96                14,662.00
 1/31/2013                 16,577.88                 15,919.91                15,459.00
 2/28/2013                 16,797.58                 16,072.12                15,559.00
 3/31/2013                 17,455.82                 16,681.20                16,056.00
 4/30/2013                 17,741.55                 16,885.07                16,301.00
 5/31/2013                 18,160.08                 17,313.82                16,855.00
 6/30/2013                 17,924.54                 17,055.25                16,622.00
 7/31/2013                 18,906.95                 18,008.43                17,651.00
 8/31/2013                 18,379.15                 17,532.49                17,168.00
 9/30/2013                 19,062.41                 18,239.94                17,828.00
10/31/2013                 19,872.14                 18,944.50                18,694.00
11/30/2013                 20,448.85                 19,451.61                19,369.00
12/31/2013                 20,988.35                 19,971.48                19,926.00
 1/31/2014                 20,325.25                 19,349.50                19,241.00
 2/28/2014                 21,289.40                 20,261.79                20,109.00
 3/31/2014                 21,402.40                 20,302.61                20,175.00
 4/30/2014                 21,428.37                 20,235.83                20,129.00
 5/31/2014                 21,895.95                 20,693.10                20,661.00
 6/30/2014                 22,445.15                 21,220.62                21,134.00
 7/31/2014                 22,002.37                 20,775.41                20,794.00
 8/31/2014                 22,925.47                 21,573.17                21,695.00
 9/30/2014                 22,447.60                 21,042.93                21,355.00
10/31/2014                 23,065.20                 21,532.26                21,650.00
11/30/2014                 23,624.16                 21,979.23                22,147.00
12/31/2014                 23,623.89                 21,980.47                22,161.00
 1/31/2015                 22,966.40                 21,385.78                21,337.00
 2/28/2015                 24,296.18                 22,614.05                22,651.00
 3/31/2015                 24,049.19                 22,454.97                22,325.00
 4/30/2015                 24,157.97                 22,538.32                22,587.00
 5/31/2015                 24,492.11                 22,875.26                23,099.00
 6/30/2015                 24,082.34                 22,487.60                22,736.00
 7/31/2015                 24,485.13                 22,698.75                23,029.00
 8/31/2015                 23,006.97                 21,383.59                21,595.00
 9/30/2015                 22,336.55                 20,646.72                20,857.00
10/31/2015                 24,100.81                 22,127.54                22,535.00
11/30/2015                 24,234.42                 22,255.99                22,640.00
12/31/2015                 23,736.99                 21,657.89                22,043.00
 1/31/2016                 22,397.63                 20,364.47                20,402.00
 2/29/2016                 22,390.42                 20,392.69                20,291.00
 3/31/2016                 23,966.84                 21,876.19                21,672.00
 4/30/2016                 24,115.37                 22,092.38                21,839.00
 5/31/2016                 24,546.80                 22,480.26                22,240.00
 6/30/2016                 24,597.28                 22,352.65                21,650.00
 7/31/2016                 25,573.47                 23,244.16                22,685.00
 8/31/2016                 25,638.70                 23,377.84                23,030.00
 9/30/2016                 25,679.01                 23,422.71                23,227.00
10/31/2016                 25,123.43                 22,898.24                22,981.00
11/30/2016                 26,247.75                 23,944.14                24,331.00
12/31/2016                 26,759.93                 24,315.28                24,657.00
 1/31/2017                 27,263.60                 24,822.23                25,286.00
 2/28/2017                 28,277.58                 25,627.94                26,039.00
 3/31/2017                 28,296.82                 25,673.21                26,080.00
 4/30/2017                 28,596.76                 25,976.32                26,429.00
 5/31/2017                 28,889.42                 26,166.26                26,654.00
 6/30/2017                 29,150.13                 26,407.23                27,063.00
 7/31/2017                 29,699.75                 26,877.89                27,334.00
 8/31/2017                 29,756.97                 26,765.23                27,221.00
 9/30/2017                 30,482.68                 27,594.65                27,834.00
10/31/2017                 31,147.88                 28,169.93                28,432.00
11/30/2017                 32,093.69                 29,007.69                29,381.00
12/31/2017                 32,414.46                 29,309.13                29,746.00
 1/31/2018                 34,123.05                 30,792.82                31,472.00
 2/28/2018                 32,865.29                 29,602.07                30,077.00
 3/31/2018                 32,205.54                 29,081.70                29,288.00
 4/30/2018                 32,327.95                 29,184.85                29,383.00
 5/31/2018                 33,240.58                 29,890.14                30,010.00
 6/30/2018                 33,457.97                 29,999.81                30,089.00
 7/31/2018                 34,568.30                 30,950.61                31,049.00
 8/31/2018                 35,782.26                 31,800.49                31,547.00
 9/30/2018                 35,841.49                 31,801.52                31,684.00
10/31/2018                 33,202.38                 29,288.20                29,321.00
11/30/2018                 33,867.38                 29,888.51                30,104.00
12/31/2018                 30,715.36                 27,045.05                27,147.00
 1/31/2019                 33,351.79                 29,490.50                29,673.00
 2/28/2019                 34,524.74                 30,567.87                30,370.00
 3/31/2019                 35,028.86                 30,839.99                30,353.00
 4/30/2019                 36,427.63                 31,981.24                31,856.00
 5/31/2019                 34,070.33                 29,896.96                29,483.00
 6/30/2019                 36,463.32                 31,956.60                31,497.00
 7/31/2019                 37,005.35                 32,362.78                31,325.00

                                   [END CHART]

                       Data from 7/31/09 through 7/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Shares to the benchmarks listed above (see page 4 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/19 o
                                (% of Net Assets)

Apple, Inc. ..............................................................  3.4%
Amazon.com, Inc. .........................................................  3.1%
Merck & Co., Inc. ........................................................  3.0%
Visa, Inc. "A" ...........................................................  2.5%
Facebook, Inc. "A" .......................................................  2.1%
Home Depot, Inc. .........................................................  2.1%
Johnson & Johnson ........................................................  2.0%
Ingersoll-Rand plc .......................................................  2.0%
Alphabet, Inc. "C" .......................................................  1.9%
Verizon Communications, Inc. .............................................  1.8%

                        o SECTOR ALLOCATION* - 7/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

CONSUMER, NON-CYCLICAL                                                     22.4%
TECHNOLOGY                                                                 17.8%
COMMUNICATIONS                                                             15.4%
FINANCIAL                                                                  15.3%
CONSUMER, CYCLICAL                                                         12.2%
INDUSTRIAL                                                                  9.2%
ENERGY                                                                      3.3%
UTILITIES                                                                   1.8%
BASIC MATERIALS                                                             0.7%

                                   [END CHART]

*Does not include exchange traded funds and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

6  | USAA GROWTH & INCOME FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust ("Trust"). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"), an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby USAA Asset Management Company ("AMCO") was acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital.

                      NUMBER OF SHARES VOTING
---------------------------------------------------------------------------
   FOR                          AGAINST                           ABSTAIN
---------------------------------------------------------------------------
47,314,153                     5,870,906                          2,797,989

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested person" as defined in the Investment Company Act of 1940, as amended (1940 Act) ("Interested Trustee"); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                            FOR                           VOTES WITHHELD
--------------------------------------------------------------------------------
David C. Brown                 8,299,565,565                      820,887,736
John C. Walters                8,317,935,885                      802,517,416

================================================================================

                                                 SHAREHOLDER VOTING RESULTS |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2019:

 DIVIDEND RECEIVED             LONG-TERM
DEDUCTION (CORPORATE           CAPITAL GAIN         QUALIFIED INTEREST
  SHAREHOLDERS)(1)            DISTRIBUTIONS(2)            INCOME
----------------------------------------------------------------------
        100%                 $166,515,000               $716,000
----------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

8  | USAA GROWTH & INCOME FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH & INCOME FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Growth & Income Fund (the "Fund") (one of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the USAA Mutual Funds Trust) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 20, 2019

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2019

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.3%)

              COMMON STOCKS (98.1%)

              BASIC MATERIALS (0.7%)
              ---------------------
              CHEMICALS (0.5%)
     40,900   Air Products & Chemicals, Inc.                                                            $    9,336
                                                                                                        ----------
              MINING (0.2%)
     73,300   Newmont Goldcorp Corp.                                                                         2,677
                                                                                                        ----------
              Total Basic Materials                                                                         12,013
                                                                                                        ----------
              COMMUNICATIONS (15.4%)
              ---------------------
              ADVERTISING (0.3%)
     56,900   Omnicom Group, Inc.                                                                            4,565
                                                                                                        ----------
              INTERNET (9.8%)
     29,800   Alphabet, Inc. "C"(a)                                                                         36,257
     30,840   Amazon.com, Inc.(a)                                                                           57,572
     28,200   Expedia Group, Inc.                                                                            3,743
    201,108   Facebook, Inc. "A"(a)                                                                         39,061
     86,100   IAC/InterActiveCorp.(a)                                                                       20,582
     76,277   Netflix, Inc.(a)                                                                              24,637
                                                                                                        ----------
                                                                                                           181,852
                                                                                                        ----------
              MEDIA (1.5%)
    143,500   Comcast Corp. "A"                                                                              6,195
     13,000   FactSet Research Systems, Inc.                                                                 3,605
    130,100   Walt Disney Co.                                                                               18,605
                                                                                                        ----------
                                                                                                            28,405
                                                                                                        ----------
              TELECOMMUNICATIONS (3.8%)
    166,200   AT&T, Inc.                                                                                     5,659
    565,600   Cisco Systems, Inc.                                                                           31,334
    598,300   Verizon Communications, Inc.                                                                  33,068
                                                                                                        ----------
                                                                                                            70,061
                                                                                                        ----------
              Total Communications                                                                         284,883
                                                                                                        ----------

================================================================================

10  | USAA GROWTH & INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              CONSUMER, CYCLICAL (12.2%)
              -------------------------
              AIRLINES (0.8%)
     42,700   Alaska Air Group, Inc.                                                                    $    2,705
    149,800   Delta Air Lines, Inc.                                                                          9,144
     70,100   Southwest Airlines Co.                                                                         3,612
                                                                                                        ----------
                                                                                                            15,461
                                                                                                        ----------
              APPAREL (0.1%)
     29,700   NIKE, Inc. "B"                                                                                 2,555
                                                                                                        ----------
              AUTO MANUFACTURERS (1.7%)
     55,672   Ferrari N.V.                                                                                   8,968
  1,325,800   Ford Motor Co.                                                                                12,635
    122,800   General Motors Co.                                                                             4,954
     53,600   PACCAR, Inc.                                                                                   3,759
                                                                                                        ----------
                                                                                                            30,316
                                                                                                        ----------
              AUTO PARTS & EQUIPMENT (0.2%)
     78,200   Allison Transmission Holdings, Inc.                                                            3,593
                                                                                                        ----------
              ENTERTAINMENT (0.7%)
     50,000   Vail Resorts, Inc.                                                                            12,326
                                                                                                        ----------
              HOUSEWARES (0.2%)
     40,300   Toro Co.                                                                                       2,935
                                                                                                        ----------
              LODGING (0.5%)
     92,500   Hilton Worldwide Holdings, Inc.                                                                8,931
                                                                                                        ----------
              RETAIL (8.0%)
     37,600   Best Buy Co., Inc.                                                                             2,877
     37,059   Domino's Pizza, Inc.                                                                           9,062
     36,600   Genuine Parts Co.                                                                              3,555
    181,700   Home Depot, Inc.                                                                              38,827
     30,600   Lowe's Companies, Inc.                                                                         3,103
     21,700   McDonald's Corp.                                                                               4,573
    149,700   Starbucks Corp.                                                                               14,175
     59,700   Target Corp.                                                                                   5,158
    482,326   TJX Companies, Inc.                                                                           26,316
    205,100   Walgreens Boots Alliance, Inc.                                                                11,176
    266,500   Walmart, Inc.                                                                                 29,416
                                                                                                        ----------
                                                                                                           148,238
                                                                                                        ----------
              Total Consumer, Cyclical                                                                     224,355
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              CONSUMER, NON-CYCLICAL (22.4%)
              ------------------------------
              BEVERAGES (1.0%)
    589,469   Keurig Dr Pepper, Inc.                                                                    $   16,588
     21,900   PepsiCo, Inc.                                                                                  2,799
                                                                                                        ----------
                                                                                                            19,387
                                                                                                        ----------
              BIOTECHNOLOGY (3.5%)
     83,100   Amgen, Inc.                                                                                   15,505
     46,700   BeiGene Ltd. ADR(a)                                                                            6,414
     80,400   Bluebird Bio, Inc.(a)                                                                         10,551
    117,100   Exact Sciences Corp.(a)                                                                       13,479
     33,656   Illumina, Inc.(a)                                                                             10,076
     51,900   Sage Therapeutics, Inc.(a)                                                                     8,321
                                                                                                        ----------
                                                                                                            64,346
                                                                                                        ----------
              COMMERCIAL SERVICES (2.3%)
    184,900   IHS Markit Ltd.(a)                                                                            11,911
      7,700   MarketAxess Holdings, Inc.                                                                     2,595
    157,000   PayPal Holdings, Inc.(a)                                                                      17,333
     40,800   Robert Half International, Inc.                                                                2,465
     31,800   S&P Global, Inc.                                                                               7,789
                                                                                                        ----------
                                                                                                            42,093
                                                                                                        ----------
              COSMETICS/PERSONAL CARE (1.9%)
     96,900   Colgate-Palmolive Co.                                                                          6,952
    241,800   Procter & Gamble Co.                                                                          28,542
                                                                                                        ----------
                                                                                                            35,494
                                                                                                        ----------
              FOOD (1.0%)
     68,600   General Mills, Inc.                                                                            3,643
     42,300   Sysco Corp.                                                                                    2,901
    154,700   Tyson Foods, Inc. "A"                                                                         12,299
                                                                                                        ----------
                                                                                                            18,843
                                                                                                        ----------
              HEALTHCARE PRODUCTS (2.9%)
     68,700   Abbott Laboratories                                                                            5,984
     15,700   Becton, Dickinson and Co.                                                                      3,969
     37,500   Cooper Companies, Inc.                                                                        12,653
     28,700   Danaher Corp.                                                                                  4,032
     26,300   Intuitive Surgical, Inc.(a)                                                                   13,663
    104,200   Medtronic plc                                                                                 10,622
     13,300   Stryker Corp.                                                                                  2,790
                                                                                                        ----------
                                                                                                            53,713
                                                                                                        ----------

================================================================================

12  | USAA GROWTH & INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              HEALTHCARE-SERVICES (2.4%)
     13,600   Anthem, Inc.                                                                              $    4,007
    116,600   IQVIA Holdings, Inc.(a)                                                                       18,559
     83,800   UnitedHealth Group, Inc.                                                                      20,867
                                                                                                        ----------
                                                                                                            43,433
                                                                                                        ----------
              HOUSEHOLD PRODUCTS/WARES (0.5%)
     68,200   Kimberly-Clark Corp.                                                                           9,251
                                                                                                        ----------
              PHARMACEUTICALS (6.9%)
    255,900   AbbVie, Inc.                                                                                  17,048
    102,600   Cardinal Health, Inc.                                                                          4,692
    289,600   Johnson & Johnson                                                                             37,712
     33,900   McKesson Corp.                                                                                 4,710
    659,657   Merck & Co., Inc.                                                                             54,745
     94,400   Neurocrine Biosciences, Inc.(a)                                                                9,099
                                                                                                        ----------
                                                                                                           128,006
                                                                                                        ----------
              Total Consumer, Non-cyclical                                                                 414,566
                                                                                                        ----------
              ENERGY (3.3%)
              -------------
              OIL & GAS (2.7%)
    141,800   Cabot Oil & Gas Corp.                                                                          2,717
     80,200   Chevron Corp.                                                                                  9,873
    117,000   EOG Resources, Inc.                                                                           10,044
    189,400   Exxon Mobil Corp.                                                                             14,084
     87,100   Occidental Petroleum Corp.                                                                     4,474
     59,000   Phillips 66                                                                                    6,051
     27,200   Valero Energy Corp.                                                                            2,319
                                                                                                        ----------
                                                                                                            49,562
                                                                                                        ----------
              OIL & GAS SERVICES (0.4%)
    182,900   Schlumberger Ltd.                                                                              7,311
                                                                                                        ----------
              PIPELINES (0.2%)
     67,900   ONEOK, Inc.                                                                                    4,758
                                                                                                        ----------
              Total Energy                                                                                  61,631
                                                                                                        ----------
              FINANCIAL (15.3%)
              -----------------
              BANKS (4.6%)
    131,100   Bank of America Corp.                                                                          4,022
     82,500   Bank of New York Mellon Corp.                                                                  3,871
     74,500   BB&T Corp.                                                                                     3,839
    316,000   Citigroup, Inc.                                                                               22,487
     45,900   Comerica, Inc.                                                                                 3,360
    129,500   Fifth Third Bancorp                                                                            3,845

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    408,700   Huntington Bancshares, Inc.                                                               $    5,824
     63,500   J.P. Morgan Chase & Co.                                                                        7,366
     24,800   M&T Bank Corp.                                                                                 4,073
     61,700   PNC Financial Services Group, Inc.                                                             8,817
    110,700   U.S. Bancorp.                                                                                  6,326
    169,700   Wells Fargo & Co.                                                                              8,215
     79,200   Zions Bancorp, N.A.                                                                            3,570
                                                                                                        ----------
                                                                                                            85,615
                                                                                                        ----------
              DIVERSIFIED FINANCIAL SERVICES (5.2%)
     43,100   American Express Co.                                                                           5,360
     78,200   Capital One Financial Corp.                                                                    7,227
     36,900   Cboe Global Markets, Inc.                                                                      4,034
     31,800   CME Group, Inc.                                                                                6,183
     74,200   Discover Financial Services                                                                    6,659
    254,500   Franklin Resources, Inc.                                                                       8,304
     77,800   Intercontinental Exchange, Inc.                                                                6,836
    130,900   Invesco Ltd.                                                                                   2,512
     25,800   Nasdaq, Inc.                                                                                   2,486
    256,400   Visa, Inc. "A"                                                                                45,639
                                                                                                        ----------
                                                                                                            95,240
                                                                                                        ----------
              INSURANCE (3.7%)
    131,500   Aflac, Inc.                                                                                    6,922
     74,900   Allstate Corp.                                                                                 8,044
     42,900   American Financial Group, Inc.                                                                 4,392
     12,900   Everest Re Group Ltd.                                                                          3,182
     24,300   Hanover Insurance Group, Inc.                                                                  3,152
     86,300   Hartford Financial Services Group, Inc.                                                        4,974
     89,700   MetLife, Inc.                                                                                  4,433
    303,200   Progressive Corp.                                                                             24,553
     25,300   RenaissanceRe Holdings Ltd.                                                                    4,583
     31,100   Travelers Companies, Inc.                                                                      4,560
                                                                                                        ----------
                                                                                                            68,795
                                                                                                        ----------
              REAL ESTATE (0.2%)
     26,100   Jones Lang LaSalle, Inc.                                                                       3,802
                                                                                                        ----------
              REITS (1.4%)
    287,000   Chimera Investment Corp.                                                                       5,533
     20,000   Public Storage                                                                                 4,855
     66,100   Simon Property Group, Inc.                                                                    10,722
     61,200   Ventas, Inc.                                                                                   4,118
                                                                                                        ----------
                                                                                                            25,228
                                                                                                        ----------

================================================================================

14  | USAA GROWTH & INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              SAVINGS & LOANS (0.2%)
    266,800   People's United Financial, Inc.                                                           $    4,381
                                                                                                        ----------
              Total Financial                                                                              283,061
                                                                                                        ----------
              INDUSTRIAL (9.2%)
              -----------------
              AEROSPACE/DEFENSE (0.6%)
     28,600   Lockheed Martin Corp.                                                                         10,358
                                                                                                        ----------
              BUILDING MATERIALS (0.4%)
     86,400   Johnson Controls International plc                                                             3,667
     16,000   Lennox International, Inc.                                                                     4,104
                                                                                                        ----------
                                                                                                             7,771
                                                                                                        ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.9%)
    182,600   AMETEK, Inc.                                                                                  16,363
                                                                                                        ----------
              ELECTRONICS (1.9%)
     30,800   Allegion plc                                                                                   3,189
    119,200   Amphenol Corp. "A"                                                                            11,124
     55,900   Honeywell International, Inc.                                                                  9,641
    101,200   Woodward, Inc.                                                                                11,338
                                                                                                        ----------
                                                                                                            35,292
                                                                                                        ----------
              ENVIRONMENTAL CONTROL (0.9%)
     81,400   Republic Services, Inc.                                                                        7,216
     75,900   Waste Management, Inc.                                                                         8,880
                                                                                                        ----------
                                                                                                            16,096
                                                                                                        ----------
              MACHINERY-DIVERSIFIED (1.5%)
     29,500   Cummins, Inc.                                                                                  4,838
     15,100   Rockwell Automation, Inc.                                                                      2,428
     56,100   Roper Technologies, Inc.                                                                      20,401
                                                                                                        ----------
                                                                                                            27,667
                                                                                                        ----------
              MISCELLANEOUS MANUFACTURERS (2.5%)
     50,400   Eaton Corp. plc                                                                                4,142
     34,800   Illinois Tool Works, Inc.                                                                      5,367
    296,505   Ingersoll-Rand plc                                                                            36,666
                                                                                                        ----------
                                                                                                            46,175
                                                                                                        ----------
              TRANSPORTATION (0.5%)
     67,200   CH Robinson Worldwide, Inc.                                                                    5,627
     35,000   United Parcel Service, Inc. "B"                                                                4,181
                                                                                                        ----------
                                                                                                             9,808
                                                                                                        ----------
              Total Industrial                                                                             169,530
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              TECHNOLOGY (17.8%)
              ------------------
              COMPUTERS (4.6%)
    294,967   Apple, Inc.                                                                               $   62,840
    153,100   International Business Machines Corp.                                                         22,696
                                                                                                        ----------
                                                                                                            85,536
                                                                                                        ----------
              SEMICONDUCTORS (5.2%)
     58,307   Broadcom, Inc.                                                                                16,908
    109,500   Intel Corp.                                                                                    5,535
     87,100   KLA Corp.                                                                                     11,873
     64,400   Lam Research Corp.                                                                            13,435
    516,300   Marvell Technology Group Ltd.                                                                 13,558
    102,200   Microchip Technology, Inc.                                                                     9,650
    167,000   QUALCOMM, Inc.                                                                                12,218
     99,400   Texas Instruments, Inc.                                                                       12,426
                                                                                                        ----------
                                                                                                            95,603
                                                                                                        ----------
              SOFTWARE (8.0%)
     49,300   Activision Blizzard, Inc.                                                                      2,403
    292,900   Black Knight, Inc.(a)                                                                         18,546
     43,558   Fair Isaac Corp.(a)                                                                           15,133
    305,500   Oracle Corp.                                                                                  17,200
    119,500   salesforce.com, Inc.(a)                                                                       18,463
    111,091   ServiceNow, Inc.(a)                                                                           30,815
    180,900   Twilio, Inc. "A"(a)                                                                           25,165
    103,700   Workday, Inc. "A"(a)                                                                          20,738
                                                                                                        ----------
                                                                                                           148,463
                                                                                                        ----------
              Total Technology                                                                             329,602
                                                                                                        ----------
              UTILITIES (1.8%)
              ----------------
              ELECTRIC (1.8%)
     73,100   CMS Energy Corp.                                                                               4,256
     73,300   Dominion Energy, Inc.                                                                          5,445
     97,300   Duke Energy Corp.                                                                              8,438
     96,900   Evergy, Inc.                                                                                   5,862
     51,900   Southern Co.                                                                                   2,917
     66,000   WEC Energy Group, Inc.                                                                         5,640
                                                                                                        ----------
              Total Utilities                                                                               32,558
                                                                                                        ----------
              Total Common Stocks (cost: $1,623,709)                                                     1,812,199
                                                                                                        ----------

              EXCHANGE-TRADED FUNDS (0.2%)
     32,936   iShares Russell 1000 Value ETF (cost: $4,245)                                                  4,230
                                                                                                        ----------
              Total Equity Securities (cost: $1,627,954)                                                 1,816,429
                                                                                                        ----------

================================================================================

16  | USAA GROWTH & INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (1.8%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.8%)
 32,998,324   State Street Institutional Treasury Money Market Fund
                Premier Class, 2.09%(b) (cost: $32,998)                                                 $   32,998
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $1,660,952)                                                      $1,849,427
                                                                                                        ==========

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                     LEVEL 1               LEVEL 2               LEVEL 3               TOTAL
------------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                         $1,812,199                    $-                    $-          $1,812,199
  Exchange-Traded Funds                      4,230                     -                     -               4,230

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                      32,998                     -                     -              32,998
------------------------------------------------------------------------------------------------------------------
Total                                   $1,849,427                    $-                    $-          $1,849,427
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At July 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) Rate represents the money market fund annualized seven-day yield at July 31, 2019.

See accompanying notes to financial statements.

================================================================================

18  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,660,952)             $1,849,427
   Cash                                                                                70
   Receivables:
       Capital shares sold                                                            253
       Victory Capital (Note 8)                                                         4
       Dividends and interest                                                       1,760
       Other                                                                          132
                                                                               ----------
             Total assets                                                       1,851,646
                                                                               ----------
LIABILITIES
   Payables:
       Securities purchased                                                         1,748
       Capital shares redeemed                                                        358
   Accrued administration and servicing fees                                          232
   Accrued management fees                                                            956
   Accrued transfer agent's fees                                                      149
   Other accrued expenses and payables                                                121
                                                                               ----------
             Total liabilities                                                      3,564
                                                                               ----------
                 Net assets applicable to capital shares outstanding           $1,848,082
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $1,298,583
   Distributable earnings                                                         549,499
                                                                               ----------
                 Net assets applicable to capital shares outstanding           $1,848,082
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,673,033/70,598
             capital shares outstanding, no par value)                         $    23.70
                                                                               ==========
       Institutional Shares (net assets of $165,137/6,975
             capital shares outstanding, no par value)                         $    23.68
                                                                               ==========
       Adviser Shares (net assets of $9,912/420
             capital shares outstanding, no par value)                         $    23.61
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $220)                            $  33,958
   Interest                                                                         1,327
   Securities lending (net)                                                            51
                                                                                ---------
       Total income                                                                35,336
                                                                                ---------
EXPENSES
   Management fees                                                                 11,022
   Administration and servicing fees:
       Fund Shares                                                                  2,506
       Institutional Shares                                                           156
       Adviser Shares                                                                  15
   Transfer agent's fees:
       Fund Shares                                                                  1,664
       Institutional Shares                                                           156
       Adviser Shares                                                                   1
   Distribution and service fees (Note 8):
       Adviser Shares                                                                  25
   Custody and accounting fees:
       Fund Shares                                                                    207
       Institutional Shares                                                            19
       Adviser Shares                                                                   1
   Postage:
       Fund Shares                                                                     87
   Shareholder reporting fees:
       Fund Shares                                                                     55
   Trustees' fees                                                                      37
   Registration fees:
       Fund Shares                                                                     40
       Institutional Shares                                                            20
       Adviser Shares                                                                  19
   Professional fees                                                                   93
   Other                                                                               30
                                                                                ---------
           Total expenses                                                          16,153
                                                                                ---------

================================================================================

20  | USAA GROWTH & INCOME FUND

================================================================================

   Expenses reimbursed:
       Adviser Shares                                                           $      (8)
                                                                                ---------
           Net expenses                                                            16,145
                                                                                ---------
NET INVESTMENT INCOME                                                              19,191
                                                                                ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on:
       Investments                                                                394,987
       Foreign currency transactions                                                    1
   Change in net unrealized appreciation/(depreciation)                          (399,883)
                                                                                ---------
           Net realized and unrealized loss                                        (4,895)
                                                                                ---------
   Increase in net assets resulting from operations                             $  14,296
                                                                                =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

-----------------------------------------------------------------------------------------

                                                                     2019            2018
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                       $   19,191      $   14,939
   Net realized gain on investments                               394,987         153,769
   Net realized gain on foreign currency transactions                   1               4
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                (399,883)         66,344
      Foreign currency translations                                     -              (4)
                                                               --------------------------
      Increase in net assets resulting from operations             14,296         235,052
                                                               --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
      Fund Shares                                                (166,142)        (84,365)
      Institutional Shares                                        (15,193)         (7,455)
      Adviser Shares                                               (1,013)           (503)
                                                               --------------------------
            Distributions to shareholders                        (182,348)        (92,323)
                                                               --------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 7)
   Fund Shares                                                     70,902          20,836
   Institutional Shares                                            18,880           7,556
   Adviser Shares                                                      87              71
                                                               --------------------------
      Total net increase in net assets from capital
            share transactions                                     89,869          28,463
                                                               --------------------------
   Net increase (decrease) in net assets                          (78,183)        171,192

NET ASSETS
   Beginning of year                                            1,926,265       1,755,073
                                                               --------------------------
   End of year                                                 $1,848,082      $1,926,265
                                                               ==========================

See accompanying notes to financial statements.

================================================================================

22  | USAA GROWTH & INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Growth & Income Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objectives are to seek capital growth and, secondarily, current income.

The Fund consists of three classes of shares: Growth & Income Fund Shares (Fund Shares), Growth & Income Fund Institutional Shares (Institutional Shares), and Growth & Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by an affiliate fund participating in a fund-of-funds investment strategy (affiliated funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services
(SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc., a global investment management firm headquartered in Cleveland, Ohio (the Transaction) on July 1, 2019. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Pricing and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities

================================================================================

24  | USAA GROWTH & INCOME FUND

================================================================================

        exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S. listed equities and the average of the bid and asked prices is used for foreign listed equities. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

        occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Debt securities are valued each business day by a pricing service
        (the Service) approved by the Board. The Service uses evaluated bid or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are

================================================================================

26  | USAA GROWTH & INCOME FUND

================================================================================

        traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

     The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency.

================================================================================

28  | USAA GROWTH & INCOME FUND

================================================================================

    Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. Effective September 30, 2018, the commission recapture program ended. For the year ended
    July 31, 2019, the Fund did not receive any brokerage commission recapture credits.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility, with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15%. Each fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

For the period July 1, 2019 to July 31, 2019, the Fund paid Citibank facility fees of less than $500, which represents 1.3% of the total fees paid to Citibank by the funds of the Trusts. The Fund had no borrowings under this agreement during the period July 1, 2019 to July 31, 2019. Effective July 1, 2019, the line of credit among the Trust, with respect to its funds,

================================================================================

30  | USAA GROWTH & INCOME FUND

================================================================================

and USAA Capital Corporation (CAPCO) terminated. For the period from August 1, 2018 to June 30, 2019, the Fund paid CAPCO facility fees of $15,000, which represents 2.2% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the period from August 1, 2018 to June 30, 2019.

(3) INTERFUND LENDING

Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the U.S. Securities and Exchange Commission (SEC) in March 2017 (the Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each fund to directly lend and borrow money to or from certain other affiliated funds relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. For the period July 1, 2019 to July 31, 2019, the Fund did not lend.

(4) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, REIT return of capital dividend, REIT capital gains dividend, equalization, merger, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease distributable earnings by $3,138,000 and increase paid in capital by $3,138,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

The tax character of distributions paid during the years ended July 31, 2019, and 2018, was as follows:

                                                      2019               2018
--------------------------------------------------------------------------------
Ordinary income*                                 $ 18,971,000        $13,940,000
Long-term realized capital gains                  163,377,000         78,383,000
                                                 ------------        -----------
     Total distributions paid                    $182,348,000        $92,323,000
                                                 ============        ===========

As of July 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $  4,548,000
Undistributed long-term capital gains                                358,480,000
Unrealized appreciation of investments                               186,471,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At July 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                          NET
                                                 GROSS               GROSS             UNREALIZED
                                               UNREALIZED          UNREALIZED         APPRECIATION/
FUND                        TAX COST          APPRECIATION        DEPRECIATION       (DEPRECIATION)
---------------------------------------------------------------------------------------------------
USAA Growth &
  Income Fund            $1,662,956,000       $219,190,000        $(32,719,000)       $186,471,000

================================================================================

32  | USAA GROWTH & INCOME FUND

================================================================================

(5) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2019, were $1,652,626,000 and $1,683,639,000, respectively.

(6) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At July 31, 2019, the Fund had no securities on loan.

(7) CAPITAL SHARE TRANSACTIONS

At July 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated fund-of-funds as well as other persons

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                         YEAR ENDED                         YEAR ENDED
                                        JULY 31, 2019                      JULY 31, 2018
----------------------------------------------------------------------------------------------
                                    SHARES          AMOUNT             SHARES          AMOUNT
                                    ----------------------------------------------------------
FUND SHARES:
Shares sold                          3,781        $  90,122             4,764        $ 120,587
Shares issued from
  reinvested dividends               7,465          163,732             3,327           83,086
Shares redeemed                     (7,709)        (182,952)           (7,236)        (182,837)
                                    ----------------------------------------------------------
Net increase from
  capital share transactions         3,537        $  70,902               855        $  20,836
                                    ==========================================================

INSTITUTIONAL SHARES:
Shares sold                            625        $  14,447               451        $  11,224
Shares issued from
  reinvested dividends                 693           15,189               299            7,455
Shares redeemed                       (425)         (10,756)             (441)         (11,123)
                                    ----------------------------------------------------------
Net increase from
  capital share transactions           893        $  18,880               309        $   7,556
                                    ==========================================================

ADVISER SHARES:
Shares sold                              9        $     219                 4        $     105
Shares issued from
  reinvested dividends                   2               36                 1               17
Shares redeemed                         (7)            (168)               (2)             (51)
                                    ----------------------------------------------------------
Net increase from
  capital share transactions             4        $      87                 3        $      71
                                    ==========================================================

(8) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without

================================================================================

34  | USAA GROWTH & INCOME FUND

================================================================================

shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Multi-Cap Core Funds Index. The Lipper Multi-Cap Core Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Core Funds category.

For the Fund Shares, Institutional Shares, and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                                     ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                                  (IN BASIS POINTS)(1)
----------------------------------------------------------------------------
+/- 100 to 400                                        +/- 4
+/- 401 to 700                                        +/- 5
+/- 701 and greater                                   +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

Under the investment advisory agreement with the Manager that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

For the period from August 1, 2018 to June 30, 2019, the Fund incurred management fees, paid or payable to AMCO, of $10,066,000 which included no performance adjustment for the Fund Shares, Institutional Shares and Adviser Shares. For the period July 1, 2019 to July 31, 2019, the Fund incurred management fees, paid or payable to Victory Capital of $956,000, which included no performance adjustments.

SUBADVISORY ARRANGEMENT(S) - Effective July 1, 2019, Victory Capital terminated an Investment Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS). Prior to July 1, 2019, AMCO entered into an Investment Subadvisory Agreement with BHMS, under which BHMS directed the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). These arrangements provide for monthly fees that are paid by the Manager.

AMCO pays BHMS a subadvisory fee based on the aggregate net assets that BHMS manages in the USAA Value Fund and the USAA Growth & Income Fund combined, in an annual amount of 0.75% on the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets

================================================================================

36  | USAA GROWTH & INCOME FUND

================================================================================

over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the period from August 1, 2018 to June 30, 2019, AMCO incurred subadvisory fees with respect to the Fund, paid or payable to BHMS, of $1,361,000.

ADMINISTRATION AND SERVICING FEES - Effective July 1, 2019, Victory Capital is obligated on a continuous basis to provide administrative services to the Fund. The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares and Adviser Shares, and 0.10% of average daily net assets of the Institutional Shares. For the period from August 1, 2018 to June 30, 2019, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to AMCO, of $2,289,000, $142,000, and $14,000, respectively. For the period July 1, 2019 to July 31, 2019 the Fund Shares, Institutional Shares and Adviser Shares incurred administration and servicing fees by Victory Capital, paid or payable to Victory Capital of $217,000, $14,000 and $1,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

Effective July 1, 2019, these services are covered under a Compliance Services Agreement between the Trust and Victory Capital. For the period from August 1, 2018 to June 30, 2019, the Fund reimbursed AMCO $6,000 for these compliance and legal services. For the period July 1, 2019 to July 31, 2019, the Fund's portion of fees paid to Victory Capital under the Compliance Service Agreement was $1,000. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - Effective July 1, 2019, the Manager has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.88% of the Fund Shares, 0.84% of the Institutional Shares and 1.15% of the Adviser Shares

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

through at least June 30, 2021. The Manager is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This waiver agreement may only be terminated by the Fund's Board of Trustees. Prior to July 1, 2019, AMCO agreed to limit the total annual operating expenses of the Adviser Shares to 1.15% and prior to December 1, 2018, AMCO has agreed to limit the total annual operating expenses of Institutional Shares to 0.85%, of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares and Adviser Shares for all expenses in excess of those amounts. For the period from August 1, 2018 to June 30, 2019, the Adviser Shares incurred reimbursable expenses from AMCO of $4,000. For the period July 1, 2019 to July 31, 2019, the Adviser Shares incurred reimbursable expenses of $4,000, of which $4,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - Victory Capital Transfer Agency, Inc., (VCTA) (formerly, USAA Shareholder Account Services (SAS)) provides transfer agency services to the Fund. VCTA, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average daily net assets, plus out-of-pocket expenses. For the year ended July 31, 2019, the Fund Shares, Institutional Shares and Adviser Shares incurred transfer agent's fees, paid or payable to VCTA, of $1,664,000, $156,000, and $1,000, respectively.

DISTRIBUTION AND SERVICE (12b-1) FEES - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the

================================================================================

38  | USAA GROWTH & INCOME FUND

================================================================================

Manager for exclusive distribution of the Fund's shares on a continuing best effort basis. Prior to July 1, 2019, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. Prior to July 1, 2019, IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the period from August 1, 2018 to June 30, 2019, the Adviser Shares incurred distribution and service (12b-1) fees, of $23,000. For the period July 1, 2019 to July 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees, of $2,000.

UNDERWRITING SERVICES - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best effort basis. This agreement provides that VCA receive no fee or other compensation for such distribution services, but may receive 12b-1 fees with respect to Adviser Shares. Prior to July 1, 2019, IMCO provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(9) TRANSACTIONS WITH AFFILIATES

Effective July 1, 2019, Victory Capital replaced AMCO as the Fund's investment adviser and began managing the Fund. Prior to July 1, 2019, AMCO was indirectly wholly owned by USAA a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager has determined there is no significant impact on the Fund's financial statements and various filings.

(11) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

40  | USAA GROWTH & INCOME FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED JULY 31,
                               ------------------------------------------------------------------------------
                                     2019             2018             2017             2016             2015
                               ------------------------------------------------------------------------------
Net asset value at
  beginning of period          $    26.19       $    24.25       $    20.39       $    22.00       $    22.63
                               ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .25              .19              .21              .15              .17
  Net realized and
    unrealized gain (loss)           (.24)            3.03             3.94             (.51)            2.14
                               ------------------------------------------------------------------------------
Total from investment
  operations                          .01             3.22             4.15             (.36)            2.31
                               ------------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.24)            (.18)            (.22)            (.14)            (.18)
  Realized capital gains            (2.26)           (1.10)            (.07)           (1.11)           (2.76)
                               ------------------------------------------------------------------------------
Total distributions                 (2.50)           (1.28)            (.29)           (1.25)           (2.94)
                               ------------------------------------------------------------------------------
Net asset value at
  end of period                $    23.70       $    26.19       $    24.25       $    20.39       $    22.00
                               ==============================================================================
Total return (%)*                     .89            13.59            20.49            (1.49)           10.70
Net assets at
  end of period (000)          $1,673,033       $1,756,259       $1,605,220       $1,380,560       $1,583,353
Ratios to average
  daily net assets:**
  Expenses (%)(a)                     .88(b)           .88              .91              .95              .93
  Expenses, excluding
    reimbursements (%)(a)             .88              .88              .91              .95              .93
  Net investment income (%)          1.04              .80              .89              .78              .66
Portfolio turnover (%)                 93(c)            23               21               22               35

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $1,670,652,000.
(a) Does not include acquired fund fees, if any.
(b) Effective July 1, 2019, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.88% of the Fund Shares' average daily net assets.
(c) Reflects increased tracking activity due to current year transition or asset allocation shift.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  41

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                           PERIOD ENDED
                                                 YEAR ENDED JULY 31,                          JULY 31,
                                 ----------------------------------------------------------------------
                                     2019               2018               2017               2016***
                                 ----------------------------------------------------------------------
Net asset value at
  beginning of period            $  26.17           $  24.23           $  20.38           $  22.10
                                 -----------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .26                .20                .22                .16
  Net realized and
    unrealized gain (loss)           (.24)              3.03               3.94               (.60)
                                 -----------------------------------------------------------------
Total from investment
  operations                         0.02               3.23               4.16               (.44)
                                 -----------------------------------------------------------------
Less distributions from:
  Net investment income              (.25)              (.19)              (.24)              (.17)
  Realized capital gains            (2.26)             (1.10)              (.07)             (1.11)
                                 -----------------------------------------------------------------
Total distributions                 (2.51)             (1.29)              (.31)             (1.28)
                                 -----------------------------------------------------------------
Net asset value at
  end of period                  $  23.68           $  26.17           $  24.23           $  20.38
                                 =================================================================
Total return (%)*                     .94              13.66              20.54              (1.87)
Net assets at
  end of period (000)            $165,137           $159,148           $139,866           $117,512
Ratios to average
  daily net assets:**
  Expenses (%)(a)                     .83(b),(e)         .84                .85                .85(c)
  Expenses, excluding
    reimbursements (%)(a)             .83                .84                .85                .87(c)
  Net investment income (%)          1.09                .85                .95                .83(c)
Portfolio turnover (%)                 93(d)              23                 21                 22

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $156,191,000.
*** Institutional Shares commenced operations on August 7, 2015.
(a) Does not include acquired fund fees, if any.
(b) Prior to December 1, 2018, AMCO has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.85% of the Institutional Shares' average daily net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects increased tracking activity due to current year transition or asset allocation shift.
(e) Effective July 1, 2019, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.84% of the Institutional Shares' average daily net assets.

================================================================================

42  | USAA GROWTH & INCOME FUND

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED JULY 31,
                                   --------------------------------------------------------------------------
                                     2019             2018             2017             2016             2015
                                   --------------------------------------------------------------------------
Net asset value at
  beginning of period              $26.10          $ 24.17           $20.32           $21.93           $22.56
                                   --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .19              .12              .15              .10              .10
  Net realized and
    unrealized gain (loss)           (.25)            3.02             3.91             (.50)            2.14
                                   --------------------------------------------------------------------------
Total from investment
  operations                         (.06)            3.14             4.06             (.40)            2.24
                                   --------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.17)            (.11)            (.14)            (.10)            (.11)
  Realized capital gains            (2.26)           (1.10)            (.07)           (1.11)           (2.76)
                                   --------------------------------------------------------------------------
Total distributions                 (2.43)           (1.21)            (.21)           (1.21)           (2.87)
                                   --------------------------------------------------------------------------
Net asset value at
  end of period                    $23.61          $ 26.10           $24.17           $20.32           $21.93
                                   ==========================================================================
Total return (%)*                     .62            13.28            20.10            (1.72)           10.40
Net assets at
  end of period (000)              $9,912          $10,858           $9,987           $8,332           $9,098
Ratios to average
  daily net assets:**
  Expenses (%)(a)                    1.15(e)          1.17(b)          1.20             1.20             1.22(c)
  Expenses, excluding
    reimbursements (%)(a)            1.23             1.20             1.24             1.28             1.27
  Net investment income (%)           .77              .52              .60              .53              .37
Portfolio turnover (%)                 93(d)            23               21               22               35

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were $9,974,000.
(a) Does not include acquired fund fees, if any.
(b) Prior to December 1, 2017, AMCO has voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.20% of the Adviser Shares' average daily net assets.
(c) Prior to December 1, 2014, AMCO had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.30% of the Adviser Shares' average daily net assets.
(d) Reflects increased tracking activity due to current year transition or asset allocation shift.
(e) Effective July 1, 2019, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.15% of the Adviser Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  43

================================================================================

EXPENSE EXAMPLE

July 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2019, through July 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

44  | USAA GROWTH & INCOME FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING                ENDING             DURING PERIOD*
                                        ACCOUNT VALUE           ACCOUNT VALUE        FEBRUARY 1, 2019 -
                                       FEBRUARY 1, 2019         JULY 31, 2019          JULY 31, 2019
                                       ----------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00              $1,055.20                $4.48

Hypothetical
  (5% return before expenses)              1,000.00               1,020.43                 4.41

INSTITUTIONAL SHARES
Actual                                     1,000.00               1,055.50                 4.23

Hypothetical
  (5% return before expenses)              1,000.00               1,020.68                 4.16

ADVISER SHARES
Actual                                     1,000.00               1,053.60                 5.86

Hypothetical
  (5% return before expenses)              1,000.00               1,019.09                 5.76

*Expenses are equal to the annualized expense ratio of 0.88% for Fund Shares, 0.83% for Institutional Shares, and 1.15% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 5.52% for Fund Shares, 5.55% for Institutional Shares, and 5.36% for Adviser Shares for the six-month period of February 1, 2019, through July 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with

================================================================================

46  | USAA GROWTH & INCOME FUND

================================================================================

Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

   o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at

================================================================================

48  | USAA GROWTH & INCOME FUND

================================================================================

     least the same level as the services currently provided to the Funds by AMCO.

   o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

   o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

   o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

   o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

   o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

   o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

   o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

   o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

50  | USAA GROWTH & INCOME FUND

================================================================================

     enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

   o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

   o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

   o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

52  | USAA GROWTH & INCOME FUND

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected

================================================================================

54  | USAA GROWTH & INCOME FUND

================================================================================

in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

56  | USAA GROWTH & INCOME FUND

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND AMCO)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the
(i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019.

At an in-person meeting of the Board of Trustees (the "Board") held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Advisory Agreement between the Trust and AMCO and the Subadvisory Agreement between AMCO and Barrow, Hanley, Mewhinney & Strauss Inc. (the Subadviser) with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and AMCO and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Effective July 1, 2019, upon the closing of the transaction whereby AMCO acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and AMCO and the Sub-advisory Agreement with the Subadviser terminated and the new investment advisory agreement between the Trust and Victory Capital went into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are discussed above. Effective June 30, 2019, the Subadviser no longer manages any portion of the Fund.

================================================================================

58  | USAA GROWTH & INCOME FUND

================================================================================

rendered to the Fund, as well as information regarding AMCO's revenues and costs of providing services to the Fund and compensation paid to affiliates of AMCO; and (iii) information about AMCO's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of AMCO and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by AMCO and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and AMCO's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to AMCO and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by AMCO under the Advisory Agreement, the Board reviewed information provided by AMCO relating to its operations and personnel. The Board also took into account its knowledge of AMCO's management and the quality of the performance of AMCO's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to AMCO and the services provided to the Fund by AMCO under the Advisory Agreement, as well as other services provided by AMCO and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, AMCO and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by AMCO in connection with the services provided to the Fund including ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board considered the level and depth of knowledge of AMCO, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed AMCO's effectiveness in monitoring the performance of the Subadviser and AMCO's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including AMCO's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. AMCO's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered AMCO's risk management processes. The Board considered AMCO's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of AMCO and its affiliates in managing the Fund, as well as other funds in the Trust.

================================================================================

60  | USAA GROWTH & INCOME FUND

================================================================================

The Board also reviewed the compliance and administrative services provided to the Fund by AMCO and its affiliates, including AMCO's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of AMCO's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and expense universe. The Board took into account the various services provided to the Fund by AMCO and its affiliates, including the high quality of services received by the Fund from AMCO. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by AMCO. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by AMCO after payment of the subadvisory fees. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-year period ended December 31, 2018, was above the average of its performance universe and below its Lipper index for the three-year period ended December 31, 2018, was above the average of its performance universe and its Lipper index for the five-year period ended December 31, 2018, and was above the average of its performance universe and below its Lipper index for the ten-year period ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2018, and was in the top 50% of its performance universe for the three-, five- and ten-year periods ended December 31, 2018.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for AMCO's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that AMCO pays the Fund's subadvisory fees. The Trustees reviewed the profitability of AMCO's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to AMCO, the Board also considered the fact that AMCO and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to AMCO from its relationship with the Trust, including that AMCO may derive reputational and other benefits from its association

================================================================================

62  | USAA GROWTH & INCOME FUND

================================================================================

with the Fund. The Trustees recognized that AMCO should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also noted that AMCO pays the subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with AMCO, among others: (i) AMCO has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) AMCO maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO; and (v) AMCO's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by AMCO and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and
(iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by AMCO. The Trustees also relied on the ability of AMCO to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was

================================================================================

64  | USAA GROWTH & INCOME FUND

================================================================================

not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to AMCO and that, in turn, AMCO pays subadvisory fees to the Subadviser. As noted previously, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2018, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted AMCO's experience and resources in monitoring the performance, investment style, and risk- adjusted performance of the Subadviser. The Board was mindful of AMCO's focus on the Subadviser's performance and the explanations of management regarding the factors that contributed to the performance of the Fund. The Board also noted the Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the "Board") of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information ("SAI").

================================================================================

66  | USAA GROWTH & INCOME FUND

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Director of USAA Investment Management Company (IMCO) (09/09-present); Chairman of Board of IMCO (4/13-present); President and Director of USAA Shareholder Account Services
(SAS) (10/09-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director and Vice Chairman of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Chairman of Board of ICORP (12/31-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); Chairman of Board of FAI (3/15-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the

================================================================================

68  | USAA GROWTH & INCOME FUND

================================================================================

Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

70  | USAA GROWTH & INCOME FUND

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

    (1) Indicates the Trustee was an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (+) Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

72  | USAA GROWTH & INCOME FUND

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-06/30/19); Assistant Treasurer,

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Director, Accounting and Finance, Victory Capital Management Inc.
(7/1/19-present); Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-06/30/19).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17).

================================================================================

74  | USAA GROWTH & INCOME FUND

================================================================================

TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers, Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency, Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     111 West Houston St., Suite 1901
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Victory Capital Management Inc.'s proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

================================================================================

        9800 Fredericksburg Road                                  --------------
        San Antonio, TX 78288                                      PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
    >>  Secure
    >>  Saves Time
    >>  Good for the Environment

Sign up today for online document delivery at usaa.com/UDO

                                                         [LOGO OF RECYCLE PAPER]
                                                                   10%
================================================================================
23431-0919


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                   JULY 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA High Income Fund

       FUND              INSTITUTIONAL              ADVISER                 R6
      SHARES                SHARES                  SHARES                SHARES
      USHYX                 UIHIX                   UHYOX                 URHIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

". . . NOW MAY BE AN OPPORTUNE TIME FOR
INVESTORS TO ENSURE THAT THEIR PORTFOLIOS ARE WELL [PHOTO OF BROOKS ENGLEHARDT] DIVERSIFIED AND THAT THEIR OVERALL ALLOCATION IS
APPROPRIATE FOR THEIR PARTICULAR RISK APPETITE."

--------------------------------------------------------------------------------

SEPTEMBER 2019

Although the bull market in equities has continued running, it was not without a few missteps. Trade turmoil, questions surrounding global economic growth, changing monetary policy, and geopolitical disputes have all led to increased volatility. But through it all, domestic stocks, as measured by the S&P 500 (R) Index, still managed an annual return of approximately 8% for the 12-month period ended July 31, 2019.

Given the sometimes dire news flow and ample cross-currents, it's no surprise that volatility returned to the market. On one hand, the U.S. economy continues to look good. The unprecedented streak of job creation has continued uninterrupted, and unemployment is bouncing along historic lows at 3.7%. The consumer remains resilient and inflation is tepid. On the flip side, however, U.S. trade policy seems to be evolving, with new tariffs threatened and implemented. The markets generally dislike this type of trade turmoil and uncertainty, and the ongoing tensions between the United States and China (and other trading partners) threaten to upend global supply chains and hinder economic growth.

It's not just the stock market that has been dealing with volatility. The bond market also has experienced volatility, due largely to the U.S. Federal Reserve's (the "Fed") famous "pivot" in late 2018. Against the backdrop of rapidly falling equities in the fourth quarter of 2018, the Fed signaled that its next policy move would be to lower--not increase--short-term interest rates. This immediately altered the yield environment.

Meanwhile, the U.S. Treasury yield curve continued to flatten and, in fact, inverted--whereby shorter-term yields became higher than longer-term

================================================================================

================================================================================

yields. Such a yield-curve inversion is a worrying sign as it sometimes, but not always, portends to a recession.

Although we are not predicting a recession, we must acknowledge that risks have increased for an economic slowdown. Given that the current run in stocks is more than a decade old, it's important for investors to keep perspective that the bull market cannot continue forever. Therefore, now may be an opportune time for investors to ensure that their portfolios are well diversified and that their overall allocation is appropriate for their particular risk appetite.

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc., ("Victory Holdings"), a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). In connection with the Transaction, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019, and Victory Capital became the investment adviser to each USAA Mutual Fund. On the following pages, you will find information relating to your USAA Investments, which is now a Victory Capital Investment Franchise. If you have any questions about your investments, we encourage you to engage your financial advisor or else contact us directly at 800-235-8396 or visit usaa.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we value the opportunity to help you meet your investment goals.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            6

SHAREHOLDER VOTING RESULTS                                                    10

FINANCIAL INFORMATION

   Distributions to Shareholders                                              11

   Report of Independent Registered
     Public Accounting Firm                                                   12

   Portfolio of Investments                                                   13

   Notes to Portfolio of Investments                                          36

   Financial Statements                                                       42

   Notes to Financial Statements                                              46

   Financial Highlights                                                       66

EXPENSE EXAMPLE                                                               70

ADVISORY AGREEMENT(S)                                                         73

TRUSTEES' AND OFFICERS' INFORMATION                                           91

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY VICTORY CAPITAL MANAGEMENT INC. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Investments, A Victory Capital Investment Franchise

    JULIANNE BASS, CFA                           R. NEAL GRAVES, CFA, CPA
    KURT DAUM, JD                                JOHN SPEAR, CFA
    JAMES F. JACKSON Jr., CFA

--------------------------------------------------------------------------------

o WHAT WERE MARKET CONDITIONS DURING THE 12-MONTH REPORTING PERIOD ENDED JULY 31, 2019?

    High-yield corporate bonds earned a positive return during the reporting period, as investors favored them for the added interest income they earn.

    When the reporting period began in August 2018, high-yield securities posted gains, supported by tighter credit spreads. Interest rates rose during the first three months of the reporting period, hurting longer-duration securities, as investors anticipated continued short-term interest rate increases by the U.S. Federal Reserve (the "Fed"). These expectations changed during the fourth quarter amid worries about a potential trade war between the United States and China, uncertainty related to the United Kingdom's exit from the European Union, slowing global economic growth, a stronger U.S. dollar, and the likelihood of a U.S. government shutdown. High-yield credit spreads widened, driven by stock market volatility and a sharp drop in crude oil prices. Meanwhile, the market appeared concerned that the Fed might be raising short-term interest rates too quickly. Interest rates on maturities of six months and longer began to trend downward, pushing bond prices higher. In December 2018, the Fed hiked short-term interest rates but adopted a more dovish tone.

    In the first quarter of 2019, high-yield bond prices rebounded, as spreads narrowed and interest rates fell. The spread tightening was fueled by a strong rally in U.S. stocks, as concerns about U.S.-China

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    trade issues eased, crude oil prices increased, and corporate earnings came in stronger than expected. Fed officials left rates unchanged at their March policy meeting and said they would stop their balance sheet runoff earlier than expected. (Since October 2017, the Fed has been trimming its balance sheet by gradually decreasing the reinvestment of maturing holdings of U.S. Treasury and government-sponsored mortgage-backed securities.) These actions, along with the Fed's softer language about the U.S. economy, generally sent interest rates lower, with the market anticipating zero Fed interest rate increases in the 2019 calendar year.

    In the second quarter and through the end of the reporting period, high-yield bonds produced gains, benefiting from tighter credit spreads driven by better-than-expected corporate earnings, subdued inflation, and supportive Fed monetary policy. In June 2019, the Fed remained on hold but said a interest rate cut was possible if the economic outlook weakened. The bond market responded by pricing in an interest rate cut as soon as July. On July 31, 2019, the Fed cut short-term interest rates and said it would end its balance sheet reduction on August 1, 2019, two months earlier than previously announced.

    During the reporting period, U.S. Treasury yields fell along the curve, except those on one-month and three-month maturities, which ended the period higher than they began. Expectations about Fed monetary policy also led to an inversion in the very short end of the curve, with the 10-year U.S. Treasury yield falling below the one-month U.S. Treasury yield. The inversion occurred as the U.S. entered its tenth year of recovery from the financial crisis, with ongoing economic growth and strong employment levels.

    High-yield credit spreads widened for the reporting period as a whole. Credit spreads based on the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index began the period at 336 basis points and ended the reporting period at 371 basis points. (A basis point is 1/100th of a percentage point.)

================================================================================

2  | USAA HIGH INCOME FUND

================================================================================

     O BLOOMBERG BARCLAYS 2% ISSUER CAPPED U.S. CORPORATE HIGH YIELD INDEX O

                         Average Option Adjusted Spread

 [CHART OF BLOOMBERG BARCLAYS 2% ISSUER CAPPED U.S. CORPORATE HIGH YIELD INDEX]

                                                                 AVERAGE OPTION
DATE                                                             ADJUSTED SPREAD
 7/31/2018                                                             3.36
  8/1/2018                                                             3.33
  8/2/2018                                                             3.33
  8/3/2018                                                             3.34
  8/6/2018                                                             3.33
  8/7/2018                                                             3.26
  8/8/2018                                                             3.25
  8/9/2018                                                             3.28
 8/10/2018                                                             3.37
 8/13/2018                                                              3.2
 8/14/2018                                                             3.39
 8/15/2018                                                             3.47
 8/16/2018                                                             3.42
 8/17/2018                                                             3.41
 8/20/2018                                                             3.44
 8/21/2018                                                              3.4
 8/22/2018                                                             3.38
 8/23/2018                                                             3.38
 8/24/2018                                                             3.36
 8/27/2018                                                             3.33
 8/28/2018                                                             3.31
 8/29/2018                                                             3.31
 8/30/2018                                                             3.35
 8/31/2018                                                             3.38
  9/3/2018                                                             3.38
  9/4/2018                                                             3.35
  9/5/2018                                                             3.39
  9/6/2018                                                             3.41
  9/7/2018                                                             3.36
 9/10/2018                                                             3.35
 9/11/2018                                                              3.3
 9/12/2018                                                             3.28
 9/13/2018                                                             3.24
 9/14/2018                                                              3.2
 9/17/2018                                                             3.18
 9/18/2018                                                             3.15
 9/19/2018                                                             3.15
 9/20/2018                                                             3.16
 9/21/2018                                                             3.17
 9/24/2018                                                             3.18
 9/25/2018                                                             3.17
 9/26/2018                                                             3.18
 9/27/2018                                                             3.18
 9/28/2018                                                             3.16
 10/1/2018                                                             3.09
 10/2/2018                                                              3.1
 10/3/2018                                                             3.03
 10/4/2018                                                             3.16
 10/5/2018                                                              3.2
 10/9/2018                                                             3.31
10/10/2018                                                             3.41
10/11/2018                                                             3.48
10/12/2018                                                             3.45
10/15/2018                                                             3.41
10/16/2018                                                             3.36
10/17/2018                                                             3.36
10/18/2018                                                             3.44
10/19/2018                                                             3.43
10/22/2018                                                             3.44
10/23/2018                                                             3.57
10/24/2018                                                             3.61
10/25/2018                                                             3.64
10/26/2018                                                             3.78
10/29/2018                                                             3.77
10/30/2018                                                              3.8
10/31/2018                                                             3.72
 11/1/2018                                                             3.72
 11/2/2018                                                             3.63
 11/5/2018                                                             3.63
 11/6/2018                                                              3.6
 11/7/2018                                                              3.5
 11/8/2018                                                             3.47
 11/9/2018                                                             3.61
11/13/2018                                                             3.79
11/14/2018                                                             3.92
11/15/2018                                                             4.04
11/16/2018                                                             4.12
11/19/2018                                                             4.18
11/20/2018                                                             4.25
11/21/2018                                                             4.19
11/23/2018                                                             4.26
11/26/2018                                                             4.22
11/27/2018                                                             4.26
11/28/2018                                                              4.2
11/29/2018                                                             4.19
11/30/2018                                                             4.18
 12/3/2018                                                             4.09
 12/4/2018                                                             4.19
 12/6/2018                                                              4.4
 12/7/2018                                                              4.4
12/10/2018                                                             4.46
12/11/2018                                                             4.39
12/12/2018                                                             4.31
12/13/2018                                                              4.3
12/14/2018                                                             4.37
12/17/2018                                                             4.47
12/18/2018                                                             4.64
12/19/2018                                                             4.75
12/20/2018                                                             5.08
12/21/2018                                                             5.14
12/24/2018                                                              5.3
12/26/2018                                                              5.3
12/27/2018                                                             5.31
12/28/2018                                                             5.23
12/31/2018                                                             5.26
  1/2/2019                                                             5.27
  1/3/2019                                                             5.37
  1/4/2019                                                             4.99
  1/7/2019                                                             4.73
  1/8/2019                                                             4.57
  1/9/2019                                                             4.46
 1/10/2019                                                             4.45
 1/11/2019                                                             4.45
 1/14/2019                                                             4.52
 1/15/2019                                                             4.46
 1/16/2019                                                             4.36
 1/17/2019                                                             4.33
 1/18/2019                                                             4.22
 1/22/2019                                                             4.33
 1/23/2019                                                             4.34
 1/24/2019                                                             4.4
 1/25/2019                                                             4.29
 1/28/2019                                                             4.33
 1/29/2019                                                             4.34
 1/30/2019                                                              4.3
 1/31/2019                                                             4.23
  2/1/2019                                                             4.16
  2/4/2019                                                             4.11
  2/5/2019                                                             4.02
  2/6/2019                                                                4
  2/7/2019                                                             4.16
  2/8/2019                                                             4.22
 2/11/2019                                                             4.15
 2/12/2019                                                             4.05
 2/13/2019                                                             4.02
 2/14/2019                                                             4.07
 2/15/2019                                                             4.02
 2/19/2019                                                             4.01
 2/20/2019                                                             3.98
 2/21/2019                                                             3.94
 2/22/2019                                                             3.95
 2/25/2019                                                             3.88
 2/26/2019                                                             3.87
 2/27/2019                                                             3.83
 2/28/2019                                                             3.79
  3/1/2019                                                             3.76
  3/4/2019                                                             3.78
  3/5/2019                                                             3.81
  3/6/2019                                                             3.86
  3/7/2019                                                             3.96
  3/8/2019                                                             4.04
 3/11/2019                                                             3.99
 3/12/2019                                                             3.96
 3/13/2019                                                             3.88
 3/14/2019                                                             3.86
 3/15/2019                                                             3.88
 3/18/2019                                                             3.84
 3/19/2019                                                             3.82
 3/20/2019                                                             3.86
 3/21/2019                                                              3.8
 3/22/2019                                                             3.94
 3/25/2019                                                             4.02
 3/26/2019                                                             4.01
 3/27/2019                                                             4.02
 3/28/2019                                                             4.02
 3/29/2019                                                             3.91
  4/1/2019                                                             3.76
  4/2/2019                                                             3.77
  4/3/2019                                                             3.73
  4/4/2019                                                             3.72
  4/5/2019                                                             3.68
  4/8/2019                                                             3.66
  4/9/2019                                                             3.67
 4/10/2019                                                             3.66
 4/11/2019                                                             3.58
 4/12/2019                                                             3.49
 4/15/2019                                                              3.5
 4/16/2019                                                             3.46
 4/17/2019                                                             3.49
 4/18/2019                                                             3.54
 4/22/2019                                                             3.54
 4/23/2019                                                             3.54
 4/24/2019                                                             3.55
 4/25/2019                                                             3.56
 4/26/2019                                                             3.59
 4/29/2019                                                             3.56
 4/30/2019                                                             3.58
  5/1/2019                                                             3.53
  5/2/2019                                                             3.55
  5/3/2019                                                             3.54
  5/6/2019                                                             3.59
  5/7/2019                                                             3.68
  5/8/2019                                                             3.67
  5/9/2019                                                             3.78
 5/10/2019                                                             3.82
 5/13/2019                                                             3.99
 5/14/2019                                                             3.96
 5/15/2019                                                             4.01
 5/16/2019                                                             3.92
 5/17/2019                                                             3.93
 5/20/2019                                                             3.89
 5/21/2019                                                             3.85
 5/22/2019                                                             3.88
 5/23/2019                                                             3.98
 5/24/2019                                                             3.93
 5/28/2019                                                                4
 5/29/2019                                                             4.14
 5/30/2019                                                             4.12
 5/31/2019                                                             4.33
  6/3/2019                                                             4.43
  6/4/2019                                                             4.28
  6/5/2019                                                             4.24
  6/6/2019                                                              4.2
  6/7/2019                                                             4.07
 6/10/2019                                                             3.93
 6/11/2019                                                             3.89
 6/12/2019                                                             3.96
 6/13/2019                                                             3.95
 6/14/2019                                                             3.95
 6/17/2019                                                             3.92
 6/18/2019                                                             3.87
 6/19/2019                                                             3.84
 6/20/2019                                                             3.54
 6/21/2019                                                             3.61
 6/24/2019                                                             3.62
 6/25/2019                                                             3.78
 6/26/2019                                                             3.74
 6/27/2019                                                             3.81
 6/28/2019                                                             3.77
  7/1/2019                                                             3.67
  7/2/2019                                                             3.76
  7/3/2019                                                             3.71
  7/5/2019                                                             3.66
  7/8/2019                                                             3.68
  7/9/2019                                                             3.74
 7/10/2019                                                             3.72
 7/11/2019                                                             3.73
 7/12/2019                                                             3.71
 7/15/2019                                                             3.71
 7/16/2019                                                             3.71
 7/17/2019                                                             3.77
 7/18/2019                                                             3.86
 7/19/2019                                                             3.84
 7/22/2019                                                             3.79
 7/23/2019                                                             3.75
 7/24/2019                                                             3.72
 7/25/2019                                                             3.67
 7/26/2019                                                             3.64
 7/29/2019                                                             3.67
 7/30/2019                                                             3.71
 7/31/2019                                                             3.71

                                   [END CHART]

In this environment, high-yield bonds underperformed both the S&P 500(R) Index and 10-year U.S. Treasury securities--a departure from their historical performance. Historically, high-yield securities tend to perform between stocks and high-quality bonds, generally with less volatility, which can potentially provide long-term investors with a significant diversification advantage. During the reporting period, the S&P 500(R) Index produced a return of more than 8%, while the prices of intermediate-term U.S. Treasuries rose by double digits.

High-yield bond default expectations remained well below historical averages at the end of the reporting period. According to Fitch Ratings, the trailing 12-month U.S. high-yield default rate was 1.9% on July 31, 2019. The ratings agency also forecast an increase in energy sector defaults in the near term, led by exploration and production companies and oilfield services firms that were hurt by the 2014-2016 drop in crude oil prices.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

                        o ONE-YEAR COMPARATIVE RETURNS o

                     [CHART OF ONE-YEAR COMPARATIVE RETURNS]

                         CITI U.S.
                         TREASURY               S&P 500              USAA HIGH
                       10-YEAR INDEX             INDEX              INCOME FUND
 7/31/2018                  0.00                  0.00                  0.00
  8/1/2018                 -0.34                 -0.10                  0.00
  8/2/2018                 -0.19                  0.40                  0.00
  8/3/2018                  0.12                  0.88                  0.12
  8/6/2018                  0.27                  1.25                  0.25
  8/7/2018                 -0.04                  1.53                  0.37
  8/8/2018                  0.00                  1.51                  0.37
  8/9/2018                  0.24                  1.39                  0.37
 8/10/2018                  0.91                  0.70                  0.25
 8/13/2018                  0.76                  0.30                  0.12
 8/14/2018                  0.61                  0.95                  0.12
 8/15/2018                  0.99                  0.20                  0.00
 8/16/2018                  0.81                  1.02                  0.12
 8/17/2018                  0.82                  1.36                  0.12
 8/20/2018                  1.26                  1.61                  0.25
 8/21/2018                  1.09                  1.83                  0.37
 8/22/2018                  1.27                  1.79                  0.37
 8/23/2018                  1.32                  1.62                  0.37
 8/24/2018                  1.26                  2.26                  0.50
  8/6/2018                  0.27                  1.25                  0.25
  8/7/2018                 -0.04                  1.53                  0.37
  8/8/2018                  0.00                  1.51                  0.37
  8/9/2018                  0.24                  1.39                  0.37
 8/10/2018                  0.91                  0.70                  0.25
 8/13/2018                  0.76                  0.30                  0.12
 8/14/2018                  0.61                  0.95                  0.12
 8/15/2018                  0.99                  0.20                  0.00
 8/16/2018                  0.81                  1.02                  0.12
 8/17/2018                  0.82                  1.36                  0.12
 8/20/2018                  1.26                  1.61                  0.25
 8/21/2018                  1.09                  1.83                  0.37
 8/22/2018                  1.27                  1.79                  0.37
 8/23/2018                  1.32                  1.62                  0.37
 8/24/2018                  1.26                  2.26                  0.50
 8/27/2018                  1.11                  3.05                  0.50
 8/28/2018                  0.81                  3.08                  0.50
 8/29/2018                  0.84                  3.68                  0.52
 8/30/2018                  1.04                  3.23                  0.52
 8/31/2018                  1.11                  3.26                  0.52
  9/3/2018                  1.13                  3.26                  0.52
  9/4/2018                  0.70                  3.10                  0.39
  9/5/2018                  0.71                  2.81                  0.39
  9/6/2018                  0.94                  2.46                  0.39
  9/7/2018                  0.38                  2.25                  0.26
 9/10/2018                  0.45                  2.44                  0.26
 9/11/2018                  0.10                  2.83                  0.39
 9/12/2018                  0.24                  2.87                  0.52
 9/13/2018                  0.25                  3.44                  0.64
 9/14/2018                 -0.01                  3.48                  0.64
 9/17/2018                 -0.05                  2.91                  0.64
 9/18/2018                 -0.42                  3.46                  0.77
 9/19/2018                 -0.72                  3.59                  0.64
 9/20/2018                 -0.65                  4.41                  0.77
 9/21/2018                 -0.57                  4.37                  0.89
 9/24/2018                 -0.62                  4.01                  0.77
 9/25/2018                 -0.82                  3.88                  0.77
 9/26/2018                 -0.48                  3.54                  0.81
 9/27/2018                 -0.41                  3.84                  0.94
 9/28/2018                 -0.39                  3.85                  0.94
 10/1/2018                 -0.59                  4.22                  1.07
 10/2/2018                 -0.39                  4.19                  1.19
 10/3/2018                 -1.24                  4.26                  1.19
 10/4/2018                 -1.53                  3.43                  0.69
 10/5/2018                 -1.78                  2.86                  0.56
 10/8/2018                 -1.76                  2.82                  0.56
 10/9/2018                 -1.61                  2.71                  0.44
10/10/2018                 -1.72                 -0.67                  0.06
10/11/2018                 -0.94                 -2.71                 -0.07
10/12/2018                 -1.00                 -1.32                  0.06
10/15/2018                 -1.16                 -1.90                  0.18
10/16/2018                 -1.09                  0.21                  0.31
10/17/2018                 -1.29                  0.19                  0.31
10/18/2018                 -1.25                 -1.24                  0.06
10/19/2018                 -1.45                 -1.27                 -0.07
10/22/2018                 -1.38                 -1.70                 -0.07
10/23/2018                 -1.13                 -2.30                 -0.45
10/24/2018                 -0.78                 -5.25                 -0.45
10/25/2018                 -0.87                 -3.49                 -0.57
10/26/2018                 -0.35                 -5.16                 -0.82
10/29/2018                 -0.41                 -5.78                 -0.78
10/30/2018                 -0.59                 -4.29                 -1.04
10/31/2018                 -0.99                 -3.25                 -0.91
 11/1/2018                 -0.86                 -2.23                 -0.78
 11/2/2018                 -1.45                 -2.84                 -0.66
 11/5/2018                 -1.31                 -2.29                 -0.66
 11/6/2018                 -1.40                 -1.67                 -0.53
 11/7/2018                 -1.42                  0.42                 -0.28
 11/8/2018                 -1.55                  0.22                 -0.28
 11/9/2018                 -1.21                 -0.69                 -0.66
11/12/2018                 -1.19                 -2.64                 -0.66
11/13/2018                 -0.83                 -2.79                 -1.16
11/14/2018                 -0.61                 -3.50                 -1.42
11/15/2018                 -0.59                 -2.44                 -1.80
11/16/2018                 -0.22                 -2.22                 -1.80
11/19/2018                 -0.05                 -3.84                 -2.05
11/20/2018                  0.02                 -5.58                 -2.43
11/21/2018                 -0.07                 -5.29                 -2.18
11/22/2018                 -0.06                 -5.29                 -2.18
11/23/2018                  0.01                 -5.90                 -2.30
11/26/2018                 -0.11                 -4.43                 -2.18
11/27/2018                  0.02                 -4.12                 -2.43
11/28/2018                  0.13                 -1.91                 -2.07
11/29/2018                  0.23                 -2.10                 -1.95
11/30/2018                  0.43                 -1.28                 -1.95
 12/3/2018                  0.64                 -0.20                 -1.57
 12/4/2018                  1.24                 -3.43                 -1.82
 12/5/2018                  1.24                 -3.43                 -1.82
 12/6/2018                  1.66                 -3.54                 -2.46
 12/7/2018                  1.88                 -5.78                 -2.46
12/10/2018                  1.86                 -5.61                 -2.71
12/11/2018                  1.65                 -5.64                 -2.58
12/12/2018                  1.44                 -5.13                 -2.33
12/13/2018                  1.41                 -5.13                 -2.46
12/14/2018                  1.60                 -6.93                 -2.59
12/17/2018                  1.91                 -8.86                 -2.98
12/18/2018                  2.22                 -8.84                 -3.36
12/19/2018                  2.62                -10.24                 -3.62
12/20/2018                  2.52                -11.65                 -4.64
12/21/2018                  2.50                -13.47                 -5.03
12/24/2018                  2.87                -15.81                 -5.28
12/26/2018                  2.50                -11.63                 -5.28
12/27/2018                  2.97                -10.87                 -5.16
12/28/2018                  3.03                -10.97                 -4.77
12/31/2018                  3.45                -10.20                 -4.64
  1/2/2019                  3.74                -10.08                 -4.52
  1/3/2019                  4.69                -12.29                 -4.39
  1/4/2019                  3.77                 -9.28                 -3.36
  1/7/2019                  3.59                 -8.64                 -2.72
  1/8/2019                  3.31                 -7.75                 -2.21
  1/9/2019                  3.21                 -7.34                 -1.82
 1/10/2019                  3.18                 -6.93                 -1.82
 1/11/2019                  3.47                 -6.94                 -1.70
 1/14/2019                  3.40                 -7.42                 -1.82
 1/15/2019                  3.43                 -6.42                 -1.70
 1/16/2019                  3.25                 -6.21                 -1.31
 1/17/2019                  3.10                 -5.49                 -1.31
 1/18/2019                  2.80                 -4.24                 -0.80
 1/21/2019                  2.83                 -4.24                 -0.80
 1/22/2019                  3.27                 -5.59                 -1.06
 1/23/2019                  3.08                 -5.39                 -1.06
 1/24/2019                  3.46                 -5.25                 -1.18
 1/25/2019                  3.13                 -4.45                 -0.93
 1/28/2019                  3.23                 -5.20                 -1.18
 1/29/2019                  3.50                 -5.33                 -1.04
 1/30/2019                  3.65                 -3.85                 -0.78
 1/31/2019                  4.19                 -3.00                 -0.27
  2/1/2019                  3.70                 -2.90                 -0.14
  2/4/2019                  3.44                 -2.24                 -0.01
  2/5/2019                  3.62                 -1.78                  0.37
  2/6/2019                  3.66                 -1.99                  0.37
  2/7/2019                  4.09                 -2.89                 -0.01
  2/8/2019                  4.27                 -2.80                 -0.01
 2/11/2019                  4.03                 -2.73                 -0.01
 2/12/2019                  3.84                 -1.46                  0.37
 2/13/2019                  3.66                 -1.16                  0.37
 2/14/2019                  4.07                 -1.39                  0.37
 2/15/2019                  4.02                 -0.31                  0.63
 2/18/2019                  4.05                 -0.31                  0.63
 2/19/2019                  4.21                 -0.15                  0.50
 2/20/2019                  4.16                  0.05                  0.76
 2/21/2019                  3.85                 -0.30                  0.63
 2/22/2019                  4.14                  0.35                  0.76
 2/25/2019                  4.01                  0.48                  1.02
 2/26/2019                  4.33                  0.41                  1.11
 2/27/2019                  3.84                  0.37                  1.24
 2/28/2019                  3.70                  0.11                  1.24
  3/1/2019                  3.31                  0.81                  1.37
  3/4/2019                  3.63                  0.42                  1.37
  3/5/2019                  3.64                  0.31                  1.24
  3/6/2019                  3.92                 -0.34                  1.24
  3/7/2019                  4.43                 -1.13                  0.99
  3/8/2019                  4.54                 -1.33                  0.86
 3/11/2019                  4.42                  0.12                  1.11
 3/12/2019                  4.75                  0.42                  1.24
 3/13/2019                  4.71                  1.12                  1.50
 3/14/2019                  4.54                  1.07                  1.63
 3/15/2019                  4.89                  1.58                  1.76
 3/18/2019                  4.83                  1.95                  1.76
 3/19/2019                  4.74                  1.94                  1.89
 3/20/2019                  5.43                  1.65                  1.89
 3/21/2019                  5.42                  2.76                  2.02
 3/22/2019                  6.20                  0.82                  1.89
 3/25/2019                  6.56                  0.74                  1.76
 3/26/2019                  6.62                  1.46                  2.02
 3/27/2019                  7.00                  0.99                  1.99
 3/28/2019                  6.84                  1.37                  1.99
 3/29/2019                  6.64                  2.06                  2.25
  4/1/2019                  5.88                  3.24                  2.51
  4/2/2019                  6.05                  3.25                  2.64
  4/3/2019                  5.72                  3.47                  2.77
  4/4/2019                  5.79                  3.71                  2.77
  4/5/2019                  5.89                  4.19                  2.90
  4/8/2019                  5.74                  4.30                  3.03
  4/9/2019                  5.92                  3.70                  3.03
 4/10/2019                  6.13                  4.07                  3.16
 4/11/2019                  5.89                  4.07                  3.29
 4/12/2019                  5.39                  4.77                  3.42
 4/15/2019                  5.48                  4.71                  3.42
 4/16/2019                  5.11                  4.76                  3.55
 4/17/2019                  5.14                  4.53                  3.42
 4/18/2019                  5.45                  4.70                  3.42
 4/19/2019                  5.46                  4.70                  3.42
 4/22/2019                  5.19                  4.81                  3.42
 4/23/2019                  5.38                  5.74                  3.55
 4/24/2019                  5.83                  5.51                  3.68
 4/25/2019                  5.72                  5.47                  3.55
 4/26/2019                  6.00                  5.97                  3.66
 4/29/2019                  5.73                  6.09                  3.66
 4/30/2019                  6.00                  6.19                  3.79
  5/1/2019                  5.98                  5.39                  3.66
  5/2/2019                  5.61                  5.17                  3.53
  5/3/2019                  5.81                  6.20                  3.66
  5/6/2019                  6.11                  5.73                  3.53
  5/7/2019                  6.59                  3.99                  3.39
  5/8/2019                  6.29                  3.82                  3.39
  5/9/2019                  6.53                  3.55                  3.13
 5/10/2019                  6.55                  3.97                  3.13
 5/15/2019                  7.03                  1.46                  2.61
 5/14/2019                  6.89                  2.29                  2.74
 5/15/2019                  7.27                  2.90                  2.74
 5/16/2019                  7.02                  3.85                  3.00
 5/17/2019                  7.16                  3.25                  3.00
 5/20/2019                  6.97                  2.56                  2.87
 5/21/2019                  6.89                  3.43                  3.13
 5/22/2019                  7.20                  3.14                  3.00
 5/23/2019                  8.08                  1.93                  2.61
 5/24/2019                  7.78                  2.08                  2.74
 5/27/2019                  7.80                  2.08                  2.74
 5/28/2019                  8.38                  1.22                  2.74
 5/29/2019                  8.68                  0.53                  2.35
 5/30/2019                  8.77                  0.75                  2.48
 5/31/2019                  9.56                 -0.56                  2.09
  6/3/2019                 10.17                 -0.83                  2.09
  6/4/2019                  9.79                  1.30                  2.61
  6/5/2019                  9.78                  2.14                  2.87
  6/6/2019                  9.79                  2.79                  2.87
  6/7/2019                 10.16                  3.88                  3.27
 6/10/2019                  9.63                  4.37                  3.40
 6/11/2019                  9.66                  4.33                  3.53
 6/12/2019                  9.78                  4.12                  3.40
 6/13/2019                 10.14                  4.58                  3.40
 6/14/2019                 10.11                  4.43                  3.40
 6/17/2019                 10.22                  4.52                  3.40
 6/18/2019                 10.49                  5.54                  3.79
 6/19/2019                 10.80                  5.86                  3.92
 6/20/2019                 11.06                  6.87                  4.45
 6/21/2019                 10.43                  6.74                  4.58
 6/24/2019                 10.90                  6.56                  4.58
 6/25/2019                 11.18                  5.55                  4.32
 6/26/2019                 10.63                  5.42                  4.29
 6/27/2019                 11.06                  5.84                  4.29
 6/28/2019                 11.13                  6.45                  4.56
  7/1/2019                 10.82                  7.27                  4.42
  7/2/2019                 11.36                  7.59                  4.56
  7/3/2019                 11.58                  8.44                  4.69
  7/4/2019                 11.59                  8.44                  4.69
  7/5/2019                 10.73                  8.25                  4.69
  7/8/2019                 10.85                  7.73                  4.56
  7/9/2019                 10.64                  7.90                  4.42
 7/10/2019                 10.59                  8.38                  4.56
 7/11/2019                 10.03                  8.63                  4.56
 7/12/2019                 10.17                  9.14                  4.56
 7/15/2019                 10.33                  9.16                  4.56
 7/16/2019                 10.07                  8.79                  4.56
 7/17/2019                 10.64                  8.09                  4.42
 7/18/2019                 10.85                  8.48                  4.29
 7/19/2019                 10.76                  7.82                  4.29
 7/22/2019                 10.84                  8.13                  4.29
 7/23/2019                 10.55                  8.87                  4.42
 7/24/2019                 10.79                  9.38                  4.69
 7/25/2019                 10.56                  8.81                  4.69
 7/26/2019                 10.50                  9.61                  4.82
 7/29/2019                 10.78                  9.44                  4.85
 7/30/2019                 10.72                  9.17                  4.72
 7/31/2019                 11.11                  7.98                  4.85

                                   [END CHART]

          Source: Bloomberg L.P.

o HOW DID THE USAA HIGH INCOME FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. For the reporting period ended July 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares had total returns of 4.85%, 4.94%, 4.69%, and 4.95%, respectively. This compares to returns of 6.91% for the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index (the "Index") and 6.26% for the Lipper High Yield Bond Funds Index. At the same time, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares provided a one-year dividend yield of 5.95%, 6.03%, 5.80%, and 6.17%, respectively, compared to 5.32% for the Lipper High Yield Bond Funds Index Average.

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

4  | USAA HIGH INCOME FUND

================================================================================

    Victory Capital Management Inc. (the "Manager" or "Victory Capital") is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    The Fund produced a positive total return during the reporting period but underperformed the Index. Although the portfolio benefited from the income generated by its holdings, it was hurt by a drop in bond prices during the reporting period.

    Relative to the Index, selection of high-yield corporate bonds detracted from performance. In particular, the Fund was hampered by its investments in the communications sector, especially its positioning in wireline telecommunications. Holdings of bank loans and stocks also diminished relative returns. On the positive side, the Fund was helped by its positioning in exploration and production names within the energy sector. An allocation to investment-grade bonds, which outpaced high-yield bonds during the reporting period, added further to relative performance.

    During the reporting period, we continued to build the portfolio bond by bond, looking for relative value opportunities within the high-yield bond market while continuing to maintain a diversified, liquid portfolio. We seek ideas where our fundamental understanding of the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually, rather than on the basis of thematic trends. Our analysts continued to analyze and monitor every holding in the portfolio.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/19 o

------------------------------------------------------------------------------------------------------------
                                                                                   SINCE             DATE
                                          1 YEAR      5 YEAR      10 YEAR        INCEPTION*        INCEPTION
------------------------------------------------------------------------------------------------------------
Fund Shares                                4.85%       3.70%       8.35%             -                 -
Institutional Shares                       4.94%       3.77%       8.50%             -                 -
Adviser Shares                             4.69%       3.47%          -           6.30%              8/01/10
R6 Shares                                  4.95%          -           -           5.83%             12/01/16
Bloomberg Barclays
  U.S. High Yield 2%
  Issuer Capped Bond
  Index** (reflects no
  deduction for fees,
  expenses, or taxes)                      6.91%       5.11%       8.64%             -                 -
Lipper High Yield Bond
  Funds Index***
  (reflects no deduction
  for taxes)                               6.26%       4.34%       7.88%             -                 -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index is an index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%.

***The unmanaged Lipper High Yield Bond Funds Index tracks the total return performance of the funds within the Lipper High Yield Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA HIGH INCOME FUND

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                            BLOOMBERG BARCLAYS                   USAA HIGH                  LIPPER HIGH
                            U.S. HIGH YIELD 2%                     INCOME                    YIELD BOND
                          ISSUER CAPPED BOND INDEX               FUND SHARES                 FUNDS INDEX
 7/31/2009                       $10,000.00                      $10,000.00                   $10,000.00
 8/31/2009                        10,192.13                       10,275.00                    10,167.52
 9/30/2009                        10,774.06                       10,891.00                    10,699.11
10/31/2009                        10,969.44                       11,142.00                    10,856.95
11/30/2009                        11,077.05                       11,288.00                    10,995.31
12/31/2009                        11,440.18                       11,582.00                    11,324.61
 1/31/2010                        11,589.73                       11,846.00                    11,468.13
 2/28/2010                        11,604.68                       11,897.00                    11,485.43
 3/31/2010                        11,956.44                       12,315.00                    11,850.46
 4/30/2010                        12,241.55                       12,621.00                    12,108.10
 5/31/2010                        11,803.32                       12,112.00                    11,659.89
 6/30/2010                        11,948.96                       12,232.00                    11,752.39
 7/31/2010                        12,368.99                       12,615.00                    12,172.29
 8/31/2010                        12,372.89                       12,666.00                    12,165.00
 9/30/2010                        12,738.95                       13,032.00                    12,535.42
10/31/2010                        13,064.69                       13,378.00                    12,883.85
11/30/2010                        12,915.47                       13,300.00                    12,754.13
12/31/2010                        13,148.89                       13,567.00                    13,013.19
 1/31/2011                        13,439.53                       13,828.00                    13,284.92
 2/28/2011                        13,616.38                       14,100.00                    13,498.97
 3/31/2011                        13,660.92                       14,181.00                    13,526.73
 4/30/2011                        13,871.91                       14,441.00                    13,738.93
 5/31/2011                        13,939.86                       14,515.00                    13,769.27
 6/30/2011                        13,804.29                       14,313.00                    13,616.50
 7/31/2011                        13,963.59                       14,417.00                    13,729.58
 8/31/2011                        13,402.47                       13,759.00                    13,112.48
 9/30/2011                        12,961.64                       13,298.00                    12,649.11
10/31/2011                        13,739.60                       13,865.00                    13,386.52
11/30/2011                        13,443.11                       13,611.00                    13,085.01
12/31/2011                        13,801.37                       13,909.00                    13,384.04
 1/31/2012                        14,220.09                       14,320.00                    13,829.56
 2/29/2012                        14,558.19                       14,651.00                    14,149.43
 3/31/2012                        14,539.66                       14,716.00                    14,152.20
 4/30/2012                        14,689.21                       14,814.00                    14,277.94
 5/31/2012                        14,493.50                       14,605.00                    14,045.62
 6/30/2012                        14,799.41                       14,844.00                    14,309.49
 7/31/2012                        15,080.95                       15,137.00                    14,571.33
 8/31/2012                        15,257.48                       15,406.00                    14,755.72
 9/30/2012                        15,469.77                       15,645.00                    14,959.98
10/31/2012                        15,605.98                       15,879.00                    15,089.07
11/30/2012                        15,730.82                       15,930.00                    15,209.83
12/31/2012                        15,978.54                       16,209.00                    15,450.25
 1/31/2013                        16,192.78                       16,521.00                    15,674.53
 2/28/2013                        16,275.03                       16,662.00                    15,757.17
 3/31/2013                        16,440.83                       16,872.00                    15,921.68
 4/30/2013                        16,737.97                       17,161.00                    16,221.17
 5/31/2013                        16,641.09                       17,169.00                    16,129.56
 6/30/2013                        16,204.81                       16,730.00                    15,709.62
 7/31/2013                        16,511.70                       17,013.00                    16,018.14
 8/31/2013                        16,411.57                       16,887.00                    15,904.40
 9/30/2013                        16,574.45                       17,028.00                    16,073.59
10/31/2013                        16,988.62                       17,392.00                    16,462.06
11/30/2013                        17,074.45                       17,472.00                    16,530.49
12/31/2013                        17,167.10                       17,582.00                    16,629.84
 1/31/2014                        17,287.39                       17,778.00                    16,734.01
 2/28/2014                        17,636.22                       18,086.00                    17,063.26
 3/31/2014                        17,678.15                       18,193.00                    17,112.74
 4/30/2014                        17,789.99                       18,347.00                    17,198.61
 5/31/2014                        17,952.86                       18,547.00                    17,358.91
 6/30/2014                        18,103.38                       18,739.00                    17,506.93
 7/31/2014                        17,862.81                       18,603.00                    17,280.78
 8/31/2014                        18,146.62                       18,785.00                    17,510.80
 9/30/2014                        17,766.25                       18,515.00                    17,173.52
10/31/2014                        17,976.92                       18,605.00                    17,363.14
11/30/2014                        17,846.88                       18,531.00                    17,260.13
12/31/2014                        17,589.08                       18,203.00                    17,001.78
 1/31/2015                        17,704.81                       18,248.00                    17,094.28
 2/28/2015                        18,131.34                       18,546.00                    17,491.29
 3/31/2015                        18,032.18                       18,436.00                    17,421.55
 4/30/2015                        18,250.33                       18,635.00                    17,625.47
 5/31/2015                        18,305.59                       18,644.00                    17,699.81
 6/30/2015                        18,033.49                       18,348.00                    17,439.05
 7/31/2015                        17,928.80                       18,153.00                    17,379.06
 8/31/2015                        17,614.76                       17,766.00                    17,072.18
 9/30/2015                        17,162.22                       17,370.00                    16,613.30
10/31/2015                        17,632.64                       17,681.00                    17,007.38
11/30/2015                        17,243.50                       17,249.00                    16,621.98
12/31/2015                        16,809.17                       16,644.00                    16,174.80
 1/31/2016                        16,539.01                       16,291.00                    15,896.66
 2/29/2016                        16,633.62                       16,428.00                    15,916.13
 3/31/2016                        17,372.89                       17,089.00                    16,520.10
 4/30/2016                        18,052.99                       17,763.00                    17,045.99
 5/31/2016                        18,164.50                       17,914.00                    17,153.37
 6/30/2016                        18,331.92                       18,197.00                    17,275.93
 7/31/2016                        18,827.37                       18,688.00                    17,698.27
 8/31/2016                        19,221.39                       19,118.00                    18,069.78
 9/30/2016                        19,349.48                       19,288.00                    18,183.07
10/31/2016                        19,424.25                       19,356.00                    18,230.28
11/30/2016                        19,331.92                       19,260.00                    18,194.42
12/31/2016                        19,688.56                       19,626.00                    18,526.71
 1/31/2017                        19,974.32                       19,908.00                    18,806.89
 2/28/2017                        20,264.95                       20,222.00                    19,075.34
 3/31/2017                        20,219.77                       20,183.00                    19,039.40
 4/30/2017                        20,452.86                       20,299.00                    19,244.24
 5/31/2017                        20,630.36                       20,513.00                    19,409.37
 6/30/2017                        20,658.32                       20,496.00                    19,400.39
 7/31/2017                        20,887.52                       20,730.00                    19,641.85
 8/31/2017                        20,879.06                       20,679.00                    19,636.67
 9/30/2017                        21,066.32                       20,832.00                    19,801.25
10/31/2017                        21,155.72                       20,904.00                    19,888.02
11/30/2017                        21,102.08                       20,855.00                    19,849.32
12/31/2017                        21,165.80                       21,033.00                    19,922.37
 1/31/2018                        21,292.59                       21,210.00                    20,080.98
 2/28/2018                        21,111.83                       21,031.00                    19,876.77
 3/31/2018                        20,984.40                       20,903.00                    19,753.81
 4/30/2018                        21,120.61                       21,004.00                    19,857.81
 5/31/2018                        21,115.08                       21,004.00                    19,849.82
 6/30/2018                        21,199.61                       21,075.00                    19,893.56
 7/31/2018                        21,431.08                       21,280.00                    20,110.94
 8/31/2018                        21,589.08                       21,390.00                    20,233.71
 9/30/2018                        21,709.36                       21,480.00                    20,336.40
10/31/2018                        21,362.16                       21,087.00                    19,994.14
11/30/2018                        21,178.48                       20,866.00                    19,796.41
12/31/2018                        20,724.64                       20,292.00                    19,329.38
 1/31/2019                        21,661.25                       21,223.00                    20,193.72
 2/28/2019                        22,021.46                       21,545.00                    20,522.01
 3/31/2019                        22,228.87                       21,760.00                    20,687.06
 4/30/2019                        22,544.86                       22,086.00                    21,016.05
 5/31/2019                        22,276.98                       21,724.00                    20,805.04
 6/30/2019                        22,784.46                       22,249.00                    21,265.75
 7/31/2019                        22,912.87                       22,313.00                    21,369.04

                                   [END CHART]

                       Data from 7/31/09 through 7/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund Shares to the benchmarks listed above (see page 6 for benchmark definitions)

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o TOP 10 HOLDINGS - 7/31/19 o
                              (% of Net Assets)

iShares iBoxx High Yield Corporate
  Bond ETF ................................................................ 3.3%
SPDR Bloomberg Barclays High
  Yield Bond ETF .......................................................... 2.9%
NuStar Logistics, LP, 9.04% ............................................... 1.4%
HCA, Inc., 5.63%, 9/01/2028 ............................................... 1.3%
Sprint Corp., 7.63&, 2/15/2025 ............................................ 1.0%
Sprint Corp.,7.63%, 3/01/2026 ............................................. 1.0%
Dairy Farmers of America, Inc.,
  cumulative redeemable, 7.88% ............................................ 0.9%
Bausch Health Cos, Inc., 7.25%, 5/30/2029 ................................. 0.9%
Bombardier, Inc., 7.50%, 3/15/2025 ........................................ 0.8%
Bausch Health Cos, Inc., 6.13%, 4/15/2025 ................................. 0.7%

    Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

8  | USAA HIGH INCOME FUND

================================================================================

                        o SECTOR ALLOCATION* - 7/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

CONSUMER, NON-CYCLICAL                                                     16.1%
ENERGY                                                                     15.7%
COMMUNICATIONS                                                             15.0%
FINANCIALS                                                                 11.7%
CONSUMER, CYCLICAL                                                          9.8%
INDUSTRIAL                                                                  6.4%
BASIC MATERIALS                                                             6.3%
UTILITIES                                                                   3.3%
TECHNOLOGY                                                                  1.7%
MUNICIPAL OBLIGATIONS                                                       0.7%
GOVERNMENT                                                                  0.5%
MORTGAGE SECURITIES                                                         0.3%

                                   [END CHART]

*Does not include ETF's, money market instruments and short term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust ("Trust"). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"), an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby USAA Asset Management Company ("AMCO") was acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital.

                        NUMBER OF SHARES VOTING
----------------------------------------------------------------------------
    FOR                           AGAINST                           ABSTAIN
----------------------------------------------------------------------------
181,277,136                     10,868,387                         4,583,498

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested person" as defined in the Investment Company Act of 1940, as amended (1940 Act) ("Interested Trustee"); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                      NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                         FOR                         VOTES WITHHELD
--------------------------------------------------------------------------------
David C. Brown              8,299,565,565                     820,887,736
John C. Walters             8,317,935,885                     802,517,416

================================================================================

10  | USAA HIGH INCOME FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2019:

 DIVIDEND RECEIVED
DEDUCTION (CORPORATE                       QUALIFIED INTEREST
  SHAREHOLDERS)(1)                               INCOME
-------------------------------------------------------------
     4.21%                                    $105,449,000
-------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended July 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA HIGH INCOME FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA High Income Fund (the "Fund") (one of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the USAA Mutual Funds Trust) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 20, 2019

================================================================================

12  | USAA HIGH INCOME FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2019

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              BONDS (80.1%)

              BANK LOANS (4.0%)(a)

              BASIC MATERIALS (0.1%)
              ----------------------
              PACKAGING & CONTAINERS (0.1%)
$     1,500   Pregis Corp.(b)                                              -%(c)      7/23/2026    $    1,497
                                                                                                   ----------
              COMMUNICATIONS (0.6%)
              ---------------------
              ADVERTISING (0.2%)
      5,000   Advantage Sales & Marketing, Inc.
                (3 mo. LIBOR + 6.50%)                                   8.83          7/25/2022         4,003
                                                                                                   ----------
              MEDIA (0.2%)
      2,903   Cengage Learning Acquisitions, Inc.
                (1 mo. LIBOR + 4.25%)                                   6.48          6/07/2023         2,793
      1,725   iHeartCommunications, Inc. (3 mo. LIBOR + 4.00%)          6.58          5/01/2026         1,736
                                                                                                   ----------
                                                                                                        4,529
                                                                                                   ----------
              TELECOMMUNICATIONS (0.2%)
      2,955   Avaya Holdings Corp. (1 mo. LIBOR + 4.25%)                6.58         12/22/2024         2,840
      1,000   Intelsat Jackson Holdings S.A.                            6.63          1/02/2024         1,010
                                                                                                   ----------
                                                                                                        3,850
                                                                                                   ----------
              Total Communications                                                                     12,382
                                                                                                   ----------
              CONSUMER, CYCLICAL (1.3%)
              -------------------------
              RETAIL (1.3%)
      6,439   Academy, Ltd. (1 mo. LIBOR + 4.00%)                       6.40          7/01/2022         4,486
      3,342   Academy, Ltd. (1 mo. LIBOR + 4.00%)                       6.39          7/02/2022         2,329
      4,987   Bass Pro Group, LLC (1 mo. LIBOR + 5.00%)                 7.23          9/25/2024         4,711
      7,001   Neiman Marcus Group Ltd., LLC
                (1 mo. LIBOR + 3.25%)                                   8.88          8/06/2019         6,002
      3,000   NPC International, Inc. (2 mo. LIBOR + 7.50%)             9.82          4/18/2025         1,690
      2,985   P.F. Chang's China Bistro Inc.
                (6 mo. LIBOR + 6.50%)                                   8.70          3/01/2026         2,854
          8   P.F. Chang's China Bistro Inc. (3 mo. LIBOR + 6.50%)      8.83          3/01/2026             7
      1,637   Petsmart, Inc. (3 mo. LIBOR + 4.25%)                      6.38          3/11/2022         1,606
     11,048   Serta Simmons Bedding, LLC
                (1 mo. LIBOR + 8.00%)                                  10.31         11/08/2024         4,963
                                                                                                   ----------
              Total Consumer, Cyclical                                                                 28,648
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              CONSUMER, NON-CYCLICAL (0.7%)
              -----------------------------
              COMMERCIAL SERVICES (0.3%)
$     2,444   Constellis Holdings, LLC (3 mo. LIBOR + 5.00%)             7.26%        4/21/2024    $    1,833
          6   Constellis Holdings, LLC (2 mo. LIBOR + 5.00%)             7.26         4/21/2024             5
      2,500   Constellis Holdings, LLC (3 mo. LIBOR + 9.00%)            11.26         4/21/2025         1,662
      2,992   Team Health Holdings, Inc. (1 mo. LIBOR + 2.75%)           4.98         2/06/2024         2,613
                                                                                                   ----------
                                                                                                        6,113
                                                                                                   ----------
              HEALTHCARE-SERVICES (0.4%)
      4,975   Envision Healthcare Corp. (1 mo. LIBOR + 3.75%)            5.98        10/10/2025         4,265
      4,500   Wink Holdco, Inc. (1 mo. LIBOR + 6.75%)                    8.99        12/01/2025         4,478
                                                                                                   ----------
                                                                                                        8,743
                                                                                                   ----------
              Total Consumer, Non-cyclical                                                             14,856
                                                                                                   ----------
              ENERGY (0.4%)
              -------------
              OIL & GAS (0.2%)
      2,000   California Resources Corp. (1 mo. LIBOR + 4.75%)           6.99        12/31/2022         1,903
      2,394   Citgo Petroleum Corp. (3 mo. LIBOR + 5.00%)                7.32         3/28/2024         2,396
      4,087   Quicksilver Resources, Inc.(d),(e),(f)                        -         6/21/2019             6
                                                                                                   ----------
                                                                                                        4,305
                                                                                                   ----------
              PIPELINES (0.2%)
      4,975   Lucid Energy Group II, LLC (1 mo. LIBOR + 3.00%)           5.23         2/18/2025         4,788
                                                                                                   ----------
              Total Energy                                                                              9,093
                                                                                                   ----------
              FINANCIAL (0.2%)
              ----------------
              INVESTMENT COMPANIES (0.2%)
      2,989   Getty Images, Inc. (1 mo. LIBOR + 4.50%)                   6.75         2/19/2026         2,979
                                                                                                   ----------
              INDUSTRIAL (0.4%)
              -----------------
              ENGINEERING & CONSTRUCTION (0.1%)
      3,000   Waterbridge Midstream Operating, LLC(b)                       -(c)      6/21/2026         2,929
                                                                                                   ----------
              TRANSPORTATION (0.3%)
      5,583   YRC Worldwide, Inc. (3 mo. LIBOR + 8.50%)                 10.76         7/26/2022         5,493
                                                                                                   ----------
              Total Industrial                                                                          8,422
                                                                                                   ----------
              TECHNOLOGY (0.3%)
              -----------------
              SOFTWARE (0.3%)
      1,000   Kronos, Inc. (3 mo. LIBOR + 8.25%)                        10.83        11/01/2024         1,031
      5,000   Mitchell International, Inc. (1 mo. LIBOR + 7.25%)         9.48        12/01/2025         4,687
      1,343   Veritas Bermuda Ltd. (1 mo. LIBOR + 4.50%)                 6.73         1/27/2023         1,259
        266   Veritas Bermuda Ltd. (3 mo. LIBOR 4.50%)                   6.83         1/27/2023           250
                                                                                                   ----------
              Total Technology                                                                          7,227
                                                                                                   ----------
              Total Bank Loans (cost: $100,710)                                                        85,104
                                                                                                   ----------

================================================================================

14  | USAA HIGH INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

              MORTGAGE SECURITIES (0.1%)
              --------------------------
              WHOLE LOAN COLLATERAL CMO (0.1%)
$     2,247   CHL Mortgage Pass-Through Trust
                (1 mo. LIBOR + 0.96%)                                   3.23%(g)      2/25/2035    $      465
        967   Wells Fargo Mortgage Backed Securities Trust              5.16(h)       4/25/2035           967
                                                                                                   ----------
              Total Mortgage Securities                                                                 1,432
                                                                                                   ----------
              Total Collateralized Mortgage Obligations (cost: $2,091)                                  1,432
                                                                                                   ----------

              COMMERCIAL MORTGAGE SECURITIES (0.2%)

              MORTGAGE SECURITIES (0.2%)
              --------------------------
              COMMERCIAL MBS (0.2%)
        163   Banc of America Commercial Mortgage Trust                 6.57(h)       2/10/2051           167
      5,000   Bear Stearns Commercial Mortgage Securities Trust         5.46(h)       1/12/2045         4,375
        585   Citigroup Commercial Mortgage Trust                       7.04(h)      12/10/2049           309
         65   Credit Suisse Commercial Mortgage Trust
                (1 mo. LIBOR + 0.19%)                                   2.50(g)       2/15/2040            64
         94   Credit Suisse First Boston Securities Corp.(i)            1.91(h)       5/17/2040             2
                                                                                                   ----------
              Total Mortgage Securities                                                                 4,917
                                                                                                   ----------
              Total Commercial Mortgage Securities (cost: $5,916)                                       4,917
                                                                                                   ----------

              CORPORATE OBLIGATIONS (57.7%)

              BASIC MATERIALS (3.1%)
              ----------------------
              CHEMICALS (0.9%)
      6,000   CF Industries, Inc.                                       5.15          3/15/2034         5,923
      3,000   Kraton Polymers, LLC / Kraton Polymers
                Capital Corp.(j)                                        7.00          4/15/2025         3,074
      5,000   Olin Corp.                                                5.00          2/01/2030         4,865
      5,000   Starfruit Finco B.V. / Starfruit U.S. Holdco, LLC(j)      8.00         10/01/2026         4,955
                                                                                                   ----------
                                                                                                       18,817
                                                                                                   ----------
              IRON/STEEL (1.1%)
      7,417   AK Steel Corp.                                            6.38         10/15/2025         6,308
     10,456   Allegheny Ludlum, LLC                                     6.95         12/15/2025        10,891
      7,000   United States Steel Corp.                                 6.25          3/15/2026         6,388
                                                                                                   ----------
                                                                                                       23,587
                                                                                                   ----------
              MINING (1.1%)
      4,000   Alcoa Nederland Holding B.V.(j)                           6.13          5/15/2028         4,212
      5,000   Compass Minerals International, Inc.(j)                   4.88          7/15/2024         4,806
     10,000   Freeport-McMoRan, Inc.                                    5.45          3/15/2043         9,275

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     5,000   Novelis Corp.(j)                                          5.88%         9/30/2026    $    5,201
                                                                                                   ----------
                                                                                                       23,494
                                                                                                   ----------
              Total Basic Materials                                                                    65,898
                                                                                                   ----------
              COMMUNICATIONS (10.8%)
              ----------------------
              ADVERTISING (0.2%)
      5,000   National CineMedia, LLC                                   5.75          8/15/2026         4,770
                                                                                                   ----------
              INTERNET (0.6%)
      1,500   Getty Images, Inc.(j)                                     9.75          3/01/2027         1,568
      5,000   Netflix, Inc.                                             4.88          4/15/2028         5,162
      5,000   Zayo Group, LLC / Zayo Capital, Inc.                      6.38          5/15/2025         5,135
        500   Zayo Group, LLC / Zayo Capital, Inc.(j)                   5.75          1/15/2027           508
                                                                                                   ----------
                                                                                                       12,373
                                                                                                   ----------
              MEDIA (4.1%)
      5,000   Cablevision Systems Corp.                                 8.00          4/15/2020         5,172
      5,000   CCO Holdings, LLC / CCO Holdings Capital Corp.            5.75          1/15/2024         5,109
      5,000   CCO Holdings, LLC / CCO Holdings Capital Corp.(j)         5.75          2/15/2026         5,263
      5,500   CCO Holdings, LLC / CCO Holdings Capital Corp.(j)         5.50          5/01/2026         5,759
      5,000   CCO Holdings, LLC / CCO Holdings Capital Corp.(j)         5.13          5/01/2027         5,156
      1,000   CCO Holdings, LLC / CCO Holdings Capital Corp.(j)         5.00          2/01/2028         1,026
     10,000   Clear Channel Worldwide Holdings, Inc.(j)                 9.25          2/15/2024        10,858
      6,018   CSC Holdings, LLC(j)                                     10.88         10/15/2025         6,877
      1,000   CSC Holdings, LLC(j)                                      5.38          2/01/2028         1,043
      3,000   CSC Holdings, LLC(j)                                      7.50          4/01/2028         3,310
      4,500   CSC Holdings, LLC(j)                                      6.50          2/01/2029         4,960
      1,000   CSC Holdings, LLC(j)                                      5.75          1/15/2030         1,017
      5,000   Diamond Sports Group, LLC / Diamond
                Sports Finance Co.(b),(j)                               6.63          8/15/2027         5,114
      5,000   DISH DBS Corp.                                            5.00          3/15/2023         4,811
      3,000   DISH DBS Corp.                                            5.88         11/15/2024         2,794
      4,000   DISH DBS Corp.                                            7.75          7/01/2026         3,919
        394   iHeartCommunications, Inc.                                6.38          5/01/2026           419
        714   iHeartCommunications, Inc.                                8.38          5/01/2027           754
      5,000   Meredith Corp.                                            6.88          2/01/2026         5,297
      3,000   Radiate Holdco, LLC / Radiate Finance, Inc.(j)            6.88          2/15/2023         3,039
      5,000   Salem Media Group, Inc.(j)                                6.75          6/01/2024         4,400
      1,000   Scripps Escrow, Inc.(j)                                   5.88          7/15/2027         1,009
                                                                                                   ----------
                                                                                                       87,106
                                                                                                   ----------
              TELECOMMUNICATIONS (5.9%)
     10,000   CenturyLink, Inc.                                         5.80          3/15/2022        10,408
      5,000   CenturyLink, Inc.                                         7.50          4/01/2024         5,479
      5,000   Cincinnati Bell, Inc.(j)                                  7.00          7/15/2024         4,278

================================================================================

16  | USAA HIGH INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     2,000   Cincinnati Bell, Inc.(j)                                  8.00%        10/15/2025    $    1,664
      3,000   CommScope Technologies, LLC(j)                            6.00          6/15/2025         2,734
      9,000   CommScope Technologies, LLC(j)                            5.00          3/15/2027         7,603
     16,750   Frontier Communications Corp.                            11.00          9/15/2025         9,709
      2,000   Frontier Communications Corp.(j)                          8.50          4/01/2026         1,957
      9,000   Frontier Communications Corp.                             9.00          8/15/2031         4,887
      5,000   Level 3 Financing, Inc.                                   6.13          1/15/2021         5,018
     20,000   Sprint Corp.(k)                                           7.63          2/15/2025        22,161
     18,000   Sprint Corp.                                              7.63          3/01/2026        20,136
      5,000   T-Mobile USA, Inc.                                        6.50          1/15/2024         5,180
      5,000   T-Mobile USA, Inc.                                        6.00          4/15/2024         5,217
     10,000   T-Mobile USA, Inc.                                        4.75          2/01/2028        10,300
      5,000   Trilogy International Partners, LLC /
                Trilogy International Finance, Inc.(j)                  8.88          5/01/2022         4,815
      7,437   Windstream Services, LLC / Windstream
              Finance Corp.(d),(j)                                      9.00          6/30/2025         4,923
                                                                                                   ----------
                                                                                                      126,469
                                                                                                   ----------
              Total Communications                                                                    230,718
                                                                                                   ----------
              CONSUMER, CYCLICAL (7.2%)
              -------------------------
              AUTO MANUFACTURERS (1.0%)
     10,000   Ford Motor Co.                                            6.63         10/01/2028        11,321
      3,000   JB Poindexter & Co., Inc.(j)                              7.13          4/15/2026         3,067
      3,000   Navistar International Corp.(j)                           6.63         11/01/2025         3,088
      5,000   Tesla, Inc.(j)                                            5.30          8/15/2025         4,400
                                                                                                   ----------
                                                                                                       21,876
                                                                                                   ----------
              AUTO PARTS & EQUIPMENT (0.5%)
      7,500   Panther BF Aggregator 2, LP / Panther
                Finance Co., Inc.(j)                                    8.50          5/15/2027         7,614
      3,000   Titan International, Inc.                                 6.50         11/30/2023         2,617
                                                                                                   ----------
                                                                                                       10,231
                                                                                                   ----------
              DISTRIBUTION/WHOLESALE (0.3%)
      2,000   H&E Equipment Services, Inc.                              5.63          9/01/2025         2,055
      2,250   IAA, Inc.(j)                                              5.50          6/15/2027         2,351
      1,500   Resideo Funding, Inc.(j)                                  6.13         11/01/2026         1,582
                                                                                                   ----------
                                                                                                        5,988
                                                                                                   ----------
              ENTERTAINMENT (1.1%)
      3,000   AMC Entertainment Holdings, Inc.                          5.88         11/15/2026         2,722
      3,000   AMC Entertainment Holdings, Inc.                          6.13          5/15/2027         2,702
      3,000   Downstream Development Authority of
                the Quapaw Tribe(j)                                    10.50          2/15/2023         3,168
      2,000   Eldorado Resorts, Inc.                                    7.00          8/01/2023         2,094

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------

$     2,500   Eldorado Resorts, Inc.                                    6.00%         4/01/2025    $    2,632
     10,000   Scientific Games International, Inc.(j)                   8.25          3/15/2026        10,711
                                                                                                   ----------
                                                                                                       24,029
                                                                                                   ----------
              HOME BUILDERS (1.4%)
      4,000   Ashton Woods USA, LLC / Ashton Woods Finance Co.(j)       6.75          8/01/2025         3,898
      2,000   Ashton Woods USA, LLC / Ashton Woods Finance Co.(j)       9.88          4/01/2027         2,124
      7,000   Beazer Homes USA, Inc.                                    5.88         10/15/2027         6,437
      2,500   LGI Homes, Inc.(j)                                        6.88          7/15/2026         2,543
      3,000   M/I Homes, Inc.                                           6.75          1/15/2021         3,049
      3,330   M/I Homes, Inc.                                           5.63          8/01/2025         3,388
      5,000   Taylor Morrison Communities, Inc.(b),(j)                  5.75          1/15/2028         5,182
      3,000   Williams Scotsman International, Inc.(j)                  6.88          8/15/2023         3,144
                                                                                                   ----------
                                                                                                       29,765
                                                                                                   ----------
              LEISURE TIME (0.4%)
     10,000   Constellation Merger Sub, Inc.(j)                         8.50          9/15/2025         9,110
                                                                                                   ----------
              LODGING (0.1%)
      1,721   Inn of the Mountain Gods Resort & Casino (l)              9.25(m)      11/30/2020         1,707
                                                                                                   ----------
              RETAIL (2.3%)
      5,000   CEC Entertainment, Inc.                                   8.00          2/15/2022         4,690
     10,000   Golden Nugget, Inc.(j)                                    8.75         10/01/2025        10,534
     10,000   L Brands, Inc.                                            6.95          3/01/2033         8,274
      2,500   L Brands, Inc.                                            6.75          7/01/2036         2,202
      5,162   Men's Wearhouse, Inc.(n)                                  7.00          7/01/2022         5,032
      9,752   Party City Holdings, Inc.(j),(n)                          6.63          8/01/2026         9,386
      5,000   PetSmart, Inc.(j)                                         7.13          3/15/2023         4,709
      1,670   PetSmart, Inc.(j)                                         5.88          6/01/2025         1,654
      3,000   PetSmart, Inc.(j)                                         8.88          6/01/2025         2,911
                                                                                                   ----------
                                                                                                       49,392
                                                                                                   ----------
              TOYS/GAMES/HOBBIES (0.1%)
      3,000   Mattel, Inc.(j)                                           6.75         12/31/2025         3,157
                                                                                                   ----------
              Total Consumer, Cyclical                                                                155,255
                                                                                                   ----------
              CONSUMER, NON-CYCLICAL (11.1%)
              ------------------------------
              AGRICULTURE (0.1%)
      1,500   JBS Investments II GmbH(j)                                5.75          1/15/2028         1,522
                                                                                                   ----------
              COMMERCIAL SERVICES (2.3%)
      3,000   Ahern Rentals, Inc.(j)                                    7.38          5/15/2023         2,604
      3,312   Aptim Corp.(j),(n)                                        7.75          6/15/2025         2,450
      3,000   Hertz Corp(j)                                             7.13          8/01/2026         3,000
     10,000   Hertz Corp.(j)                                            7.63          6/01/2022        10,383
      3,500   Matthews International Corp.(j)                           5.25         12/01/2025         3,435

================================================================================

18  | USAA HIGH INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     4,733   Midas Intermediate Holdco II, LLC / Midas
                Intermediate Holdco II Finance, Inc.(j)                 7.88%        10/01/2022    $    4,540
        863   Prime Security Services Borrower,
                LLC/Prime Finance, Inc.(j)                              9.25          5/15/2023           906
      3,000   R.R. Donnelley & Sons Co.(n)                              6.00          4/01/2024         2,945
      3,000   Refinitiv US Holdings, Inc.(j)                            6.25          5/15/2026         3,228
      3,000   Refinitiv US Holdings, Inc.(j)                            8.25         11/15/2026         3,323
      3,000   United Rentals North America, Inc.                        5.50          7/15/2025         3,121
      8,000   United Rentals North America, Inc.                        5.50          5/15/2027         8,399
                                                                                                   ----------
                                                                                                       48,334
                                                                                                   ----------
              COSMETICS/PERSONAL CARE (0.2%)
      5,000   Coty, Inc.(j)                                             6.50          4/15/2026         4,813
                                                                                                   ----------
              FOOD (1.5%)
      8,000   Albertson's Cos., LLC / Safeway, Inc. / New
                Albertson's, LP / Albertson's, LLC                      6.63          6/15/2024         8,327
     12,000   Albertson's Cos., LLC / Safeway, Inc. / New
                Albertson's, LP / Albertson's, LLC                      5.75          3/15/2025        12,262
      3,000   Matterhorn Merger Sub, LLC / Matterhorn
                Finance Sub, Inc.(j)                                    8.50          6/01/2026         2,468
      3,000   Pilgrim's Pride Corp.(j)                                  5.88          9/30/2027         3,151
      3,000   Post Holdings, Inc.(j)                                    8.00          7/15/2025         3,214
      3,000   Post Holdings, Inc.(j)                                    5.75          3/01/2027         3,114
                                                                                                   ----------
                                                                                                       32,536
                                                                                                   ----------
              HEALTHCARE-PRODUCTS (0.1%)
      3,000   Mallinckrodt International Finance SA /
                Mallinckrodt CB, LLC(j)                                 5.50          4/15/2025         1,730
                                                                                                   ----------
              HEALTHCARE-SERVICES (4.4%)
     13,000   CHS/Community Health Systems, Inc.(j)                     8.00          3/15/2026        12,521
      6,339   Community Health Systems, Inc.                            6.88          2/01/2022         4,341
      3,000   DaVita, Inc.                                              5.13          7/15/2024         3,012
      5,000   DaVita, Inc.                                              5.00          5/01/2025         4,930
      3,000   Eastern Maine Healthcare Systems                          5.02          7/01/2036         3,001
      2,000   Encompass Health Corp.                                    5.75          9/15/2025         2,096
     24,500   HCA, Inc.                                                 5.63          9/01/2028        27,034
     10,000   RegionalCare Hospital Partners Holdings, Inc.(j)          8.25          5/01/2023        10,660
      5,000   Select Medical Corp.(b),(j)                               6.25          8/15/2026         5,079
     14,000   Tenet Healthcare Corp.                                    6.75          6/15/2023        14,384
      6,425   Tenet Healthcare Corp.                                    7.00          8/01/2025         6,406
                                                                                                   ----------
                                                                                                       93,464
                                                                                                   ----------
              PHARMACEUTICALS (2.5%)
     15,000   Bausch Health Cos, Inc.(j)                                6.13          4/15/2025        15,409
     18,000   Bausch Health Cos, Inc.(j)                                7.25          5/30/2029        18,823

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$    15,000   Endo Dac / Endo Finance, LLC / Endo Finco, Inc.(j)        6.00%         7/15/2023    $    9,651
      9,000   Mallinckrodt International Finance S.A.(n)                4.75          4/15/2023         5,627
      5,250   Par Pharmaceutical, Inc.(j)                               7.50          4/01/2027         4,736
                                                                                                   ----------
                                                                                                       54,246
                                                                                                   ----------
              Total Consumer, Non-cyclical                                                            236,645
                                                                                                   ----------
              ENERGY (10.8%)
              --------------
              COAL (1.0%)
      3,000   Alliance Resource Operating Partners, LP / Alliance
                Resource Finance Corp.(j)                               7.50          5/01/2025         3,110
      5,000   CONSOL Energy, Inc.(j)                                   11.00         11/15/2025         5,313
        500   Natural Resource Partners, LP / NRP Finance Corp.(j)      9.13          6/30/2025           503
      5,000   SunCoke Energy Partners, LP / SunCoke Energy
                Partners Finance Corp.(j)                               7.50          6/15/2025         4,953
      7,000   Warrior Met Coal, Inc.(j)                                 8.00         11/01/2024         7,288
                                                                                                   ----------
                                                                                                       21,167
                                                                                                   ----------
              OIL & GAS (5.3%)
      5,000   Antero Resources Corp.                                    5.63          6/01/2023         4,727
      5,162   California Resources Corp.(j)                             8.00         12/15/2022         3,610
      1,297   California Resources Corp.                                6.00         11/15/2024           677
      3,000   Carrizo Oil & Gas, Inc.                                   8.25          7/15/2025         3,000
      6,000   Chesapeake Energy Corp.                                   7.50         10/01/2026         4,740
      6,000   Chesapeake Energy Corp.                                   8.00          6/15/2027         4,811
      1,000   Citgo Holding, Inc.(b),(j)                                9.25          8/01/2024         1,041
      1,875   CITGO Petroleum Corp.(j)                                  6.25          8/15/2022         1,892
      7,000   Diamond Offshore Drilling, Inc.                           7.88          8/15/2025         6,622
      2,408   ESC Reuters Group plc ADR(o)                              8.00         10/01/2020            66
      6,000   HighPoint Operating Corp.(n)                              7.00         10/15/2022         5,586
      5,000   MPLX, LP                                                  6.88                  -(p)      5,000
      4,000   Murphy Oil Corp.                                          6.88          8/15/2024         4,179
      3,000   Murphy Oil Corp.                                          5.75          8/15/2025         3,075
      3,000   Nabors Industries, Inc.                                   5.50          1/15/2023         2,811
      3,000   Nabors Industries, Inc.                                   5.75          2/01/2025         2,625
      8,000   Noble Holding International Ltd.(n)                       7.95          4/01/2025         5,860
      5,000   PBF Holding Co., LLC / PBF Finance Corp.                  7.25          6/15/2025         5,215
      5,000   Range Resources Corp.                                     4.88          5/15/2025         4,217
      5,000   Rowan Companies, Inc.                                     7.38          6/15/2025         3,773
      3,000   Southwestern Energy Co.                                   4.10          3/15/2022         2,937
      7,000   Southwestern Energy Co.                                   6.20          1/23/2025         6,033
      2,000   Southwestern Energy Co.                                   7.75         10/01/2027         1,735
      5,000   SRC Energy, Inc.                                          6.25         12/01/2025         4,365
      5,000   Transocean, Inc.(j)                                       9.00          7/15/2023         5,268
      5,000   Transocean, Inc.(j)                                       7.50          1/15/2026         4,689

================================================================================

20  | USAA HIGH INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     5,750   Transocean, Inc.                                          7.50%         4/15/2031    $    4,742
      1,500   Valaris plc                                               5.20          3/15/2025         1,072
      6,000   Whiting Petroleum Corp.                                   6.63          1/15/2026         5,655
      3,000   WPX Energy, Inc.                                          8.25          8/01/2023         3,375
                                                                                                   ----------
                                                                                                      113,398
                                                                                                   ----------
              OIL & GAS SERVICES (0.9%)
      5,000   CSI Compressco, LP / CSI Compressco Finance, Inc.         7.25          8/15/2022         4,494
      9,000   McDermott Technology Americas, Inc. / McDermott
                Technology US, Inc.(j)                                 10.63          5/01/2024         7,412
      3,000   USA Compression Partners, LP / USA Compression
                Finance Corp.(j)                                        6.88          9/01/2027         3,123
      7,000   Weatherford International, LLC(d),(o)                     9.88          3/01/2025         3,324
                                                                                                   ----------
                                                                                                       18,353
                                                                                                   ----------
              PIPELINES (3.6%)
      5,000   Blue Racer Midstream, LLC / Blue Racer Finance
                Corp.(j)                                                6.13         11/15/2022         5,018
     12,754   Buckeye Partners, LP                                      5.60         10/15/2044        10,746
     10,000   DCP Midstream Operating, LP
                (3 mo. LIBOR + 3.85%)(j)                                5.85(q)       5/21/2043         9,408
      2,500   Energy Transfer Operating, LP                             7.50         10/15/2020         2,641
      5,000   Energy Transfer Operating, LP
                (3 mo. LIBOR + 3.02%)                                   5.27(g)      11/01/2066         3,772
      5,000   EnLink Midstream Partners, LP
                (3 mo. LIBOR + 4.11%)                                   6.00(q)               -(p)      3,910
     12,000   Enterprise Products Operating, LLC
                (3 mo. LIBOR + 2.78%)                                   5.30(g)       6/01/2067        11,107
      3,000   Enterprise TE Partners, LP
                (3 mo. LIBOR + 2.78%)(o)                                5.30(g)       6/01/2067         2,560
      6,000   Genesis Energy, LP / Genesis Energy Finance Corp.         6.50         10/01/2025         5,995
      5,061   Kinder Morgan, Inc.                                       7.80          8/01/2031         6,822
      3,500   Martin Midstream Partners, LP / Martin
                Midstream Finance Corp.                                 7.25          2/15/2021         3,440
      5,000   NGL Energy Partners, LP / NGL Energy
                Finance Corp.(j)                                        7.50          4/15/2026         5,189
      3,906   SemGroup Corp.                                            6.38          3/15/2025         3,753
      5,000   Southern Union Co. (3 mo. LIBOR + 3.02%)                  5.27(g)      11/01/2066         3,707
                                                                                                   ----------
                                                                                                       78,068
                                                                                                   ----------
              Total Energy                                                                            230,986
                                                                                                   ----------
              FINANCIAL (7.6%)
              ----------------
              BANKS (1.0%)
      5,000   Bank OZK (3 mo. LIBOR + 4.43%)                            5.50(q)       7/01/2026         5,089

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     5,000   First Midwest Bancorp, Inc.                               5.88%         9/29/2026    $    5,395
     10,000   Synovus Financial Corp. (5 Yr. Semi-Annual
                Swap + 3.38%)                                           5.90(q)       2/07/2029        10,434
                                                                                                   ----------
                                                                                                       20,918
                                                                                                   ----------
              DIVERSIFIED FINANCIAL SERVICES (3.1%)
      5,000   Credit Acceptance Corp.                                   6.13          2/15/2021         5,037
      9,750   Credit Acceptance Corp.(j)                                6.63          3/15/2026        10,527
      2,454   ILFC E-Capital Trust I (Highest of 3 mo.
                LIBOR/10 Year CMT/30 Year CMT + 1.55%)(j)               4.09(g)      12/21/2065         1,744
      5,362   ILFC E-Capital Trust II (Highest of 3 mo.
                LIBOR/10 Year CMT/30 Year CMT + 1.80%)(j)               4.34(g)      12/21/2065         3,893
      1,000   Lehman Brothers Holdings, Inc.(d),(o)                     1.00         12/31/2049            14
      1,447   Lehman Brothers Treasury Co. B.V.
                (Zero Coupon)(o)                                           -(r)               -(p)         19
     12,000   Navient Corp.                                             7.25          1/25/2022        13,057
      1,000   Navient Corp.                                             6.13          3/25/2024         1,051
      7,000   Navient Corp.                                             6.75          6/25/2025         7,313
      5,000   Navient Corp.                                             6.75          6/15/2026         5,208
      3,000   Ocwen Loan Servicing, LLC(j)                              8.38         11/15/2022         2,635
      9,000   Springleaf Finance Corp.                                  7.13          3/15/2026        10,102
      1,000   Springleaf Finance Corp.                                  6.63          1/15/2028         1,085
      5,000   Synchrony Financial                                       3.95         12/01/2027         5,062
                                                                                                   ----------
                                                                                                       66,747
                                                                                                   ----------
              INSURANCE (2.5%)
     10,000   AmTrust Financial Services, Inc.                          6.13          8/15/2023         9,834
      3,000   AmWINS Group, Inc.(j)                                     7.75          7/01/2026         3,131
     14,000   Genworth Holdings, Inc. (3 mo. LIBOR + 2.00%)             4.52(g)      11/15/2036         8,594
      3,780   Hanover Insurance Group, Inc.                             8.21          2/03/2027         4,328
      8,000   Hartford Financial Services Group, Inc.
                (3 mo. LIBOR + 2.13%)(j)                                4.64(g)       2/12/2047         6,911
      5,000   HUB International Ltd.(j)                                 7.00          5/01/2026         5,085
      2,000   MetLife, Inc.                                            10.75          8/01/2039         3,206
     10,000   Prudential Financial, Inc. (3 mo. LIBOR + 3.04%)          5.20(q)       3/15/2044        10,422
      2,000   Zenith National Insurance Capital Trust I(j)              8.55          8/01/2028         2,343
                                                                                                   ----------
                                                                                                       53,854
                                                                                                   ----------
              REITS (0.8%)
      5,000   CBL & Associates, LP                                      4.60         10/15/2024         3,353
      3,000   Sabra Health Care, LP                                     5.13          8/15/2026         3,152
      3,000   Uniti Group, LP / Uniti Fiber Holdings,
                Inc. / CSL Capital, LLC(j)                              7.13         12/15/2024         2,593

================================================================================

22  | USAA HIGH INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     1,000   Uniti Group, LP / Uniti Group Finance,
                Inc. / CSL Capital, LLC(j)                              6.00%         4/15/2023    $      954
      2,000   Uniti Group, LP / Uniti Group Finance,
                Inc. / CSL Capital, LLC                                 8.25         10/15/2023         1,817
      5,000   Washington Prime Group, LP                                5.95          8/15/2024         4,686
                                                                                                   ----------
                                                                                                       16,555
                                                                                                   ----------
              SAVINGS & LOANS (0.2%)
      5,000   Banc of California, Inc.                                  5.25          4/15/2025         5,147
                                                                                                   ----------
              Total Financial                                                                         163,221
                                                                                                   ----------
              GOVERNMENT (0.0%)
              -----------------
              REGIONAL(STATE/PROVINCE) (0.0%)
      3,000   Mashantucket (Western) Pequot Tribe(l),(o)                7.35(m)       7/01/2026           479
                                                                                                   ----------
              INDUSTRIAL (4.3%)
              -----------------
              AEROSPACE/DEFENSE (0.6%)
      5,000   Arconic, Inc.                                             5.95          2/01/2037         5,320
      2,000   Bombardier, Inc.(j)                                       7.88          4/15/2027         2,024
      5,000   TransDigm, Inc.(j)                                        7.50          3/15/2027         5,271
                                                                                                   ----------
                                                                                                       12,615
                                                                                                   ----------
              BUILDING MATERIALS (0.1%)
      2,333   Builders FirstSource, Inc.(j)                             6.75          6/01/2027         2,455
                                                                                                   ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
      5,079   Artesyn Embedded Technologies, Inc.(j),(n)                9.75         10/15/2020         5,133
      3,000   Energizer Holdings, Inc.(j)                               7.75          1/15/2027         3,260
                                                                                                   ----------
                                                                                                        8,393
                                                                                                   ----------
              ELECTRONICS (0.1%)
      1,500   Itron, Inc.(j)                                            5.00          1/15/2026         1,539
                                                                                                   ----------
              ENGINEERING & CONSTRUCTION (0.5%)
      4,000   Brand Industrial Services, Inc.(j)                        8.50          7/15/2025         3,500
      2,000   New Enterprise Stone & Lime Co., Inc.(j)                 10.13          4/01/2022         2,051
      1,000   New Enterprise Stone & Lime Co., Inc.(j)                  6.25          3/15/2026         1,023
      5,000   Weekley Homes, LLC / Weekley Finance Corp.                6.63          8/15/2025         4,975
                                                                                                   ----------
                                                                                                       11,549
                                                                                                   ----------
              ENVIRONMENTAL CONTROL (0.3%)
      3,000   Covanta Holding Corp.                                     5.88          7/01/2025         3,131
      3,000   Waste Pro USA, Inc.(j)                                    5.50          2/15/2026         3,084
                                                                                                   ----------
                                                                                                        6,215
                                                                                                   ----------
              METAL FABRICATION/HARDWARE (0.1%)
      3,000   Zekelman Industries, Inc.(j)                              9.88          6/15/2023         3,157
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              MISCELLANEOUS MANUFACTURERS (0.7%)
$     5,000   General Electric Co. (3 mo. LIBOR + 3.33%)                5.00%(q)              -(p) $    4,844
     12,000   Textron Financial Corp. (3 mo. LIBOR + 1.74%)(j)          4.25(g)       2/15/2042         9,397
                                                                                                   ----------
                                                                                                       14,241
                                                                                                   ----------
              PACKAGING & CONTAINERS (1.2%)
      3,150   Flex Acquisition Co., Inc.(j)                             6.88          1/15/2025         2,796
      2,000   Flex Acquisition Co., Inc.(j)                             7.88          7/15/2026         1,804
      1,000   LABL Escrow Issuer, LLC(j)                                6.75          7/15/2026         1,020
      2,000   LABL Escrow Issuer, LLC(j)                               10.50          7/15/2027         2,016
     10,000   Mauser Packaging Solutions Holding Co.(j)                 7.25          4/15/2025         9,473
      3,000   Plastipak Holdings, Inc.(j)                               6.25         10/15/2025         2,701
      3,000   Sealed Air Corp.(j)                                       6.88          7/15/2033         3,352
      3,000   Trident Merger Sub, Inc.(j)                               6.63         11/01/2025         2,646
                                                                                                   ----------
                                                                                                       25,808
                                                                                                   ----------
              TRANSPORTATION (0.3%)
      2,000   Navios Maritime Holdings, Inc. / Navios Maritime
                Finance II US, Inc.(j)                                  7.38          1/15/2022         1,358
      5,333   XPO Logistics, Inc.(j)                                    6.75          8/15/2024         5,689
                                                                                                   ----------
                                                                                                        7,047
                                                                                                   ----------
              Total Industrial                                                                         93,019
                                                                                                   ----------
              TECHNOLOGY (1.1%)
              -----------------
              COMPUTERS (0.1%)
      3,000   Western Digital Corp.                                     4.75          2/15/2026         2,971
                                                                                                   ----------
              SOFTWARE (1.0%)
      5,000   First Data Corp.(j)                                       5.38          8/15/2023         5,134
      5,000   Informatica, LLC(j)                                       7.13          7/15/2023         5,090
      2,000   Solera, LLC / Solera Finance, Inc.(j)                    10.50          3/01/2024         2,144
      6,000   Sophia, LP / Sophia Finance, Inc.(j)                      9.00          9/30/2023         6,225
      3,000   Veritas US, Inc. / Veritas Bermuda Ltd.(j),(n)           10.50          2/01/2024         2,653
                                                                                                   ----------
                                                                                                       21,246
                                                                                                   ----------
              Total Technology                                                                         24,217
                                                                                                   ----------
              UTILITIES (1.7%)
              ----------------
              ELECTRIC (1.7%)
     10,000   Calpine Corp.                                             5.75          1/15/2025         9,958
      7,000   GenOn Energy, Inc.(e),(f)                                 9.88         10/15/2020             -
      3,500   National Rural Utilities Cooperative Finance Corp.
                (3 mo. LIBOR + 2.91%)                                   4.75(q)       4/30/2043         3,495
      1,500   NRG Energy, Inc.                                          7.25          5/15/2026         1,622
      3,000   NRG Energy, Inc.                                          5.75          1/15/2028         3,195
     10,000   PPL Capital Funding, Inc. (3 mo. LIBOR + 2.67%)           4.99(g)       3/30/2067         9,095

================================================================================

24  | USAA HIGH INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     3,000   Talen Energy Supply, LLC(j)                               7.25%         5/15/2027    $    2,965
      5,000   Vistra Energy Corp.                                       5.88          6/01/2023         5,111
                                                                                                   ----------
              Total Utilities                                                                          35,441
                                                                                                   ----------
              Total Corporate Obligations (cost: $1,250,088)                                        1,235,879
                                                                                                   ----------
              EURODOLLAR AND YANKEE OBLIGATIONS (16.8%)

              BASIC MATERIALS (2.9%)
              ----------------------
              CHEMICALS (0.2%)
      5,000   Venator Finance Sarl / Venator Materials, LLC(j)          5.75          7/15/2025         4,413
                                                                                                   ----------
              FOREST PRODUCTS & PAPER (0.2%)
      3,200   Smurfit Kappa Treasury Funding Ltd.                       7.50         11/20/2025         3,777
                                                                                                   ----------
              IRON/STEEL (0.7%)
     10,000   ArcelorMittal                                             7.00         10/15/2039        11,924
      3,000   Mineral Resources Ltd.(j)                                 8.13          5/01/2027         3,146
                                                                                                   ----------
                                                                                                       15,070
                                                                                                   ----------
              MINING (1.8%)
      3,000   Eldorado Gold Corp.(j)                                    9.50          6/01/2024         3,097
     10,000   First Quantum Minerals Ltd.(j)                            7.50          4/01/2025         9,735
      3,000   First Quantum Minerals Ltd.(j)                            6.88          3/01/2026         2,832
      1,394   New Gold, Inc.(j)                                         6.38          5/15/2025         1,209
     13,000   Teck Resources Ltd.                                       6.13         10/01/2035        14,868
      5,000   Vedanta Resources Ltd.(j)                                 8.25          6/07/2021         5,275
      3,000   Vedanta Resources Ltd.(j)                                 6.38          7/30/2022         2,994
                                                                                                   ----------
                                                                                                       40,010
                                                                                                   ----------
              Total Basic Materials                                                                    63,270
                                                                                                   ----------
              COMMUNICATIONS (3.0%)
              ---------------------
              MEDIA (0.9%)
      4,000   Altice Financing S.A.(j)                                  7.50          5/15/2026         4,182
      2,000   Altice Finco S.A.(j)                                      7.63          2/15/2025         1,946
        740   Altice Luxembourg S.A.(j)                                 7.75          5/15/2022           754
      7,000   Altice Luxembourg S.A.(j)                                 7.63          2/15/2025         6,824
      5,000   Altice Luxembourg S.A.(j)                                10.50          5/15/2027         5,291
                                                                                                   ----------
                                                                                                       18,997
                                                                                                   ----------
              TELECOMMUNICATIONS (2.1%)
     10,000   Altice France S.A.(j)                                     7.38          5/01/2026        10,650
      4,000   Altice France S.A.(j)                                     8.13          2/01/2027         4,341
      3,000   Digicel International Finance Ltd. / Digicel
                Holdings Bermuda Ltd.(j)                                8.75          5/25/2024         2,829
      6,500   Digicel Ltd.(j)                                           6.00          4/15/2021         4,474
      2,000   Intelsat Connect Finance S.A.(j)                          9.50          2/15/2023         1,796

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     5,000   Intelsat Jackson Holdings S.A.                            5.50%         8/01/2023    $    4,610
      5,000   Intelsat Jackson Holdings S.A.(j)                         8.50         10/15/2024         5,030
      5,000   Intelsat Jackson Holdings S.A.(j)                         9.75          7/15/2025         5,177
      5,000   Telecom Italia Capital S.A.                               7.20          7/18/2036         5,581
                                                                                                   ----------
                                                                                                       44,488
                                                                                                   ----------
              Total Communications                                                                     63,485
                                                                                                   ----------
              CONSUMER, CYCLICAL (1.0%)
              -------------------------
              AIRLINES (0.6%)
      5,000   Air Canada Pass-Through Trust(j)                          5.00          3/15/2020         5,039
      3,315   Latam Airlines Pass-Through Trust                         4.50         11/15/2023         3,283
      3,857   Norwegian Air Pass-Through Trust(j)                       7.50         11/10/2023         3,972
                                                                                                   ----------
                                                                                                       12,294
                                                                                                   ----------
              ENTERTAINMENT (0.1%)
      3,000   Cirsa Finance Internationl Sarl(j)                        7.88         12/20/2023         3,179
                                                                                                   ----------
              HOME BUILDERS (0.3%)
      3,000   Brookfield Residential Properties, Inc.(j)                6.38          5/15/2025         3,050
      1,750   Mattamy Group Corp.(j)                                    6.88         12/15/2023         1,827
      1,250   Mattamy Group Corp.(j)                                    6.50         10/01/2025         1,309
                                                                                                   ----------
                                                                                                        6,186
                                                                                                   ----------
              Total Consumer, Cyclical                                                                 21,659
                                                                                                   ----------
              CONSUMER, NON-CYCLICAL (2.0%)
              -----------------------------
              COSMETICS/PERSONAL CARE (0.3%)
      7,000   Avon International Capital plc(j)                         6.50          8/15/2022         7,130
                                                                                                   ----------
              FOOD (0.8%)
      1,000   JBS Investments GmbH(j)                                   7.25          4/03/2024         1,038
      3,000   JBS USA LUX S.A. / JBS USA Finance, Inc.(j)               5.88          7/15/2024         3,083
      6,000   JBS USA LUX S.A. / JBS USA Finance, Inc.(j)               6.75          2/15/2028         6,475
      3,000   Minerva Luxembourg S.A.(j)                                5.88          1/19/2028         2,941
        800   NBM U.S. Holdings, Inc.                                   7.00          5/14/2026           827
      3,000   NBM U.S. Holdings, Inc.(b),(j)                            6.63          8/06/2029         3,001
                                                                                                   ----------
                                                                                                       17,365
                                                                                                   ----------
              HOUSEHOLD PRODUCTS/WARES (0.3%)
      8,000   Kronos Acquisition Holdings, Inc.(j)                      9.00          8/15/2023         6,911
                                                                                                   ----------
              PHARMACEUTICALS (0.6%)
     10,000   Teva Pharmaceutical Finance Netherlands III B.V.          3.15         10/01/2026         7,790
        500   Teva Pharmaceutical Finance Netherlands III B.V.          6.75          3/01/2028           448
      5,000   Teva Pharmaceutical Finance Netherlands III B.V.          4.10         10/01/2046         3,319
                                                                                                   ----------
                                                                                                       11,557
                                                                                                   ----------
              Total Consumer, Non-cyclical                                                             42,963
                                                                                                   ----------

================================================================================

26  | USAA HIGH INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              ENERGY (2.8%)
              -------------
              OIL & GAS (2.1%)
$     3,060   Hunt Oil Co. of Peru, LLC Sucursal Del Peru(j)            6.38%         6/01/2028    $    3,456
      8,000   MEG Energy Corp.(j)                                       7.00          3/31/2024         7,627
      4,093   Petrobras Global Finance B.V.                             5.75          2/01/2029         4,381
     10,000   Petroleos Mexicanos                                       6.50          3/13/2027         9,986
     15,000   Petroleos Mexicanos                                       6.63          6/15/2035        14,053
      5,000   Tecpetrol S.A.(j)                                         4.88         12/12/2022         4,837
                                                                                                   ----------
                                                                                                       44,340
                                                                                                   ----------
              OIL & GAS SERVICES (0.0%)
        135   Schahin II Finance Co. SPV Ltd.(e),(f),(j),(l)            8.00(m)       5/25/2020           125
      5,212   Schahin II Finance Co. SPV Ltd.(d),(j),(o)                5.88          9/25/2022           387
                                                                                                   ----------
                                                                                                          512
                                                                                                   ----------
              PIPELINES (0.7%)
     10,000   Transcanada Trust (3 mo. LIBOR + 3.53%)                   5.63(q)       5/20/2075        10,251
      5,000   Transportadora de Gas del Sur S.A.(j)                     6.75          5/02/2025         4,684
                                                                                                   ----------
                                                                                                       14,935
                                                                                                   ----------
              Total Energy                                                                             59,787
                                                                                                   ----------
              FINANCIAL (1.9%)
              ----------------
              BANKS (1.2%)
      5,000   Deutsche Bank AG                                          4.50          4/01/2025         4,768
      2,000   Deutsche Bank AG (5 Yr. Semi-Annual Swap + 2.25%)         4.30(q)       5/24/2028         1,860
     13,000   Deutsche Bank AG (5 Yr. Semi-Annual Swap + 2.55%)         4.88(q)      12/01/2032        11,676
      5,000   Royal Bank of Scotland Group plc
                (3 mo. LIBOR + 2.32%)                                   4.65(g)               -(p)      4,741
      3,000   UniCredit S.p.A. (5 Yr. Semi-Annual
                Swap + 4.91%)(j)                                        7.30(q)       4/02/2034         3,357
                                                                                                   ----------
                                                                                                       26,402
                                                                                                   ----------
              INSURANCE (0.7%)
     10,000   QBE Capital Funding III Ltd. (10 Yr. Semi-Annual
                Swap + 4.05%)(j)                                        7.25(q)       5/24/2041        10,600
      4,000   XLIT Ltd. (3 mo. LIBOR + 2.46%)                           4.76(g)               -(p)      3,977
                                                                                                   ----------
                                                                                                       14,577
                                                                                                   ----------
              Total Financial                                                                          40,979
                                                                                                   ----------
              INDUSTRIAL (1.7%)
              -----------------
              AEROSPACE/DEFENSE (0.9%)
      2,500   Bombardier, Inc.(j)                                       7.50         12/01/2024         2,581
     17,000   Bombardier, Inc.(j)                                       7.50          3/15/2025        17,315
                                                                                                   ----------
                                                                                                       19,896
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              PACKAGING & CONTAINERS (0.8%)
$     3,274   ARD Securities Finance SARL(j),(l)                        8.75%(m)      1/31/2023    $    3,395
      5,500   Ardagh Packaging Finance plc / Ardagh Holdings
                USA, Inc.(j)                                              7.25        5/15/2024         5,805
      3,000   Ardagh Packaging Finance plc / Ardagh Holdings
                USA, Inc.(j)                                              6.00        2/15/2025         3,096
      3,250   Reynolds Group Issuer, Inc. / Reynolds
                Group Issuer, LLC / Reynolds Group Issuer Lu(j)           7.00        7/15/2024         3,364
                                                                                                   ----------
                                                                                                       15,660
                                                                                                   ----------
              Total Industrial                                                                         35,556
                                                                                                   ----------
              UTILITIES (1.5%)
              ----------------
              ELECTRIC (1.5%)
      5,000   AES Gener S.A. (5 Yr. Semi-Annual Swap + 4.64%)(j)        7.13(q)       3/26/2079         5,408
     10,000   Electricite de France S.A. (10 Yr. Semi-Annual
                Swap + 3.71%)(j)                                        5.25(q)               -(p)     10,230
      8,975   Enel S.p.A. (5 Yr. Semi-Annual Swap + 5.88%)(j)           8.75(q)       9/24/2073        10,482
      5,000   Vistra Operations Co., LLC(j)                             5.00          7/31/2027         5,125
                                                                                                   ----------
              Total Utilities                                                                          31,245
                                                                                                   ----------
              Total Eurodollar and Yankee Obligations (cost: $344,566)                                358,944
                                                                                                   ----------
              FOREIGN GOVERNMENT OBLIGATIONS (0.1%)
      3,000   Bahamas Government International Bond(j)
                (cost: $3,000)                                          6.00         11/21/2028         3,304
                                                                                                   ----------
              MUNICIPAL OBLIGATIONS (0.7%)

              FLORIDA (0.4%)
      9,200   Liberty County (Put Date 8/07/2019)(s)                    1.55         10/01/2028         9,200
                                                                                                   ----------
              ILLINOIS (0.1%)
      2,000   City of Chicago                                           7.05          1/01/2029         2,226
                                                                                                   ----------
              NEW JERSEY (0.2%)
      2,500   EDA                                                       5.71          6/15/2030         2,927
                                                                                                   ----------
              Total Municipal Obligations (cost: $13,700)                                              14,353
                                                                                                   ----------
              PREFERRED BONDS (0.1%)

              FINANCIAL (0.1%)
              ----------------
              INSURANCE (0.1%)
      3,000   Catlin Insurance Co. Ltd. (3 mo. LIBOR + 2.98%)(j)
                (cost: $3,000)                                          5.28(g)               -(p)      2,994
                                                                                                   ----------

================================================================================

28  | USAA HIGH INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY ISSUES (0.4%)(t)

              COMMERCIAL MBS (0.4%)
$     2,428   Freddie Mac(+)                                            3.12%(h)     10/25/2031    $    2,534
      5,000   Freddie Mac(+)                                            3.15(h)      11/25/2025         5,239
                                                                                                   ----------
              Total U.S. Government Agency Issues (cost: $7,535)                                        7,773
                                                                                                   ----------

              U.S. TREASURY SECURITIES (0.0%)

              NOTES (0.0%)
        550   U.S. Treasury Note (cost: $544)                           2.00          2/15/2025           553
                                                                                                   ----------
              Total Bonds (cost: $1,731,150)                                                        1,715,253
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (13.6%)

              COMMON STOCKS (3.0%)

              BASIC MATERIALS (0.2%)
              ----------------------
              CHEMICALS (0.1%)
     19,215   LyondellBasell Industries N.V. "A"                                                        1,608
                                                                                                   ----------
              FOREST PRODUCTS & PAPER (0.0%)
        534   Resolute Forest Products, Inc.                                                                3
                                                                                                   ----------
              MINING (0.1%)
    245,000   Alamos Gold, Inc. "A"                                                                     1,605
     33,650   Newmont Goldcorp Corp.                                                                    1,229
                                                                                                   ----------
                                                                                                        2,834
                                                                                                   ----------
              Total Basic Materials                                                                     4,445
                                                                                                   ----------
              COMMUNICATIONS (0.4%)
              ---------------------
              ADVERTISING (0.0%)
    163,905   Clear Channel outdoor Holdings, Inc.(u)                                                     496
                                                                                                   ----------
              MEDIA (0.2%)
     77,900   Comcast Corp. "A"                                                                         3,363
     69,703   iHeartMedia, Inc. "A"(u)                                                                  1,043
                                                                                                   ----------
                                                                                                        4,406
                                                                                                   ----------
              TELECOMMUNICATIONS (0.2%)
     50,503   AT&T, Inc.                                                                                1,720
     63,000   CenturyLink, Inc.                                                                           762
     28,650   Verizon Communications, Inc.                                                              1,583
                                                                                                   ----------
                                                                                                        4,065
                                                                                                   ----------
              Total Communications                                                                      8,967
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              CONSUMER, CYCLICAL (0.3%)
              -------------------------
              AIRLINES (0.1%)
     23,000   United Airlines Holdings, Inc.(u)                                                    $    2,114
                                                                                                   ----------
              AUTO PARTS & EQUIPMENT (0.1%)
     10,356   Lear Corp.                                                                                1,313
                                                                                                   ----------
              LODGING (0.1%)
     25,400   Hyatt Hotels Corp. "A"                                                                    1,965
     13,500   Las Vegas Sands Corp.                                                                       816
                                                                                                   ----------
                                                                                                        2,781
                                                                                                   ----------
              Total Consumer, Cyclical                                                                  6,208
                                                                                                   ----------
              CONSUMER, NON-CYCLICAL (0.6%)
              -----------------------------
              COMMERCIAL SERVICES (0.1%)
     13,899   Automatic Data Processing, Inc.                                                           2,314
                                                                                                   ----------
              HEALTHCARE-PRODUCTS (0.0%)
      2,921   Alcon, Inc.(u)                                                                              172
                                                                                                   ----------
              HOUSEHOLD PRODUCTS/WARES (0.1%)
     11,242   Kimberly-Clark Corp.                                                                      1,525
                                                                                                   ----------
              PHARMACEUTICALS (0.4%)
     22,300   AbbVie, Inc.                                                                              1,485
     18,400   CVS Health Corp.                                                                          1,028
     16,562   Johnson & Johnson                                                                         2,157
     30,900   Merck & Co., Inc.                                                                         2,564
     14,607   Novartis AG ADR                                                                           1,338
                                                                                                   ----------
                                                                                                        8,572
                                                                                                   ----------
              Total Consumer, Non-cyclical                                                             12,583
                                                                                                   ----------
              ENERGY (0.2%)
              -------------
              OIL & GAS (0.2%)
    414,000   Approach Resources, Inc.(u)                                                                 112
      8,522   Chevron Corp.                                                                             1,049
      5,500   Comstock Resources, Inc.(u)                                                                  37
     55,337   Harvest Oil & Gas Corp.(n),(u)                                                              669
     21,663   Nine Point Energy Holdings, Inc.(e),(f),(o),(u)                                              22
     32,263   Royal Dutch Shell plc ADR "A"                                                             2,029
      2,772   Sabine Oil & Gas Holdings, Inc.(o),(v)                                                      139
      4,982   SilverBow Resources, Inc.(u)                                                                 52
     22,883   Thunderbird Resources Equity, Inc.(e),(f),(o),(u)                                             8
                                                                                                   ----------
                                                                                                        4,117
                                                                                                   ----------

================================================================================

30  | USAA HIGH INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              OIL & GAS SERVICES (0.0%)
      3,813   Paragon Litigation "B"(e),(o),(u)                                                    $       55
      2,542   Paragon Litigation "A"(e),(o),(u)                                                             1
                                                                                                   ----------
                                                                                                           56
                                                                                                   ----------
              Total Energy                                                                              4,173
                                                                                                   ----------
              FINANCIAL (0.9%)
              ----------------
              BANKS (0.3%)
     27,800   BB&T Corp.                                                                                1,432
     18,507   J.P. Morgan Chase & Co.                                                                   2,147
    111,918   KeyCorp.                                                                                  2,056
    109,207   Regions Financial Corp.                                                                   1,740
                                                                                                   ----------
                                                                                                        7,375
                                                                                                   ----------
              DIVERSIFIED FINANCIAL SERVICES (0.2%)
     24,700   CME Group, Inc.                                                                           4,802
     13,639   Synchrony Financial                                                                         490
                                                                                                   ----------
                                                                                                        5,292
                                                                                                   ----------
              INSURANCE (0.1%)
      1,995   Brighthouse Financial, Inc.(u)                                                               78
     21,952   MetLife, Inc.                                                                             1,085
                                                                                                   ----------
                                                                                                        1,163
                                                                                                   ----------
              INVESTMENT COMPANIES (0.1%)
    202,000   Prospect Capital Corp.(n)                                                                 1,337
                                                                                                   ----------
              REITS (0.2%)
     17,000   Crown Castle International Corp.                                                          2,265
    129,100   MFA Financial, Inc.                                                                         927
                                                                                                   ----------
                                                                                                        3,192
                                                                                                   ----------
              Total Financial                                                                          18,359
                                                                                                   ----------
              INDUSTRIAL (0.0%)
              -----------------
              MACHINERY-DIVERSIFIED (0.0%)
        189   Wabtec Corp.                                                                                 15
                                                                                                   ----------
              MISCELLANEOUS MANUFACTURERS (0.0%)
     35,316   General Electric Co.                                                                        369
                                                                                                   ----------
              Total Industrial                                                                            384
                                                                                                   ----------
              TECHNOLOGY (0.3%)
              -----------------
              SEMICONDUCTORS (0.1%)
     42,500   Intel Corp.                                                                               2,149
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              SOFTWARE (0.2%)
        176   Avaya Holdings Corp.(u)                                                              $        2
     33,200   Microsoft Corp.                                                                           4,524
                                                                                                   ----------
                                                                                                        4,526
                                                                                                   ----------
              Total Technology                                                                          6,675
                                                                                                   ----------
              UTILITIES (0.1%)
              ----------------
              ELECTRIC (0.1%)
     16,168   GenOn(e),(o),(u)                                                                          2,991
                                                                                                   ----------
              Total Common Stocks (cost: $50,234)                                                      64,785
                                                                                                   ----------
              EXCHANGE-TRADED FUNDS (6.2%)
    807,670   iShares iBoxx High Yield Corporate Bond ETF                                              70,211
    580,566   SPDR Bloomberg Barclays High Yield Bond ETF                                              63,043
                                                                                                   ----------
              Total Exchange-Traded Funds (cost: $130,640)                                            133,254
                                                                                                   ----------

              PREFERRED STOCKS (4.4%)

              COMMUNICATIONS (0.2%)
              ---------------------
              TELECOMMUNICATIONS (0.2%)
    200,000   Qwest Corp., 6.50%                                                                        4,928
                                                                                                   ----------
              CONSUMER, NON-CYCLICAL (1.7%)
              -----------------------------
              AGRICULTURE (0.8%)
    400,000   CHS, Inc., 7.10%, (3 mo. LIBOR + 4.30%)(p)                                               10,812
    200,000   CHS, Inc., cumulative redeemable, 7.88%(p)                                                5,480
                                                                                                   ----------
                                                                                                       16,292
                                                                                                   ----------
              FOOD (0.9%)
    200,000   Dairy Farmers of America, Inc., cumulative redeemable, 7.88%(j),(p)                      20,000
                                                                                                   ----------
              Total Consumer, Non-cyclical                                                             36,292
                                                                                                   ----------
              ENERGY (1.5%)
              -------------
              OIL & GAS (0.1%)
      3,800   Chesapeake Energy Corp., 5.75%(j),(p)                                                     1,742
        464   Nine Point Energy Holdings, Inc.,(e),(f),(o)                                                 46
                                                                                                   ----------
                                                                                                        1,788
                                                                                                   ----------
              PIPELINES (1.4%)
  1,127,328   NuStar Logistics, LP, 9.04%, (3 mo. LIBOR + 6.73%)(k)                                    29,277
                                                                                                   ----------
              Total Energy                                                                             31,065
                                                                                                   ----------

================================================================================

32  | USAA HIGH INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              FINANCIAL (1.0%)
              ----------------
              BANKS (0.4%)
      1,265   M&T Bank Corp., cumulative redeemable, 6.38%(p)                                      $    1,271
      8,000   U.S. Bancorp, 3.50%, (3 mo. LIBOR + 1.02%)(p)                                             6,600
                                                                                                   ----------
                                                                                                        7,871
                                                                                                   ----------
              DIVERSIFIED FINANCIAL SERVICES (0.0%)
        928   Ditech Holding Corp., (Zero Coupon)(o),(p),(u)                                                -
                                                                                                   ----------
              INSURANCE (0.3%)
      3,000   American Overseas Group Ltd., non-cumulative, 5.82%,
                (3 mo. LIBOR + 3.56%)(e),(f),(o)                                                          750
    274,059   Delphi Financial Group, Inc., cumulative redeemable, 5.71%,
                (3 mo. LIBOR + 3.19%)                                                                   6,098
                                                                                                   ----------
                                                                                                        6,848
                                                                                                   ----------
              REITS (0.3%)
    100,000   Equity Residential Properties Trust, 8.29%, Series K, depositary
                shares, cumulative redeemable(p)                                                        6,475
                                                                                                   ----------
              Total Financial                                                                          21,194
                                                                                                   ----------
              Total Preferred Stocks (cost: $96,895)                                                   93,479
                                                                                                   ----------

              WARRANTS (0.0%)

              ENERGY (0.0%)
              -------------
              OIL & GAS (0.0%)
      8,791   Sabine Oil & Gas Holdings, Inc.(o),(v)                                                       88
      1,565   Sabine Oil & Gas Holdings, Inc.(o),(u),(v)                                                   12
      5,795   SandRidge Energy, Inc.(u)                                                                     1
     13,764   SandRidge Energy, Inc.(o),(u)                                                                 -
                                                                                                   ----------
              Total Energy                                                                                101
                                                                                                   ----------
              Warrants (cost: $0)                                                                         101
                                                                                                   ----------
              Total Equity Securities (cost: $277,769)                                                291,619
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (6.0%)

              COMMERCIAL PAPER (6.0%)
$     7,345   Autozone, Inc.(j)                                         2.45%         8/01/2019    $    7,345
      2,700   Cabot Corp.(j)                                            2.47          8/01/2019         2,700
     19,000   Cabot Corp.(j)                                            2.47          8/05/2019        18,995
     11,490   CenterPoint Energy, Inc.(j)                               2.48          8/14/2019        11,480
      5,300   CSLB Holdings, Inc.(j)                                    2.50          8/02/2019         5,300
      3,500   CSLB Holdings, Inc.(j)                                    2.45          8/05/2019         3,499
      4,500   CSLB Holdings, Inc.(j)                                    2.50          8/12/2019         4,496
      3,968   Eversource Energy(j)                                      2.40          8/08/2019         3,966
     11,900   Experian Finance Plc(j)                                   2.45          8/20/2019        11,885
      3,152   Keurig Dr Pepper, Inc.(j)                                 2.43          8/07/2019         3,151
     15,000   Nutrien Ltd.                                              2.44          8/07/2019        14,994
     20,748   Oge Energy Corp.                                          2.46          8/02/2019        20,746
     20,000   Spire, Inc.                                               2.52          8/01/2019        20,000
                                                                                                   ----------
              Total Commercial Paper (cost: $128,557)                                                 128,557
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
     52,916   State Street Institutional Treasury Money Market Fund Premier
                Class, 2.09%(w) (cost: $53)                                                                53
                                                                                                   ----------
              Total Money Market Instruments (cost: $128,610)                                         128,610
                                                                                                   ----------

              SHORT-TERM INVESTMENT PURCHASED WITH CASH COLLATERAL
              FROM SECURITIES LOANED (0.6%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.6%)
 12,807,115   HSBC U.S. Government Money Market Fund Class I, 2.26%(w)                                 12,807
                                                                                                   ----------
              Total Short-Term Investment Purchased with Cash Collateral from Securities
                Loaned (cost: $12,807)                                                                 12,807
                                                                                                   ----------

              TOTAL INVESTMENTS (COST: $2,150,336)                                                 $2,148,289
                                                                                                   ----------

================================================================================

34  | USAA HIGH INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1            LEVEL 2             LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------
Bonds:
  Bank Loans                                $      -         $   85,098                $  6        $   85,104
  Collateralized Mortgage Obligations              -              1,432                   -             1,432
  Commercial Mortgage Securities                   -              4,917                   -             4,917
  Corporate Obligations                            -          1,235,879                   -         1,235,879
  Eurodollar and Yankee Obligations                -            358,819                 125           358,944
  Foreign Government Obligations                   -              3,304                   -             3,304
  Municipal Obligations                            -             14,353                   -            14,353
  Preferred Bonds                                  -              2,994                   -             2,994
  U.S. Government Agency Issues                    -              7,773                   -             7,773
  U.S. Treasury Securities                       553                  -                   -               553

Equity Securities:
  Common Stocks                               61,569              3,186                  30            64,785
  Exchange-Traded Funds                      133,254                  -                   -           133,254
  Preferred Stocks                                 -             92,683                 796            93,479
  Warrants                                         1                100                   -               101

Money Market Instruments:
  Commercial Paper                                 -            128,557                   -           128,557
  Government & U.S. Treasury
     Money Market Funds                           53                  -                   -                53

Short-Term Investment Purchased
  with CashCollateral from
  Securities Loaned:
  Government & U.S. Treasury
     Money Market Funds                       12,807                  -                   -            12,807
-------------------------------------------------------------------------------------------------------------
Total                                       $208,237         $1,939,095                $957        $2,148,289
-------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At July 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 18.7% of net assets at July 31, 2019.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial

================================================================================

36  | USAA HIGH INCOME FUND

================================================================================

    mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing. Rate represents an annualized yield at time of purchase or coupon rate, if applicable.

    WARRANTS - Entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

================================================================================

                                        NOTES TO PORTFOLIO OF INVESTMENTS |   37

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    CMT          Constant Maturity Treasury

    EDA          Economic Development Authority

    LIBOR        London Interbank Offered Rate

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    Zero Coupon  Normally issued at a significant discount from face value and do not provide for periodic interest payments. Income is earned from the purchase date by accreting the purchase discount of the security to par over the life of the security.

o   SPECIFIC NOTES

    (a) Bank loans (loans) - are not registered under the Securities Act of 1933. The loans contain certain restrictions on resale and cannot be sold publicly. The stated interest rates represent the all in interest rate of all contracts within the loan facilities. The interest rates are adjusted periodically, and the rates disclosed represent the current rate at July 31, 2019. The weighted average life of the loans are likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loans are deemed liquid by Victory Capital, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

    (c) The bank loan will settle after July 31, 2019, at which time the interest rate will be determined.

================================================================================

38  | USAA HIGH INCOME FUND

================================================================================

    (d) At July 31, 2019, the issuer was in default with respect to interest and/or principal payments.

    (e) Security was fair valued at July 31, 2019, by Victory Capital in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $4,004,000, which represented 0.2% of the Fund's net assets.

    (f)  Security was classified as Level 3.

    (g) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2019.

    (h) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (i) Security is interest only. Interest-only commercial mortgage-backed securities (CMBS IOs) represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    (j) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by Victory Capital under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (k) At July 31, 2019, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

    (l) Payment-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (m)  All of the coupon is PIK.

    (n) The security, or a portion thereof, was out on loan as of July 31, 2019.

    (o) Security deemed illiquid by Victory Capital, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (p) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (q) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

    (r) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (s) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (t) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or
         FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs'

================================================================================

40  | USAA HIGH INCOME FUND

================================================================================

         obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (u)  Non-income-producing security.

    (v) Restricted security that is not registered under the Securities Act of 1933.

    (w) Rate represents the money market fund annualized seven-day yield at July 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
      (including securities on loan of $12,156) (cost of $2,150,336)                        $2,148,289
   Cash                                                                                          7,785
   Receivables:
      Capital shares sold                                                                          843
      Victory Capital (Note 8)                                                                      10
      Dividends and interest                                                                    31,099
      Securities sold                                                                           18,044
      Other                                                                                         68
                                                                                            ----------
         Total assets                                                                        2,206,138
                                                                                            ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                          12,807
      Securities purchased                                                                      49,140
      Capital shares redeemed                                                                    1,099
   Accrued administration and servicing fees                                                       233
   Accrued management fees                                                                         909
   Accrued transfer agent's fees                                                                   205
   Other accrued expenses and payables                                                             200
                                                                                            ----------
         Total liabilities                                                                      64,593
                                                                                            ----------
            Net assets applicable to capital shares outstanding                             $2,141,545
                                                                                            ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                          $2,229,203
   Accumulated loss                                                                            (87,658)
                                                                                            ----------
            Net assets applicable to capital shares outstanding                             $2,141,545
                                                                                            ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,212,711/153,383
         capital shares outstanding, no par value)                                          $     7.91
                                                                                            ==========
      Institutional Shares (net assets of $913,599/115,697
         capital shares outstanding, no par value)                                          $     7.90
                                                                                            ==========
      Adviser Shares (net assets of $10,021/1,265
         capital shares outstanding, no par value)                                          $     7.93
                                                                                            ==========
      R6 Shares (net assets of $5,214/660 capital shares
         outstanding, no par value)                                                         $     7.90
                                                                                            ==========

See accompanying notes to financial statements.

================================================================================

42  | USAA HIGH INCOME FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $26)                                         $   15,221
   Interest                                                                                    126,947
   Securities lending (net)                                                                      1,290
                                                                                            ----------
      Total income                                                                             143,458
                                                                                            ----------
EXPENSES
   Management fees                                                                              11,308
   Administration and servicing fees:
      Fund Shares                                                                                1,779
      Institutional Shares                                                                         915
      Adviser Shares                                                                                15
      R6 Shares                                                                                      2
   Transfer agent's fees:
      Fund Shares                                                                                1,584
      Institutional Shares                                                                         915
      Adviser Shares                                                                                 7
      R6 Shares                                                                                      1
   Distribution and service fees (Note 8):
      Adviser Shares                                                                                25
   Custody and accounting fees:
      Fund Shares                                                                                  198
      Institutional Shares                                                                         150
      Adviser Shares                                                                                 2
      R6 Shares                                                                                      1
   Postage:
      Fund Shares                                                                                   69
      Institutional Shares                                                                         107
   Shareholder reporting fees:
      Fund Shares                                                                                   34
      Institutional Shares                                                                          14
   Trustees' fees                                                                                   37

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

   Registration fees:
      Fund Shares                                                                           $       35
      Institutional Shares                                                                          30
      Adviser Shares                                                                                18
      R6 Shares                                                                                     18
   Professional fees                                                                               108
   Other                                                                                            32
                                                                                            ----------
             Total expenses                                                                     17,404
                                                                                            ----------
   Expenses reimbursed:
      Adviser Shares                                                                               (21)
      R6 Shares                                                                                    (15)
                                                                                            ----------
             Net expenses                                                                       17,368
                                                                                            ----------
NET INVESTMENT INCOME                                                                          126,090
                                                                                            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain (loss) on
      Unaffiliated transactions                                                                (16,512)
      Affiliated transactions (Note 5)                                                           9,753
      Futures transactions                                                                        (692)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                              (20,708)
      Futures contracts                                                                            (68)
                                                                                            ----------
             Net realized and unrealized loss                                                  (28,227)
                                                                                            ----------
   Increase in net assets resulting from operations                                         $   97,863
                                                                                            ==========

See accompanying notes to financial statements.

================================================================================

44  | USAA HIGH INCOME FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

-------------------------------------------------------------------------------------------------------

                                                                             2019                  2018
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                               $  126,090            $  128,287
   Net realized loss on investments                                        (6,759)               (3,914)
   Net realized loss on futures transactions                                 (692)               (5,520)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                         (20,708)              (60,046)
      Futures contracts                                                       (68)                  158
                                                                       --------------------------------
      Increase in net assets resulting from operations                     97,863                58,965
                                                                       --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
      Fund Shares                                                         (71,053)              (70,436)
      Institutional Shares                                                (55,401)              (57,110)
      Adviser Shares                                                         (574)                 (555)
      R6 Shares                                                              (315)                 (304)
                                                                       --------------------------------
         Distributions to shareholders                                   (127,343)             (128,405)
                                                                       --------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 7)
   Fund Shares                                                             21,580                20,277
   Institutional Shares                                                   (39,909)               25,850
   Adviser Shares                                                             145                   232
   R6 Shares                                                                  221                    39
                                                                       --------------------------------
      Total net increase (decrease) in net assets from
         capital share transactions                                       (17,963)               46,398
                                                                       --------------------------------
   Net decrease in net assets                                             (47,443)              (23,042)

NET ASSETS
   Beginning of year                                                    2,188,988             2,212,030
                                                                       --------------------------------
   End of year                                                         $2,141,545            $2,188,988
                                                                       ================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA High Income Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to provide an attractive total return primarily through high current income and secondarily through capital appreciation.

The Fund consists of four classes of shares: High Income Fund Shares (Fund Shares), High Income Fund Institutional Shares (Institutional Shares), High Income Fund Adviser Shares (Adviser Shares), and High Income Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms,

================================================================================

46  | USAA HIGH INCOME FUND

================================================================================

investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by an affiliate fund participating in a fund-of-funds investment strategy (affiliated funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services
(SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc., a global investment management firm headquartered in Cleveland, Ohio (the Transaction) on July 1, 2019. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Pricing and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated bid or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

        Effective July 1, 2019 the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S. listed equities and the average of the bid and asked prices is used for foreign listed equities. Actively traded equity securities listed on a domestic exchange

================================================================================

48  | USAA HIGH INCOME FUND

================================================================================

        generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale on the prior trading date.

    8.  Options are valued by a pricing service at the bid and ask price.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include debt securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value. Level 2 securities include equity securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or

================================================================================

50  | USAA HIGH INCOME FUND

================================================================================

    liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of

================================================================================

52  | USAA HIGH INCOME FUND

================================================================================

    assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

G. REDEMPTION FEES - All share classes held in the Fund less than 180 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. Effective July 1, 2019 the Fund will no longer charge redemption fees. For the period from August 1, 2018 to June 30, 2019, the Fund Shares, Institutional Shares and Adviser Shares charged redemption fees of $18,000, $1,000, less than $500 respectively. The R6 Shares did not charge any redemption fees.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility, with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15%. Each fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

For the period July 1, 2019 to July 31, 2019, the Fund paid Citibank facility fees of 1,000, which represents 1.5% of the total fees paid to Citibank by the funds of the Trusts. The Fund had no borrowings under this agreement during the period July 1, 2019 to July 31, 2019. Effective July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation (CAPCO) terminated. For the period from August 1, 2018 to June 30, 2019, the Fund paid CAPCO facility fees of $17,000, which represents 2.6% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the period from August 1, 2018 to June 30, 2019.

(3) INTERFUND LENDING

Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the U.S. Securities and Exchange Commission (SEC) in March 2017 (the Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility

================================================================================

54  | USAA HIGH INCOME FUND

================================================================================

allows each fund to directly lend and borrow money to or from certain other affiliated funds relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. For the period July 1, 2019 to July 31, 2019, the Fund did not lend.

(4) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2019, and 2018, was as follows:

                                                    2019                 2018
                                               ---------------------------------
Ordinary income*                               $127,343,000         $128,405,000

As of July 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $  1,700,000
Accumulated capital and other losses                                 (86,570,000)
Unrealized depreciation of investments                                (2,315,000)

* Includes short-term realized capital gains, if any, which are taxable as ordinary income

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT basis, perpetual bond, defaulted bond and hybrid interest accrual.

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2019, the Fund had net capital loss carryforwards of $86,570,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                            CAPITAL LOSS CARRYFORWARDS
                     ---------------------------------------
                                   TAX CHARACTER
                     ---------------------------------------
                     (NO EXPIRATION)               BALANCE
                     --------------             ------------
                     Short-Term                 $(13,619,000)
                     Long-Term                   (72,951,000)
                                                ------------
                         Total                  $(86,570,000)
                                                ============

TAX BASIS OF INVESTMENTS - At July 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                 NET
                                         GROSS              GROSS             UNREALIZED
                                       UNREALIZED         UNREALIZED         APPRECIATION/
FUND                  TAX COST        APPRECIATION       DEPRECIATION       (DEPRECIATION)
------------------------------------------------------------------------------------------
USAA High
  Income Fund      $2,150,604,000     $110,956,000      $(113,271,000)       $(2,315,000)

(5) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2019, were $688,973,000 and $622,003,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended July 31, 2019 were as follows:

    PURCHASES                 SALES                     NET REALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
   $9,200,000              $97,138,000                        $9,753,000

================================================================================

56  | USAA HIGH INCOME FUND

================================================================================

(6) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At July 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                    NON-CASH COLLATERAL             CASH COLLATERAL
--------------------------------------------------------------------------------
   $12,156,000                          $-                       $12,807,000

(7) CAPITAL SHARE TRANSACTIONS

At July 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated fund-of-funds as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                 YEAR ENDED                         YEAR ENDED
                                               JULY 31, 2019                      JULY 31, 2018
    -------------------------------------------------------------------------------------------------
                                           SHARES           AMOUNT           SHARES           AMOUNT
                                          -----------------------------------------------------------
    FUND SHARES:
    Shares sold                            26,154         $ 205,681          28,387         $ 231,121
    Shares issued from reinvested
      dividends                             8,428            66,013           8,071            65,364
    Shares redeemed**                     (31,952)         (250,114)        (34,005)         (276,208)
                                          -----------------------------------------------------------
    Net increase from capital
      share transactions                    2,630         $  21,580           2,453         $  20,277
                                          ===========================================================
    INSTITUTIONAL SHARES:
    Shares sold                             9,714         $  76,300          14,057         $ 114,252
    Shares issued from reinvested
      dividends                             6,820            53,355           6,800            55,026
    Shares redeemed**                     (21,566)         (169,564)        (17,670)         (143,428)
                                          -----------------------------------------------------------
    Net increase (decrease) from
      capital share transactions           (5,032)        $ (39,909)          3,187         $  25,850
                                          ===========================================================
    ADVISER SHARES:
    Shares sold                               118         $     926             177         $   1,443
    Shares issued from reinvested
      dividends                                32               255              30               242
    Shares redeemed**                        (133)           (1,036)           (178)           (1,453)
                                          -----------------------------------------------------------
    Net increase from capital
      share transactions                       17         $     145              29         $     232
                                          ===========================================================
    R6 SHARES:
    Shares sold                                31         $     243               5         $      39
    Shares issued from reinvested
      dividends                                 1                 9               -*                -*
    Shares redeemed**                          (4)              (31)             (-)*              (-)*
                                          -----------------------------------------------------------
    Net increase from capital
      share transactions                       28         $     221               5         $      39
                                          ===========================================================

    * Represents less than 500 shares or $500.

    ** Net of redemption fees, if any.

================================================================================

58  | USAA HIGH INCOME FUND

================================================================================

(8) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2019, the Fund had no subadviser(s).

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper High Yield Bond Funds Index. The Lipper High Yield Bond Funds Index tracks the total return performance of funds within the Lipper High Yield Funds category.

The performance period for each class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 20 to 50                                +/- 4
    +/- 51 to 100                               +/- 5
    +/- 101 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper High Yield Bond Funds Index over that period, even if the class had overall negative returns during the performance period.

Under the investment advisory agreement with the Manager that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

For the period from August 1, 2018 to June 30, 2019, the Fund incurred management fees, paid or payable to AMCO, of $10,399,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $378,000, $350,000, $2,000, and less than $500, respectively. For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares, the performance adjustments were 0.03%, 0.04%, 0.02%, and less than 0.01%, respectively. For the period July 1, 2019 to July 31, 2019 the Fund incurred management fees, paid or payable to Victory Capital of $909,000, which included no performance adjustments.

ADMINISTRATION AND SERVICING FEES - Effective July 1, 2019, Victory Capital is obligated on a continuous basis to provide administrative services to the Fund. The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares and Adviser Shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. For the period from August 1, 2018 to June 30, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the AMCO, of $1,625,000, $837,000,

================================================================================

60  | USAA HIGH INCOME FUND

================================================================================

$14,000, and $2,000, respectively. For the period July 1, 2019 to July 31, 2019 the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees by Victory Capital, paid or payable to Victory Capital of $154,000, $78,000, $1,000, and less than $500, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

Effective July 1, 2019, these services are covered under a Compliance Services Agreement between the Trust and Victory Capital. For the period from August 1, 2018 to June 30, 2019, the Fund reimbursed AMCO $7,000 for these compliance and legal services. For the period from July 1, 2019 to July 31, 2019, the Fund's portion of fees paid to Victory Capital under the Compliance Service Agreement was $1,000. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - Effective July 1, 2019, the Manager has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.83% of the Fund Shares, 0.73% of the Institutional Shares, 1.00% of the Adviser Shares, and 0.65% of the R6 Shares, through at least June 30, 2021. The Manager is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This waiver agreement may only be terminated by the Fund's Board of Trustees. Prior to July 1, 2019, AMCO agreed to limit the total annual operating expenses of the Adviser Shares and R6 Shares to 1.00% and 0.65%, respectively, of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares and R6 Shares for all expenses in excess of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

those amounts. For the period from August 1, 2018 to June 30, 2019, the Adviser Shares and R6 Shares incurred reimbursable expenses from AMCO of $14,000, and $12,000. For the period July 1, 2019 to July 31, 2019, the Adviser Shares and R6 Shares incurred reimbursable expenses of $7,000, and $3,000, respectively, all of which was receivable from the Manager.

TRANSFER AGENT'S FEES - Victory Capital Transfer Agency, Inc. (VCTA), (formerly, USAA Shareholder Account Services (SAS)) provides transfer agency services to the Fund. VCTA, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average daily net assets, plus out-of-pocket expenses. For the year ended July 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to VCTA, of $1,584,000, $915,000, $7,000, and $1,000, respectively.

DISTRIBUTION AND SERVICE (12b-1) FEES - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the Manager for exclusive distribution of the Fund's shares on a continuing best effort basis. Prior to July 1, 2019, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares paid fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. Prior to July 1, 2019, IMCO paid all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the period from August 1, 2018 to June 30, 2019, the Adviser Shares incurred distribution and service (12b-1) fees, of $23,000. For the period July 1, 2019 to July 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees, of $2,000.

================================================================================

62  | USAA HIGH INCOME FUND

================================================================================

UNDERWRITING SERVICES - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best effort basis. This agreement provides that VCA receive no fee or other compensation for such distribution services, but may receive 12b-1 fees with respect to Adviser Shares. Prior to July 1, 2019, IMCO provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(9) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other affiliated funds in which the affiliated fund-of-funds invest. The fund-of-funds do not invest in the underlying affiliated funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed on usaa.com. As of July 31, 2019, the fund-of-funds owned the following percentages of the total outstanding shares of the Fund:


AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.3
Target Retirement Income                                                0.4
Target Retirement 2020                                                  0.7
Target Retirement 2030                                                  1.3
Target Retirement 2040                                                  1.1
Target Retirement 2050                                                  0.1
Target Retirement 2060                                                  0.0*

*Represents less than 0.1%.

Effective July 1, 2019, Victory Capital replaced AMCO as the Fund's investment adviser and began managing the Fund. Prior to July 1, 2019, AMCO was indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager has determined there is no significant impact on the Fund's financial statements and various filings.

(11) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

64 | USAA HIGH INCOME FUND

================================================================================

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 is effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard will have no significant impact on the financial statements and reporting disclosures of the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED JULY 31,
                                 --------------------------------------------------------------------------
                                       2019            2018            2017            2016            2015
                                 --------------------------------------------------------------------------
Net asset value at
  beginning of period            $     8.01      $     8.27      $     7.90      $     8.17      $     8.91
                                 --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .47             .47             .47             .48             .47
  Net realized and unrealized
    gain (loss)                        (.10)           (.26)            .37            (.28)           (.68)
                                 --------------------------------------------------------------------------
Total from investment
  operations                            .37             .21             .84             .20            (.21)
                                 --------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.47)           (.47)           (.47)           (.47)           (.47)
  Realized capital gains                  -               -               -               -            (.06)
                                 --------------------------------------------------------------------------
Total distributions                    (.47)           (.47)           (.47)           (.47)           (.53)
                                 --------------------------------------------------------------------------
Redemption fees added to
  benefical interests(a)                .00             .00             .00             .00             .00
                                 --------------------------------------------------------------------------
Net asset value at
  end of period                  $     7.91      $     8.01      $     8.27      $     7.90      $     8.17
                                 ==========================================================================
Total return (%)*                      4.85            2.65           10.92            2.95           (2.42)
Net assets at end of
  period (000)                   $1,212,711      $1,207,790      $1,225,990      $1,105,081      $1,322,058
Ratios to average daily
  net assets:**
  Expenses (%)(b)                       .85(c)          .81             .83             .82             .89
  Expenses, excluding
    reimbursements (%)(b)               .85             .81             .83             .82             .89
  Net investment income (%)            5.93            5.79            5.80            6.22            5.46
Portfolio turnover (%)                   31              22              21              36              16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $1,186,080,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Fund Shares to 0.83% of the Fund Shares' average daily net assets.

================================================================================

66  | USAA HIGH INCOME FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED JULY 31,
                                   -----------------------------------------------------------------------
                                       2019            2018            2017            2016           2015
                                   -----------------------------------------------------------------------
Net asset value at
  beginning of period              $   8.00        $   8.26        $   7.90        $   8.16       $   8.91
                                   ------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                 .47             .48             .48             .48            .48
  Net realized and unrealized
    gain (loss)                        (.09)           (.26)            .36            (.26)          (.69)
                                   ------------------------------------------------------------------------
Total from investment
  operations                            .38             .22             .84             .22           (.21)
                                   ------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.48)           (.48)           (.48)           (.48)          (.48)
  Realized capital gains                  -               -               -               -           (.06)
                                   ------------------------------------------------------------------------
Total distributions                    (.48)           (.48)           (.48)           (.48)          (.54)
                                   ------------------------------------------------------------------------
Redemption fees added
  to benefical interests(a)             .00             .00             .00             .00            .00
                                   ------------------------------------------------------------------------
Net asset value at
  end of period                    $   7.90        $   8.00        $   8.26        $   7.90       $   8.16
                                   =======================================================================
Total return (%)*                      4.94            2.74           10.89            3.19          (2.44)
Net assets at end of
  period (000)                     $913,599        $966,124        $970,767        $990,980       $811,060
Ratios to average daily
  net assets:**
  Expenses (%)(b)                       .78(c)          .72             .75             .71            .80
  Expenses, excluding
    reimbursements (%)(b)               .78             .72             .75             .71            .80
  Net investment income (%)            6.00            5.88            5.89            6.32           5.55
Portfolio turnover (%)                   31              22              21              36             16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $914,725,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.73% of the Institutional Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  67

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED JULY 31,
                                    -----------------------------------------------------------------------
                                       2019            2018            2017            2016            2015
                                    -----------------------------------------------------------------------
Net asset value at
  beginning of period               $  8.03         $  8.28         $  7.92          $ 8.18         $  8.92
                                    -----------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                 .46             .46             .46             .44             .45
  Net realized and unrealized
    gain (loss)                        (.10)           (.26)            .35            (.25)           (.69)
                                    -----------------------------------------------------------------------
Total from investment
  operations                            .36             .20             .81             .19            (.24)
                                    -----------------------------------------------------------------------
Less distributions from:
  Net investment income                (.46)           (.45)           (.45)           (.45)           (.45)
  Realized capital gains                  -               -               -               -            (.06)
                                    -----------------------------------------------------------------------
Total distributions                    (.46)           (.45)           (.45)           (.45)           (.51)
                                    -----------------------------------------------------------------------
Redemption fees added to
  benefical interests                   .00(a)          .00(a)          .00(a)          .00(a)          .01
                                    -----------------------------------------------------------------------
Net asset value at
  end of period                     $  7.93         $  8.03         $  8.28          $ 7.92         $  8.18
                                    =======================================================================
Total return (%)*                      4.69            2.55           10.49            2.73           (2.67)
Net assets at
  end of period (000)               $10,021         $10,019         $10,096          $9,183         $12,545
Ratios to average daily
  net assets:**
  Expenses (%)(b)                      1.00(f)         1.02(c)         1.08(d)         1.15            1.16(e)
  Expenses, excluding
    reimbursements (%)(b)              1.21            1.13            1.15            1.19            1.21
  Net investment income (%)            5.78            5.58            5.55            5.88            5.19
Portfolio turnover (%)                   31              22              21              36              16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were $9,835,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Prior to December 1, 2017, AMCO voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.05% of the Adviser Shares' average daily net assets.
(d) Prior to December 1, 2016, AMCO voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.15% of the Adviser Shares' average daily net assets.
(e) Prior to December 1, 2014, AMCO voluntarily agreed to limit the annual expense of the Adviser Shares to 1.20% of the Adviser Shares' average daily net assets.
(f) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.00% of the Adviser Shares' average daily net assets.

================================================================================

68  | USAA HIGH INCOME FUND

================================================================================

R6 SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                         PERIOD ENDED
                                                          YEAR ENDED JULY 31,               JULY 31,
                                                    -------------------------------------------------
                                                      2019              2018                  2017***
                                                    -------------------------------------------------
Net asset value at beginning of period              $ 8.01            $ 8.26                $ 7.98
                                                    ----------------------------------------------
Income (loss) from investment operations:
  Net investment income                                .48               .48                   .32
  Net realized and unrealized gain (loss)             (.10)             (.25)                  .28
                                                    ----------------------------------------------
Total from investment operations                       .38               .23                   .60
                                                    ----------------------------------------------
Less distributions from:
  Net investment income                               (.49)             (.48)                 (.32)
                                                    ----------------------------------------------
Net asset value at end of period                    $ 7.90            $ 8.01                $ 8.26
                                                    ==============================================
Total return (%)*                                     4.95              2.94                  7.64
Net assets at end of period (000)                   $5,214            $5,055                $5,177
Ratios to average daily net assets:**
  Expenses (%)(a)                                      .65(c)            .65                   .65(b)
  Expenses, excluding reimbursements (%)(a)            .96               .92                  1.26(b)
  Net investment income (%)                           6.13              5.95                  5.88(b)
Portfolio turnover (%)                                  31                22                    21

   * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
  ** For the year ended July 31, 2019, average daily net assets were $5,063,000. *** R6 Shares commenced operations on December 1, 2016.
 (a) Does not include acquired fund fees, if any.
 (b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
 (c) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the R6 Shares to 0.65% of the R6 Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  69

================================================================================

EXPENSE EXAMPLE

July 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2019, through July 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of

================================================================================

70  | USAA HIGH INCOME FUND

================================================================================

investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING                ENDING              DURING PERIOD*
                                        ACCOUNT VALUE           ACCOUNT VALUE         FEBRUARY 1, 2019 -
                                       FEBRUARY 1, 2019         JULY 31, 2019           JULY 31, 2019
                                       -----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $1,051.40                $4.22

Hypothetical
 (5% return before expenses)                1,000.00               1,020.68                 4.16

INSTITUTIONAL SHARES
Actual                                      1,000.00               1,051.80**               3.87**

Hypothetical
 (5% return before expenses)                1,000.00               1,021.03**               3.81**

ADVISER SHARES
Actual                                      1,000.00               1,050.40                 5.08

Hypothetical
 (5% return before expenses)                1,000.00               1,019.84                 5.01

R6 SHARES
Actual                                      1,000.00               1,051.00                 3.31

Hypothetical
 (5% return before expenses)                1,000.00               1,021.57                 3.26

*Expenses are equal to the annualized expense ratio of 0.83% for Fund Shares, 0.76% for Institutional Shares, 1.00% for Adviser Shares, and 0.65% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days for Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 5.14% for Fund Shares, 5.18% for Institutional Shares, 5.04% for Adviser Shares, and 5.10% for R6 Shares, for the six-month period of February 1, 2019, through July 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  71

================================================================================

**The Fund's annualized expense ratio of 0.76% for Institutional Shares above reflects a change effective July 1, 2019, to implement the Manager's expense limitation of 0.73% for the Institutional Shares average annual net assets. Had the expense limitation of 0.73% for the Institutional Shares, which is net of expenses paid indirectly, been in effect for the entire six-month period of February 1, 2019, through July 31, 2019, the values in the table above would be as shown below.

                                                                                       EXPENSES PAID
                                          BEGINNING                ENDING              DURING PERIOD*
                                        ACCOUNT VALUE           ACCOUNT VALUE         FEBRUARY 1, 2019 -
                                       FEBRUARY 1, 2019         JULY 31, 2019           JULY 31, 2019
                                       -----------------------------------------------------------------
INSTITUTIONAL SHARES
Actual                                     $1,000.00              $1,051.80                 $3.71

Hypothetical
 (5% return before expenses)                1,000.00               1,021.17                  3.66

================================================================================

72  | USAA HIGH INCOME FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

================================================================================

Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in

================================================================================

74  | USAA HIGH INCOME FUND

================================================================================

response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at

================================================================================

                                                     ADVISORY AGREEMENT(S) |  75

================================================================================

       least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

76  | USAA HIGH INCOME FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o  With the exception of the USAA S&P 500 Index Fund, USAA Extended
       Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target
   Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  77

================================================================================

       enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services

================================================================================

78  | USAA HIGH INCOME FUND

================================================================================

currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  79

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored

================================================================================

80  | USAA High Income Fund

================================================================================

and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected

================================================================================

                                                     ADVISORY AGREEMENT(S) |  81

================================================================================

in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory

================================================================================

82  | USAA HIGH INCOME FUND

================================================================================

Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  83

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

================================================================================

84  | USAA HIGH INCOME FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND AMCO)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the
(i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019.

At an in-person meeting of the Board of Trustees (the "Board") held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Advisory Agreement between the Trust and AMCO with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and AMCO, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding AMCO's revenues and costs of providing services to the Fund and compensation paid to affiliates of AMCO; and (iii) information about AMCO's

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Eff ective July 1, 2019, upon the closing of the transaction whereby AMCO acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and AMCO and the Sub-advisory Agreement with the Subadviser terminated and the new investment advisory agreement between the Trust and Victory Capital went into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are discussed above. Effective June 30, 2019, the Subadviser no longer manages any portion of the Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  85

================================================================================

operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by AMCO. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and AMCO's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to AMCO is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by AMCO under the Advisory Agreement, the Board reviewed information provided by AMCO relating to its operations and personnel. The Board also took into account its knowledge of AMCO's management and the quality of the performance of AMCO's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to AMCO and the services provided to the

================================================================================

86  | USAA HIGH INCOME FUND

================================================================================

Fund by AMCO under the Advisory Agreement, as well as other services provided by AMCO and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, AMCO and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by AMCO in connection with the services provided to the Fund including ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered AMCO's management style and the performance of AMCO's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of AMCO, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including AMCO's process for monitoring "best execution," also was considered. AMCO's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered AMCO's risk management processes. The Board considered AMCO's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of AMCO and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by AMCO and its affiliates, including AMCO's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of AMCO's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratios of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third

================================================================================

                                                     ADVISORY AGREEMENT(S) |  87

================================================================================

party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and equal to the median of its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and equal to the median of its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by AMCO and its affiliates, including the high quality of services received by the Fund from the AMCO. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-year period ended December 31, 2018, was above the average of its performance universe and its Lipper index for the three- and ten-year periods ended December 31, 2018, and was above the average of its performance universe and below its Lipper index for the five-year period ended

================================================================================

88  | USAA HIGH INCOME FUND

================================================================================

December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2018, was in the top 15% of its performance universe for the three- and ten-year periods ended December 31, 2018, and was in the top 45% of its performance universe for the five-year period ended December 31, 2018. The Board took into account management's discussion of the Fund's performance, including the impact of market conditions on the Fund's recent performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for AMCO's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of AMCO's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to AMCO, the Board also considered the fact that AMCO and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to AMCO from its relationship with the Trust, including that AMCO may derive reputational and other benefits from its association with the Fund. The Trustees recognized that AMCO should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also took into account management's discussion of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  89

================================================================================

The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with AMCO, among others: (i) AMCO has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) AMCO maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO; and (v) AMCO's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by AMCO and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

90  | USAA HIGH INCOME FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the "Board") of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information ("SAI").

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  91

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Director of USAA Investment Management Company (IMCO) (09/09-present); Chairman of Board of IMCO (4/13-present); President and Director of USAA Shareholder Account Services
(SAS) (10/09-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director and Vice Chairman of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Chairman of Board of ICORP (12/31-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); Chairman of Board of FAI (3/15-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

92  | USAA HIGH INCOME FUND

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  93

================================================================================

Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as

================================================================================

94  | USAA HIGH INCOME FUND

================================================================================

an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  95

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

96  | USAA HIGH INCOME FUND

================================================================================

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

    (1) Indicates the Trustee was an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  97

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-06/30/19); Assistant Treasurer,

================================================================================

98  | USAA HIGH INCOME FUND

================================================================================

USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Director, Accounting and Finance, Victory Capital Management Inc.
(7/1/19-present); Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-06/30/19).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  99

================================================================================

TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers, Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency, Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     111 West Houston St., Suite 1901
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Victory Capital Management Inc.'s proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

================================================================================

                                                                  --------------
        9800 Fredericksburg Road                                     PRSRT STD
        San Antonio, TX 78288                                       U.S. Postage
                                                                       PAID
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
    >>  Secure
    >>  Saves Time
    >>  Good for the Environment

Sign up today for online document delivery at usaa.com/UDO

                                                         [LOGO OF RECYCLE PAPER]
                                                                   10%

================================================================================
40052-0919


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                   JULY 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Income Fund

      FUND             INSTITUTIONAL             ADVISER                  R6
     SHARES               SHARES                 SHARES                 SHARES
      USAIX               UIINX                   UINCX                 URIFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

". . . NOW MAY BE AN OPPORTUNE TIME FOR
INVESTORS TO ENSURE THAT THEIR PORTFOLIOS ARE WELL [PHOTO OF BROOKS ENGLEHARDT] DIVERSIFIED AND THAT THEIR OVERALL ALLOCATION IS
APPROPRIATE FOR THEIR PARTICULAR RISK APPETITE."

--------------------------------------------------------------------------------

SEPTEMBER 2019

Although the bull market in equities has continued running, it was not without a few missteps. Trade turmoil, questions surrounding global economic growth, changing monetary policy, and geopolitical disputes have all led to increased volatility. But through it all, domestic stocks, as measured by the S&P 500(R) Index, still managed an annual return of approximately 8% for the 12-month period ended July 31, 2019.

Given the sometimes dire news flow and ample cross-currents, it's no surprise that volatility returned to the market. On one hand, the U.S. economy continues to look good. The unprecedented streak of job creation has continued uninterrupted, and unemployment is bouncing along historic lows at 3.7%. The consumer remains resilient and inflation is tepid. On the flip side, however, U.S. trade policy seems to be evolving, with new tariffs threatened and implemented. The markets generally dislike this type of trade turmoil and uncertainty, and the ongoing tensions between the United States and China (and other trading partners) threaten to upend global supply chains and hinder economic growth.

It's not just the stock market that has been dealing with volatility. The bond market also has experienced volatility, due largely to the U.S. Federal Reserve's (the "Fed") famous "pivot" in late 2018. Against the backdrop of rapidly falling equities in the fourth quarter of 2018, the Fed signaled that its next policy move would be to lower--not increase--short-term interest rates. This immediately altered the yield environment.

Meanwhile, the U.S. Treasury yield curve continued to flatten and, in fact, inverted--whereby shorter-term yields became higher than longer-term

================================================================================

================================================================================

yields. Such a yield-curve inversion is a worrying sign as it sometimes, but not always, portends to a recession.

Although we are not predicting a recession, we must acknowledge that risks have increased for an economic slowdown. Given that the current run in stocks is more than a decade old, it's important for investors to keep perspective that the bull market cannot continue forever. Therefore, now may be an opportune time for investors to ensure that their portfolios are well diversified and that their overall allocation is appropriate for their particular risk appetite.

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc., ("Victory Holdings"), a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). In connection with the Transaction, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019, and Victory Capital became the investment adviser to each USAA Mutual Fund. On the following pages, you will find information relating to your USAA Investments, which is now a Victory Capital Investment Franchise. If you have any questions about your investments, we encourage you to engage your financial advisor or else contact us directly at 800-235-8396 or visit usaa.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we value the opportunity to help you meet your investment goals.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                    11

FINANCIAL INFORMATION

   Distributions to Shareholders                                              12

   Report of Independent Registered
     Public Accounting Firm                                                   13

   Portfolio of Investments                                                   14

   Notes to Portfolio of Investments                                          53

   Financial Statements                                                       59

   Notes to Financial Statements                                              63

   Financial Highlights                                                       84

EXPENSE EXAMPLE                                                               88

ADVISORY AGREEMENT(S)                                                         91

TRUSTEES' AND OFFICERS' INFORMATION                                          109

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY VICTORY CAPITAL MANAGEMENT INC. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Investments, A Victory Capital Investment Franchise

    JULIANNE BASS, CFA                         R. NEAL GRAVES, CFA, CPA
    KURT DAUM, JD                              BRIAN W. SMITH, CFA, CPA
    JAMES F. JACKSON JR., CFA                  JOHN SPEAR, CFA

--------------------------------------------------------------------------------

o WHAT WERE MARKET CONDITIONS DURING THE 12-MONTH REPORTING PERIOD ENDED JULY 31, 2019?

When the reporting period started in August 2018, investors expected the U.S. Federal Reserve (the "Fed") to continue raising short-term interest rates into 2019. This outlook changed in November 2018, as investors grew concerned about a potential trade war between the United States and China, uncertainty related to the United Kingdom's exit from the European Union, slowing global economic growth, a stronger U.S. dollar, and the possibility of a U.S. government shutdown. Interest rates on maturities of six months and longer began to trend downward, pushing bond prices higher. Investors' concerns persisted into December 2018, which also was notable for the beginning of a U.S. government shutdown that lasted 35 days. Although Fed officials raised short-term interest rates at the December policy meeting, their tone turned more dovish. In March 2019, the Fed left rates unchanged and indicated it would stop its balance sheet runoff earlier than expected. (Since October 2017, the Fed has been trimming its balance sheet by gradually decreasing the reinvestment of maturing holdings of U.S. Treasury and government-sponsored mortgage-backed securities.) These actions, along with the Fed's softer language about the U.S. economy, generally sent interest rates lower, with the market anticipating zero Fed interest rate increases in the 2019 calendar year. In June 2019, Fed policymakers indicated an interest rate cut was possible if the economic outlook weakened. The bond market responded by pricing in an interest

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    rate cut as soon as July 2019. On July 31, 2019, the Fed cut short-term interest rates and said it would end its balance sheet reduction on August 1, 2019, two months earlier than previously announced.

    During the reporting period, U.S. Treasury yields fell along the curve, except those on one-month and three-month maturities, which ended the period higher than they began. The two-year U.S. Treasury yield decreased 80 basis points, while 10-year and 30-year U.S. Treasury yields dropped 95 and 56 basis points, respectively. (A basis point is 1/100th of a percentage point.) Expectations about Fed monetary policy also led to an inversion in the very short end of the curve, with the 10-year U.S. Treasury yield falling below the one-month U.S. Treasury yield. The inversion occurred as the U.S. entered its tenth year of recovery from the financial crisis, with ongoing economic growth and strong employment levels.

                               o U.S. TREASURY YIELD CURVE o

                            [CHART OF U.S. TREASURY YIELD CURVE]

                          YIELD (MID CONVENTIONAL %)               YIELD (CHANGE IN
MATURITY              7/31/19 YIELD          7/31/18 YIELD           BASIS POINTS)
 1M                      1.988                   1.885                     10.2
 3M                      2.062                   2.02                       4.1
 6M                      2.067                   2.191                    -12.4
 1Y                      1.985                   2.409                    -42.4
 2Y                      1.872                   2.669                    -79.7
 3Y                      1.826                   2.766                      -94
 5Y                      1.827                   2.848                   -102.1
 7Y                      1.913                   2.925                   -101.1
10Y                      2.014                    2.96                    -94.5
30Y                      2.525                   3.082                    -55.7

                                     [END CHART]

                             Source: Bloomberg Finance L.P.

================================================================================

2  | USAA INCOME FUND

================================================================================

    With the exception of high-yield spreads, credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) ended the reporting period largely unchanged. AAA and BBB spreads widened by four and two basis points, respectively. AA spreads were flat, while A spreads tightened by eight basis points. High-yield spreads widened by 35 basis points. (Spreads are generally considered an indication of risk; the wider the spread, the greater the perceived risk.)

               o BLOOMBERG BARCLAYS U.S. AGGREGATE CREDIT INDEX o

                         AVERAGE OPTION ADJUSTED SPREAD

            [CHART OF BLOOMBERG BARCLAYS U.S. AGGREGATE CREDIT INDEX]

                                                              AVERAGE OPTION
DATE                                                          ADJUSTED SPREAD
 7/31/2018                                                         1.03
  8/1/2018                                                         1.03
  8/2/2018                                                         1.03
  8/3/2018                                                         1.03
  8/6/2018                                                         1.03
  8/7/2018                                                         1.02
  8/8/2018                                                         1.03
  8/9/2018                                                         1.04
 8/10/2018                                                         1.07
 8/13/2018                                                         1.07
 8/14/2018                                                         1.06
 8/15/2018                                                         1.07
 8/16/2018                                                         1.06
 8/17/2018                                                         1.06
 8/20/2018                                                         1.06
 8/21/2018                                                         1.06
 8/22/2018                                                         1.07
 8/23/2018                                                         1.07
 8/24/2018                                                         1.07
 8/27/2018                                                         1.06
 8/28/2018                                                         1.06
 8/29/2018                                                         1.06
 8/30/2018                                                         1.07
 8/31/2018                                                         1.08
  9/3/2018                                                         1.08
  9/4/2018                                                         1.08
  9/5/2018                                                         1.09
  9/6/2018                                                         1.08
  9/7/2018                                                         1.07
 9/10/2018                                                         1.07
 9/11/2018                                                         1.06
 9/12/2018                                                         1.05
 9/13/2018                                                         1.04
 9/14/2018                                                         1.03
 9/17/2018                                                         1.03
 9/18/2018                                                         1.02
 9/19/2018                                                         1.02
 9/20/2018                                                         1.01
 9/21/2018                                                            1
 9/24/2018                                                         1.01
 9/25/2018                                                         1.01
 9/26/2018                                                         1.01
 9/27/2018                                                            1
 9/28/2018                                                            1
 10/1/2018                                                            1
 10/2/2018                                                            1
 10/3/2018                                                         0.99
 10/4/2018                                                            1
 10/5/2018                                                            1
 10/9/2018                                                            1
10/10/2018                                                         1.01
10/11/2018                                                         1.02
10/12/2018                                                         1.03
10/15/2018                                                         1.03
10/16/2018                                                         1.03
10/17/2018                                                         1.04
10/18/2018                                                         1.04
10/19/2018                                                         1.05
10/22/2018                                                         1.05
10/23/2018                                                         1.07
10/24/2018                                                         1.08
10/25/2018                                                         1.09
10/26/2018                                                         1.11
10/29/2018                                                         1.11
10/30/2018                                                         1.12
10/31/2018                                                         1.12
 11/1/2018                                                         1.13
 11/2/2018                                                         1.11
 11/5/2018                                                          1.1
 11/6/2018                                                         1.09
 11/7/2018                                                         1.07
 11/8/2018                                                         1.08
 11/9/2018                                                         1.09
11/13/2018                                                         1.13
11/14/2018                                                         1.16
11/15/2018                                                         1.21
11/16/2018                                                         1.21
11/19/2018                                                         1.22
11/20/2018                                                         1.25
11/21/2018                                                         1.23
11/23/2018                                                         1.24
11/26/2018                                                         1.24
11/27/2018                                                         1.25
11/28/2018                                                         1.26
11/29/2018                                                         1.27
11/30/2018                                                         1.29
 12/3/2018                                                         1.28
 12/4/2018                                                         1.31
 12/6/2018                                                         1.36
 12/7/2018                                                         1.35
12/10/2018                                                         1.36
12/11/2018                                                         1.35
12/12/2018                                                         1.32
12/13/2018                                                         1.31
12/14/2018                                                         1.31
12/17/2018                                                         1.32
12/18/2018                                                         1.33
12/19/2018                                                         1.34
12/20/2018                                                         1.37
12/21/2018                                                         1.38
12/24/2018                                                          1.4
12/26/2018                                                          1.4
12/27/2018                                                         1.42
12/28/2018                                                         1.41
12/31/2018                                                         1.43
  1/2/2019                                                         1.44
  1/3/2019                                                         1.47
  1/4/2019                                                         1.45
  1/7/2019                                                         1.43
  1/8/2019                                                         1.41
  1/9/2019                                                         1.38
 1/10/2019                                                         1.38
 1/11/2019                                                         1.37
 1/14/2019                                                         1.37
 1/15/2019                                                         1.37
 1/16/2019                                                         1.35
 1/17/2019                                                         1.33
 1/18/2019                                                         1.29
 1/22/2019                                                         1.29
 1/23/2019                                                         1.27
 1/24/2019                                                         1.26
 1/25/2019                                                         1.24
 1/28/2019                                                         1.24
 1/29/2019                                                         1.23
 1/30/2019                                                         1.23
 1/31/2019                                                         1.21
  2/1/2019                                                         1.19
  2/4/2019                                                         1.18
  2/5/2019                                                         1.16
  2/6/2019                                                         1.17
  2/7/2019                                                         1.19
  2/8/2019                                                         1.19
 2/11/2019                                                         1.19
 2/12/2019                                                         1.18
 2/13/2019                                                         1.17
 2/14/2019                                                         1.19
 2/15/2019                                                         1.18
 2/19/2019                                                         1.18
 2/20/2019                                                         1.18
 2/21/2019                                                         1.17
 2/22/2019                                                         1.17
 2/25/2019                                                         1.16
 2/26/2019                                                         1.16
 2/27/2019                                                         1.16
 2/28/2019                                                         1.14
  3/1/2019                                                         1.13
  3/4/2019                                                         1.13
  3/5/2019                                                         1.13
  3/6/2019                                                         1.14
  3/7/2019                                                         1.15
  3/8/2019                                                         1.16
 3/11/2019                                                         1.15
 3/12/2019                                                         1.14
 3/13/2019                                                         1.14
 3/14/2019                                                         1.14
 3/15/2019                                                         1.13
 3/18/2019                                                         1.12
 3/19/2019                                                         1.12
 3/20/2019                                                         1.13
 3/21/2019                                                         1.11
 3/22/2019                                                         1.12
 3/25/2019                                                         1.12
 3/26/2019                                                         1.11
 3/27/2019                                                         1.12
 3/28/2019                                                         1.12
 3/29/2019                                                         1.13
  4/1/2019                                                         1.12
  4/2/2019                                                         1.12
  4/3/2019                                                         1.11
  4/4/2019                                                          1.1
  4/5/2019                                                         1.09
  4/8/2019                                                         1.09
  4/9/2019                                                         1.08
 4/10/2019                                                         1.08
 4/11/2019                                                         1.06
 4/12/2019                                                         1.04
 4/15/2019                                                         1.04
 4/16/2019                                                         1.03
 4/17/2019                                                         1.04
 4/18/2019                                                         1.04
 4/22/2019                                                         1.05
 4/23/2019                                                         1.04
 4/24/2019                                                         1.04
 4/25/2019                                                         1.04
 4/26/2019                                                         1.04
 4/29/2019                                                         1.04
 4/30/2019                                                         1.04
  5/1/2019                                                         1.05
  5/2/2019                                                         1.06
  5/3/2019                                                         1.06
  5/6/2019                                                         1.07
  5/7/2019                                                         1.08
  5/8/2019                                                         1.08
  5/9/2019                                                          1.1
 5/10/2019                                                          1.1
 5/13/2019                                                         1.12
 5/14/2019                                                         1.11
 5/15/2019                                                         1.12
 5/16/2019                                                         1.11
 5/17/2019                                                         1.11
 5/20/2019                                                         1.11
 5/21/2019                                                         1.11
 5/22/2019                                                         1.12
 5/23/2019                                                         1.15
 5/24/2019                                                         1.15
 5/28/2019                                                         1.16
 5/29/2019                                                         1.19
 5/30/2019                                                         1.17
 5/31/2019                                                          1.2
  6/3/2019                                                         1.22
  6/4/2019                                                         1.21
  6/5/2019                                                          1.2
  6/6/2019                                                          1.2
  6/7/2019                                                          1.2
 6/10/2019                                                         1.18
 6/11/2019                                                         1.17
 6/12/2019                                                         1.18
 6/13/2019                                                         1.19
 6/14/2019                                                         1.19
 6/17/2019                                                         1.19
 6/18/2019                                                         1.17
 6/19/2019                                                         1.16
 6/20/2019                                                         1.13
 6/21/2019                                                         1.11
 6/24/2019                                                          1.1
 6/25/2019                                                         1.11
 6/26/2019                                                          1.1
 6/27/2019                                                          1.1
 6/28/2019                                                         1.09
  7/1/2019                                                         1.07
  7/2/2019                                                         1.08
  7/3/2019                                                         1.07
  7/5/2019                                                         1.07
  7/8/2019                                                         1.07
  7/9/2019                                                         1.07
 7/10/2019                                                         1.07
 7/11/2019                                                         1.07
 7/12/2019                                                         1.06
 7/15/2019                                                         1.06
 7/16/2019                                                         1.06
 7/17/2019                                                         1.07
 7/18/2019                                                         1.07
 7/19/2019                                                         1.06
 7/22/2019                                                         1.06
 7/23/2019                                                         1.04
 7/24/2019                                                         1.03
 7/25/2019                                                         1.02
 7/26/2019                                                         1.02
 7/29/2019                                                         1.02
 7/30/2019                                                         1.03
 7/31/2019                                                         1.03

                                   [END CHART]

o   HOW DID THE USAA INCOME FUND (THE "FUND") PERFORM DURING THE REPORTING
    PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. For the reporting period ended July 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares had total returns of 8.50%, 8.50%, 8.20%, and 8.68%, respectively. This compares to returns of 8.08% for the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index") and 10.11% for the Lipper A Rated Bond Funds Index. At the same time, the Fund Shares, Institutional

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Shares, Adviser Shares, and R6 Shares provided a one-year dividend yield of 3.36%, 3.16%, 3.44%, and 3.53%, respectively, compared to 2.80% for the Lipper A Rated Bond Funds Index.

    Victory Capital Management Inc. (the "Manager" or "Victory Capital") is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    The Fund generated a positive total return and outperformed the Index, driven by price appreciation and to a lesser extent, income generation. As bond prices rose during the reporting period, the Fund's overweight position in corporate bonds, the strongest-performing sector in the fixed income market, bolstered relative returns. The Fund also benefited from its holdings of commercial mortgage-backed securities, asset backed securities, and bank loans. These positive results were offset somewhat by the portfolio's underweights and duration positioning in U.S. Treasury securities and agency mortgage-backed securities. (Duration is a measure of interest-rate sensitivity.) As of July 31, 2019, the Fund's SEC yield was 3.02%. This compares to an SEC yield of 3.57% on July 31, 2018.

    During the reporting period, we continued to build the portfolio bond by bond. We seek ideas where our fundamental understanding of the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually, rather than on the basis of thematic trends. Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Mortgage-backed securities have prepayment, extension, credit, and interest rate risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

================================================================================

4  | USAA INCOME FUND

================================================================================

INVESTMENT OVERVIEW

              o AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/19 o

-----------------------------------------------------------------------------------------------------
                                                                              SINCE*        INCEPTION
                                        1 YEAR       5 YEAR     10 YEAR      INCEPTION        DATE
-----------------------------------------------------------------------------------------------------
Fund Shares                              8.50%        3.59%      5.04%           -                  -
Institutional Shares                     8.50%        3.64%      5.15%           -                  -
Adviser Shares                           8.20%        3.35%         -         3.93%           8/01/10
R6 Shares                                8.68%           -          -         5.04%          12/01/16
Bloomberg Barclays U.S.
  Aggregate Bond Index**
  (reflects no deduction for
  fees, expenses, or taxes)              8.08%        3.04%      3.75%            -                 -
Lipper A Rated Bond Funds
  Index*** (reflects no
  deduction for taxes)                  10.11%        4.11%      5.16%            -                 -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

***The unmanaged Lipper A Rated Bond Funds Index tracks the total return performance of funds within the Lipper Corporate Debt Funds A Rated category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED JULY 31, 2019

--------------------------------------------------------------------------------
             TOTAL RETURN      =       DIVIDEND RETURN      +      PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS         5.04%         =           3.83%            +          1.21%
5 YEARS          3.59%         =           3.50%            +          0.09%
1 YEAR           8.50%         =           3.73%            +          4.77%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED
 JULY 31, 2010-JULY 31, 2019

          [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                                                                      CHANGE IN
                          TOTAL RETURN        DIVIDEND RETURN        SHARE PRICE
7/31/2010                    13.00%                5.24%                 7.76%
7/31/2011                     6.34%                4.23%                 2.11%
7/31/2012                     6.85%                3.94%                 2.91%
7/31/2013                     1.30%                3.51%                -2.21%
7/31/2014                     5.43%                4.02%                 1.41%
7/31/2015                     1.45%                3.44%                -1.99%
7/31/2016                     6.88%                3.72%                 3.16%
7/31/2017                     1.91%                3.40%                -1.49%
7/31/2018                    -0.47%                3.28%                -3.75%
7/31/2019                     8.50%                3.73%                 4.77%

                                     [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA INCOME FUND

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                                                            BLOOMBERG
                               LIPPER A                                                      BARCLAYS
                              RATED BOND                     USAA INCOME                  U.S. AGGREGATE
                              FUNDS INDEX                    FUND SHARES                    BOND INDEX
 7/31/2009                    $10,000.00                     $10,000.00                    $10,000.00
 8/31/2009                     10,121.30                      10,240.00                     10,103.54
 9/30/2009                     10,371.19                      10,429.00                     10,209.68
10/31/2009                     10,455.28                      10,524.00                     10,260.09
11/30/2009                     10,578.87                      10,665.00                     10,392.92
12/31/2009                     10,480.24                      10,615.00                     10,230.47
 1/31/2010                     10,652.53                      10,813.00                     10,386.75
 2/28/2010                     10,683.35                      10,860.00                     10,425.53
 3/31/2010                     10,723.65                      10,896.00                     10,412.71
 4/30/2010                     10,879.49                      11,040.00                     10,521.11
 5/31/2010                     10,880.10                      11,043.00                     10,609.64
 6/30/2010                     11,060.18                      11,171.00                     10,776.02
 7/31/2010                     11,202.86                      11,300.00                     10,890.98
 8/31/2010                     11,400.20                      11,481.00                     11,031.12
 9/30/2010                     11,435.00                      11,559.00                     11,042.88
10/31/2010                     11,456.09                      11,631.00                     11,082.20
11/30/2010                     11,382.10                      11,582.00                     11,018.50
12/31/2010                     11,296.97                      11,481.00                     10,899.68
 1/31/2011                     11,309.46                      11,522.00                     10,912.37
 2/28/2011                     11,388.09                      11,576.00                     10,939.67
 3/31/2011                     11,392.23                      11,610.00                     10,945.71
 4/30/2011                     11,558.44                      11,748.00                     11,084.66
 5/31/2011                     11,701.77                      11,877.00                     11,229.31
 6/30/2011                     11,617.87                      11,850.00                     11,196.43
 7/31/2011                     11,821.00                      12,017.00                     11,374.10
 8/31/2011                     11,886.90                      12,094.00                     11,540.28
 9/30/2011                     11,948.64                      12,087.00                     11,624.23
10/31/2011                     12,050.33                      12,162.00                     11,636.71
11/30/2011                     11,952.36                      12,139.00                     11,626.62
12/31/2011                     12,116.76                      12,270.00                     11,754.40
 1/31/2012                     12,307.64                      12,402.00                     11,857.62
 2/29/2012                     12,358.46                      12,450.00                     11,854.89
 3/31/2012                     12,276.51                      12,440.00                     11,789.94
 4/30/2012                     12,431.09                      12,570.00                     11,920.65
 5/31/2012                     12,556.69                      12,651.00                     12,028.51
 6/30/2012                     12,579.78                      12,669.00                     12,033.22
 7/31/2012                     12,860.24                      12,840.00                     12,199.20
 8/31/2012                     12,889.73                      12,898.00                     12,207.17
 9/30/2012                     12,917.93                      12,983.00                     12,223.97
10/31/2012                     13,008.27                      13,080.00                     12,248.01
11/30/2012                     13,027.84                      13,138.00                     12,267.34
12/31/2012                     12,999.49                      13,129.00                     12,249.87
 1/31/2013                     12,916.83                      13,130.00                     12,164.20
 2/28/2013                     13,006.19                      13,226.00                     12,225.17
 3/31/2013                     13,017.60                      13,264.00                     12,234.93
 4/30/2013                     13,251.26                      13,429.00                     12,358.73
 5/31/2013                     12,919.80                      13,236.00                     12,138.23
 6/30/2013                     12,562.16                      12,947.00                     11,950.47
 7/31/2013                     12,604.80                      13,007.00                     11,966.80
 8/31/2013                     12,496.20                      12,926.00                     11,905.63
 9/30/2013                     12,603.09                      13,035.00                     12,018.34
10/31/2013                     12,785.98                      13,176.00                     12,115.51
11/30/2013                     12,733.72                      13,162.00                     12,070.15
12/31/2013                     12,682.29                      13,105.00                     12,001.94
 1/31/2014                     12,988.65                      13,305.00                     12,179.27
 2/28/2014                     13,124.20                      13,405.00                     12,244.03
 3/31/2014                     13,157.84                      13,415.00                     12,223.17
 4/30/2014                     13,311.77                      13,548.00                     12,326.32
 5/31/2014                     13,499.37                      13,700.00                     12,466.66
 6/30/2014                     13,537.03                      13,744.00                     12,473.10
 7/31/2014                     13,528.70                      13,713.00                     12,441.82
 8/31/2014                     13,741.28                      13,844.00                     12,579.17
 9/30/2014                     13,567.19                      13,746.00                     12,493.76
10/31/2014                     13,716.83                      13,847.00                     12,616.56
11/30/2014                     13,836.96                      13,903.00                     12,706.07
12/31/2014                     13,898.59                      13,877.00                     12,717.98
 1/31/2015                     14,371.43                      14,134.00                     12,984.64
 2/28/2015                     14,105.99                      14,065.00                     12,862.57
 3/31/2015                     14,155.83                      14,104.00                     12,922.28
 4/30/2015                     14,046.02                      14,071.00                     12,875.92
 5/31/2015                     13,944.72                      14,046.00                     12,844.90
 6/30/2015                     13,716.76                      13,858.00                     12,704.83
 7/31/2015                     13,846.80                      13,912.00                     12,793.16
 8/31/2015                     13,735.47                      13,819.00                     12,774.77
 9/30/2015                     13,822.12                      13,858.00                     12,861.18
10/31/2015                     13,888.25                      13,909.00                     12,863.37
11/30/2015                     13,842.72                      13,851.00                     12,829.36
12/31/2015                     13,735.41                      13,723.00                     12,787.92
 1/31/2016                     13,858.85                      13,805.00                     12,963.86
 2/29/2016                     13,974.92                      13,877.00                     13,055.84
 3/31/2016                     14,274.71                      14,140.00                     13,175.59
 4/30/2016                     14,423.97                      14,332.00                     13,226.20
 5/31/2016                     14,437.12                      14,360.00                     13,229.59
 6/30/2016                     14,763.99                      14,677.00                     13,467.30
 7/31/2016                     14,967.37                      14,870.00                     13,552.44
 8/31/2016                     14,986.46                      14,914.00                     13,536.97
 9/30/2016                     14,950.59                      14,924.00                     13,529.00
10/31/2016                     14,793.42                      14,817.00                     13,425.52
11/30/2016                     14,399.63                      14,447.00                     13,107.98
12/31/2016                     14,460.12                      14,525.00                     13,126.44
 1/31/2017                     14,518.41                      14,601.00                     13,152.21
 2/28/2017                     14,662.90                      14,752.00                     13,240.62
 3/31/2017                     14,648.24                      14,750.00                     13,233.64
 4/30/2017                     14,782.09                      14,878.00                     13,335.79
 5/31/2017                     14,947.70                      15,030.00                     13,438.40
 6/30/2017                     15,001.15                      15,052.00                     13,424.92
 7/31/2017                     15,083.93                      15,153.00                     13,482.71
 8/31/2017                     15,237.17                      15,289.00                     13,603.58
 9/30/2017                     15,175.83                      15,225.00                     13,538.83
10/31/2017                     15,224.98                      15,277.00                     13,546.66
11/30/2017                     15,239.69                      15,264.00                     13,529.26
12/31/2017                     15,370.14                      15,347.00                     13,591.36
 1/31/2018                     15,219.41                      15,196.00                     13,434.82
 2/28/2018                     14,990.10                      15,035.00                     13,307.50
 3/31/2018                     15,075.65                      15,097.00                     13,392.84
 4/30/2018                     14,920.76                      14,994.00                     13,293.22
 5/31/2018                     15,008.82                      15,073.00                     13,388.06
 6/30/2018                     14,959.66                      15,044.00                     13,371.59
 7/31/2018                     15,030.93                      15,082.00                     13,374.78
 8/31/2018                     15,113.49                      15,187.00                     13,460.85
 9/30/2018                     15,014.44                      15,107.00                     13,374.18
10/31/2018                     14,780.90                      14,976.00                     13,268.51
11/30/2018                     14,806.32                      14,995.00                     13,347.68
12/31/2018                     15,083.79                      15,136.00                     13,592.91
 1/31/2019                     15,356.02                      15,380.00                     13,737.26
 2/28/2019                     15,360.85                      15,433.00                     13,729.31
 3/31/2019                     15,783.87                      15,755.00                     13,992.93
 4/30/2019                     15,803.99                      15,822.00                     13,996.51
 5/31/2019                     16,147.70                      16,065.00                     14,244.97
 6/30/2019                     16,452.80                      16,316.00                     14,423.83
 7/31/2019                     16,550.07                      16,363.00                     14,455.58

                                   [END CHART]

                       Data from 7/31/09 through 7/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Shares to the benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly into an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                       o 12-MONTH DIVIDEND YIELD COMPARISON o

                   [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                                LIPPER CORPORATE
                                                                   DEBT FUNDS
                                  USAA INCOME                       A RATED
                                  FUND SHARES                       AVERAGE
7/31/2010                            4.64%                             3.96%
7/31/2011                            4.01%                             3.53%
7/31/2012                            3.68%                             3.02%
7/31/2013                            3.62%                             2.83%
7/31/2014                            3.86%                             3.14%
7/31/2015                            3.68%                             2.73%
7/31/2016                            3.41%                             2.61%
7/31/2017                            3.37%                             2.65%
7/31/2018                            3.44%                             2.76%
7/31/2019                            3.36%                             2.80%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 7/31/10 through 7/31/19.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

8  | USAA INCOME FUND

================================================================================

                         o PORTFOLIO RATINGS MIX - 7/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        20.0%
AA                                                                         12.3%
A                                                                          36.0%
BBB                                                                        26.3%
BELOW INVESTMENT-GRADE                                                      5.4%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Funds' investments. Victory Capital (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Funds' securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer To The Portfolio of Investments For A Complete List Of Securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/19 o
                                (% of Net Assets)

U.S. Treasury Note, 2.00%, 2/15/2025 ...................................... 1.0%
U.S. Treasury Bond, 2.50%, 2/15/2045 ...................................... 0.8%
U.S. Treasury Bond, 2.38%, 1/15/2025 ...................................... 0.7%
U.S. Treasury Bond, 2.50%, 2/15/2046 ...................................... 0.7%
U.S. Treasury Note, 2.63%, 11/15/2020 ..................................... 0.6%
U.S. Treasury Note, 1.63%, 2/15/2026 ...................................... 0.6%
U.S. Treasury Bond, 2.75%, 8/15/2042 ...................................... 0.5%
U.S. Treasury Bond, 3.88%, 8/15/2040 ...................................... 0.4%
SBA Tower Trust, 3.45%, 3/15/2023 ......................................... 0.4%
Nationwide Mutual Insurance Co.,
  4.70%, 12/15/2024 ....................................................... 0.4%

                        o ASSET ALLOCATION** - 7/31/19 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      44.5%
EURODOLLAR AND YANKEE OBLIGATIONS                                          19.0%
U.S. TREASURY SECURITIES                                                    9.7%
MUNICIPAL OBLIGATIONS                                                       6.3%
ASSET-BACKED SECURITIES                                                     5.6%
U.S. GOVERNMENT AGENCY ISSUES                                               5.2%
COMMERCIAL MORTGAGE SECURITIES                                              3.7%
COLLATERALIZED LOAN OBLIGATIONS                                             1.5%
PREFERRED STOCKS                                                            1.0%
MONEY MARKET INSTRUMENTS                                                    1.0%
BANK LOANS                                                                  0.8%
FOREIGN GOVERNMENT OBLIGATIONS                                              0.4%
COMMON STOCKS                                                               0.3%
PREFERRED BONDS                                                             0.1%

                               [END CHART]

*Does not include money market instruments, and short term investments purchased with cash collateral from securities loaned.

**Does not include short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

10  | USAA INCOME FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust ("Trust"). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"), an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby USAA Asset Management Company ("AMCO") was acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital.

                             NUMBER OF SHARES VOTING
-------------------------------------------------------------------------------
   FOR                               AGAINST                           ABSTAIN
-------------------------------------------------------------------------------
409,588,889                        14,988,426                         8,795,316

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested person" as defined in the Investment Company Act of 1940, as amended (1940 Act) ("Interested Trustee"); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                         NUMBER OF SHARES VOTING
-------------------------------------------------------------------------------
TRUSTEES                               FOR                      VOTES WITHHELD
-------------------------------------------------------------------------------
David C. Brown                    8,299,565,565                    820,887,736
John C. Walters                   8,317,935,885                    802,517,416

================================================================================

                                                SHAREHOLDER VOTING RESULTS |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2019:

 DIVIDEND RECEIVED               LONG-TERM
DEDUCTION (CORPORATE           CAPITAL GAIN         QUALIFIED INTEREST
  SHAREHOLDERS)(1)            DISTRIBUTIONS(2)            INCOME
----------------------------------------------------------------------
       1.06%                   $2,039,000              $268,309,000
----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

12  | USAA INCOME FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INCOME FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities USAA Income Fund (the "Fund") (one of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the USAA Mutual Funds Trust) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 20, 2019

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2019

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              BONDS (96.8%)

              ASSET-BACKED SECURITIES (5.6%)

              ASSET BACKED SECURITIES (5.1%)
              ------------------------------
              AUTOMOBILE ABS (1.8%)
$     5,000   AmeriCredit Automobile Receivables Trust                  3.65%         5/09/2022    $    5,058
      9,650   AmeriCredit Automobile Receivables Trust                  2.71          9/08/2022         9,678
      5,000   AmeriCredit Automobile Receivables Trust                  2.60          9/18/2023         4,989
      4,000   AmeriCredit Automobile Receivables Trust                  3.59          6/18/2024         4,088
      2,827   Avis Budget Rental Car Funding AESOP, LLC(a)              4.94          6/20/2022         2,894
      6,000   Avis Budget Rental Car Funding AESOP, LLC(a)              3.36         11/20/2022         6,051
      5,250   Avis Budget Rental Car Funding AESOP, LLC(a)              4.27          3/20/2025         5,527
      7,500   Avis Budget Rental Car Funding AESOP, LLC(a)              3.55          9/22/2025         7,687
      6,500   California Republic Auto Receivables Trust                2.91         12/15/2022         6,511
      1,250   Canadian Pacer Auto Receivables Trust(a)                  3.63          1/19/2024         1,284
      1,376   Centre Point Funding, LLC(a)                              2.61          8/20/2021         1,369
      6,000   Chesapeake Funding II, LLC(a)                             3.52          8/15/2030         6,109
      6,000   Chesapeake Funding II, LLC(a)                             3.81          1/15/2031         6,170
      2,500   CPS Auto Receivables Trust(a)                             2.84          6/16/2025         2,497
      4,850   Credit Acceptance Auto Loan Trust(a)                      3.35          6/15/2026         4,869
      3,000   Hertz Vehicle Financing II, LP(a)                         2.65          7/25/2022         2,995
      6,250   Hertz Vehicle Financing II, LP(a)                         4.10          3/25/2023         6,391
      8,667   Hertz Vehicle Financing II, LP(a)                         3.29         10/25/2023         8,790
      5,000   Hertz Vehicle Financing, LLC(a)                           4.03          7/25/2024         5,221
      8,500   OneMain Direct Auto Receivables Trust(a)                  2.82          7/15/2024         8,495
     12,000   OSCAR U.S. Funding Trust IX, LLC(a)                       3.63          9/10/2025        12,324
      4,760   OSCAR U.S. Funding Trust VIII, LLC(a)                     3.50          5/12/2025         4,860
     16,400   Santander Drive Auto Receivables Trust                    3.39          4/15/2022        16,534
      1,143   Tesla Auto Lease Trust(a)                                 2.75          2/20/2020         1,143
      4,500   Westlake Automobile Receivables Trust(a)                  6.41          5/15/2023         4,548
      4,000   World Omni Auto Receivables Trust                         3.87          8/15/2025         4,182
                                                                                                   ----------
                                                                                                      150,264
                                                                                                   ----------
              CREDIT CARD ABS (0.2%)
     18,417   Synchrony Credit Card Master Note Trust                   3.87          5/15/2026        18,920
                                                                                                   ----------
              OTHER ABS (2.4%)
      4,000   Ares Ltd. (3 mo. LIBOR + 1.65%)(a)                        3.93(b)       4/22/2031         3,988
      1,951   BCC Funding XIII, LLC(a)                                  4.78          8/20/2022         1,987

================================================================================

14  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$    25,000   Element Rail Leasing I, LLC(a)                            3.67%         4/19/2044    $   25,041
      5,625   ExteNet, LLC(a)                                           3.20          7/26/2049         5,618
      2,000   Goldentree Loan Management U.S. Ltd.                      1.00         10/20/2032         2,000
     15,000   Hawaii Dept. of Business Economic Dev. & Tourism          3.24          1/01/2031        15,532
      8,000   InSite Issuer, LLC(a)                                     4.10         12/15/2048         8,411
     20,000   Louisiana Environmental Facilities
                & Community Dev. Auth.                                  3.24          8/01/2028        20,595
      5,320   Madison Park Funding Ltd.(a)                              1.00          4/20/2030         5,230
      2,750   MMAF Equipment Finance, LLC(a)                            2.68          7/16/2027         2,769
      9,937   MMAF Equipment Finance, LLC(a)                            2.49          2/19/2036         9,951
     15,625   NP SPE II, LLC(a)                                         4.22         10/21/2047        16,277
      5,000   Project Silver(a),(c)                                     3.97          7/15/2044         5,000
     15,545   PSNH Funding, LLC                                         3.81          2/01/2035        16,893
      6,067   Renew Financial(a)                                        3.95          9/20/2053         6,322
      1,495   Renew Financial(a)                                        3.22          9/22/2053         1,539
      4,681   Sapphire Aviation Finance I Ltd.(a)                       4.25          3/15/2040         4,776
      5,000   SBA Tower Trust(a)                                        2.90         10/15/2044         4,986
      3,715   SCF Equipment Leasing, LLC(a)                             3.41         12/20/2023         3,743
      6,000   SCF Equipment Leasing, LLC(a)                             3.49          1/20/2026         6,097
      7,723   Start Ltd.(a)                                             4.09          5/15/2043         7,866
      7,600   Trinitas Ltd.(a)                                          1.00          1/20/2032         7,557
     10,000   TRIP Rail Master Funding, LLC(a)                          4.09          4/15/2044        10,130
      3,334   TRIP Rail Master Funding, LLC(a)                          3.74          8/15/2047         3,402
      7,850   VB-S1 Issuer, LLC(a)                                      3.41          2/15/2048         7,895
                                                                                                   ----------
                                                                                                      203,605
                                                                                                   ----------
              STUDENT LOAN ABS (0.7%)
      4,993   CIT Education Loan Trust (3 mo. LIBOR + 0.30%)(a)         2.65(b)       6/25/2042         4,571
      3,000   Navient Student Loan Trust (1 mo. LIBOR + 1.50%)          3.77(b)       8/25/2050         2,986
      3,500   Navient Student Loan Trust (1 mo. LIBOR + 1.15%)(a)       3.42(b)       3/25/2067         3,532
      1,283   Nelnet Student Loan Trust (3 mo. LIBOR + 0.28%)           2.62(b)       9/22/2035         1,169
      3,111   SLM Private Education Loan Trust(a)                       2.50          3/15/2047         3,109
      5,241   SLM Student Loan Trust (3 mo. LIBOR + 0.23%)              2.51(b)       1/25/2041         4,878
      1,642   SLM Student Loan Trust (3 mo. LIBOR + 0.30%)              2.58(b)       1/25/2041         1,549
      7,822   SLM Student Loan Trust (3 mo. LIBOR + 0.22%)              2.50(b)       1/27/2042         7,324
     20,862   SLM Student Loan Trust (1 mo. LIBOR + 1.00%)              3.27(b)       4/27/2043        20,160
      2,203   SLM Student Loan Trust (3 mo. LIBOR + 0.22%)              2.50(b)       3/25/2044         2,040
      1,836   SLM Student Loan Trust (3 mo. LIBOR + 0.55%)              2.83(b)      10/25/2065         1,744
      5,740   SLM Student Loan Trust (3 mo. LIBOR + 0.75%)              3.03(b)      10/27/2070         5,392
                                                                                                   ----------
                                                                                                       58,454
                                                                                                   ----------
              Total Asset Backed Securities                                                           431,243
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              COMMUNICATIONS (0.1%)
              ---------------------
              TELECOMMUNICATIONS (0.1%)
$    10,000   Crown Castle Towers, LLC(a)                               3.22%         5/15/2022    $   10,073
                                                                                                   ----------

              FINANCIAL (0.4%)
              ----------------
              REITS (0.4%)
     30,000   SBA Tower Trust(a)                                        3.45          3/15/2023        30,580
                                                                                                   ----------
              Total Asset-Backed Securities (cost: $463,512)                                          471,896
                                                                                                   ----------

              BANK LOANS (0.8%)(d)

              COMMUNICATIONS (0.2%)
              ---------------------
              MEDIA (0.1%)
      2,406   CSC Holdings, LLC (1 mo. LIBOR + 2.25%)                   4.58          7/17/2025         2,397
      3,366   McGraw-Hill Global Education Intermediate
                Holdings, LLC (1 mo. LIBOR + 4.00%)                     6.23          5/04/2022         3,217
                                                                                                   ----------
                                                                                                        5,614
                                                                                                   ----------
              TELECOMMUNICATIONS (0.1%)
      7,214   Sprint Communications, Inc. (1 mo. LIBOR + 3.00%)         5.25          2/02/2024         7,207
                                                                                                   ----------
              Total Communications                                                                     12,821
                                                                                                   ----------
              CONSUMER, CYCLICAL (0.1%)
              -------------------------
              RETAIL (0.1%)
      4,404   1011778 B.C. Unlimited Liability Co.
                (1 mo. LIBOR + 2.25%)                                   4.48          2/16/2024         4,402
      7,451   Harbor Freight Tools USA, Inc.
                (1 mo. LIBOR + 2.50%)                                   4.73          8/18/2023         7,314
                                                                                                   ----------
              Total Consumer, Cyclical                                                                 11,716
                                                                                                   ----------
              CONSUMER, NON-CYCLICAL (0.1%)
              -----------------------------
              FOOD (0.1%)
      1,945   Albertson's, LLC (3 mo. LIBOR + 3.00%)                    5.31         12/21/2022         1,949
      4,039   Albertson's, LLC (1 mo. LIBOR + 3.00%)                    5.23          6/22/2023         4,045
      4,975   Albertson's, LLC (1 mo. LIBOR + 3.00%)                    5.23         11/17/2025         4,979
                                                                                                   ----------
              Total Consumer, Non-cyclical                                                             10,973
                                                                                                   ----------
              FINANCIAL (0.0%)
              ----------------
              REITS (0.0%)
      4,322   Communications Sales & Leasing, Inc.
                (1 mo. LIBOR + 5.00%)                                   7.23         10/24/2022         4,199
                                                                                                   ----------
              INDUSTRIAL (0.2%)
              Machinery-Construction & Mining (0.1%)
      4,802   Terex Corp. (2 mo. LIBOR + 2.00%)                         4.35          1/31/2024         4,788
                                                                                                   ----------

================================================================================

16  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              PACKAGING & CONTAINERS (0.1%)
$     2,692   Klockner-Pentaplast of America, Inc.
               (1 mo. LIBOR + 4.25%)                                    6.48%         6/30/2022    $    2,445
      8,586   Reynolds Group Holdings, Inc.
               (1 mo. LIBOR + 2.75%)                                    4.98          2/05/2023         8,580
                                                                                                   ----------
                                                                                                       11,025
                                                                                                   ----------
              Total Industrial                                                                         15,813
                                                                                                   ----------
              TECHNOLOGY (0.1%)
              -----------------
              SOFTWARE (0.1%)
      7,220   Solera, LLC (1 mo. LIBOR + 2.75%)                         4.98          3/03/2023         7,193
                                                                                                   ----------
              UTILITIES (0.1%)
              ----------------
              ELECTRIC (0.1%)
      4,800   Calpine Corp. (3 mo. LIBOR + 2.50%)                       4.83          1/15/2024         4,801
                                                                                                   ----------
              Total Bank Loans (cost: $67,924)                                                         67,516
                                                                                                   ----------

              COLLATERALIZED LOAN OBLIGATIONS (1.5%)

              ASSET BACKED SECURITIES (1.5%)
              ------------------------------
              OTHER ABS (1.5%)
      3,500   American Money Management Corp.
                (3 mo. LIBOR + 1.50%)(a)                                3.80(b)      10/15/2028         3,494
      3,500   CIFC Funding Ltd. (3 mo. LIBOR + 1.70%)(a)                3.98(b)       4/23/2029         3,486
      2,500   Dryden Ltd. (1 mo. LIBOR + 1.01%)(a)                      3.53(b)       5/15/2031         2,475
      5,000   Dryden Ltd. (1 mo. LIBOR + 1.50%)(a)                      3.80(b)       7/17/2031         4,901
      4,000   Dryden Senior Loan Fund (3 mo. LIBOR + 1.75%)(a)          4.03(b)       7/20/2029         4,000
     10,000   Dryden Senior Loan Fund (1 mo. LIBOR + 1.10%)(a)          3.40(b)       1/15/2031         9,933
     10,000   Eaton Vance Ltd. (1 mo. LIBOR + 1.25%)(a)                 3.53(b)       1/20/2030         9,706
      5,000   Goldentree Loan Management U.S. Ltd.
                (3 mo. LIBOR + 1.30%)(e)                                1.00(b)      10/20/2032         5,000
     10,000   Grippen Park Ltd.(a)                                      3.85          1/20/2030         9,978
      5,000   Loomis Sayles Ltd. (1 mo. LIBOR + 0.90%)(a)               3.20(b)       4/15/2028         4,955
      5,000   Magnetite VII Ltd. (1 mo. LIBOR + 0.80%)(a)               3.10(b)       1/15/2028         4,967
     10,000   Oaktree EIF Ltd. (3 mo. LIBOR + 2.00%)(a)                 4.28(b)      10/20/2027        10,023
     10,000   Octagon Investment Partners XXIII, Ltd.
                (1 mo. LIBOR + 0.85%)(a)                                3.15(b)       7/15/2027         9,952
      4,500   Palmer Square Loan Funding Ltd.
                (3 mo. LIBOR + 2.25%)(a)                                4.77(b)       4/20/2027         4,495
      4,500   Race Point Ltd. (1 mo. LIBOR + 1.10%)                     3.38(b)       7/25/2031         4,458
      7,000   Stewart Park Ltd. (1 mo. LIBOR + 1.25%)(a)                3.55(b)       1/15/2030         6,795
      7,000   TIAA Ltd. (3 mo. LIBOR + 1.70%)(a)                        3.98(b)       4/20/2029         6,965
      9,750   Trinitas Ltd. (3 mo. LIBOR + 1.39%)(a)                    3.67(b)      10/25/2028         9,762
     10,000   Trinitas Ltd. (3 mo. LIBOR + 1.32%)(a)                    3.60(b)       7/25/2029         9,996

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     3,000   Voya Ltd. (3 mo. LIBOR + 1.60%)(a)                        3.90%(b)      4/17/2030    $    2,973
                                                                                                   ----------
              Total Asset Backed Securities                                                           128,314
                                                                                                   ----------
              Total Collateralized Loan Obligations (cost: $129,251)                                  128,314
                                                                                                   ----------

               COMMERCIAL MORTGAGE SECURITIES (3.7%)

               MORTGAGE SECURITIES (3.7%)
               --------------------------
               COMMERCIAL MBS (3.7%)
      9,027    BAMLL Commercial Mortgage Securities Trust(a)            3.49          4/14/2033         9,390
      1,937    Banc of America Commercial Mortgage Trust(f)             5.66(g)       7/10/2044           768
     10,000    Caesars Palace Las Vegas Trust(a)                        3.83         10/15/2034        10,352
      2,125    Caesars Palace Las Vegas Trust(a)                        4.14         10/15/2034         2,210
      8,100    Citigroup Commercial Mortgage Trust(a)                   4.68          1/10/2024         8,625
      8,568    Citigroup Commercial Mortgage Trust                      3.36          7/10/2047         8,893
      2,500    Citigroup Commercial Mortgage Trust                      3.62          7/10/2047         2,633
      4,000    Citigroup Commercial Mortgage Trust                      3.86          7/10/2047         4,211
      9,500    Citigroup Commercial Mortgage Trust                      3.79(g)       9/15/2050        10,103
     35,078    Commercial Mortgage Trust(f)                             1.86(g)       5/15/2045         1,496
     59,832    Commercial Mortgage Trust(f)                             1.76(g)      10/15/2045         2,511
      8,600    Commercial Mortgage Trust                                3.25         10/15/2045         8,602
      5,925    Commercial Mortgage Trust(a)                             3.42         10/15/2045         6,035
      5,000    Commercial Mortgage Trust                                3.80          8/10/2047         5,306
      7,500    Commercial Mortgage Trust                                4.08          8/10/2047         7,958
      6,300    Commercial Mortgage Trust                                4.16(g)      10/10/2048         6,766
     15,000    Commercial Mortgage Trust                                3.90          7/10/2050        16,029
      2,000    Commercial Mortgage Trust                                4.29(g)       7/10/2050         2,154
      4,750    DB-JPM Mortgage Trust(a)                                 2.83          8/10/2036         4,742
      2,500    DB-JPM Mortgage Trust(a)                                 3.24          8/10/2036         2,488
        975    GE Capital Commercial Mortgage Corp.                     5.61(g)      12/10/2049           850
    190,667    GS Mortgage Securities Corp.(a),(f)                      0.21(g)       5/03/2032         2,794
      5,000    GS Mortgage Securities Corp.                             3.28          2/10/2046         5,125
     10,000    GS Mortgage Securities Corp.(a)                          3.68          2/10/2046        10,258
     23,370    GS Mortgage Securities Trust(f)                          2.17(g)       5/10/2045           881
      3,998    GS Mortgage Securities Trust                             3.38          5/10/2045         4,064
      5,000    GS Mortgage Securities Trust                             4.24          8/10/2046         5,338
      6,000    GS Mortgage Securities Trust                             3.76          7/10/2048         6,406
     15,000    J.P. Morgan Chase Commercial Mortgage
                 Securities Trust(a)                                    5.60(g)      11/15/2043        15,652
     10,697    J.P. Morgan Chase Commercial Mortgage
                 Securities Trust                                       4.82(g)       5/15/2045        11,224
     10,000    J.P. Morgan Chase Commercial Mortgage
                 Securities Trust                                       4.27          6/15/2045        10,435
      9,000    J.P. Morgan Chase Commercial Mortgage
                 Securities Trust                                       4.44(g)       2/15/2047         9,628

================================================================================

18  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     3,200   Morgan Stanley Bank of America Merrill Lynch Trust        3.46%         5/15/2046    $    3,287
      2,750   Morgan Stanley Capital I Trust(a)                         5.20(g)       6/15/2044         2,798
      3,000   Morgan Stanley Capital I Trust                            3.77          3/15/2045         3,076
      7,000   Morgan Stanley Capital I Trust                            4.03(g)       5/15/2048         7,440
     49,846   UBS Commercial Mortgage Trust(a),(f)                      2.06(g)       5/10/2045         2,236
      9,375   UBS Commercial Mortgage Trust                             4.17          5/10/2045         9,721
     15,000   UBS Commercial Mortgage Trust                             4.82          5/10/2045        15,754
      2,313   UBS-Barclays Commercial Mortgage Trust(a)                 4.18          5/10/2063         2,396
     25,959   Wells Fargo Commercial Mortgage Trust(a),(f)              1.77(g)      10/15/2045         1,182
      7,000   Wells Fargo Commercial Mortgage Trust                     3.54          5/15/2048         7,382
      6,500   WF-RBS Commercial Mortgage Trust(a)                       5.23(g)       6/15/2044         6,785
      5,000   WF-RBS Commercial Mortgage Trust                          3.35          5/15/2045         5,138
     10,000   WF-RBS Commercial Mortgage Trust                          4.09(g)       6/15/2045        10,349
      5,000   WF-RBS Commercial Mortgage Trust                          3.24         12/15/2045         5,055
     20,000   WF-RBS Commercial Mortgage Trust                          3.65         12/15/2046        20,250
                                                                                                   ----------
              Total Mortgage Securities                                                               306,776
                                                                                                   ----------
              Total Commercial Mortgage Securities (cost: $294,946)                                   306,776
                                                                                                   ----------

              CORPORATE OBLIGATIONS (44.5%)

              BASIC MATERIALS (1.4%)
              ----------------------
              CHEMICALS (0.9%)
     10,000   CF Industries, Inc.(a)                                    4.50         12/01/2026        10,604
     10,000   Chevron Phillips Chemical Co., LLC / Chevron
                Phillips Chemical Co., LP(a)                            3.40         12/01/2026        10,299
     20,000   Dow Chemical Co.                                          4.25         10/01/2034        21,167
      2,700   Huntsman International, LLC                               4.50          5/01/2029         2,777
      1,925   LYB International Finance II B.V.                         3.50          3/02/2027         1,950
      5,000   Monsanto Co.                                              3.38          7/15/2024         4,893
      5,000   Monsanto Co.                                              3.95          4/15/2045         4,033
      5,000   Mosaic Co.                                                4.05         11/15/2027         5,166
      2,900   Sherwin-Williams Co.                                      3.45          6/01/2027         2,967
     10,000   Westlake Chemical Corp.                                   3.60          8/15/2026        10,165
                                                                                                   ----------
                                                                                                       74,021
                                                                                                   ----------
              FOREST PRODUCTS & PAPER (0.1%)
      5,000   International Paper Co.                                   3.80          1/15/2026         5,245
      7,500   International Paper Co.                                   3.00          2/15/2027         7,454
                                                                                                   ----------
                                                                                                       12,699
                                                                                                   ----------
              IRON/STEEL (0.2%)
      5,000   Allegheny Ludlum, LLC                                     6.95         12/15/2025         5,208
     10,000   Allegheny Technologies, Inc.                              5.95          1/15/2021        10,256
                                                                                                   ----------
                                                                                                       15,464
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------

              MINING (0.2%)
$     5,000   Freeport-McMoRan, Inc.                                    4.00%        11/14/2021    $    5,102
     10,000   Freeport-McMoRan, Inc.                                    5.45          3/15/2043         9,275
                                                                                                   ----------
                                                                                                       14,377
                                                                                                   ----------
              Total Basic Materials                                                                   116,561
                                                                                                   ----------
              COMMUNICATIONS (2.9%)
              ---------------------
              INTERNET (0.2%)
     12,000   Amazon.com, Inc.                                          3.88          8/22/2037        13,266
      4,250   VeriSign, Inc.                                            5.25          4/01/2025         4,619
                                                                                                   ----------
                                                                                                       17,885
                                                                                                   ----------
              MEDIA (1.2%)
     10,000   CBS Corp.                                                 4.20          6/01/2029        10,605
      5,000   CCO Holdings, LLC / CCO Holdings Capital Corp.(a)         5.75          2/15/2026         5,263
     20,000   Charter Communications Operating, LLC / Charter
                Communications Operating Capital                        6.38         10/23/2035        23,515
     15,000   Comcast Corp.                                             3.90          3/01/2038        16,029
      3,000   CSC Holdings, LLC(a)                                      5.50          4/15/2027         3,151
     10,000   CSC Holdings, LLC(a)                                      5.75          1/15/2030        10,168
     15,000   Discovery Communications, LLC                             3.95          3/20/2028        15,491
      7,600   Fox Corp.(a)                                              4.71          1/25/2029         8,503
      5,000   Sirius XM Radio, Inc.(a)                                  5.38          7/15/2026         5,229
                                                                                                   ----------
                                                                                                       97,954
                                                                                                   ----------
              TELECOMMUNICATIONS (1.5%)
     25,000   AT&T, Inc.                                                4.50          5/15/2035        26,513
     10,000   AT&T, Inc.                                                5.25          3/01/2037        11,330
      5,000   AT&T, Inc.                                                4.85          3/01/2039         5,452
     10,000   Centel Capital Corp.                                      9.00         10/15/2019        10,104
     10,000   CenturyLink, Inc.                                         5.80          3/15/2022        10,407
      2,000   CenturyLink, Inc.                                         6.75         12/01/2023         2,161
      2,500   CommScope, Inc.(a)                                        6.00          3/01/2026         2,530
      1,750   Frontier Communications Corp.                             1.00          9/15/2025         1,014
     10,000   Motorola Solutions, Inc.                                  4.60          2/23/2028        10,534
      5,000   Qwest Corp.                                               6.75         12/01/2021         5,369
      2,250   Sprint Corp.                                              7.25          9/15/2021         2,417
     19,500   Sprint Spectrum Co., LLC / Sprint Spectrum Co. II,
                LLC / Sprint Spectrum Co. III, LLC(a)                   4.74          3/20/2025        20,520
     10,000   Verizon Communications, Inc.                              4.40         11/01/2034        11,083
      5,000   Verizon Communications, Inc.                              4.13          8/15/2046         5,267
                                                                                                   ----------
                                                                                                      124,701
                                                                                                   ----------
              Total Communications                                                                    240,540
                                                                                                   ----------

================================================================================

20  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------

              CONSUMER, CYCLICAL (2.9%)
              -------------------------
              AIRLINES (1.7%)
$     7,519   American Airlines, Inc. Pass-Through Trust                3.70%        10/01/2026    $    7,805
      8,579   American Airlines, Inc. Pass-Through Trust                4.00          9/22/2027         8,939
      4,500   American Airlines, Inc. Pass-Through Trust                4.00          2/15/2029         4,709
      9,459   American Airlines, Inc. Pass-Through Trust                3.60         10/15/2029         9,535
      1,500   Continental Airlines, Inc. Pass-Through Trust             5.50         10/29/2020         1,536
      7,047   Continental Airlines, Inc. Pass-Through Trust             4.15          4/11/2024         7,407
      3,618   Continental Airlines, Inc. Pass-Through Trust             4.00         10/29/2024         3,788
      7,441   Delta Air Lines Pass-Through Trust                        3.88          7/30/2027         7,790
     13,471   Hawaiian Airlines, Inc. Pass-Through Trust                4.95          1/15/2022        13,760
     12,265   Hawaiian Airlines, Inc. Pass-Through Trust                3.90          1/15/2026        12,485
      2,826   Spirit Airlines Pass Through Trust                        4.45          4/01/2024         2,901
     11,971   Spirit Airlines Pass Through Trust                        4.10          4/01/2028        12,582
      9,528   Spirit Airlines Pass Through Trust                        3.38          2/15/2030         9,662
      7,000   United Airlines, Inc. Pass-Through Trust                  3.70         12/01/2022         7,024
      3,888   United Airlines, Inc. Pass-Through Trust                  4.30          8/15/2025         4,134
     16,029   United Airlines, Inc. Pass-Through Trust                  3.75          9/03/2026        16,681
      2,418   US Airways Group, Inc. Pass-Through Trust                 6.25          4/22/2023         2,630
      6,873   US Airways Group, Inc. Pass-Through Trust                 3.95         11/15/2025         7,167
                                                                                                   ----------
                                                                                                      140,535
                                                                                                   ----------
              AUTO MANUFACTURERS (0.2%)
      2,000   Ford Motor Credit Co., LLC                                4.54          8/01/2026         2,014
     15,000   Hyundai Capital America(a)                                3.25          9/20/2022        15,123
                                                                                                   ----------
                                                                                                       17,137
                                                                                                   ----------
              ENTERTAINMENT (0.0%)
      3,000   International Game Technology plc(a)                      6.50          2/15/2025         3,289
                                                                                                   ----------
              HOME BUILDERS (0.2%)
      4,800   KB Home                                                   7.63          5/15/2023         5,366
      5,000   Lennar Corp.                                              4.13          1/15/2022         5,127
      5,000   Lennar Corp.                                              5.88         11/15/2024         5,482
                                                                                                   ----------
                                                                                                       15,975
                                                                                                   ----------
              HOUSEWARES (0.1%)
      7,500   Newell Brands, Inc.                                       3.85          4/01/2023         7,594
                                                                                                   ----------
              LODGING (0.1%)
      8,000   Hilton Worldwide Finance, LLC / Hilton
                Worldwide Finance Corp.                                 4.88          4/01/2027         8,302
      3,000   Hyatt Hotels Corp.                                        3.38          7/15/2023         3,061
                                                                                                   ----------
                                                                                                       11,363
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              RETAIL (0.6%)
$    15,048   Advance Auto Parts, Inc.                                  4.50%        12/01/2023    $   16,015
      5,000   AutoZone, Inc.                                            3.75          6/01/2027         5,238
     10,000   L Brands, Inc.                                            5.63          2/15/2022        10,499
      7,667   L Brands, Inc.                                            7.50          6/15/2029         7,697
     10,000   Walgreens Boots Alliance, Inc.                            3.80         11/18/2024        10,450
                                                                                                   ----------
                                                                                                       49,899
                                                                                                   ----------
              Total Consumer, Cyclical                                                                245,792
                                                                                                   ----------
              CONSUMER, NON-CYCLICAL (5.6%)
              -----------------------------
              AGRICULTURE (0.2%)
      3,000   Bunge Ltd. Finance Corp.                                  3.25          8/15/2026         2,907
     10,000   Reynolds American, Inc.                                   4.00          6/12/2022        10,357
                                                                                                   ----------
                                                                                                       13,264
                                                                                                   ----------
              BEVERAGES (0.2%)
      7,143   Keurig Dr Pepper, Inc.                                    4.60          5/25/2028         7,839
      4,667   Keurig Dr Pepper, Inc.                                    4.99          5/25/2038         5,227
      5,000   PepsiCo, Inc.                                             4.25         10/22/2044         5,717
                                                                                                   ----------
                                                                                                       18,783
                                                                                                   ----------
              BIOTECHNOLOGY (0.5%)
     15,000   Baxalta, Inc.                                             4.00          6/23/2025        15,915
     10,000   Celgene Corp.                                             3.90          2/20/2028        10,726
     10,000   Gilead Sciences, Inc.                                     3.65          3/01/2026        10,549
                                                                                                   ----------
                                                                                                       37,190
                                                                                                   ----------
              COMMERCIAL SERVICES (0.5%)
      2,750   Art Institute of Chicago(h)                               3.23          3/01/2022         2,775
      3,000   Bon Secours Charity Health System, Inc.                   5.25         11/01/2025         3,149
      4,250   Boston Medical Center Corp.                               4.52          7/01/2026         4,502
      2,500   Horace Mann School(h)                                     3.27          7/01/2027         2,533
      2,285   Metropolitan Opera Association, Inc.                      2.39         10/01/2019         2,281
      6,080   Princeton Theological Seminary(h)                         4.11          7/01/2023         6,412
     10,000   S&P Global, Inc.                                          4.00          6/15/2025        10,779
      5,000   Total System Services, Inc.                               4.80          4/01/2026         5,515
      5,000   University of Notre Dame                                  3.44          2/15/2045         5,126
                                                                                                   ----------
                                                                                                       43,072
                                                                                                   ----------
              FOOD (0.9%)
     10,000   Flowers Foods, Inc.                                       3.50         10/01/2026        10,079
      4,667   General Mills, Inc.                                       4.55          4/17/2038         5,068
      5,000   J.M. Smucker Co.                                          4.25          3/15/2035         5,196
     13,899   Kraft Heinz Foods Co.(a)                                  4.88          2/15/2025        14,339

================================================================================

22  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$    10,000   Kraft Heinz Foods Co.                                     3.95%        7/15/2025     $   10,409
     14,000   Mars, Inc.(a)                                             3.88         4/01/2039         15,240
      5,000   Smithfield Foods, Inc.(a)                                 4.25         2/01/2027          5,090
     10,000   Smithfield Foods, Inc.(a)                                 5.20         4/01/2029         10,842
                                                                                                   ----------
                                                                                                       76,263
                                                                                                   ----------
              HEALTHCARE PRODUCTS (0.3%)
      5,000   Becton Dickinson & Co.                                    3.70         6/06/2027          5,239
     10,000   Covidien International Finance S.A.                       2.95         6/15/2023         10,199
      7,154   Medtronic, Inc.                                           4.38         3/15/2035          8,361
      2,000   Teleflex, Inc.                                            4.88         6/01/2026          2,079
                                                                                                   ----------
                                                                                                       25,878
                                                                                                   ----------
              HEALTHCARE-SERVICES (1.7%)
      7,000   Baylor Scott & White Holdings                             3.10        11/15/2025          7,261
     20,000   Baylor Scott & White Holdings                             2.65        11/15/2026         19,609
     10,000   Cigna Holding Co.                                         3.05        10/15/2027          9,935
     10,000   Community Health Network, Inc.                            4.24         5/01/2025         10,693
     17,000   Eastern Maine Healthcare Systems                          5.02         7/01/2036         17,004
      5,000   HCA, Inc.                                                 5.00         3/15/2024          5,435
     15,000   HCA, Inc.                                                 5.25         4/15/2025         16,515
      2,500   HCA, Inc.                                                 4.50         2/15/2027          2,656
     15,000   Mercy Health                                              3.38        11/01/2025         15,290
      3,720   Mercy Health                                              4.30         7/01/2028          4,077
      3,900   Northwell Healthcare, Inc.                                3.39        11/01/2027          3,969
      6,500   NYU Langone Hospitals                                     4.17         7/01/2037          6,581
     10,000   Premier Health Partners                                   2.91        11/15/2026          9,651
      8,500   SSM Health Care Corp.                                     3.82         6/01/2027          8,957
      5,000   UnitedHealth Group, Inc.                                  3.10         3/15/2026          5,157
      1,000   Vanderbilt University Medical Center                      4.17         7/01/2037          1,080
                                                                                                   ----------
                                                                                                      143,870
                                                                                                   ----------
              HOUSEHOLD PRODUCTS/WARES (0.1%)
     10,000   SC Johnson & Son, Inc.(a)                                 4.35         9/30/2044         10,889
                                                                                                   ----------
              PHARMACEUTICALS (1.2%)
      5,000   AbbVie, Inc.                                              3.20        11/06/2022          5,085
     10,000   AbbVie, Inc.                                              3.60         5/14/2025         10,301
     15,000   Allergan Funding SCS                                      3.80         3/15/2025         15,565
     11,700   CVS Health Corp.                                          4.30         3/25/2028         12,420
      5,856   CVS Pass-Through Trust                                    6.04        12/10/2028          6,507
      3,685   CVS Pass-Through Trust(a)                                 7.51         1/10/2032          4,524
      3,955   CVS Pass-Through Trust(a)                                 5.93         1/10/2034          4,525
     15,000   Express Scripts Holding Co.                               3.40         3/01/2027         15,278
     15,000   Mallinckrodt International Finance S.A.(i)                4.75         4/15/2023          9,379

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     3,500   Mead Johnson Nutrition Co.                                4.13%        11/15/2025    $    3,795
      5,000   Mylan N.V.                                                3.95          6/15/2026         5,111
      5,555   Mylan, Inc.                                               4.55          4/15/2028         5,847
                                                                                                   ----------
                                                                                                       98,337
                                                                                                   ----------
              Total Consumer, Non-cyclical                                                            467,546
                                                                                                   ----------
              ENERGY (5.9%)
              -------------
              OIL & GAS (2.0%)
     15,000   BP Capital Markets America, Inc.                          3.59          4/14/2027        15,811
      5,000   Chesapeake Energy Corp.                                   7.00         10/01/2024         4,125
     10,000   ConocoPhillips Co.                                        4.95          3/15/2026        11,391
     10,000   ConocoPhillips Co.                                        4.15         11/15/2034        10,778
      5,888   Continental Resources, Inc.                               5.00          9/15/2022         5,941
     10,000   EOG Resources, Inc.                                       3.90          4/01/2035        10,688
      7,500   Hess Corp.                                                4.30          4/01/2027         7,699
     10,000   Marathon Petroleum Corp.                                  4.75          9/15/2044        10,487
      5,000   Murphy Oil Corp.                                          5.75          8/15/2025         5,124
      7,000   Nabors Industries, Inc.                                   4.63          9/15/2021         6,834
      6,730   Newfield Exploration Co.                                  5.63          7/01/2024         7,428
      9,500   Newfield Exploration Co.                                  5.38          1/01/2026        10,409
     10,000   Noble Holding International Ltd.(i)                       4.90          8/01/2020         9,504
     10,000   Occidental Petroleum Corp.                                3.40          4/15/2026        10,167
      5,000   Occidental Petroleum Corp.                                3.00          2/15/2027         4,946
     10,000   Phillips 66                                               4.65         11/15/2034        11,173
      5,000   Rowan Companies, Inc.                                     4.88          6/01/2022         4,619
      5,000   Rowan Companies, Inc.                                     4.75          1/15/2024         3,794
      2,000   Southwestern Energy Co.                                   6.20          1/23/2025         1,724
      7,000   Southwestern Energy Co.                                   7.50          4/01/2026         6,128
      2,205   Transocean Pontus Ltd.(a)                                 6.13          8/01/2025         2,276
      2,250   Transocean, Inc.                                          8.38         12/15/2021         2,348
      5,000   Whiting Petroleum Corp.                                   6.63          1/15/2026         4,713
                                                                                                   ----------
                                                                                                      168,107
                                                                                                   ----------
              OIL & GAS SERVICES (0.5%)
     20,000   Halliburton Co.                                           3.80         11/15/2025        20,968
        961   Schlumberger Holdings Corp.(a)                            4.00         12/21/2025         1,019
     14,669   Schlumberger Holdings Corp.(a)                            3.90          5/17/2028        15,324
      5,000   Weatherford International, Ltd.(j)                        4.50          4/15/2022         2,204
                                                                                                   ----------
                                                                                                       39,515
                                                                                                   ----------
              PIPELINES (3.4%)
     15,000   Boardwalk Pipelines, LP                                   4.95         12/15/2024        15,951
     10,000   Boardwalk Pipelines, LP                                   4.45          7/15/2027        10,212
      8,000   Buckeye Partners, LP                                      4.13         12/01/2027         7,110

================================================================================

24  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$    10,000   Buckeye Partners, LP                                      5.60%        10/15/2044    $    8,425
     15,000   Columbia Pipeline Group, Inc.                             4.50          6/01/2025        16,085
     15,000   DCP Midstream Operating, LP
                (3 mo. LIBOR + 3.85%)(a)                                5.85(k)       5/21/2043        14,112
      9,307   Enable Oklahoma Intrastate Transmission, LLC(a)           6.25          3/15/2020         9,451
      5,000   Energy Transfer Operating, LP                             4.75          1/15/2026         5,397
     17,010   Energy Transfer Operating, LP
                (3 mo. LIBOR + 3.02%)                                   5.27(b)      11/01/2066        12,833
      7,000   Energy Transfer Partners, LP / Regency Energy
               Finance Corp.                                            4.50         11/01/2023         7,393
     14,000   EnLink Midstream Partners, LP                             4.15          6/01/2025        13,845
      5,000   EnLink Midstream Partners, LP                             4.85          7/15/2026         5,072
      6,437   EQM Midstream Partners, LP                                4.00          8/01/2024         6,325
     14,000   EQM Midstream Partners, LP                                4.13         12/01/2026        13,258
     25,000   Midwest Connector Capital Co., LLC(a)                     4.63          4/01/2029        26,676
      7,500   MPLX, LP                                                  4.00          2/15/2025         7,816
      6,067   Northwest Pipeline, LLC                                   4.00          4/01/2027         6,337
      3,500   NuStar Logistics, LP                                      6.00          6/01/2026         3,674
     10,000   ONEOK Partners, LP                                        4.90          3/15/2025        10,869
     13,730   Rockies Express Pipeline, LLC(a)                          4.95          7/15/2029        14,033
     15,000   Sabal Trail Transmission, LLC(a)                          4.68          5/01/2038        16,183
      5,000   Spectra Energy Partners, LP                               3.38         10/15/2026         5,122
     10,000   TC PipeLines, LP                                          4.65          6/15/2021        10,295
      3,000   Transcontinental Gas Pipe Line Co., LLC                   7.85          2/01/2026         3,820
     10,000   Western Midstream Operating, LP                           5.38          6/01/2021        10,350
      6,250   Western Midstream Operating, LP                           4.65          7/01/2026         6,385
     15,000   Williams Companies, Inc.                                  4.55          6/24/2024        16,101
                                                                                                   ----------
                                                                                                      283,130
                                                                                                   ----------
              Total Energy                                                                            490,752
                                                                                                   ----------
              FINANCIAL (15.2%)
              -----------------
              BANKS (5.8%)
      5,000   AmSouth Bancorp.                                          6.75         11/01/2025         5,879
      4,864   Bank of America Corp.                                     4.00          4/01/2024         5,173
     10,000   Bank of America Corp.                                     4.20          8/26/2024        10,603
      5,000   Bank of America Corp.                                     3.95          4/21/2025         5,236
      8,000   Bank of America Corp. (3 mo. LIBOR + 1.51%)               3.71(k)       4/24/2028         8,392
      4,383   Bank of America Corp. (1 mo. LIBOR + 1.04%)               3.42(k)      12/20/2028         4,510
      5,000   Bank OZK (3 mo. LIBOR + 4.43%)                            5.50(k)       7/01/2026         5,089
     10,000   BankUnited, Inc.                                          4.88         11/17/2025        10,818
     20,000   BBVA USA                                                  3.88          4/10/2025        20,588
      8,000   BOKF Merger Corp Number Sixteen
                (3 mo. LIBOR + 3.17%)                                   5.63(k)       6/25/2030         8,414

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$    10,000   CIT Group, Inc.                                           5.25%         3/07/2025    $   10,957
     20,000   Citigroup, Inc.                                           4.40          6/10/2025        21,303
      5,000   Citigroup, Inc.                                           4.45          9/29/2027         5,391
     10,000   Citigroup, Inc. (3 mo. LIBOR + 1.39%)                     3.67(k)       7/24/2028        10,424
     15,000   Citizens Financial Group, Inc.(a)                         4.15          9/28/2022        15,478
      5,500   Citizens Financial Group, Inc.                            3.75          7/01/2024         5,562
      3,500   Cullen/Frost Bankers, Inc.                                4.50          3/17/2027         3,635
     10,000   Discover Bank (5 Yr. Semi-Annual Swap + 1.73%)            4.68(k)       8/09/2028        10,364
     10,000   Eagle Bancorp, Inc. (3 mo. LIBOR + 3.85%)                 5.00(k)       8/01/2026        10,069
     10,000   Fifth Third Bank                                          3.85          3/15/2026        10,558
      3,500   First Maryland Capital Trust I (3 mo. LIBOR + 1.00%)      3.30(b)       1/15/2027         3,265
     10,000   FirstMerit Bank, N.A.                                     4.27         11/25/2026        10,495
     10,000   Flagstar Bancorp., Inc.                                   6.13          7/15/2021        10,324
      3,250   Fulton Financial Corp.                                    3.60          3/16/2022         3,284
     10,000   Fulton Financial Corp.                                    4.50         11/15/2024        10,585
      5,000   Hilltop Holdings, Inc.                                    5.00          4/15/2025         5,119
      5,000   Home BancShares, Inc. (3 mo. LIBOR + 3.58%)               5.63(k)       4/15/2027         5,091
     10,000   Huntington Bancshares, Inc.                               4.35          2/04/2023        10,445
     20,000   J.P. Morgan Chase & Co.                                   2.95         10/01/2026        20,253
      4,000   J.P. Morgan Chase & Co. (1 mo. LIBOR + 0.50%)             2.75(b)       2/01/2027         3,690
      5,000   J.P. Morgan Chase & Co.                                   4.25         10/01/2027         5,437
     20,000   KeyBank, N.A.                                             3.40          5/20/2026        20,627
      5,000   LegacyTexas Financial Group, Inc.
                (3 mo. LIBOR + 3.89%)                                   5.50(k)      12/01/2025         4,870
      5,000   Manufacturers & Traders Trust Co.                         3.40          8/17/2027         5,264
     10,417   MB Financial Bank, N.A. (3 mo. LIBOR + 1.87%)             4.00(k)      12/01/2027        10,566
     16,000   MUFG Americas Holdings Corp.                              3.00          2/10/2025        16,131
      1,000   People's United Bank, N.A.                                4.00          7/15/2024         1,039
      7,000   PNC Bank, N.A.                                            4.20         11/01/2025         7,568
     10,000   PNC Financial Services Group, Inc.                        2.85         11/09/2022        10,127
      5,000   PNC Financial Services Group, Inc.                        3.15          5/19/2027         5,159
     10,409   Regions Bank                                              6.45          6/26/2037        13,166
      5,818   Santander Holdings USA, Inc.                              4.40          7/13/2027         6,146
     10,000   State Street Corp. (3 mo. LIBOR + 1.00%)                  3.41(b)       6/15/2047         7,768
      5,000   Sterling National Bank (3 mo. LIBOR + 3.94%)              5.25(k)       4/01/2026         5,065
      6,021   Susquehanna Bancshares, Inc.                              5.38          8/15/2022         6,484
     10,000   Synovus Financial Corp.
                (5 Yr. Semi-Annual Swap + 3.38%)                        5.90(k)       2/07/2029        10,434
     10,000   TCF National Bank                                         6.25          6/08/2022        10,678
      4,000   TCF National Bank (3 mo. LIBOR + 2.38%)                   4.13(k)       7/02/2029         3,973
      2,335   Texas Capital Bank N.A.                                   5.25          1/31/2026         2,434
     11,062   Towne Bank (3 mo. LIBOR + 2.55%)                          4.50(k)       7/30/2027        11,163
      5,000   U.S. Bancorp.                                             3.10          4/27/2026         5,109

================================================================================

26  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$    10,000   Union Bankshares Corp. (3 mo. LIBOR + 3.18%)              5.00%(k)     12/15/2026    $   10,094
     16,800   USB Realty Corp. (3 mo. LIBOR + 1.15%)(a)                 3.45(b)               -(l)     14,438
      5,000   Webster Financial Corp.                                   4.38          2/15/2024         5,261
     20,000   Wells Fargo & Co.                                         3.00         10/23/2026        20,219
                                                                                                   ----------
                                                                                                      490,214
                                                                                                   ----------
              DIVERSIFIED FINANCIAL SERVICES (1.9%)
     10,000   Air Lease Corp.                                           3.63          4/01/2027        10,159
      5,000   Capital One Bank USA, N.A.                                3.38          2/15/2023         5,101
     20,000   Capital One Financial Corp.                               4.75          7/15/2021        20,848
     10,000   Capital One Financial Corp.                               3.75          4/24/2024        10,402
     15,000   Capital One Financial Corp.                               3.75          3/09/2027        15,493
      4,875   Credit Acceptance Corp.(a)                                6.63          3/15/2026         5,263
     10,000   Cullen/Frost Capital Trust II (3 mo. LIBOR + 1.55%)       4.07(b)       3/01/2034         8,626
      4,492   Grain Spectrum Funding II, LLC(a)                         3.29         10/10/2019         4,486
     10,000   ILFC E-Capital Trust I (Highest of 3 mo.
                LIBOR/10 Year CMT/30 Year CMT + 1.55%)(a)               4.09(b)      12/21/2065         7,109
     15,000   Intercontinental Exchange, Inc.                           3.10          9/15/2027        15,429
      5,000   Nuveen Finance, LLC(a)                                    4.13         11/01/2024         5,350
     20,000   Pine Street Trust I(a)                                    4.57          2/15/2029        20,650
     13,500   Synchrony Financial                                       3.95         12/01/2027        13,668
      9,250   Synchrony Financial                                       5.15          3/19/2029        10,133
      4,294   Washington Aircraft 1 Co.
                (NBGA - United States Government)                       2.64          9/15/2026         4,369
                                                                                                   ----------
                                                                                                      157,086
                                                                                                   ----------
              INSURANCE (4.7%)
      5,000   Allstate Corp. (3 mo. LIBOR + 2.94%)                      5.75(k)       8/15/2053         5,327
      5,000   American Equity Investment Life Holding Co.               5.00          6/15/2027         5,140
     10,000   American International Group, Inc.                        3.88          1/15/2035        10,159
     10,000   AmTrust Financial Services, Inc.                          6.13          8/15/2023         9,834
      5,000   Assurant, Inc.                                            4.90          3/27/2028         5,394
     20,000   Athene Global Funding(a)                                  3.00          7/01/2022        20,236
      8,000   Athene Holding Ltd.                                       4.13          1/12/2028         8,072
     15,000   AXA Equitable Holdings, Inc.                              4.35          4/20/2028        15,766
      5,000   Chubb INA Holdings, Inc.                                  3.35          5/15/2024         5,231
     10,000   Chubb INA Holdings, Inc.                                  3.35          5/03/2026        10,504
     11,500   Genworth Holdings, Inc. (3 mo. LIBOR + 2.00%)             4.52(b)      11/15/2036         7,059
     10,000   Global Atlantic Financial Co.(a)                          8.63          4/15/2021        10,827
     13,086   Hanover Insurance Group, Inc.                             4.50          4/15/2026        13,950
     14,000   Hartford Financial Services Group, Inc.
                (3 mo. LIBOR + 2.13%)(a)                                4.64(b)       2/12/2047        12,095
     10,000   Jackson National Life Global Funding(a)                   2.50          6/27/2022        10,005
     20,000   Jackson National Life Global Funding(a)                   3.25          1/30/2024        20,524

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------

$    25,500   Kemper Corp.                                              4.35%         2/15/2025    $   26,625
     10,000   Lincoln National Corp.                                    4.20          3/15/2022        10,408
     15,000   Lincoln National Corp. (3 mo. LIBOR + 2.36%)              4.88(b)       5/17/2066        12,450
      5,000   Loews Corp.                                               3.75          4/01/2026         5,279
     10,000   MassMutual Global Funding II(a)                           3.60          4/09/2024        10,452
     10,000   MassMutual Global Funding II(a)                           2.75          6/22/2024        10,134
     15,000   Mercury General Corp.                                     4.40          3/15/2027        15,385
     10,000   MetLife, Inc.                                             4.13          8/13/2042        10,820
     29,505   Nationwide Mutual Insurance Co.
                (3 mo. LIBOR + 2.29%)(a)                                4.70(b)      12/15/2024        29,362
      5,000   Ohio National Financial Services, Inc.(a)                 6.63          5/01/2031         5,707
     20,000   Old Republic International Corp.                          3.88          8/26/2026        20,674
     10,000   Primerica, Inc.                                           4.75          7/15/2022        10,557
     10,000   ProAssurance Corp.                                        5.30         11/15/2023        10,819
     10,000   Prudential Financial, Inc. (3 mo. LIBOR + 3.92%)          5.63(k)       6/15/2043        10,733
      5,000   Prudential Financial, Inc.                                4.35          2/25/2050         5,646
     17,050   StanCorp Financial Group, Inc.                            5.00          8/15/2022        17,860
      7,670   Torchmark Corp.                                           4.55          9/15/2028         8,375
                                                                                                   ----------
                                                                                                      391,409
                                                                                                   ----------
              INVESTMENT COMPANIES (0.4%)
     10,000   Ares Capital Corp.                                        3.50          2/10/2023         9,998
      5,000   Ares Capital Corp.                                        4.25          3/01/2025         5,097
      5,000   Main Street Capital Corp.                                 4.50         12/01/2019         5,020
      4,500   Main Street Capital Corp.                                 4.50         12/01/2022         4,624
      7,800   Main Street Capital Corp.                                 5.20          5/01/2024         8,327
                                                                                                   ----------
                                                                                                       33,066
                                                                                                   ----------
              REITS (1.9%)
      5,000   Alexandria Real Estate Equities, Inc.                     4.50          7/30/2029         5,536
      5,000   AvalonBay Communities, Inc.                               3.45          6/01/2025         5,236
      2,679   AvalonBay Communities, Inc.                               3.20          1/15/2028         2,771
     10,000   Boston Properties, LP                                     3.85          2/01/2023        10,425
      7,500   Columbia Property Trust Operating Partnership, LP         3.65          8/15/2026         7,384
     10,000   EPR Properties                                            4.75         12/15/2026        10,587
      9,000   ERP Operating, LP                                         2.85         11/01/2026         9,121
      7,000   Federal Realty Investment Trust                           3.00          8/01/2022         7,088
     10,000   Federal Realty Investment Trust                           2.75          6/01/2023        10,066
      1,852   Federal Realty Investment Trust                           3.25          7/15/2027         1,897
      5,000   Hospitality Properties Trust                              4.95          2/15/2027         5,051
      5,000   Hudson Pacific Properties, LP                             3.95         11/01/2027         5,133
      1,979   Hudson Pacific Properties, LP                             4.65          4/01/2029         2,142
      4,901   MPT Operating Partnership, LP / MPT Finance Corp.         5.25          8/01/2026         5,101
      1,000   MPT Operating Partnership, LP / MPT Finance Corp.         4.63          8/01/2029         1,013

================================================================================

28  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     7,500   Physicians Realty, LP                                     4.30%         3/15/2027    $    7,778
      5,000   Realty Income Corp.                                       4.13         10/15/2026         5,424
      6,000   Realty Income Corp.                                       3.00          1/15/2027         6,070
      4,000   Sabra Health Care, LP                                     5.13          8/15/2026         4,203
      6,000   Sabra Health Care, LP / Sabra Capital Corp.               5.38          6/01/2023         6,105
      4,444   SL Green Operating Partnership, LP                        3.25         10/15/2022         4,494
      7,500   Spirit Realty, LP                                         4.45          9/15/2026         7,842
      5,450   Starwood Property Trust, Inc.                             3.63          2/01/2021         5,464
      5,000   STORE Capital Corp.                                       4.63          3/15/2029         5,334
     14,000   Washington REIT                                           3.95         10/15/2022        14,446
                                                                                                   ----------
                                                                                                      155,711
                                                                                                   ----------
              SAVINGS & LOANS (0.5%)
     15,000   Banc of California, Inc.                                  5.25          4/15/2025        15,441
     10,000   New York Community Bancorp, Inc.
                (1 mo. LIBOR + 2.78%)                                   5.90(k)      11/06/2028        10,421
      8,000   Sterling Bancorp.                                         3.50          6/08/2020         7,944
     10,000   TIAA FSB Holdings, Inc.                                   5.75          7/02/2025        10,274
                                                                                                   ----------
                                                                                                       44,080
                                                                                                   ----------
              Total Financial                                                                       1,271,566
                                                                                                   ----------
              GOVERNMENT (0.0%)
              -----------------
              REGIONAL(STATE/PROVINCE) (0.0%)
      1,000   Mashantucket (Western) Pequot Tribe(h),(m)                7.35          7/01/2026           160
                                                                                                   ----------
              INDUSTRIAL (3.4%)
              -----------------
              AEROSPACE/DEFENSE (0.5%)
     17,750   Arconic, Inc.                                             5.13         10/01/2024        18,784
     10,000   Lockheed Martin Corp.                                     3.60          3/01/2035        10,461
     10,000   Raytheon Co.                                              4.20         12/15/2044        11,104
                                                                                                   ----------
                                                                                                       40,349
                                                                                                   ----------
              BUILDING MATERIALS (0.0%)
      3,000   Eagle Materials, Inc.                                     4.50          8/01/2026         3,046
                                                                                                   ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
     10,000   Hubbell, Inc.                                             3.35          3/01/2026        10,101
      5,000   Hubbell, Inc.                                             3.50          2/15/2028         5,104
     10,000   Molex Electronic Technologies, LLC(a)                     3.90          4/15/2025        10,308
                                                                                                   ----------
                                                                                                       25,513
                                                                                                   ----------
              ELECTRONICS (0.1%)
      2,604   Keysight Technologies, Inc.                               4.60          4/06/2027         2,792
      3,000   Trimble, Inc.                                             4.15          6/15/2023         3,118
                                                                                                   ----------
                                                                                                        5,910
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              HAND/MACHINE TOOLS (0.2%)
$     8,295   Kennametal, Inc.                                          4.63%         6/15/2028    $    8,668
     10,000   Snap-on, Inc.                                             3.25          3/01/2027        10,344
                                                                                                   ----------
                                                                                                       19,012
                                                                                                   ----------
              MACHINERY-DIVERSIFIED (0.2%)
     14,050   Wabtec Corp.                                              3.45         11/15/2026        14,062
                                                                                                   ----------
              METAL FABRICATION/HARDWARE (0.1%)
      8,890   Worthington Industries, Inc.                              4.30          8/01/2032         9,040
                                                                                                   ----------
              MISCELLANEOUS MANUFACTURERS (0.4%)
     10,000   Eaton Corp.                                               2.75         11/02/2022        10,086
     10,000   Eaton Corp.                                               3.10          9/15/2027        10,177
     11,842   General Electric Co. (3 mo. LIBOR + 3.33%)                5.00(k)               -(l)     11,472
      5,000   Hillenbrand, Inc.                                         5.50          7/15/2020         5,104
      1,500   Ingersoll-Rand Co.                                        9.00          8/15/2021         1,656
                                                                                                   ----------
                                                                                                       38,495
                                                                                                   ----------
              PACKAGING & CONTAINERS (0.3%)
      5,000   Ball Corp.                                                5.25          7/01/2025         5,443
      5,000   Crown Americas, LLC / Crown Americas Capital Corp.        4.25          9/30/2026         5,081
      2,000   Graphic Packaging International, LLC                      4.13          8/15/2024         2,055
      9,000   Sealed Air Corp.(a)                                       6.88          7/15/2033        10,056
                                                                                                   ----------
                                                                                                       22,635
                                                                                                   ----------
              TRANSPORTATION (1.2%)
      8,000   Burlington Northern Santa Fe, LLC                         3.75          4/01/2024         8,461
     10,000   Burlington Northern Santa Fe, LLC                         3.65          9/01/2025        10,622
      7,000   Burlington Northern Santa Fe, LLC                         3.90          8/01/2046         7,442
     10,000   FedEx Corp.                                               3.90          2/01/2035        10,179
      7,000   Kansas City Southern                                      3.13          6/01/2026         7,002
      9,412   Ryder System, Inc.                                        3.40          3/01/2023         9,658
      5,000   TTX Co.(a)                                                4.15          1/15/2024         5,293
     10,000   TTX Co.(a)                                                3.60          1/15/2025        10,504
     10,000   Union Pacific Corp.                                       3.38          2/01/2035         9,980
     10,000   Union Pacific Corp.                                       4.25          4/15/2043        10,717
     12,000   Union Pacific Corp.                                       4.30          3/01/2049        13,266
                                                                                                   ----------
                                                                                                      103,124
                                                                                                   ----------
              TRUCKING & LEASING (0.1%)
      5,000   Penske Truck Leasing Co., LP / PTL Finance Corp.(a)       3.95          3/10/2025         5,241
                                                                                                   ----------
              Total Industrial                                                                        286,427
                                                                                                   ----------

================================================================================

30  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              TECHNOLOGY (1.4%)
              -----------------
              COMPUTERS (0.1%)
$     2,500   Dell International, LLC / EMC Corp.(a)                    5.88%         6/15/2021    $    2,544
      5,000   Dell International, LLC / EMC Corp.(a)                    4.90         10/01/2026         5,228
                                                                                                   ----------
                                                                                                        7,772
                                                                                                   ----------
              SEMICONDUCTORS (0.7%)
      5,000   Analog Devices, Inc.                                      4.50         12/05/2036         5,247
     10,000   Applied Materials, Inc.                                   3.30          4/01/2027        10,445
     10,000   Applied Materials, Inc.                                   5.10         10/01/2035        12,225
      5,000   Broadcom, Inc.(a)                                         3.63         10/15/2024         5,012
     10,000   Micron Technology, Inc.                                   4.66          2/15/2030        10,116
      7,000   QUALCOMM, Inc.                                            3.25          5/20/2027         7,176
     10,000   QUALCOMM, Inc.                                            4.65          5/20/2035        11,319
                                                                                                   ----------
                                                                                                       61,540
                                                                                                   ----------
              SOFTWARE (0.6%)
      7,500   Activision Blizzard, Inc.                                 3.40          9/15/2026         7,733
     10,000   Microsoft Corp.                                           3.30          2/06/2027        10,595
     20,000   Microsoft Corp.                                           4.20         11/03/2035        23,095
     10,000   Microsoft Corp.                                           3.45          8/08/2036        10,588
                                                                                                   ----------
                                                                                                       52,011
                                                                                                   ----------
              Total Technology                                                                        121,323
                                                                                                   ----------
              UTILITIES (5.8%)
              ----------------
              ELECTRIC (4.6%)
      5,000   AES Corp.                                                 4.88          5/15/2023         5,069
     10,000   AES Corp.                                                 5.50          4/15/2025        10,383
      5,000   Atlantic City Electric Co.                                3.38          9/01/2024         5,150
     15,000   Berkshire Hathaway Energy Co.                             4.50          2/01/2045        17,133
      5,000   Black Hills Corp.                                         5.88          7/15/2020         5,145
     10,000   Black Hills Corp.                                         4.25         11/30/2023        10,572
     15,000   Cleco Corporate Holdings, LLC                             3.74          5/01/2026        15,220
     10,000   Consumers Energy Co.                                      3.95          7/15/2047        10,984
      5,000   Delmarva Power & Light Co.                                4.15          5/15/2045         5,505
      5,000   Dominion Energy South Carolina, Inc.                      5.30          5/15/2033         6,075
      5,000   Dominion Energy South Carolina, Inc.                      4.10          6/15/2046         5,136
      6,354   Dominion Energy, Inc.                                     3.07          8/15/2024         6,422
      7,000   Duke Energy Carolinas, LLC                                3.88          3/15/2046         7,462
     10,000   Duke Energy Indiana, LLC                                  3.75          5/15/2046        10,362
     10,000   Duke Energy Progress, LLC                                 4.15         12/01/2044        11,017
      3,500   Duquesne Light Holdings, Inc.(a)                          5.90         12/01/2021         3,722
      4,000   Entergy Arkansas, LLC                                     3.05          6/01/2023         4,066
      7,000   Entergy Louisiana, LLC                                    4.95          1/15/2045         7,299
      5,000   Entergy Mississippi, LLC                                  3.25         12/01/2027         5,105

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$    10,000   Entergy Texas, Inc.                                       2.55%         6/01/2021    $    9,952
     15,000   Entergy Texas, Inc.                                       3.45         12/01/2027        15,207
      5,000   Georgia Power Co.                                         3.25          4/01/2026         5,115
     10,000   Gulf Power Co.                                            3.30          5/30/2027        10,371
      7,500   ITC Holdings Corp.                                        3.35         11/15/2027         7,743
      3,168   Mississippi Power Co.                                     4.25          3/15/2042         3,288
     10,000   Monongahela Power Co.(a)                                  4.10          4/15/2024        10,663
      9,500   National Rural Utilities Cooperative Finance Corp.
                (3 mo. LIBOR + 2.91%)                                   4.75(k)       4/30/2043         9,486
      4,000   NextEra Energy Capital Holdings, Inc.
                (3 mo. LIBOR + 2.13%)                                   4.54(b)       6/15/2067         3,381
     15,000   Northern States Power Co.                                 4.00          8/15/2045        16,270
     20,000   Northern States Power Co.                                 3.60          5/15/2046        20,657
      5,000   Oncor Electric Delivery Co., LLC                          3.75          4/01/2045         5,293
     15,000   Pacific Gas & Electric Co.(j)                             2.95          3/01/2026        14,389
      3,530   Pedernales Electric Cooperative, Inc.(a)                  5.95         11/15/2022         3,907
      5,000   Potomac Electric Power Co.                                4.15          3/15/2043         5,484
     26,130   PPL Capital Funding, Inc. (3 mo. LIBOR + 2.67%)           4.99(b)       3/30/2067        23,766
     10,000   Public Service Electric & Gas Co.                         3.80          3/01/2046        10,668
     10,000   Southern California Edison Co.
                (3 mo. LIBOR + 4.20%)                                   6.25(k)               -(l)     10,250
     10,000   Southern Co.                                              3.25          7/01/2026        10,201
      5,000   System Energy Resources, Inc.                             4.10          4/01/2023         5,234
     10,000   Tri-State Generation & Transmission Association, Inc.     4.70         11/01/2044        11,091
     10,000   Tri-State Generation & Transmission Association, Inc.     4.25          6/01/2046        10,372
     15,000   WEC Energy Group, Inc. (3 mo. LIBOR + 2.11%)              4.63(b)       5/15/2067        12,502
                                                                                                   ----------
                                                                                                      387,117
                                                                                                   ----------
              GAS (0.7%)
     10,000   Atmos Energy Corp.                                        4.13         10/15/2044        11,049
     10,000   National Fuel Gas Co.                                     4.90         12/01/2021        10,368
     10,000   National Fuel Gas Co.                                     5.20          7/15/2025        10,807
     10,000   National Fuel Gas Co.                                     3.95          9/15/2027         9,987
      7,000   Southern Co. Gas Capital Corp.                            3.25          6/15/2026         7,112
     11,880   Spire, Inc.                                               3.54          2/27/2024        11,998
                                                                                                   ----------
                                                                                                       61,321
                                                                                                   ----------
              WATER (0.5%)
     10,000   American Water Capital Corp.                              2.95          9/01/2027        10,098
     10,000   Aqua America, Inc.                                        4.28          5/01/2049        10,951
     15,000   Aquarion Co.(a)                                           4.00          8/15/2024        15,644
                                                                                                   ----------
                                                                                                       36,693
                                                                                                   ----------
              Total Utilities                                                                         485,131
                                                                                                   ----------
              Total Corporate Obligations (cost: $3,598,153)                                        3,725,798
                                                                                                   ----------

================================================================================

32  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              EURODOLLAR AND YANKEE OBLIGATIONS (19.0%)

              BASIC MATERIALS (1.9%)
              ----------------------
              CHEMICALS (0.5%)
$    10,000   Air Liquide Finance S.A.(a)                               3.50%         9/27/2046    $   10,013
     10,000   Braskem Finance Ltd.                                      6.45          2/03/2024        11,098
      8,000   SASOL Financing USA, LLC                                  5.88          3/27/2024         8,571
      5,000   Syngenta Finance N.V.(a)                                  3.93          4/23/2021         5,083
     11,673   Yara International ASA(a)                                 4.75          6/01/2028        12,573
                                                                                                   ----------
                                                                                                       47,338
                                                                                                   ----------
              IRON/STEEL (0.4%)
     10,000   ArcelorMittal                                             6.25          2/25/2022        10,805
      8,000   ArcelorMittal                                             7.00         10/15/2039         9,539
      1,968   Vale Overseas Ltd.                                        4.38          1/11/2022         2,032
      9,000   Vale Overseas Ltd.                                        6.25          8/10/2026        10,224
                                                                                                   ----------
                                                                                                       32,600
                                                                                                   ----------
              MINING (1.0%)
      2,500   Anglo American Capital plc(a)                             3.75          4/10/2022         2,554
      5,000   Anglo American Capital plc(a)                             4.88          5/14/2025         5,373
      6,667   Anglo American Capital plc(a)                             4.00          9/11/2027         6,734
     20,000   Fresnillo plc(a)                                          5.50         11/13/2023        21,664
      5,000   Glencore Funding, LLC(a)                                  4.13          5/30/2023         5,191
     15,000   Glencore Funding, LLC(a)                                  4.00          3/27/2027        15,317
      6,700   Glencore Funding, LLC(a)                                  4.88          3/12/2029         7,103
     10,000   Kinross Gold Corp.                                        5.95          3/15/2024        10,962
      2,000   Kinross Gold Corp.                                        4.50          7/15/2027         2,025
      5,000   Teck Resources Ltd.                                       6.13         10/01/2035         5,718
                                                                                                   ----------
                                                                                                       82,641
                                                                                                   ----------
              Total Basic Materials                                                                   162,579
                                                                                                   ----------
              COMMUNICATIONS (0.8%)
              ---------------------
              INTERNET (0.0%)
      3,000   Tencent Holdings Ltd.(a)                                  3.93          1/19/2038         3,105
                                                                                                   ----------
              MEDIA (0.1%)
     10,000   Pearson Funding Four plc(a)                               3.75          5/08/2022        10,025
                                                                                                   ----------
              TELECOMMUNICATIONS (0.7%)
     14,000   British Telecommunications plc                            5.13         12/04/2028        15,780
     15,000   Deutsche Telekom International Finance B.V.(a)            3.60          1/19/2027        15,507
      5,000   Deutsche Telekom International Finance B.V.(a)            4.75          6/21/2038         5,501
     10,000   Telecom Italia Capital S.A.                               6.38         11/15/2033        10,499
      6,667   Vodafone Group plc                                        5.00          5/30/2038         7,382
                                                                                                   ----------
                                                                                                       54,669
                                                                                                   ----------
              Total Communications                                                                     67,799
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              CONSUMER, CYCLICAL (1.1%)
              -------------------------
              AIRLINES (1.1%)
$     3,423   Air Canada Pass-Through Trust(a)                          5.38%         5/15/2021    $    3,502
     18,822   Air Canada Pass-Through Trust(a)                          4.13          5/15/2025        19,795
      8,396   Air Canada Pass-Through Trust(a)                          3.60          3/15/2027         8,663
      5,132   Air Canada Pass-Through Trust(a)                          3.75         12/15/2027         5,359
     15,000   British Airways Pass-Through Trust(a)                     4.63          6/20/2024        15,802
      7,000   British Airways Pass-Through Trust(a)                     3.35          6/15/2029         7,061
      3,994   British Airways Pass-Through Trust(a)                     3.80          9/20/2031         4,186
     11,703   Latam Airlines Pass-Through Trust                         4.20         11/15/2027        11,760
      7,460   Turkish Airlines Pass-Through Trust(a)                    4.20          3/15/2027         7,001
     10,000   WestJet Airlines Ltd.(a)                                  3.50          6/16/2021        10,031
                                                                                                   ----------
              Total Consumer, Cyclical                                                                 93,160
                                                                                                   ----------
              CONSUMER, NON-CYCLICAL (1.8%)
              -----------------------------
              AGRICULTURE (0.7%)
      5,000   BAT Capital Corp.                                         4.39         8/15/2037          4,831
     20,000   BAT International Finance plc(a)                          3.95         6/15/2025         20,717
     20,000   Imperial Brands Finance plc(a)                            4.25         7/21/2025         20,963
     10,000   Imperial Brands Finance plc(a)                            3.88         7/26/2029          9,969
                                                                                                   ----------
                                                                                                       56,480
                                                                                                   ----------
              BEVERAGES (0.6%)
     20,000   Anheuser-Busch Cos., LLC / Anheuser-Busch InBev
                Worldwide, Inc.                                         4.70         2/01/2036         22,316
      6,500   Anheuser-Busch InBev Worldwide, Inc.                      4.38         4/15/2038          7,014
      5,250   Anheuser-Busch InBev Worldwide, Inc.                      5.45         1/23/2039          6,353
     10,000   Bacardi Ltd.(a)                                           4.70         5/15/2028         10,712
      7,500   Becle S.A.B de C.V.(a)                                    3.75         5/13/2025          7,596
                                                                                                   ----------
                                                                                                       53,991
                                                                                                   ----------
              COSMETICS/PERSONAL CARE (0.1%)
      6,000   Avon International Capital plc(a)                         6.50         8/15/2022          6,112
                                                                                                   ----------
              PHARMACEUTICALS (0.4%)
      8,333   Elanco Animal Health, Inc.                                4.27         8/28/2023          8,762
     10,000   GlaxoSmithKline Capital, Inc.                             4.20         3/18/2043         11,221
      5,000   Takeda Pharmaceutical Co. Ltd.(a)                         5.00        11/26/2028          5,738
     15,000   Teva Pharmaceutical Finance Netherlands III B.V.          3.15        10/01/2026         11,684
                                                                                                   ----------
                                                                                                       37,405
                                                                                                   ----------
              Total Consumer, Non-cyclical                                                            153,988
                                                                                                   ----------

================================================================================

34  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              DIVERSIFIED (0.5%)
              ------------------
              HOLDING COMPANIES-DIVERSIFIED (0.5%)
$     7,500   CK Hutchison International Ltd.(a)                        2.75%        10/03/2026    $    7,397
     10,000   CK Hutchison International Ltd.(a)                        3.50          4/05/2027        10,344
     10,000   CK Hutchison International Ltd.(a)                        3.25          9/29/2027        10,186
      5,000   Hutchison Whampoa International Ltd.(a)                   4.63          1/13/2022         5,228
     10,000   Hutchison Whampoa International Ltd.(a)                   3.63         10/31/2024        10,429
                                                                                                   ----------
              Total Diversified                                                                        43,584
                                                                                                   ----------
              ENERGY (1.2%)
              -------------
              OIL & GAS (1.0%)
      4,500   Aker BP ASA(a)                                            5.88         3/31/2025          4,728
      5,000   BP Capital Markets plc                                    3.28         9/19/2027          5,176
     10,000   BP Capital Markets plc                                    3.72        11/28/2028         10,705
     11,000   Eni SpA(a)                                                4.75         9/12/2028         12,112
      4,000   Eni SpA(a)                                                4.25         5/09/2029          4,247
      5,000   Noble Holding International Ltd.(i)                       7.95         4/01/2025          3,663
      7,407   Petrobras Global Finance B.V.                             5.75         2/01/2029          7,929
      6,000   Petroleos Mexicanos                                       5.38         3/13/2022          6,092
     15,000   Saudi Arabian Oil Co.(a)                                  4.25         4/16/2039         15,615
     10,000   Shell International Finance B.V.                          3.63         8/21/2042         10,302
                                                                                                   ----------
                                                                                                       80,569
                                                                                                   ----------
              PIPELINES (0.2%)
      6,000   APT Pipelines Ltd.(a)                                     4.25         7/15/2027          6,312
     12,124   TransCanada PipeLines Ltd. (3 mo. LIBOR + 2.21%)          4.73(b)      5/15/2067          9,843
                                                                                                   ----------
                                                                                                       16,155
                                                                                                   ----------
              Total Energy                                                                             96,724
                                                                                                   ----------
              FINANCIAL (8.5%)
              ----------------
              BANKS (6.7%)
     15,000   ABN AMRO Bank N.V.(a)                                     4.75         7/28/2025         16,103
     10,000   ABN AMRO Bank N.V.(a)                                     4.80         4/18/2026         10,792
     10,000   Australia & New Zealand Banking Group Ltd.(a)             4.40         5/19/2026         10,504
      1,000   Banco Santander Mexico S.A. Institucion de Banca
                Multiple Grupo Financiero Santand
                (1 mo. LIBOR + 3.00%)(a)                                5.95(k)     10/01/2028          1,059
      7,500   Bank of Montreal (5 Yr. Semi-Annual Swap + 1.43%)         3.80(k)     12/15/2032          7,627
     10,000   Bank of Nova Scotia                                       4.50        12/16/2025         10,766
      5,000   Banque Federative du Credit Mutuel S.A.(a)                2.70         7/20/2022          5,023
     12,300   Barclays plc                                              4.84         5/09/2028         12,482
     10,000   Barclays plc (3 mo. LIBOR + 3.05%)                        5.09(k)      6/20/2030         10,106
     10,000   BBVA Bancomer S.A.(a)                                     4.38         4/10/2024         10,447
      5,000   BNP Paribas S.A. (3 mo. LIBOR + 1.29%)(a)                 7.20(k)              -(l)       5,495

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$    10,000   BNP Paribas S.A. (1 mo. LIBOR + 2.24%)(a)                 4.71%(k)      1/10/2025    $   10,691
      5,000   BNP Paribas S.A.(a)                                       4.38          9/28/2025         5,230
     10,000   BNP Paribas S.A.(a)                                       4.38          5/12/2026        10,542
      4,000   BNP Paribas S.A.(a)                                       4.63          3/13/2027         4,264
      9,200   BPCE S.A.(a)                                              3.00          5/22/2022         9,280
      5,000   BPCE S.A.(a)                                              4.00          9/12/2023         5,226
      9,524   BPCE S.A.(a)                                              3.50         10/23/2027         9,741
     10,000   BPCE S.A.(a)                                              3.25          1/11/2028        10,182
      5,833   Cadence BanCorp (3 mo. LIBOR + 3.03%)                     4.75(k)       6/30/2029         5,576
      3,177   Canadian Imperial Bank of Commerce(a)                     7.26          4/10/2032         3,796
     10,000   Commonwealth Bank of Australia(a)                         3.25          7/20/2023        10,371
     10,000   Cooperatieve Rabobank U.A.                                3.88          2/08/2022        10,357
     16,903   Cooperatieve Rabobank U.A.                                3.95         11/09/2022        17,498
      8,000   Cooperatieve Rabobank U.A. (5-Yr. Semi-Annual
                Swap + 1.89%), acquired 11/02/2017-11/03/2017;
                cost $4,099-$4,104(n)                                   4.00(k)       4/10/2029         8,209
     14,286   Credit Agricole S.A.(a)                                   3.25         10/04/2024        14,570
     15,000   Credit Agricole S.A.(a)                                   4.13          1/10/2027        15,970
     21,400   Credit Suisse Group AG(a)                                 3.57          1/09/2023        21,792
      4,445   Credit Suisse Group AG (3 mo. LIBOR + 1.41%)(a)           3.87(k)       1/12/2029         4,585
     10,000   Credit Suisse Group Funding Guernsey Ltd.                 4.55          4/17/2026        10,856
      5,000   Danske Bank A/S(a)                                        5.38          1/12/2024         5,449
     10,000   Deutsche Bank AG                                          5.00          2/14/2022        10,321
     10,000   Deutsche Bank AG (5 Yr. Semi-Annual Swap + 2.55%)         4.88(k)      12/01/2032         8,982
     15,000   HSBC Bank plc (6 mo. LIBOR + 0.25%), acquired
                10/16/2012; cost $7,350(n)                              2.50(b)               -(l)     10,357
     10,000   HSBC Holdings plc                                         3.90          5/25/2026        10,475
      5,000   HSBC Holdings plc                                         4.38         11/23/2026         5,304
     14,100   ING Groep N.V.                                            3.95          3/29/2027        14,991
     25,000   Lloyds Banking Group plc                                  3.75          1/11/2027        25,358
      5,000   Lloyds Banking Group plc (3 mo. LIBOR + 1.21%)            3.57(k)      11/07/2028         4,961
     20,000   Mizuho Financial Group, Inc.                              3.17          9/11/2027        20,446
      5,000   National Australia Bank Ltd.                              3.00          1/20/2023         5,103
     11,000   Nordea Bank AB(a)                                         4.88          5/13/2021        11,384
     20,000   Royal Bank of Canada                                      4.65          1/27/2026        21,821
     10,000   Royal Bank of Scotland Group plc                          6.13         12/15/2022        10,789
      5,000   Royal Bank of Scotland Group plc                          6.10          6/10/2023         5,387
      7,000   Royal Bank of Scotland Group plc                          3.88          9/12/2023         7,126
      4,000   Royal Bank of Scotland Group plc
                (3 mo. LIBOR + 1.76%)                                   4.27(k)       3/22/2025         4,098
      5,000   Royal Bank of Scotland Group plc                          4.80          4/05/2026         5,348
     10,000   Royal Bank of Scotland Group plc
                (1 mo. LIBOR + 1.91%)                                   5.08(k)       1/27/2030        10,793

================================================================================

36  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     5,000   Santander UK Group Holdings plc                           3.57%         1/10/2023    $    5,055
     20,000   Santander UK plc(a)                                       5.00         11/07/2023        21,088
      5,000   Santander UK plc                                          4.00          3/13/2024         5,251
      7,500   Standard Chartered plc (1 mo. LIBOR + 1.97%)(a)           4.87(k)       3/15/2033         7,860
      7,500   Suncorp-Metway Ltd.(a)                                    2.80          5/04/2022         7,547
      7,500   Swedbank AB(a)                                            2.65          3/10/2021         7,500
     10,000   Toronto-Dominion Bank
                (5-Yr. Semi-Annual Swap + 2.21%)                        3.63(k)       9/15/2031        10,140
     10,000   Westpac Banking Corp.
                (5 Yr. Semi-Annual Swap + 2.24%)                        4.32(k)      11/23/2031        10,357
                                                                                                   ----------
                                                                                                      562,431
                                                                                                   ----------
              DIVERSIFIED FINANCIAL SERVICES (0.4%)
      7,000   AerCap Ireland Capital DAC / AerCap
                Global Aviation Trust                                   4.63          7/01/2022         7,348
      6,460   Avolon Holdings Funding Ltd.(a)                           4.38          5/01/2026         6,676
     10,000   Brookfield Finance, Inc.                                  4.85          3/29/2029        10,976
     10,000   ORIX Corp.                                                3.70          7/18/2027        10,503
                                                                                                   ----------
                                                                                                       35,503
                                                                                                   ----------
              INSURANCE (0.6%)
     19,300   Oil Insurance Ltd. (3 mo. LIBOR + 2.98%)(a)               5.30(b)               -(l)     18,503
     20,000   QBE Capital Funding III Ltd.
                (10 Yr. Semi-Annual Swap + 4.05%)(a)                    7.25(k)       5/24/2041        21,200
      5,000   XLIT Ltd. (3 mo. LIBOR + 2.46%)                           4.76(b)               -(l)      4,971
      5,000   XLIT Ltd.                                                 4.45          3/31/2025         5,368
                                                                                                   ----------
                                                                                                       50,042
                                                                                                   ----------
              REITS (0.4%)
      5,000   Scentre Group Trust(a)                                    2.38          4/28/2021         4,977
     10,000   Scentre Group Trust(a)                                    3.25         10/28/2025        10,106
     20,000   WEA Finance, LLC / Westfield
                UK & Europe Finance plc(a)                              3.75          9/17/2024        20,952
                                                                                                   ----------
                                                                                                       36,035
                                                                                                   ----------
              SAVINGS & LOANS (0.4%)
     20,000   Nationwide Building Society(a)                            4.00          9/14/2026        20,013
     12,000   Nationwide Building Society
                (1 mo. LIBOR + 1.85%)(a)                                4.13(k)      10/18/2032        11,570
                                                                                                   ----------
                                                                                                       31,583
                                                                                                   ----------
              Total Financial                                                                         715,594
                                                                                                   ----------
              GOVERNMENT (0.1%)
              -----------------
              MULTI-NATIONAL (0.1%)
      5,000   Caribbean Development Bank(a)                             4.38        11/09/2027          5,153
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              INDUSTRIAL (2.1%)
              -----------------
              AEROSPACE/DEFENSE (0.1%)
$     5,000   Rolls-Royce plc(a)                                        3.63%        10/14/2025    $    5,152
                                                                                                   ----------
              BUILDING MATERIALS (0.3%)
      3,462   Boral Finance Proprietary Ltd.(a)                         3.75          5/01/2028         3,496
      9,250   Cemex SAB de CV(a)                                        7.75          4/16/2026        10,019
     10,000   Holcim U.S. Finance Sarl & Cie SCS(a)                     6.00         12/30/2019        10,117
      1,435   LafargeHolcim Finance U.S., LLC(a)                        3.50          9/22/2026         1,438
                                                                                                   ----------
                                                                                                       25,070
                                                                                                   ----------
              ELECTRONICS (0.1%)
      4,800   Tyco Electronics Group S.A.                               3.13          8/15/2027         4,825
                                                                                                   ----------
              ENGINEERING & CONSTRUCTION (0.4%)
     10,000   Heathrow Funding Ltd.(a)                                  4.88          7/15/2021        10,365
     10,000   Sydney Airport Finance Co. Proprietary Ltd.(a)            3.90          3/22/2023        10,407
     10,000   Sydney Airport Finance Co. Proprietary Ltd.(a)            3.63          4/28/2026        10,270
                                                                                                   ----------
                                                                                                       31,042
                                                                                                   ----------
              MACHINERY-DIVERSIFIED (0.3%)
     15,000   CNH Industrial N.V.                                       4.50          8/15/2023        15,861
      5,000   CNH Industrial N.V.                                       3.85         11/15/2027         5,065
                                                                                                   ----------
                                                                                                       20,926
                                                                                                   ----------
              MISCELLANEOUS MANUFACTURERS (0.5%)
     20,000   Siemens Financieringsmatschappij N.V.(a)                  3.25          5/27/2025        20,741
     10,000   Siemens Financieringsmatschappij N.V.(a)                  3.40          3/16/2027        10,533
     12,250   Smiths Group plc(a)                                       3.63         10/12/2022        12,396
                                                                                                   ----------
                                                                                                       43,670
                                                                                                   ----------
              PACKAGING & CONTAINERS (0.3%)
      4,750   Amcor Finance USA, Inc.(a)                                3.63          4/28/2026         4,812
      5,500   Brambles USA, Inc.(a)                                     4.13         10/23/2025         5,754
      7,500   CCL Industries, Inc.(a)                                   3.25         10/01/2026         7,409
      2,500   Reynolds Group Issuer, Inc. / Reynolds Group
               Issuer, LLC / Reynolds Group Issuer Lu(a)                5.13          7/15/2023         2,546
      5,000   Reynolds Group Issuer, Inc. / Reynolds Group
               Issuer, LLC / Reynolds Group Issuer Lu(a)                7.00          7/15/2024         5,176
                                                                                                   ----------
                                                                                                       25,697
                                                                                                   ----------
              TRANSPORTATION (0.1%)
     12,000   Canadian National Railway Co.                             2.75          3/01/2026        12,179
                                                                                                   ----------
              TRUCKING & LEASING (0.0%)
      3,000   DAE Funding, LLC(a)                                       5.00          8/01/2024         3,156
                                                                                                   ----------
              Total Industrial                                                                        171,717
                                                                                                   ----------

================================================================================

38  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              UTILITIES (1.0%)
              ----------------
              ELECTRIC (1.0%)
$     5,000   Comision Federal de Electricidad(a)                       4.75%         2/23/2027    $    5,156
      2,500   Edison International                                      5.75          6/15/2027         2,787
      5,000   EDP Finance B.V.(a)                                       5.25          1/14/2021         5,177
     25,000   Electricite de France S.A. (10 Yr. Semi-Annual
                Swap + 3.71%)(a)                                        5.25(k)               -(l)     25,574
      6,000   Emera U.S. Finance, LP                                    3.55          6/15/2026         6,182
     10,000   Enel Chile S.A.                                           4.88          6/12/2028        10,945
      5,000   Enel Finance International N.V.(a)                        4.63          9/14/2025         5,374
      5,000   Enel Finance International N.V.(a)                        3.63          5/25/2027         5,050
     10,000   Fortis, Inc.                                              3.06         10/04/2026        10,013
      3,500   Transelec S.A.(a)                                         3.88          1/12/2029         3,559
                                                                                                   ----------
              Total Utilities                                                                          79,817
                                                                                                   ----------
              Total Eurodollar and Yankee Obligations (cost: $1,527,989)                            1,590,115
                                                                                                   ----------

              FOREIGN GOVERNMENT OBLIGATIONS (0.4%)
   10,000     Italy Government International Bond                       5.38          6/15/2033        11,132
CAD15,000     Province of Alberta                                       2.55         12/15/2022        11,619
CAD20,000     Province of Ontario                                       2.85          6/02/2023        15,694
                                                                                                   ----------
              Total Foreign Government Obligations (cost: $45,824)                                     38,445
                                                                                                   ----------

              MUNICIPAL OBLIGATIONS (6.3%)

              ARIZONA (0.0%)
      3,500   School Facilities Board                                   2.38          9/01/2019         3,498
                                                                                                   ----------
              CALIFORNIA (0.8%)
      5,000   Industry Public Facilities Auth. (INS - Assured
                Guaranty Municipal Corp.)                               3.47          1/01/2021         5,051
      5,000   Industry Public Facilities Auth. (INS - Assured
                Guaranty Municipal Corp.)                               3.82          1/01/2022         5,139
      1,250   Las Virgenes Unified School District                      5.54          8/01/2025         1,414
        850   Placentia Yorba Linda Unified School District             5.40          8/01/2021           902
      5,000   Port of Oakland                                           4.50          5/01/2030         5,383
         75   Port of Oakland (PRE)                                     4.50          5/01/2032            81
     11,625   Port of Oakland                                           4.50          5/01/2032        12,444
      4,250   Riverside CCD                                             3.49          8/01/2023         4,470
      3,000   Riverside CCD                                             3.61          8/01/2024         3,194
     10,000   San Jose Redev. Agency Successor Agency                   3.13          8/01/2028        10,341
      5,250   San Marcos Redev. Agency Successor Agency                 4.02         10/01/2025         5,676
      6,500   San Marcos Redev. Agency Successor Agency                 4.47         10/01/2029         7,321

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     2,000   Torrance Unified School District                          5.52%         8/01/2021    $    2,131
      2,590   Vista Redev. Agency (INS - Assured Guaranty
                Municipal Corp.)                                        4.13          9/01/2030         2,740
                                                                                                   ----------
                                                                                                       66,287
                                                                                                   ----------
              COLORADO (0.1%)
      5,000   El Paso County                                            4.47         10/01/2035         5,738
                                                                                                   ----------
              CONNECTICUT (0.7%)
     10,000   City of Bridgeport                                        4.03          8/15/2028        10,487
      7,380   City of Bridgeport                                        4.08          8/15/2029         7,727
     10,000   City of New Haven                                         4.68          8/01/2031        11,096
      5,000   State                                                     3.23          1/15/2025         5,174
      1,500   State                                                     3.43          4/15/2028         1,577
      2,500   State                                                     3.90          9/15/2028         2,721
      3,845   Town of Hamden                                            4.93          8/15/2030         4,173
     10,000   Town of Stratford                                         5.75          8/15/2030        11,157
                                                                                                   ----------
                                                                                                       54,112
                                                                                                   ----------
              FLORIDA (0.4%)
      3,250   City of Jacksonville                                      2.00         10/01/2019         3,244
      3,000   City of Jacksonville                                      2.37         10/01/2020         2,982
      2,500   County of Miami-Dade Aviation Revenue                     3.38         10/01/2030         2,623
      8,250   Miami-Dade County Aviation                                2.70         10/01/2026         8,316
     10,000   Miami-Dade County School Board (INS - Assured
                Guaranty Municipal Corp.)                               5.38          5/01/2031        10,598
      6,000   Palm Beach County School District                         5.40          8/01/2025         6,941
                                                                                                   ----------
                                                                                                       34,704
                                                                                                   ----------
              GEORGIA (0.0%)
      2,000   Atlanta & Fulton County Recreation Auth.                  3.80         12/15/2037         2,063
      1,500   Atlanta & Fulton County Recreation Auth.                  4.00         12/15/2046         1,519
                                                                                                   ----------
                                                                                                        3,582
                                                                                                   ----------
              HAWAII (0.3%)
        900   City & County of Honolulu                                 2.81         11/01/2023           916
        680   City & County of Honolulu                                 3.06         11/01/2025           694
        775   City & County of Honolulu                                 3.16         11/01/2026           792
        625   City & County of Honolulu                                 3.26         11/01/2027           640
        690   City & County of Honolulu                                 3.36         11/01/2028           708
      7,000   State                                                     2.80         10/01/2027         7,138
      3,000   State Department of Budget and Finance                    3.25          1/01/2025         3,157
      7,235   State Department of Budget and Finance                    3.10          5/01/2026         7,586
                                                                                                   ----------
                                                                                                       21,631
                                                                                                   ----------

================================================================================

40  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              IDAHO (0.1%)
$     2,500   State Building Auth.                                      3.78%         9/01/2030    $    2,700
      2,120   State Building Auth.                                      3.93          9/01/2031         2,305
      2,000   State Building Auth.                                      3.98          9/01/2032         2,175
                                                                                                   ----------
                                                                                                        7,180
                                                                                                   ----------
              ILLINOIS (0.5%)
      6,500   Chicago Midway International Airport                      5.00          1/01/2025         7,441
      8,000   Chicago Midway International Airport                      5.00          1/01/2026         9,141
      5,000   Chicago O'Hare International Airport                      5.00          1/01/2021         5,250
      6,500   City of Chicago Wastewater Transmission                   5.84          1/01/2035         7,896
      2,025   Finance Auth.                                             3.55          8/15/2029         2,112
      3,000   Finance Auth.                                             3.60          8/15/2030         3,139
      4,500   Winnebago & Boone County School District No. 205          3.80         12/01/2026         4,729
                                                                                                   ----------
                                                                                                       39,708
                                                                                                   ----------
              INDIANA (0.1%)
      4,955   Finance Auth.                                             4.36          7/15/2029         5,595
      4,260   Finance Auth.                                             4.53          7/15/2031         4,928
      1,500   Finance Auth.                                             3.62          7/01/2036         1,559
                                                                                                   ----------
                                                                                                       12,082
                                                                                                   ----------
              KANSAS (0.1%)
     10,000   Dev. Finance Auth.                                        4.73          4/15/2037        11,585
                                                                                                   ----------
              KENTUCKY (0.1%)
      1,000   Economic Dev. Finance Auth. (INS - Assured
               Guaranty Municipal Corp.)                                3.62         12/01/2025         1,033
      2,335   Economic Dev. Finance Auth.                               3.72         12/01/2026         2,433
      1,985   Economic Dev. Finance Auth.                               3.82         12/01/2027         2,087
      1,000   Economic Dev. Finance Auth.                               3.92         12/01/2028         1,057
      1,500   Economic Dev. Finance Auth.                               4.02         12/01/2029         1,592
      1,300   Economic Dev. Finance Auth.                               4.12         12/01/2030         1,387
                                                                                                   ----------
                                                                                                        9,589
                                                                                                   ----------
              MAINE (0.1%)
      5,000   Municipal Bond Bank                                       4.25          6/01/2023         5,359
                                                                                                   ----------
              MARYLAND (0.1%)
      2,290   EDC                                                       4.05          6/01/2027         2,381
      2,390   EDC                                                       4.15          6/01/2028         2,495
      2,495   EDC                                                       4.25          6/01/2029         2,614
      1,325   EDC                                                       4.35          6/01/2030         1,396
      1,385   EDC                                                       4.40          6/01/2031         1,462
                                                                                                   ----------
                                                                                                       10,348
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              MISSISSIPPI (0.2%)
$     1,800   State                                                     2.83%        12/01/2024    $    1,851
      2,000   State                                                     3.03         12/01/2025         2,076
     10,000   State                                                     3.73         10/01/2032        10,840
                                                                                                   ----------
                                                                                                       14,767
                                                                                                   ----------
              NEW JERSEY (0.5%)
      2,525   City of Atlantic                                          4.23          9/01/2025         2,683
      2,415   City of Atlantic                                          4.29          9/01/2026         2,567
     14,310   EDA                                                       4.45          6/15/2020        14,522
      2,700   EDA                                                       5.25          9/01/2022         2,861
      2,500   EDA                                                       5.71          6/15/2030         2,927
      3,000   Educational Facilities Auth.                              4.02          7/01/2039         3,092
        500   South Jersey Port Corp.                                   5.00          1/01/2025           572
      1,000   South Jersey Port Corp.                                   5.00          1/01/2026         1,164
      1,000   South Jersey Port Corp.                                   5.00          1/01/2027         1,181
        500   South Jersey Port Corp.                                   5.00          1/01/2028           598
      5,000   Transportation Trust Fund Auth.
               (INS - AMBAC Assurance Corp.)                            5.25         12/15/2022         5,592
      3,320   Transportation Trust Fund Auth.                           5.50         12/15/2022         3,740
      1,810   Transportation Trust Fund Auth.                           5.75         12/15/2028         2,081
                                                                                                   ----------
                                                                                                       43,580
                                                                                                   ----------
              NEW MEXICO (0.0%)
      1,000   Sandoval County                                           2.72          6/01/2020         1,000
                                                                                                   ----------
              NEW YORK (0.5%)
     11,400   Dormitory Auth.                                           5.10          8/01/2034        13,173
     10,000   Long Island Power Auth.(h)                                5.25          5/01/2022        10,641
      2,500   Long Island Power Auth.                                   3.98          9/01/2025         2,652
      2,500   Long Island Power Auth.                                   4.13          9/01/2026         2,687
      5,000   New York City Transitional Finance Auth.                  5.00          2/01/2035         5,273
      1,830   Town of Oyster Bay                                        3.80          2/01/2020         1,836
      1,500   Town of Oyster Bay                                        3.95          2/01/2021         1,521
                                                                                                   ----------
                                                                                                       37,783
                                                                                                   ----------
              NORTH CAROLINA (0.1%)
      5,000   City of Kannapolis                                        7.28          3/01/2027         5,133
                                                                                                   ----------
              OHIO (0.1%)
     10,000   Cleveland Public Power                                    5.50         11/15/2038        10,539
                                                                                                   ----------
              OKLAHOMA (0.2%)
     10,250   Dev. Finance Auth.                                        5.45          8/15/2028        11,591
      1,365   Dev. Finance Auth.                                        5.88          8/01/2037         1,142
                                                                                                   ----------
                                                                                                       12,733
                                                                                                   ----------

================================================================================

42  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              PENNSYLVANIA (0.4%)
$     5,045   Commonwealth Financing Auth.                              3.86%         6/01/2038    $    5,321
      1,375   Economic Dev. Finance Auth.                               3.20         11/15/2027         1,418
     10,000   IDA                                                       3.56          7/01/2024        10,312
     10,000   Philadelphia School District                              5.06          9/01/2042        11,371
      1,625   Public School Building Auth.
                (INS - Build America Mutual Assurance Co.)              2.84         12/01/2019         1,626
      1,300   Public School Building Auth.
                (INS - Build America Mutual Assurance Co.)              4.08         12/01/2023         1,376
      2,810   Scranton School District (Put Date 6/15/2024)(o)          3.15          6/15/2034         2,805
      1,415   Scranton School District (Put Date 6/15/2024)(o)          3.15          6/15/2034         1,413
                                                                                                   ----------
                                                                                                       35,642
                                                                                                   ----------
              SOUTH CAROLINA (0.1%)
     10,000   Public Service Auth.                                      4.77         12/01/2045        11,758
                                                                                                   ----------
              TENNESSEE (0.2%)
      2,000   Jackson Energy Auth.                                      2.90          4/01/2022         2,023
      2,745   Jackson Energy Auth.                                      3.05          4/01/2023         2,801
      3,915   Jackson Energy Auth.                                      3.20          4/01/2024         4,008
      8,000   Metropolitan Nashville & Davidson County
                Health & Educational Board                              4.05          7/01/2026         8,667
                                                                                                   ----------
                                                                                                       17,499
                                                                                                   ----------
              TEXAS (0.6%)
      1,550   City of Austin CCD                                        6.76          8/01/2030         2,012
      2,000   City of Austin CCD                                        6.91          8/01/2035         2,802
      5,000   City of Houston Combined Utility System                   5.00         11/15/2033         5,224
      9,000   Colony Local Dev. Corp. (INS - Berkshire
                Hathaway Assurance Corp.)                               4.38         10/01/2033        10,312
     12,570   Dallas-Fort Worth International Airport Facilities        4.00         11/01/2021        12,984
      2,265   Dallas-Fort Worth International Airport Facilities        4.44         11/01/2021         2,370
      9,700   Ector County Hospital District                            7.18          9/15/2035         9,878
      2,000   McLennan County Public Facility Corp.                     3.90          6/01/2029         2,091
      1,000   Nueces County Port of Corpus Christi Auth.                3.49         12/01/2025         1,044
                                                                                                   ----------
                                                                                                       48,717
                                                                                                   ----------
              Total Municipal Obligations (cost: $488,036)                                            524,554
                                                                                                   ----------

              PREFERRED BONDS (0.1%)

              FINANCIAL (0.1%)
              ----------------
              INSURANCE (0.1%)
      5,000   Catlin Insurance Co. Ltd. (3 mo. LIBOR + 2.98%)(a)
                (cost: $5,000)                                          5.28(b)               -(l)      4,990
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY ISSUES (5.2%)(p)
              ---------------------------------------
              AGENCY COLLATERAL CMO (0.1%)
$     9,253   Freddie Mac(+)                                            4.00%         6/15/2029    $    9,491
                                                                                                   ----------
              COMMERCIAL MBS (4.2%)
     10,524   Fannie Mae(+)                                             2.15          1/25/2023        10,496
      4,834   Fannie Mae(+)                                             2.64(g)      11/25/2024         4,921
      3,500   Fannie Mae(+)                                             2.79(g)       2/25/2027         3,594
      8,000   Fannie Mae(+)                                             2.89(g)       5/25/2029         8,222
      2,500   Fannie Mae(+)                                             2.96(g)       2/25/2027         2,584
      7,105   Fannie Mae(+)                                             3.04(g)       3/25/2028         7,443
     64,866   Freddie Mac(+)(f)                                         0.83(g)      10/25/2022         1,405
     90,358   Freddie Mac(+)(f)                                         0.99(g)      11/25/2022         2,368
     55,047   Freddie Mac(+)(f)                                         1.33(g)       1/25/2022         1,318
     88,514   Freddie Mac(+)(f)                                         1.40(g)       5/25/2022         2,742
     67,485   Freddie Mac(+)(f)                                         1.43(g)       6/25/2022         2,226
      3,401   Freddie Mac(+)                                            1.60          8/15/2051         3,430
     10,000   Freddie Mac(+)                                            2.59          5/25/2026        10,094
     20,000   Freddie Mac(+)                                            2.65          8/25/2026        20,395
     17,000   Freddie Mac(+)                                            2.77          5/25/2025        17,393
     15,000   Freddie Mac(+)                                            2.81          1/25/2025        15,401
     12,000   Freddie Mac(+)                                            2.85          3/25/2026        12,355
     10,000   Freddie Mac(+)                                            2.90          6/25/2029        10,358
      7,000   Freddie Mac(+)                                            3.00         12/25/2025         7,274
      8,000   Freddie Mac(+)                                            3.01          7/25/2025         8,312
     10,000   Freddie Mac(+)                                            3.02          1/25/2025        10,377
     11,911   Freddie Mac(+)                                            3.02          3/25/2027        12,309
      5,500   Freddie Mac(+)                                            3.06          4/25/2034         5,668
      4,855   Freddie Mac(+)                                            3.12(g)      10/25/2031         5,068
      9,500   Freddie Mac(+)                                            3.17          3/25/2027        10,001
      5,759   Freddie Mac(+)                                            3.19(g)       9/25/2027         6,081
      4,533   Freddie Mac(+)                                            3.24          8/25/2027         4,801
      7,500   Freddie Mac(+)                                            3.29(g)       3/25/2029         7,988
      8,766   Freddie Mac(+)                                            3.30(g)      11/25/2027         9,326
      8,420   Freddie Mac(+)                                            3.33(g)       3/25/2027         8,912
     10,000   Freddie Mac(+)                                            3.37          7/25/2025        10,513
     10,000   Freddie Mac(+)                                            3.41         12/25/2026        10,695
      9,000   Freddie Mac(+)                                            3.43(g)       1/25/2027         9,628
      4,455   Freddie Mac(+)                                            3.46         11/25/2032         4,814
     15,500   Freddie Mac(+)                                            3.51          4/25/2030        16,732
     10,000   Freddie Mac(+)                                            3.54          3/25/2034        10,888
      3,000   Freddie Mac(+)                                            3.65(g)       2/25/2028         3,267
     19,200   Freddie Mac(+)                                            3.79          1/25/2034        21,369

================================================================================

44  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     7,000   Freddie Mac(+)                                            3.90%        12/25/2030    $    7,852
      5,000   Freddie Mac(+)                                            3.90         10/25/2033         5,621
      5,000   Freddie Mac(+)                                            3.92(g)       9/25/2028         5,565
      5,000   Freddie Mac(+)                                            4.05(g)       9/25/2028         5,617
      6,794   Freddie Mac(+)                                            4.06(g)      10/25/2028         7,645
                                                                                                   ----------
                                                                                                      353,068
                                                                                                   ----------
              FGLMC COLLATERAL (0.4%)
      8,892   Freddie Mac(+)                                            3.50          5/01/2042         9,257
      9,959   Freddie Mac(+)                                            3.50          6/01/2046        10,290
      3,621   Freddie Mac(+)                                            3.50          8/01/2046         3,770
      7,992   Freddie Mac(+)                                            3.50          5/01/2047         8,245
         26   Freddie Mac(+)                                            5.00          6/01/2020            26
        172   Freddie Mac(+)                                            5.00          1/01/2021           174
        162   Freddie Mac(+)                                            5.50         11/01/2020           164
         86   Freddie Mac(+)                                            5.50         12/01/2020            87
        553   Freddie Mac(+)                                            5.50         12/01/2035           618
        338   Freddie Mac(+)                                            5.50          4/01/2036           378
                                                                                                   ----------
                                                                                                       33,009
                                                                                                   ----------
              GNMA COLLATERAL (0.1%)
      2,322   Government National Mortgage Assn. I                      5.00          8/15/2033         2,488
         45   Government National Mortgage Assn. I                      6.00          8/15/2028            47
         40   Government National Mortgage Assn. I                      6.00          9/15/2028            42
        101   Government National Mortgage Assn. I                      6.00          9/15/2028           110
      1,000   Government National Mortgage Assn. I                      6.00          9/15/2028         1,103
        163   Government National Mortgage Assn. I                      6.00         10/15/2028           179
        105   Government National Mortgage Assn. I                      6.00          1/15/2029           111
         12   Government National Mortgage Assn. I                      6.00          1/15/2029            13
        135   Government National Mortgage Assn. I                      6.00          1/15/2029           148
        179   Government National Mortgage Assn. I                      6.00          1/15/2033           203
          4   Government National Mortgage Assn. I                      6.50          6/15/2023             3
        100   Government National Mortgage Assn. I                      6.50          7/15/2023           106
         17   Government National Mortgage Assn. I                      6.50          9/15/2023            18
         83   Government National Mortgage Assn. I                      6.50         10/15/2023            87
         36   Government National Mortgage Assn. I                      6.50         10/15/2023            38
          9   Government National Mortgage Assn. I                      6.50         10/15/2023             9
        101   Government National Mortgage Assn. I                      6.50         12/15/2023           107
         46   Government National Mortgage Assn. I                      6.50         12/15/2023            48
         18   Government National Mortgage Assn. I                      6.50          1/15/2024            19
         31   Government National Mortgage Assn. I                      6.50          2/15/2024            33
         39   Government National Mortgage Assn. I                      6.50          4/15/2026            42
        184   Government National Mortgage Assn. I                      6.50          5/15/2028           205
        422   Government National Mortgage Assn. I                      6.50         10/15/2031           483

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$        16   Government National Mortgage Assn. I                      7.00%         5/15/2023    $       17
         17   Government National Mortgage Assn. I                      7.00          5/15/2023            18
          6   Government National Mortgage Assn. I                      7.00          5/15/2023             6
         10   Government National Mortgage Assn. I                      7.00          5/15/2023            10
         37   Government National Mortgage Assn. I                      7.00          6/15/2023            39
          7   Government National Mortgage Assn. I                      7.00          6/15/2023             7
          6   Government National Mortgage Assn. I                      7.00          8/15/2023             6
          6   Government National Mortgage Assn. I                      7.00          8/15/2023             6
         45   Government National Mortgage Assn. I                      7.00          8/15/2023            47
          6   Government National Mortgage Assn. I                      7.00          8/15/2023             6
         23   Government National Mortgage Assn. I                      7.00          9/15/2023            23
         10   Government National Mortgage Assn. I                      7.00          1/15/2026            11
         17   Government National Mortgage Assn. I                      7.00          3/15/2026            18
          4   Government National Mortgage Assn. I                      7.00          3/15/2026             5
        105   Government National Mortgage Assn. I                      7.00         10/15/2027           118
        148   Government National Mortgage Assn. I                      7.00          6/15/2029           165
         95   Government National Mortgage Assn. I                      7.00          6/15/2029           103
         18   Government National Mortgage Assn. I                      7.00          7/15/2029            18
        181   Government National Mortgage Assn. I                      7.00          8/15/2031           213
         50   Government National Mortgage Assn. I                      7.00          7/15/2032            59
         37   Government National Mortgage Assn. I                      7.50          7/15/2023            39
        114   Government National Mortgage Assn. I                      7.50          6/15/2026           125
         50   Government National Mortgage Assn. I                      7.50          6/15/2026            54
         35   Government National Mortgage Assn. I                      7.50          7/15/2026            36
         62   Government National Mortgage Assn. I                      7.50          5/15/2027            68
        107   Government National Mortgage Assn. I                      7.50          2/15/2028           119
         77   Government National Mortgage Assn. I                      7.50         12/15/2028            88
         59   Government National Mortgage Assn. I                      7.50          8/15/2029            69
                                                                                                   ----------
                                                                                                        7,135
                                                                                                   ----------
              GNMA2 COLLATERAL (0.0%)
        395   Government National Mortgage Assn. II                     5.50          4/20/2033           443
        380   Government National Mortgage Assn. II                     6.00          8/20/2032           432
        282   Government National Mortgage Assn. II                     6.00          9/20/2032           321
        126   Government National Mortgage Assn. II                     6.50          8/20/2031           144
                                                                                                   ----------
                                                                                                        1,340
                                                                                                   ----------
              TRANSPORTATION (0.1%)
      7,692   Totem Ocean Trailer Express, Inc., Title XI
                (NBGA - United States Government)                       6.37          4/15/2028         8,828
                                                                                                   ----------
              UMBS COLLATERAL (0.3%)
      6,873   Fannie Mae(+)                                             2.50          2/01/2028         6,919
      4,548   Fannie Mae(+)                                             4.00          4/01/2048         4,715

================================================================================

46  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     1,224   Fannie Mae(+)                                             5.00%         6/01/2033    $    1,330
        117   Fannie Mae(+)                                             5.50          7/01/2021           120
      1,503   Fannie Mae(+)                                             5.50          9/01/2035         1,679
        750   Fannie Mae(+)                                             5.50         10/01/2035           838
        239   Fannie Mae(+)                                             5.50          1/01/2036           267
        663   Fannie Mae(+)                                             5.50          4/01/2036           741
        763   Fannie Mae(+)                                             5.50          2/01/2037           851
        417   Fannie Mae(+)                                             5.50          3/01/2037           467
        334   Fannie Mae(+)                                             5.50         11/01/2037           374
        908   Fannie Mae(+)                                             5.50          5/01/2038         1,011
        686   Fannie Mae(+)                                             6.00          5/01/2036           783
        492   Fannie Mae(+)                                             6.00          6/01/2036           562
        714   Fannie Mae(+)                                             6.00          8/01/2037           817
        176   Fannie Mae(+)                                             6.50          4/01/2031           201
          4   Fannie Mae(+)                                             6.50          7/01/2031             4
        302   Fannie Mae(+)                                             6.50          3/01/2032           347
          6   Fannie Mae(+)                                             7.00         10/01/2022             6
          3   Fannie Mae(+)                                             7.00          3/01/2023             3
                                                                                                   ----------
                                                                                                       22,035
                                                                                                   ----------
              Total U.S. Government Agency Issues (cost: $417,237)                                    434,906
                                                                                                   ----------

              U.S. TREASURY SECURITIES (9.7%)

              BONDS (4.7%)
     22,950   U.S. Treasury Bond                                        2.25          8/15/2046        21,655
     54,340   U.S. Treasury Bond                                        2.38          1/15/2025        60,490
     65,000   U.S. Treasury Bond(q)                                     2.50          2/15/2045        64,695
     60,000   U.S. Treasury Bond                                        2.50          2/15/2046        59,672
     40,000   U.S. Treasury Bond(r),(s)                                 2.75          8/15/2042        41,969
     10,000   U.S. Treasury Bond                                        2.75         11/15/2042        10,473
     10,000   U.S. Treasury Bond                                        2.75          8/15/2047        10,423
     22,000   U.S. Treasury Bond                                        2.75         11/15/2047        22,935
     25,000   U.S. Treasury Bond                                        3.00         11/15/2044        27,285
     10,000   U.S. Treasury Bond                                        3.00          2/15/2049        10,983
      5,000   U.S. Treasury Bond                                        3.38          5/15/2044         5,804
     20,000   U.S. Treasury Bond(r),(s)                                 3.38         11/15/2048        23,544
     30,000   U.S. Treasury Bond                                        3.88          8/15/2040        37,439
                                                                                                   ----------
                                                                                                      397,367
                                                                                                   ----------
              NOTES (5.0%)
     10,142   U.S. Treasury Note                                        0.88          1/15/2029        10,691
     20,000   U.S. Treasury Note                                        1.63         11/15/2022        19,850
     50,000   U.S. Treasury Note                                        1.63          2/15/2026        49,078
     15,000   U.S. Treasury Note                                        2.00          2/15/2022        15,050

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$    10,000   U.S. Treasury Note                                        2.00%         2/15/2023    $   10,050
     80,000   U.S. Treasury Note                                        2.00          2/15/2025        80,494
     10,000   U.S. Treasury Note                                        2.25         11/15/2024        10,191
      5,000   U.S. Treasury Note                                        2.25         11/15/2025         5,099
     10,000   U.S. Treasury Note                                        2.25          2/15/2027        10,208
     10,000   U.S. Treasury Note                                        2.25          8/15/2027        10,211
     10,000   U.S. Treasury Note                                        2.25         11/15/2027        10,206
      5,000   U.S. Treasury Note                                        2.38          1/31/2023         5,087
     10,000   U.S. Treasury Note                                        2.38          5/15/2027        10,305
      5,000   U.S. Treasury Note                                        2.50          5/15/2024         5,148
      5,000   U.S. Treasury Note                                        2.50          1/31/2025         5,163
     50,000   U.S. Treasury Note                                        2.63         11/15/2020        50,391
     20,000   U.S. Treasury Note                                        2.63          2/15/2029        21,041
     10,000   U.S. Treasury Note                                        2.75          8/31/2025        10,485
      5,000   U.S. Treasury Note                                        2.75          2/15/2028         5,300
      5,000   U.S. Treasury Note                                        2.88          5/15/2028         5,354
     15,000   U.S. Treasury Note                                        2.88          8/15/2028        16,080
     10,000   U.S. Treasury Note                                        2.88         11/15/2046        10,689
     15,000   U.S. Treasury Note                                        3.00         10/31/2025        15,960
      5,000   U.S. Treasury Note                                        3.13         11/15/2028         5,468
     20,000   U.S. Treasury Note                                        3.63          2/15/2020        20,155
                                                                                                   ----------
                                                                                                      417,754
                                                                                                   ----------
              Total U.S. Treasury Securities (cost: $780,982)                                         815,121
                                                                                                   ----------
              Total Bonds (cost: $7,818,854)                                                        8,108,431
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (1.3%)

              COMMON STOCKS (0.3%)

              COMMUNICATIONS (0.0%)
              ---------------------
              TELECOMMUNICATIONS (0.0%)
     44,050   AT&T, Inc.                                                                                1,500
     21,000   Verizon Communications, Inc.                                                              1,161
                                                                                                   ----------
              Total Communications                                                                      2,661
                                                                                                   ----------
              CONSUMER, NON-CYCLICAL (0.1%)
              -----------------------------
              HOUSEHOLD PRODUCTS/WARES (0.1%)
     24,000   Kimberly-Clark Corp.                                                                      3,256
                                                                                                   ----------

================================================================================

48  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              ENERGY (0.1%)
              -------------
              OIL & GAS (0.1%)
     23,780   Chevron Corp.                                                                        $    2,927
     55,000   Royal Dutch Shell plc ADR "A"                                                             3,459
                                                                                                   ----------
              Total Energy                                                                              6,386
                                                                                                   ----------
              FINANCIAL (0.1%)
              ----------------
              BANKS (0.1%)
     50,000   Bank of Montreal                                                                          3,740
     25,000   Canadian Imperial Bank of Commerce                                                        1,967
                                                                                                   ----------
                                                                                                        5,707
                                                                                                   ----------
              INVESTMENT COMPANIES (0.0%)
    202,000   Prospect Capital Corp.(i)                                                                 1,337
                                                                                                   ----------
              REITS (0.0%)
    199,850   MFA Financial, Inc.                                                                       1,435
                                                                                                   ----------
              Total Financial                                                                           8,479
                                                                                                   ----------
              INDUSTRIAL (0.0%)
              -----------------
              MACHINERY-DIVERSIFIED (0.0%)
        299   Wabtec Corp.                                                                                 23
                                                                                                   ----------
              MISCELLANEOUS MANUFACTURERS (0.0%)
     55,835   General Electric Co.                                                                        584
                                                                                                   ----------
              Total Industrial                                                                            607
                                                                                                   ----------
              UTILITIES (0.0%)
              ----------------
              ELECTRIC (0.0%)
     15,200   Dominion Energy, Inc.                                                                     1,129
     27,500   Southern Co.                                                                              1,546
                                                                                                   ----------
              Total Utilities                                                                           2,675
                                                                                                   ----------
              Total Common Stocks (cost: $20,044)                                                      24,064
                                                                                                   ----------

              PREFERRED STOCKS (1.0%)

              CONSUMER, NON-CYCLICAL (0.3%)
              -----------------------------
              AGRICULTURE (0.1%)
    200,000   CHS, Inc., cumulative redeemable, 7.88%(l)                                                5,480
                                                                                                   ----------
              FOOD (0.2%)
    172,520   Dairy Farmers of America, Inc., cumulative redeemable, 7.88%(a),(l)                      17,252
                                                                                                   ----------
              Total Consumer, Non-cyclical                                                             22,732
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  49

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              FINANCIAL (0.7%)
              ----------------
              BANKS (0.1%)
     40,000   Citigroup Capital XIII, 8.64%, (3 mo. LIBOR + 6.37%)(b)                              $    1,088
     10,800   M&T Bank Corp., cumulative redeemable, 6.38% (l)                                         10,854
                                                                                                   ----------
                                                                                                       11,942
                                                                                                   ----------
              REITS (0.6%)
    142,500   Equity Residential Properties Trust, 8.29%, Series K, depositary
                shares, cumulative redeemable(l)                                                        9,227
    250,000   Mid-America Apartment Communities, Inc., 8.50%(h),(l)                                    16,000
    344,500   Prologis, Inc., 8.54%(h),(l)                                                             22,909
                                                                                                   ----------
                                                                                                       48,136
                                                                                                   ----------
              Total Financial                                                                          60,078
                                                                                                   ----------
              UTILITIES (0.0%)
              ----------------
              ELECTRIC (0.0%)
    200,000   Entergy Texas, Inc., 5.63%                                                                5,472
                                                                                                   ----------
              Total Preferred Stocks (cost: $74,037)                                                   88,282
                                                                                                   ----------
              Total Equity Securities (cost: $94,081)                                                 112,346
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                 COUPON
(000)                                                                   RATE          MATURITY
-------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (1.0%)

              COMMERCIAL PAPER (1.0%)
$    10,000   Ei Du Pont De Nemours                                     2.43%         8/08/2019         9,995
     10,000   Ei Du Pont De Nemours                                     2.43          8/09/2019         9,995
      2,502   Ei Du Pont De Nemours                                     2.39          8/12/2019         2,500
      4,909   Ei Du Pont De Nemours                                     2.37          8/14/2019         4,905
      3,578   Ei Du Pont De Nemours                                     2.41          8/16/2019         3,574
     10,050   Eversource Energy                                         2.45          8/05/2019        10,047
     17,100   Eversource Energy                                         2.42          8/13/2019        17,086
      5,245   National Rural Utilities Cooperative Finance Corp.        2.32          8/02/2019         5,245
     17,000   Northern Illinois Gas Corp.                               2.38          8/05/2019        16,996
      2,000   Virginia Electric & Power Co.                             2.50          8/05/2019         1,999
                                                                                                   ----------
              Total Commercial Paper (cost: $82,342)                                                   82,342
                                                                                                   ----------

================================================================================

50  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
  5,431,865   State Street Institutional Treasury Money Market Fund
                Premier Class, 2.09%(t) (cost: $5,432)                                              $    5,432
                                                                                                    ----------
              Total Money Market Instruments (cost: $87,774)                                            87,774
                                                                                                    ----------

              SHORT-TERM INVESTMENT PURCHASED WITH CASH COLLATERAL
              FROM SECURITIES LOANED (0.2%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.2%)
 13,427,760   HSBC U.S. Government Money Market Fund Class I, 2.26%(t)                                  13,428
                                                                                                    ----------
              Total Short-Term Investment Purchased with Cash Collateral from
                Securities Loaned (cost: $13,428)                                                       13,428
                                                                                                    ----------

              TOTAL INVESTMENTS (COST: $8,014,137)                                                  $8,321,979
                                                                                                    ==========

-------------------------------------------------------------------------------------------------------------
                                                                                                   UNREALIZED
                                                                                                APPRECIATION/
NUMBER OF                               EXPIRATION           NOTIONAL           CONTRACT       (DEPRECIATION)
CONTRACTS     DESCRIPTION                  DATE            AMOUNT (000)        VALUE (000)              (000)
-------------------------------------------------------------------------------------------------------------
              FUTURES (0.8%)

              LONG FUTURES

              INTEREST RATE CONTRACTS
        444   U.S. Treasury Bond         9/19/2019         USD   66,754         $69,084                $2,330
                                                                                -------                ------
              TOTAL LONG FUTURES                                                $69,084                $2,330
                                                                                -------                ------
              TOTAL FUTURES                                                     $69,084                $2,330
                                                                                =======                ======

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  51

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1            LEVEL 2            LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------
Bonds:
  Asset-Backed Securities                    $      -          $ 471,896                 $-        $  471,896
  Bank Loans                                        -             67,516                  -            67,516
  Collateralized Loan Obligations                   -            128,314                  -           128,314
  Commercial Mortgage Securities                    -            306,776                  -           306,776
  Corporate Obligations                             -          3,725,798                  -         3,725,798
  Eurodollar and Yankee Obligations                 -          1,590,115                  -         1,590,115
  Foreign Government Obligations                    -             38,445                  -            38,445
  Municipal Obligations                             -            524,554                  -           524,554
  Preferred Bonds                                   -              4,990                  -             4,990
  U.S. Government Agency Issues                     -            434,906                  -           434,906
  U.S. Treasury Securities                    815,121                  -                  -           815,121

Equity Securities:
  Common Stocks                                24,064                  -                  -            24,064
  Preferred Stocks                             16,000             72,282                  -            88,282

Money Market Instruments:
  Commercial Paper                                  -             82,342                  -            82,342
  Government & U.S. Treasury
    Money Market Funds                          5,432                  -                  -             5,432

Short-Term Investment Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                         13,428                  -                  -            13,428
Futures(1)                                      2,330                  -                  -             2,330
-------------------------------------------------------------------------------------------------------------
Total                                        $876,375          $7,447,934                $-        $8,324,309
-------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At July 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

52  | USAA INCOME FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 22.2% of net assets at July 31, 2019.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  53

================================================================================

    of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing. Rate represents an annualized yield at time of purchase or coupon rate, if applicable.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

================================================================================

54  | USAA INCOME FUND

================================================================================

    CAD        Canadian Dollar
    CCD        Community College District
    CMT        Constant Maturity Treasury
    EDA        Economic Development Authority
    EDC        Economic Development Corp.
    IDA        Industrial Development Authority/Agency
    LIBOR      London Interbank Offered Rate
    PRE        Pre-refunded to a date prior to maturity
    REITS      Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.
    Title XI   The Title XI Guarantee Program provides a guarantee of payment of principal and interest of debt obligations issued by U.S.
               merchant marine and U.S. shipyards by enabling owners of eligible vessels and shipyards to obtain financing at attractive terms.
               The guarantee carries the full faith and credit of the U.S.
               government.

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS        Principal and interest payments are insured by the name listed.
               Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  55

================================================================================

o   SPECIFIC NOTES

    (a)   Restricted security that is not registered under the Securities
          Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by Victory Capital under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2019.

    (c) Security was fair valued at July 31, 2019, by Victory Capital in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $5,000,000, which represented 0.1% of the Fund's net assets.

    (d) Bank loans (loans) - are not registered under the Securities Act of 1933. The loans contain certain restrictions on resale and cannot be sold publicly. The stated interest rates represent the all in interest rate of all contracts within the loan facilities. The interest rates are adjusted periodically, and the rates disclosed represent the current rate at July 31, 2019. The weighted average life of the loans are likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loans are deemed liquid by Victory Capital, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (e) Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

    (f) Security is interest only. Interest-only commercial mortgage-backed securities (CMBS IOs) represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to

================================================================================

56  | USAA INCOME FUND

================================================================================

          period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    (g) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (h) Security deemed illiquid by Victory Capital, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (i)   The security, or a portion thereof, was out on loan as of July
          31, 2019.

    (j) At July 31, 2019, the issuer was in default with respect to interest and/or principal payments.

    (k) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

    (l) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (m) Payment-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (n)   Restricted security that is not registered under the Securities
          Act of 1933. The aggregate market value of these securities at July 31, 2019, was $18,566,000, which represented 0.2% of the Fund's net assets.

    (o) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  57

================================================================================

    (p) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or
          FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency
          (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (q) Securities with a value of $1,995,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (r) The security, or a portion thereof, is segregated to cover the value of open futures contracts at July 31, 2019.

    (s) At July 31, 2019, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (t) Rate represents the money market fund annualized seven-day yield at July 31, 2019.

See accompanying notes to financial statements.

================================================================================

58  | USAA INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
      (including securities on loan of $12,800) (cost of $8,014,137)                    $8,321,979
   Cash                                                                                     16,937
   Receivables:
      Capital shares sold                                                                    4,190
      Victory Capitial (Note 8)                                                                  2
      Dividends and interest                                                                74,297
      Securities sold                                                                        8,745
      Other                                                                                     49
   Variation margin on futures contracts                                                     2,331
                                                                                        ----------
         Total assets                                                                    8,428,530
                                                                                        ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                      13,428
      Securities purchased                                                                  26,908
      Capital shares redeemed                                                                4,058
      Payable to broker                                                                      1,901
   Accrued administration and servicing fees                                                   847
   Accrued management fees                                                                   1,699
   Accrued transfer agent's fees                                                               716
   Other accrued expenses and payables                                                         397
                                                                                        ----------
         Total liabilities                                                                  49,954
                                                                                        ----------
            Net assets applicable to capital shares outstanding                         $8,378,576
                                                                                        ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                      $8,058,491
   Distributable earnings                                                                  320,085
                                                                                        ----------
            Net assets applicable to capital shares outstanding                         $8,378,576
                                                                                        ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $3,214,507/242,141
         capital shares outstanding, no par value)                                      $    13.28
                                                                                        ==========
      Institutional Shares (net assets of $5,048,203/380,564
          capital shares outstanding, no par value)                                     $    13.27
                                                                                        ==========
      Adviser Shares (net assets of $95,026/7,177
          capital shares outstanding, no par value)                                     $    13.24
                                                                                        ==========
      R6 Shares (net assets of $20,840/1,571
          capital shares outstanding, no par value)                                     $    13.27
                                                                                        ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  59

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $69)                                       $  7,190
   Interest                                                                                312,783
   Securities lending (net)                                                                    560
                                                                                          --------
      Total income                                                                         320,533
                                                                                          --------
EXPENSES
   Management fees                                                                          20,541
   Administration and servicing fees:
      Fund Shares                                                                            4,576
      Institutional Shares                                                                   4,763
      Adviser Shares                                                                           146
      R6 Shares                                                                                  9
   Transfer agent's fees:
      Fund Shares                                                                            3,548
      Institutional Shares                                                                   4,763
      Adviser Shares                                                                            96
      R6 Shares                                                                                  2
   Distribution and service fees (Note 8):
      Adviser Shares                                                                           243
   Custody and accounting fees:
      Fund Shares                                                                              337
      Institutional Shares                                                                     527
      Adviser Shares                                                                            11
      R6 Shares                                                                                  2
   Postage:
      Fund Shares                                                                              177
      Institutional Shares                                                                     164
      Adviser Shares                                                                             5
   Shareholder reporting fees:
      Fund Shares                                                                               81
      Institutional Shares                                                                      16
      Adviser Shares                                                                             1

================================================================================

60  | USAA INCOME FUND

================================================================================

   Trustees' fees                                                                         $     37
   Registration fees:
      Fund Shares                                                                              100
      Institutional Shares                                                                     118
      Adviser Shares                                                                            19
      R6 Shares                                                                                 20
   Professional fees                                                                           133
   Other                                                                                        93
                                                                                          --------
         Total expenses                                                                     40,528
   Expenses reimbursed:
      R6 Shares                                                                                 (7)
                                                                                          --------
             Net expenses                                                                   40,521
                                                                                          --------
NET INVESTMENT INCOME                                                                      280,012
                                                                                          --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated transactions                                                             14,073
      Affiliated transactions (Note 5)                                                         (14)
      Foreign currency transactions                                                            (10)
      Futures transactions                                                                   2,062
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                          356,474
      Foreign currency translations                                                             (1)
      Futures contracts                                                                      2,307
                                                                                          --------
            Net realized and unrealized gain                                               374,891
                                                                                          --------
   Increase in net assets resulting from operations                                       $654,903
                                                                                          ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  61

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------

                                                                           2019               2018
--------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                             $  280,012         $  263,650
   Net realized gain (loss) on investments                               14,059             (6,283)
   Net realized loss on foreign currency transactions                       (10)               (17)
   Net realized gain (loss) on futures transactions                       2,062                (44)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                       356,474           (293,352)
      Foreign currency translations                                          (1)                (3)
      Futures contracts                                                   2,307                 23
                                                                     -----------------------------
      Increase (decrease) in net assets resulting from operations       654,903            (36,026)
                                                                     -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                         (107,662)          (133,365)
   Institutional Shares                                                (171,913)          (137,846)
   Adviser Shares                                                        (3,223)            (3,980)
   R6 Shares                                                               (702)              (595)
                                                                     -----------------------------
      Distributions to shareholders                                    (283,500)          (275,786)
                                                                     -----------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 7)
   Fund Shares                                                           16,927           (410,870)
   Institutional Shares                                                 194,097          1,140,204
   Adviser Shares                                                       (14,333)           (21,090)
   R6 Shares                                                              1,084             14,567
                                                                     -----------------------------
      Total net increase in net assets from capital
         share transactions                                             197,775            722,811
                                                                     -----------------------------
   Net increase in net assets                                           569,178            410,999

NET ASSETS
   Beginning of year                                                  7,809,398          7,398,399
                                                                     -----------------------------
   End of year                                                       $8,378,576         $7,809,398
                                                                     =============================

See accompanying notes to financial statements.

================================================================================

62  | USAA INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Income Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek maximum current income without undue risk to principal.

The Fund consists of four classes of shares: Income Fund Shares (Fund Shares), Income Fund Institutional Shares (Institutional Shares), Income Fund Adviser Shares (Adviser Shares), and Income Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by an affiliate fund participating in a fund-of-funds investment strategy (affiliated funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services
(SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc., a global investment management firm headquartered in Cleveland, Ohio (the Transaction) on July 1, 2019. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Pricing and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

================================================================================

64  | USAA INCOME FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Debt securities are valued each business day by a pricing service
        (the Service) approved by the Board. The Service uses an evaluated bid or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

        Effective July 1, 2019 the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S. listed equities and the average of the bid and asked prices is used for foreign listed equities. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale on the prior trading date.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has

================================================================================

66  | USAA INCOME FUND

================================================================================

        been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include debt securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at July 31, 2019, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable

================================================================================

68  | USAA INCOME FUND

================================================================================

    direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2019* (IN THOUSANDS)

                                       ASSET DERIVATIVES
------------------------------------------------------------------------------------------------
DERIVATIVES NOT       STATEMENT OF
ACCOUNTED FOR AS      ASSETS AND           INTEREST                        FOREIGN
HEDGING               LIABILITIES            RATE           EQUITY        EXCHANGE
INSTRUMENTS           LOCATION            CONTRACTS        CONTRACTS      CONTRACTS        TOTAL
------------------------------------------------------------------------------------------------
USAA Income           Distributable
Fund                  earnings            $2,330**            $-              $-          $2,330
------------------------------------------------------------------------------------------------

     * For open derivative instruments as of July 31, 2019, see the Portfolio of Investments, which also is indicative of activity for the year ended July 31, 2019.
    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2019 (IN THOUSANDS)

                                  NET REALIZED GAIN (LOSS)
------------------------------------------------------------------------------------------------
DERIVATIVES NOT
ACCOUNTED FOR AS      STATEMENT OF                                         FOREIGN
HEDGING               OPERATIONS        INTEREST RATE       EQUITY        EXCHANGE
INSTRUMENTS           LOCATION            CONTRACTS        CONTRACTS      CONTRACTS        TOTAL
------------------------------------------------------------------------------------------------
USAA Income           Net realized
Fund                  gain (loss) on
                      Futures
                      transactions         $2,062             $-              $-          $2,062
------------------------------------------------------------------------------------------------

                   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
------------------------------------------------------------------------------------------------
DERIVATIVES NOT
ACCOUNTED FOR AS      STATEMENT OF                                         FOREIGN
HEDGING               OPERATIONS        INTEREST RATE       EQUITY        EXCHANGE
INSTRUMENTS           LOCATION            CONTRACTS        CONTRACTS      CONTRACTS        TOTAL
------------------------------------------------------------------------------------------------
USAA Income           Change in net
Fund                  unrealized
                      appreciation/
                      (depreciation)
                      of Futures
                      contracts            $2,307             $-              $-          $2,307
------------------------------------------------------------------------------------------------

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

    basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

F. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

70  | USAA INCOME FUND

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

    of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility, with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15%. Each fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

For the period July 1, 2019 to July 31, 2019, the Fund paid Citibank facility fees of 2,000, which represents 5.9% of the total fees paid to Citibank by the funds of the Trusts. The Fund had no borrowings under this agreement during the period July 1, 2019 to July 31, 2019. Effective July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation (CAPCO) terminated. For the period from August 1, 2018 to June 30, 2019, the Fund paid CAPCO facility fees of $65,000, which represents 9.6% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the period from August 1, 2018 to June 30, 2019.

================================================================================

72  | USAA INCOME FUND

================================================================================

(3) INTERFUND LENDING

Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the U.S. Securities and Exchange Commission (SEC) in March 2017 (the Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each fund to directly lend and borrow money to or from certain other affiliated funds relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. For the period July 1, 2019 to July 31, 2019, the Fund did not lend.

(4) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2019, and 2018, was as follows:

                                                 2019                   2018
                                             -----------------------------------
Ordinary income*                             $281,461,000           $261,578,000
Long-term realized capital gains                2,039,000             14,208,000
                                             ------------           ------------
   Total distributions paid                  $283,500,000           $275,786,000
                                             ============           ============

As of July 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                       $ 5,390,000
Undistributed long-term capital gains                                  6,812,000
Unrealized appreciation of investments                               308,159,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, futures contracts mark to market, defaulted bond income, perpetual bond, and hybrid interest accrual adjustments.

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At July 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                      NET
                                              GROSS              GROSS             UNREALIZED
                                            UNREALIZED         UNREALIZED         APPRECIATION/
FUND                       TAX COST        APPRECIATION       DEPRECIATION       (DEPRECIATION)
-----------------------------------------------------------------------------------------------
USAA Income Fund        $8,013,819,000     $364,579,000       $(56,419,000)       $308,160,000

(5) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2019, were $1,094,698,000 and $1,011,193,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended July 31, 2019 were as follows:

     PURCHASES                          SALES                 NET REALIZED GAIN (LOSS)
--------------------------------------------------------------------------------------
    $90,678,000                       $9,435,000                    $(14,000)

================================================================================

74  | USAA INCOME FUND

================================================================================

(6) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At July 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                     NON-CASH COLLATERAL               CASH COLLATERAL
----------------------------------------------------------------------------------
   $12,800,000                          $-                           $13,428,000

(7) CAPITAL SHARE TRANSACTIONS

At July 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated fund-of-funds as well as other persons or legal

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  75

================================================================================

entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                    YEAR ENDED                        YEAR ENDED
                                                  JULY 31, 2019                      JULY 31, 2018
--------------------------------------------------------------------------------------------------------
                                            SHARES           AMOUNT             SHARES          AMOUNT
                                           -------------------------------------------------------------
FUND SHARES:
Shares sold                                 48,140         $ 615,756            74,507       $   968,080
Shares issued from
  reinvested dividends                       8,039           102,735             9,880           128,134
Shares redeemed                            (55,041)         (701,564)         (117,486)       (1,507,084)
                                           -------------------------------------------------------------
Net increase (decrease) from
  capital share transactions                 1,138         $  16,927           (33,099)      $  (410,870)
                                           =============================================================
INSTITUTIONAL SHARES:
Shares sold                                 74,103         $ 949,163           117,028       $ 1,502,397
Shares issued from
  reinvested dividends                      13,197           168,534            10,355           134,109
Shares redeemed                            (72,144)         (923,600)          (38,331)         (496,302)
                                           -------------------------------------------------------------
Net increase from
  capital share transactions                15,156         $ 194,097            89,052       $ 1,140,204
                                           =============================================================
ADVISER SHARES:
Shares sold                                    292         $   3,771               307       $     4,008
Shares issued from
  reinvested dividends                         250             3,180               304             3,941
Shares redeemed                             (1,673)          (21,284)           (2,247)          (29,039)
                                           -------------------------------------------------------------
Net decrease from
  capital share transactions                (1,131)        $ (14,333)           (1,636)      $   (21,090)
                                           =============================================================
R6 SHARES:
Shares sold                                    321         $   4,116             1,344       $    17,703
Shares issued from
  reinvested dividends                          40               518                32               408
Shares redeemed                               (280)           (3,550)             (276)           (3,544)
                                           -------------------------------------------------------------
Net increase from
  capital share transactions                    81         $   1,084             1,100       $    14,567
                                           =============================================================

================================================================================

76  | USAA INCOME FUND

================================================================================

(8) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper A Rated Bond Funds Index. The Lipper A Rated Bond Funds Index tracks the total return performance of funds within the Lipper Corporate Debt Funds A Rated category.

The performance period for each share class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance of the Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  77

================================================================================

Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

  (1) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper A Rated Bond Funds Index over that period, even if the class had overall negative returns during the performance period.

Under the investment advisory agreement with the Manager that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

For the period from August 1, 2018 to June 30, 2019, the Fund incurred management fees, paid or payable to AMCO, of $18,842,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $567,000, $955,000, $(13,000), and $1,000,
respectively. For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares the performance adjustments were 0.02%, 0.02%, (0.01)%, and less than 0.01%, respectively. For the period July 1, 2019 to July 31, 2019 the

================================================================================

78  | USAA INCOME FUND

================================================================================

Fund incurred management fees, paid or payable to Victory Capital of $1,699,000, which included no performance adjustments.

ADMINISTRATION AND SERVICING FEES - Effective July 1, 2019, Victory Capital is obligated on a continuous basis to provide administrative services to the Fund. The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares and Adviser Shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. For the period from August 1, 2018 to June 30, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to AMCO, of $4,168,000, $4,337,000, $134,000, and $8,000, respectively. For the period July 1, 2019 to July 31, 2019 the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to Victory Capital of $408,000, $426,000, $12,000, and $1,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

Effective July 1, 2019, these services are covered under a Compliance Services Agreement between the Trust and Victory Capital. For the period from August 1, 2018 to June 30, 2019, the Fund reimbursed AMCO $26,000 for these compliance and legal services. For the period July 1, 2019 to July 31, 2019, the Fund's portion of fees paid to Victory Capital under the Compliance Service Agreement was $4,000. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - Effective July 1, 2019, the Manager has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.52% of the Fund Shares, 0.46% of the Institutional Shares, 0.77% of the Adviser Shares, and 0.39% of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  79

================================================================================

the R6 Shares, through at least June 30, 2021. The Manager is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This waiver agreement may only be terminated by the Fund's Board of Trustees. Prior to July 1, 2019, AMCO agreed to limit the total annual operating expenses of the R6 Shares to 0.39% of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Shares for all expenses in excess of those amounts. For the period from August 1, 2018 to June 30, 2019, the R6 Shares incurred reimbursable expenses from AMCO of $5,000. For the period July 1, 2019 to July 31, 2019, the R6 Shares incurred reimbursable expenses of $2,000, all of which was receivable from the Manager.

TRANSFER AGENT'S FEES - Victory Capital Transfer Agency, Inc. (VCTA), (formerly, USAA Shareholder Account Services (SAS)) provides transfer agency services to the Fund. VCTA, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average daily net assets, plus out-of-pocket expenses. For the year ended July 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to VCTA, of $3,548,000, $4,763,000, $96,000, and $2,000, respectively.

DISTRIBUTION AND SERVICE (12b-1) fees - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the Manager for exclusive distribution of the Fund's shares on a continuing best

================================================================================

80  | USAA INCOME FUND

================================================================================

effort basis. Prior to July 1, 2019, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares paid fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. Prior to July 1, 2019, IMCO paid all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the period from August 1, 2018 to June 30, 2019, the Adviser Shares incurred distribution and service (12b-1) fees, of $223,000. For the period July 1, 2019 to July 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees, of $20,000.

UNDERWRITING SERVICES - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best effort basis. This agreement provides that VCA receive no fee or other compensation for such distribution services, but may receive 12b-1 fees with respect to Adviser Shares. Prior to July 1, 2019, IMCO provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(9) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other affiliated funds in which the affiliated fund-of-funds invest. The fund-of-funds do not invest in the underlying affiliated funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of July 31, 2019, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  81

================================================================================

fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
Cornerstone Conservative                                               0.7
Target Retirement Income                                               0.8
Target Retirement 2020                                                 1.1
Target Retirement 2030                                                 1.4
Target Retirement 2040                                                 0.9
Target Retirement 2050                                                 0.4
Target Retirement 2060                                                 0.0*

*Represents less than 0.1%.

Effective July 1, 2019, Victory Capital replaced AMCO as the Fund's investment adviser and began managing the Fund. Prior to July 1, 2019, AMCO was indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager has determined there is no significant impact on the Fund's financial statements and various filings.

================================================================================

82  | USAA INCOME FUND

================================================================================

(11) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 is effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard will have no significant impact on the financial statements and reporting disclosures of the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  83

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED JULY 31,
                                   --------------------------------------------------------------------------
                                         2019            2018            2017            2016            2015
                                   --------------------------------------------------------------------------
Net asset value at
  beginning of period              $    12.68      $    13.20      $    13.40      $    12.99      $    13.28
                                   --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .45             .45             .44             .47             .47
  Net realized and
    unrealized gain (loss)                .60            (.51)           (.20)            .40            (.27)
                                   --------------------------------------------------------------------------
Total from investment
  operations                             1.05            (.06)            .24             .87             .20
                                   --------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.45)           (.44)           (.44)           (.46)           (.46)
  Realized capital gains                 (.00)(a)        (.02)              -               -            (.01)
  Return of capital                         -               -               -               -            (.02)
                                   --------------------------------------------------------------------------
Total distributions                      (.45)           (.46)           (.44)           (.46)           (.49)
                                   --------------------------------------------------------------------------
Net asset value at
  end of period                    $    13.28      $    12.68      $    13.20      $    13.40      $    12.99
                                   ==========================================================================
Total return (%)*                        8.50            (.47)           1.91            6.88            1.45
Net assets at end of
  period (000)                     $3,214,507      $3,055,739      $3,617,550      $3,394,088      $3,544,344
Ratios to average
  daily net assets:**
  Expenses (%)(b)                         .55(c)          .52             .49             .51             .53
  Expenses, excluding
    reimbursements (%)(b)                 .55             .52             .49             .51             .53
  Net investment income (%)              3.49            3.40            3.40            3.61            3.36
Portfolio turnover (%)                     13               8               9              11              10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $3,050,475,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Fund Shares to 0.52% of the Fund Shares' average daily net assets.

================================================================================

84  | USAA INCOME FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED JULY 31,
                                   --------------------------------------------------------------------------
                                         2019            2018            2017            2016            2015
                                   --------------------------------------------------------------------------
Net asset value at
  beginning of period              $    12.67      $    13.19      $    13.39      $    12.99      $    13.28
                                   --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .45             .44             .45             .48             .49
  Net realized and
    unrealized gain (loss)                .61            (.50)           (.20)            .39            (.28)
                                   --------------------------------------------------------------------------
Total from investment
  operations                             1.06            (.06)            .25             .87             .21
                                   --------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.46)           (.44)           (.45)           (.47)           (.47)
  Realized capital gains                 (.00)(a)        (.02)              -               -            (.01)
  Tax return of capital                     -               -               -               -            (.02)
                                   --------------------------------------------------------------------------
Total distributions                      (.46)           (.46)           (.45)           (.47)           (.50)
                                   --------------------------------------------------------------------------
Net asset value at
  end of period                    $    13.27      $    12.67      $    13.19      $    13.39      $    12.99
                                   ==========================================================================
Total return (%)*                        8.58            (.41)           1.97            6.89            1.51
Net assets at end of
  period (000)                     $5,048,203      $4,629,713      $3,644,795      $3,114,810      $2,227,221
Ratios to average
  daily net assets:**
  Expenses (%)(b)                         .48(c)          .47             .43             .44             .46
  Expenses, excluding
    reimbursements (%)(b)                 .48             .47             .43             .44             .46
  Net investment
    income (%)                           3.56            3.46            3.45            3.66            3.43
Portfolio turnover (%)                     13               8               9              11              10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $4,765,022,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.46% of the Institutional Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  85

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED JULY 31,
                                     ------------------------------------------------------------------------
                                         2019            2018            2017            2016            2015
                                     ------------------------------------------------------------------------
Net asset value at
  beginning of period                $  12.65        $  13.16        $  13.36        $  12.96        $  13.25
                                     ------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .42             .41             .42             .44             .44
  Net realized and
    unrealized gain (loss)                .59            (.49)           (.21)            .38            (.27)
                                     ------------------------------------------------------------------------
Total from investment
  operations                             1.01            (.08)            .21             .82             .17
                                     ------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.42)           (.41)           (.41)           (.42)           (.43)
  Realized capital gains                 (.00)(a)        (.02)              -               -            (.01)
  Tax return of capital                     -               -               -               -            (.02)
                                     ------------------------------------------------------------------------
Total distributions                      (.42)           (.43)           (.41)           (.42)           (.46)
                                     ------------------------------------------------------------------------
Net asset value at
  end of period                      $  13.24        $  12.65        $  13.16        $  13.36        $  12.96
                                     ========================================================================
Total return (%)*                        8.20            (.61)           1.67            6.53            1.23
Net assets at
  end of period (000)                $ 95,026        $105,072        $130,912        $171,518        $222,494
Ratios to average
  daily net assets:**
  Expenses (%)(b)                         .77(d)          .74             .72             .77             .79(c)
  Expenses, excluding
    reimbursements (%)(b)                 .77             .74             .72             .77             .79
  Net investment
    income (%)                           3.28            3.18            3.17            3.36            3.10
Portfolio turnover (%)                     13               8               9              11              10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $97,302,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Prior to December 1, 2014, AMCO had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average daily net assets.
(d) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.77% of the Adviser Shares' average daily net assets.

================================================================================

86  | USAA INCOME FUND

================================================================================

R6 SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                          PERIOD ENDED
                                                             YEAR ENDED JULY 31,            JULY 31,
                                                        -----------------------------------------------
                                                           2019               2018              2017***
                                                        -----------------------------------------------
Net asset value at beginning of period                  $ 12.67            $ 13.19            $12.83
                                                        --------------------------------------------
Income (loss) from investment operations:
  Net investment income                                     .47                .45               .30
  Net realized and unrealized gain (loss)                   .60               (.49)              .36
                                                        --------------------------------------------
Total from investment operations                           1.07               (.04)              .66
                                                        --------------------------------------------
Less distributions from:
  Net investment income                                    (.47)              (.46)             (.30)
  Realized capital gains                                   (.00)(a)           (.02)                -
                                                        --------------------------------------------
Total distributions                                        (.47)              (.48)             (.30)
                                                        --------------------------------------------
Net asset value at end of period                        $ 13.27            $ 12.67            $13.19
                                                        ============================================
Total return (%)*                                          8.68               (.32)             5.22
Net assets at end of period (000)                       $20,840            $18,874            $5,142
Ratios to average daily net assets:**
  Expenses (%)(b)                                           .39(d)             .39               .39(c)
  Expenses, excluding reimbursements (%)(b)                 .43                .58               .99(c)
  Net investment income (%)                                3.65               3.56              3.50(c)
Portfolio turnover (%)                                       13                  8                 9

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were $18,951,000. *** R6 Shares commenced operations on December 1, 2016.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the R6 Shares to 0.39% of the R6 Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  87

================================================================================

EXPENSE EXAMPLE

July 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2019, through July 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

88  | USAA INCOME FUND

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                         BEGINNING                 ENDING              DURING PERIOD*
                                       ACCOUNT VALUE            ACCOUNT VALUE         FEBRUARY 1, 2019 -
                                      FEBRUARY 1, 2019          JULY 31, 2019           JULY 31, 2019
                                      ------------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00               $1,063.90**                 $2.76**

Hypothetical
 (5% return before expenses)               1,000.00                1,022.12**                  2.71**

INSTITUTIONAL SHARES
Actual                                     1,000.00                1,064.30                    2.46**

Hypothetical
 (5% return before expenses)               1,000.00                1,022.41**                  2.41**

ADVISER SHARES
Actual                                     1,000.00                1,062.90                    3.89

Hypothetical
 (5% return before expenses)               1,000.00                1,021.03                    3.81

R6 SHARES
Actual                                     1,000.00                1,064.80                    2.00

Hypothetical
 (5% return before expenses)               1,000.00                1,022.86                    1.96

*Expenses are equal to the annualized expense ratio of 0.54% for Fund Shares, 0.48% for Institutional Shares, 0.76% for Adviser Shares, and 0.39% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days for Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 6.39% for Fund Shares, 6.43% for Institutional Shares, 6.29% for Adviser Shares, and 6.48% for R6 Shares, for the six-month period of February 1, 2019, through July 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  89

================================================================================

**The Fund's annualized expense ratio of 0.54% for Fund Shares, 0.48% for Institutional Shares above reflects a change effective July 1, 2019, to implement the Manager's expense limitation of 0.52% of the Fund Shares' average annual net assets and 0.46% for the Institutional Shares' average annual net assets. Had the expense limitation of 0.52% for the Fund Shares and 0.46% for the Institutional Shares, which is net of expenses paid indirectly, been in effect for the entire six-month period of February 1, 2019, through July 31, 2019, the values in the table above would be as shown below.

                                                                                        EXPENSES PAID
                                         BEGINNING                 ENDING               DURING PERIOD
                                       ACCOUNT VALUE            ACCOUNT VALUE         FEBRUARY 1, 2019 -
                                      FEBRUARY 1, 2019          JULY 31, 2019           JULY 31, 2019
                                      ------------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00               $1,063.90                  $2.66

Hypothetical
 (5% return before expenses)               1,000.00                 1,022.22                  2.61

INSTITUTIONAL SHARES
Actual                                     1,000.00                 1,064.30                  2.35

Hypothetical
 (5% return before expenses)               1,000.00                 1,022.51                  2.31

================================================================================

90  | USAA INCOME FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with

================================================================================

                                                     ADVISORY AGREEMENT(S) |  91

================================================================================

Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in

================================================================================

92  | USAA INCOME FUND

================================================================================

response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at

================================================================================

                                                     ADVISORY AGREEMENT(S) |  93

================================================================================

       least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

94  | USAA INCOME FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o  With the exception of the USAA S&P 500 Index Fund, USAA Extended
       Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target
   Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  95

================================================================================

       enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services

================================================================================

96  | USAA INCOME FUND

================================================================================

currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  97

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored

=============================================================================

98  | USAA INCOME FUND

================================================================================

and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected

================================================================================

                                                     ADVISORY AGREEMENT(S) |  99

================================================================================

in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory

==============================================================================

100  | USAA INCOME FUND

================================================================================

Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                    ADVISORY AGREEMENT(S) |  101

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

================================================================================

102  | USAA INCOME FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND AMCO)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the
(i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019.

At an in-person meeting of the Board of Trustees (the "Board") held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Advisory Agreement between the Trust and AMCO with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and AMCO, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding AMCO's revenues and costs of providing services to the Fund and compensation paid to affiliates of AMCO; and (iii) information about

(1) At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Effective July 1, 2019, upon the closing of the transaction whereby AMCO acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and AMCO and the Sub-advisory Agreement with the Subadviser terminated and the new investment advisory agreement between the Trust and Victory Capital went into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are discussed above. Effective June 30, 2019, the Subadviser no longer manages any portion of the Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) | 103

================================================================================

AMCO's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by AMCO. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and AMCO's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to AMCO is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by AMCO under the Advisory Agreement, the Board reviewed information provided by AMCO relating to its operations and personnel. The Board also took into account its knowledge of AMCO's management and the quality of the performance of AMCO's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to AMCO and the services provided to the Fund by AMCO under the Advisory Agreement, as well as other services

================================================================================

104  | USAA INCOME FUND

================================================================================

provided by AMCO and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, AMCO and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by AMCO in connection with the services provided to the Fund including ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered AMCO's management style and the performance of AMCO's duties under the Advisory Agreement. The Board considered the level and depth of experience of AMCO, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including AMCO's process for monitoring "best execution," also was considered. AMCO's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered AMCO's risk management processes. The Board considered AMCO's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of AMCO and its affiliates in managing the Fund, as well as other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by AMCO and its affiliates, including AMCO's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of AMCO's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party

================================================================================

                                                    ADVISORY AGREEMENT(S) |  105

================================================================================

in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe).

Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by AMCO and its affiliates, including the high quality of services received by the Fund from AMCO. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three- and ten-year periods ended December 31, 2018, and was below the average of its performance universe and its Lipper index for the five-year period ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its

================================================================================

106  | USAA INCOME FUND

================================================================================

performance universe for the one-year period ended December 31, 2018, was in the top 30% of its performance universe for the three- and ten-year periods ended December 31, 2018, and was in the top 40% of its performance universe for the five-year period ended December 31, 2018.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for AMCO's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of AMCO's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to AMCO, the Board also considered the fact that AMCO and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to AMCO from its relationship with the Trust, including that AMCO may derive reputational and other benefits from its association with the Fund. The Trustees recognized that AMCO should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of Fund's growth and size on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionately more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with AMCO, among others: (i) AMCO has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) AMCO maintains an

================================================================================

                                                    ADVISORY AGREEMENT(S) |  107

================================================================================

appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO; and (v) AMCO's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by AMCO and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

108  | USAA INCOME FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the "Board") of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information ("SAI").

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  109

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Director of USAA Investment Management Company (IMCO) (09/09-present); Chairman of Board of IMCO (4/13-present); President and Director of USAA Shareholder Account Services
(SAS) (10/09-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director and Vice Chairman of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Chairman of Board of ICORP (12/31-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); Chairman of Board of FAI (3/15-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

110  | USAA INCOME FUND

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  111

================================================================================

Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as

================================================================================

112  | USAA INCOME FUND

================================================================================

an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  113

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

114  | USAA INCOME FUND

================================================================================

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

    (1) Indicates the Trustee was an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  115

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-06/30/19); Assistant Treasurer,

================================================================================

116  | USAA INCOME FUND

================================================================================

USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Director, Accounting and Finance, Victory Capital Management Inc.
(7/1/19-present); Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-06/30/19).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17).

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  117

================================================================================

TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers, Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency, Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     111 West Houston St., Suite 1901
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Victory Capital Management Inc.'s proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

================================================================================

                                                                  --------------
       9800 Fredericksburg Road                                      PRSRT STD
       San Antonio, TX 78288                                        U.S. Postage
                                                                       PAID
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
    >>  Secure
    >>  Saves Time
    >>  Good for the Environment

Sign up today for online document delivery at usaa.com/UDO

                                                         [LOGO OF RECYCLE PAPER]
                                                                   10%

================================================================================
23423-0919


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                   July 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Income Stock Fund

         FUND               INSTITUTIONAL                   R6
        SHARES                 SHARES                     SHARES
        USISX                  UIISX                      URISX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

". . . NOW MAY BE AN OPPORTUNE TIME FOR
INVESTORS TO ENSURE THAT THEIR PORTFOLIOS ARE WELL [PHOTO OF BROOKS ENGLEHARDT] DIVERSIFIED AND THAT THEIR OVERALL ALLOCATION IS
APPROPRIATE FOR THEIR PARTICULAR RISK APPETITE."

--------------------------------------------------------------------------------

SEPTEMBER 2019

Although the bull market in equities has continued running, it was not without a few missteps. Trade turmoil, questions surrounding global economic growth, changing monetary policy, and geopolitical disputes have all led to increased volatility. But through it all, domestic stocks, as measured by the S&P 500(R) Index, still managed an annual return of approximately 8% for the 12-month period ended July 31, 2019.

Given the sometimes dire news flow and ample cross-currents, it's no surprise that volatility returned to the market. On one hand, the U.S. economy continues to look good. The unprecedented streak of job creation has continued uninterrupted, and unemployment is bouncing along historic lows at 3.7%. The consumer remains resilient and inflation is tepid. On the flip side, however, U.S. trade policy seems to be evolving, with new tariffs threatened and implemented. The markets generally dislike this type of trade turmoil and uncertainty, and the ongoing tensions between the United States and China (and other trading partners) threaten to upend global supply chains and hinder economic growth.

It's not just the stock market that has been dealing with volatility. The bond market also has experienced volatility, due largely to the U.S. Federal Reserve's (the "Fed") famous "pivot" in late 2018. Against the backdrop of rapidly falling equities in the fourth quarter of 2018, the Fed signaled that its next policy move would be to lower--not increase--short-term interest rates. This immediately altered the yield environment.

Meanwhile, the U.S. Treasury yield curve continued to flatten and, in fact, inverted--whereby shorter-term yields became higher than longer-term

================================================================================

================================================================================

yields. Such a yield-curve inversion is a worrying sign as it sometimes, but not always, portends to a recession.

Although we are not predicting a recession, we must acknowledge that risks have increased for an economic slowdown. Given that the current run in stocks is more than a decade old, it's important for investors to keep perspective that the bull market cannot continue forever. Therefore, now may be an opportune time for investors to ensure that their portfolios are well diversified and that their overall allocation is appropriate for their particular risk appetite.

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc., ("Victory Holdings"), a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). In connection with the Transaction, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019, and Victory Capital became the investment adviser to each USAA Mutual Fund. On the following pages, you will find information relating to your USAA Investments, which is now a Victory Capital Investment Franchise. If you have any questions about your investments, we encourage you to engage your financial advisor or else contact us directly at 800-235-8396 or visit usaa.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we value the opportunity to help you meet your investment goals.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                              1

INVESTMENT OVERVIEW                                                           5

SHAREHOLDER VOTING RESULTS                                                    8

FINANCIAL INFORMATION

   Distributions to Shareholders                                              9

   Report of Independent Registered
     Public Accounting Firm                                                  10

   Portfolio of Investments                                                  11

   Notes to Portfolio of Investments                                         18

   Financial Statements                                                      19

   Notes to Financial Statements                                             23

   Financial Highlights                                                      41

EXPENSE EXAMPLE                                                              44

ADVISORY AGREEMENT(S)                                                        47

TRUSTEES' AND OFFICERS' INFORMATION                                          67

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY VICTORY CAPITAL MANAGEMENT INC. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

VictoryShares and Solutions              Epoch Investment Partners, Inc.

    MANNIK S. DHILLON, CFA, CAIA             MICHAEL A. WELHOELTER, CFA
    WASIF A. LATIF                           JOHN TOBIN, Ph.D., CFA
                                             KERA VAN VALEN, CFA
                                             WILLIAM W. PRIEST, CFA

--------------------------------------------------------------------------------

o PLEASE REVIEW MARKET CONDITIONS OVER THE 12-MONTH REPORTING PERIOD ENDED JULY 31, 2019.

    While U.S. stocks ended the 12-month reporting period in positive territory, there was significant volatility along the way. Against a backdrop of slowing global growth, for much of the reporting period, markets responded primarily to headlines around U.S. monetary and trade policy. Entering the reporting period, the U.S. Federal Reserve (the "Fed") was on a tightening trajectory, which market participants interpreted as confirming a relatively sanguine outlook for the U.S. economy. The fourth quarter of 2018 saw a sharp reversal in risk appetites, however, as softening data out of Europe and China raised concerns that the Fed would increase interest rates too quickly even as a global recession possibly loomed. Uncertainty around U.S. trade policy and corporate earnings also weighed on sentiment heading into calendar year-end. While the Fed followed through on its previously signaled December interest rate increase, it pivoted to a more dovish stance entering 2019, leading to a rebound in risk asset valuations.

    Escalating rhetoric between the United States and China around trade generated concerns throughout the reporting period. May of 2019 saw markets decline as President Trump announced plans to impose a 25% tariff on some $200 billion in Chinese imports. The lost ground was subsequently recovered as the Fed indicated that it was prepared to cut its benchmark interest rate, if needed, to help offset any drag on economic growth stemming from trade friction. Corporate earnings reports that

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    generally were in line with expectations also served to bolster sentiment. Most major stock indices ended July 2019 near their all-time highs.

    For the 12-month reporting period, the growth style outpaced value by a notable margin, as investors favored companies viewed as having the ability to maintain profit growth against a backdrop of a slowing global economy. The Russell 1000(R) Growth Index returned 10.82% for the reporting period as compared to 5.20% for the Russell 1000(R) Value Index.

o HOW DID THE USAA INCOME STOCK FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and R6 Shares. For the reporting period ended July 31, 2019, the Fund Shares, Institutional Shares, and R6 Shares had a total return of 6.26%, 6.30%, and 6.37%, respectively. This compares to returns of 5.20% for the Russell 1000 Value Index (the "Index") and 5.93% for the Lipper Equity Income Funds Index.

    Victory Capital Management Inc. (the "Manager" or "Victory Capital") is the Investment Adviser for the Fund. The Manager, along with subadviser Epoch Investment Partners ("Epoch"), provides day-to-day discretionary management of the Fund's assets. As the investment adviser, the Manager has dedicated resources that support the research, selection, and monitoring of subadvisers.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    Performance of the Fund relative to the Index was driven principally by the Epoch and USAA Investments strategies that were in effect for the first 11 months of the fiscal period ended July 31, 2019.

    The Epoch strategy generated a positive return and outperformed the broader market as measured by the Index. Outperformance was driven

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA INCOME STOCK FUND

================================================================================

    by the utilities, energy, and financials sectors. Specifically, a sector overweight to the utilities sector and an underweight to the energy sector drove relative return, which also was aided by stock selection in both sectors. Stock selection in the financial sector also was beneficial, driven by an overweight to the insurance industry, while an underweight to the lagging sector aided performance as well. The largest detractor was health care, as an underweight to and selection within the sector hindered results. Stock selection in the consumer staples also detracted from relative performance, largely driven by the portfolio's tobacco holdings, although the negative impact was partially offset by an overweight to the sector.

    The largest individual positive contributors to performance within the Epoch strategy were Welltower, Inc.* and Entergy Corp.* Welltower, Inc. is structured as a Real Estate Investment Trust and operates in the United States, Canada, and the United Kingdom. It owns a diversified portfolio of healthcare-related properties including senior housing communities, post-acute facilities, outpatient medical properties, and medical office buildings. The company's shares trended higher on growing confidence in Welltower's growth trajectory following the acquisition of Quality Care Properties in July 2018. A favorable first quarter earnings report showing good same-store net operating income growth driven by both higher occupancy and rate increases also boosted the stock. Entergy Corp. is a domestic utility company that provides regulated electricity and natural gas services to customers in the states of Arkansas, Louisiana, Alabama, and Texas. The stock outperformed as the company made further progress on exiting the merchant generation business in unregulated markets. In addition, shares traded higher along with the broader utility group as market volatility increased, particularly in the fourth quarter of 2018, and as interest rates declined over the period.

    The largest individual detractors from performance were British American Tobacco plc ADR* and Occidental Petroleum Corp. ("Occidental"). British American Tobacco plc ADR is a global tobacco producer. The shares came under pressure in 2018, along with tobacco peers on concerns around the pace of growth in "next generation" products and comments from the Federal Drug Administration about reducing nicotine to non-addictive levels. Occidental is a global energy company that explores, produces, and markets crude oil and natural gas. It also owns midstream, marketing, and

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    chemical assets that provide diversification in cash flow. Occidental shares underperformed as an agreement to acquire Anadarko Petroleum Corporation was viewed unfavorably by some investors. In addition, declining oil and gas prices weighed on the broader energy segment.

    The USAA Investments' strategy performed essentially in line with the Index. Performance was supported by an overweight to and strong stock selection within the information technology sector, as well as by selection within financials. The biggest detractors in sector terms included stock selection within the health care and materials sectors.

    In terms of individual holdings, positive contributions were led by Microsoft Corp.* ("Microsoft") and Progressive Corp. ("Progressive"). Information technology company Microsoft has continued to successfully transition into cloud-based enterprise services, with a corresponding positive impact on earnings visibility. Auto insurance giant Progressive has continued to display strong customer acquisition and underwriting results, fueling a sharp rise in year-over-year earnings.

    Negative contributions to performance were most notable within the strategy's energy holdings as oil price volatility hampered the segment. Within health care, an overweight to pharmaceutical company AbbVie, Inc.* was the largest detractor, as pricing pressure from biosimilars and a proposed acquisition of competitor Allergan Funding SCS weighed on the stock. Within materials, exposure to silver miner Tahoe Resources, Inc. led detractors as its appeal of an operating license suspension by the Guatemalan government was unsuccessful.

    Thank you for allowing us to help you with your investment needs.

    *Welltower, Inc., Entergy Corp., British American Tobacco plc ADR, Microsoft Corp., and Tahoe Resources were sold out of the Fund prior to July 31, 2019.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o Dividends are not guaranteed. In any year, dividends may be higher, lower, or not paid at all.

================================================================================

4  | USAA INCOME STOCK FUND

================================================================================

INVESTMENT OVERVIEW

               o AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/19 o

--------------------------------------------------------------------------------------------------------
                                                                                   SINCE       INCEPTION
                                        1 YEAR       5 YEAR        10 YEAR       INCEPTION*       DATE
--------------------------------------------------------------------------------------------------------
Fund Shares                              6.26%        8.33%         11.88%             -               -
Institutional Shares                     6.30%        8.37%         11.99%             -               -
R6 Shares                                6.37%           -              -          10.57%       12/01/16
Russell 1000(R) Value Index**
  (reflects no deduction for fees,
  expenses, or taxes)                    5.20%        8.01%         12.39%             -               -
Lipper Equity Income Funds Index***
  (reflects no deduction for taxes)      5.93%        8.28%         11.75%             -               -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

***The unmanaged Lipper Equity Income Funds Index tracks the total return performance of funds within the Lipper Equity Income Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                              USAA INCOME          LIPPER EQUITY
                        RUSSELL 1000          STOCK FUND           INCOME FUNDS
                        VALUE INDEX             SHARES                 INDEX
 7/31/2009              $10,000.00            $10,000.00            $10,000.00
 8/31/2009               10,523.05             10,420.00             10,445.94
 9/30/2009               10,929.62             10,745.00             10,758.42
10/31/2009               10,595.12             10,545.00             10,583.96
11/30/2009               11,192.29             11,104.00             11,145.83
12/31/2009               11,390.36             11,317.00             11,359.27
 1/31/2010               11,070.02             10,989.00             10,995.99
 2/28/2010               11,419.45             11,286.00             11,291.28
 3/31/2010               12,162.85             11,945.00             11,930.71
 4/30/2010               12,477.58             12,093.00             12,085.87
 5/31/2010               11,451.97             11,106.00             11,177.23
 6/30/2010               10,807.29             10,474.00             10,628.55
 7/31/2010               11,538.92             11,177.00             11,382.16
 8/31/2010               11,045.18             10,762.00             10,940.88
 9/30/2010               11,902.10             11,696.00             11,816.45
10/31/2010               12,259.23             12,176.00             12,169.54
11/30/2010               12,194.36             12,069.00             12,113.32
12/31/2010               13,156.55             12,792.00             12,953.78
 1/31/2011               13,454.16             13,177.00             13,237.22
 2/28/2011               13,950.42             13,723.00             13,669.25
 3/31/2011               14,005.82             13,724.00             13,711.90
 4/30/2011               14,378.78             14,249.00             14,154.95
 5/31/2011               14,226.86             14,088.00             14,025.83
 6/30/2011               13,935.15             13,876.00             13,782.84
 7/31/2011               13,472.94             13,478.00             13,380.60
 8/31/2011               12,632.15             12,704.00             12,700.91
 9/30/2011               11,677.49             11,872.00             11,848.23
10/31/2011               13,014.47             13,102.00             13,031.70
11/30/2011               12,947.02             13,146.00             13,057.64
12/31/2011               13,207.92             13,275.00             13,298.12
 1/31/2012               13,707.58             13,752.00             13,721.63
 2/29/2012               14,254.01             14,315.00             14,213.61
 3/31/2012               14,676.56             14,722.00             14,532.57
 4/30/2012               14,526.90             14,592.00             14,479.26
 5/31/2012               13,675.02             13,765.00             13,652.32
 6/30/2012               14,353.98             14,337.00             14,225.09
 7/31/2012               14,502.53             14,468.00             14,457.77
 8/31/2012               14,817.41             14,752.00             14,696.08
 9/30/2012               15,287.75             15,022.00             15,021.07
10/31/2012               15,212.70             14,814.00             14,925.07
11/30/2012               15,206.39             14,847.00             14,952.67
12/31/2012               15,520.46             14,961.00             15,119.71
 1/31/2013               16,529.24             15,797.00             15,931.58
 2/28/2013               16,766.49             15,984.00             16,111.13
 3/31/2013               17,430.72             16,590.00             16,720.33
 4/30/2013               17,694.30             17,032.00             17,105.99
 5/31/2013               18,148.44             17,407.00             17,328.81
 6/30/2013               17,988.48             17,204.00             17,143.91
 7/31/2013               18,959.74             18,069.00             17,933.05
 8/31/2013               18,240.47             17,504.00             17,374.82
 9/30/2013               18,697.41             17,961.00             17,857.07
10/31/2013               19,516.23             18,785.00             18,587.52
11/30/2013               20,060.69             19,152.00             19,015.41
12/31/2013               20,568.77             19,600.00             19,458.99
 1/31/2014               19,838.28             18,948.00             18,715.88
 2/28/2014               20,696.14             19,600.00             19,500.34
 3/31/2014               21,190.23             20,074.00             19,856.26
 4/30/2014               21,391.60             20,317.00             20,055.71
 5/31/2014               21,704.88             20,618.00             20,403.56
 6/30/2014               22,271.83             21,110.00             20,862.94
 7/31/2014               21,892.29             20,610.00             20,410.45
 8/31/2014               22,696.94             21,366.00             21,105.67
 9/30/2014               22,228.75             20,983.00             20,732.84
10/31/2014               22,728.13             21,428.00             21,127.95
11/30/2014               23,193.50             21,966.00             21,597.71
12/31/2014               23,335.77             21,922.00             21,539.72
 1/31/2015               22,402.96             21,139.00             20,852.38
 2/28/2015               23,487.03             22,067.00             21,863.81
 3/31/2015               23,167.30             21,505.00             21,536.91
 4/30/2015               23,383.90             21,954.00             21,790.71
 5/31/2015               23,664.92             22,100.00             21,937.03
 6/30/2015               23,192.41             21,349.00             21,406.36
 7/31/2015               23,294.09             21,703.00             21,668.41
 8/31/2015               21,906.78             20,544.00             20,399.21
 9/30/2015               21,245.41             20,155.00             19,854.16
10/31/2015               22,848.44             21,653.00             21,314.27
11/30/2015               22,935.89             21,579.00             21,289.64
12/31/2015               22,442.64             21,207.00             20,902.39
 1/31/2016               21,283.02             20,530.00             20,070.52
 2/29/2016               21,277.59             20,722.00             20,110.32
 3/31/2016               22,810.33             22,026.00             21,416.72
 4/30/2016               23,289.49             22,194.00             21,689.65
 5/31/2016               23,651.23             22,490.00             21,976.76
 6/30/2016               23,855.75             23,024.00             22,199.17
 7/31/2016               24,548.41             23,516.00             22,778.47
 8/31/2016               24,737.69             23,399.00             22,846.06
 9/30/2016               24,686.13             23,268.00             22,754.76
10/31/2016               24,304.07             22,904.00             22,386.15
11/30/2016               25,692.18             23,670.00             23,343.34
12/31/2016               26,334.29             24,197.00             23,900.05
 1/31/2017               26,521.90             24,393.00             24,099.64
 2/28/2017               27,474.94             25,257.00             24,948.54
 3/31/2017               27,195.05             25,246.00             24,862.51
 4/30/2017               27,144.02             25,273.00             24,983.02
 5/31/2017               27,117.41             25,588.00             25,162.39
 6/30/2017               27,560.71             25,717.00             25,401.46
 7/31/2017               27,927.01             26,034.00             25,763.16
 8/31/2017               27,601.70             26,021.00             25,646.38
 9/30/2017               28,419.20             26,681.00             26,372.94
10/31/2017               28,625.54             27,159.00             26,728.22
11/30/2017               29,502.10             27,995.00             27,510.51
12/31/2017               29,932.75             28,221.00             27,826.99
 1/31/2018               31,090.00             29,282.00             28,922.02
 2/28/2018               29,605.42             28,009.00             27,570.97
 3/31/2018               29,084.63             27,527.00             27,094.91
 4/30/2018               29,180.65             27,570.00             27,214.93
 5/31/2018               29,353.87             27,883.00             27,492.10
 6/30/2018               29,426.57             27,882.00             27,596.63
 7/31/2018               30,591.25             28,940.00             28,690.29
 8/31/2018               31,043.40             29,340.00             29,100.52
 9/30/2018               31,104.96             29,422.00             29,127.29
10/31/2018               29,494.31             28,002.00             27,623.59
11/30/2018               30,374.87             28,992.00             28,445.20
12/31/2018               27,458.12             26,672.00             25,987.00
 1/31/2019               29,595.31             28,470.00             27,779.88
 2/28/2019               30,540.92             29,407.00             28,654.91
 3/31/2019               30,735.09             29,602.00             28,976.04
 4/30/2019               31,825.31             30,452.00             29,926.02
 5/31/2019               29,779.03             28,844.00             28,335.83
 6/30/2019               31,916.70             30,597.00             30,061.79
 7/31/2019               32,181.26             30,753.00             30,392.85

                                   [END CHART]

                       Data from 7/31/09 through 7/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Shares to the benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Equity Income Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA INCOME STOCK FUND

================================================================================

                          o TOP 10 HOLDINGS - 7/31/19 o
                                (% of Net Assets)

Johnson & Johnson ........................................................  4.0%
Verizon Communications, Inc. .............................................  3.5%
Merck & Co., Inc. ........................................................  3.5%
Cisco Systems, Inc. ......................................................  3.4%
Walmart, Inc. ............................................................  3.2%
Procter & Gamble Co. .....................................................  3.1%
Citigroup, Inc. ..........................................................  2.4%
International Business Machines Corp. ....................................  2.3%
Apple, Inc. ..............................................................  2.1%
Home Depot, Inc. .........................................................  1.8%

                        o SECTOR ALLOCATION* - 7/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIAL                                                                  23.1%
CONSUMER, NON-CYCLICAL                                                     22.6%
CONSUMER, CYCLICAL                                                         14.9%
COMMUNICATIONS                                                              9.9%
TECHNOLOGY                                                                  9.7%
INDUSTRIAL                                                                  7.9%
ENERGY                                                                      5.8%
UTILITIES                                                                   3.5%
BASIC MATERIALS                                                             1.3%

                                   [END CHART]

*Does not include exchange-traded funds and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust ("Trust"). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"), an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby USAA Asset Management Company ("AMCO") was acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital.

                             NUMBER OF SHARES VOTING
-----------------------------------------------------------------------------
     FOR                             AGAINST                         ABSTAIN
-----------------------------------------------------------------------------
 107,307,574                        6,143,419                       3,415,495

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested person" as defined in the Investment Company Act of 1940, as amended (1940 Act) ("Interested Trustee"); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                            FOR                           VOTES WITHHELD
--------------------------------------------------------------------------------
David C. Brown                 8,299,565,565                        820,887,736
John C. Walters                8,317,935,885                        802,517,416

================================================================================

8  | USAA INCOME STOCK FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2019:

  DIVIDEND RECEIVED                LONG-TERM
DEDUCTION (CORPORATE             CAPITAL GAIN           QUALIFIED INTEREST
    SHAREHOLDERS)(1)            DISTRIBUTIONS(2)              INCOME
--------------------------------------------------------------------------
       100%                       $167,823,000              $1,176,000
--------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INCOME STOCK FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Income Stock Fund (the "Fund") (one of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the USAA Mutual Funds Trust) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 20, 2019

================================================================================

10  | USAA INCOME STOCK FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2019

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (99.7%)

              COMMON STOCKS (98.7%)

              BASIC MATERIALS (1.3%)
              ----------------------
              CHEMICALS (1.0%)
    122,900   Air Products & Chemicals, Inc.                                                  $   28,054
                                                                                              ----------
              MINING (0.3%)
    220,400   Newmont Goldcorp Corp.                                                               8,049
                                                                                              ----------
              Total Basic Materials                                                               36,103
                                                                                              ----------
              COMMUNICATIONS (9.9%)
              ---------------------
              ADVERTISING (0.5%)
    171,100   Omnicom Group, Inc.                                                                 13,726
                                                                                              ----------
              INTERNET (0.4%)
     84,900   Expedia Group, Inc.                                                                 11,270
                                                                                              ----------
              MEDIA (1.5%)
    431,600   Comcast Corp. "A"                                                                   18,632
     39,100   FactSet Research Systems, Inc.                                                      10,842
     93,200   Walt Disney Co.                                                                     13,329
                                                                                              ----------
                                                                                                  42,803
                                                                                              ----------
              TELECOMMUNICATIONS (7.5%)
    499,900   AT&T, Inc.                                                                          17,022
  1,701,200   Cisco Systems, Inc.                                                                 94,246
  1,799,800   Verizon Communications, Inc.                                                        99,475
                                                                                              ----------
                                                                                                 210,743
                                                                                              ----------
              Total Communications                                                               278,542
                                                                                              ----------
              CONSUMER, CYCLICAL (14.9%)
              --------------------------
              AIRLINES (1.7%)
    128,300   Alaska Air Group, Inc.                                                               8,129
    450,500   Delta Air Lines, Inc.                                                               27,498
    210,900   Southwest Airlines Co.                                                              10,868
                                                                                              ----------
                                                                                                  46,495
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              APPAREL (0.3%)
     89,300   NIKE, Inc."B"                                                                   $    7,682
                                                                                              ----------
              AUTO MANUFACTURERS (2.1%)
  3,576,625   Ford Motor Co.                                                                      34,085
    369,400   General Motors Co.                                                                  14,902
    161,300   PACCAR, Inc.                                                                        11,313
                                                                                              ----------
                                                                                                  60,300
                                                                                              ----------
              AUTO PARTS & EQUIPMENT (0.4%)
    235,100   Allison Transmission Holdings, Inc.                                                 10,803
                                                                                              ----------
              HOUSEWARES (0.3%)
    121,100   Toro Co.                                                                             8,819
                                                                                              ----------
              RETAIL (10.1%)
    113,100   Best Buy Co., Inc.                                                                   8,655
    110,200   Genuine Parts Co.                                                                   10,703
    243,100   Home Depot, Inc.                                                                    51,948
     91,900   Lowe's Companies, Inc.                                                               9,319
     65,300   McDonald's Corp.                                                                    13,760
    450,300   Starbucks Corp.                                                                     42,639
    179,700   Target Corp.                                                                        15,526
    178,800   TJX Companies, Inc.                                                                  9,755
    617,100   Walgreens Boots Alliance, Inc.                                                      33,626
    801,800   Walmart, Inc.                                                                       88,503
                                                                                              ----------
                                                                                                 284,434
                                                                                              ----------
              Total Consumer, Cyclical                                                           418,533
                                                                                              ----------
              CONSUMER, NON-CYCLICAL (22.6%)
              ------------------------------
              BEVERAGES (0.3%)
     65,900   PepsiCo, Inc.                                                                        8,423
                                                                                              ----------
              BIOTECHNOLOGY (1.7%)
    249,900   Amgen, Inc.                                                                         46,626
                                                                                              ----------
              COMMERCIAL SERVICES (1.4%)
     23,000   MarketAxess Holdings, Inc.                                                           7,752
    122,700   Robert Half International, Inc.                                                      7,412
     95,600   S&P Global, Inc.                                                                    23,417
                                                                                              ----------
                                                                                                  38,581
                                                                                              ----------
              COSMETICS/PERSONAL CARE (3.8%)
    291,400   Colgate-Palmolive Co.                                                               20,905
    727,300   Procter & Gamble Co.                                                                85,851
                                                                                              ----------
                                                                                                 106,756
                                                                                              ----------

================================================================================

12  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              FOOD (0.7%)
    206,400   General Mills, Inc.                                                             $   10,962
    127,100   Sysco Corp.                                                                          8,715
                                                                                              ----------
                                                                                                  19,677
                                                                                              ----------
              HEALTHCARE PRODUCTS (2.9%)
    206,600   Abbott Laboratories                                                                 17,995
     47,300   Becton, Dickinson and Co.                                                           11,958
     86,300   Danaher Corp.                                                                       12,125
    313,500   Medtronic plc                                                                       31,958
     40,000   Stryker Corp.                                                                        8,391
                                                                                              ----------
                                                                                                  82,427
                                                                                              ----------
              HEALTHCARE-SERVICES (0.4%)
     41,000   Anthem, Inc.                                                                        12,079
                                                                                              ----------
              HOUSEHOLD PRODUCTS/WARES (1.0%)
    205,200   Kimberly-Clark Corp.                                                                27,835
                                                                                              ----------
              PHARMACEUTICALS (10.4%)
    769,900   AbbVie, Inc.                                                                        51,291
    308,600   Cardinal Health, Inc.                                                               14,112
    871,200   Johnson & Johnson                                                                  113,448
    102,100   McKesson Corp.                                                                      14,187
  1,179,400   Merck & Co., Inc.                                                                   97,878
                                                                                              ----------
                                                                                                 290,916
                                                                                              ----------
              Total Consumer, Non-cyclical                                                       633,320
                                                                                              ----------
              ENERGY (5.8%)
              -------------
              OIL & GAS (4.5%)
    426,600   Cabot Oil & Gas Corp.                                                                8,174
    241,100   Chevron Corp.                                                                       29,682
     94,800   EOG Resources, Inc.                                                                  8,139
    569,800   Exxon Mobil Corp.                                                                   42,370
    261,900   Occidental Petroleum Corp.                                                          13,451
    177,400   Phillips 66                                                                         18,194
     81,800   Valero Energy Corp.                                                                  6,973
                                                                                              ----------
                                                                                                 126,983
                                                                                              ----------
              OIL & GAS SERVICES (0.8%)
    550,000   Schlumberger Ltd.                                                                   21,984
                                                                                              ----------
              PIPELINES (0.5%)
    204,300   ONEOK, Inc.                                                                         14,317
                                                                                              ----------
              Total Energy                                                                       163,284
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              FINANCIAL (23.1%)
              -----------------
              BANKS (9.2%)
    394,300   Bank of America Corp.                                                           $   12,097
    248,300   Bank of New York Mellon Corp.                                                       11,650
    224,000   BB&T Corp.                                                                          11,543
    950,500   Citigroup, Inc.                                                                     67,638
    138,000   Comerica, Inc.                                                                      10,102
    389,600   Fifth Third Bancorp                                                                 11,567
  1,229,500   Huntington Bancshares, Inc.                                                         17,520
    190,900   J.P. Morgan Chase & Co.                                                             22,145
     74,600   M&T Bank Corp.                                                                      12,253
    185,500   PNC Financial Services Group, Inc.                                                  26,508
    332,900   U.S. Bancorp.                                                                       19,025
    510,600   Wells Fargo & Co.                                                                   24,718
    238,300   Zions Bancorp, N.A.                                                                 10,740
                                                                                              ----------
                                                                                                 257,506
                                                                                              ----------
              DIVERSIFIED FINANCIAL SERVICES (5.3%)
    129,700   American Express Co.                                                                16,131
    235,400   Capital One Financial Corp.                                                         21,756
     99,845   Cboe Global Markets, Inc.                                                           10,914
     95,600   CME Group, Inc.                                                                     18,586
    223,100   Discover Financial Services                                                         20,021
    765,500   Franklin Resources, Inc.                                                            24,978
    234,100   Intercontinental Exchange, Inc.                                                     20,568
    393,800   Invesco Ltd.                                                                         7,557
     77,700   Nasdaq, Inc.                                                                         7,488
                                                                                              ----------
                                                                                                 147,999
                                                                                              ----------
              INSURANCE (5.1%)
    395,600   Aflac, Inc.                                                                         20,824
    225,300   Allstate Corp.                                                                      24,197
    129,200   American Financial Group, Inc.                                                      13,228
     38,800   Everest Re Group Ltd.                                                                9,570
     73,200   Hanover Insurance Group, Inc.                                                        9,495
    259,600   Hartford Financial Services Group, Inc.                                             14,961
    269,900   MetLife, Inc.                                                                       13,338
    119,300   Progressive Corp.                                                                    9,661
     76,000   RenaissanceRe Holdings Ltd.                                                         13,767
     93,600   ravelers Companies, Inc.                                                            13,724
                                                                                              ----------
                                                                                                 142,765
                                                                                              ----------
              REAL ESTATE (0.4%)
     78,600   Jones Lang LaSalle, Inc.                                                            11,451
                                                                                              ----------

================================================================================

14  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              REITS (2.6%)
    763,999   Chimera Investment Corp.                                                        $   14,730
     60,100   Public Storage                                                                      14,590
    199,000   Simon Property Group, Inc.                                                          32,278
    184,000   Ventas, Inc.                                                                        12,381
                                                                                              ----------
                                                                                                  73,979
                                                                                              ----------
              SAVINGS & LOANS (0.5%)
    802,500   People's United Financial, Inc.                                                     13,177
                                                                                              ----------
              Total Financial                                                                    646,877
                                                                                              ----------
              INDUSTRIAL (7.9%)
              -----------------
              AEROSPACE/DEFENSE (1.1%)
     86,100   Lockheed Martin Corp.                                                               31,183
                                                                                              ----------
              BUILDING MATERIALS (0.8%)
    259,800   Johnson Controls International plc                                                  11,026
     48,200   Lennox International, Inc.                                                          12,362
                                                                                              ----------
                                                                                                  23,388
                                                                                              ----------
              ELECTRONICS (1.4%)
     92,700   Allegion plc                                                                         9,598
    168,200   Honeywell International, Inc.                                                       29,008
                                                                                              ----------
                                                                                                  38,606
                                                                                              ----------
              ENVIRONMENTAL CONTROL (1.7%)
    244,900   Republic Services, Inc.                                                             21,710
    228,300   Waste Management, Inc.                                                              26,711
                                                                                              ----------
                                                                                                  48,421
                                                                                              ----------
              MACHINERY-DIVERSIFIED (0.8%)
     88,800   Cummins, Inc.                                                                       14,563
     45,300   Rockwell Automation, Inc.                                                            7,284
                                                                                              ----------
                                                                                                  21,847
                                                                                              ----------
              MISCELLANEOUS MANUFACTURERS (1.0%)
    151,700   Eaton Corp. plc                                                                     12,468
    104,600   Illinois Tool Works, Inc.                                                           16,133
                                                                                              ----------
                                                                                                  28,601
                                                                                              ----------
              TRANSPORTATION (1.1%)
    202,300   CH Robinson Worldwide, Inc.                                                         16,939
    105,300   United Parcel Service, Inc. "B"                                                     12,580
                                                                                              ----------
                                                                                                  29,519
                                                                                              ----------
              Total Industrial                                                                   221,565
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              TECHNOLOGY (9.7%)
              -----------------
              COMPUTERS (4.4%)
    282,800   Apple, Inc.                                                                     $   60,248
    427,490   International Business Machines Corp.                                               63,371
                                                                                              ----------
                                                                                                 123,619
                                                                                              ----------
              SEMICONDUCTORS (3.2%)
    329,300   Intel Corp.                                                                         16,646
    502,500   QUALCOMM, Inc.                                                                      36,763
    299,100   Texas Instruments, Inc.                                                             37,390
                                                                                              ----------
                                                                                                  90,799
                                                                                              ----------
              SOFTWARE (2.1%)
    148,300   Activision Blizzard, Inc.                                                            7,228
    918,800   Oracle Corp.                                                                        51,729
                                                                                              ----------
                                                                                                  58,957
                                                                                              ----------
              Total Technology                                                                   273,375
                                                                                              ----------
              UTILITIES (3.5%)
              ----------------
              ELECTRIC (3.5%)
    219,900   CMS Energy Corp.                                                                    12,802
    220,400   Dominion Energy, Inc.                                                               16,373
    292,500   Duke Energy Corp.                                                                   25,366
    291,600   Evergy, Inc.                                                                        17,639
    156,100   Southern Co.                                                                         8,773
    198,700   WEC Energy Group, Inc.                                                              16,981
                                                                                              ----------
              Total Utilities                                                                     97,934
                                                                                              ----------
              Total Common Stocks (cost: $2,438,141)                                           2,769,533
                                                                                              ----------

              EXCHANGE-TRADED FUNDS (1.0%)
    220,000   iShares Russell 1000 Value ETF                                                      28,257
                                                                                              ----------
              Total Equity Securities (cost: $2,466,376)                                       2,797,790
                                                                                              ----------

              MONEY MARKET INSTRUMENTS (0.2%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.2%)
  6,568,169   State Street Institutional Treasury Money Market Fund Premier Class, 2.09%(a)
                (cost: $6,568)                                                                     6,568
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $2,472,944)                                            $2,804,358
                                                                                              ==========

================================================================================

16  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1           LEVEL 2           LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                           $2,769,533                $-                $-      $2,769,533
  Exchange-Traded Funds                       28,257                 -                 -          28,257

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                         6,568                 -                 -           6,568
--------------------------------------------------------------------------------------------------------
Total                                     $2,804,358                $-                $-      $2,804,358
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the compliance classification.

At July 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at July 31, 2019.

See accompanying notes to financial statements.

================================================================================

18  | USAA INCOME STOCK FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,472,944)                    $2,804,358
   Cash                                                                                      799
   Receivables:
       Capital shares sold                                                                   396
       Victory Capital (Note 8)                                                                4
       Dividends and interest                                                              4,986
       Other                                                                                  66
                                                                                      ----------
           Total assets                                                                2,810,609
                                                                                      ----------

LIABILITIES
   Payables:
       Capital shares redeemed                                                             1,171
   Accrued administration and servicing fees                                                 318
   Accrued management fees                                                                 1,226
   Accrued transfer agent's fees                                                             200
   Other accrued expenses and payables                                                       176
                                                                                      ----------
           Total liabilities                                                               3,091
                                                                                      ----------
               Net assets applicable to capital shares outstanding                    $2,807,518
                                                                                      ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                    $2,034,016
   Distributable earnings                                                                773,502
                                                                                      ----------
               Net assets applicable to capital shares outstanding                    $2,807,518
                                                                                      ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,707,034/86,291 capital shares
           outstanding, no par value)                                                 $    19.78
                                                                                      ==========
       Institutional Shares (net assets of $1,088,446/55,084
           capital shares outstanding, no par value)                                  $    19.76
                                                                                      ==========
       R6 Shares (net assets of $12,038/609 capital shares
           outstanding, no par value)                                                 $    19.77
                                                                                      ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $933)                                   $  87,010
   Interest                                                                                1,548
   Securities lending (net)                                                                   38
                                                                                       ---------
       Total income                                                                       88,596
                                                                                       ---------
EXPENSES
   Management fees                                                                        13,882
   Administration and servicing fees:
       Fund Shares                                                                         2,504
       Institutional Shares                                                                1,095
       R6 Shares                                                                               6
   Transfer agent's fees:
       Fund Shares                                                                         1,264
       Institutional Shares                                                                1,095
       R6 Shares                                                                               1
   Custody and accounting fees:
       Fund Shares                                                                           194
       Institutional Shares                                                                  125
       R6 Shares                                                                               1
   Postage:
       Fund Shares                                                                            68
       Institutional Shares                                                                   54
   Shareholder reporting fees:
       Fund Shares                                                                            44
       Institutional Shares                                                                    8
   Trustees' fees                                                                             37
   Registration fees:
       Fund Shares                                                                            30
       Institutional Shares                                                                   31
       R6 Shares                                                                              18

================================================================================

20  | USAA INCOME STOCK FUND

================================================================================

   Professional fees                                                                   $      99
   Other                                                                                      38
                                                                                       ---------
           Total expenses                                                                 20,594
                                                                                       ---------
   Expenses reimbursed:
       R6 Shares                                                                             (10)
                                                                                       ---------
           Net expenses                                                                   20,584
                                                                                       ---------
NET INVESTMENT INCOME                                                                     68,012
                                                                                       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on:
       Investments                                                                       486,558
       Foreign currency transactions                                                           9
   Change in net unrealized appreciation/(depreciation)                                 (375,906)
                                                                                       ---------
       Net realized and unrealized gain                                                  110,661
                                                                                       ---------
   Increase in net assets resulting from operations                                    $ 178,673
                                                                                       =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

------------------------------------------------------------------------------------------------
                                                                              2019          2018
------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $   68,012    $   61,566
   Net realized gain on investments                                        486,558       159,509
   Net realized gain (loss) on foreign currency transactions                     9            (2)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                        (375,906)       76,550
       Foreign currency translations                                             -            (1)
                                                                        ------------------------
       Increase in net assets resulting from operations                    178,673       297,622
                                                                        ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                            (133,413)     (131,173)
   Institutional Shares                                                    (86,990)      (84,820)
   R6 Shares                                                                  (991)         (973)
                                                                        ------------------------
       Distributions to shareholders                                      (221,394)     (216,966)
                                                                        ------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 7)
   Fund Shares                                                              25,961        13,921
   Institutional Shares                                                     63,566       (94,681)
   R6 Shares                                                                  (434)        7,300
                                                                        ------------------------
       Total net increase (decrease) in net assets from capital
           share transactions                                               89,093       (73,460)
                                                                        ------------------------
   Net increase in net assets                                               46,372         7,196

NET ASSETS
   Beginning of year                                                     2,761,146     2,753,950
                                                                        ------------------------
   End of year                                                          $2,807,518    $2,761,146
                                                                        ========================

See accompanying notes to financial statements.

================================================================================

22  | USAA INCOME STOCK FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Income Stock Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek current income with the prospect of increasing dividend income and the potential for capital appreciation.

The Fund consists of three classes of shares: Income Stock Fund Shares (Fund Shares), Income Stock Fund Institutional Shares (Institutional Shares), and Income Stock Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by an affiliate fund participating in a fund-of-funds investment strategy (affiliated funds). The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services
(SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc., a global investment management firm headquartered in Cleveland, Ohio (the Transaction) on July 1, 2019. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Pricing and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange

================================================================================

24  | USAA INCOME STOCK FUND

================================================================================

        or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S. listed equities and the average of the bid and asked prices is used for foreign listed equities. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

        close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated bid or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of

================================================================================

26  | USAA INCOME STOCK FUND

================================================================================

        quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since

================================================================================

28  | USAA INCOME STOCK FUND

================================================================================

    the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. Effective September 30, 2018, the commission recapture program ended. For the year ended July 31, 2019, the Fund did not receive any brokerage commission recapture credits.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility, with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15%. Each fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

For the period July 1, 2019 to July 31, 2019, the Fund paid Citibank facility fees of $1,000, which represents 2.0% of the total fees paid to Citibank by the funds of the Trusts. The Fund had no borrowings under this agreement during the period July 1, 2019 to July 31, 2019. Effective July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation (CAPCO) terminated. For the period from August 1, 2018 to

================================================================================

30  | USAA INCOME STOCK FUND

================================================================================

June 30, 2019, the Fund paid CAPCO facility fees of $23,000, which represents 3.4% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the period August 1, 2018 to June 30, 2019.

(3) INTERFUND LENDING

Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the U.S. Securities and Exchange Commission (SEC) in March 2017 (the Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each fund to directly lend and borrow money to or from certain other affiliated funds relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. For the period July 1, 2019 to July 31, 2019, the Fund did not lend.

(4) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, partnership basis ordinary recapture, partnership non deductible expenses, non-REIT return of capital dividend, REIT return of capital dividend, REIT capital gain dividend, equalization, distribution re-designations, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease distributable earnings by $11,316,000 and increase paid in capital by $11,316,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

The tax character of distributions paid during the years ended July 31, 2019, and 2018, was as follows:

                                              2019                      2018
                                          --------------------------------------
Ordinary income*                          $ 64,890,000              $ 60,589,000
Long-term realized capital gains           156,504,000               156,377,000
                                          ------------              ------------
     Total distributions paid             $221,394,000              $216,966,000
                                          ============              ============

As of July 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $  3,863,000
Undistributed long-term capital gains                                437,477,000
Unrealized appreciation of investments                               332,163,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At July 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                               NET
                                                      GROSS              GROSS              UNREALIZED
                                                    UNREALIZED         UNREALIZED          APPRECIATION/
FUND                             TAX COST          APPRECIATION       DEPRECIATION        (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
USAA Income Stock Fund        $2,472,195,000       $373,402,000      $(41,239,000)         $332,163,000

================================================================================

32  | USAA INCOME STOCK FUND

================================================================================

(5) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2019, were $2,343,926,000 and $2,334,613,000, respectively.

(6) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At July 31, 2019, the Fund had no securities on loan.

(7) CAPITAL SHARE TRANSACTIONS

At July 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated fund-of-funds as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                 YEAR ENDED               YEAR ENDED
                                               JULY 31, 2019            JULY 31, 2018
-----------------------------------------------------------------------------------------
                                           SHARES        AMOUNT     SHARES        AMOUNT
                                          -----------------------------------------------
FUND SHARES:
Shares sold                                 4,818      $  93,141     4,993      $  99,734
Shares issued from
  reinvested dividends                      6,925        128,119     6,350        125,905
Shares redeemed                           (10,114)      (195,299)  (10,601)      (211,718)
                                          -----------------------------------------------
Net increase from capital
  share transactions                        1,629      $  25,961       742      $  13,921
                                          ===============================================
INSTITUTIONAL SHARES:
Shares sold                                11,479      $ 216,857     5,540      $ 110,461
Shares issued from
  reinvested dividends                      4,705         86,971     4,281         84,794
Shares redeemed                           (12,280)      (240,262)  (14,446)      (289,936)
                                          -----------------------------------------------
Net increase (decrease) from capital
  share transactions                        3,904      $  63,566    (4,625)     $ (94,681)
                                          ===============================================
R6 SHARES:
Shares sold                                    32      $     625       374      $   7,678
Shares issued from
  reinvested dividends                         30            550        27            533
Shares redeemed                               (83)        (1,609)      (46)          (911)
                                          -----------------------------------------------
Net increase (decrease) from capital
  share transactions                          (21)     $    (434)      355      $   7,300
                                          ===============================================

(8) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may

================================================================================

34  | USAA INCOME STOCK FUND

================================================================================

select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Equity Income Funds Index. The Lipper Equity Income Funds Index tracks the total return performance of funds within the Lipper Equity Income Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                                         ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                                      (IN BASIS POINTS)(1)
--------------------------------------------------------------------------------
+/- 100 to 400                                            +/- 4
+/- 401 to 700                                            +/- 5
+/- 701 and greater                                       +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Equity Income Funds Index over that period, even if the class had overall negative returns during the performance period.

Under the investment advisory agreement with the Manager that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

For the period from August 1, 2018 to June 30, 2019, the Fund incurred management fees, paid or payable to AMCO, of $12,656,000, which included a performance adjustment for the R6 Shares of less than $500. For the R6 Shares the performance adjustments was less than 0.01%. The Fund Shares and Institutional Shares did not incur any performance adjustment. For the period July 1, 2019 to July 31, 2019, the Fund incurred management fees, paid or payable to Victory Capital of $1,226,000, which included no performance adjustments.

SUBADVISORY ARRANGEMENT(S) - Effective July 1, 2019, Victory Capital entered into a Subadvisory Agreement with Epoch Investment Partners, Inc. (Epoch), under which Epoch directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). This arrangement provides for monthly fees that are paid by the Manager. The Manager (not the Fund) pays the subadviser fees. For the period July 1, 2019 to July 31, 2019, Victory Capital didn't incur any subadvisory fees with respect to the Fund, paid or payable to Epoch.

Prior to July 1, 2019, AMCO had entered into an Investment Subadvisory Agreement with Epoch, under which Epoch directed the investment and

================================================================================

36  | USAA INCOME STOCK FUND

================================================================================

reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). This arrangement provides monthly fees that are paid by AMCO.

AMCO (not the Fund) pays Epoch a subadvisory fee in the annual amount of 0.30% of the Fund's average daily net assets for the first $600 million of assets that Epoch manages, 0.20% on the next $900 million of assets, and 0.18% on assets over $1.5 billion that Epoch manages. For the period from August 1, 2018 to June 30, 2019, AMCO incurred subadvisory fees with respect to the Fund, paid or payable to Epoch of $2,637,000.

ADMINISTRATION AND SERVICING FEES - Effective July 1, 2019, Victory Capital is obligated on a continuous basis to provide administrative services to the Fund. The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. For the period from August 1, 2018 to June 30, 2019, the Fund Shares, Institutional Shares, and R6 Shares incurred administration and servicing fees, paid or payable to AMCO, of $2,285,000, $997,000, and $5,000, respectively. For the period July 1, 2019 to July 31, 2019, the Fund Shares, Institutional Shares, and R6 Shares incurred administration and servicing fees, paid or payable to Victory Capital of $219,000, $98,000 and $1,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

Effective July 1, 2019, these services are covered under a Compliance Services Agreement between the Trust and Victory Capital. For the period from August 1, 2018 to June 30, 2019, the Fund reimbursed AMCO $9,000 for these compliance and legal services. For the period July 1, 2019 to July 31, 2019, the Fund's portion of fees paid to Victory Capital under the Compliance Service Agreement was $1,000. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

EXPENSE LIMITATION - Effective July 1, 2019, the Manager has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.76% of the Fund Shares, 0.72% of the Institutional Shares and 0.65% of the R6 Shares, through at least June 30, 2021. The Manager is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This waiver agreement may only be terminated by the Fund's Board of Trustees. Prior to July 1, 2019, AMCO agreed to limit the total annual operating expenses of the R6 Shares to 0.65%, respectively, of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Shares for all expenses in excess of those amounts. For the period from August 1, 2018 to June 30, 2019, the R6 Shares incurred reimbursable expenses from AMCO of $7,000. For the period July 1, 2019 to July 31, 2019, the R6 Shares incurred reimbursable expenses of $4,000, all of which was receivable from the Manager.

TRANSFER AGENT'S FEES - Victory Capital Transfer Agency, Inc. (VCTA), (formerly, USAA Shareholder Account Services (SAS)) provides transfer agency services to the Fund. VCTA, an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average daily net assets, plus out-of-pocket expenses. For the year ended July 31, 2019, the Fund Shares, Institutional Shares, and R6 Shares incurred transfer agent's fees, paid or payable to VCTA, of $1,264,000, $1,095,000, and $1,000, respectively.

================================================================================

38  | USAA INCOME STOCK FUND

================================================================================

UNDERWRITING SERVICES - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best effort basis. This agreement provides that VCA receive no fee or other compensation for such distribution services. Prior to July 1, 2019, USAA Investment Management Company (IMCO) provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services.

(9) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other affiliated Funds in which the affiliated fund-of-funds invest. The fund-of-funds do not invest in the underlying affiliated funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of July 31, 2019, the fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                  OWNERSHIP %
---------------------------------------------------------------------------------
Cornerstone Conservative                                                 0.1
Cornerstone Equity                                                       0.3
Target Retirement Income                                                 0.1
Target Retirement 2020                                                   0.2
Target Retirement 2030                                                   0.8
Target Retirement 2040                                                   1.0
Target Retirement 2050                                                   0.6
Target Retirement 2060                                                   0.1

Effective July 1, 2019, Victory Capital replaced AMCO as the Fund's investment adviser and began managing the Fund. Prior to July 1, 2019, AMCO was indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager has determined there is no significant impact on the Fund's financial statements and various filings.

(11) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

40  | USAA INCOME STOCK FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:


                                                             YEAR ENDED JULY 31,
                               -------------------------------------------------------------------------
                                     2019            2018            2017            2016           2015
                               -------------------------------------------------------------------------
Net asset value at
  beginning of period          $    20.24      $    19.68      $    18.18      $    17.79     $    17.72
                               -------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income               .43             .40             .42             .40            .44
  Net realized and
    unrealized gain                   .70            1.74            1.51             .97            .51
                               -------------------------------------------------------------------------
Total from investment
  operations                         1.13            2.14            1.93            1.37            .95
                               -------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.44)           (.40)           (.43)           (.40)          (.46)
  Realized capital gains            (1.15)          (1.18)              -            (.58)          (.42)
                               -------------------------------------------------------------------------
Total distributions                 (1.59)          (1.58)           (.43)           (.98)          (.88)
                               -------------------------------------------------------------------------
Net asset value at
  end of period                $    19.78      $    20.24      $    19.68      $    18.18     $    17.79
                               =========================================================================
Total return (%)*                    6.26           11.16           10.71            8.29           5.36
Net assets at end
  of period (000)              $1,707,034      $1,713,558      $1,651,374      $1,564,900     $1,657,268
Ratios to average
  daily net assets:**
  Expenses (%)(a)                     .75(d)          .76(b)          .77(b)          .80(b)         .79(b)
  Expenses, excluding
    reimbursements (%)(a)             .75             .76(b)          .77(b)          .80(b)         .79(b)
  Net investment income (%)          2.44            2.19            2.24            2.42           2.38
Portfolio turnover (%)                 86(c)           23              23              19             12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $1,669,245,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Reflects increased trading activity due to current year transition or asset allocation shift.
(d) Effective July, 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Fund Shares to 0.76% of the Fund Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  41

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:


                                                             YEAR ENDED JULY 31,
                               -------------------------------------------------------------------------
                                     2019            2018            2017            2016           2015
                               -------------------------------------------------------------------------
Net asset value at
  beginning of period          $    20.22      $    19.66      $    18.16      $    17.77     $    17.71
                               -------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income               .43             .41             .43             .40            .45
  Net realized and
    unrealized gain                   .70            1.73            1.50             .98            .50
                               -------------------------------------------------------------------------
Total from investment
  operations                         1.13            2.14            1.93            1.38            .95
                               -------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.44)           (.40)           (.43)           (.41)          (.47)
  Realized capital gains            (1.15)          (1.18)              -            (.58)          (.42)
                               -------------------------------------------------------------------------
Total distributions                 (1.59)          (1.58)           (.43)           (.99)          (.89)
                               -------------------------------------------------------------------------
Net asset value at
  end of period                $    19.76      $    20.22      $    19.66      $    18.16     $    17.77
                               =========================================================================

Total return (%)*                    6.30           11.21           10.76            8.36           5.37
Net assets at end
  of period (000)              $1,088,446      $1,034,842      $1,097,164      $1,158,385     $1,080,528
Ratios to average
  daily net assets:**
  Expenses (%)(a)                     .73(d)          .72(b)          .73(b)          .75(b)         .73(b)
  Expenses, excluding
    reimbursements (%)(a)             .73             .72(b)          .73(b)          .75(b)         .73(b)
  Net investment income (%)          2.47            2.22            2.30            2.47           2.45
Portfolio turnover (%)                 86(c)           23              23              19             12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $1,095,233,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Reflects increased trading activity due to current year transition or asset allocation shift.
(d) Effective July, 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.72% of the Institutional Shares' average daily net assets.

================================================================================

42  | USAA INCOME STOCK FUND

================================================================================

R6 SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                       PERIOD ENDED
                                                     YEAR ENDED JULY 31,                  JULY 31,
                                                  -------------------------------------------------
                                                     2019            2018                  2017***
                                                  -------------------------------------------------
Net asset value at beginning of period            $ 20.23         $ 19.67                $18.17
                                                  ---------------------------------------------
Income from investment operations:
  Net investment income                               .45             .47                   .27
  Net realized and unrealized gain                    .69            1.69                  1.60
                                                  ---------------------------------------------
Total from investment operations                     1.14            2.16                  1.87
                                                  ---------------------------------------------
Less distributions from:
  Net investment income                              (.45)           (.42)                 (.37)
  Realized capital gains                            (1.15)          (1.18)                    -
                                                  ---------------------------------------------
Total distributions                                 (1.60)          (1.60)                 (.37)
                                                  ---------------------------------------------
Net asset value at end of period                  $ 19.77         $ 20.23                $19.67
                                                  =============================================
Total return (%)*                                    6.37           11.31                 10.36
Net assets at end of period (000)                 $12,038         $12,746                $5,412
Ratios to average daily net assets:**
  Expenses (%)(a)                                     .65(e)          .65(b)                .65(b),(c)
  Expenses, excluding reimbursements (%)(a)           .73             .90(b)               1.24(b),(c)
  Net investment income (%)                          2.54            2.33                  2.13(c)
Portfolio turnover (%)                                 86(d)           23                    23

   * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
  ** For the year ended July 31, 2019, average daily net assets were
     $12,046,000.
 *** R6 Shares commenced operations on December 1, 2016.
 (a) Does not include acquired fund fees, if any.
 (b) Reflects total annual operating expenses of the R6 Shares before reductions of any expenses paid indirectly. The R6 Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%
 (c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
 (d) Reflects increased trading activity due to current year transition or asset allocation shift.
 (e) Effective July 1, 2019 the Manager has voluntarily agreed to limit the annual expenses of the R6 Shares to 0.65% of the R6 Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  43

================================================================================

EXPENSE EXAMPLE

July 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2019, through July 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

================================================================================

44  | USAA INCOME STOCK FUND

================================================================================

use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                            BEGINNING               ENDING             DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE         FEBRUARY 1, 2019 -
                                        FEBRUARY 1, 2019        JULY 31, 2019           JULY 31, 2019
                                        ----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $1,080.20                 $3.87

Hypothetical
  (5% return before expenses)               1,000.00               1,021.08                  3.76

INSTITUTIONAL SHARES
Actual                                      1,000.00               1,080.40**                3.77**

Hypothetical
  (5% return before expenses)               1,000.00               1,021.17**                3.66**

R6 SHARES
Actual                                      1,000.00               1,080.80                  3.35

Hypothetical
  (5% return before expenses)               1,000.00               1,021.57                  3.26

 *Expenses are equal to the annualized expense ratio of 0.75% for Fund Shares, 0.73% for Institutional Shares, and 0.65% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 8.02% for Fund Shares, 8.04% for Institutional Shares, and 8.08% for R6 Shares for the six-month period of February 1, 2019, through July 31, 2019.

**The Fund's annualized expense ratio of 0.73% for Institutional Shares above reflects a change effective July 1, 2019, to implement the Manager's expense limitation of 0.72% for the Institutional Shares's

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

  average annual net assets. Had the expense limitation of 0.72% for the Institutional Shares, which is net of expenses paid indirectly, been in effect for the entire six-month period of February 1, 2019, through July 31, 2019, the values in the table above would be as shown below.

                                                                                        EXPENSES PAID
                                           BEGINNING               ENDING              DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE         FEBRUARY 1, 2019 -
                                        FEBRUARY 1, 2019        JULY 31, 2019           JULY 31, 2019
                                        ----------------------------------------------------------------
INSTITUTIONAL SHARES
Actual                                     $1,000.00              $1,080.40                 $3.71

Hypothetical
  (5% return before expenses)               1,000.00               1,021.22                  3.61

================================================================================

46  | USAA INCOME STOCK FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in

================================================================================

48  | USAA INCOME STOCK FUND

================================================================================

response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

       least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

50  | USAA INCOME STOCK FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o  With the exception of the USAA S&P 500 Index Fund, USAA Extended
       Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target
   Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

       enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services

================================================================================

52  | USAA INCOME STOCK FUND

================================================================================

currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored

=============================================================================

54  | USAA INCOME STOCK FUND

================================================================================

and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory

==============================================================================

56  | USAA INCOME STOCK FUND

================================================================================

Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

================================================================================

58  | USAA INCOME STOCK FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND AMCO)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the (i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019.

At an in-person meeting of the Board of Trustees (the "Board") held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Advisory Agreement between the Trust and AMCO and the Subadvisory Agreement between AMCO and Epoch Investment Partners, Inc. (the Subadviser) with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and AMCO and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding AMCO's revenues and

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Effective July 1, 2019, upon the closing of the transaction whereby AMCO acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and AMCO and the Sub-advisory Agreement with the Subadviser terminated and the new investment advisory agreement between the Trust and Victory Capital went into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are discussed above. Effective June 30, 2019, the Subadviser no longer manages any portion of the Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

costs of providing services to the Fund and compensation paid to affiliates of AMCO; and (iii) information about AMCO's and the Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of AMCO and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by AMCO and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and AMCO's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to AMCO and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

================================================================================

60  | USAA INCOME STOCK FUND

================================================================================

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by AMCO under the Advisory Agreement, the Board reviewed information provided by AMCO relating to its operations and personnel. The Board also took into account its knowledge of AMCO's management and the quality of the performance of AMCO's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to AMCO and the services provided to the Fund by AMCO under the Advisory Agreement, as well as other services provided by AMCO and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, AMCO and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by AMCO in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the level and depth of experience of AMCO, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered AMCO's process for monitoring the performance of the Subadviser and AMCO's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including AMCO's process for monitoring "best execution" and the utilization of "soft dollars," also was considered.

AMCO's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered AMCO's risk management processes. The Board considered AMCO's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of AMCO and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by AMCO and its affiliates, including AMCO's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of AMCO's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by AMCO and its affiliates, including the high quality of services received by the Fund from AMCO. The Board also noted the level and method of computing the management fee. The Board also took into account that the subadvisory fee under the Subadvisory Agreement is paid by AMCO. The Board also considered and discussed information about the Subadviser's fee, including the amount of management fees retained by AMCO after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds

================================================================================

62  | USAA INCOME STOCK FUND

================================================================================

deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three, and five-year periods ended December 31, 2018, and was above the average of its performance universe and below its Lipper index for the ten-year period ended December 31, 2018.

The Board also noted that the Fund's percentile performance ranking was in the top 35% of its performance universe for the one- and three-year periods ended December 31, 2018, was in the top 40% of its performance universe for the five-year period ended December 31, 2018, and was in the bottom 50% of its performance universe for the ten-year period ended December 31, 2018.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for AMCO's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that AMCO pays the subadvisory fees. The Trustees reviewed the profitability of AMCO's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to AMCO, the Board also considered the fact that AMCO and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to AMCO from its relationship with the Trust, including that AMCO may derive reputational and other benefits from its association with the Fund. The Trustees recognized that AMCO should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered that AMCO pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with AMCO, among others: (i) AMCO has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) AMCO maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices;
(iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO; and (v) AMCO's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by AMCO and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and

================================================================================

64   | USAA INCOME STOCK FUND

================================================================================

each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by AMCO. The Trustees also relied on the ability of AMCO to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to AMCO and that, in turn, AMCO pays subadvisory fees to the Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2018, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted AMCO's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of AMCO's focus on the Subadviser's performance. The Board also noted the Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

66  | USAA INCOME STOCK FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the "Board") of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information ("SAI").

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Director of USAA Investment Management Company (IMCO) (09/09-present); Chairman of Board of IMCO (4/13-present); President and Director of USAA Shareholder Account Services
(SAS) (10/09-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director and Vice Chairman of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Chairman of Board of ICORP (12/31-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); Chairman of Board of FAI (3/15-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

68  | USAA INCOME STOCK FUND

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as

================================================================================

70  | USAA INCOME STOCK FUND

================================================================================

an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

72  | USAA INCOME STOCK FUND

================================================================================

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

    (1) Indicates the Trustee was an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-06/30/19); Assistant Treasurer,

================================================================================

74  | USAA INCOME STOCK FUND

================================================================================

USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Director, Accounting and Finance, Victory Capital Management Inc.
(7/1/19-present); Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-06/30/19).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers, Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency, Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     111 West Houston St., Suite 1901
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Victory Capital Management Inc.'s proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

===============================================================================

       9800 Fredericksburg Road                                   --------------
       San Antonio, TX 78288                                         PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
   >>  Secure
   >>  Saves Time
   >>  Good for the Environment

Sign up today for online document delivery at usaa.com/ UDO
                                                         [LOGO OF RECYCLE PAPER]
                                                                  10%
================================================================================
23421-0919


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                   July 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Intermediate-Term Bond Fund

         FUND            INSTITUTIONAL            ADVISER              R6
        SHARES              SHARES                SHARES             SHARES
        USIBX                UIITX                 UITBX             URIBX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

". . . NOW MAY BE AN OPPORTUNE TIME FOR
INVESTORS TO ENSURE THAT THEIR PORTFOLIOS ARE WELL [PHOTO OF BROOKS ENGLEHARDT] DIVERSIFIED AND THAT THEIR OVERALL ALLOCATION IS
APPROPRIATE FOR THEIR PARTICULAR RISK APPETITE."

--------------------------------------------------------------------------------

SEPTEMBER 2019

Although the bull market in equities has continued running, it was not without a few missteps. Trade turmoil, questions surrounding global economic growth, changing monetary policy, and geopolitical disputes have all led to increased volatility. But through it all, domestic stocks, as measured by the S&P 500(R) Index, still managed an annual return of approximately 8% for the 12-month period ended July 31, 2019.

Given the sometimes dire news flow and ample cross-currents, it's no surprise that volatility returned to the market. On one hand, the U.S. economy continues to look good. The unprecedented streak of job creation has continued uninterrupted, and unemployment is bouncing along historic lows at 3.7%. The consumer remains resilient and inflation is tepid. On the flip side, however, U.S. trade policy seems to be evolving, with new tariffs threatened and implemented. The markets generally dislike this type of trade turmoil and uncertainty, and the ongoing tensions between the United States and China (and other trading partners) threaten to upend global supply chains and hinder economic growth.

It's not just the stock market that has been dealing with volatility. The bond market also has experienced volatility, due largely to the U.S. Federal Reserve's (the "Fed") famous "pivot" in late 2018. Against the backdrop of rapidly falling equities in the fourth quarter of 2018, the Fed signaled that its next policy move would be to lower--not increase--short-term interest rates. This immediately altered the yield environment.

Meanwhile, the U.S. Treasury yield curve continued to flatten and, in fact, inverted--whereby shorter-term yields became higher than longer-term

================================================================================

================================================================================

yields. Such a yield-curve inversion is a worrying sign as it sometimes, but not always, portends to a recession.

Although we are not predicting a recession, we must acknowledge that risks have increased for an economic slowdown. Given that the current run in stocks is more than a decade old, it's important for investors to keep perspective that the bull market cannot continue forever. Therefore, now may be an opportune time for investors to ensure that their portfolios are well diversified and that their overall allocation is appropriate for their particular risk appetite.

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc., ("Victory Holdings"), a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). In connection with the Transaction, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019, and Victory Capital became the investment adviser to each USAA Mutual Fund. On the following pages, you will find information relating to your USAA Investments, which is now a Victory Capital Investment Franchise. If you have any questions about your investments, we encourage you to engage your financial advisor or else contact us directly at 800-235-8396 or visit usaa.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we value the opportunity to help you meet your investment goals.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                              1

INVESTMENT OVERVIEW                                                           6

SHAREHOLDER VOTING RESULTS                                                   12

FINANCIAL INFORMATION

   Distributions to Shareholders                                             13

   Report of Independent Registered
     Public Accounting Firm                                                  14

   Portfolio of Investments                                                  15

   Notes to Portfolio of Investments                                         43

   Financial Statements                                                      49

   Notes to Financial Statements                                             53

   Financial Highlights                                                      74

EXPENSE EXAMPLE                                                              78

ADVISORY AGREEMENT(S)                                                        81

TRUSTEES' AND OFFICERS' INFORMATION                                          99

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY VICTORY CAPITAL MANAGEMENT INC. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Investments, A Victory Capital Investment Franchise

    JULIANNE BASS, CFA                          R. NEAL GRAVES, CFA, CPA
    KURT DAUM, JD                               BRIAN SMITH, CFA, CPA
    JAMES F. JACKSON Jr., CFA                   JOHN SPEAR, CFA

--------------------------------------------------------------------------------

o WHAT WERE MARKET CONDITIONS DURING THE 12-MONTH REPORTING PERIOD ENDED JULY 31, 2019?

    When the reporting period started in August 2018, investors expected the U.S. Federal Reserve (the "Fed") to continue raising short-term interest rates into 2019. This outlook changed in November 2018, as investors grew concerned about a potential trade war between the United States and China, uncertainty related to the United Kingdom's exit from the European Union, slowing global economic growth, a stronger U.S. dollar, and the possibility of a U.S. government shutdown. Interest rates on maturities of six months and longer began to trend downward, pushing bond prices higher. Investors' concerns persisted into December 2018, which also was notable for the beginning of a U.S. government shutdown that lasted 35 days. Although Fed officials raised short-term interest rates at the December policy meeting, their tone turned more dovish. In March 2019, the Fed left rates unchanged and indicated it would stop its balance sheet runoff earlier than expected. (Since October 2017, the Fed has been trimming its balance sheet by gradually decreasing the reinvestment of maturing holdings of U.S. Treasury and government-sponsored mortgage-backed securities.) These actions, along with the Fed's softer language about the U.S. economy, generally sent interest rates lower, with the market anticipating zero Fed interest rate increases in the 2019 calendar year. In June 2019, Fed policymakers indicated an interest rate cut was possible if the economic outlook weakened. The bond market responded by pricing in an interest

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    rate cut as soon as July. On July 31, 2019, the Fed cut short-term interest rates and said it would end its balance sheet reduction on August 1, 2019, two months earlier than previously announced.

    During the reporting period, U.S. Treasury yields fell along the curve, except those on one-month and three-month maturities, which ended the period higher than they began. The two-year U.S. Treasury yield decreased 80 basis points, while 10-year and 30-year U.S. Treasury yields dropped 95 and 56 basis points, respectively. (A basis point is 1/100(th) of a percentage point.) Expectations about Fed monetary policy also led to an inversion in the very short end of the curve, with the 10-year U.S. Treasury yield falling below the one-month U.S. Treasury yield. The inversion occurred as the U.S. entered its tenth year of recovery from the financial crisis, with ongoing economic growth and strong employment levels.

                          o U.S. TREASURY YIELD CURVE o

                      [CHART OF U.S. TREASURY YIELD CURVE]

                       YIELD (MID CONVENTIONAL %)               YIELD (CHANGE IN
MATURITY           7/31/18 YIELD          7/31/19 YIELD           BASIS POINTS)
1M                    1.988                   1.885                    10.2
2M                    2.042
3M                    2.062                   2.02                      4.1
6M                    2.067                   2.191                   -12.4
1Y                    1.985                   2.409                   -42.4
2Y                    1.872                   2.669                   -79.7
3Y                    1.826                   2.766                   -94
5Y                    1.827                   2.848                   -102.1
7Y                    1.913                   2.925                   -101.1
10Y                   2.014                   2.96                    -94.5
30Y                   2.525                   3.082                   -55.7

                                   [END CHART]

                         Source: Bloomberg Finance L.P.

================================================================================

2  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    With the exception of high-yield spreads, credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) ended the reporting period largely unchanged. AAA and BBB spreads widened by four and two basis points, respectively, during the reporting period. AA spreads were flat, while A spreads tightened by eight basis points. High-yield spreads widened by 35 basis points. (Spreads are generally considered an indication of risk; the wider the spread, the greater the perceived risk.)

               o BLOOMBERG BARCLAYS U.S. AGGREGATE CREDIT INDEX o

                         Average Option Adjusted Spread

            [CHART OF BLOOMBERG BARCLAYS U.S. AGGREGATE CREDIT INDEX]

                                                              AVERAGE OPTION
                                                              ADJUSTED SPREAD
 7/31/2018                                                         1.03
  8/1/2018                                                         1.03
  8/2/2018                                                         1.03
  8/3/2018                                                         1.03
  8/6/2018                                                         1.03
  8/7/2018                                                         1.02
  8/8/2018                                                         1.03
  8/9/2018                                                         1.04
 8/10/2018                                                         1.07
 8/13/2018                                                         1.07
 8/14/2018                                                         1.06
 8/15/2018                                                         1.07
 8/16/2018                                                         1.06
 8/17/2018                                                         1.06
 8/20/2018                                                         1.06
 8/21/2018                                                         1.06
 8/22/2018                                                         1.07
 8/23/2018                                                         1.07
 8/24/2018                                                         1.07
 8/27/2018                                                         1.06
 8/28/2018                                                         1.06
 8/29/2018                                                         1.06
 8/30/2018                                                         1.07
 8/31/2018                                                         1.08
  9/3/2018                                                         1.08
  9/4/2018                                                         1.08
  9/5/2018                                                         1.09
  9/6/2018                                                         1.08
  9/7/2018                                                         1.07
 9/10/2018                                                         1.07
 9/11/2018                                                         1.06
 9/12/2018                                                         1.05
 9/13/2018                                                         1.04
 9/14/2018                                                         1.03
 9/17/2018                                                         1.03
 9/18/2018                                                         1.02
 9/19/2018                                                         1.02
 9/20/2018                                                         1.01
 9/21/2018                                                            1
 9/24/2018                                                         1.01
 9/25/2018                                                         1.01
 9/26/2018                                                         1.01
 9/27/2018                                                            1
 9/28/2018                                                            1
 10/1/2018                                                            1
 10/2/2018                                                            1
 10/3/2018                                                         0.99
 10/4/2018                                                            1
 10/5/2018                                                            1
 10/9/2018                                                            1
10/10/2018                                                         1.01
10/11/2018                                                         1.02
10/12/2018                                                         1.03
10/15/2018                                                         1.03
10/16/2018                                                         1.03
10/17/2018                                                         1.04
10/18/2018                                                         1.04
10/19/2018                                                         1.05
10/22/2018                                                         1.05
10/23/2018                                                         1.07
10/24/2018                                                         1.08
10/25/2018                                                         1.09
10/26/2018                                                         1.11
10/29/2018                                                         1.11
10/30/2018                                                         1.12
10/31/2018                                                         1.12
 11/1/2018                                                         1.13
 11/2/2018                                                         1.11
 11/5/2018                                                          1.1
 11/6/2018                                                         1.09
 11/7/2018                                                         1.07
 11/8/2018                                                         1.08
 11/9/2018                                                         1.09
11/13/2018                                                         1.13
11/14/2018                                                         1.16
11/15/2018                                                         1.21
11/16/2018                                                         1.21
11/19/2018                                                         1.22
11/20/2018                                                         1.25
11/21/2018                                                         1.23
11/23/2018                                                         1.24
11/26/2018                                                         1.24
11/27/2018                                                         1.25
11/28/2018                                                         1.26
11/29/2018                                                         1.27
11/30/2018                                                         1.29
 12/3/2018                                                         1.28
 12/4/2018                                                         1.31
 12/6/2018                                                         1.36
 12/7/2018                                                         1.35
12/10/2018                                                         1.36
12/11/2018                                                         1.35
12/12/2018                                                         1.32
12/13/2018                                                         1.31
12/14/2018                                                         1.31
12/17/2018                                                         1.32
12/18/2018                                                         1.33
12/19/2018                                                         1.34
12/20/2018                                                         1.37
12/21/2018                                                         1.38
12/24/2018                                                          1.4
12/26/2018                                                          1.4
12/27/2018                                                         1.42
12/28/2018                                                         1.41
12/31/2018                                                         1.43
  1/2/2019                                                         1.44
  1/3/2019                                                         1.47
  1/4/2019                                                         1.45
  1/7/2019                                                         1.43
  1/8/2019                                                         1.41
  1/9/2019                                                         1.38
 1/10/2019                                                         1.38
 1/11/2019                                                         1.37
 1/14/2019                                                         1.37
 1/15/2019                                                         1.37
 1/16/2019                                                         1.35
 1/17/2019                                                         1.33
 1/18/2019                                                         1.29
 1/22/2019                                                         1.29
 1/23/2019                                                         1.27
 1/24/2019                                                         1.26
 1/25/2019                                                         1.24
 1/28/2019                                                         1.24
 1/29/2019                                                         1.23
 1/30/2019                                                         1.23
 1/31/2019                                                         1.21
  2/1/2019                                                         1.19
  2/4/2019                                                         1.18
  2/5/2019                                                         1.16
  2/6/2019                                                         1.17
  2/7/2019                                                         1.19
  2/8/2019                                                         1.19
 2/11/2019                                                         1.19
 2/12/2019                                                         1.18
 2/13/2019                                                         1.17
 2/14/2019                                                         1.19
 2/15/2019                                                         1.18
 2/19/2019                                                         1.18
 2/20/2019                                                         1.18
 2/21/2019                                                         1.17
 2/22/2019                                                         1.17
 2/25/2019                                                         1.16
 2/26/2019                                                         1.16
 2/27/2019                                                         1.16
 2/28/2019                                                         1.14
  3/1/2019                                                         1.13
  3/4/2019                                                         1.13
  3/5/2019                                                         1.13
  3/6/2019                                                         1.14
  3/7/2019                                                         1.15
  3/8/2019                                                         1.16
 3/11/2019                                                         1.15
 3/12/2019                                                         1.14
 3/13/2019                                                         1.14
 3/14/2019                                                         1.14
 3/15/2019                                                         1.13
 3/18/2019                                                         1.12
 3/19/2019                                                         1.12
 3/20/2019                                                         1.13
 3/21/2019                                                         1.11
 3/22/2019                                                         1.12
 3/25/2019                                                         1.12
 3/26/2019                                                         1.11
 3/27/2019                                                         1.12
 3/28/2019                                                         1.12
 3/29/2019                                                         1.13
  4/1/2019                                                         1.12
  4/2/2019                                                         1.12
  4/3/2019                                                         1.11
  4/4/2019                                                          1.1
  4/5/2019                                                         1.09
  4/8/2019                                                         1.09
  4/9/2019                                                         1.08
 4/10/2019                                                         1.08
 4/11/2019                                                         1.06
 4/12/2019                                                         1.04
 4/15/2019                                                         1.04
 4/16/2019                                                         1.03
 4/17/2019                                                         1.04
 4/18/2019                                                         1.04
 4/22/2019                                                         1.05
 4/23/2019                                                         1.04
 4/24/2019                                                         1.04
 4/25/2019                                                         1.04
 4/26/2019                                                         1.04
 4/29/2019                                                         1.04
 4/30/2019                                                         1.04
  5/1/2019                                                         1.05
  5/2/2019                                                         1.06
  5/3/2019                                                         1.06
  5/6/2019                                                         1.07
  5/7/2019                                                         1.08
  5/8/2019                                                         1.08
  5/9/2019                                                          1.1
 5/10/2019                                                          1.1
 5/13/2019                                                         1.12
 5/14/2019                                                         1.11
 5/15/2019                                                         1.12
 5/16/2019                                                         1.11
 5/17/2019                                                         1.11
 5/20/2019                                                         1.11
 5/21/2019                                                         1.11
 5/22/2019                                                         1.12
 5/23/2019                                                         1.15
 5/24/2019                                                         1.15
 5/28/2019                                                         1.16
 5/29/2019                                                         1.19
 5/30/2019                                                         1.17
 5/31/2019                                                          1.2
  6/3/2019                                                         1.22
  6/4/2019                                                         1.21
  6/5/2019                                                          1.2
  6/6/2019                                                          1.2
  6/7/2019                                                          1.2
 6/10/2019                                                         1.18
 6/11/2019                                                         1.17
 6/12/2019                                                         1.18
 6/13/2019                                                         1.19
 6/14/2019                                                         1.19
 6/17/2019                                                         1.19
 6/18/2019                                                         1.17
 6/19/2019                                                         1.16
 6/20/2019                                                         1.13
 6/21/2019                                                         1.11
 6/24/2019                                                          1.1
 6/25/2019                                                         1.11
 6/26/2019                                                          1.1
 6/27/2019                                                          1.1
 6/28/2019                                                         1.09
  7/1/2019                                                         1.07
  7/2/2019                                                         1.08
  7/3/2019                                                         1.07
  7/5/2019                                                         1.07
  7/8/2019                                                         1.07
  7/9/2019                                                         1.07
 7/10/2019                                                         1.07
 7/11/2019                                                         1.07
 7/12/2019                                                         1.06
 7/15/2019                                                         1.06
 7/16/2019                                                         1.06
 7/17/2019                                                         1.07
 7/18/2019                                                         1.07
 7/19/2019                                                         1.06
 7/22/2019                                                         1.06
 7/23/2019                                                         1.04
 7/24/2019                                                         1.03
 7/25/2019                                                         1.02
 7/26/2019                                                         1.02
 7/29/2019                                                         1.02
 7/30/2019                                                         1.03
 7/31/2019                                                         1.03

                                   [END CHART]

o HOW DID THE USAA INTERMEDIATE-TERM BOND FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. For the reporting period ended July 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares had total returns of 8.28%, 8.35%, 7.97%, and 8.65%, respectively. This compares to returns of 8.08% for the Bloomberg Barclays U.S. Aggregate

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Bond Index (the "Index") and 7.78% for the Lipper Core Plus Bond Funds Index. At the same time, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares provided a one-year dividend yield of 3.58%, 3.64%, 3.29%, and 3.82%, respectively, compared to 2.96% for the Lipper Core Plus Bond Funds Average.

    Victory Capital Management Inc. (the "Manager" or "Victory Capital") is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    The Fund produced a positive total return and outperformed the Index, as bond prices appreciated during the reporting period. Relative to the Index, the Fund was helped by its allocation to and our issue selection of corporate bonds. Specifically, overweight positions in consumer non-cyclical bonds within the healthcare, food and beverage sectors contributed positively. In addition, the Fund benefited from overweight positions in industrial sectors, such as chemicals and metals and mining, as well as banking, insurance, and real estate investment trusts. Bond selection, especially within the utilities, capital goods, banking, insurance, and transportation sectors, also added to relative returns. An underweight in U.S. Treasury securities, which generated weaker returns than the Index, bolstered relative performance, as did an overweight position in longer-maturity U.S. Treasuries. Finally, our income orientation had a modestly positive impact on results. Over time, the income generated by the Fund accounts for the majority of its long-term return. As of July 31, 2019, the Fund's SEC yield was 3.19%. This compares to an SEC yield of 3.70% on July 31, 2018.

    In keeping with our investment process, we continued to build the portfolio bond by bond. We seek ideas where our fundamental understanding of

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

4  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually, rather than on the basis of thematic trends. During the reporting period, we found a number of attractive opportunities as we continued to seek relative values across the fixed income market. We took advantage of periods of volatility to add select investments in corporate credit and commercial mortgage-backed securities.

    Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

    Thank you for allowing us to help you with your investment needs.

    Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

              o AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/19 o

-----------------------------------------------------------------------------------------------------
                                                                               SINCE        INCEPTION
                                        1 YEAR       5 YEAR     10 YEAR      INCEPTION*        DATE
-----------------------------------------------------------------------------------------------------
Fund Shares                              8.28%        3.53%      6.50%           -                  -
Institutional Shares                     8.35%        3.61%      6.61%           -                  -
Adviser Shares                           7.97%        3.27%         -         4.79%           8/01/10
R6 Shares                                8.65%           -          -         5.42%          12/01/16
Bloomberg Barclays U.S.
  Aggregate Bond Index**
  (reflects no deduction for
  fees, expenses, or taxes)              8.08%        3.04%      3.75%           -                  -
Lipper Core Plus Bond Funds
  Index*** (reflects no
  deduction for taxes)                   7.78%        3.19%      4.78%           -                  -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

***The Lipper Core Plus Bond Funds Index measures performance of funds primarily invested in domestic investment-grade debt issues (rated in the top four grades), with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market, and with dollar-weighted average maturities of five to ten years.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED JULY 31, 2019

-------------------------------------------------------------------------------------------
                    TOTAL RETURN       =       DIVIDEND RETURN        +      PRICE CHANGE
-------------------------------------------------------------------------------------------
10 YEARS                6.50%          =           4.56%              +           1.94%
5 YEARS                 3.53%          =           3.82%              +          -0.29%
1 YEAR                  8.28%          =           3.92%              +           4.36%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JULY 31, 2010-JULY 31, 2019

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                                                                      CHANGE IN
                      TOTAL RETURN          DIVIDEND RETURN          SHARE PRICE
7/31/2010                 20.30%                 6.97%                   13.33%
7/31/2011                 10.44%                 5.70%                   4.74%
7/31/2012                 7.27%                  5.29%                   1.98%
7/31/2013                 4.08%                  4.43%                  -0.35%
7/31/2014                 6.37%                  4.38%                   1.99%
7/31/2015                 0.58%                  3.91%                  -3.33%
7/31/2016                 5.55%                  4.32%                   1.23%
7/31/2017                -0.03%                  3.61%                  -0.09%
7/31/2018                -0.03%                  3.43%                  -3.46%
7/31/2019                 8.28%                  3.92%                   4.36%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                                                    BLOOMBERG
                        USAA INTERMEDIATE-              LIPPER CORE                  BARCLAYS
                            TERM BOND                    PLUS BOND                U.S. AGGREGATE
                           FUND SHARES                  FUNDS INDEX                 BOND INDEX*
 7/31/2009                 $10,000.00                   $10,000.00                  $10,000.00
 8/31/2009                  10,319.00                    10,146.69                   10,103.54
 9/30/2009                  10,657.00                    10,342.25                   10,209.68
10/31/2009                  10,850.00                    10,447.77                   10,260.09
11/30/2009                  11,004.00                    10,570.28                   10,392.92
12/31/2009                  11,043.00                    10,510.21                   10,230.47
 1/31/2010                  11,357.00                    10,699.42                   10,386.75
 2/28/2010                  11,435.00                    10,745.97                   10,425.53
 3/31/2010                  11,610.00                    10,809.03                   10,412.71
 4/30/2010                  11,833.00                    10,960.93                   10,521.11
 5/31/2010                  11,698.00                    10,947.61                   10,609.64
 6/30/2010                  11,804.00                    11,111.75                   10,776.02
 7/31/2010                  12,027.00                    11,285.21                   10,890.98
 8/31/2010                  12,233.00                    11,439.91                   11,031.12
 9/30/2010                  12,409.00                    11,521.28                   11,042.88
10/31/2010                  12,595.00                    11,602.63                   11,082.20
11/30/2010                  12,564.00                    11,514.51                   11,018.50
12/31/2010                  12,529.00                    11,449.19                   10,899.68
 1/31/2011                  12,690.00                    11,506.59                   10,912.37
 2/28/2011                  12,795.00                    11,580.82                   10,939.67
 3/31/2011                  12,855.00                    11,594.98                   10,945.71
 4/30/2011                  13,063.00                    11,770.90                   11,084.66
 5/31/2011                  13,217.00                    11,885.82                   11,229.31
 6/30/2011                  13,113.00                    11,822.02                   11,196.43
 7/31/2011                  13,281.00                    11,987.69                   11,374.10
 8/31/2011                  13,151.00                    11,993.77                   11,540.28
 9/30/2011                  13,037.00                    11,925.29                   11,624.23
10/31/2011                  13,219.00                    12,065.35                   11,636.71
11/30/2011                  13,162.00                    11,976.34                   11,626.62
12/31/2011                  13,323.00                    12,138.48                   11,754.40
 1/31/2012                  13,568.00                    12,358.29                   11,857.62
 2/29/2012                  13,689.00                    12,432.11                   11,854.89
 3/31/2012                  13,721.00                    12,406.92                   11,789.94
 4/30/2012                  13,853.00                    12,541.19                   11,920.65
 5/31/2012                  13,885.00                    12,598.91                   12,028.51
 6/30/2012                  13,957.00                    12,662.20                   12,033.22
 7/31/2012                  14,247.00                    12,882.88                   12,199.20
 8/31/2012                  14,363.00                    12,948.81                   12,207.17
 9/30/2012                  14,504.00                    13,044.18                   12,223.97
10/31/2012                  14,702.00                    13,108.61                   12,248.01
11/30/2012                  14,777.00                    13,153.65                   12,267.34
12/31/2012                  14,817.00                    13,180.78                   12,249.87
 1/31/2013                  14,868.00                    13,158.23                   12,164.20
 2/28/2013                  14,991.00                    13,224.76                   12,225.17
 3/31/2013                  15,073.00                    13,265.42                   12,234.93
 4/30/2013                  15,275.00                    13,426.24                   12,358.73
 5/31/2013                  15,111.00                    13,197.10                   12,138.23
 6/30/2013                  14,735.00                    12,892.78                   11,950.47
 7/31/2013                  14,829.00                    12,944.72                   11,966.80
 8/31/2013                  14,749.00                    12,841.85                   11,905.63
 9/30/2013                  14,826.00                    12,998.94                   12,018.34
10/31/2013                  15,019.00                    13,160.81                   12,115.51
11/30/2013                  15,033.00                    13,140.16                   12,070.15
12/31/2013                  15,010.00                    13,078.11                   12,001.94
 1/31/2014                  15,233.00                    13,259.32                   12,179.27
 2/28/2014                  15,358.00                    13,371.73                   12,244.03
 3/31/2014                  15,408.00                    13,364.97                   12,223.17
 4/30/2014                  15,560.00                    13,471.80                   12,326.32
 5/31/2014                  15,713.00                    13,631.82                   12,466.66
 6/30/2014                  15,765.00                    13,662.34                   12,473.10
 7/31/2014                  15,773.00                    13,631.24                   12,441.82
 8/31/2014                  15,901.00                    13,758.30                   12,579.17
 9/30/2014                  15,808.00                    13,667.75                   12,493.76
10/31/2014                  15,878.00                    13,780.06                   12,616.56
11/30/2014                  15,943.00                    13,854.68                   12,706.07
12/31/2014                  15,873.00                    13,813.33                   12,717.98
 1/31/2015                  16,099.00                    14,083.50                   12,984.64
 2/28/2015                  16,049.00                    14,023.55                   12,862.57
 3/31/2015                  16,085.00                    14,050.37                   12,922.28
 4/30/2015                  16,078.00                    14,027.84                   12,875.92
 5/31/2015                  16,041.00                    14,000.71                   12,844.90
 6/30/2015                  15,857.00                    13,843.95                   12,704.83
 7/31/2015                  15,867.00                    13,921.55                   12,793.16
 8/31/2015                  15,723.00                    13,835.56                   12,774.77
 9/30/2015                  15,734.00                    13,823.85                   12,861.18
10/31/2015                  15,788.00                    13,901.11                   12,863.37
11/30/2015                  15,706.00                    13,853.29                   12,829.36
12/31/2015                  15,509.00                    13,750.27                   12,787.92
 1/31/2016                  15,557.00                    13,846.87                   12,963.86
 2/29/2016                  15,610.00                    13,876.54                   13,055.84
 3/31/2016                  15,927.00                    14,102.50                   13,175.59
 4/30/2016                  16,152.00                    14,228.24                   13,226.20
 5/31/2016                  16,219.00                    14,242.06                   13,229.59
 6/30/2016                  16,522.00                    14,471.17                   13,467.30
 7/31/2016                  16,745.00                    14,626.40                   13,552.44
 8/31/2016                  16,845.00                    14,654.81                   13,536.97
 9/30/2016                  16,900.00                    14,670.99                   13,529.00
10/31/2016                  16,834.00                    14,594.87                   13,425.52
11/30/2016                  16,458.00                    14,276.02                   13,107.98
12/31/2016                  16,543.00                    14,326.88                   13,126.44
 1/31/2017                  16,668.00                    14,401.94                   13,152.21
 2/28/2017                  16,845.00                    14,518.88                   13,240.62
 3/31/2017                  16,851.00                    14,524.94                   13,233.64
 4/30/2017                  17,022.00                    14,646.86                   13,335.79
 5/31/2017                  17,202.00                    14,761.61                   13,438.40
 6/30/2017                  17,209.00                    14,765.94                   13,424.92
 7/31/2017                  17,335.00                    14,850.82                   13,482.71
 8/31/2017                  17,482.00                    14,987.69                   13,603.58
 9/30/2017                  17,437.00                    14,935.36                   13,538.83
10/31/2017                  17,499.00                    14,946.87                   13,546.66
11/30/2017                  17,450.00                    14,929.13                   13,529.26
12/31/2017                  17,518.00                    14,989.40                   13,591.36
 1/31/2018                  17,418.00                    14,871.41                   13,434.82
 2/28/2018                  17,271.00                    14,740.57                   13,307.50
 3/31/2018                  17,324.00                    14,805.95                   13,392.84
 4/30/2018                  17,224.00                    14,705.50                   13,293.22
 5/31/2018                  17,292.00                    14,771.19                   13,388.06
 6/30/2018                  17,263.00                    14,763.67                   13,371.59
 7/31/2018                  17,329.00                    14,800.26                   13,374.78
 8/31/2018                  17,454.00                    14,873.94                   13,460.85
 9/30/2018                  17,368.00                    14,807.12                   13,374.18
10/31/2018                  17,234.00                    14,691.10                   13,268.51
11/30/2018                  17,224.00                    14,730.73                   13,347.68
12/31/2018                  17,346.00                    14,913.97                   13,592.91
 1/31/2019                  17,637.00                    15,138.89                   13,737.26
 2/28/2019                  17,726.00                    15,166.72                   13,729.31
 3/31/2019                  18,075.00                    15,422.07                   13,992.93
 4/30/2019                  18,198.00                    15,466.59                   13,996.51
 5/31/2019                  18,413.00                    15,706.70                   14,244.97
 6/30/2019                  18,709.00                    15,913.41                   14,423.83
 7/31/2019                  18,765.00                    15,951.11                   14,455.58

                                   [END CHART]

                       Data from 7/31/09 through 7/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Shares to the benchmarks listed above (see page 6 for benchmark definitions)

* The Lipper Index tracks the performance of funds that invest primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. Source: Lipper, a Thomson Reuters Company.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                       o 12-MONTH DIVIDEND YIELD COMPARISON o

                   [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                              USAA INTERMEDIATE-TERM                LIPPER CORE
                                      BOND                           PLUS BOND
                                   FUND SHARES                     FUNDS AVERAGE
7/31/2010                             5.77                             3.86
7/31/2011                             5.23                             3.24
7/31/2012                             4.93                             2.85
7/31/2013                             4.46                             2.57
7/31/2014                             4.15                             2.74
7/31/2015                             4.06                             2.85
7/31/2016                             3.95                             2.76
7/31/2017                             3.53                             2.56
7/31/2018                             3.56                             2.71
7/31/2019                             3.58                             2.96

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/10 through 7/31/19.

The Lipper Core Plus Bond Funds Average is the average performance level of all investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o PORTFOLIO RATINGS MIX - 7/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        12.1%
AA                                                                          6.9%
A                                                                          23.8%
BBB                                                                        50.7%
BELOW INVESTMENT-GRADE                                                      6.0%
UNRATED                                                                     0.5%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Funds' investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Funds' securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

10  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                        o ASSET ALLOCATION** - 7/31/19 o
                                 (% of Net Assets)

                          [PIE CHART ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      49.5%
EURODOLLAR AND YANKEE OBLIGATIONS                                          20.7%
U.S. TREASURY SECURITIES                                                    6.7%
U.S. GOVERNMENT AGENCY ISSUES                                               3.7%
COMMERCIAL MORTGAGE SECURITIES                                              3.3%
MUNICIPAL OBLIGATIONS                                                       3.3%
COMMERCIAL PAPER                                                            3.2%
COLLATERALIZED LOAN OBLIGATIONS                                             2.3%
BANK LOANS                                                                  2.2%
ASSET-BACKED SECURITIES                                                     2.0%
PREFERRED STOCKS                                                            1.6%
FOREIGN GOVERNMENT OBLIGATIONS                                              0.2%
PREFERRED BONDS                                                             0.1%
COLLATERALIZED MORTGAGE OBLIGATIONS**                                       0.0%

                                   [END CHART]

*Does not include futures and short-term investments purchased with cash collateral from securities loaned.

**Represents less than 0.1%.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust ("Trust"). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"), an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby USAA Asset Management Company ("AMCO") was acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital.

                           NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
        FOR                        AGAINST                      ABSTAIN
--------------------------------------------------------------------------------
     246,442,180                 9,591,267                     6,212,198

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested person" as defined in the Investment Company Act of 1940, as amended (1940 Act) ("Interested Trustee"); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                         NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                            FOR                     VOTES WITHHELD
--------------------------------------------------------------------------------
David C. Brown                 8,299,565,565                 820,887,736
John C. Walters                8,317,935,885                 802,517,416

================================================================================

12 | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2019:

             DIVIDEND RECEIVED
            DEDUCTION (CORPORATE                    QUALIFIED INTEREST
              SHAREHOLDERS)(1)                            INCOME
            ----------------------------------------------------------
                   1.45%                               $133,716,000
            ----------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended July 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INTERMEDIATE-TERM BOND FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Intermediate-Term Bond Fund (the "Fund") (one of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the USAA Mutual Funds Trust) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 20, 2019

================================================================================

14 | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2019

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
              BONDS (94.0%)

              ASSET-BACKED SECURITIES (2.0%)

              ASSET BACKED SECURITIES (2.0%)
              ------------------------------
              AUTOMOBILE ABS (0.3%)
$     1,000   Hertz Vehicle Financing II, LP(a)                         2.65%         7/25/2022    $      998
      6,250   Hertz Vehicle Financing II, LP(a)                         4.10          3/25/2023         6,391
      4,333   Hertz Vehicle Financing II, LP(a)                         3.29         10/25/2023         4,395
        286   Tesla Auto Lease Trust(a)                                 2.75          2/20/2020           286
                                                                                                   ----------
                                                                                                       12,070
                                                                                                   ----------
              CREDIT CARD ABS (0.2%)
      7,583   Synchrony Credit Card Master Note Trust                   3.87          5/15/2026         7,790
                                                                                                   ----------
              OTHER ABS (1.3%)
      5,000   Element Rail Leasing I, LLC(a)                            3.67          4/19/2044         5,008
      1,875   ExteNet, LLC(a)                                           3.20          7/26/2049         1,873
     15,000   Hawaii Dept. of Business Economic Dev. & Tourism          3.24          1/01/2031        15,532
      5,875   NP SPE II, LLC(a)                                         4.22         10/21/2047         6,120
      5,000   Palmer Square Loan Funding Ltd.
                (3 mo. LIBOR + 2.10%)(a),(b)                            1.00(c)       8/20/2027         5,000
      2,341   Sapphire Aviation Finance I Ltd.(a)                       4.25          3/15/2040         2,389
      1,858   SCF Equipment Leasing, LLC(a)                             3.41         12/20/2023         1,872
      1,869   Trinity Rail Leasing, LP(a)                               5.90          5/14/2036         1,908
      3,904   Trinity Rail Leasing, LP(a)                               3.82          4/17/2049         4,024
      3,333   TRIP Rail Master Funding, LLC(a)                          3.74          8/15/2047         3,401
                                                                                                   ----------
                                                                                                       47,127
                                                                                                   ----------
              STUDENT LOAN ABS (0.2%)
      3,403   AccessLex Institute (3 mo. LIBOR + 0.19%)                 2.47(c)      10/25/2024         3,349
      2,044   SLM Student Loan Trust (3 mo. LIBOR + 0.22%)              2.50(c)       1/25/2041         1,879
      2,500   SLM Student Loan Trust (1 mo. LIBOR + 1.00%)              3.27(c)       4/27/2043         2,416
        735   SLM Student Loan Trust (3 mo. LIBOR + 0.55%)              2.83(c)      10/25/2065           697
                                                                                                   ----------
                                                                                                        8,341
                                                                                                   ----------
              Total Asset Backed Securities                                                            75,328
                                                                                                   ----------
              Total Asset-Backed Securities (cost: $73,839)                                            75,328
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
              BANK LOANS (2.2%)(d)

              COMMUNICATIONS (0.2%)
              ---------------------
              INTERNET (0.1%)
$     5,000   Zayo Group, LLC (1 mo. LIBOR + 2.25%)                     4.48%        1/19/2024     $    4,999
                                                                                                   ----------
              MEDIA (0.1%)
      2,406   CSC Holdings, LLC (1 mo. LIBOR + 2.25%)                   4.58         7/17/2025          2,397
        983   E.W. Scripps Co. (1 mo. LIBOR + 2.00%)                    4.23        10/02/2024            966
                                                                                                   ----------
                                                                                                        3,363
                                                                                                   ----------
              Total Communications                                                                      8,362
                                                                                                   ----------
              CONSUMER, CYCLICAL (1.1%)
              -------------------------
              ENTERTAINMENT (0.1%)
      2,993   AMC Entertainment Holdings, Inc.
                (6 mo. LIBOR + 3.00%)                                      -(e)       4/22/2026         2,995
                                                                                                   ----------
              LEISURE TIME (0.2%)
      7,000   ClubCorp Holdings, Inc. (3 mo. LIBOR + 2.75%)                -(e)       9/18/2024         6,440
                                                                                                   ----------
              RETAIL (0.8%)
      3,254   Academy, Ltd. (1 mo. LIBOR + 4.00%)                       6.40          7/01/2022         2,267
      1,689   Academy, Ltd. (1 mo. LIBOR + 4.00%)                       6.39          7/02/2022         1,177
      4,966   Bass Pro Group, LLC (1 mo. LIBOR + 5.00%)                 7.23          9/25/2024         4,691
      2,500   Burlington Coat Factory Warehouse Corp.
                (1 mo. LIBOR + 2.00%)                                   4.32         11/17/2024         2,505
     10,000   CEC Entertainment, Inc.(b)                                   -          2/14/2021         9,947
      4,000   Sally Holdings, LLC (3 mo. LIBOR + 4.50%)                 4.50          7/05/2024         3,820
      2,076   Serta Simmons Bedding, LLC (1 mo. LIBOR + 3.50%)          5.81         11/08/2023         1,415
      7,320   Serta Simmons Bedding, LLC (1 mo. LIBOR + 3.50%)          5.88         11/08/2023         4,988
                                                                                                   ----------
                                                                                                       30,810
                                                                                                   ----------
              Total Consumer, Cyclical                                                                 40,245
                                                                                                   ----------
              CONSUMER, NON-CYCLICAL (0.2%)
              -----------------------------
              FOOD (0.1%)
      4,975   Albertson's, LLC (1 mo. LIBOR + 3.00%)                    5.23         11/17/2025         4,979
                                                                                                   ----------
              PHARMACEUTICALS (0.1%)
      4,962   Endo Luxembourg Finance Co. I S.a r.l.
                (3 mo. LIBOR + 4.25%)                                   6.50          4/29/2024         4,519
                                                                                                   ----------
              Total Consumer, Non-cyclical                                                              9,498
                                                                                                   ----------

================================================================================

16  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
              ENERGY (0.2%)
              -------------
              OIL & GAS (0.1%)
$     2,000   California Resources Corp. (1 mo. LIBOR + 4.75%)          6.99%        12/31/2022  $      1,903
      1,596   Citgo Petroleum Corp. (3 mo. LIBOR + 5.00%)               7.32          3/28/2024         1,597
                                                                                                   ----------
                                                                                                        3,500
                                                                                                   ----------
              PIPELINES (0.1%)
      1,000   Blackstone CQP Holdco, LP (3 mo. LIBOR + 3.50%)           5.89          9/30/2024         1,003
      4,000   Epic Crude Services, LP (1 mo. LIBOR + 5.00%)             7.24          2/20/2026         3,929
                                                                                                   ----------
                                                                                                        4,932
                                                                                                   ----------
              Total Energy                                                                              8,432
                                                                                                   ----------
              FINANCIAL (0.1%)
              ----------------
              REAL ESTATE (0.0%)
        498   Forest City Enterprises, L.P. (1 mo. LIBOR + 4.00%)       6.23         12/07/2025           501
                                                                                                   ----------
              REITS (0.1%)
      2,000   VICI Properties 1, LLC (1 mo. LIBOR + 2.00%)              4.27         12/20/2024         1,995
                                                                                                   ----------
              Total Financial                                                                           2,496
                                                                                                   ----------
              INDUSTRIAL (0.3%)
              -----------------
              PACKAGING & CONTAINERS (0.2%)
      5,853   BWAY Holding Co. (3 mo. LIBOR + 3.25%)(b)                    -(e)       4/03/2024         5,754
      2,692   Klockner-Pentaplast of America, Inc.
                (1 mo. LIBOR + 4.25%)                                   6.48          6/30/2022         2,445
                                                                                                   ----------
                                                                                                        8,199
                                                                                                   ----------
              TRANSPORTATION (0.1%)
      3,000   XPO Logistics, Inc. (1 mo. LIBOR + 2.50%)                 4.80          2/24/2025         3,014
                                                                                                   ----------
              Total Industrial                                                                         11,213
                                                                                                    ----------
              TECHNOLOGY (0.1%)
              -----------------
              SOFTWARE (0.1%)
      4,466   Solera, LLC (1 mo. LIBOR + 2.75%)                         4.98          3/03/2023         4,449
                                                                                                   ----------
              Total Bank Loans (cost: $88,532)                                                         84,695
                                                                                                   ----------

              COLLATERALIZED LOAN OBLIGATIONS (2.3%)

              ASSET BACKED SECURITIES (2.3%)
              ------------------------------
              OTHER ABS (2.3%)
      5,000   Annisa Ltd. (3 mo. LIBOR + 1.65%)(a)                      3.93(c)       7/20/2031         4,942
      5,000   Ares Ltd. (3 mo. LIBOR + 1.85%)(a)                        4.13(c)       4/22/2031         4,999
      3,500   CIFC Funding Ltd. (3 mo. LIBOR + 1.70%)(a)                3.98(c)       4/23/2029         3,486
      5,000   CIFC Funding Ltd. (3 mo. LIBOR + 1.22%)(a)                3.50(c)       7/20/2030         4,988


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
$     4,000   Dryden Senior Loan Fund (3 mo. LIBOR + 1.75%)(a)          4.03%(c)      7/20/2029    $    4,000
      5,000   Dryden Senior Loan Fund (3 mo. LIBOR + 1.55%)(a)          3.85(c)       7/15/2030         4,897
      1,000   LCM XVIII, LP (3 mo. LIBOR + 1.02%)(a)                    3.30(c)       4/20/2031           988
      3,240   Magnetite XII Ltd. (3 mo. LIBOR + 1.60%)(a)               3.90(c)      10/15/2031         3,197
      4,000   Neuberger Berman Loan Advisers Ltd.
                (3 mo. LIBOR + 1.70%)(a)                                4.00(c)      10/19/2031         3,964
      5,000   Neuberger Berman Loan Advisers Ltd.(a)                    4.60         10/19/2031         5,040
     10,000   Oaktree EIF Ltd. (3 mo. LIBOR + 2.00%)(a)                 4.28(c)      10/20/2027        10,023
      5,000   Octagon Investment Partners 42 Ltd.
                (3 mo. LIBOR + 1.95%)(a)                                4.45(c)       4/15/2031         5,006
      5,000   Palmer Square Loan Funding Ltd.
                (3 mo. LIBOR + 2.25%)(a)                                4.77(c)       4/20/2027         4,994
      5,000   Race Point Ltd. (1 mo. LIBOR + 1.65%)(a)                  3.93(c)       7/25/2031         4,919
      2,000   Stewart Park Ltd. (1 mo. LIBOR + 1.25%)(a)                3.55(c)       1/15/2030         1,941
      2,500   TIAA I Ltd. (1 mo. LIBOR + 1.75%)(a)                      4.03(c)       7/20/2031         2,469
      2,500   TIAA I Ltd.(a)                                            4.59          7/20/2031         2,512
      5,000   TIAA IV Ltd. (1 mo. LIBOR + 1.70%)(a)                     3.98(c)       1/20/2032         4,951
      5,000   Trinitas Ltd. (3 mo. LIBOR + 2.30%)(a)                    4.58(c)       7/15/2032         5,040
      3,000   Voya Ltd. (3 mo. LIBOR + 1.60%)(a)                        3.90(c)       4/17/2030         2,973
      2,500   Voya Ltd. (3 mo. LIBOR + 1.65%)(a)                        3.95(c)      10/15/2031         2,474
                                                                                                   ----------
              Total Asset Backed Securities                                                            87,803
                                                                                                   ----------
              Total Collateralized Loan Obligations (cost: $88,225)                                    87,803
                                                                                                   ----------

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.0%)

              MORTGAGE SECURITIES (0.0%)
              --------------------------
              WHOLE LOAN COLLATERAL CMO (0.0%)
      1,637   Structured Asset Mortgage Investments Trust
                (1 mo. LIBOR + 0.50%) (cost: $1,636)                    2.80(c)       7/19/2035         1,638
                                                                                                   ----------

              COMMERCIAL MORTGAGE SECURITIES (3.3%)

              MORTGAGE SECURITIES (3.3%)
              --------------------------
              COMMERCIAL MBS (3.3%)

     10,250   BAMLL Commercial Mortgage Securities Trust(a)             3.49          4/14/2033        10,662
      1,319   Bear Stearns Commercial Mortgage Securities Trust         5.21(f)       2/11/2041         1,329
      5,000   BENCHMARK Mortgage Trust                                  3.67(f)       1/15/2051         5,359
      5,000   BENCHMARK Mortgage Trust                                  4.03          4/10/2051         5,499
      6,000   BENCHMARK Mortgage Trust(b)                               3.42          8/15/2052         6,195
      2,000   Caesars Palace Las Vegas Trust(a)                         3.83         10/15/2034         2,070
      5,125   Caesars Palace Las Vegas Trust(a)                         4.14         10/15/2034         5,329
      1,000   Caesars Palace Las Vegas Trust(a)                         4.35(f)      10/15/2034         1,041
      7,000   CFCRE Commercial Mortgage Trust(a)                        5.75(f)      12/15/2047         7,429
      1,000   Citigroup Commercial Mortgage Trust                       4.35          5/10/2036         1,031

================================================================================

18  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
$     1,098   Commercial Mortgage Trust                                 5.64%(f)      7/10/2038    $    1,105
      3,000   Commercial Mortgage Trust                                 4.29(f)       7/10/2050         3,231
      2,500   DB-JPM Mortgage Trust(a)                                  3.24          8/10/2036         2,488
      1,950   DB-UBS Mortgage Trust(a)                                  5.33(f)       8/10/2044         2,047
      3,000   GS Mortgage Securities Trust(a)                           4.95          1/10/2045         3,157
      2,250   Hudson Yards Mortgage Trust(a)                            3.56(f)       7/10/2039         2,261
        343   J.P. Morgan Chase Commercial Mortgage
                Securities Trust                                        4.99(f)       9/12/2037           346
      2,000   J.P. Morgan Chase Commercial Mortgage
                Securities Trust(a)                                     3.78(f)       6/05/2039         2,080
      4,000   J.P. Morgan Chase Commercial Mortgage
                Securities Trust(a)                                     5.60(f)      11/15/2043         4,174
      1,063   J.P. Morgan Chase Commercial Mortgage
                Securities Trust                                        6.08(f)       4/17/2045           430
      7,637   J.P. Morgan Chase Commercial Mortgage
                Securities Trust                                        3.51          5/15/2045         7,847
     20,729   J.P. Morgan Chase Commercial Mortgage
                Securities Trust(g)                                     1.77(f)      10/15/2045           911
      6,100   J.P. Morgan Chase Commercial Mortgage
                Securities Trust(a)                                     5.37(f)       8/15/2046         6,397
      2,500   KNDL Mortgage Trust (1 mo. LIBOR + 1.80%)(a)              4.13(c)       5/15/2036         2,503
     19,485   Morgan Stanley Bank of America Merrill
                Lynch Trust(a),(g)                                      1.62(f)      11/15/2045           811
      5,000   Morgan Stanley Bank of America Merrill Lynch Trust        3.74          8/15/2047         5,282
     25,353   UBS Commercial Mortgage Trust(a),(g)                      2.06(f)       5/10/2045         1,137
      4,756   UBS-Citigroup Commercial Mortgage Trust(a)                5.15          1/10/2045         4,985
      3,500   Wells Fargo Commercial Mortgage Trust(a)                  4.06(f)       8/17/2036         3,832
      3,000   Wells Fargo Commercial Mortgage Trust(a)                  5.28(f)      11/15/2043         3,084
      3,500   Wells Fargo Commercial Mortgage Trust                     3.97         12/15/2048         3,713
      5,000   Wells Fargo Commercial Mortgage Trust                     4.22(f)      12/15/2048         5,283
      2,000   Wells Fargo Commercial Mortgage Trust                     4.49(f)       9/15/2057         2,142
      6,000   WF-RBS Commercial Mortgage Trust(a)                       5.17(f)       2/15/2044         6,193
     61,806   WF-RBS Commercial Mortgage Trust(a),(g)                   1.55(f)      12/15/2045         2,630
                                                                                                   ----------
              Total Mortgage Securities                                                               124,013
                                                                                                   ----------
              Total Commercial Mortgage Securities (cost: $118,055)                                   124,013
                                                                                                   ----------

              CORPORATE OBLIGATIONS (49.5%)

              BASIC MATERIALS (1.8%)
              ----------------------
              CHEMICALS (1.3%)
      5,000   Cabot Corp.                                               4.00          7/01/2029         5,085
      7,500   CF Industries, Inc.(a)                                    4.50         12/01/2026         7,953
      5,000   Chevron Phillips Chemical Co., LLC /
                Chevron Phillips Chemical Co., LP(a)                    3.40         12/01/2026         5,150

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
$     3,500   H.B. Fuller Co.                                           4.00%         2/15/2027    $    3,258
      5,000   Huntsman International, LLC                               4.50          5/01/2029         5,142
      3,850   LYB International Finance II B.V.                         3.50          3/02/2027         3,899
      5,000   Mosaic Co.                                                4.05         11/15/2027         5,166
      2,500   Olin Corp.                                                5.63          8/01/2029         2,563
     10,000   Westlake Chemical Corp.                                   3.60          8/15/2026        10,165
                                                                                                   ----------
                                                                                                       48,381
                                                                                                   ----------
              FOREST PRODUCTS & PAPER (0.2%)
      7,500   International Paper Co.                                   3.00          2/15/2027         7,453
                                                                                                   ----------
              IRON/STEEL (0.3%)
      5,000   Allegheny Technologies, Inc.                              5.95          1/15/2021         5,128
      3,000   Allegheny Technologies, Inc.                              7.88          8/15/2023         3,233
      2,000   Carpenter Technology Corp.                                5.20          7/15/2021         2,056
      2,272   Carpenter Technology Corp.                                4.45          3/01/2023         2,327
                                                                                                   ----------
                                                                                                       12,744
                                                                                                   ----------
              MINING (0.0%)
      1,000   Alcoa Nederland Holding B.V.(a)                           6.75          9/30/2024         1,053
                                                                                                   ----------
              Total Basic Materials                                                                    69,631
                                                                                                   ----------
              COMMUNICATIONS (2.9%)
              ---------------------
              INTERNET (0.1%)
      5,000   Expedia Group, Inc.                                       3.80          2/15/2028         5,134
                                                                                                   ----------
              MEDIA (0.9%)
      5,000   CBS Corp.                                                 4.20          6/01/2029         5,302
     10,000   Charter Communications Operating, LLC /
                Charter Communications Operating Capital                4.91          7/23/2025        10,809
      5,000   Comcast Corp.                                             4.20          8/15/2034         5,568
      2,000   CSC Holdings, LLC(a)                                      5.50          4/15/2027         2,101
      4,000   Diamond Sports Group, LLC / Diamond
                Sports Finance Co.(a),(b)                               5.38          8/15/2026         4,068
      5,000   Fox Corp.(a)                                              5.48          1/25/2039         5,920
                                                                                                   ----------
                                                                                                       33,768
                                                                                                   ----------
              TELECOMMUNICATIONS (1.9%)
     10,000   AT&T, Inc.                                                4.50          5/15/2035        10,605
     10,000   AT&T, Inc.                                                4.85          3/01/2039        10,904
      3,000   Frontier Communications Corp.                             6.25          9/15/2021         1,886
      5,000   Motorola Solutions, Inc.                                  4.60          2/23/2028         5,267
      6,000   Qwest Corp.                                               6.75         12/01/2021         6,443
     10,000   Sprint Spectrum Co., LLC / Sprint Spectrum
                Co. II, LLC / Sprint Spectrum Co. III, LLC(a)           5.15          9/20/2028        10,619
      3,375   Sprint Spectrum Co., LLC/Sprint Spectrum
                Co. II, LLC/Sprint Spectrum Co. III, LLC(a)             3.36          9/20/2021         3,390

================================================================================

20  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
$     1,000   T-Mobile USA, Inc.                                        4.75%         2/01/2028    $    1,030
     20,000   Verizon Communications, Inc.                              4.50          8/10/2033        22,633
                                                                                                   ----------
                                                                                                       72,777
                                                                                                   ----------
              Total Communications                                                                    111,679
                                                                                                   ----------
              CONSUMER, CYCLICAL (3.7%)
              -------------------------
              AIRLINES (1.2%)
      5,824   American Airlines, Inc. Pass-Through Trust                4.00          1/15/2027         6,106
      1,892   American Airlines, Inc. Pass-Through Trust                3.60         10/15/2029         1,907
         51   Continental Airlines, Inc. Pass-Through Trust
                (INS - AMBAC Assurance Corp.)                           6.24          9/15/2021            51
      7,752   Continental Airlines, Inc. Pass-Through Trust             4.15          4/11/2024         8,148
      7,003   Hawaiian Airlines, Inc. Pass-Through Trust                3.90          1/15/2026         7,128
      4,708   United Airlines, Inc. Pass-Through Trust                  4.63          9/03/2022         4,807
      3,888   United Airlines, Inc. Pass-Through Trust                  4.30          8/15/2025         4,134
        261   US Airways Group, Inc. Pass-Through Trust
                (INS - MBIA Insurance Corp.)                            7.08          3/20/2021           275
      2,418   US Airways Group, Inc. Pass-Through Trust                 6.25          4/22/2023         2,630
      1,573   US Airways Group, Inc. Pass-Through Trust                 7.13          4/22/2025         1,772
      6,873   US Airways Group, Inc. Pass-Through Trust                 3.95         11/15/2025         7,167
                                                                                                   ----------
                                                                                                       44,125
                                                                                                   ----------
              AUTO MANUFACTURERS (0.2%)
      3,571   Ford Motor Credit Co., LLC                                5.58          3/18/2024         3,819
      5,000   General Motors Financial Co., Inc.                        4.35          1/17/2027         5,104
                                                                                                   ----------
                                                                                                        8,923
                                                                                                   ----------
              DISTRIBUTION/WHOLESALE (0.2%)
      6,125   Ferguson Finance plc(a)                                   4.50         10/24/2028         6,411
                                                                                                   ----------
              ENTERTAINMENT (0.1%)
      1,500   Cedar Fair, LP(a)                                         5.25          7/15/2029         1,549
      2,787   Scientific Games International, Inc.                     10.00         12/01/2022         2,910
                                                                                                   ----------
                                                                                                        4,459
                                                                                                   ----------
              HOME BUILDERS (0.2%)
      2,000   Beazer Homes USA, Inc.                                    8.75          3/15/2022         2,075
      2,000   D.R. Horton, Inc.                                         5.75          8/15/2023         2,213
      5,000   Lennar Corp.                                              4.50         11/15/2019         5,007
                                                                                                   ----------
                                                                                                        9,295
                                                                                                   ----------
              HOME FURNISHINGS (0.1%)
      4,167   Whirlpool Corp.                                           4.75          2/26/2029         4,543
                                                                                                   ----------
              HOUSEWARES (0.5%)
      7,500   Newell Brands, Inc.                                       3.85          4/01/2023         7,594
     10,000   Newell Brands, Inc.                                       4.20          4/01/2026        10,007
                                                                                                   ----------
                                                                                                       17,601
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
              LEISURE TIME (0.3%)
$    11,400   Silversea Cruise Finance Ltd.(a)                          7.25%         2/01/2025    $   12,220
                                                                                                   ----------
              RETAIL (0.9%)
      5,302   Advance Auto Parts, Inc.                                  4.50         12/01/2023         5,643
      3,000   AutoZone, Inc.                                            3.75          6/01/2027         3,143
      5,333   L Brands, Inc.                                            7.50          6/15/2029         5,353
      4,167   O'Reilly Automotive, Inc.                                 3.90          6/01/2029         4,427
      5,000   Party City Holdings, Inc.(a),(h)                          6.63          8/01/2026         4,812
      4,339   PetSmart, Inc.(a)                                         5.88          6/01/2025         4,297
      5,000   Walgreens Boots Alliance, Inc.                            3.80         11/18/2024         5,225
                                                                                                   ----------
                                                                                                       32,900
                                                                                                   ----------
              Total Consumer, Cyclical                                                                140,477
                                                                                                   ----------
              CONSUMER, NON-CYCLICAL (6.0%)
              -----------------------------
              AGRICULTURE (0.1%)
      5,000   Bunge Ltd. Finance Corp.                                  3.25          8/15/2026         4,846
                                                                                                   ----------
              BEVERAGES (0.2%)
      3,571   Keurig Dr Pepper, Inc.                                    4.60          5/25/2028         3,919
      2,333   Keurig Dr Pepper, Inc.                                    4.99          5/25/2038         2,612
                                                                                                   ----------
                                                                                                        6,531
                                                                                                   ----------
              BIOTECHNOLOGY (0.3%)
      5,000   Baxalta, Inc.                                             4.00          6/23/2025         5,305
      4,000   Celgene Corp.                                             3.90          2/20/2028         4,291
                                                                                                   ----------
                                                                                                        9,596
                                                                                                   ----------
              COMMERCIAL SERVICES (0.4%)
      5,000   Bon Secours Charity Health System, Inc.                   5.25         11/01/2025         5,249
      3,000   Boston Medical Center Corp.                               3.91          7/01/2028         3,166
      5,000   ERAC USA Finance, LLC(a)                                  3.30         10/15/2022         5,105
        833   Verisk Analytics, Inc.                                    4.13          3/15/2029           900
                                                                                                   ----------
                                                                                                       14,420
                                                                                                   ----------
              FOOD (1.1%)
      2,000   Albertson's Cos., LLC / Safeway, Inc. /
                New Albertson's, LP / Albertson's, LLC                  5.75          3/15/2025         2,044
      5,000   Flowers Foods, Inc.                                       3.50         10/01/2026         5,040
     10,000   J.M. Smucker Co.                                          4.25          3/15/2035        10,392
     11,799   Kraft Heinz Foods Co.(a)                                  4.88          2/15/2025        12,172
      1,667   Kroger Co.                                                4.50          1/15/2029         1,819
      1,042   McCormick & Co., Inc.                                     3.40          8/15/2027         1,071
      1,000   Post Holdings, Inc.(a)                                    5.50         12/15/2029         1,012
      5,000   Smithfield Foods, Inc.(a)                                 4.25          2/01/2027         5,090
      3,167   Smithfield Foods, Inc.(a)                                 5.20          4/01/2029         3,434
                                                                                                   ----------
                                                                                                       42,074
                                                                                                   ----------

================================================================================

22  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
              HEALTHCARE-PRODUCTS (0.2%)
$     6,520   Becton Dickinson & Co.                                    3.70%         6/06/2027    $    6,832
                                                                                                   ----------
              HEALTHCARE-SERVICES (1.8%)
      5,000   Baylor Scott & White Holdings(h)                          2.65         11/15/2026         4,902
      4,302   DaVita, Inc.                                              5.00          5/01/2025         4,242
     14,610   Eastern Maine Healthcare Systems(i)                       3.71          7/01/2026        14,334
      5,000   Eastern Maine Healthcare Systems                          5.02          7/01/2036         5,001
     10,000   HCA, Inc.                                                 4.50          2/15/2027        10,625
      5,000   HCA, Inc.                                                 5.13          6/15/2039         5,253
      8,000   MEDNAX, Inc.(a)                                           6.25          1/15/2027         7,933
        545   Orlando Health Obligated Group                            3.78         10/01/2028           585
      6,595   Premier Health Partners                                   2.91         11/15/2026         6,365
      4,000   SSM Health Care Corp.                                     3.82          6/01/2027         4,215
      5,000   UnitedHealth Group, Inc.                                  3.10          3/15/2026         5,157
      1,445   Vanderbilt University Medical Center                      4.17          7/01/2037         1,561
                                                                                                   ----------
                                                                                                       70,173
                                                                                                   ----------
              HOUSEHOLD PRODUCTS/WARES (0.1%)
      5,000   Avery Dennison Corp.                                      4.88         12/06/2028         5,566
                                                                                                   ----------
              PHARMACEUTICALS (1.8%)
      3,000   AbbVie, Inc.                                              4.25         11/14/2028         3,203
      1,000   Bausch Health Companies, Inc.(a)                          7.00          1/15/2028         1,037
      5,000   Cigna Corp.(a)                                            4.38         10/15/2028         5,413
     10,000   CVS Health Corp.                                          4.30          3/25/2028        10,615
      5,000   CVS Health Corp.                                          4.88          7/20/2035         5,421
      5,000   CVS Health Corp.                                          5.05          3/25/2048         5,412
      7,909   CVS Pass-Through Trust(a)                                 5.93          1/10/2034         9,051
      7,000   Elanco Animal Health, Inc.                                4.90          8/28/2028         7,791
      5,000   Mylan N.V.                                                3.75         12/15/2020         5,069
      8,000   Mylan N.V.                                                3.95          6/15/2026         8,178
      7,778   Mylan, Inc.                                               4.55          4/15/2028         8,186
                                                                                                   ----------
                                                                                                       69,376
                                                                                                   ----------
              Total Consumer, Non-cyclical                                                            229,414
                                                                                                   ----------
              ENERGY (8.0%)
              -------------
              OIL & GAS (2.2%)
      5,000   Antero Resources Corp.                                    5.13         12/01/2022         4,763
     10,000   BP Capital Markets America, Inc.                          3.02          1/16/2027        10,209
      2,000   Carrizo Oil & Gas, Inc.                                   6.25          4/15/2023         1,962
     10,000   ConocoPhillips Co.                                        4.95          3/15/2026        11,391
      1,964   Continental Resources, Inc.                               5.00          9/15/2022         1,982
      4,000   Devon Energy Corp.                                        5.85         12/15/2025         4,717
      3,000   EQT Corp.                                                 3.00         10/01/2022         2,913

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
$     5,000   Hilcorp Energy I, LP / Hilcorp Finance Co.(a)             6.25%        11/01/2028    $    4,853
      5,000   Marathon Petroleum Corp.                                  4.75          9/15/2044         5,243
        596   Motiva Enterprises, LLC(a)                                5.75          1/15/2020           604
      7,000   Murphy Oil Corp.                                          5.75          8/15/2025         7,174
     10,000   Nabors Industries, Inc.                                   4.63          9/15/2021         9,763
      5,000   Range Resources Corp.(h)                                  4.88          5/15/2025         4,218
      5,000   Southwestern Energy Co.                                   6.20          1/23/2025         4,310
        890   Transocean Guardian Ltd.(a)                               5.88          1/15/2024           910
        630   Transocean Pontus Ltd.(a)                                 6.13          8/01/2025           651
      1,500   Transocean Poseidon Ltd.(a)                               6.88          2/01/2027         1,602
      1,500   Transocean Sentry Ltd.(a)                                 5.38          5/15/2023         1,508
      5,000   Transocean, Inc.(a)                                       7.25         11/01/2025         4,703
                                                                                                   ----------
                                                                                                       83,476
                                                                                                   ----------
              PIPELINES (5.8%)
      6,000   Andeavor Logistics, LP / Tesoro Logistics
                Finance Corp.                                           4.25         12/01/2027         6,312
     10,000   Antero Midstream Partners, LP / Antero
               Midstream Finance Corp.                                  5.38          9/15/2024         9,628
      2,941   Antero Midstream Partners, LP / Antero
                Midstream Finance Corp.(a)                              5.75          3/01/2027         2,761
      4,000   Boardwalk Pipelines, LP                                   4.95         12/15/2024         4,253
     17,000   Boardwalk Pipelines, LP                                   4.45          7/15/2027        17,361
     10,000   Buckeye Partners, LP                                      4.35         10/15/2024         9,599
     10,000   Buckeye Partners, LP                                      3.95         12/01/2026         8,903
      3,000   DCP Midstream Operating, LP                               4.95          4/01/2022         3,119
      5,000   DCP Midstream Operating, LP
                (3 mo. LIBOR + 3.85%)(a)                                5.85(j)       5/21/2043         4,704
      9,306   Enable Oklahoma Intrastate Transmission, LLC(a)           6.25          3/15/2020         9,450
      5,000   Energy Transfer Operating, LP
                (3 mo. LIBOR + 3.02%)                                   5.27(c)      11/01/2066         3,772
      7,000   EnLink Midstream Partners, LP                             4.15          6/01/2025         6,922
      2,000   EnLink Midstream, LLC                                     5.38          6/01/2029         2,061
      9,000   EQM Midstream Partners, LP                                4.00          8/01/2024         8,843
      9,000   EQM Midstream Partners, LP                                4.13         12/01/2026         8,523
      5,000   EQM Midstream Partners, LP                                5.50          7/15/2028         4,948
      3,000   Florida Gas Transmission Co., LLC(a)                      5.45          7/15/2020         3,082
      2,000   Kinder Morgan Energy Partners, LP                         6.50          4/01/2020         2,051
      1,000   Kinder Morgan, Inc.                                       6.50          9/15/2020         1,043
     10,000   Midwest Connector Capital Co., LLC(a)                     4.63          4/01/2029        10,670
      7,500   MPLX, LP                                                  4.00          2/15/2025         7,816
      6,955   Northwest Pipeline, LLC                                   4.00          4/01/2027         7,265
      5,000   NuStar Logistics, LP                                      4.80          9/01/2020         5,077
      3,000   NuStar Logistics, LP                                      4.75          2/01/2022         3,053
      5,000   ONEOK Partners, LP                                        4.90          3/15/2025         5,434

================================================================================

24  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
$     4,917   ONEOK, Inc.                                               4.35%         3/15/2029    $    5,252
      5,000   Phillips 66 Partners, LP                                  3.55         10/01/2026         5,102
      5,000   Plains All American Pipeline, LP / PAA Finance Corp.      3.85         10/15/2023         5,149
     10,960   Rockies Express Pipeline, LLC(a)                          4.95          7/15/2029        11,202
     10,000   Sabal Trail Transmission, LLC(a)                          4.68          5/01/2038        10,789
      6,000   Sabine Pass Liquefaction, LLC                             5.63          2/01/2021         6,215
      5,000   Spectra Energy Partners, LP                               3.38         10/15/2026         5,122
      5,000   Tallgrass Energy Partners, LP / Tallgrass
                Energy Finance Corp.(a)                                 5.50          1/15/2028         4,961
      6,250   Western Midstream Operating, LP                           4.65          7/01/2026         6,385
      5,000   Western Midstream Operating, LP                           4.50          3/01/2028         4,923
                                                                                                   ----------
                                                                                                      221,750
                                                                                                   ----------
              Total Energy                                                                            305,226
                                                                                                   ----------
              FINANCIAL (18.7%)
              -----------------
              BANKS (6.3%)
     10,000   Associated Banc-Corp.                                     4.25          1/15/2025        10,419
     10,000   Bank of America Corp. (3 mo. LIBOR + 1.51%)               3.71(j)       4/24/2028        10,490
      5,000   BankUnited, Inc.                                          4.88         11/17/2025         5,409
      4,750   BOKF Merger Corp Number Sixteen
                (3 mo. LIBOR + 3.17%)                                   5.63(j)       6/25/2030         4,996
     10,000   Citigroup, Inc.                                           4.40          6/10/2025        10,651
     15,000   Citizens Financial Group, Inc.(a)                         4.15          9/28/2022        15,478
      5,500   Citizens Financial Group, Inc.                            3.75          7/01/2024         5,562
      2,000   Cullen/Frost Bankers, Inc.                                4.50          3/17/2027         2,077
      5,000   Discover Bank (5 Yr. Semi-Annual Swap + 1.73%)            4.68(j)       8/09/2028         5,182
     10,000   Eagle Bancorp, Inc. (3 mo. LIBOR + 3.85%)                 5.00(j)       8/01/2026        10,069
     10,000   Fifth Third Bank                                          3.85          3/15/2026        10,558
      5,000   First Financial Bancorp                                   5.13          8/25/2025         5,089
      1,000   First Maryland Capital Trust I (3 mo. LIBOR + 1.00%)      3.30(c)       1/15/2027           933
      5,000   First Midwest Bancorp, Inc.                               5.88          9/29/2026         5,394
      5,000   FirstMerit Bank, N.A.                                     4.27         11/25/2026         5,247
     10,000   Fulton Financial Corp.                                    4.50         11/15/2024        10,585
      5,000   Hilltop Holdings, Inc.                                    5.00          4/15/2025         5,119
     10,000   Huntington Bancshares, Inc.                               3.15          3/14/2021        10,103
     10,000   Huntington Bancshares, Inc.                               4.35          2/04/2023        10,445
      5,000   KeyBank, N.A.                                             3.40          5/20/2026         5,157
      5,000   KeyBank, N.A.                                             3.90          4/13/2029         5,331
        750   KeyCorp Capital II                                        6.88          3/17/2029           864
      5,000   LegacyTexas Financial Group, Inc.
                (3 mo. LIBOR + 3.89%)                                   5.50(j)      12/01/2025         4,870
      7,717   MB Financial Bank, N.A. (3 mo. LIBOR + 1.87%)             4.00(j)      12/01/2027         7,827
      5,000   MUFG Americas Holdings Corp.                              3.50          6/18/2022         5,115
     10,000   People's United Bank, N.A.                                4.00          7/15/2024        10,385

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
$    12,818   Santander Holdings USA, Inc.                              4.40%         7/13/2027    $   13,542
      5,000   Sterling National Bank (3 mo. LIBOR + 3.94%)              5.25(j)       4/01/2026         5,065
      5,000   SunTrust Capital I (3 mo. LIBOR + 0.67%)                  3.19(c)       5/15/2027         4,601
      5,000   TCF National Bank                                         4.60          2/27/2025         5,084
      4,000   TCF National Bank (3 mo. LIBOR + 2.38%)                   4.13(j)       7/02/2029         3,973
      4,225   Texas Capital Bank N.A.                                   5.25          1/31/2026         4,404
      4,643   Towne Bank (3 mo. LIBOR + 2.55%)                          4.50(j)       7/30/2027         4,685
      5,000   Webster Financial Corp.                                   4.38          2/15/2024         5,262
      5,000   Wells Fargo & Co.                                         3.00         10/23/2026         5,055
      3,500   Wintrust Financial Corp.                                  5.00          6/13/2024         3,649
                                                                                                   ----------
                                                                                                      238,675
                                                                                                   ----------
              DIVERSIFIED FINANCIAL SERVICES (1.3%)
      5,000   Air Lease Corp.                                           3.63         12/01/2027         5,056
      5,000   Aircastle Ltd.                                            4.25          6/15/2026         5,067
      5,000   Cantor Fitzgerald, LP(a)                                  4.88          5/01/2024         5,219
     10,000   Capital One Financial Corp.                               3.75          3/09/2027        10,329
      4,492   Grain Spectrum Funding II, LLC(a)                         3.29         10/10/2019         4,486
      7,000   ILFC E-Capital Trust I (Highest of 3 mo.
                LIBOR/10 Year CMT/30 Year CMT + 1.55%)(a)               4.09(c)      12/21/2065         4,976
        388   Keenan Dev. Association of Tennessee,
                LLC (INS - XL Capital Assurance)(a)                     5.02          7/15/2028           407
      5,000   Pine Street Trust I(a)                                    4.57          2/15/2029         5,163
      5,000   Synchrony Financial                                       3.95         12/01/2027         5,062
      1,583   Synchrony Financial                                       5.15          3/19/2029         1,734
                                                                                                   ----------
                                                                                                       47,499
                                                                                                   ----------
              INSURANCE (5.8%)
      5,000   Alleghany Corp.                                           5.63          9/15/2020         5,170
      5,000   Allied World Assurance Co. Holdings Ltd.                  4.35         10/29/2025         5,107
     10,000   Allstate Corp. (3 mo. LIBOR + 2.94%)                      5.75(j)       8/15/2053        10,653
      5,000   American Equity Investment Life Holding Co.               5.00          6/15/2027         5,140
      2,000   American International Group, Inc.
                (3 mo. LIBOR + 4.20%)                                   8.18(j)       5/15/2058         2,678
      2,500   Assurant, Inc.                                            4.90          3/27/2028         2,697
      1,535   Assured Guaranty U.S. Holdings, Inc.                      7.00          6/01/2034         1,901
      3,000   Athene Global Funding(a)                                  3.00          7/01/2022         3,035
      5,000   Athene Holding Ltd.                                       4.13          1/12/2028         5,045
     10,000   AXA Equitable Holdings, Inc.                              4.35          4/20/2028        10,511
     10,000   Genworth Holdings, Inc. (3 mo. LIBOR + 2.00%)             4.52(c)      11/15/2036         6,138
      2,000   Global Atlantic Financial Co.(a)                          8.63          4/15/2021         2,166
      7,000   Hanover Insurance Group, Inc.                             4.50          4/15/2026         7,462
     10,000   Hartford Financial Services Group, Inc.
                (3 mo. LIBOR + 2.13%)(a)                                4.64(c)       2/12/2047         8,639
     15,000   Kemper Corp.                                              4.35          2/15/2025        15,662

================================================================================

26  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
$    13,018   Lincoln National Corp. (3 mo. LIBOR + 2.36%)              4.88%(c)      5/17/2066    $   10,805
      5,000   Loews Corp.                                               3.75          4/01/2026         5,279
      4,000   Markel Corp.                                              3.63          3/30/2023         4,118
     12,350   Mercury General Corp.                                     4.40          3/15/2027        12,667
      5,000   MetLife, Inc.(a)                                          9.25          4/08/2038         7,083
      8,000   MetLife, Inc.                                             6.40         12/15/2066         9,255
     20,235   Nationwide Mutual Insurance Co.
                (3 mo. LIBOR + 2.29%)(a)                                4.70(c)      12/15/2024        20,137
      2,000   Ohio National Financial Services, Inc.(a)                 6.63          5/01/2031         2,283
      7,000   Old Republic International Corp.                          3.88          8/26/2026         7,236
     10,025   OneBeacon U.S. Holdings, Inc.                             4.60         11/09/2022        10,334
      5,000   Primerica, Inc.                                           4.75          7/15/2022         5,278
      3,000   Principal Financial Global Funding, LLC
                (3 mo. LIBOR + 0.52%)                                   2.86(c)       1/10/2031         2,767
     10,000   ProAssurance Corp.                                        5.30         11/15/2023        10,819
     10,000   Prudential Financial, Inc.
                (3 mo. LIBOR + 4.18%)                                   5.88(j)       9/15/2042        10,687
      5,000   RLI Corp.                                                 4.88          9/15/2023         5,332
      3,830   Torchmark Corp.                                           4.55          9/15/2028         4,182
                                                                                                   ----------
                                                                                                      220,266
                                                                                                   ----------
              INVESTMENT COMPANIES (0.4%)
      5,000   Ares Capital Corp.                                        4.20          6/10/2024         5,107
      5,000   Main Street Capital Corp.                                 4.50         12/01/2019         5,020
      5,000   Main Street Capital Corp.                                 4.50         12/01/2022         5,137
                                                                                                   ----------
                                                                                                       15,264
                                                                                                   ----------
              REITS (3.7%)
     10,000   Alexandria Real Estate Equities, Inc.                     4.70          7/01/2030        11,354
      5,000   American Tower Corp.                                      3.95          3/15/2029         5,265
     10,000   Boston Properties, LP                                     4.50         12/01/2028        11,203
      5,000   CBL & Associates, LP                                      5.25         12/01/2023         3,645
      7,500   Columbia Property Trust Operating
                Partnership, LP                                         3.65          8/15/2026         7,384
     10,000   Crown Castle International Corp.                          4.30          2/15/2029        10,838
      5,000   Equinix, Inc.                                             5.38          5/15/2027         5,396
      9,000   ERP Operating, LP                                         2.85         11/01/2026         9,121
      5,409   Highwoods Realty, LP                                      4.20          4/15/2029         5,680
      5,000   Hospitality Properties Trust                              4.95          2/15/2027         5,050
      2,000   Hospitality Properties Trust                              4.38          2/15/2030         1,915
      5,000   Hudson Pacific Properties, LP                             3.95         11/01/2027         5,133
      4,901   MPT Operating Partnership, LP / MPT
                Finance Corp.                                           5.25          8/01/2026         5,101
      2,000   Nationwide Health Properties, Inc.
                (Put Date 10/01/2027)(k)                                6.90         10/01/2037         2,533

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
$    10,000   Omega Healthcare Investors, Inc.                          4.95%         4/01/2024    $   10,590
      7,500   Physicians Realty, LP                                     4.30          3/15/2027         7,778
      2,000   Realty Income Corp.                                       5.75          1/15/2021         2,077
      6,000   Realty Income Corp.                                       3.00          1/15/2027         6,070
      4,000   Sabra Health Care, LP                                     5.13          8/15/2026         4,203
      2,000   Sabra Health Care, LP / Sabra Capital Corp.               5.38          6/01/2023         2,035
      2,000   Senior Housing Properties Trust                           6.75         12/15/2021         2,129
      4,444   SL Green Operating Partnership, LP                        3.25         10/15/2022         4,494
      2,000   Starwood Property Trust, Inc.                             5.00         12/15/2021         2,064
      5,000   Washington REIT                                           3.95         10/15/2022         5,159
      2,000   Welltower, Inc.                                           4.95          1/15/2021         2,057
      3,000   Welltower, Inc.                                           4.25          4/15/2028         3,233
                                                                                                   ----------
                                                                                                      141,507
                                                                                                   ----------
              SAVINGS & LOANS (1.2%)
     10,000   Banc of California, Inc.                                  5.25          4/15/2025        10,294
     10,000   First Niagara Financial Group, Inc.                       7.25         12/15/2021        11,036
     10,000   People's United Financial, Inc.                           3.65         12/06/2022        10,241
      5,000   Sterling Bancorp.                                         3.50          6/08/2020         4,965
     10,000   TIAA FSB Holdings, Inc.                                   5.75          7/02/2025        10,274
                                                                                                   ----------
                                                                                                       46,810
                                                                                                   ----------
              Total Financial                                                                         710,021
                                                                                                   ----------
              INDUSTRIAL (3.1%)
              -----------------
              AEROSPACE/DEFENSE (0.6%)
     10,000   Arconic, Inc.                                             5.40          4/15/2021        10,349
      5,000   Northrop Grumman Corp.                                    3.25          1/15/2028         5,150
      5,000   Spirit AeroSystems, Inc.                                  3.85          6/15/2026         5,054
                                                                                                   ----------
                                                                                                       20,553
                                                                                                   ----------
              BUILDING MATERIALS (0.4%)
      5,000   Martin Marietta Materials, Inc.                           4.25          7/02/2024         5,296
      3,534   Owens Corning                                             3.40          8/15/2026         3,480
      5,000   Vulcan Materials Co.                                      3.90          4/01/2027         5,155
                                                                                                   ----------
                                                                                                       13,931
                                                                                                   ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
      5,000   Molex Electronic Technologies, LLC(a)                     3.90          4/15/2025         5,154
                                                                                                   ----------
              ELECTRONICS (0.2%)
      5,000   Jabil, Inc.                                               3.95          1/12/2028         4,965
      2,604   Keysight Technologies, Inc.                               4.60          4/06/2027         2,792
                                                                                                   ----------
                                                                                                        7,757
                                                                                                   ----------
              ENGINEERING & CONSTRUCTION (0.1%)
      5,000   Fluor Corp.                                               4.25          9/15/2028         5,223
                                                                                                   ----------

================================================================================

28  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
              ENVIRONMENTAL CONTROL (0.0%)
$     1,000   Waste Pro USA, Inc.(a)                                    5.50%         2/15/2026    $    1,028
                                                                                                   ----------
              HAND/MACHINE TOOLS (0.3%)
      5,000   Colfax Corp.(a)                                           6.38          2/15/2026         5,353
      5,400   Kennametal, Inc.                                          4.63          6/15/2028         5,643
                                                                                                   ----------
                                                                                                       10,996
                                                                                                   ----------
              MACHINERY-DIVERSIFIED (0.3%)
      9,091   Wabtec Corp.                                              4.95          9/15/2028         9,788
                                                                                                   ----------
              METAL FABRICATION/HARDWARE (0.4%)
      5,658   Timken Co.                                                4.50         12/15/2028         5,900
     10,000   Worthington Industries, Inc.                              4.55          4/15/2026        10,413
                                                                                                   ----------
                                                                                                       16,313
                                                                                                   ----------
              MISCELLANEOUS MANUFACTURERS (0.3%)
     10,000   Pentair Finance Sarl                                      4.50          7/01/2029        10,218
                                                                                                   ----------
              PACKAGING & CONTAINERS (0.1%)
      5,000   WRKCo, Inc.                                               4.20          6/01/2032         5,256
                                                                                                   ----------
              TRANSPORTATION (0.3%)
      5,000   FedEx Corp.                                               3.90          2/01/2035         5,090
      1,000   Polar Tankers, Inc.(a)                                    5.95          5/10/2037         1,214
      5,000   Ryder System, Inc.                                        3.45         11/15/2021         5,099
                                                                                                   ----------
                                                                                                       11,403
                                                                                                   ----------
              Total Industrial                                                                        117,620
                                                                                                   ----------
              TECHNOLOGY (1.1%)
              -----------------
              COMPUTERS (0.2%)
      5,000   Dell International, LLC / EMC Corp.(a)                    5.30         10/01/2029         5,312
                                                                                                   ----------
              SEMICONDUCTORS (0.4%)
     10,000   Broadcom, Inc.(a)                                         4.75          4/15/2029        10,186
      5,000   Micron Technology, Inc.                                   5.33          2/06/2029         5,325
                                                                                                   ----------
                                                                                                       15,511
                                                                                                   ----------
              SOFTWARE (0.5%)
      6,500   Activision Blizzard, Inc.                                 3.40          9/15/2026         6,702
      3,000   CDK Global, Inc.(a)                                       5.25          5/15/2029         3,110
      5,000   Fiserv, Inc.                                              3.50          7/01/2029         5,141
      5,000   VMware, Inc.                                              3.90          8/21/2027         5,067
                                                                                                   ----------
                                                                                                       20,020
                                                                                                   ----------
              Total Technology                                                                         40,843
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
              UTILITIES (4.2%)
              ----------------
              ELECTRIC (3.3%)
$     3,000   Black Hills Corp.                                         5.88%         7/15/2020    $    3,087
      5,000   Black Hills Corp.                                         3.95          1/15/2026         5,205
     15,000   Cleco Corporate Holdings, LLC                             3.74          5/01/2026        15,221
      5,000   Cleveland Electric Illuminating Co.(a)                    4.55         11/15/2030         5,519
      2,646   Dominion Energy, Inc.                                     3.07          8/15/2024         2,674
      6,050   Dominion Energy, Inc. (3 mo. LIBOR + 2.83%)               5.15(c)       6/30/2066         5,785
      1,608   DPL, Inc.                                                 7.25         10/15/2021         1,724
      5,000   Duke Energy Corp.                                         3.40          6/15/2029         5,161
      3,500   Duquesne Light Holdings, Inc.(a)                          5.90         12/01/2021         3,722
     13,000   Duquesne Light Holdings, Inc.(a)                          3.62          8/01/2027        13,138
      5,000   Georgia Power Co.                                         3.25          4/01/2026         5,115
      3,750   ITC Holdings Corp.                                        3.35         11/15/2027         3,872
      3,000   Jersey Central Power & Light Co.(a)                       4.30          1/15/2026         3,215
      3,000   N.V. Energy, Inc.                                         6.25         11/15/2020         3,139
     12,000   PPL Capital Funding, Inc. (3 mo. LIBOR + 2.67%)           4.99(c)       3/30/2067        10,914
     10,000   Southern Co.                                              3.25          7/01/2026        10,201
      5,000   System Energy Resources, Inc.                             4.10          4/01/2023         5,234
     10,000   Vistra Operations Co., LLC(a)                             4.30          7/15/2029        10,058
      4,500   WEC Energy Group, Inc. (3 mo. LIBOR + 2.11%)              4.63(c)       5/15/2067         3,751
     10,000   Xcel Energy, Inc.                                         3.30          6/01/2025        10,330
                                                                                                   ----------
                                                                                                      127,065
                                                                                                   ----------
              GAS (0.6%)
     10,000   National Fuel Gas Co.                                     3.75          3/01/2023        10,168
      1,000   National Fuel Gas Co.                                     7.38          6/13/2025         1,172
      4,000   National Fuel Gas Co.                                     3.95          9/15/2027         3,995
      6,120   Spire, Inc.                                               3.54          2/27/2024         6,181
                                                                                                   ----------
                                                                                                       21,516
                                                                                                   ----------
              WATER (0.3%)
     10,000   Aquarion Co.(a)                                           4.00          8/15/2024        10,429
                                                                                                   ----------
              Total Utilities                                                                         159,010
                                                                                                   ----------
              Total Corporate Obligations (cost: $1,810,647)                                        1,883,921
                                                                                                   ----------

              EURODOLLAR AND YANKEE OBLIGATIONS (20.7%)

              BASIC MATERIALS (3.1%)
              ----------------------
              CHEMICALS (0.8%)
     10,000   Braskem Finance Ltd.                                      6.45          2/03/2024        11,098
      3,000   Incitec Pivot Finance, LLC(a)                             6.00         12/10/2019         3,033
      7,230   Yara International ASA(a)                                 3.80          6/06/2026         7,305
      7,773   Yara International ASA(a)                                 4.75          6/01/2028         8,372
                                                                                                   ----------
                                                                                                       29,808
                                                                                                   ----------

================================================================================

30  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
              IRON/STEEL (0.5%)
$     2,000   ArcelorMittal                                             5.50%         3/01/2021    $    2,080
      4,000   ArcelorMittal                                             6.25          2/25/2022         4,322
      5,000   Vale Overseas Ltd.                                        4.38          1/11/2022         5,162
      5,000   Vale Overseas Ltd.                                        6.25          8/10/2026         5,680
                                                                                                   ----------
                                                                                                       17,244
                                                                                                   ----------
              MINING (1.8%)
      2,500   Anglo American Capital plc(a)                             3.75          4/10/2022         2,554
      6,333   Anglo American Capital plc(a)                             4.00          9/11/2027         6,396
      5,000   First Quantum Minerals Ltd.(a)                            6.88          3/01/2026         4,721
     12,000   Fresnillo plc(a)                                          5.50         11/13/2023        12,998
     15,000   Glencore Funding, LLC(a)                                  4.00          3/27/2027        15,317
      5,000   Glencore Funding, LLC(a)                                  4.88          3/12/2029         5,301
      3,000   Kinross Gold Corp.                                        4.50          7/15/2027         3,038
      3,000   Southern Copper Corp.                                     3.88          4/23/2025         3,114
      5,000   Teck Resources Ltd.                                       3.75          2/01/2023         5,083
     10,000   Teck Resources Ltd.                                       6.13         10/01/2035        11,437
                                                                                                   ----------
                                                                                                       69,959
                                                                                                   ----------
              Total Basic Materials                                                                   117,011
                                                                                                   ----------
              COMMUNICATIONS (0.5%)
              ---------------------
              INTERNET (0.1%)
      5,000   Tencent Holdings Ltd.(a)                                  3.98          4/11/2029         5,267
                                                                                                   ----------
              MEDIA (0.1%)
      4,622   Pearson Funding Four plc(a)                               3.75          5/08/2022         4,634
                                                                                                   ----------
              TELECOMMUNICATIONS (0.3%)
     10,000   Deutsche Telekom International Finance B.V.(a)            4.38          6/21/2028        10,941
                                                                                                   ----------
              Total Communications                                                                     20,842
                                                                                                   ----------
              CONSUMER, CYCLICAL (1.5%)
              -------------------------
              AIRLINES (1.4%)
      5,000   Air Canada Pass-Through Trust(a)                          5.00          3/15/2020         5,039
      2,887   Air Canada Pass-Through Trust(a)                          5.38          5/15/2021         2,954
      7,395   Air Canada Pass-Through Trust(a)                          3.88          9/15/2024         7,444
      7,377   Air Canada Pass-Through Trust(a)                          4.13          5/15/2025         7,758
      5,132   Air Canada Pass-Through Trust(a)                          3.75         12/15/2027         5,359
     11,250   British Airways Pass-Through Trust(a)                     4.63          6/20/2024        11,851
      2,500   British Airways Pass-Through Trust(a)                     3.35          6/15/2029         2,522
      2,774   Latam Airlines Pass-Through Trust                         4.20         11/15/2027         2,787
     10,000   WestJet Airlines Ltd.(a)                                  3.50          6/16/2021        10,031
                                                                                                   ----------
                                                                                                       55,745
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
              RETAIL (0.1%)
$     3,334   Alimentation Couche-Tard, Inc.(a)                         3.55%         7/26/2027    $    3,419
                                                                                                   ----------
              Total Consumer, Cyclical                                                                 59,164
                                                                                                   ----------
              CONSUMER, NON-CYCLICAL (2.6%)
              -----------------------------
              AGRICULTURE (0.7%)
      2,000   BAT Capital Corp.                                         4.39          8/15/2037         1,932
     10,000   Imperial Brands Finance plc(a)                            4.25          7/21/2025        10,482
      5,000   Imperial Brands Finance plc(a)                            3.50          7/26/2026         4,975
      8,000   Viterra, Inc.(a)                                          5.95          8/01/2020         8,243
                                                                                                   ----------
                                                                                                       25,632
                                                                                                   ----------
              BEVERAGES (0.7%)
      5,000   Anheuser-Busch InBev Worldwide, Inc.                      4.90          1/23/2031         5,812
      6,500   Anheuser-Busch InBev Worldwide, Inc.                      4.38          4/15/2038         7,014
      5,000   Bacardi Ltd.(a)                                           2.75          7/15/2026         4,757
     10,000   Becle S.A.B de C.V.(a)                                    3.75          5/13/2025        10,128
                                                                                                   ----------
                                                                                                       27,711
                                                                                                   ----------
              COMMERCIAL SERVICES (0.2%)
      2,500   Ashtead Capital, Inc.(a)                                  4.13          8/15/2025         2,533
      2,500   Ashtead Capital, Inc.(a)                                  5.25          8/01/2026         2,619
      3,333   RELX Capital, Inc.                                        4.00          3/18/2029         3,563
                                                                                                   ----------
                                                                                                        8,715
                                                                                                   ----------
              HEALTHCARE-SERVICES (0.3%)
     10,000   Fresenius Medical Care U.S. Finance III, Inc.(a)          3.75          6/15/2029         9,934
                                                                                                   ----------
              PHARMACEUTICALS (0.7%)
      5,405   Bayer U.S. Finance II, LLC(a)                             2.85          4/15/2025         5,074
      5,000   Bayer U.S. Finance II, LLC(a)                             4.63          6/25/2038         5,059
     18,000   Teva Pharmaceutical Finance Netherlands III B.V.          3.15         10/01/2026        14,021
        500   Teva Pharmaceutical Finance Netherlands III B.V.          6.75          3/01/2028           448
      3,000   Teva Pharmaceutical Finance Netherlands III B.V.          4.10         10/01/2046         1,992
                                                                                                   ----------
                                                                                                       26,594
                                                                                                   ----------
              Total Consumer, Non-cyclical                                                             98,586
                                                                                                   ----------
              DIVERSIFIED (0.4%)
              ------------------
              HOLDING COMPANIES-DIVERSIFIED (0.4%)
      7,500   CK Hutchison International Ltd.(a)                        2.75         10/03/2026         7,397
      5,000   CK Hutchison International Ltd.(a)                        3.50          4/05/2027         5,172
      2,000   Hutchison Whampoa International Ltd.(a)                   4.63          1/13/2022         2,091
                                                                                                   ----------
              Total Diversified                                                                        14,660
                                                                                                   ----------

================================================================================

32  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
              ENERGY (1.6%)
              -------------
              OIL & GAS (1.4%)
$     2,750   Aker BP ASA(a)                                            6.00%         7/01/2022    $    2,831
      5,000   Aker BP ASA(a)                                            4.75          6/15/2024         5,151
      4,500   Canadian Natural Resources Ltd.                           3.85          6/01/2027         4,655
      5,000   Eni SpA(a)                                                4.75          9/12/2028         5,506
      2,940   Hunt Oil Co. of Peru, LLC Sucursal Del Peru(a)            6.38          6/01/2028         3,320
      1,000   Husky Energy, Inc.                                        7.25         12/15/2019         1,017
      5,000   Petroleos Mexicanos                                       4.50          1/23/2026         4,586
     10,000   Petroleos Mexicanos                                       6.50          3/13/2027         9,986
      5,000   Saudi Arabian Oil Co.(a)                                  3.50          4/16/2029         5,122
      5,000   Saudi Arabian Oil Co.(a)                                  4.38          4/16/2049         5,193
      2,000   Woodside Finance Ltd.(a)                                  4.60          5/10/2021         2,053
      4,400   Woodside Finance Ltd.(a)                                  4.50          3/04/2029         4,698
                                                                                                   ----------
                                                                                                       54,118
                                                                                                   ----------
              PIPELINES (0.2%)
      5,000   APT Pipelines Ltd.(a)                                     4.20          3/23/2025         5,248
                                                                                                   ----------
              Total Energy                                                                             59,366
                                                                                                   ----------
              FINANCIAL (8.0%)
              ----------------
              BANKS (5.7%)
     10,000   ABN AMRO Bank N.V.(a)                                     4.75          7/28/2025        10,736
     10,000   ABN AMRO Bank N.V.(a)                                     4.80          4/18/2026        10,792
     10,000   Australia & New Zealand Banking Group Ltd.(a)             4.40          5/19/2026        10,504
      3,750   Bank of Montreal (5 Yr. Semi-Annual Swap + 1.43%)         3.80(j)      12/15/2032         3,813
      2,450   Barclays Bank plc (6 mo. LIBOR + 0.25%),
                acquired 4/13/2012; cost $1,188(l)                      2.44(c)               -(m)      1,713
      6,200   Barclays plc                                              4.84          5/09/2028         6,292
     15,000   BNP Paribas S.A.(a)                                       4.38          5/12/2026        15,814
      5,000   BPCE S.A.(a)                                              4.63          9/12/2028         5,553
      8,451   Cooperatieve Rabobank U.A.                                3.95         11/09/2022         8,748
     10,000   Credit Suisse Group Funding Guernsey Ltd.                 4.55          4/17/2026        10,856
      8,000   Deutsche Bank AG                                          5.00          2/14/2022         8,257
     10,000   HSBC Bank plc (6 mo. LIBOR + 0.25%), acquired
                1/18/2045-4/03/2012; cost $2,450-$2,500(l)              2.50(c)               -(m)      6,905
     10,000   HSBC Holdings plc                                         3.90          5/25/2026        10,475
      5,900   ING Groep N.V.                                            3.95          3/29/2027         6,273
      5,000   ING Groep N.V.                                            4.55         10/02/2028         5,575
      5,000   Lloyds Banking Group plc                                  4.55          8/16/2028         5,366
      5,000   Lloyds Banking Group plc (3 mo. LIBOR + 1.21%)            3.57(j)      11/07/2028         4,961
     10,000   Nordea Bank Abp(a)                                        4.25          9/21/2022        10,405
      4,000   Royal Bank of Scotland Group plc
                (3 mo. LIBOR + 2.32%)                                   4.65(c)               -(m)      3,792

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
$    10,000   Royal Bank of Scotland Group plc                          6.13%        12/15/2022    $   10,789
      5,000   Royal Bank of Scotland Group plc
                (1 mo. LIBOR + 1.91%)                                   5.08(j)       1/27/2030         5,397
     15,000   Santander UK plc(a)                                       5.00         11/07/2023        15,816
      7,500   Societe Generale S.A.(a)                                  3.88          3/28/2024         7,761
      7,500   Standard Chartered plc (1 mo. LIBOR + 1.97%)(a)           4.87(j)       3/15/2033         7,860
      7,500   Swedbank AB(a)                                            2.65          3/10/2021         7,499
      5,000   Westpac Banking Corp.
                (5 Yr. Semi-Annual Swap + 2.24%)                        4.32(j)      11/23/2031         5,179
     10,000   Westpac Banking Corp.
                (5 Yr. Semi-Annual Swap + 2.00%)                        4.11(j)       7/24/2034        10,203
                                                                                                   ----------
                                                                                                      217,334
                                                                                                   ----------
              DIVERSIFIED FINANCIAL SERVICES (0.3%)
          3   Ahold Lease USA, Inc. Pass-Through Trust                  7.82          1/02/2020             3
      1,500   Avolon Holdings Funding Ltd.(a)                           5.25          5/15/2024         1,611
      5,000   Avolon Holdings Funding Ltd.(a)                           4.38          5/01/2026         5,167
      5,000   Brookfield Finance, Inc.                                  4.85          3/29/2029         5,488
                                                                                                   ----------
                                                                                                       12,269
                                                                                                   ----------
              INSURANCE (1.2%)
      8,000   Oil Insurance Ltd. (3 mo. LIBOR + 2.98%)(a)               5.30(c)               -(m)      7,670
     20,056   QBE Capital Funding III Ltd. (10 Yr.
                Semi-Annual Swap + 4.05%)(a)                            7.25(j)       5/24/2041        21,259
      5,000   XLIT Ltd. (3 mo. LIBOR + 2.46%)                           4.76(c)               -(m)      4,971
     10,000   XLIT Ltd.                                                 4.45          3/31/2025        10,736
                                                                                                   ----------
                                                                                                       44,636
                                                                                                   ----------
              REAL ESTATE (0.1%)
      4,167   Ontario Teachers' Cadillac Fairview
                Properties Trust(a)                                     4.13          2/01/2029         4,529
                                                                                                   ----------
              REITS (0.3%)
     10,750   WEA Finance, LLC / Westfield UK &
                Europe Finance plc(a)                                   3.75          9/17/2024        11,262
                                                                                                   ----------
              SAVINGS & LOANS (0.4%)
      2,850   Nationwide Building Society
                (3 mo. LIBOR + 1.39%)(a)                                4.36(j)       8/01/2024         2,963
     10,000   Nationwide Building Society(a)                            4.00          9/14/2026        10,006
                                                                                                   ----------
                                                                                                       12,969
                                                                                                   ----------
              Total Financial                                                                         302,999
                                                                                                   ----------

================================================================================

34  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
              INDUSTRIAL (1.8%)
              -----------------
              AEROSPACE/DEFENSE (0.3%)
$    10,000   BAE Systems Holdings, Inc.(a)                             3.85%        12/15/2025    $   10,389
                                                                                                   ----------
              BUILDING MATERIALS (0.1%)
      1,154   Boral Finance Proprietary Ltd.(a)                         3.75          5/01/2028         1,166
      3,000   CRH America, Inc.                                         5.75          1/15/2021         3,129
                                                                                                   ----------
                                                                                                        4,295
                                                                                                   ----------
              ELECTRONICS (0.0%)
      1,200   Tyco Electronics Group S.A.                               3.13          8/15/2027         1,206
                                                                                                   ----------
              ENGINEERING & CONSTRUCTION (0.6%)
     10,000   Heathrow Funding Ltd.(a)                                  4.88          7/15/2021        10,364
     10,000   Sydney Airport Finance Co. Proprietary Ltd.(a)            3.90          3/22/2023        10,407
      2,000   Sydney Airport Finance Co. Proprietary Ltd.(a)            3.63          4/28/2026         2,054
                                                                                                   ----------
                                                                                                       22,825
                                                                                                   ----------
              MACHINERY-DIVERSIFIED (0.1%)
      5,000   CNH Industrial N.V.                                       3.85         11/15/2027         5,065
                                                                                                   ----------
              PACKAGING & CONTAINERS (0.5%)
      5,000   Amcor Finance USA, Inc.(a)                                3.63          4/28/2026         5,065
      1,000   Ardagh Packaging Finance plc / Ardagh
                Holdings USA, Inc.(a)                                   4.25          9/15/2022         1,015
      5,500   Brambles USA, Inc.(a)                                     4.13         10/23/2025         5,755
      7,500   CCL Industries, Inc.(a)                                   3.25         10/01/2026         7,409
                                                                                                   ----------
                                                                                                       19,244
                                                                                                   ----------
              TRANSPORTATION (0.1%)
      4,261   Pacific National Finance Proprietary Ltd.(a)              4.63          9/23/2020         4,338
                                                                                                   ----------
              TRUCKING & LEASING (0.1%)
      2,898   DAE Funding, LLC(a)                                       4.50          8/01/2022         2,951
                                                                                                   ----------
              Total Industrial                                                                         70,313
                                                                                                   ----------
              UTILITIES (1.2%)
              ----------------
              ELECTRIC (1.2%)
      5,000   Comision Federal de Electricidad(a)                       4.75          2/23/2027         5,156
      6,000   EDP Finance B.V.(a)                                       4.13          1/15/2020         6,031
     10,000   Electricite de France S.A.
                (10 Yr. Semi-Annual Swap + 3.71%)(a)                    5.25(j)               -(m)     10,230
      5,000   Emera U.S. Finance, LP                                    3.55          6/15/2026         5,151
      5,000   Enel Finance International N.V.(a)                        3.63          5/25/2027         5,050
      6,192   Fortis, Inc.                                              3.06         10/04/2026         6,200
      5,000   Infraestructura Energetica Nova S.A.B. de C.V.(a)         3.75          1/14/2028         4,700

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
$     3,500   Transelec S.A.(a)                                         3.88%         1/12/2029    $    3,559
                                                                                                   ----------
              Total Utilities                                                                          46,077
                                                                                                   ----------
              Total Eurodollar and Yankee Obligations (cost: $757,743)                                789,018
                                                                                                   ----------

              FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
      5,000   Italy Government International Bond (cost: $5,930)        5.38          6/15/2033         5,566
                                                                                                   ----------

              MUNICIPAL OBLIGATIONS (3.3%)

              CALIFORNIA (0.3%)
      3,000   Long Beach Unified School District                        5.91          8/01/2025         3,440
      3,000   Los Alamitos Unified School District                      6.19          2/01/2026         3,671
      5,000   San Jose Redev. Agency Successor Agency                   3.23          8/01/2027         5,245
                                                                                                   ----------
                                                                                                       12,356
                                                                                                   ----------
              COLORADO (0.0%)
      1,000   State Board of Governors Univ. Enterprise System          4.90          3/01/2021         1,039
                                                                                                   ----------
              CONNECTICUT (0.2%)
      1,250   City of New Haven                                         4.43          8/01/2028         1,383
      2,200   State                                                     3.69          9/15/2024         2,323
      3,000   State Dev. Auth.                                          5.50          4/01/2021         3,194
                                                                                                   ----------
                                                                                                        6,900
                                                                                                   ----------
              FLORIDA (0.3%)
      3,300   Miami-Dade County Transit System                          4.59          7/01/2021         3,438
      4,000   Palm Beach County School District                         5.40          8/01/2025         4,627
      2,500   Tohopekaliga Water Auth. (PRE)                            5.25         10/01/2036         2,719
                                                                                                   ----------
                                                                                                       10,784
                                                                                                   ----------
              ILLINOIS (0.1%)
      2,470   Chicago Midway International Airport                      5.00          1/01/2025         2,827
      1,500   Finance Auth.                                             5.45          8/01/2038         1,648
                                                                                                   ----------
                                                                                                        4,475
                                                                                                   ----------
              MARYLAND (0.4%)
      3,000   Baltimore Board of School Commissioners                   5.69         12/15/2025         3,546
      2,295   EDC                                                       4.05          6/01/2027         2,386
      2,390   EDC                                                       4.15          6/01/2028         2,495
      2,490   EDC                                                       4.25          6/01/2029         2,609
      1,330   EDC                                                       4.35          6/01/2030         1,401
      1,385   EDC                                                       4.40          6/01/2031         1,462
                                                                                                   ----------
                                                                                                       13,899
                                                                                                   ----------
              MASSACHUSETTS (0.0%)
        750   Dev. Finance Agency                                       4.00          6/01/2024           765
                                                                                                   ----------

================================================================================

36  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
              NEW JERSEY (0.6%)
$     2,525   City of Atlantic                                          4.23%         9/01/2025    $    2,683
      2,410   City of Atlantic                                          4.29          9/01/2026         2,562
     10,000   EDA                                                       4.45          6/15/2020        10,148
      2,500   EDA                                                       5.71          6/15/2030         2,927
      3,000   Transportation Trust Fund Auth.                           5.75         12/15/2028         3,449
                                                                                                   ----------
                                                                                                       21,769
                                                                                                   ----------
              NEW YORK (0.6%)
      5,000   City of New York                                          6.27         12/01/2037         6,831
      5,000   MTA                                                       6.73         11/15/2030         6,502
      2,500   New York City Transitional Finance Auth.                  5.00          2/01/2035         2,636
      3,500   State Mortgage Agency                                     4.20         10/01/2027         3,591
      1,825   Town of Oyster Bay                                        3.80          2/01/2020         1,831
      1,500   Town of Oyster Bay                                        3.95          2/01/2021         1,521
                                                                                                   ----------
                                                                                                       22,912
                                                                                                   ----------
              NORTH CAROLINA (0.1%)
      3,000   City of Kannapolis                                        7.28          3/01/2027         3,080
                                                                                                   ----------
              OHIO (0.1%)
      3,000   Miami University                                          6.67          9/01/2028         3,763
                                                                                                   ----------
              OKLAHOMA (0.2%)
      7,951   Dev. Finance Auth.                                        5.45          8/15/2028         8,992
                                                                                                   ----------
              PENNSYLVANIA (0.0%)
      1,000   Economic Dev. Finance Auth.                               3.20         11/15/2027         1,031
                                                                                                   ----------
              TEXAS (0.4%)
      3,430   City of Austin CCD                                        6.76          8/01/2030         4,451
      4,350   Ector County Hospital District                            6.80          9/15/2025         4,436
      1,480   Gainesville Hospital District                             4.56          8/15/2021         1,511
      4,100   Harris County                                             4.45         11/15/2031         4,217
                                                                                                   ----------
                                                                                                       14,615
                                                                                                   ----------
              Total Municipal Obligations (cost: $114,393)                                            126,380
                                                                                                   ----------

              PREFERRED BONDS (0.1%)

              FINANCIAL (0.1%)
              ----------------
              INSURANCE (0.1%)
      3,000   Catlin Insurance Co. Ltd.
                (3 mo. LIBOR + 2.98%)(a) (cost: $3,000)                 5.28(c)               -(m)      2,994
                                                                                                   ----------

              U.S. GOVERNMENT AGENCY ISSUES (3.7%)(n)

              COMMERCIAL MBS (3.5%)
    107,209   Fannie Mae(+)(g)                                          0.53(f)       4/25/2022           981

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
$     3,500   Fannie Mae(+)                                             2.79%(f)      2/25/2027    $    3,594
      2,500   Fannie Mae(+)                                             2.96(f)       2/25/2027         2,584
      3,553   Fannie Mae(+)                                             3.04(f)       3/25/2028         3,722
     64,866   Freddie Mac(+)(g)                                         0.83(f)      10/25/2022         1,405
     66,786   Freddie Mac(+)(g)                                         1.25(f)       8/25/2022         2,165
     37,123   Freddie Mac(+)(g)                                         1.30(f)      12/25/2021           882
     20,215   Freddie Mac(+)(g)                                         1.61(f)       3/25/2022           678
     20,000   Freddie Mac(+)                                            2.65          8/25/2026        20,395
     15,000   Freddie Mac(+)                                            2.67          3/25/2026        15,317
     12,000   Freddie Mac(+)                                            2.85          3/25/2026        12,355
      2,922   Freddie Mac(+)                                            3.30(f)      11/25/2027         3,109
     10,000   Freddie Mac(+)                                            3.37          7/25/2025        10,513
      5,000   Freddie Mac(+)                                            3.41         12/25/2026         5,348
      3,000   Freddie Mac(+)                                            3.42          2/25/2029         3,231
      5,000   Freddie Mac(+)                                            3.43(f)       1/25/2027         5,349
        891   Freddie Mac(+)                                            3.46         11/25/2032           963
      9,857   Freddie Mac(+)                                            3.51          3/25/2029        10,689
      3,171   Freddie Mac(+)                                            3.56          1/25/2029         3,448
      3,000   Freddie Mac(+)                                            3.65(f)       2/25/2028         3,267
      5,000   Freddie Mac(+)                                            3.69          1/25/2029         5,487
     10,000   Freddie Mac(+)                                            3.77         12/25/2028        11,031
      4,800   Freddie Mac(+)                                            3.79          1/25/2034         5,342
      3,000   FREMF Mortgage Trust(a)                                   3.49(f)      11/25/2023         3,064
                                                                                                   ----------
                                                                                                      134,919
                                                                                                   ----------
              FGLMC COLLATERAL (0.0%)
         39   Freddie Mac(+)                                            5.00          9/01/2020            39
         56   Freddie Mac(+)                                            5.50          4/01/2036            63
                                                                                                   ----------
                                                                                                          102
                                                                                                   ----------
              FNMA COLLATERAL (0.2%)
      5,923   Fannie Mae(+)                                             2.50          7/01/2027         5,964
                                                                                                   ----------
              Total U.S. Government Agency Issues (cost: $135,447)                                    140,985
                                                                                                   ----------
              U.S. TREASURY SECURITIES (6.7%)

              BONDS (4.0%)
      5,050   U.S. Treasury Bond                                        2.25          8/15/2046         4,765
     50,000   U.S. Treasury Bond(o),(p)                                 2.50          2/15/2045        49,766
     20,000   U.S. Treasury Bond                                        2.75          8/15/2042        20,984
      5,000   U.S. Treasury Bond                                        2.75         11/15/2042         5,237
     50,000   U.S. Treasury Bond(o),(p)                                 3.38         11/15/2048        58,859
     10,000   U.S. Treasury Bond                                        3.50          2/15/2039        11,855
                                                                                                   ----------
                                                                                                      151,466
                                                                                                   ----------

================================================================================

38  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE           MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
              NOTES (2.7%)
$    47,900   U.S. Treasury Note(q)                                     2.38%         5/15/2027    $   49,359
     10,000   U.S. Treasury Note                                        2.75          2/15/2028        10,600
     10,000   U.S. Treasury Note                                        2.88         11/15/2046        10,689
     30,000   U.S. Treasury Note                                        3.13         11/15/2028        32,808
                                                                                                   ----------
                                                                                                      103,456
                                                                                                   ----------
              Total U.S. Treasury Securities (cost: $245,278)                                         254,922
                                                                                                   ----------
              Total Bonds (cost: $3,442,725)                                                        3,577,263
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (1.6%)

              PREFERRED STOCKS (1.6%)

              COMMUNICATIONS (0.3%)
              ---------------------
              TELECOMMUNICATIONS (0.3%)
      7,000   Centaur Funding Corp., 9.08%(a)                                                           7,385
    200,000   Qwest Corp., 6.50%                                                                        4,928
                                                                                                   ----------
              Total Communications                                                                     12,313
                                                                                                   ----------
              CONSUMER, NON-CYCLICAL (0.7%)
              -----------------------------
              AGRICULTURE (0.3%)
    400,000   CHS, Inc., 7.10%, (3 mo. LIBOR + 4.30%)(c),(m)                                           10,812
                                                                                                   ----------
              FOOD (0.4%)
    150,000   Dairy Farmers of America, Inc., cumulative
                redeemable, 7.88%(a),(m)                                                               15,000
                                                                                                   ----------
              Total Consumer, Non-cyclical                                                             25,812
                                                                                                   ----------
              FINANCIAL (0.6%)
              ----------------
              BANKS (0.2%)
     87,500   Citigroup Capital XIII, 8.64%, (3 mo. LIBOR + 6.37%)(c)                                   2,380
     50,000   HSBC Holdings plc, 6.20% (m)                                                              1,314
      5,000   U.S. Bancorp, 3.50%, (3 mo. LIBOR + 1.02%)(c),(m)                                         4,125
                                                                                                   ----------
                                                                                                        7,819
                                                                                                   ----------
              INSURANCE (0.2%)
      2,000   American Overseas Group Ltd., non-cumulative, 5.82%,
                (3 mo. LIBOR + 3.56%)(c),(i),(r),(s)                                                      500
    369,987   Delphi Financial Group, Inc., cumulative
                 redeemable, 5.71%, (3 mo. LIBOR + 3.19%)(c)                                            8,232
                                                                                                   ----------
                                                                                                        8,732
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              REITS (0.2%)
     100,000  Equity Residential Properties Trust, 8.29%, Series K,
                depositary shares, cumulative redeemable(m)                                        $    6,475
                                                                                                   ----------
              Total Financial                                                                          23,026
                                                                                                   ----------
              GOVERNMENT (0.0%)
              -----------------
              SOVEREIGN (0.0%)
       2,000  CoBank ACB, 3.52%, (3 mo. LIBOR + 1.18%)(a),(c),(m)                                       1,330
                                                                                                   ----------
              Total Preferred Stocks (cost: $62,431)                                                   62,481
                                                                                                   ----------
              Total Equity Securities (cost: $62,431)                                                  62,481
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                 COUPON
(000)                                                                   RATE          MATURITY
-------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (3.2%)

              COMMERCIAL PAPER (3.2%)
$    15,000   AutoZone, Inc.                                            2.46%        8/02/2019         14,999
      8,933   Canadian Natural Resources Ltd.                           2.46         8/06/2019          8,930
      5,767   Canadian Natural Resources Ltd.                           2.46         8/14/2019          5,762
      5,000   CenterPoint Energy, Inc.                                  2.53         8/02/2019          5,000
      8,510   CenterPoint Energy, Inc.(a)                               2.48         8/14/2019          8,502
     15,000   CSLB Holdings, Inc.(a)                                    2.50         8/12/2019         14,988
     10,000   Duke Energy Corp.                                         2.46         8/02/2019          9,999
      7,400   Fortive Corp.                                             2.57         8/07/2019          7,397
     12,000   Glencore Funding, LLC                                     2.55         8/05/2019         11,997
      6,720   Hyundai Capital America                                   2.47         8/06/2019          6,718
      5,000   Nutrien Ltd.                                              2.44         8/07/2019          4,998
     15,000   Ryder System, Inc.                                        2.42         8/09/2019         14,992
      8,575   Spire, Inc.                                               2.45         8/16/2019          8,566
                                                                                                   ----------
              Total Commercial Paper (cost: $122,848)                                                 122,848
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
     46,073   State Street Institutional Treasury Money Market Fund
                Premier Class, 2.09%(t) (cost: $46)                                                        46
                                                                                                   ----------
              Total Money Market Instruments (cost: $122,894)                                         122,894
                                                                                                   ----------

================================================================================

40  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (0.1%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.1%)
  1,779,565   HSBC U.S. Government Money Market Fund Class I, 2.26%(t)                             $    1,780
                                                                                                   ----------
              Total Short-Term Investment Purchased with Cash Collateral from
                Securities Loaned (cost: $1,780)                                                        1,780
                                                                                                   ----------

              TOTAL INVESTMENTS (COST: $3,629,830)                                                 $3,764,418
                                                                                                   ==========

-------------------------------------------------------------------------------------------------------------
                                                                                                   UNREALIZED
                                                              NOTIONAL                          APPRECIATION/
NUMBER OF                                  EXPIRATION          AMOUNT           CONTRACT       (DEPRECIATION)
CONTRACTS     DESCRIPTION                     DATE             (000)           VALUE (000)              (000)
-------------------------------------------------------------------------------------------------------------
              FUTURES (1.4%)

              LONG FUTURES

              INTEREST RATE CONTRACTS
        180   U.S. Treasury Bond           9/19/2019        USD 27,062          $28,007                $  945
        200   U.S. Treasury Note           9/19/2019        USD 25,044           25,484                   440
                                                                                -------                ------

              TOTAL LONG FUTURES                                                $53,491                $1,385
                                                                                -------                ------

              TOTAL FUTURES                                                     $53,491                $1,385
                                                                                =======                ======

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                 VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
Assets                                         LEVEL 1            LEVEL 2            LEVEL 3            TOTAL
-------------------------------------------------------------------------------------------------------------
Bonds:
  Asset-Backed Securities                     $      -         $   75,328               $  -       $   75,328
  Bank Loans                                         -             84,695                  -           84,695
  Collateralized Loan Obligations                    -             87,803                  -           87,803
  Collateralized Mortgage Obligations                -              1,638                  -            1,638
  Commercial Mortgage Securities                     -            124,013                  -          124,013
  Corporate Obligations                              -          1,883,921                  -        1,883,921
  Eurodollar and Yankee Obligations                  -            789,018                  -          789,018
  Foreign Government Obligations                     -              5,566                  -            5,566
  Municipal Obligations                              -            126,380                  -          126,380
  Preferred Bonds                                    -              2,994                  -            2,994
  U.S. Government Agency Issues                      -            140,985                  -          140,985
  U.S. Treasury Securities                     254,922                  -                  -          254,922

Equity Securities:
  Preferred Stocks                               1,314             60,667                500           62,481

Money Market Instruments:
  Commercial Paper                                   -            122,848                  -          122,848
  Government & U.S. Treasury Money
    Market Funds                                    46                  -                  -               46
Short-Term Investment Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury Money
    Market Funds                                 1,780                  -                  -            1,780

Futures(1)                                       1,385                  -                  -            1,385
-------------------------------------------------------------------------------------------------------------
Total                                         $259,447         $3,505,856               $500       $3,765,803
-------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At July 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

42  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 24.7% of net assets at July 31, 2019.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  43

================================================================================

    principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing. Rate represents an annualized yield at time of purchase or coupon rate, if applicable.

================================================================================

44  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD       Community College District
    CMT       Constant Maturity Treasury
    EDA       Economic Development Authority
    EDC       Economic Development Corp.
    LIBOR     London Interbank Offered Rate
    MTA       Metropolitan Transportation Authority
    PRE       Pre-refunded to a date prior to maturity
    REITS     Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by Victory Capital under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  45

================================================================================

    (b) Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

    (c) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2019.

    (d) Bank loans (loans) - are not registered under the Securities Act of 1933. The loans contain certain restrictions on resale and cannot be sold publicly. The stated interest rates represent the all in interest rate of all contracts within the loan facilities. The interest rates are adjusted periodically, and the rates disclosed represent the current rate at July 31, 2019. The weighted average life of the loans are likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loans are deemed liquid by Victory Capital, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (e) The bank loan will settle after July 31, 2019, at which time the interest rate will be determined.

    (f) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (g) Security is interest only. Interest-only commercial mortgage-backed securities (CMBS IOs) represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    (h) The security, or a portion thereof, was out on loan as of July 31, 2019.

================================================================================

46  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    (i) Security deemed illiquid by Victory Capital, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (j) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

    (k) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (l) Restricted security that is not registered under the Securities Act of 1933. The aggregate market value of these securities at July 31, 2019, was $8,618,000, which represented 0.2% of the Fund's net assets.

    (m) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (n) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  47

================================================================================

        obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (o) The security, or a portion thereof, is segregated to cover the value of open futures contracts at July 31, 2019.

    (p) At July 31, 2019, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (q) Securities with a value of $2,061,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (r) Security was fair valued at July 31, 2019, by Victory Capital in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $500,000, which represented less than 0.1% of the Fund's net assets.

    (s) Security was classified as Level 3.

    (t) Rate represents the money market fund annualized seven-day yield at July 31, 2019.

See accompanying notes to financial statements.

================================================================================

48  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
       securities on loan of $1,695) (cost of $3,629,830)                                     $3,764,418
   Receivables:
       Capital shares sold                                                                         1,467
       Victory Capital (Note 8)                                                                        4
       Interest                                                                                   36,180
       Securities sold                                                                            39,065
       Other                                                                                          17
       Variation margin on futures contracts                                                       1,386
                                                                                              ----------
          Total assets                                                                         3,842,537
                                                                                              ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                             1,780
      Securities purchased                                                                        29,994
      Capital shares redeemed                                                                      2,662
      Bank overdraft                                                                                 152
      Payable to broker                                                                            1,137
      Dividends on capital shares                                                                    392
   Accrued administration and servicing fees                                                         405
   Accrued management fees                                                                           976
   Accrued transfer agent's fees                                                                     322
   Other accrued expenses and payables                                                               169
                                                                                              ----------
          Total liabilities                                                                       37,989
                                                                                              ----------
             Net assets applicable to capital shares outstanding                              $3,804,548
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $3,661,830
   Distributable earnings                                                                        142,718
                                                                                              ----------
             Net assets applicable to capital shares outstanding                              $3,804,548
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,949,989/180,889 capital shares
         outstanding, no par value)                                                           $    10.78
                                                                                              ==========
      Institutional Shares (net assets of $1,798,154/166,783 capital shares
         outstanding, no par value)                                                           $    10.78
                                                                                              ==========
      Adviser Shares (net assets of $50,892/4,726 capital shares
         outstanding, no par value)                                                           $    10.77
                                                                                              ==========
      R6 Shares (net assets of $5,513/511 capital shares
         outstanding, no par value)                                                           $    10.79
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  49

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                            $  4,105
   Interest                                                              158,904
   Securities lending (net)                                                  266
                                                                        --------
      Total income                                                       163,275
                                                                        --------
EXPENSES
   Management fees                                                        13,176
   Administration and servicing fees:
      Fund Shares                                                          2,817
      Institutional Shares                                                 1,822
      Adviser Shares                                                          73
      R6 Shares                                                                2
   Transfer agent's fees:
      Fund Shares                                                          2,084
      Institutional Shares                                                 1,822
      Adviser Shares                                                          54
      R6 Shares                                                                1
   Distribution and service fees (Note 8):
      Adviser Shares                                                         121
   Custody and accounting fees:
      Fund Shares                                                            260
      Institutional Shares                                                   252
      Adviser Shares                                                           7
      R6 Shares                                                                1
   Postage:
      Fund Shares                                                             83
      Institutional Shares                                                    51
      Adviser Shares                                                           2
   Shareholder reporting fees:
      Fund Shares                                                             54
      Institutional Shares                                                    10
      Adviser Shares                                                           1
   Trustees' fees                                                             37
   Registration fees:
      Fund Shares                                                             63
      Institutional Shares                                                   131

================================================================================

50  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

      Adviser Shares                                                    $     17
      R6 Shares                                                               16
   Professional fees                                                         106
   Other                                                                      50
                                                                        --------
           Total expenses                                                 23,113
                                                                        --------
   Expenses reimbursed:
      R6 Shares                                                              (18)
                                                                        --------
           Net expenses                                                   23,095
                                                                        --------
NET INVESTMENT INCOME                                                    140,180
                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated transactions                                            6,562
      Affiliated transactions (Note 5)                                    (1,637)
      Foreign currency transactions                                            3
      Futures transactions                                                 4,558
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                        148,176
      Foreign currency translations                                           (1)
      Futures contracts                                                    2,271
                                                                        --------
           Net realized and unrealized gain                              159,932
                                                                        --------
      Increase in net assets resulting from operations                  $300,112
                                                                        --------

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  51

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------

                                                                         2019                       2018
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                           $  140,180                 $  141,526
   Net realized gain on investments                                     4,925                      3,787
   Net realized gain (loss) on foreign currency transactions                3                         (9)
   Net realized gain on futures transactions                            4,558                        480
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                     148,176                   (146,689)
      Foreign currency translations                                        (1)                         -
      Futures contracts                                                 2,271                       (886)
                                                                   -------------------------------------
      Increase (decrease) in net assets resulting from
          operations                                                  300,112                     (1,791)
                                                                   -------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                        (69,671)                   (68,358)
   Institutional Shares                                               (68,783)                   (70,776)
   Adviser Shares                                                      (1,653)                    (1,944)
   R6 Shares                                                             (205)                      (190)
                                                                   -------------------------------------
      Distributions to shareholders                                  (140,312)                  (141,268)
                                                                   -------------------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 7)
   Fund Shares                                                        (38,027)                    29,056
   Institutional Shares                                              (243,763)                   (14,756)
   Adviser Shares                                                      (4,370)                   (18,998)
   R6 Shares                                                              288                         17
                                                                   -------------------------------------
      Total net decrease in net assets from
          capital share transactions                                 (285,872)                    (4,681)
                                                                   -------------------------------------
   Net decrease in net assets                                        (126,072)                  (147,740)

NET ASSETS
   Beginning of year                                                3,930,620                  4,078,360
                                                                   -------------------------------------
   End of year                                                     $3,804,548                 $3,930,620
                                                                   =====================================

See accompanying notes to financial statements.

================================================================================

52  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Intermediate-Term Bond Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek maximum current income without undue risk to principal.

The Fund consists of four classes of shares: Intermediate-Term Bond Fund Shares (Fund Shares), Intermediate-Term Bond Fund Institutional Shares (Institutional Shares), Intermediate-Term Bond Fund Adviser Shares (Adviser Shares), and Intermediate-Term Bond Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by an affiliate fund participating in a fund-of-funds investment strategy (affiliated funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services
(SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc., a global investment management firm headquartered in Cleveland, Ohio (the Transaction) on July 1, 2019. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Pricing and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

================================================================================

54  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated bid or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

        Effective July 1, 2019, the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S. listed equities and the average of the bid and asked prices is used for foreign listed equities. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale on the prior trading date.

================================================================================

56  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    8.  Options are valued by a pricing service at the bid and ask price.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at July 31, 2019, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the

================================================================================

58  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2019* (IN THOUSANDS)

                                                       ASSET DERIVATIVES
    ----------------------------------------------------------------------------------------------------
                               STATEMENT OF
    DERIVATIVES NOT            ASSETS AND                                           FOREIGN
    ACCOUNTED FOR AS           LIABILITIES        INTEREST RATE     EQUITY          EXCHANGE
    HEDGING INSTRUMENTS        LOCATION           CONTRACTS         CONTRACTS       CONTRACTS       TOTAL
    -----------------------------------------------------------------------------------------------------
    USAA                       Distributable        $1,385 **          $-              $-          $1,385
     Intermediate-Term          earnings
     Bond Fund

    * For open derivative instruments as of July 31, 2019, see the Portfolio of Investments which also is indicative of activity for the year ended July 31, 2019.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE THE YEAR ENDED JULY 31, 2019 (IN THOUSANDS)

                                                       NET REALIZED GAIN (LOSS)
    ----------------------------------------------------------------------------------------------------
    DERIVATIVES NOT            STATEMENT OF                                         FOREIGN
    ACCOUNTED FOR AS           OPERATIONS         INTEREST RATE     EQUITY          EXCHANGE
    HEDGING INSTRUMENTS        LOCATION           CONTRACTS         CONTRACTS       CONTRACTS      TOTAL
    ----------------------------------------------------------------------------------------------------
    USAA                       Net realized         $4,558             $-              $-         $4,558
     Intermediate-Term          gain on
     Bond Fund                  Futures
                                transactions

                                      NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    ----------------------------------------------------------------------------------------------------
    DERIVATIVES NOT            STATEMENT OF                                         FOREIGN
    ACCOUNTED FOR AS           OPERATIONS         INTEREST RATE     EQUITY          EXCHANGE
    HEDGING INSTRUMENTS        LOCATION           CONTRACTS         CONTRACTS       CONTRACTS      TOTAL
    ----------------------------------------------------------------------------------------------------
    USAA                       Change in net        $2,271             $-              $-         $2,271
     Intermediate-Term          unrealized
     Bond Fund                  appreciation/
                                (depreciation)
                                of Futures

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

================================================================================

60  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility, with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15%. Each fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

For the period July 1, 2019 to July 31, 2019, the Fund paid Citibank facility fees of 1,000, which represents 2.7% of the total fees paid to Citibank by the funds of the Trusts. The Fund had no borrowings under this agreement during the period July 1, 2019 to July 31, 2019. Effective July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation (CAPCO) terminated. For the period from August 1, 2018 to June 30, 2019, the Fund paid CAPCO facility fees of $31,000, which represents 4.6% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the period from August 1, 2018 to June 30, 2019.

================================================================================

62  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(3) INTERFUND LENDING

Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the U.S. Securities and Exchange Commission (SEC) in March 2017 (the Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each fund to directly lend and borrow money to or from certain other affiliated funds relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. For the period July 1, 2019 to July 31, 2019, the Fund did not lend.

(4) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2019, and 2018, was as follows:

                                                    2019                2018
                                               ---------------------------------
Ordinary income*                               $140,312,000         $141,268,000

As of July 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $  8,381,000
Unrealized appreciation of investments                               135,074,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on hybrid interest

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

accrual, futures contracts mark to market, passive foreign investment company and perpetual bond adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At July 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                           NET
                                              GROSS                GROSS               UNREALIZED
                                            UNREALIZED           UNREALIZED           APPRECIATION/
FUND                      TAX COST         APPRECIATION         DEPRECIATION         (DEPRECIATION)
---------------------------------------------------------------------------------------------------
USAA Intermediate-
  Term Bond Fund       $3,629,395,000      $162,771,000        $(27,748,000)          $135,023,000

(5) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2019, were $1,279,624,000 and $1,654,535,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended July 31, 2019 were as follows:

PURCHASES                     SALES                     NET REALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
    $-                     $21,393,000                        $(1,637,000)

(6) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as

================================================================================

64  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At July 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
      ON LOAN                   NON-CASH COLLATERAL              CASH COLLATERAL
--------------------------------------------------------------------------------
    $1,695,000                           $-                         $1,780,000

(7) CAPITAL SHARE TRANSACTIONS

At July 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated fund-of-funds as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                 YEAR ENDED                         YEAR ENDED
                                               JULY 31, 2019                      JULY 31, 2018
    -------------------------------------------------------------------------------------------------
                                           SHARES           AMOUNT           SHARES           AMOUNT
                                          -----------------------------------------------------------
    FUND SHARES:
    Shares sold                            32,829         $ 341,437          39,876         $ 420,769
    Shares issued from
      reinvested dividends                  6,420            66,889           6,209            65,347
    Shares redeemed                       (43,105)         (446,353)        (43,469)         (457,060)
                                          -----------------------------------------------------------
    Net increase (decrease) from
      capital share transactions           (3,856)        $ (38,027)          2,616         $  29,056
                                          ===========================================================
    INSTITUTIONAL SHARES:
    Shares sold                            45,934         $ 482,475          36,762         $ 386,878
    Shares issued from
      reinvested dividends                  6,291            65,556           6,331            66,622
    Shares redeemed                       (75,621)         (791,794)        (44,416)         (468,256)
                                          -----------------------------------------------------------
    Net decrease from capital
      share transactions                  (23,396)        $(243,763)         (1,323)        $ (14,756)
                                          ===========================================================
    ADVISER SHARES:
    Shares sold                               644         $   6,834             389         $   4,113
    Shares issued from
      reinvested dividends                    156             1,624             180             1,894
    Shares redeemed                        (1,242)          (12,828)         (2,359)          (25,005)
                                          -----------------------------------------------------------
    Net decrease from capital
      share transactions                     (442)        $  (4,370)         (1,790)        $ (18,998)
                                          ===========================================================
    R6 SHARES:
    Shares sold                                31         $     316               3         $      32
    Shares issued from
      reinvested dividends                      -*                -*              -*                -*
    Shares redeemed                            (3)              (28)             (1)              (15)
                                          -----------------------------------------------------------
    Net increase from capital
      share transactions                       28         $     288               2         $      17
                                          ===========================================================

    *Represents less than 500 shares or $500.

================================================================================

66  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(8) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2019, the Fund had no subadviser(s).

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee, accrued daily and paid monthly, is computed as a percentage of the Fund's average daily net assets at annualized rates of 0.50% of the first $50 million of average daily net assets, 0.40% of that portion of average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of average daily net assets over $100 million. For the year ended July 31, 2019, the Fund's effective annualized base fee was 0.30% of the Fund's average daily net assets for the same period.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Core Plus Bond Funds Index. The Lipper Core Plus Bond Funds Index tracks the total return performance of funds within the Lipper Core Plus Bond Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                                         ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                                      (IN BASIS POINTS)(1)
--------------------------------------------------------------------------------
+/- 20 to 50                                              +/- 4
+/- 51 to 100                                             +/- 5
+/- 101 and greater                                       +/- 6

     (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Index over that period, even if the class had overall negative returns during the performance period.

Under the investment advisory agreement with the Manager that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

For the period from August 1, 2018 to June 30, 2019, the Fund incurred management fees, paid or payable to AMCO, of $12,200,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $842,000, $892,000, $27,000, and $2,000, respectively.
For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares the performance adjustments were 0.05%, 0.05%, 0.06%, and 0.03%, respectively. For the period July 1, 2019 to July 31, 2019, the Fund incurred management fees, paid or payable to Victory Capital of $976,000, which included no performance adjustments.

================================================================================

68  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

ADMINISTRATION AND SERVICING FEES - Effective July 1, 2019, Victory Capital is obligated on a continuous basis to provide administrative services to the Fund. The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares and Adviser Shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. For the period from August 1, 2018 to June 30, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to AMCO of $2,570,000, $1,670,000, $67,000, and $2,000, respectively. For the period July 1, 2019 to July 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to Victory Capital of $247,000, $152,000, $6,000, and less than $500, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

Effective July 1, 2019, these services are covered under a Compliance Services Agreement between the Trust and Victory Capital. For the period from August 1, 2018 to June 30, 2019, the Fund reimbursed AMCO $12,000 for these compliance and legal services. For the period July 1, 2019 to July 31, 2019, the Fund's portion of fees paid to Victory Capital under the Compliance Service Agreement was $2,000. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - Effective July 1, 2019, the Manager has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.59% of the Fund Shares, 0.52% of the Institutional Shares, 0.87% of the Adviser Shares, and 0.39% of the R6 Shares, through at least June 30, 2021. The Manager is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This waiver agreement may only be terminated by the Fund's Board of Trustees. Prior to July 1, 2019, AMCO agreed to limit the total annual operating expenses of the R6 Shares 0.39% of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Shares for all expenses in excess of those amounts. For the period from August 1, 2018 to June 30, 2019, the R6 Shares incurred reimbursable expenses from AMCO of $14,000. For the period July 1, 2019 to July 31, 2019, the R6 Shares incurred reimbursable expenses of $4,000, all of which was receivable from the Manager.

TRANSFER AGENT'S FEES - Victory Capital Transfer Agency, Inc. (VCTA), (formerly, USAA Shareholder Account Services (SAS)) provides transfer agency services to the Fund. VCTA, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average daily net assets, plus out-of-pocket expenses. For the year ended July 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to VCTA, of $2,084,000, $1,822,000, $54,000 and $1,000, respectively.

DISTRIBUTION AND SERVICE (12b-1) fees - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the Manager for exclusive distribution of the Fund's shares on a continuing best effort basis. Prior to July 1, 2019, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. Prior to July 1, 2019, IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee

================================================================================

70  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.
For the period from August 1, 2018 to June 30, 2019, the Adviser Shares incurred distribution and service (12b-1) fees, of $111,000. For the period July 1, 2019 to July 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees, of $10,000.

UNDERWRITING SERVICES - Effective July 1, 2019, the Trust has an agreement with VCA, an affiliate of the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best effort basis. This agreement provides that VCA receive no fee or other compensation for such distribution services, but may receive 12b-1 fees with respect to Adviser Shares. Prior to July 1, 2019, IMCO provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(9) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other affiliated Funds in which the affiliated fund-of-funds invest. The fund-of-funds do not invest in the underlying affiliated funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of July 31, 2019, the fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                               OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                              0.8
Target Retirement 2020                                                0.0*
Target Retirement 2030                                                0.0*
Target Retirement 2040                                                0.0*
Target Retirement 2050                                                0.0*
Target Retirement 2060                                                0.0*

* Represents less than 0.1%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

Effective July 1, 2019, Victory Capital replaced AMCO as the Fund's investment adviser and began managing the Fund. Prior to July 1, 2019, AMCO was indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager has determined there is no significant impact on the Fund's financial statements and various filings.

(11) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for

================================================================================

72  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 is effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard will have no significant impact on the financial statements and reporting disclosures of the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED JULY 31,
                                 --------------------------------------------------------------------------
                                       2019            2018            2017            2016            2015
                                 --------------------------------------------------------------------------
Net asset value at
  beginning of period            $    10.33      $    10.70      $    10.71      $    10.58      $    10.96
                                 --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .38             .37             .38             .42             .43
  Net realized and
    unrealized gain (loss)              .46            (.37)           (.01)            .14            (.36)
                                 --------------------------------------------------------------------------
Total from investment
  operations                            .84               -             .37             .56             .07
                                 --------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.39)           (.37)           (.38)           (.42)           (.43)
  Realized capital gains                  -               -               -            (.01)           (.02)
                                 --------------------------------------------------------------------------
Total distributions                    (.39)           (.37)           (.38)           (.43)           (.45)
                                 --------------------------------------------------------------------------
Net asset value at
  end of period                  $    10.78      $    10.33      $    10.70      $    10.71      $    10.58
                                 ==========================================================================
Total return (%)*                      8.28            (.03)           3.52            5.55             .58
Net assets at end
  of period (000)                $1,949,989      $1,907,941      $1,949,102      $1,812,716      $2,079,610
Ratios to average
  daily net assets:**
  Expenses (%)(a)                       .64(b)          .63             .63             .62             .68
  Expenses, excluding
    reimbursements (%)                  .64 (a)         .63             .63             .62             .68
  Net investment income (%)            3.71            3.50            3.57            4.08            3.96
Portfolio turnover (%)                   35              15              13              18              13

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $1,877,739,000.
(a) Does not include acquired fund fees, if any.
(b) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Fund Shares to 0.59% of the Fund Shares' average daily net assets.

================================================================================

74  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED JULY 31,
                                 --------------------------------------------------------------------------
                                       2019            2018            2017            2016            2015
                                 --------------------------------------------------------------------------
Net asset value at
  beginning of period            $    10.33      $    10.70      $    10.72      $    10.58      $    10.96
                                 --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .39             .38             .39             .43             .44
  Net realized and
    unrealized gain (loss)              .45            (.37)           (.02)            .15            (.36)
                                 --------------------------------------------------------------------------
Total from investment
  operations                            .84             .01             .37             .58             .08
                                 --------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.39)           (.38)           (.39)           (.43)           (.44)
  Realized capital gains                  -               -               -            (.01)           (.02)
                                 --------------------------------------------------------------------------
Total distributions                    (.39)           (.38)           (.39)           (.44)           (.46)
                                 --------------------------------------------------------------------------
Net asset value at
  end of period                  $    10.78      $    10.33      $     10.70 $        10.72      $    10.58
                                 ==========================================================================
Total return (%)*                      8.35             .04            3.51            5.72             .68
Net assets at end
  of period (000)                $1,798,154      $1,964,377      $2,049,723      $1,771,357      $1,280,804
Ratios to average
  daily net assets:**
  Expenses (%)(a)                       .58(b)          .56             .56             .54             .58
  Expenses, excluding
    reimbursements (%)(a)               .58             .56             .56             .54             .58
  Net investment income (%)            3.77            3.57            3.64            4.13            4.07
Portfolio turnover (%)                   35              15              13              18              13

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $1,822,406,000.
(a) Does not include acquired fund fees, if any.
(b) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.52% of the Institutional Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  75

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                      YEAR ENDED JULY 31,
                              ---------------------------------------------------------------
                                 2019          2018          2017          2016          2015
                              ---------------------------------------------------------------
Net asset value at
  beginning of period         $ 10.32       $ 10.69       $ 10.70       $ 10.58      $  10.95
                              ---------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .35           .34           .35           .40           .41
  Net realized and
    unrealized gain (loss)        .45          (.37)         (.01)          .13          (.35)
                              ---------------------------------------------------------------
Total from investment
  operations                      .80          (.03)          .34           .53           .06
                              ---------------------------------------------------------------
Less distributions from:
  Net investment income          (.35)         (.34)         (.35)         (.40)         (.41)
  Realized capital gains            -             -             -          (.01)         (.02)
                              ---------------------------------------------------------------
Total distributions              (.35)         (.34)         (.35)         (.41)         (.43)
                              ---------------------------------------------------------------
Net asset value at
  end of period               $ 10.77       $ 10.32       $ 10.69       $ 10.70      $  10.58
                              ===============================================================
Total return (%)*                7.97          (.31)         3.28          5.19           .46
Net assets at end
  of period (000)             $50,892       $53,308       $74,377       $98,835      $118,753
Ratios to average
  daily net assets:**
  Expenses (%)(a)
  Expenses, excluding
    reimbursements (%)(a)         .93           .90           .87           .86           .89
  Net investment income (%)      3.42          3.22          3.44          3.85          3.74
Portfolio turnover (%)             35            15            13            18            13

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were $48,386,000.
(a) Does not include acquired fund fees, if any.
(b) Prior to December 1, 2014, AMCO had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.95% of the Adviser Shares' average daily net assets.
(c) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.87% of the Adviser Shares' average daily net assets.

================================================================================

76  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

R6 SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                       PERIOD ENDED
                                                        YEAR ENDED JULY 31,              JULY 31,
                                                  -------------------------------------------------
                                                    2019                2018                2017***
                                                  -------------------------------------------------
Net asset value at beginning of period            $10.33              $10.71              $10.38
                                                  ----------------------------------------------
Income (loss) from investment operations:
  Net investment income                              .41                 .39                 .26
  Net realized and unrealized gain (loss).           .46                (.38)                .33
                                                  ----------------------------------------------
Total from investment operations                     .87                 .01                 .59
                                                  ----------------------------------------------
Less distributions from:
  Net investment income                             (.41)               (.39)               (.26)
                                                  ----------------------------------------------
  Net asset value at end of period                $10.79              $10.33              $10.71
                                                  ==============================================
Total return (%)*                                   8.66                 .12                5.79
  Net assets at end of period (000)               $5,513              $4,994              $5,158
Ratios to average daily net assets:**
  Expenses (%)(a)                                    .39(c)              .39                 .39(b)
  Expenses, excluding reimbursements (%)(a)          .74                 .80                1.07(b)
  Net investment income (%)                         3.96                3.74                3.78(b)
Portfolio turnover (%)                                35                  15                  13

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were $5,168,000. *** R6 Shares commenced operations on December 1, 2016.
(a) Does not include acquired fund fees, if any.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the R6 Shares to 0.39% of the R6 Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  77

================================================================================

EXPENSE EXAMPLE

July 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2019, through July 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

================================================================================

78  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                             BEGINNING               ENDING              DURING PERIOD*
                                           ACCOUNT VALUE          ACCOUNT VALUE         FEBRUARY 1, 2019 -
                                          FEBRUARY 1, 2019        JULY 31, 2019           JULY 31, 2019
                                          ----------------------------------------------------------------
FUND SHARES
Actual                                       $1,000.00             $1,064.00**                $3.22**

Hypothetical
 (5% return before expenses)                  1,000.00              1,021.67**                 3.16**

INSTITUTIONAL SHARES
Actual                                        1,000.00              1,064.30**                 2.97**

Hypothetical
 (5% return before expenses)                  1,000.00              1,021.92**                 2.91**

ADVISER SHARES
Actual                                        1,000.00              1,062.60**                 4.60**

Hypothetical
 (5% return before expenses)                  1,000.00              1,020.33**                 4.51**

R6 SHARES
Actual                                        1,000.00              1,065.20                   2.00

Hypothetical
 (5% return before expenses)                  1,000.00              1,022.86                   1.96

*Expenses are equal to the annualized expense ratio of 0.63% for Fund Shares, 0.58% for Institutional Shares, 0.90% for Adviser Shares, and 0.39% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days for Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 6.40% for Fund Shares, 6.43% for Institutional Shares, 6.26% for Adviser Shares, and 6.52% for R6 Shares, for the six-month period of February 1, 2019, through July 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  79

================================================================================

**The Fund's annualized expense ratio of 0.63% for Fund shares, 0.58% for Institutional Shares and 0.90% for Adviser Shares above reflects a change effective July 1, 2019, to implement the Manager's expense limitation of 0.59% of the Fund shares' average annual net assets, 0.52% for the Institutional Shares' average annual net assets and 0.87% for the Adviser Shares' average annual net assets. Had the expense limitation of 0.59% for the Fund Shares, 0.52% for the Institutional Shares and 0.87% for the Adviser Shares, which is net of expenses paid indirectly, been in effect for the entire six-month period of February 1, 2019, through July 31, 2019, the values in the table above would be as shown below

                                                                                        EXPENSES PAID
                                           BEGINNING                ENDING              DURING PERIOD
                                         ACCOUNT VALUE           ACCOUNT VALUE        FEBRUARY 1, 2019 -
                                        FEBRUARY 1, 2019         JULY 31, 2019          JULY 31, 2019
                                        ----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00               $1,064.00               $3.02

Hypothetical
 (5% return before expenses)                1,000.00                1,021.87                2.96

INSTITUTIONAL SHARES
Actual                                      1,000.00                1,064.30                2.66

Hypothetical
 (5% return before expenses)                1,000.00                1,022.22                2.61

ADVISER SHARES
Actual                                      1,000.00                1,062.60                4.45

Hypothetical
 (5% return before expenses)                1,000.00                1,020.48                4.36

================================================================================

80  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with

================================================================================

                                                     ADVISORY AGREEMENT(S) |  81

================================================================================

Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in

================================================================================

82  | USAA Intermediate-Term Bond Fund

================================================================================

response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at

================================================================================

                                                     ADVISORY AGREEMENT(S) |  83

================================================================================

       least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

84  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  85

================================================================================

       enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services

================================================================================

86  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  87

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored

================================================================================

88  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected

================================================================================

                                                     ADVISORY AGREEMENT(S) |  89

================================================================================

in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory

================================================================================

90  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUSt - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  91

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

================================================================================

92  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND AMCO)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the (i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019.

At an in-person meeting of the Board of Trustees (the "Board") held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Advisory Agreement between the Trust and AMCO with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and AMCO, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding AMCO's revenues and costs of providing services to the Fund and compensation paid to affiliates of AMCO; and (iii) information about AMCO's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Effective July 1, 2019, upon the closing of the transaction whereby AMCO acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and AMCO and the Sub-advisory Agreement with the Subadviser terminated and the new investment advisory agreement between the Trust and Victory Capital went into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are discussed above. Effective June 30, 2019, the Subadviser no longer manages any portion of the Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  93

================================================================================

with experienced counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by AMCO. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and AMCO's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to AMCO is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by AMCO under the Advisory Agreement, the Board reviewed information provided by AMCO relating to its operations and personnel. The Board also took into account its knowledge of AMCO's management and the quality of the performance of AMCO's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to AMCO and the services provided to the Fund by AMCO under the Advisory Agreement, as well as other services provided by AMCO and its affiliates under other agreements, and the personnel who

================================================================================

94  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

provide these services. In addition to the investment advisory services provided to the Fund, AMCO and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by AMCO in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered AMCO's management style and the performance of AMCO's duties under the Advisory Agreement. The Board considered the level and depth of experience of AMCO, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including AMCO's process for monitoring "best execution," also was considered. AMCO's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered AMCO's risk management processes. The Board considered AMCO's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of AMCO and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by AMCO and its affiliates, including AMCO's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of AMCO's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  95

================================================================================

Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by AMCO and its affiliates, including the high quality of services received by the Fund from AMCO. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board took into account management's discussion of the Fund's expenses. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-year period ended December 31, 2018, and was above the average of its performance universe and its Lipper index for the three-, five-, and ten-year periods ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2018, was in the top 10% of its performance universe for the three-year period ended December 31, 2018, was in the top 25% of its performance universe for

================================================================================

96  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

the five-year period ended December 31, 2018, and was in the top 5% of its performance universe for the ten-year period ended December 31, 2018. The Board took into account management's discussion of the Fund's performance, including the impact of market conditions on the Fund's recent performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for AMCO's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of AMCO's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to AMCO, the Board also considered the fact that AMCO and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to AMCO from its relationship with the Trust, including that AMCO may derive reputational and other benefits from its association with the Fund. The Trustees recognized that AMCO should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board noted that the Fund has advisory fee breakpoints at specified asset levels, which allows the Fund to participate in any economies of scale. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with AMCO, among others: (i) AMCO has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) AMCO maintains

================================================================================

                                                     ADVISORY AGREEMENT(S) |  97

================================================================================

an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO; and (v) AMCO and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by AMCO and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

98  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the "Board") of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information ("SAI").

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  99

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Director of USAA Investment Management Company (IMCO) (09/09-present); Chairman of Board of IMCO (4/13-present); President and Director of USAA Shareholder Account Services
(SAS) (10/09-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director and Vice Chairman of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Chairman of Board of ICORP (12/31-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); Chairman of Board of FAI (3/15-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

100  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  101

================================================================================

Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as

================================================================================

102  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  103

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

104  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

  (1) Indicates the Trustee was an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2)  Member of Executive Committee.
  (3)  Member of Audit and Compliance Committee.
  (4)  Member of Product Management and Distribution Committee.
  (5)  Member of Corporate Governance Committee.
  (6)  Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
  (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
  (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  105

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

JAMES K. DE VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-06/30/19); Assistant Treasurer,

================================================================================

106  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Director, Accounting and Finance, Victory Capital Management Inc.
(7/1/19-present); Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-06/30/19).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

Amy Campos
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17).

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  107

================================================================================

TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers, Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency, Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     111 West Houston St., Suite 1901
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Victory Capital Management Inc.'s proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

===============================================================================

       9800 Fredericksburg Road                                   --------------
       San Antonio, TX 78288                                         PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
   >>  Secure
   >>  Saves Time
   >>  Good for the Environment

Sign up today for online document delivery at usaa.com/UDO

                                                         [LOGO OF RECYCLE PAPER]
                                                                  10%
================================================================================
40050-0919


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                   July 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Money Market Fund

         FUND
        SHARES
        USAXX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

". . . NOW MAY BE AN OPPORTUNE TIME FOR
INVESTORS TO ENSURE THAT THEIR PORTFOLIOS ARE WELL [PHOTO OF BROOKS ENGLEHARDT] DIVERSIFIED AND THAT THEIR OVERALL ALLOCATION IS
APPROPRIATE FOR THEIR PARTICULAR RISK APPETITE."

--------------------------------------------------------------------------------

SEPTEMBER 2019

Although the bull market in equities has continued running, it was not without a few missteps. Trade turmoil, questions surrounding global economic growth, changing monetary policy, and geopolitical disputes have all led to increased volatility. But through it all, domestic stocks, as measured by the S&P 500(R) Index, still managed an annual return of approximately 8% for the 12-month period ended July 31, 2019.

Given the sometimes dire news flow and ample cross-currents, it's no surprise that volatility returned to the market. On one hand, the U.S. economy continues to look good. The unprecedented streak of job creation has continued uninterrupted, and unemployment is bouncing along historic lows at 3.7%. The consumer remains resilient and inflation is tepid. On the flip side, however, U.S. trade policy seems to be evolving, with new tariffs threatened and implemented. The markets generally dislike this type of trade turmoil and uncertainty, and the ongoing tensions between the United States and China (and other trading partners) threaten to upend global supply chains and hinder economic growth.

It's not just the stock market that has been dealing with volatility. The bond market also has experienced volatility, due largely to the U.S. Federal Reserve's (the "Fed") famous "pivot" in late 2018. Against the backdrop of rapidly falling equities in the fourth quarter of 2018, the Fed signaled that its next policy move would be to lower--not increase--short-term interest rates. This immediately altered the yield environment.

Meanwhile, the U.S. Treasury yield curve continued to flatten and, in fact, inverted--whereby shorter-term yields became higher than longer-term

================================================================================

================================================================================

yields. Such a yield-curve inversion is a worrying sign as it sometimes, but not always, portends to a recession.

Although we are not predicting a recession, we must acknowledge that risks have increased for an economic slowdown. Given that the current run in stocks is more than a decade old, it's important for investors to keep perspective that the bull market cannot continue forever. Therefore, now may be an opportune time for investors to ensure that their portfolios are well diversified and that their overall allocation is appropriate for their particular risk appetite.

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc., ("Victory Holdings"), a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). In connection with the Transaction, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019, and Victory Capital became the investment adviser to each USAA Mutual Fund. On the following pages, you will find information relating to your USAA Investments, which is now a Victory Capital Investment Franchise. If you have any questions about your investments, we encourage you to engage your financial advisor or else contact us directly at 800-235-8396 or visit usaa.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we value the opportunity to help you meet your investment goals.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            4

SHAREHOLDER VOTING RESULTS                                                     8

FINANCIAL INFORMATION

   Distributions to Shareholders                                               9

   Report of Independent Registered
     Public Accounting Firm                                                   10

   Portfolio of Investments                                                   11

   Notes to Portfolio of Investments                                          19

   Financial Statements                                                       22

   Notes to Financial Statements                                              25

   Financial Highlights                                                       34

EXPENSE EXAMPLE                                                               35

ADVISORY AGREEMENT(S)                                                         37

TRUSTEES' AND OFFICERS' INFORMATION                                           55

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY VICTORY CAPITAL MANAGEMENT INC. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Investments, A Victory Capital Investment Franchise

    CODY PERKINS, CFA
    ANDREW HATTMAN, CFA, CAIA

--------------------------------------------------------------------------------

o WHAT WERE MARKET CONDITIONS DURING THE 12-MONTH REPORTING PERIOD ENDED JULY 31, 2019?

    The U.S. Federal Reserve (the "Fed") shifted its monetary policy stance during the 12-month reporting period ending July 31, 2019. In August 2018, when the period began, Fed policymakers left the federal funds ("fed funds") target rate unchanged in a range between 1.75% and 2.00%, but signaled that an interest rate increase was likely in September 2019, if the U.S. economy continued to perform in line with their expectations. Indeed, at the September 2019 policy meeting, Fed officials raised the fed funds target rate by 0.25% to range between 2.00% and 2.25% and projected three interest rate increases in 2019. They reduced this projection to two interest rate increases after their December 2018 meeting, when they raised the fed funds target rate to a range between 2.25% and 2.50%. In January 2019, Fed Chair Jerome Powell said U.S. economic growth remained on track, but that policymakers were "prepared to adjust policy quickly and flexibly" if conditions changed. In January 2019, Fed officials held interest rates steady, and said they would be "patient" about further interest rate increases. At the March 2019 meeting, they took no action, agreeing to a pause, with a majority of policymakers signaling no interest rate increase at all during the 2019 calendar year. They also said they planned to stop reducing the size of their balance sheet at the end of September 2019; since October 2017, the Fed had been gradually decreasing the reinvestment of maturing holdings of U.S.Treasury and government-sponsored mortgage-backed securities. In May 2019, the Fed remained on hold, as inflation remained

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    below its 2% target. Policymakers kept interest rates unchanged in June 2019 but said an interest rate cut was possible if the economic outlook weakened. As a result, the market began pricing in the potential of a cut as soon as July 2019. In fact, at the July 31, policy meeting, Fed officials eased monetary policy in response to global economic weakness and rising trade tensions, cutting the fed funds target rate by 0.25% to a range between 2.00% and 2.25%.

    Interest rates on money market instruments increased slightly during the reporting period overall. They went up for most of the period but edged down in June and July 2019 in anticipation of a Fed interest rate cut. As interest rates on money market instruments rose, the interest rates on money market securities climbed. Consequently, yields on money market funds ended the period higher than they began. Investors continued to rely on money market funds for the low risk and liquidity they offered.

o HOW DID THE USAA MONEY MARKET FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended July 31, 2019, the seven-day yield for the Fund was 1.93%. The total return for the same period was 1.97%, compared to an average of 1.97% for all money market funds ranked by iMoneyNet, Inc.

    Victory Capital Management Inc. (the "Manager" or "Victory Capital") is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    During the reporting period ending July 31, 2019, we continued to invest in floating-rate certificates of deposit ("CDs") and floating-rate notes, as well as commercial paper, fixed-rate Yankee CDs, U.S. Treasury securities

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA MONEY MARKET FUND

================================================================================

    and corporate notes. We moderated the Fund's investments in variable rate demand notes ("VRDNs") as strong demand made them less attractive in terms of relative value. VRDNs tend to benefit when interest rates rise because of the frequency of their interest rate reset feature. The VRDNs owned by the Fund also give us flexibility because they can be sold at par (100% of face value) upon notice of seven days or less. Furthermore, most of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest, providing the Fund with a degree of safety and liquidity.

    As always, we relied on our team of analysts to help us identify securities that represented relative value. These specialists also continue to analyze and monitor every holding in the portfolio.

    Thank you for your continued investment in the Fund.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Variable-rate demand notes (VRDNs) are securities which the interest rate is reset periodically; typically weekly, although reset intervals may vary.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/19 o

--------------------------------------------------------------------------------
                                     1 YEAR          5 YEAR          10 YEAR
--------------------------------------------------------------------------------
USAA Money Market Fund                1.97%           0.69%           0.37%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA MONEY MARKET FUND

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                    iMoneyNET                        USAA MONEY
                                     AVERAGE                         MARKET FUND
 7/31/2018                            1.63%                              1.68%
 8/28/2018                            1.63%                              1.67%
 9/25/2018                            1.66%                              1.69%
10/30/2018                            1.81%                              1.88%
11/27/2018                            1.89%                              1.90%
  1/2/2019                            2.07%                              2.04%
 1/29/2019                            2.11%                              2.09%
 2/26/2019                            2.11%                              2.10%
 3/26/2019                            2.09%                              2.08%
 4/30/2019                            2.09%                              2.08%
 5/28/2019                            2.04%                              2.05%
 6/25/2019                            2.00%                              1.99%
 7/30/2019                            1.95%                              1.93%

                                   [END CHART]

      Data represents the last Tuesday of each month. Ending date 7/31/19.

The graph tracks the USAA Money Market Fund's seven-day yield against an average of first-tier major money market fund yields calculated by iMoneyNet, Inc., which is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                                      USAA MONEY
                                                                      MARKET FUND
 7/31/2009                                                            $10,000.00
 8/31/2009                                                             10,005.00
 9/30/2009                                                             10,009.00
10/31/2009                                                             10,011.00
11/30/2009                                                             10,013.00
12/31/2009                                                             10,015.00
 1/31/2010                                                             10,015.00
 2/28/2010                                                             10,015.00
 3/31/2010                                                             10,015.00
 4/30/2010                                                             10,015.00
 5/31/2010                                                             10,015.00
 6/30/2010                                                             10,015.00
 7/31/2010                                                             10,016.00
 8/31/2010                                                             10,016.00
 9/30/2010                                                             10,016.00
10/31/2010                                                             10,016.00
11/30/2010                                                             10,016.00
12/31/2010                                                             10,017.00
 1/31/2011                                                             10,017.00
 2/28/2011                                                             10,017.00
 3/31/2011                                                             10,017.00
 4/30/2011                                                             10,017.00
 5/31/2011                                                             10,017.00
 6/30/2011                                                             10,018.00
 7/31/2011                                                             10,018.00
 8/31/2011                                                             10,018.00
 9/30/2011                                                             10,018.00
10/31/2011                                                             10,018.00
11/30/2011                                                             10,018.00
12/31/2011                                                             10,018.00
 1/31/2012                                                             10,020.00
 2/29/2012                                                             10,020.00
 3/31/2012                                                             10,020.00
 4/30/2012                                                             10,020.00
 5/31/2012                                                             10,020.00
 6/30/2012                                                             10,020.00
 7/31/2012                                                             10,020.00
 8/31/2012                                                             10,020.00
 9/30/2012                                                             10,021.00
10/31/2012                                                             10,021.00
11/30/2012                                                             10,021.00
12/31/2012                                                             10,021.00
 1/31/2013                                                             10,021.00
 2/28/2013                                                             10,021.00
 3/31/2013                                                             10,021.00
 4/30/2013                                                             10,021.00
 5/31/2013                                                             10,021.00
 6/30/2013                                                             10,022.00
 7/31/2013                                                             10,022.00
 8/31/2013                                                             10,022.00
 9/30/2013                                                             10,022.00
10/31/2013                                                             10,022.00
11/30/2013                                                             10,022.00
12/31/2013                                                             10,022.00
 1/31/2014                                                             10,022.00
 2/28/2014                                                             10,022.00
 3/31/2014                                                             10,022.00
 4/30/2014                                                             10,022.00
 5/31/2014                                                             10,023.00
 6/30/2014                                                             10,023.00
 7/31/2014                                                             10,023.00
 8/31/2014                                                             10,023.00
 9/30/2014                                                             10,023.00
10/31/2014                                                             10,023.00
11/30/2014                                                             10,023.00
12/31/2014                                                             10,023.00
 1/31/2015                                                             10,023.00
 2/28/2015                                                             10,023.00
 3/31/2015                                                             10,023.00
 4/30/2015                                                             10,024.00
 5/31/2015                                                             10,024.00
 6/30/2015                                                             10,024.00
 7/31/2015                                                             10,024.00
 8/31/2015                                                             10,024.00
 9/30/2015                                                             10,024.00
10/31/2015                                                             10,024.00
11/30/2015                                                             10,024.00
12/31/2015                                                             10,024.00
 1/31/2016                                                             10,024.00
 2/29/2016                                                             10,024.00
 3/31/2016                                                             10,024.00
 4/30/2016                                                             10,025.00
 5/31/2016                                                             10,025.00
 6/30/2016                                                             10,025.00
 7/31/2016                                                             10,025.00
 8/31/2016                                                             10,025.00
 9/30/2016                                                             10,026.00
10/31/2016                                                             10,028.00
11/30/2016                                                             10,029.00
12/31/2016                                                             10,031.00
 1/31/2017                                                             10,033.00
 2/28/2017                                                             10,035.00
 3/31/2017                                                             10,038.00
 4/30/2017                                                             10,041.00
 5/31/2017                                                             10,045.00
 6/30/2017                                                             10,051.00
 7/31/2017                                                             10,056.00
 8/31/2017                                                             10,062.00
 9/30/2017                                                             10,068.00
10/31/2017                                                             10,075.00
11/30/2017                                                             10,081.00
12/31/2017                                                             10,090.00
 1/31/2018                                                             10,098.00
 2/28/2018                                                             10,107.00
 3/31/2018                                                             10,117.00
 4/30/2018                                                             10,129.00
 5/31/2018                                                             10,142.00
 6/30/2018                                                             10,155.00
 7/31/2018                                                             10,169.00
 8/31/2018                                                             10,185.00
 9/30/2018                                                             10,198.00
10/31/2018                                                             10,214.00
11/30/2018                                                             10,231.00
12/31/2018                                                             10,248.00
 1/31/2019                                                             10,265.00
 2/28/2019                                                             10,281.00
 3/31/2019                                                             10,300.00
 4/30/2019                                                             10,317.00
 5/31/2019                                                             10,336.00
 6/30/2019                                                             10,352.00
 7/31/2019                                                             10,369.00

                                   [END CHART]

                       Data from 7/31/09 through 7/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted assumes reinvestment of all net investment income and realized capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. For seven-day yield information, please refer to the Fund's investment overview page.

================================================================================

6  | USAA MONEY MARKET FUND

================================================================================

                           o PORTFOLIO MIX - 7/31/19 o
                                (% of Net Assets)

                          [PIE CHART OF PORTFOLIO MIX]

COMMERCIAL PAPER                                                           38.0%
EURODOLLAR AND YANKEE OBLIGATIONS                                          18.8%
CORPORATE OBLIGATIONS                                                      17.6%
REPURCHASE AGREEMENTS                                                      10.0%
MUNICIPAL OBLIGATIONS                                                       7.0%
U.S. TREASURY SECURITIES                                                    4.6%
CERTIFICATES OF DEPOSIT                                                     4.0%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust ("Trust"). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"), an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby USAA Asset Management Company ("AMCO") was acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital.

                         NUMBER OF SHARES VOTING
----------------------------------------------------------------------------
    FOR                          AGAINST                             ABSTAIN
----------------------------------------------------------------------------
2,277,008,234                  253,418,859                       171,746,506

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested person" as defined in the Investment Company Act of 1940, as amended (1940 Act) ("Interested Trustee"); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                         NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                             FOR                       VOTES WITHHELD
--------------------------------------------------------------------------------
David C. Brown                   8,299,565,565                   820,887,736
John C. Walters                  8,317,935,885                   802,517,416

================================================================================

8  | USAA MONEY MARKET FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2019:

                            QUALIFIED INTEREST INCOME
                            -------------------------
                                   $94,412,000
                            -------------------------

For the fiscal year ended July 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA MONEY MARKET FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Money Market Fund (the "Fund") (one of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the USAA Mutual Funds Trust) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 20, 2019

================================================================================

10  | USAA MONEY MARKET FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2019

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                          COUPON           FINAL             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
              COMMERCIAL PAPER (38.0%)
$    40,000   Alabama Power Co.(a)                                               2.43%          8/06/2019     $   39,987
      8,000   American Honda Finance Corp.                                       2.26           9/25/2019          7,973
     50,000   Amphenol Corp.(a)                                                  2.52           8/01/2019         50,000
     50,000   Amphenol Corp.(a)                                                  2.47           8/06/2019         49,983
     25,000   AT&T, Inc.(a)                                                      2.80           9/26/2019         24,893
     26,000   AT&T, Inc.(a)                                                      2.57          12/10/2019         25,759
     41,000   Autozone, Inc.(a)                                                  2.45           8/01/2019         41,000
     13,700   Barton Capital Corp.(a)                                            2.78           8/12/2019         13,689
     25,000   Coca-Cola Co.(a)                                                   2.30           9/27/2019         24,911
    200,000   Dairy Farmers of America(a)                                        2.50           8/01/2019        200,000
     50,000   Duke Energy Corp.(a)                                               2.49           8/07/2019         49,979
     22,300   Duke Energy Corp.(a)                                               2.54           8/23/2019         22,266
     15,700   Ei Du Pont De Nemours(a)                                           2.57           8/02/2019         15,699
     25,000   Ei Du Pont De Nemours(a)                                           2.70           8/02/2019         24,998
     15,000   Ei Du Pont De Nemours(a)                                           2.96           8/07/2019         14,994
     10,000   Ei Du Pont De Nemours(a)                                           2.48           9/16/2019          9,968
     40,000   Exxon Mobil Corp.                                                  2.32           9/30/2019         39,848
     40,000   Exxon Mobil Corp.                                                  2.31          10/16/2019         39,807
     25,000   Glencore Funding, LLC(a)                                           2.52           8/14/2019         24,977
     50,000   Gotham Funding Corp.(a)                                            2.40           8/19/2019         49,940
    100,000   Gotham Funding Corp.(a)                                            2.29           9/05/2019         99,777
     25,000   Hyundai Capital America(a)                                         2.48           8/09/2019         24,986
     25,000   Hyundai Capital America(a)                                         2.48           9/03/2019         24,943
     25,000   Hyundai Capital America(a)                                         2.48           9/09/2019         24,933
     25,000   Hyundai Capital America(a)                                         2.47           9/19/2019         24,916
     30,000   International Paper(a)                                             2.50           8/05/2019         29,992
     40,000   International Paper(a)                                             2.45           8/16/2019         39,959
     50,000   Liberty Funding, LLC(a)                                            3.07           8/05/2019         49,986
     40,000   Lloyds Bank plc(a)                                                 2.57           4/20/2020         40,000
     40,000   LMA Americas, LLC(a)                                               2.72           8/01/2019         40,000
     15,000   LMA Americas, LLC(a)                                               2.69           9/09/2019         14,957
     40,000   LMA Americas, LLC(a)                                               2.68          10/21/2019         39,762
     25,000   LyondellBasell Investment, LLC(a)                                  2.92           8/06/2019         24,991
     25,000   LyondellBasell Investment, LLC(a)                                  2.69           8/13/2019         24,979
     25,000   LyondellBasell Investment, LLC(a)                                  2.67           8/15/2019         24,976
     25,000   LyondellBasell Investment, LLC(a)                                  2.50           8/30/2019         24,950
     38,500   Manhattan Asset Funding Co.(a)                                     2.59           8/20/2019         38,450

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                          COUPON           FINAL             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
$    40,000   Manhattan Asset Funding Co.(a)                                     2.38%          8/23/2019     $   39,942
     19,000   Nieuw Amsterdam Receivables(a)                                     2.85           8/08/2019         18,991
     25,000   Nissan Motor Acceptance Corp.(a)                                   3.20           8/06/2019         24,990
     20,000   Nissan Motor Acceptance Corp.(a)                                   2.80           9/03/2019         19,950
     15,000   Nissan Motor Acceptance Corp.(a)                                   2.57           9/13/2019         14,954
     25,000   Nissan Motor Acceptance Corp.(a)                                   2.57           9/20/2019         24,911
     20,000   Nutrien Ltd.(a)                                                    2.82           8/08/2019         19,990
     20,000   Nutrien Ltd.(a)                                                    2.55           8/16/2019         19,979
     25,000   Nutrien Ltd.(a)                                                    2.67           8/23/2019         24,961
     25,000   Nutrien Ltd.(a)                                                    2.48           9/06/2019         24,938
      3,800   Pacific Corp.                                                      2.43           8/05/2019          3,799
     40,000   Ridgefield Funding Co., LLC(a)                                     2.51           9/04/2019         39,908
     50,000   Ridgefield Funding Co., LLC(a)                                     2.35           9/10/2019         49,869
     25,000   Sheffield Receivable Co., LLC(a)                                   2.75           8/15/2019         24,975
     25,000   Sheffield Receivable Co., LLC(a)                                   2.54           9/03/2019         24,943
     25,000   Sheffield Receivable Co., LLC(a)                                   2.65           9/24/2019         24,903
     25,000   Sheffield Receivable Co., LLC(a)                                   2.63          10/23/2019         24,850
     32,000   Westar Energy, Inc.(a)                                             2.52           8/12/2019         31,975
     30,600   Westar Energy, Inc.(a)                                             2.50           8/14/2019         30,572
                                                                                                              ----------
              Total Commercial Paper (cost: $1,852,628)                                                        1,852,628
                                                                                                              ----------

              EURODOLLAR AND YANKEE OBLIGATIONS (18.8%)

              BANKS (18.1%)
     16,854   Bank of Montreal                                                   1.75           9/11/2019         16,837
     50,000   Bank of Montreal (1 mo. LIBOR + 0.18%)                             2.45(b)        4/27/2020         50,000
     40,000   Bank of Montreal (1 mo. LIBOR + 0.31%)                             2.71(b)        7/13/2020         40,000
     40,000   Bank of Montreal (SOFR + 0.26%)                                    2.66(b)        8/03/2020         40,000
     50,000   Bank of Nova Scotia (1 mo. LIBOR + 0.26%)                          2.65(b)        4/17/2020         50,000
     50,000   Bank of Nova Scotia (1 mo. LIBOR + 0.28%)                          2.67(b)        4/29/2020         50,000
     30,000   Canadian Imperial Bank of Commerce
                (1 mo. LIBOR + 0.26%)                                            2.65(b)        5/18/2020         30,000
     30,000   Canadian Imperial Bank of Commerce
                (1 mo. LIBOR + 0.29%)                                            2.68(b)        7/17/2020         30,000
     30,000   Credit Agricole Corporate and Investment Bank
                (1 mo. LIBOR + 0.25%)                                            2.65(b)        5/29/2020         30,000
     25,000   Credit Industriel et Commercial
                (1 mo. LIBOR + 0.24%)                                            2.63(b)        1/17/2020         25,000
     25,000   Credit Industriel et Commercial
                (1 mo. LIBOR + 0.24%)                                            2.63(b)        1/22/2020         25,000
     50,000   Credit Suisse AG (1 mo. LIBOR + 0.13%)                             2.37(b)       10/28/2019         50,000
     40,000   Credit Suisse AG (1 mo. LIBOR + 0.15%)                             2.55(b)       12/02/2019         40,000
     40,000   Credit Suisse AG (SOFR + 0.22%)                                    2.61(b)        4/27/2020         40,000
     30,000   Natixis (1 mo. LIBOR + 0.29%)                                      2.65(b)        6/08/2020         30,000

================================================================================

12  | USAA MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                          COUPON           FINAL             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
$    40,000   Royal Bank of Canada (SOFR + 0.20%)                                2.59%(b)       4/14/2020     $   40,000
     40,000   Royal Bank of Canada (SOFR + 0.29%)                                2.76(b)        7/16/2020         40,000
     40,000   Royal Bank of Canada (1 mo. LIBOR + 0.35%)                         2.74(b)        7/24/2020         40,000
     40,000   Societe Generale (1 mo. LIBOR + 0.22%)                             2.55(b)        2/14/2020         40,000
     40,000   Societe Generale (1 mo. LIBOR + 0.22%)                             2.58(b)        3/04/2020         40,000
     40,000   Societe Generale (1 mo. LIBOR + 0.32%)                             2.65(b)        5/14/2020         40,000
     40,000   Societe Generale (1 mo. LIBOR + 0.31%)                             2.70(b)        6/03/2020         40,000
     25,000   Standard Chartered Bank (1 mo. LIBOR + 0.15%)                      2.51(b)       10/08/2019         25,000
     30,000   Toronto-Dominion Bank (1 mo. LIBOR + 0.30%)                        2.70(b)        7/15/2020         30,000
                                                                                                              ----------
                                                                                                                 881,837
                                                                                                              ----------
              IRON/STEEL (0.7%)
     20,000   SSAB AB (LOC - Swedbank AB)(c)                                     2.30           4/01/2034         20,000
     15,000   SSAB AB (LOC - Credit Agricole Corp. Inv. Bank)(c)                 2.30           5/01/2034         15,000
                                                                                                              ----------
                                                                                                                  35,000
                                                                                                              ----------
              Total Eurodollar and Yankee Obligations (cost: $916,837)                                           916,837
                                                                                                              ----------

              CORPORATE OBLIGATIONS (17.6%)

              BANKS (8.5%)
     53,505   BB&T Corp.                                                         2.45           1/15/2020         53,426
     74,409   Citigroup, Inc.                                                    2.45           1/10/2020         74,252
     36,107   JPMorgan Chase & Co.                                               2.25           1/23/2020         36,016
     10,000   JPMorgan Chase & Co.                                               4.95           3/25/2020         10,137
    134,544   Morgan Stanley                                                     2.65           1/27/2020        134,397
     47,766   Wells Fargo & Co.                                                  2.15           1/30/2020         47,594
     35,000   Wells Fargo Bank, N.A. (1 mo. LIBOR + 0.31%)                       2.55(b)        8/01/2019         35,000
     25,000   Wells Fargo Bank, N.A. (1 mo. LIBOR + 0.18%)                       2.45(b)        4/24/2020         25,000
                                                                                                              ----------
                                                                                                                 415,822
                                                                                                              ----------
              COMMERCIAL SERVICES (1.5%)
     50,000   AARP, Inc. (LOC - Bank of America Corp.)
                (Put Date 8/07/2019)(c)                                          2.35           5/01/2031         50,000
     20,000   Altoona-Blair County Dev. Corp. (LOC - PNC
                Financial Services Group) (Put Date 8/07/2019)(a),(c)            2.40           4/01/2035         20,000
      4,475   Harvest Time Tabernacle, Inc. (LOC - Federal
                Home Loan Bank of Dallas)(c)                                     2.40           8/01/2037          4,475
                                                                                                              ----------
                                                                                                                  74,475
                                                                                                              ----------
              DIVERSIFIED FINANCIAL SERVICES (6.4%)
      2,670   2016 David S Pearl II Irrevocable Trust
                (LOC - Federal Home Loan Bank of Dallas)
                (Put Date 8/09/2019)(c)                                          2.40          11/01/2036          2,670
     14,270   ASC Admiral Way, LLC (LOC - Federal
                Home Loan Bank of San Francisco)(c)                              2.44           8/01/2056         14,270

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                          COUPON           FINAL             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
$    25,270   Bass Pro Rossford Dev. Co., LLC
                (LOC - Fifth Third Bank)(c)                                      2.38%         11/01/2027     $   25,270
     25,000   Carol Allen Family Liquidity Trust
                (LOC - Comerica Bank, N.A.)(c)                                   2.27           3/01/2048         25,000
      8,720   CEI Capital, LLC (LOC - Fifth Third Bank)(c)                       2.35           3/01/2033          8,720
      5,290   Chad J Himmel Irrevocable Trust
                (LOC - Federal Home Loan Bank of Dallas)(c)                      2.43           7/01/2048          5,290
      6,535   Columbus Hotel Investment One, LLC
                (LOC - Federal Home Loan Bank of New York)
                (Put Date 8/07/2019)(c)                                          2.30          10/01/2048          6,535
      4,420   Debra B Kennedy Irrevocable Trust
                (LOC - Federal Home Loan Bank of Dallas)
                (Put Date 8/07/2019)(c)                                          2.30           5/01/2048          4,420
      2,250   Dennis Wesley Co., Inc. (LOC - Federal
                Home Loan Bank of Indianapolis)(c)                               2.40           6/15/2034          2,250
      7,000   Desert Vistas, LP (LOC - Federal Home Loan
                Bank of San Francisco)
                (Put Date 8/07/2019)(c)                                          2.25           9/01/2055          7,000
      4,125   Elsinore Properties, LP (LOC - Fifth Third Bank)
                (Put Date 8/07/2019)(c)                                          2.35           2/01/2037          4,125
      6,720   EMF, LLC (LOC - Comerica Bank, N.A.)
                (Put Date 8/07/2019)(c)                                          2.26           6/01/2042          6,720
     45,000   Fiore Capital, LLC (LOC - Wells Fargo & Co.)
                (Put Date 8/07/2019)(c)                                          2.38           8/01/2045         45,000
      5,595   Foster/Schweihofer Real Estate Co., LLC
                (LOC - Comerica Bank, N.A.)(c)                                   2.49           9/01/2033          5,595
     14,215   Gerald J Rubin Special Trust No. 1
                (LOC - Goldman Sachs Bank USA)
                (Put Date 8/07/2019)(c)                                          2.32          12/01/2048         14,215
      3,675   Herman & Kittle Capital, LLC (LOC - Federal
                Home Loan Bank of Cincinnati)(c)                                 2.30           2/01/2037          3,675
      5,800   Jacob Rosenstein 2017 Irrevocable Life Insurance
                Trust (LOC - Bank of Oklahoma, N.A.)
                (Put Date 8/07/2019)(c)                                          2.35           8/01/2037          5,800
      4,445   Lamar Avenue Trust (LOC - Federal Home Loan
                Bank of Dallas)(c)                                               2.30          12/01/2037          4,445
      6,000   Lavonia O Frick Family Trust (LOC - Federal
                Home Loan Bank of Atlanta)(c)                                    2.30           8/01/2048          6,000
      5,490   Linda E Krejsek Life Insurance Trust (LOC - Federal
                Home Loan Bank of Dallas)(c)                                     2.30           9/01/2037          5,490
      4,025   Mark E Potteiger Irrevocable Life Insurance Trust
                (LOC - Federal Home Loan Bank of Dallas)(c)                      2.30           6/01/2048          4,025

================================================================================

14  | USAA MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                          COUPON           FINAL             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
$     6,630   Medilucent MOB I, LP (LOC - PNC Financial
              Services Group) (Put Date 8/07/2019)(c)                            2.34%          8/01/2030     $    6,630
      2,110   NextGen Automotive, LLC (LOC - Fifth Third Bank)
                (Put Date 8/30/2019)(c)                                          2.35           4/01/2048          2,110
     22,280   OSF Finance Co., LLC (LOC - PNC Financial
                Services Group) (Put Date 8/07/2019)(c)                          2.34          12/01/2037         22,280
     25,560   Paca-Pratt Associates, Inc.
                (LOC - Manufacturers & Traders Trust Co.)
                (Put Date 8/07/2019)(c)                                          2.71           1/01/2038         25,560
      3,225   Partisan Property, Inc. (LOC - Wells Fargo & Co.)
                (Put Date 8/07/2019)(c)                                          2.26           8/01/2044          3,225
     11,459   Pinnacle Properties Dev. Group, LLC
                (LOC - Federal Home Loan Bank of Cincinnati)
                (Put Date 8/07/2019)(c)                                          2.30           6/15/2041         11,459
      5,140   Rathbone, LLC (LOC - Comerica Bank, N.A.)(c)                       2.63           1/01/2038          5,140
     10,915   Stobro Co., LP (LOC - Federal Home Loan
                Bank of Pittsburgh) (Put Date 8/07/2019)(c)                      2.51           1/01/2032         10,915
     17,935   Sugar Creek Finance Co., LLC (LOC - Northern
                Trust Corp.) (Put Date 8/07/2019)(c)                             2.46           6/01/2042         17,935
                                                                                                              ----------
                                                                                                                 311,769
                                                                                                              ----------
              HEALTHCARE-PRODUCTS (0.2%)
      7,320   Labcon North America (LOC - BNP Paribas)(c)                        2.40           6/01/2044          7,320
                                                                                                              ----------
              HEALTHCARE-SERVICES (0.1%)
      2,100   Tallahassee Orthopedic Center LC
                (LOC - Wells Fargo & Co.)(c)                                     2.40           4/03/2034          2,100
                                                                                                              ----------
              INVESTMENT COMPANIES (0.0%)
      1,065   Cain Capital Investments, LLC (LOC - BB&T Corp.)
                (Put Date 8/30/2019)(c)                                          2.52          10/01/2046          1,065
                                                                                                              ----------
              LEISURE TIME (0.1%)
      3,270   Cattail Creek Country Club, Inc. (LOC -
                Manufacturers & Traders Trust Co.)
                (Put Date 8/07/2019)(c)                                          2.71           3/01/2031          3,270
                                                                                                              ----------
              MACHINERY-DIVERSIFIED (0.3%)
     15,000   Opus Inspection, Inc. (LOC - Swedbank AB)
                (Put Date 8/07/2019)(c)                                          2.45           1/01/2034         15,000
                                                                                                              ----------
              REAL ESTATE (0.5%)
      9,510   Delos, LLC (LOC - Wells Fargo & Co.)
                (Put Date 8/07/2019)(c)                                          2.25           3/01/2037          9,510
      9,345   Housing Venture I, LP (LOC - Federal
                Home Loan Bank of San Francisco)(c)                              2.44          12/01/2055          9,345

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                          COUPON           FINAL             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
$     6,930   Stivers Realty LC (LOC - Federal
              Home Loan Bank of Dallas)(c)                                       2.34%          7/01/2043     $    6,930
                                                                                                              ----------
                                                                                                                  25,785
                                                                                                              ----------
              Total Corporate Obligations (cost: $856,606)                                                       856,606
                                                                                                              ----------

              REPURCHASE AGREEMENTS (10.0%)
    490,000   Fixed Income Clearing Corp., 2.53%, acquired
                7/31/2019 and due on 8/01/2019 at $490,000
                (collateralized by $466,815 of U.S. Treasury, 2.88%
                due 8/15/2045; market value $499,801)(d)
                (cost: $490,000)                                                                                 490,000
                                                                                                              ----------

              MUNICIPAL OBLIGATIONS (7.0%)

              ARIZONA (0.5%)
     26,625   Yavapai County IDA (LOC - Bank of Nova Scotia)
                (Put Date 8/07/2019)(c)                                          2.55           9/01/2035         26,625
                                                                                                              ----------
              ARKANSAS (0.6%)
     29,000   Union County (LOC - Bank of America Corp.)
                (Put Date 8/07/2019)(c)                                          2.44          10/01/2027         29,000
                                                                                                              ----------
              COLORADO (0.2%)
      2,600   Sheridan Redev. Agency (LOC - JP Morgan
                Chase & Co.) (Put Date 8/07/2019)(c)                             2.60          12/01/2029          2,600
      9,785   Traer Creek Metropolitan District (LOC - BNP
                Paribas) (Put Date 8/07/2019)(c)                                 2.35          10/01/2030          9,785
                                                                                                              ----------
                                                                                                                  12,385
                                                                                                              ----------
              CONNECTICUT (0.1%)
      4,490   State Dev. Auth. (LOC - Toronto-Dominion Bank)
                (Put Date 8/07/2019)(c)                                          2.28          12/01/2028          4,490
                                                                                                              ----------
              ILLINOIS (0.1%)
      3,015   Finance Auth. (LOC - Federal Home Loan Bank
                of Chicago) (Put Date 8/07/2019)(c)                              2.36           7/01/2040          3,015
                                                                                                              ----------
              INDIANA (0.3%)
     11,300   City of Knox (LOC - SunTrust Bank)
                (Put Date 8/07/2019)(c)                                          2.47           2/01/2046         11,300
      5,200   City of Marion (LOC - Key Bank, N.A.)
                (Put Date 8/07/2019)(c)                                          2.50           2/01/2035          5,200
                                                                                                              ----------
                                                                                                                  16,500
                                                                                                              ----------
              LOUISIANA (0.1%)
      3,445   St. Charles Parish (LOC - Federal Home Loan
                Bank of Atlanta) (Put Date 8/07/2019)(c)                         2.38           9/01/2024          3,445
                                                                                                              ----------

================================================================================

16  | USAA MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                          COUPON           FINAL             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
              MICHIGAN (2.9%)
$    21,965   Finance Auth. (LOC - Bank of Montreal)
                (Put Date 8/07/2019)(c)                                          2.31%          9/01/2050     $   21,965
     40,000   Finance Auth. (LOC - PNC Financial Services Group)
                (Put Date 8/07/2019)(c)                                          2.32           9/01/2050         40,000
     80,000   Finance Auth. (LOC - JP Morgan Chase & Co.)
                (Put Date 8/05/2019)(c)                                          2.32           9/01/2053         80,000
                                                                                                              ----------
                                                                                                                 141,965
                                                                                                              ----------
              MISSISSIPPI (0.1%)
      2,700   Business Finance Corp. (LOC - Federal Home Loan
                Bank of Dallas) (Put Date 8/07/2019)(c)                          2.40           8/01/2021          2,700
                                                                                                              ----------
              NEW YORK (1.9%)
      1,380   Columbia County IDA (LOC - HSBC Bank
                USA, Inc.) (Put Date 8/07/2019)(c)                               2.55           7/01/2027          1,380
     19,470   Saratoga County IDA (LOC - JP Morgan
                Chase & Co.) (Put Date 8/07/2019)(c)                             2.37          11/01/2021         19,470
     20,000   State Housing Finance Agency (LOC - Landesbank
                Hessen-Thuringen) (Put Date 8/01/2019)(c)                        2.43           5/01/2042         20,000
     25,450   State Housing Finance Agency (LOC - JP Morgan
                Chase & Co.) (Put Date 8/07/2019)(c)                             2.35          11/01/2048         25,450
     28,700   State Housing Finance Agency (LOC - Landesbank
                Hessen-Thuringen) (Put Date 8/07/2019)(c)                        2.30          11/01/2044         28,700
                                                                                                              ----------
                                                                                                                  95,000
                                                                                                              ----------
              PENNSYLVANIA (0.2%)
      4,736   Allegheny County IDA (LOC - PNC Financial Services
                Group) (Put Date 8/07/2019)(c)                                   2.36          11/01/2027          4,736
      3,245   Economic Dev. Finance Auth. (LOC - PNC Financial
                Services Group) (Put Date 8/07/2019)(c)                          2.34           4/01/2035          3,245
      1,100   Lancaster IDA (LOC - Fulton Bank)
                (Put Date 8/07/2019)(c)                                          2.66           6/01/2027          1,100
                                                                                                              ----------
                                                                                                                   9,081
                                                                                                              ----------
              Total Municipal Obligations (cost: $344,206)                                                       344,206
                                                                                                              ----------

              U.S. TREASURY SECURITIES (4.6%)

              NOTES (4.6%)
     75,000   U.S. Treasury Note (3 mo. USTMMR + 0.07%)                          2.07(b),(e)    1/31/2020         74,989
    150,000   U.S. Treasury Note (3 mo. USTMMR + 0.048%)                         2.12(b),(e)   10/31/2019        150,032
                                                                                                              ----------
              Total U.S. Treasury Securities (cost: $225,021)                                                    225,021
                                                                                                              ----------

              CERTIFICATES OF DEPOSIT (4.0%)
     25,000   Bayerische Landesbank (1 mo. LIBOR + 0.40%)                        2.58(b)        8/02/2019         25,000
     30,000   Landesbank Baden-Wurttemberg                                       2.76          11/07/2019         30,000

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                          COUPON           FINAL             VALUE
(000)         SECURITY                                                           RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------------
$    30,000   Landesbank Hessen-Thuringen                                        2.85%         10/18/2019     $   30,000
     30,000   Natixis                                                            2.86           9/23/2019         30,000
     30,000   Natixis                                                            2.85          10/22/2019         30,000
     50,000   Toronto-Dominion                                                   3.01           9/04/2019         50,000
                                                                                                              ----------
              Total Certificates of Deposit (cost: $195,000)                                                     195,000
                                                                                                              ----------

              TOTAL INVESTMENTS (COST: $4,880,298)                                                            $4,880,298
                                                                                                              ==========

------------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------------
ASSETS                                                          LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------------------------------
Money Market Instruments:
  Commercial Paper                                                   $-       $1,852,628               $-     $1,852,628
  Eurodollar and Yankee Obligations                                   -          916,837                -        916,837
  Corporate Obligations                                               -          856,606                -        856,606
  Repurchase Agreements                                               -          490,000                -        490,000
  Municipal Obligations                                               -          344,206                -        344,206
  U.S. Treasury Securities                                            -          225,021                -        225,021
  Certificates of Deposit                                             -          195,000                -        195,000
------------------------------------------------------------------------------------------------------------------------
Total                                                                $-       $4,880,298               $-     $4,880,298
------------------------------------------------------------------------------------------------------------------------

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

18  | USAA MONEY MARKET FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in
    Note 1A to the financial statements.

    The cost of securities at July 31, 2019, for federal income tax purposes, was $4,880,298,000.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    CERTIFICATES OF DEPOSIT - Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  19

================================================================================

    corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing. Rate represents an annualized yield at time of purchase or coupon rate, if applicable.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    IDA     Industrial Development Authority/Agency

    LIBOR   London Interbank Offered Rate

    SOFR    Secured Overnight Financing Rate

    USTMMR  Quarterly US Treasury Money Market Rate

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the U.S. Securities and Exchange Commission (SEC) regulations applicable to money market funds. In order to qualify as an eligible security, USAA Mutual Funds Trust's Board of Trustees, must determine that the particular investment presents minimal credit risk in accordance with these SEC regulations.

    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by Victory Capital under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

================================================================================

20  | USAA MONEY MARKET FUND

================================================================================

    (b) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2019.

    (c) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (d) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (e) Rates for U.S. Treasury floating-rate notes rise and fall based on discount rates in auctions of 13-week Treasury bills, and are paid quarterly.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)           $4,880,298
   Cash                                                                                  755
   Receivables:
       Capital shares sold                                                            14,565
       Interest                                                                        6,331
                                                                                  ----------
             Total assets                                                          4,901,949
                                                                                  ----------
LIABILITIES
   Payables:
       Capital shares redeemed                                                        20,471
       Dividends on capital shares                                                       112
   Accrued administration and servicing fees                                             419
   Accrued management fees                                                             1,005
   Accrued transfer agent's fees                                                       1,047
   Other accrued expenses and payables                                                   252
                                                                                  ----------
             Total liabilities                                                        23,306
                                                                                  ----------
                 Net assets applicable to capital shares outstanding              $4,878,643
                                                                                  ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                $4,878,645
   Accumulated loss                                                                       (2)
                                                                                  ----------
                 Net assets applicable to capital shares outstanding              $4,878,643
                                                                                  ==========
   Capital shares outstanding, no par value                                        4,879,167
                                                                                  ==========
   Net asset value, redemption price, and offering price per share                $     1.00
                                                                                  ==========

See accompanying notes to financial statements.

================================================================================

22  | USAA MONEY MARKET FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                      $124,292
                                                                        --------
EXPENSES
   Management fees                                                        11,605
   Administration and servicing fees                                       4,836
   Transfer agent's fees                                                  12,089
   Custody and accounting fees                                               459
   Postage                                                                   505
   Shareholder reporting fees                                                144
   Trustees' fees                                                             37
   Registration fees                                                          78
   Professional fees                                                          77
   Other                                                                      50
                                                                        --------
        Total expenses                                                    29,880
                                                                        --------
NET INVESTMENT INCOME                                                     94,412
                                                                        --------
NET REALIZED GAIN ON INVESTMENTS
   Net realized gain                                                           6
                                                                        --------
   Increase in net assets resulting from operations                     $ 94,418
                                                                        ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------

                                                                     2019               2018
--------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                      $    94,412        $    50,016
   Net realized gain on investments                                     6                  -
                                                              ------------------------------
     Increase in net assets resulting from operations              94,418             50,016
                                                              ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM DISTRIBUTABLE EARNINGS:                                      (94,412)           (50,007)
                                                              ------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                    6,144,694          5,931,753
   Reinvested dividends                                            93,847             49,721
   Cost of shares redeemed                                     (5,983,514)        (5,871,143)
                                                              ------------------------------
     Increase in net assets from capital share transactions       255,027            110,331
                                                              ------------------------------
   Net increase in net assets                                     255,033            110,340

NET ASSETS
   Beginning of year                                            4,623,610          4,513,270
                                                              ------------------------------
   End of year                                                $ 4,878,643        $ 4,623,610
                                                              ==============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                  6,144,694          5,931,753
   Shares issued for dividends reinvested                          93,847             49,721
   Shares redeemed                                             (5,983,514)        (5,871,143)
                                                              ------------------------------
     Increase in shares outstanding                               255,027            110,331
                                                              ==============================

See accompanying notes to financial statements.

================================================================================

24  | USAA MONEY MARKET FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Money Market Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek the highest income consistent with preservation of capital and the maintenance of liquidity.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services
(SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc., a global investment management firm headquartered in Cleveland, Ohio (the Transaction) on July 1, 2019. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Pricing and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2.  Repurchase agreements are valued at cost.

    3. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith, at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

26  | USAA MONEY MARKET FUND

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At July 31, 2019, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust

================================================================================

28  | USAA MONEY MARKET FUND

================================================================================

    that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility, with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

For the period July 1, 2019 to July 31, 2019, the Fund paid Citibank facility fees of 1,000, which represents 3.4% of the total fees paid to Citibank by the funds of the Trusts. The Fund had no borrowings under this agreement during the period July 1 to July 31, 2019. Effective July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation (CAPCO) terminated. For the period from August 1, 2018 to June 30, 2019, the Fund paid CAPCO facility fees of $40,000, which represents 5.9% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the period from August 1, 2018 to June 30, 2019.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2019, and 2018, was as follows:

                                                     2019               2018
                                                  ------------------------------
Ordinary income*                                  $94,412,000        $50,007,000
                                                  ===========        ===========

As of July 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                          $110,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes. The cost of securities at July 31, 2019, for federal income tax purposes, was $4,880,298,000.

(4) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

================================================================================

30  | USAA MONEY MARKET FUND

================================================================================

The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average daily net assets. For the period from August 1, 2018 to June 30, 2019, the Fund incurred management fees, paid or payable to AMCO, of $10,600,000. For the period July 1, 2019 to July 31, 2019, the Fund incurred management fees, paid or payable to Victory Capital, of $1,005,000.

ADMINISTRATION AND SERVICING FEES - Effective July 1, 2019, Victory Capital is obligated on a continuous basis to provide administrative services to the Fund. The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average daily net assets. For the period from August 1, 2018 to June 30, 2019, the Fund incurred administration and servicing fees by AMCO, paid or payable to AMCO, of $4,417,000. For the period July 1, 2019 to July 31, 2019, the Fund incurred administration and servicing fees by Victory Capital, paid or payable to Victory Capital, of $419,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

Effective July 1, 2019, these services are covered under a Compliance Services Agreement between the Trust and Victory Capital. For the period from August 1, 2018 to June 30, 2019, the Fund reimbursed AMCO $15,000 for these compliance and legal services. For the period July 1, 2019 to July 31, 2019, the Fund's portion of fees paid to Victory Capital under the Compliance Service Agreement was $2,000. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - Effective July 1, 2019, the Manager has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.62% of the Fund through at least June 30, 2021. The Manager is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This waiver agreement may only be terminated by the Fund's Board of Trustees.

TRANSFER AGENT'S FEES - Victory Capital Transfer Agency, Inc. (VCTA), (formerly, USAA Shareholder Account Services (SAS)) provides transfer agency services to the Fund. VCTA, an affiliate of the Manager, provides transfer agent services to the Fund based on an annualized rate of 0.25% of the Fund's average net assets for the fiscal year. VCTA pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. For the year ended July 31, 2019, the Fund incurred transfer agent's fees, paid or payable to VCTA, of $12,089,000.

UNDERWRITING SERVICES - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best effort basis. This agreement provides that VCA receive no fee or other compensation for such distribution services. Prior to July 1, 2019, USAA Investment Management Company (IMCO) provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

Effective July 1, 2019, Victory Capital replaced AMCO as the Fund's investment adviser and began managing the Fund. Prior to July 1, 2019, AMCO was indirectly wholly owned by United States Automobile Association ("USAA"), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

32  | USAA MONEY MARKET FUND

================================================================================

(6) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager has determined there is no significant impact on the Fund's financial statements and various filings.

(7) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED JULY 31,
                                   --------------------------------------------------------------------------
                                         2019            2018            2017            2016            2015
                                   --------------------------------------------------------------------------
Net asset value at
  beginning of period              $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
                                   --------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                   .02             .01             .00(a)          .00(a)          .00(a)
  Net realized and
    unrealized gain(a)                    .00             .00             .00             .00             .00
                                   --------------------------------------------------------------------------
Total from investment
  operations                              .02             .01             .00(a)          .00(a)          .00(a)
                                   --------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.02)           (.01)           (.00)(a)        (.00)(a)        (.00)(a)
  Realized capital gains                    -               -            (.00)(a)        (.00)(a)           -
                                   --------------------------------------------------------------------------
Total distributions                      (.02)           (.01)           (.00)(a)        (.00)(a)        (.00)(a)
                                   --------------------------------------------------------------------------
Net asset value at
  end of period                    $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
                                   ==========================================================================
Total return (%)*                        1.97            1.13             .31(b)          .01(b)          .01(b)
Net assets at end of
  period (000)                     $4,878,643      $4,623,610      $4,513,270      $5,606,434      $5,289,252
Ratios to average
  daily net assets:**
  Expenses (%)                            .62(d)          .62             .63(b),(c)      .41(b),(c)      .24(b),(c)
  Expenses, excluding
    reimbursements (%)                    .62             .62             .63(c)          .67(c)          .65(c)
  Net investment income (%)              1.95            1.12             .29             .01             .01

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $4,836,080,000.
(a) Represents less than $0.01 per share.
(b) AMCO voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Effective July 1, 2019, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.62% of the Fund's average daily net assets.

================================================================================

34  | USAA MONEY MARKET FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2019, through July 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  35

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                           BEGINNING                 ENDING             DURING PERIOD*
                                         ACCOUNT VALUE            ACCOUNT VALUE        FEBRUARY 1, 2019 -
                                        FEBRUARY 1, 2019          JULY 31, 2019          JULY 31, 2019
                                        -----------------------------------------------------------------
Actual                                     $1,000.00               $1,010.20                  $3.09

Hypothetical
  (5% return before expenses)               1,000.00                1,021.72                   3.11

*Expenses are equal to the Fund's annualized expense ratio of 0.62%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 1.02% for the six-month period of February 1, 2019, through July 31, 2019.

================================================================================

36  | USAA MONEY MARKET FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with

================================================================================

                                                     ADVISORY AGREEMENT(S) |  37

================================================================================

Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in

================================================================================

38  | USAA MONEY MARKET FUND

================================================================================

response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at

================================================================================

                                                     ADVISORY AGREEMENT(S) |  39

================================================================================

        least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

40  | USAA MONEY MARKET FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

        enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services

================================================================================

42  | USAA MONEY MARKET FUND

================================================================================

currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored

================================================================================

44  | USAA MONEY MARKET FUND

================================================================================

and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory

================================================================================

46  | USAA MONEY MARKET FUND

================================================================================

Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

================================================================================

48  | USAA MONEY MARKET FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND AMCO)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the
(i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019.

At an in-person meeting of the Board of Trustees (the "Board") held on April
17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Advisory Agreement between the Trust and AMCO with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and AMCO, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding AMCO's revenues and costs of providing services to the Fund and compensation paid to affiliates of AMCO; and (iii) information about

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Effective July 1, 2019, upon the closing of the transaction whereby AMCO acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and AMCO and the Sub-advisory Agreement with the Subadviser terminated and the new investment advisory agreement between the Trust and Victory Capital went into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are discussed above. Effective June 30, 2019, the Subadviser no longer manages any portion of the Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

AMCO's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by AMCO. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and AMCO's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to AMCO is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by AMCO under the Advisory Agreement, the Board reviewed information provided by AMCO relating to its operations and personnel. The Board also took into account its knowledge of AMCO's management and the quality of the performance of AMCO's duties through Board meetings, discussions, and reports during the

================================================================================

50  | USAA MONEY MARKET FUND

================================================================================

preceding year. The Board considered the fees paid to AMCO and the services provided to the Fund by AMCO under the Advisory Agreement, as well as other services provided by AMCO and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, AMCO and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by AMCO in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered AMCO's management style and the performance of AMCO's duties under the Advisory Agreement. The Board considered the level and depth of experience of AMCO, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including AMCO's process for monitoring "best execution," also was considered. AMCO's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered AMCO's risk management processes. The Board considered AMCO's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of AMCO and its affiliates in managing the Fund, as well as other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by AMCO and its affiliates, including AMCO's oversight of the Fund's day to- day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of AMCO's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objectives and classifications, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes the Fund and all other no-load retail money market funds regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, were above the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board also took into account the various services provided to the Fund by AMCO and its affiliates, including the high quality of services received by the Fund from AMCO. The Board also noted the level and method of computing the management fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail money market funds regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and lower than its Lipper index for the one-year period ended December 31, 2018, was below the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2018, and was above the average of its performance universe and its Lipper index for the ten-year period. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance

================================================================================

52  | USAA MONEY MARKET FUND

================================================================================

universe for the one-, three- and five-year periods ended December 31, 2018, and was in the top 35% of its performance universe for the ten-year period ended December 31, 2018. The Board also took into account management's discussion regarding current market conditions, including the relatively narrow range of the returns of the funds in the performance universe.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for AMCO's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of AMCO's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to AMCO, the Board also considered the fact that AMCO and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to AMCO from its relationship with the Trust, including that AMCO may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of the services received by the Fund from AMCO as well as the type of fund. The Trustees recognized that AMCO should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with AMCO, among others: (i) AMCO has

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) AMCO maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO; and (v) AMCO's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by AMCO and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

54  | USAA MONEY MARKET FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the "Board") of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information ("SAI").

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Director of USAA Investment Management Company (IMCO) (09/09-present); Chairman of Board of IMCO (4/13-present); President and Director of USAA Shareholder Account Services
(SAS) (10/09-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director and Vice Chairman of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Chairman of Board of ICORP (12/31-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); Chairman of Board of FAI (3/15-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

56  | USAA MONEY MARKET FUND

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as

================================================================================

58  | USAA MONEY MARKET FUND

================================================================================

an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

60  | USAA MONEY MARKET FUND

================================================================================

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

    (1) Indicates the Trustee was an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-06/30/19); Assistant Treasurer,

================================================================================

62  | USAA MONEY MARKET FUND

================================================================================

USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Director, Accounting and Finance, Victory Capital Management Inc.
(7/1/19-present); Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-06/30/19).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers, Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency, Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     111 West Houston St., Suite 1901
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Victory Capital Management Inc.'s proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

================================================================================

        9800 Fredericksburg Road                                  --------------
        San Antonio, TX 78288                                      PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
    >>  Secure
    >>  Saves Time
    >>  Good for the Environment

Sign up today for online document delivery at usaa.com/UDO

                                                         [LOGO OF RECYCLE PAPER]
                                                                   10%
================================================================================
23427-0919


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                   JULY 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Short-Term Bond Fund

       FUND             INSTITUTIONAL              ADVISER                  R6
      SHARES               SHARES                  SHARES                 SHARES
      USSBX                UISBX                    UASBX                 URSBX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

". . . NOW MAY BE AN OPPORTUNE TIME FOR
INVESTORS TO ENSURE THAT THEIR PORTFOLIOS ARE WELL [PHOTO OF BROOKS ENGLEHARDT] DIVERSIFIED AND THAT THEIR OVERALL ALLOCATION IS
APPROPRIATE FOR THEIR PARTICULAR RISK APPETITE."

--------------------------------------------------------------------------------

SEPTEMBER 2019

Although the bull market in equities has continued running, it was not without a few missteps. Trade turmoil, questions surrounding global economic growth, changing monetary policy, and geopolitical disputes have all led to increased volatility. But through it all, domestic stocks, as measured by the S&P 500(R) Index, still managed an annual return of approximately 8% for the 12-month period ended July 31, 2019.

Given the sometimes dire news flow and ample cross-currents, it's no surprise that volatility returned to the market. On one hand, the U.S. economy continues to look good. The unprecedented streak of job creation has continued uninterrupted, and unemployment is bouncing along historic lows at 3.7%. The consumer remains resilient and inflation is tepid. On the flip side, however, U.S. trade policy seems to be evolving, with new tariffs threatened and implemented. The markets generally dislike this type of trade turmoil and uncertainty, and the ongoing tensions between the United States and China (and other trading partners) threaten to upend global supply chains and hinder economic growth.

It's not just the stock market that has been dealing with volatility. The bond market also has experienced volatility, due largely to the U.S. Federal Reserve's (the "Fed") famous "pivot" in late 2018. Against the backdrop of rapidly falling equities in the fourth quarter of 2018, the Fed signaled that its next policy move would be to lower--not increase--short-term interest rates. This immediately altered the yield environment.

Meanwhile, the U.S. Treasury yield curve continued to flatten and, in fact, inverted--whereby shorter-term yields became higher than longer-term

================================================================================

================================================================================

yields. Such a yield-curve inversion is a worrying sign as it sometimes, but not always, portends to a recession.

Although we are not predicting a recession, we must acknowledge that risks have increased for an economic slowdown. Given that the current run in stocks is more than a decade old, it's important for investors to keep perspective that the bull market cannot continue forever. Therefore, now may be an opportune time for investors to ensure that their portfolios are well diversified and that their overall allocation is appropriate for their particular risk appetite.

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc., ("Victory Holdings"), a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). In connection with the Transaction, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019, and Victory Capital became the investment adviser to each USAA Mutual Fund. On the following pages, you will find information relating to your USAA Investments, which is now a Victory Capital Investment Franchise. If you have any questions about your investments, we encourage you to engage your financial advisor or else contact us directly at 800-235-8396 or visit usaa.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we value the opportunity to help you meet your investment goals.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            6

SHAREHOLDER VOTING RESULTS                                                    12

FINANCIAL INFORMATION

   Distributions to Shareholders                                              13

   Report of Independent Registered
     Public Accounting Firm                                                   14

   Portfolio of Investments                                                   15

   Notes to Portfolio of Investments                                          38

   Financial Statements                                                       44

   Notes to Financial Statements                                              48

   Financial Highlights                                                       66

EXPENSE EXAMPLE                                                               70

ADVISORY AGREEMENT(S)                                                         73

TRUSTEES' AND OFFICERS' INFORMATION                                           91

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY VICTORY CAPITAL MANAGEMENT INC. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Investments, A Victory Capital Investment Franchise

    BRIAN W. SMITH, CFA, CPA                    R. NEAL GRAVES, CFA, CPA
    JULIANNE BASS, CFA                          KURT DAUM, JD
    JAMES F. JACKSON Jr., CFA                   JOHN SPEAR, CFA

--------------------------------------------------------------------------------

o WHAT WERE MARKET CONDITIONS DURING THE 12-MONTH REPORTING PERIOD ENDED JULY 31, 2019?

    When the reporting period started in August 2018, investors expected the U.S. Federal Reserve (the "Fed") to continue raising short-term interest rates into 2019. This outlook changed in November 2018, as investors grew concerned about a potential trade war between the United States and China, uncertainty related to the United Kingdom's exit from the European Union, slowing global economic growth, a stronger U.S. dollar, and the possibility of a U.S. government shutdown. Interest rates on maturities of six months and longer began to trend downward, pushing bond prices higher. Investors' concerns persisted into December 2018, which also was notable for the beginning of a U.S. government shutdown that lasted 35 days. Although Fed officials raised short-term interest rates at the December policy meeting, their tone turned more dovish. In March 2019, the Fed left rates unchanged and indicated it would stop its balance sheet runoff earlier than expected. (Since October 2017, the Fed has been trimming its balance sheet by gradually decreasing the reinvestment of maturing holdings of U.S. Treasury and government-sponsored mortgage-backed securities.) These actions, along with the Fed's softer language about the U.S. economy, generally sent interest rates lower, with the market anticipating zero Fed interest rate increase in the 2019 calendar year. In June 2019, Fed policymakers indicated an interest rate cut was possible if the economic outlook weakened. The bond market responded by pricing in an interest

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    rate cut as soon as July 2019. On July 31, 2019, the Fed cut short-term interest rates and said it would end its balance sheet reduction on August 1, 2019, two months earlier than previously announced.

    During the 12-month reporting period, U.S. Treasury yields fell along the curve, except those on one-month and three-month maturities, which ended the period higher than they began. The two-year U.S. Treasury yield decreased 80 basis points, while 10-year and 30-year U.S. Treasury yields dropped 95 and 56 basis points, respectively. (A basis point is 1/100th of a percentage point.) Expectations about Fed monetary policy also led to an inversion in the very short end of the curve, with the 10-year U.S. Treasury yield falling below the one-month U.S. Treasury yield. The inversion occurred as the U.S. entered its tenth year of recovery from the financial crisis, with ongoing economic growth and strong employment levels.

                          o U.S. TREASURY YIELD CURVE o

                      [CHART OF U.S. TREASURY YIELD CURVE]

                         YIELD (MID CONVENTIONAL %)               YIELD (CHANGE
MATURITY           07/31/19 YIELD          07/31/18 YIELD        IN BASIS POINTS)
1M                     1.988                   1.885                  10.2
3M                     2.062                    2.02                   4.1
6M                     2.067                   2.191                 -12.4
1Y                     1.985                   2.409                 -42.4
2Y                     1.872                   2.669                 -79.7
3Y                     1.826                   2.766                   -94
5Y                     1.827                   2.848                -102.1
7Y                     1.913                   2.925                -101.1
10Y                    2.014                    2.96                 -94.5
30Y                    2.525                   3.082                 -55.7

                                   [END CHART]

                         Source: Bloomberg Finance L.P.

================================================================================

2  | USAA SHORT-TERM BOND FUND

================================================================================

    With the exception of high-yield spreads, credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) ended the reporting period largely unchanged. AAA and BBB spreads widened by four and two basis points, respectively. AA spreads were flat, while A spreads tightened by eight basis points. High-yield spreads widened by 35 basis points. (Spreads are generally considered an indication of risk; the wider the spread, the greater the perceived risk.)

               o BLOOMBERG BARCLAYS U.S. AGGREGATE CREDIT INDEX o
                         AVERAGE OPTION ADJUSTED SPREAD

            [CHART OF BLOOMBERG BARCLAYS U.S. AGGREGATE CREDIT INDEX]

                                                                 AVERAGE OPTION
DATE                                                             ADJUSTED SPREAD
 7/31/2018                                                            1.03
  8/1/2018                                                            1.03
  8/2/2018                                                            1.03
  8/3/2018                                                            1.03
  8/6/2018                                                            1.03
  8/7/2018                                                            1.02
  8/8/2018                                                            1.03
  8/9/2018                                                            1.04
 8/10/2018                                                            1.07
 8/13/2018                                                            1.07
 8/14/2018                                                            1.06
 8/15/2018                                                            1.07
 8/16/2018                                                            1.06
 8/17/2018                                                            1.06
 8/20/2018                                                            1.06
 8/21/2018                                                            1.06
 8/22/2018                                                            1.07
 8/23/2018                                                            1.07
 8/24/2018                                                            1.07
 8/27/2018                                                            1.06
 8/28/2018                                                            1.06
 8/29/2018                                                            1.06
 8/30/2018                                                            1.07
 8/31/2018                                                            1.08
  9/3/2018                                                            1.08
  9/4/2018                                                            1.08
  9/5/2018                                                            1.09
  9/6/2018                                                            1.08
  9/7/2018                                                            1.07
 9/10/2018                                                            1.07
 9/11/2018                                                            1.06
 9/12/2018                                                            1.05
 9/13/2018                                                            1.04
 9/14/2018                                                            1.03
 9/17/2018                                                            1.03
 9/18/2018                                                            1.02
 9/19/2018                                                            1.02
 9/20/2018                                                            1.01
 9/21/2018                                                               1
 9/24/2018                                                            1.01
 9/25/2018                                                            1.01
 9/26/2018                                                            1.01
 9/27/2018                                                               1
 9/28/2018                                                               1
 10/1/2018                                                               1
 10/2/2018                                                               1
 10/3/2018                                                            0.99
 10/4/2018                                                               1
 10/5/2018                                                               1
 10/9/2018                                                               1
10/10/2018                                                            1.01
10/11/2018                                                            1.02
10/12/2018                                                            1.03
10/15/2018                                                            1.03
10/16/2018                                                            1.03
10/17/2018                                                            1.04
10/18/2018                                                            1.04
10/19/2018                                                            1.05
10/22/2018                                                            1.05
10/23/2018                                                            1.07
10/24/2018                                                            1.08
10/25/2018                                                            1.09
10/26/2018                                                            1.11
10/29/2018                                                            1.11
10/30/2018                                                            1.12
10/31/2018                                                            1.12
 11/1/2018                                                            1.13
 11/2/2018                                                            1.11
 11/5/2018                                                             1.1
 11/6/2018                                                            1.09
 11/7/2018                                                            1.07
 11/8/2018                                                            1.08
 11/9/2018                                                            1.09
11/13/2018                                                            1.13
11/14/2018                                                            1.16
11/15/2018                                                            1.21
11/16/2018                                                            1.21
11/19/2018                                                            1.22
11/20/2018                                                            1.25
11/21/2018                                                            1.23
11/23/2018                                                            1.24
11/26/2018                                                            1.24
11/27/2018                                                            1.25
11/28/2018                                                            1.26
11/29/2018                                                            1.27
11/30/2018                                                            1.29
 12/3/2018                                                            1.28
 12/4/2018                                                            1.31
 12/6/2018                                                            1.36
 12/7/2018                                                            1.35
12/10/2018                                                            1.36
12/11/2018                                                            1.35
12/12/2018                                                            1.32
12/13/2018                                                            1.31
12/14/2018                                                            1.31
12/17/2018                                                            1.32
12/18/2018                                                            1.33
12/19/2018                                                            1.34
12/20/2018                                                            1.37
12/21/2018                                                            1.38
12/24/2018                                                             1.4
12/26/2018                                                             1.4
12/27/2018                                                            1.42
12/28/2018                                                            1.41
12/31/2018                                                            1.43
  1/2/2019                                                            1.44
  1/3/2019                                                            1.47
  1/4/2019                                                            1.45
  1/7/2019                                                            1.43
  1/8/2019                                                            1.41
  1/9/2019                                                            1.38
 1/10/2019                                                            1.38
 1/11/2019                                                            1.37
 1/14/2019                                                            1.37
 1/15/2019                                                            1.37
 1/16/2019                                                            1.35
 1/17/2019                                                            1.33
 1/18/2019                                                            1.29
 1/22/2019                                                            1.29
 1/23/2019                                                            1.27
 1/24/2019                                                            1.26
 1/25/2019                                                            1.24
 1/28/2019                                                            1.24
 1/29/2019                                                            1.23
 1/30/2019                                                            1.23
 1/31/2019                                                            1.21
  2/1/2019                                                            1.19
  2/4/2019                                                            1.18
  2/5/2019                                                            1.16
  2/6/2019                                                            1.17
  2/7/2019                                                            1.19
  2/8/2019                                                            1.19
 2/11/2019                                                            1.19
 2/12/2019                                                            1.18
 2/13/2019                                                            1.17
 2/14/2019                                                            1.19
 2/15/2019                                                            1.18
 2/19/2019                                                            1.18
 2/20/2019                                                            1.18
 2/21/2019                                                            1.17
 2/22/2019                                                            1.17
 2/25/2019                                                            1.16
 2/26/2019                                                            1.16
 2/27/2019                                                            1.16
 2/28/2019                                                            1.14
  3/1/2019                                                            1.13
  3/4/2019                                                            1.13
  3/5/2019                                                            1.13
  3/6/2019                                                            1.14
  3/7/2019                                                            1.15
  3/8/2019                                                            1.16
 3/11/2019                                                            1.15
 3/12/2019                                                            1.14
 3/13/2019                                                            1.14
 3/14/2019                                                            1.14
 3/15/2019                                                            1.13
 3/18/2019                                                            1.12
 3/19/2019                                                            1.12
 3/20/2019                                                            1.13
 3/21/2019                                                            1.11
 3/22/2019                                                            1.12
 3/25/2019                                                            1.12
 3/26/2019                                                            1.11
 3/27/2019                                                            1.12
 3/28/2019                                                            1.12
 3/29/2019                                                            1.13
  4/1/2019                                                            1.12
  4/2/2019                                                            1.12
  4/3/2019                                                            1.11
  4/4/2019                                                             1.1
  4/5/2019                                                            1.09
  4/8/2019                                                            1.09
  4/9/2019                                                            1.08
 4/10/2019                                                            1.08
 4/11/2019                                                            1.06
 4/12/2019                                                            1.04
 4/15/2019                                                            1.04
 4/16/2019                                                            1.03
 4/17/2019                                                            1.04
 4/18/2019                                                            1.04
 4/22/2019                                                            1.05
 4/23/2019                                                            1.04
 4/24/2019                                                            1.04
 4/25/2019                                                            1.04
 4/26/2019                                                            1.04
 4/29/2019                                                            1.04
 4/30/2019                                                            1.04
  5/1/2019                                                            1.05
  5/2/2019                                                            1.06
  5/3/2019                                                            1.06
  5/6/2019                                                            1.07
  5/7/2019                                                            1.08
  5/8/2019                                                            1.08
  5/9/2019                                                             1.1
 5/10/2019                                                             1.1
 5/13/2019                                                            1.12
 5/14/2019                                                            1.11
 5/15/2019                                                            1.12
 5/16/2019                                                            1.11
 5/17/2019                                                            1.11
 5/20/2019                                                            1.11
 5/21/2019                                                            1.11
 5/22/2019                                                            1.12
 5/23/2019                                                            1.15
 5/24/2019                                                            1.15
 5/28/2019                                                            1.16
 5/29/2019                                                            1.19
 5/30/2019                                                            1.17
 5/31/2019                                                             1.2
  6/3/2019                                                            1.22
  6/4/2019                                                            1.21
  6/5/2019                                                             1.2
  6/6/2019                                                             1.2
  6/7/2019                                                             1.2
 6/10/2019                                                            1.18
 6/11/2019                                                            1.17
 6/12/2019                                                            1.18
 6/13/2019                                                            1.19
 6/14/2019                                                            1.19
 6/17/2019                                                            1.19
 6/18/2019                                                            1.17
 6/19/2019                                                            1.16
 6/20/2019                                                            1.13
 6/21/2019                                                            1.11
 6/24/2019                                                             1.1
 6/25/2019                                                            1.11
 6/26/2019                                                             1.1
 6/27/2019                                                             1.1
 6/28/2019                                                            1.09
  7/1/2019                                                            1.07
  7/2/2019                                                            1.08
  7/3/2019                                                            1.07
  7/5/2019                                                            1.07
  7/8/2019                                                            1.07
  7/9/2019                                                            1.07
 7/10/2019                                                            1.07
 7/11/2019                                                            1.07
 7/12/2019                                                            1.06
 7/15/2019                                                            1.06
 7/16/2019                                                            1.06
 7/17/2019                                                            1.07
 7/18/2019                                                            1.07
 7/19/2019                                                            1.06
 7/22/2019                                                            1.06
 7/23/2019                                                            1.04
 7/24/2019                                                            1.03
 7/25/2019                                                            1.02
 7/26/2019                                                            1.02
 7/29/2019                                                            1.02
 7/30/2019                                                            1.03
 7/31/2019                                                            1.03

                                   [END CHART]

o HOW DID THE USAA SHORT-TERM BOND FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. For the reporting period ended July 31, 2019, the

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares had total returns of 4.43%, 4.42%, 4.17%, and 4.50%, respectively. This compares to returns of 4.67% for the Bloomberg Barclays 1-3 Year Credit Index (the "Index") and 4.18% for the Lipper Short Investment Grade Debt Funds Index. At the same time, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares provided a one-year dividend yield of 2.65%, 2.75%, 2.41%, and 2.83%, respectively, compared to 2.51% for the Lipper Short Investment Grade Debt Funds Average.

    Victory Capital Management Inc. (the "Manager" or "Victory Capital") is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    The Fund earned a positive total return during the reporting period and outperformed the Index, driven primarily by coupon income and the decline in U.S. Treasury yields.

    Reflecting the portfolio's diversification, these results were spread among a variety of sectors. Within corporate bonds, the Fund benefited from investments in aerospace and defense, life insurance, real estate investment trusts, utilities, and banks. Holdings of residential mortgage-backed securities also added to relative returns. Certain other market segments weighed on relative performance, although they generally produced positive returns. These included oil field services, consumer cyclicals, and airlines, as well U.S. Treasury securities. In addition, the Fund's cash position was a drag on performance as bond prices rose during the reporting period. We continued to adhere to our disciplined investment approach, which is to maintain an attractive yield with an acceptable level of risk.

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

4  | USAA SHORT-TERM BOND FUND

================================================================================

    To identify attractive investment opportunities, we worked with our in-house team of analysts, continuing to build the portfolio bond-by-bond, through fundamental bottom-up analysis. We seek ideas where our fundamental understanding of the credit risk is different than the market. This approach, we believe, will generate total returns that may outperform our Lipper peers over the long run, with less volatility. Our analysts review all securities considered for purchase and assign their own independent credit rating. As always, they continuously monitor every holding in the Fund. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

    Thank you for allowing us to help you with your investment needs.

    Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/19 o

------------------------------------------------------------------------------------------------
                                                                        SINCE            DATE
                               1 YEAR      5 YEAR      10 YEAR        INCEPTION*       INCEPTION
------------------------------------------------------------------------------------------------
Fund Shares                     4.43%       2.02%       2.74%            -                 -
Institutional Shares            4.42%       2.11%       2.88%            -                 -
Adviser Shares                  4.17%       1.80%          -           1.99%             8/01/10
R6 Shares                       4.50%          -           -           2.91%            12/01/16
Bloomberg Barclays
  1-3 Year Credit Index**
  (reflects no deduction
  for fees, expenses, or
  taxes)                        4.67%       1.95%       2.48%            -                 -
Lipper Short Investment
  Grade Debt Funds
  Index*** (reflects no
  deduction for taxes)          4.18%       1.75%       2.41%            -                 -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged broad-based Bloomberg Barclays 1-3 Year Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority, and non-U.S. agency bonds that have a remaining maturity of at least one year and less than three years.

***The unmanaged Lipper Short Investment Grade Debt Funds Index tracks the total return performance of funds in the Lipper Short Investment Grade Debt Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA SHORT-TERM BOND FUND

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED JULY 31, 2019

--------------------------------------------------------------------------------
              TOTAL RETURN       =     DIVIDEND RETURN       +      PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS          2.74%          =         2.38%             +          0.36%
5 YEARS           2.02%          =         2.05%             +         -0.03%
1 YEAR            4.43%          =         2.76%             +          1.67%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JULY 31, 2010 - JULY 31, 2019

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                    TOTAL RETURN       DIVIDEND RETURN     CHANGE IN SHARE PRICE
7/31/2010               7.52%              3.92%                   3.60%
7/31/2011               2.85%              2.96%                  -0.11%
7/31/2012               3.21%              2.78%                   0.43%
7/31/2013               1.61%              2.14%                  -0.53%
7/31/2014               2.28%              1.84%                   0.44%
7/31/2015               0.83%              1.65%                  -0.82%
7/31/2016               2.34%              1.79%                   0.55%
7/31/2017               2.02%              1.91%                   0.11%
7/31/2018               0.54%              2.17%                  -1.63%
7/31/2019               4.43%              2.76%                   1.67%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                        O GROWTH OF $10,000 INVESTMENT O

                     [CHART OF GROWTH OF $10,000 INVESTMENT]


                      USAA SHORT-TERM       BLOOMBERG BARCLAYS         LIPPER SHORT
                         BOND FUND               1-3 YEAR            INVESTMENT GRADE
                          SHARES               CREDIT INDEX             FUNDS INDEX
 7/31/2009              $10,000.00              $10,000.00              $10,000.00
 8/31/2009               10,117.00               10,100.59               10,118.23
 9/30/2009               10,225.00               10,175.33               10,207.38
10/31/2009               10,304.00               10,238.71               10,320.82
11/30/2009               10,389.00               10,327.23               10,346.98
12/31/2009               10,358.00               10,308.46               10,362.66
 1/31/2010               10,480.00               10,402.28               10,467.39
 2/28/2010               10,512.00               10,431.40               10,492.52
 3/31/2010               10,531.00               10,460.05               10,525.20
 4/30/2010               10,598.00               10,505.13               10,611.75
 5/31/2010               10,612.00               10,473.75               10,595.27
 6/30/2010               10,675.00               10,530.66               10,657.24
 7/31/2010               10,750.00               10,626.58               10,738.54
 8/31/2010               10,801.00               10,667.53               10,798.79
 9/30/2010               10,840.00               10,722.89               10,835.32
10/31/2010               10,878.00               10,767.81               10,881.71
11/30/2010               10,869.00               10,740.64               10,848.91
12/31/2010               10,850.00               10,736.67               10,833.97
 1/31/2011               10,885.00               10,776.45               10,862.71
 2/28/2011               10,900.00               10,795.84               10,891.30
 3/31/2011               10,903.00               10,798.56               10,894.23
 4/30/2011               10,978.00               10,872.06               10,960.82
 5/31/2011               11,014.00               10,915.89               11,007.02
 6/30/2011               11,017.00               10,913.40               10,991.13
 7/31/2011               11,056.00               10,958.56               11,046.03
 8/31/2011               11,046.00               10,930.14               10,990.09
 9/30/2011               11,039.00               10,885.68               10,972.17
10/31/2011               11,087.00               10,950.23               11,000.35
11/30/2011               11,090.00               10,900.71               10,962.54
12/31/2011               11,117.00               10,924.77               11,000.54
 1/31/2012               11,189.00               11,031.04               11,097.76
 2/29/2012               11,228.00               11,076.35               11,138.33
 3/31/2012               11,242.00               11,096.67               11,157.74
 4/30/2012               11,291.00               11,117.30               11,197.30
 5/31/2012               11,290.00               11,098.85               11,193.05
 6/30/2012               11,327.00               11,128.28               11,221.42
 7/31/2012               11,411.00               11,201.70               11,298.68
 8/31/2012               11,448.00               11,240.55               11,336.80
 9/30/2012               11,493.00               11,279.48               11,383.45
10/31/2012               11,540.00               11,306.42               11,407.18
11/30/2012               11,562.00               11,311.94               11,423.75
12/31/2012               11,571.00               11,327.67               11,436.14
 1/31/2013               11,589.00               11,343.40               11,446.56
 2/28/2013               11,624.00               11,365.12               11,471.50
 3/31/2013               11,656.00               11,375.24               11,482.91
 4/30/2013               11,702.00               11,406.93               11,519.13
 5/31/2013               11,647.00               11,394.00               11,479.08
 6/30/2013               11,551.00               11,355.15               11,393.73
 7/31/2013               11,595.00               11,399.14               11,429.89
 8/31/2013               11,577.00               11,394.16               11,411.50
 9/30/2013               11,632.00               11,436.98               11,461.52
10/31/2013               11,688.00               11,475.99               11,506.65
11/30/2013               11,708.00               11,503.62               11,528.85
12/31/2013               11,688.00               11,492.02               11,514.13
 1/31/2014               11,758.00               11,523.48               11,553.47
 2/28/2014               11,789.00               11,550.88               11,585.24
 3/31/2014               11,780.00               11,546.13               11,573.02
 4/30/2014               11,823.00               11,572.45               11,605.00
 5/31/2014               11,865.00               11,605.85               11,639.60
 6/30/2014               11,869.00               11,600.87               11,646.86
 7/31/2014               11,859.00               11,598.14               11,631.04
 8/31/2014               11,889.00               11,622.51               11,647.26
 9/30/2014               11,866.00               11,606.32               11,634.77
10/31/2014               11,896.00               11,637.92               11,656.71
11/30/2014               11,912.00               11,655.21               11,668.10
12/31/2014               11,882.00               11,620.17               11,628.56
 1/31/2015               11,925.00               11,680.59               11,677.65
 2/28/2015               11,929.00               11,677.79               11,686.65
 3/31/2015               11,957.00               11,701.92               11,710.49
 4/30/2015               11,961.00               11,722.16               11,727.03
 5/31/2015               11,978.00               11,734.08               11,737.09
 6/30/2015               11,956.00               11,715.31               11,718.84
 7/31/2015               11,959.00               11,722.79               11,725.50
 8/31/2015               11,935.00               11,708.15               11,705.76
 9/30/2015               11,952.00               11,743.42               11,714.11
10/31/2015               11,955.00               11,754.55               11,727.13
11/30/2015               11,932.00               11,742.95               11,713.96
12/31/2015               11,885.00               11,719.36               11,680.08
 1/31/2016               11,914.00               11,757.82               11,706.03
 2/29/2016               11,918.00               11,764.13               11,706.05
 3/31/2016               12,029.00               11,853.04               11,782.48
 4/30/2016               12,103.00               11,894.15               11,828.79
 5/31/2016               12,107.00               11,892.59               11,834.31
 6/30/2016               12,193.00               11,968.50               11,898.88
 7/31/2016               12,238.00               11,987.81               11,927.97
 8/31/2016               12,257.00               11,987.18               11,935.51
 9/30/2016               12,291.00               11,999.02               11,955.68
10/31/2016               12,296.00               12,001.59               11,957.92
11/30/2016               12,209.00               11,951.22               11,911.37
12/31/2016               12,242.00               11,966.63               11,924.26
 1/31/2017               12,287.00               12,000.11               11,954.26
 2/28/2017               12,319.00               12,034.91               11,983.99
 3/31/2017               12,327.00               12,044.41               11,996.95
 4/30/2017               12,386.00               12,075.63               12,027.48
 5/31/2017               12,433.00               12,104.12               12,058.86
 6/30/2017               12,440.00               12,109.34               12,066.28
 7/31/2017               12,485.00               12,152.94               12,100.97
 8/31/2017               12,518.00               12,177.93               12,126.81
 9/30/2017               12,514.00               12,174.04               12,128.40
10/31/2017               12,533.00               12,181.51               12,136.91
11/30/2017               12,513.00               12,154.73               12,123.62
12/31/2017               12,522.00               12,165.01               12,135.39
 1/31/2018               12,503.00               12,141.96               12,117.59
 2/28/2018               12,472.00               12,118.61               12,102.41
 3/31/2018               12,482.00               12,127.09               12,109.33
 4/30/2018               12,478.00               12,131.92               12,112.83
 5/31/2018               12,530.00               12,177.54               12,145.32
 6/30/2018               12,528.00               12,178.48               12,147.80
 7/31/2018               12,553.00               12,201.99               12,176.55
 8/31/2018               12,608.00               12,250.18               12,214.40
 9/30/2018               12,618.00               12,254.31               12,221.51
10/31/2018               12,603.00               12,258.43               12,221.54
11/30/2018               12,620.00               12,275.17               12,230.58
12/31/2018               12,677.00               12,363.93               12,275.90
 1/31/2019               12,774.00               12,445.83               12,362.79
 2/28/2019               12,818.00               12,480.79               12,406.56
 3/31/2019               12,919.00               12,571.41               12,485.34
 4/30/2019               12,963.00               12,608.08               12,538.85
 5/31/2019               13,023.00               12,683.29               12,598.55
 6/30/2019               13,108.00               12,764.96               12,671.60
 7/31/2019               13,108.00               12,772.20               12,684.99

                                   [END CHART]

                       Data from 7/31/09 through 7/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Shares to the benchmarks listed above (see page 6 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Debt Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA SHORT-TERM BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                USAA SHORT-TERM                  LIPPER SHORT
                                   BOND FUND                   INVESTMENT GRADE
                                    SHARES                    DEBT FUNDS AVERAGE
7/31/2010                           3.68%                            2.53%
7/31/2011                           2.92%                            2.10%
7/31/2012                           2.71%                            1.83%
7/31/2013                           2.14%                            1.47%
7/31/2014                           1.82%                            1.25%
7/31/2015                           1.66%                            1.47%
7/31/2016                           1.75%                            1.53%
7/31/2017                           1.89%                            1.62%
7/31/2018                           2.20%                            1.98%
7/31/2019                           2.65%                            2.51%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/10 through 7/31/19.

The Lipper Short Investment Grade Debt Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                       o PORTFOLIO RATINGS MIX - 7/31/19 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        23.0%
AA                                                                          8.1%
A                                                                          22.7%
BBB                                                                        41.7%
BELOW INVESTMENT-GRADE                                                      4.0%
NON-RATED                                                                   0.5%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Funds' investments. Victory Capital (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Funds' securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

10  | USAA SHORT-TERM BOND FUND

================================================================================

                         o ASSET ALLOCATION - 7/31/19 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      47.8%
ASSET-BACKED SECURITIES                                                    14.8%
EURODOLLAR AND YANKEE OBLIGATIONS                                          14.5%
U.S. TREASURY SECURITIES                                                    5.9%
MUNICIPAL OBLIGATIONS                                                       4.5%
COMMERCIAL MORTGAGE SECURITIES                                              2.9%
MONEY MARKET INSTRUMENTS                                                    2.6%
COLLATERALIZED LOAN OBLIGATIONS                                             1.7%
BANK LOANS                                                                  1.6%
PREFERRED STOCKS                                                            1.2%
U.S. GOVERNMENT AGENCY ISSUES                                               1.1%
FOREIGN GOVERNMENT OBLIGATIONS                                              1.0%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust ("Trust"). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"), an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby USAA Asset Management Company ("AMCO") was acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital.

                            NUMBER OF SHARES VOTING
-------------------------------------------------------------------------------
    FOR                            AGAINST                             ABSTAIN
-------------------------------------------------------------------------------
269,915,048                       5,801,347                           4,454,186

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested person" as defined in the Investment Company Act of 1940, as amended (1940 Act) ("Interested Trustee"); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                         NUMBER OF SHARES VOTING
------------------------------------------------------------------------------
TRUSTEES                            FOR                         VOTES WITHHELD
------------------------------------------------------------------------------
David C. Brown                 8,299,565,565                      820,887,736
John C. Walters                8,317,935,885                      802,517,416

================================================================================

12  | USAA SHORT-TERM BOND FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2019:

  LONG-TERM
 CAPITAL GAIN                            QUALIFIED INTEREST
DISTRIBUTIONS(1)                               INCOME
-----------------------------------------------------------
   $476,000                                  $83,744,000
-----------------------------------------------------------

(1)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SHORT-TERM BOND FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Short-Term Bond Fund (the "Fund") (one of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the USAA Mutual Funds Trust) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. f ederal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 20, 2019

================================================================================

14  | USAA SHORT-TERM BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2019

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                               COUPON                                 VALUE
(000)         SECURITY                                                RATE             MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
              BONDS (95.9%)

              ASSET-BACKED SECURITIES (14.8%)

              ASSET BACKED SECURITIES (14.5%)
              -------------------------------
              AUTOMOBILE ABS (10.4%)
$   10,000    AmeriCredit Automobile Receivables Trust                2.24%            4/08/2022       $    9,966
     5,000    AmeriCredit Automobile Receivables Trust                3.65             5/09/2022            5,058
     2,857    AmeriCredit Automobile Receivables Trust                3.15             3/20/2023            2,889
     5,000    AmeriCredit Automobile Receivables Trust                2.60             9/18/2023            4,989
     2,580    ARI Fleet Lease Trust(a)                                2.55            10/15/2026            2,581
     6,063    ARI Fleet Lease Trust(a)                                2.84            10/15/2026            6,107
     5,000    ARI Fleet Lease Trust(a)                                2.53            11/15/2027            5,006
     3,381    Avis Budget Rental Car Funding AESOP, LLC(a)            2.50             2/20/2021            3,380
     3,500    Avis Budget Rental Car Funding AESOP, LLC(a)            3.29             2/20/2021            3,503
     2,827    Avis Budget Rental Car Funding AESOP, LLC(a)            4.94             6/20/2022            2,894
     5,000    Avis Budget Rental Car Funding AESOP, LLC(a)            3.36            11/20/2022            5,043
     3,300    Avis Budget Rental Car Funding AESOP, LLC(a)            3.35             9/22/2025            3,393
     5,455    Bank of The West Auto Trust(a)                          2.33             9/15/2023            5,463
     5,000    Bank of The West Auto Trust(a)                          3.59            12/15/2023            5,148
     5,000    Bank of The West Auto Trust(a)                          2.96             2/15/2024            5,055
     3,300    Bank of The West Auto Trust(a)                          2.76             1/15/2025            3,319
     1,400    Bank of The West Auto Trust(a)                          2.90             4/15/2025            1,408
     4,576    California Republic Auto Receivables Trust              2.53             6/15/2021            4,573
     5,000    Canadian Pacer Auto Receivables Trust(a)                3.47             2/19/2023            5,098
     1,250    Canadian Pacer Auto Receivables Trust(a)                3.63             1/19/2024            1,284
     5,000    Canadian Pacer Auto Receivables Trust(a)                3.82             4/19/2024            5,070
     1,376    Centre Point Funding, LLC(a)                            2.61             8/20/2021            1,369
     2,310    Chesapeake Funding II, LLC(a)                           3.04             4/15/2030            2,327
     4,304    Chesapeake Funding II, LLC(a)                           3.23             8/15/2030            4,339
     6,000    Chesapeake Funding II, LLC(a)                           3.11             4/15/2031            6,098
     3,985    Credit Acceptance Auto Loan Trust(a)                    4.29            11/15/2024            3,986
     2,711    Credit Acceptance Auto Loan Trust(a)                    2.55             2/17/2026            2,711
     1,500    Credit Acceptance Auto Loan Trust(a)                    3.21             8/17/2026            1,509
     3,030    Credit Acceptance Auto Loan Trust(a)                    3.01             2/16/2027            3,041
    11,000    Credit Acceptance Auto Loan Trust(a)                    3.60             4/15/2027           11,201
     2,348    Credit Acceptance Auto Loan Trust(a)                    3.55             8/15/2027            2,385
     4,850    Credit Acceptance Auto Loan Trust(a)                    3.35             6/15/2026            4,869
    10,000    Drive Auto Receivables Trust                            3.22             3/15/2023           10,026

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                               COUPON                                 VALUE
(000)         SECURITY                                                RATE             MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
$    5,000    Drive Auto Receivables Trust                            4.14%            8/15/2024       $    5,107
     2,805    Drive Auto Receivables Trust                            4.30             9/16/2024            2,881
     3,500    Drive Auto Receivables Trust                            3.66            11/15/2024            3,540
     1,072    Drive Auto Receivables Trust(a)                         4.59             1/17/2023            1,078
     5,000    Drive Auto Receivables Trust                            3.68             7/15/2023            5,070
     2,325    Enterprise Fleet Financing, LLC(a)                      2.04             2/22/2022            2,320
     1,730    Enterprise Fleet Financing, LLC(a)                      2.13             7/20/2022            1,728
    10,000    Enterprise Fleet Financing, LLC(a)                      2.60             7/20/2022           10,003
       672    Enterprise Fleet Financing, LLC(a)                      1.97             1/20/2023              671
     2,344    Enterprise Fleet Financing, LLC(a)                      2.36             5/20/2023            2,340
        81    Exeter Automobile Receivables Trust(a)                  4.10            12/15/2020               81
       512    Exeter Automobile Receivables Trust(a)                  2.05            12/15/2021              512
     3,175    Exeter Automobile Receivables Trust(a)                  5.83            12/15/2021            3,240
     1,393    Exeter Automobile Receivables Trust(a)                  2.90             1/18/2022            1,394
     4,285    Exeter Automobile Receivables Trust(a)                  2.75             4/15/2022            4,287
     2,276    Exeter Automobile Receivables Trust(a)                  2.82             5/16/2022            2,277
     4,209    Exeter Automobile Receivables Trust(a)                  3.27             5/16/2022            4,222
     4,000    Exeter Automobile Receivables Trust(a)                  3.97             9/15/2023            4,074
     5,000    Exeter Automobile Receivables Trust(a)                  3.30             3/15/2024            5,045
     3,490    Exeter Automobile Receivables Trust(a)                  2.79             5/15/2024            3,483
     2,500    Exeter Automobile Receivables Trust(a)                  4.35             6/17/2024            2,589
     5,695    First Investors Auto Owner Trust(a)                     3.56             9/15/2023            5,758
     1,170    GM Financial Consumer Automobile Receivables Trust      2.08             1/19/2021            1,169
     8,000    OneMain Direct Auto Receivables Trust(a)                2.55            11/14/2023            7,993
     3,033    OSCAR U.S. Funding Trust IX, LLC(a)                     3.15             8/10/2021            3,041
     5,000    OSCAR U.S. Funding Trust IX, LLC(a)                     3.39             9/12/2022            5,057
     4,000    OSCAR U.S. Funding Trust VI, LLC(a)                     3.30             5/10/2024            4,042
     3,980    OSCAR U.S. Funding Trust VII, LLC(a)                    2.45            12/10/2021            3,977
     5,000    OSCAR U.S. Funding Trust VIII, LLC(a)                   3.23             5/10/2022            5,037
     2,678    Prestige Auto Receivables Trust(a)                      3.05             4/15/2021            2,678
     2,500    Prestige Auto Receivables Trust(a)                      2.39             5/16/2022            2,496
     2,468    Prestige Auto Receivables Trust(a)                      2.88            11/15/2022            2,471
     2,139    Santander Drive Auto Receivables Trust                  2.66            11/15/2021            2,139
     4,792    Santander Drive Auto Receivables Trust                  3.52            12/15/2022            4,827
     5,000    Securitized Term Auto Receivables Trust(a)              2.21             6/25/2021            4,990
     3,906    Securitized Term Auto Receivables Trust(a)              2.29             3/25/2022            3,897
       450    TCF Auto Receivables Owner Trust(a)                     2.55             4/15/2021              450
     5,000    TCF Auto Receivables Owner Trust "B"(a)                 2.92            10/17/2022            5,029
     4,250    United Airlines, Inc. Pass-Through Trust(a)             3.03             4/10/2024            4,273
     5,706    Westlake Automobile Receivables Trust(a)                2.67             5/17/2021            5,706
       981    Westlake Automobile Receivables Trust(a)                2.70            10/17/2022              981
     2,000    Westlake Automobile Receivables Trust(a)                3.28            12/15/2022            2,014
     5,000    Westlake Automobile Receivables Trust(a)                4.53             5/15/2023            5,107
     3,000    Westlake Automobile Receivables Trust(a)                3.61            10/16/2023            3,038

================================================================================

16  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                               COUPON                                 VALUE
(000)         SECURITY                                                RATE             MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
$    5,000    Westlake Automobile Receivables Trust(a)                4.00%            1/16/2024       $    5,095
     2,538    Wheels SPV, LLC(a)                                      1.87             5/20/2025            2,533
     4,000    World Omni Auto Receivables Trust                       3.87             8/15/2025            4,182
     5,000    World Omni Select Auto Trust(a)                         3.68             7/15/2023            5,084
                                                                                                       ----------
                                                                                                          314,094
                                                                                                       ----------
              CREDIT CARD ABS (1.4%)
     3,740    Evergreen Credit Card Trust(a)                          3.59             1/15/2023            3,782
     4,000    Evergreen Credit Card Trust(a)                          3.98             1/15/2023            4,047
     5,000    Master Credit Card Trust "A"(a)                         2.26             7/21/2021            4,995
     4,565    Synchrony Credit Card Master Note Trust                 2.95             5/15/2024            4,580
     5,000    Synchrony Credit Card Master Note Trust                 3.87             5/15/2026            5,137
    15,000    Synchrony Credit Card Master Note Trust "C"             2.56             6/15/2023           14,970
     5,000    Trillium Credit Card Trust ll(a)                        3.04             1/26/2024            5,050
                                                                                                       ----------
                                                                                                           42,561
                                                                                                       ----------
              OTHER ABS (2.4%)
       560    ARL Second, LLC(a)                                      2.92             6/15/2044              553
     1,951    BCC Funding XIII, LLC(a)                                4.78             8/20/2022            1,987
     5,878    BCC Funding XIV, LLC(a)                                 2.96             6/20/2023            5,898
     1,200    CNH Equipment Trust                                     2.47            12/16/2024            1,203
       263    Dell Equipment Finance Trust(a)                         2.14             4/22/2022              263
     1,000    Dell Equipment Finance Trust(a)                         2.95             4/22/2022            1,002
     1,750    Dell Equipment Finance Trust(a)                         2.73            10/24/2022            1,752
     1,185    Dell Equipment Finance Trust(a)                         3.44             4/24/2023            1,188
     1,407    Element Rail Leasing I, LLC(a)                          2.30             4/19/2044            1,394
    12,000    Element Rail Leasing I, LLC(a)                          3.67             4/19/2044           12,020
     5,000    Great America Leasing Receivables Funding, LLC(a)       2.83             6/17/2024            5,043
     2,900    MMAF Equipment Finance, LLC(a)                          2.41             8/16/2024            2,899
     2,454    NP SPE II, LLC(a)                                       3.37            10/21/2047            2,463
     5,000    Palmer Square Loan Funding Ltd.
                (3 mo. LIBOR + 0.85%)(b)                              1.00(c)          8/20/2027            5,000
     5,000    SBA Tower Trust(a)                                      2.90            10/15/2044            4,985
     7,529    SCF Equipment Leasing, LLC(a)                           3.77             1/20/2023            7,600
     1,746    SCF Equipment Leasing, LLC(a)                           3.41            12/20/2023            1,759
     3,000    SCF Equipment Leasing, LLC(a)                           3.23            10/20/2024            3,028
     5,500    SCF Equipment Leasing, LLC(a)                           3.49             1/20/2026            5,589
     2,767    Trinity Rail Leasing, LP(a)                             2.27             1/15/2043            2,715
     2,520    VB-S1 Issuer, LLC(a)                                    3.07             6/15/2046            2,517
                                                                                                       ----------
                                                                                                           70,858
                                                                                                       ----------
              STUDENT LOAN ABS (0.3%)
     1,512    College Loan Corp. Trust (3 mo. LIBOR + 0.49%)          2.79(c)          1/15/2037            1,443
     2,171    Iowa Student Loan Liquidity Corp.
                (3 mo. LIBOR + 0.35%)                                 2.70(c)          9/25/2037            1,986

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                               COUPON                                 VALUE
(000)         SECURITY                                                RATE             MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
$    1,048    Nelnet Student Loan Trust (3 mo. LIBOR + 0.28%)         2.62%(c)         9/22/2037       $    1,029
     3,422    SLM Private Education Loan Trust(a)                     2.50             3/15/2047            3,420
                                                                                                       ----------
                                                                                                            7,878
                                                                                                       ----------
              Total Asset Backed Securities                                                               435,391
                                                                                                       ----------
              FINANCIAL (0.3%)
              ----------------
              REITS (0.3%)
    10,000    SBA Tower Trust(a)                                      3.45             3/15/2023           10,193
                                                                                                       ----------
              Total Asset-Backed Securities (cost: $442,558)                                              445,584
                                                                                                       ----------

              BANK LOANS (1.6%)(d)

              CONSUMER, CYCLICAL (0.4%)
              -------------------------
              RETAIL (0.4%)
     5,000    CEC Entertainment, Inc.(b)                                 -(e)          2/14/2021            4,974
     5,701    Petsmart, Inc. (3 mo. LIBOR + 4.25%)                    6.38             3/11/2022            5,593
                                                                                                       ----------
              Total Consumer, Cyclical                                                                     10,567
                                                                                                       ----------
              CONSUMER, NON-CYCLICAL (0.1%)
              -----------------------------
              HEALTHCARE-SERVICES (0.1%)
     3,597    DaVita, Inc. (1 mo. LIBOR + 2.75%)                      5.13             6/24/2021            3,593
                                                                                                       ----------
              FINANCIAL (0.7%)
              ----------------
              REITS (0.7%)
    10,000    GLP Financing, LLC (1 mo. LIBOR + 1.50%)                3.74             4/28/2021            9,925
    12,686    Sabra Health Care Ltd. (1 mo. LIBOR + 1.45%)            3.69             8/17/2020           12,560
                                                                                                       ----------
              Total Financial                                                                              22,485
                                                                                                       ----------
              INDUSTRIAL (0.2%)
              -----------------
              HAND/MACHINE TOOLS (0.2%)
     7,264    Colfax Corp. (1 mo. LIBOR + 1.75%)                      3.98            12/17/2020            7,246
                                                                                                       ----------
              TECHNOLOGY (0.2%)
              -----------------
              COMPUTERS (0.2%)
     5,000    Dell International, LLC (1 mo. LIBOR + 1.75%)(b)           -(e)          9/07/2021            5,000
                                                                                                       ----------
              Total Bank Loans (cost: $49,022)                                                             48,891
                                                                                                       ----------

              COLLATERALIZED LOAN OBLIGATIONS (1.7%)

              ASSET BACKED SECURITIES (1.7%)
              ------------------------------
              OTHER ABS (1.7%)
     1,500    American Money Management Corp.
                (3 mo. LIBOR + 1.50%)(a)                              3.80(c)         10/15/2028            1,498
     3,000    Annisa Ltd. (1 mo. LIBOR + 1.10%)(a)                    3.38(c)          7/20/2031            2,973

================================================================================

18  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                               COUPON                                 VALUE
(000)         SECURITY                                                RATE             MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
$    6,750    Madison Park Funding Ltd. (1 mo. LIBOR + 1.16%)(a)      3.42%(c)         7/23/2029       $    6,754
    10,500    Oaktree EIF Ltd. (3 mo. LIBOR + 2.00%)(a)               4.28(c)         10/20/2027           10,524
     3,641    Palmer Square Loan Funding 2018-2 Ltd.
                (1 mo. LIBOR + 0.65%)(a)                              2.95(c)          7/15/2026            3,619
     1,970    Palmer Square Loan Funding 2018-2 Ltd.
                (1 mo. LIBOR + 1.05%)                                 3.35(c)          7/15/2026            1,929
     4,482    Palmer Square Loan Funding 2018-5 Ltd.
                (3 mo. LIBOR + 0.85%)(a)                              3.13(c)          1/20/2027            4,468
     3,000    Palmer Square Loan Funding 2019-2 Ltd.
                (3 mo. LIBOR + 0.97%)(a)                              3.49(c)          4/20/2027            2,999
     4,500    Race Point Ltd. (1 mo. LIBOR + 1.10%)                   3.38(c)          7/25/2031            4,458
     2,500    TIAA Ltd. (3 mo. LIBOR + 1.28%)(a)                      3.56(c)          4/20/2029            2,496
     3,250    Trinitas Ltd. (3 mo. LIBOR + 1.39%)(a)                  3.67(c)         10/25/2028            3,254
     5,000    Trinitas Ltd. (3 mo. LIBOR + 1.32%)(a)                  3.60(c)          7/25/2029            4,998
                                                                                                       ----------
              Total Asset Backed Securities                                                                49,970
                                                                                                       ----------
              Total Collateralized Loan Obligations (cost: $50,068)                                        49,970
                                                                                                       ----------

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

              MORTGAGE SECURITIES (0.1%)
              --------------------------
              WHOLE LOAN COLLATERAL CMO (0.1%)
     2,555    Sequoia Mortgage Trust(a) (cost: $2,588)                3.00(f)          5/25/2043            2,563
                                                                                                       ----------

              COMMERCIAL MORTGAGE SECURITIES (2.9%)

              MORTGAGE SECURITIES (2.9%)
              --------------------------
              COMMERCIAL MBS (2.9%)
     3,705    Aventura Mall Trust(a)                                  3.74(f)         12/05/2032            3,749
     7,383    Bear Stearns Deutsche Bank Trust(a)                     5.01             9/15/2027            7,389
     4,000    BTH-21 Mortgage-Backed Securities Trust
                (1 mo. LIBOR + 2.50%)(a)                              4.90(c)         10/07/2021            4,002
     2,827    Caesars Palace Las Vegas Trust(a)                       4.14            10/15/2034            2,939
     3,588    Citigroup Commercial Mortgage Trust                     3.34             5/10/2036            3,698
     7,600    Citigroup Commercial Mortgage Trust(a)                  4.38             1/10/2024            8,096
     1,777    Commercial Mortgage Trust                               5.64(f)          7/10/2038            1,788
    60,075    Commercial Mortgage Trust(g)                            1.64(f)          8/15/2045            2,416
    59,832    Commercial Mortgage Trust(g)                            1.76(f)         10/15/2045            2,511
     4,730    GS Mortgage Securities Corp.(a)                         3.42            10/10/2032            4,859
    10,000    GS Mortgage Securities Corp.(a)                         2.86             5/10/2034           10,017
     5,297    GS Mortgage Securities Trust(a)                         4.95             1/10/2045            5,575
    23,370    GS Mortgage Securities Trust(g)                         2.17(f)          5/10/2045              881
    23,106    GS Mortgage Securities Trust(g)                         1.95(f)         11/10/2045            1,233
    20,729    J.P. Morgan Chase Commercial Mortgage
                Securities Trust(g)                                   1.77(f)         10/15/2045              911

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                               COUPON                                 VALUE
(000)         SECURITY                                                RATE             MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
$    2,450    JP Morgan Chase Commercial Mortgage
                Securities Trust(a)                                   5.63%           12/05/2027       $    2,455
       932    LSTAR Commercial Mortgage Trust(a)                      2.42             3/10/2050              931
    19,485    Morgan Stanley Bank of America Merrill
                Lynch Trust(a),(g)                                    1.62(f)         11/15/2045              811
    89,258    UBS Commercial Mortgage Trust(a),(g)                    2.06(f)          5/10/2045            4,003
    23,908    UBS-Barclays Commercial Mortgage Trust(a),(g)           1.83(f)          8/10/2049            1,156
       829    UBS-Barclays Commercial Mortgage Trust                  2.73             8/10/2049              829
    25,959    Wells Fargo Commercial Mortgage Trust(a),(g)            1.77(f)         10/15/2045            1,182
    15,000    WFRBS Commercial Mortgage Trust(a)                      4.90(f)          6/15/2044           15,572
                                                                                                       ----------
              Total Mortgage Securities                                                                    87,003
                                                                                                       ----------
              Total Commercial Mortgage Securities (cost: $77,502)                                         87,003
                                                                                                       ----------

              CORPORATE OBLIGATIONS (47.8%)

              BASIC MATERIALS (2.0%)
              ----------------------
              CHEMICALS (1.4%)
     1,750    CF Industries, Inc.                                     7.13             5/01/2020            1,801
     5,000    CF Industries, Inc.(a)                                  3.40            12/01/2021            5,057
     5,000    DowDuPont, Inc.                                         3.77            11/15/2020            5,084
    20,185    INVISTA Finance, LLC(a)                                 4.25            10/15/2019           20,223
     5,000    Mosaic Co.                                              3.25            11/15/2022            5,086
     5,000    Sherwin-Williams Co.                                    2.75             6/01/2022            5,033
                                                                                                       ----------
                                                                                                           42,284
                                                                                                       ----------
              IRON/STEEL (0.6%)
     9,350    Carpenter Technology Corp.                              5.20             7/15/2021            9,615
     8,403    Reliance Steel & Aluminum Co.                           4.50             4/15/2023            8,816
                                                                                                       ----------
                                                                                                           18,431
                                                                                                       ----------
              Total Basic Materials                                                                        60,715
                                                                                                       ----------
              COMMUNICATIONS (3.1%)
              ---------------------
              MEDIA (1.3%)
    18,000    Charter Communications Operating, LLC/Charter
                Communications Operating Capital                      3.58             7/23/2020           18,155
     5,000    Comcast Corp.                                           3.30            10/01/2020            5,058
     6,473    DISH DBS Corp.                                          7.88             9/01/2019            6,495
     5,000    Fox Corp.(a)                                            3.67             1/25/2022            5,153
     3,447    Mediacom Broadband, LLC/Mediacom
                Broadband Corp.                                       5.50             4/15/2021            3,447
     1,041    Time Warner Cable, LLC                                  5.00             2/01/2020            1,053
                                                                                                       ----------
                                                                                                           39,361
                                                                                                       ----------

================================================================================

20  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                               COUPON                                 VALUE
(000)         SECURITY                                                RATE             MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS (1.8%)
$   15,000    AT&T, Inc.                                              2.45%            6/30/2020       $   15,000
    10,000    AT&T, Inc.                                              3.20             3/01/2022           10,191
     5,000    Centel Capital Corp.                                    9.00            10/15/2019            5,052
     3,600    CenturyLink, Inc.                                       6.45             6/15/2021            3,781
     5,000    CommScope, Inc.(a)                                      5.50             3/01/2024            5,085
     8,775    Sprint Spectrum Co., LLC/Sprint Spectrum Co. II,
                LLC/Sprint Spectrum Co. III, LLC(a)                   3.36             9/20/2021            8,815
     5,000    T-Mobile USA, Inc.                                      6.50             1/15/2024            5,180
                                                                                                       ----------
                                                                                                           53,104
                                                                                                       ----------
              Total Communications                                                                         92,465
                                                                                                       ----------
              CONSUMER, CYCLICAL (3.7%)
              -------------------------
              AIRLINES (1.7%)
     4,250    American Airlines, Inc. Pass-Through Trust              4.38            10/01/2022            4,333
     7,994    American Airlines, Inc. Pass-Through Trust              4.40             9/22/2023            8,100
     2,839    Continental Airlines, Inc. Pass-Through Trust           7.25            11/10/2019            2,871
     1,342    Continental Airlines, Inc. Pass-Through Trust           6.25             4/11/2020            1,363
     7,026    Continental Airlines, Inc. Pass-Through Trust           5.50            10/29/2020            7,196
    10,000    Delta Air Lines, Inc.                                   2.88             3/13/2020           10,000
     2,935    United Airlines, Inc. Pass-Through Trust                5.38             8/15/2021            3,029
     1,056    United Airlines, Inc. Pass-Through Trust                4.63             9/03/2022            1,078
       261    US Airways Group, Inc. Pass-Through Trust
                (INS - MBIA Insurance Corp.)                          7.08             3/20/2021              275
    10,352    US Airways Group, Inc. Pass-Through Trust               5.38            11/15/2021           10,751
                                                                                                       ----------
                                                                                                           48,996
                                                                                                       ----------
              AUTO MANUFACTURERS (0.7%)
     3,800    Ford Motor Credit Co., LLC                              2.60            11/04/2019            3,798
     3,928    Ford Motor Credit Co., LLC                              8.13             1/15/2020            4,021
     4,000    Ford Motor Credit Co., LLC                              3.20             1/15/2021            4,012
     5,000    Ford Motor Credit Co., LLC(b)                           3.35            11/01/2022            4,995
     5,000    Hyundai Capital America(a)                              2.75             9/18/2020            5,003
                                                                                                       ----------
                                                                                                           21,829
                                                                                                       ----------
              HOME BUILDERS (0.4%)
    10,000    Lennar Corp.                                            2.95            11/29/2020            9,996
     2,000    MDC Holdings, Inc.                                      5.63             2/01/2020            2,025
                                                                                                       ----------
                                                                                                           12,021
                                                                                                       ----------
              LEISURE TIME (0.4%)
    10,750    Silversea Cruise Finance Ltd.(a)                        7.25             2/01/2025           11,524
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                               COUPON                                 VALUE
(000)         SECURITY                                                RATE             MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
              RETAIL (0.5%)
$    5,000    McDonald's Corp.                                        3.35%            4/01/2023       $    5,179
     5,000    Walmart, Inc.                                           2.85             7/08/2024            5,141
     5,000    Walmart, Inc.                                           3.55             6/26/2025            5,326
                                                                                                       ----------
                                                                                                           15,646
                                                                                                       ----------
              Total Consumer, Cyclical                                                                    110,016
                                                                                                       ----------
              CONSUMER, NON-CYCLICAL (6.8%)
              -----------------------------
              AGRICULTURE (0.6%)
     2,500    Cargill, Inc.(a)                                        3.25             3/01/2023            2,567
    10,000    Philip Morris International, Inc.                       2.63             2/18/2022           10,050
     5,000    Philip Morris International, Inc.                       2.38             8/17/2022            4,992
                                                                                                       ----------
                                                                                                           17,609
                                                                                                       ----------
              BEVERAGES (0.6%)
     2,600    Constellation Brands, Inc.                              2.70             5/09/2022            2,608
     7,896    Constellation Brands, Inc.                              2.65            11/07/2022            7,925
     3,000    Constellation Brands, Inc.                              3.20             2/15/2023            3,065
     5,000    Molson Coors Brewing Co.                                2.10             7/15/2021            4,966
                                                                                                       ----------
                                                                                                           18,564
                                                                                                       ----------
              BIOTECHNOLOGY (0.7%)
     5,000    Amgen, Inc.                                             2.25             8/19/2023            4,968
    10,000    Celgene Corp.                                           2.75             2/15/2023           10,082
     5,000    Celgene Corp.                                           3.25             2/20/2023            5,117
                                                                                                       ----------
                                                                                                           20,167
                                                                                                       ----------
              COMMERCIAL SERVICES (0.2%)
     2,500    Horace Mann School                                      2.48             7/01/2022            2,492
     4,020    Prime Security Services Borrower, LLC/Prime
                Finance, Inc.(a)                                      9.25             5/15/2023            4,221
                                                                                                       ----------
                                                                                                            6,713
                                                                                                       ----------
              FOOD (2.2%)
     5,000    Conagra Brands, Inc. (3 mo. LIBOR + 0.75%)              3.03(c)         10/22/2020            5,009
       600    Kraft Heinz Foods Co. (3 mo. LIBOR + 0.42%)             2.98(c)          8/09/2019              600
    20,000    Kraft Heinz Foods Co.(a)                                4.88             2/15/2025           20,632
     5,000    McCormick & Co., Inc.                                   2.70             8/15/2022            5,028
     3,000    Mondelez International Holdings Netherlands B.V.(a)     1.63            10/28/2019            2,993
    11,792    Mondelez International Holdings Netherlands B.V.(a)     2.00            10/28/2021           11,672
     5,000    Nestle Holdings, Inc.(a)                                3.35             9/24/2023            5,191
    13,425    Smithfield Foods, Inc.(a)                               2.65            10/03/2021           13,264
     2,605    Tyson Foods, Inc.                                       4.50             6/15/2022            2,746
                                                                                                       ----------
                                                                                                           67,135
                                                                                                       ----------

================================================================================

22  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                               COUPON                                 VALUE
(000)         SECURITY                                                RATE             MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
              HEALTHCARE PRODUCTS (0.4%)
$    8,300    Becton Dickinson & Co.                                  2.40%            6/05/2020       $    8,290
     3,750    Becton Dickinson & Co. (3 mo. LIBOR + 0.88%)            3.19(c)         12/29/2020            3,750
                                                                                                       ----------
                                                                                                           12,040
                                                                                                       ----------
              HEALTHCARE-SERVICES (0.7%)
       750    ACTS Retirement-Life Communities, Inc.(h)               2.47            11/16/2019              748
     5,655    Centene Corp.                                           5.63             2/15/2021            5,739
     8,200    Laboratory Corp. of America Holdings                    3.20             2/01/2022            8,339
       750    Orlando Health Obligated Group                          2.72            10/01/2019              750
     4,330    SSM Health Care Corp.                                   3.69             6/01/2023            4,507
                                                                                                       ----------
                                                                                                           20,083
                                                                                                       ----------
              PHARMACEUTICALS (1.4%)
    10,000    AbbVie, Inc.                                            2.30             5/14/2021            9,979
     5,000    CVS Health Corp.                                        2.13             6/01/2021            4,966
    10,000    CVS Health Corp.                                        3.70             3/09/2023           10,321
     5,000    Express Scripts Holding Co.                             3.00             7/15/2023            5,060
     5,000    Mead Johnson Nutrition Co.                              3.00            11/15/2020            5,032
     8,135    Zoetis, Inc.                                            3.25             2/01/2023            8,319
                                                                                                       ----------
                                                                                                           43,677
                                                                                                       ----------
              Total Consumer, Non-cyclical                                                                205,988
                                                                                                       ----------
              ENERGY (6.8%)
              -------------
              OIL & GAS (1.8%)
     5,000    Chevron Corp.                                           2.42            11/17/2020            5,021
    10,000    Citgo Holding, Inc.(a)                                 10.75             2/15/2020           10,401
    11,998    Continental Resources, Inc.                             5.00             9/15/2022           12,106
     2,000    EQT Corp. (3 mo. LIBOR + 0.77%)                         3.09(c)         10/01/2020            1,999
     5,000    EQT Corp.                                               3.00            10/01/2022            4,855
     1,500    Exxon Mobil Corp.                                       2.40             3/06/2022            1,509
     5,105    Marathon Petroleum Corp.                                5.38            10/01/2022            5,177
     5,000    Marathon Petroleum Corp.                                5.13             4/01/2024            5,119
     5,000    Range Resources Corp.                                   5.00             3/15/2023            4,414
     5,000    Whiting Petroleum Corp.                                 1.25             4/01/2020            4,863
                                                                                                       ----------
                                                                                                           55,464
                                                                                                       ----------
              OIL & GAS SERVICES (0.1%)
     3,215    Weatherford International, Ltd.(i)                      5.13             9/15/2020            1,430
                                                                                                       ----------
              PIPELINES (4.9%)
        65    Alliance Pipeline, LP(a)                                7.00            12/31/2019               66
    11,500    Andeavor Logistics, LP/Tesoro Logistics Finance Corp.   5.50            10/15/2019           11,534
     4,607    Andeavor Logistics, LP/Tesoro Logistics Finance Corp.   6.25            10/15/2022            4,713
     5,691    Andeavor Logistics, LP/Tesoro Logistics Finance Corp.   3.50            12/01/2022            5,812

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                 COUPON                               VALUE
(000)         SECURITY                                                  RATE           MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
$    5,040    Boardwalk Pipelines, LP                                   5.75%          9/15/2019       $    5,055
     5,000    Buckeye Partners, LP                                      4.15           7/01/2023            4,913
     5,000    DCP Midstream Operating, LP(a)                            5.35           3/15/2020            5,075
     5,000    DCP Midstream Operating, LP(a)                            4.75           9/30/2021            5,136
     9,306    Enable Oklahoma Intrastate Transmission, LLC(a)           6.25           3/15/2020            9,450
     5,000    Energy Transfer Operating, LP                             4.15          10/01/2020            5,076
    17,975    Energy Transfer Operating, LP                             7.50          10/15/2020           18,987
     5,000    Energy Transfer Operating, LP                             4.20           9/15/2023            5,243
     5,000    Enterprise Products Operating, LLC                        2.80           2/15/2021            5,026
     5,000    EQM Midstream Partners, LP                                4.75           7/15/2023            5,131
     5,000    EQM Midstream Partners, LP                                4.00           8/01/2024            4,913
    10,000    Midwest Connector Capital Co., LLC(a)                     3.63           4/01/2022           10,204
     3,713    NuStar Logistics, LP                                      4.80           9/01/2020            3,770
     5,000    ONEOK Partners, LP                                        3.80           3/15/2020            5,031
    10,000    Plains All American Pipeline, LP/PAA Finance Corp.        2.60          12/15/2019            9,995
    13,556    Rockies Express Pipeline, LLC(a)                          5.63           4/15/2020           13,803
     4,700    Sabine Pass Liquefaction, LLC                             5.63           2/01/2021            4,869
     5,000    Western Midstream Operating, LP                           4.00           7/01/2022            5,097
                                                                                                       ----------
                                                                                                          148,899
                                                                                                       ----------
              Total Energy                                                                                205,793
                                                                                                       ----------
              FINANCIAL (16.2%)
              -----------------
              BANKS (7.5%)
     8,000    Allfirst Preferred Capital Trust (3 mo. LIBOR + 1.50%)    3.80(c)        7/15/2029            7,585
    13,000    Associated Banc-Corp.                                     2.75          11/15/2019           12,989
     5,000    Associated Bank, N.A.                                     3.50           8/13/2021            5,076
     3,000    Bank of America Corp.                                     2.15          11/09/2020            2,994
    10,000    Bank of America Corp.                                     5.00           5/13/2021           10,442
     5,000    Bank of America Corp. (3 mo. LIBOR + 0.66%)               2.37(j)        7/21/2021            4,994
     5,000    Bank of America Corp. (3 mo. LIBOR + 0.63%)               2.33(j)       10/01/2021            4,990
     5,000    Bank of America Corp. (3 mo. LIBOR + 1.16%)               3.12(j)        1/20/2023            5,071
     1,955    BB&T Corp.                                                4.25           9/30/2024            2,089
     2,874    BBVA USA                                                  5.50           4/01/2020            2,928
     3,750    BBVA USA                                                  2.88           6/29/2022            3,773
     5,000    Citigroup, Inc. (1 mo. LIBOR + 0.72%)                     3.14(j)        1/24/2023            5,068
    15,000    Citizens Bank, N.A.                                       2.55           5/13/2021           15,019
     1,283    Citizens Financial Group, Inc.(a)                         4.15           9/28/2022            1,324
     2,000    City National Bank of Los Angeles                         5.38           7/15/2022            2,144
     5,000    Discover Bank                                             3.10           6/04/2020            5,022
       500    Flagstar Bancorp., Inc.                                   6.13           7/15/2021              516
     9,750    Fulton Financial Corp.                                    3.60           3/16/2022            9,852
     5,000    Huntington National Bank                                  2.38           3/10/2020            4,999
     5,000    J.P.Morgan Chase & Co. (3 mo. LIBOR + 0.94%)              2.78(j)        4/25/2023            5,032

================================================================================

24  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                 COUPON                               VALUE
(000)         SECURITY                                                  RATE           MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
$    5,000    KeyBank, N.A.                                             2.30%          9/14/2022       $    4,983
     5,000    Manufacturers & Traders Trust Co.                         2.05           8/17/2020            4,987
    15,000    PNC Bank, N.A.                                            2.63           2/17/2022           15,114
     5,000    Regions Bank                                              2.75           4/01/2021            5,014
     5,000    Regions Financial Corp.                                   3.20           2/08/2021            5,050
     9,500    Santander Holdings USA, Inc.                              4.45          12/03/2021            9,839
    15,000    Santander Holdings USA, Inc.                              3.70           3/28/2022           15,321
    10,000    SunTrust Bank                                             3.00           2/02/2023           10,168
     5,000    SunTrust Bank                                             3.20           4/01/2024            5,145
     5,000    SunTrust Banks, Inc.                                      2.90           3/03/2021            5,033
     4,000    TCF National Bank (3 mo. LIBOR + 2.38%)                   4.13(j)        7/02/2029            3,973
    10,000    U.S. Bank, N.A.                                           2.85           1/23/2023           10,177
    10,000    Wells Fargo & Co.                                         3.07           1/24/2023           10,143
     5,000    Wells Fargo Bank, N.A.                                    2.60           1/15/2021            5,019
     3,900    Zions Bancorp N.A.                                        3.35           3/04/2022            3,956
                                                                                                       ----------
                                                                                                          225,829
                                                                                                       ----------
              DIVERSIFIED FINANCIAL SERVICES (2.0%)
     5,000    Air Lease Corp.                                           2.13           1/15/2020            4,991
     5,000    Air Lease Corp.                                           3.50           1/15/2022            5,109
     5,000    Aircastle Ltd.                                            4.40           9/25/2023            5,196
     5,000    Aircastle Ltd.                                            4.25           6/15/2026            5,066
     5,000    Alliance Data Systems Corp.(a)                            5.38           8/01/2022            5,067
     2,000    Ally Financial, Inc.                                      3.75          11/18/2019            2,006
     6,600    Ally Financial, Inc.                                      4.13           3/30/2020            6,647
     5,000    Capital One Financial Corp.                               2.50           5/12/2020            5,002
     5,000    Capital One Financial Corp.                               3.05           3/09/2022            5,061
     5,307    HSBC Finance Corp.                                        6.68           1/15/2021            5,563
     4,500    Navient Corp.                                             8.00           3/25/2020            4,639
     5,000    Synchrony Financial                                       2.70           2/03/2020            5,001
     2,500    Synchrony Financial                                       2.85           7/25/2022            2,501
                                                                                                       ----------
                                                                                                           61,849
                                                                                                       ----------
              INSURANCE (1.8%)
     5,000    Assurant, Inc. (3 mo. LIBOR + 1.25%)                      3.58(c)        3/26/2021            4,978
     5,000    Assurant, Inc.                                            4.20           9/27/2023            5,192
     5,000    Berkshire Hathaway, Inc.                                  2.20           3/15/2021            5,006
    17,955    Infinity Property & Casualty Corp.                        5.00           9/19/2022           18,868
     5,000    Metropolitan Life Global Funding I(a)                     3.45          10/09/2021            5,107
     5,000    Protective Life Global Funding(a)                         3.10           4/15/2024            5,117
     5,000    Reliance Standard Life Global Funding II(a)               3.85           9/19/2023            5,154
     5,366    StanCorp Financial Group, Inc.                            5.00           8/15/2022            5,621
                                                                                                       ----------
                                                                                                           55,043
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                 COUPON                               VALUE
(000)         SECURITY                                                  RATE           MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
              INVESTMENT COMPANIES (0.9%)
$   11,000    Ares Capital Corp.                                        3.88%          1/15/2020       $   11,045
     9,084    FS KKR Capital Corp.                                      4.25           1/15/2020            9,119
     5,200    Main Street Capital Corp.                                 5.20           5/01/2024            5,551
                                                                                                       ----------
                                                                                                           25,715
                                                                                                       ----------
              REITS (3.0%)
    14,782    CoreCivic, Inc.                                           4.13           4/01/2020           14,715
     1,507    GLP Capital, LP/GLP Financing II, Inc.                    4.88          11/01/2020            1,535
     5,000    Healthcare Trust of America Holdings, LP                  2.95           7/01/2022            5,028
     2,950    Nationwide Health Properties, Inc.
                (Put Date 10/01/2027)(k)                                6.90          10/01/2037            3,737
    20,850    Office Properties Income Trust                            3.60           2/01/2020           20,878
    10,000    Realty Income Corp.                                       3.25          10/15/2022           10,239
     8,000    Sabra Health Care, LP / Sabra Capital Corp.               5.38           6/01/2023            8,139
     5,369    Senior Housing Properties Trust                           6.75           4/15/2020            5,404
     6,890    Senior Housing Properties Trust                           6.75          12/15/2021            7,334
     2,612    SL Green Operating Partnership, LP                        3.25          10/15/2022            2,641
     5,000    SL Green Realty Corp.                                     4.50          12/01/2022            5,210
     6,250    Starwood Property Trust, Inc.                             3.63           2/01/2021            6,266
                                                                                                       ----------
                                                                                                           91,126
                                                                                                       ----------
              SAVINGS & LOANS (1.0%)
     5,000    First Niagara Financial Group, Inc.                       6.75           3/19/2020            5,130
     9,500    People's United Financial, Inc.                           3.65          12/06/2022            9,729
    14,700    Sterling Bancorp.                                         3.50           6/08/2020           14,598
                                                                                                       ----------
                                                                                                           29,457
                                                                                                       ----------
              Total Financial                                                                             489,019
                                                                                                       ----------
              INDUSTRIAL (2.4%)
              -----------------
              AEROSPACE/DEFENSE (0.5%)
     4,984    Arconic, Inc.                                             6.15           8/15/2020            5,150
     4,000    Arconic, Inc.                                             5.40           4/15/2021            4,140
     5,000    General Dynamics Corp.                                    1.88           8/15/2023            4,932
                                                                                                       ----------
                                                                                                           14,222
                                                                                                       ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
    11,892    Molex Electronics Technologies, LLC(a)                    2.88           4/15/2020           11,893
                                                                                                       ----------
              Electronics (0.2%)
     5,000    FLIR Systems, Inc.                                        3.13           6/15/2021            5,038
     1,700    Jabil, Inc.                                               5.63          12/15/2020            1,761
                                                                                                       ----------
                                                                                                            6,799
                                                                                                       ----------
              MACHINERY-DIVERSIFIED (0.3%)
     7,417    Wabtec Corp. (3 mo. LIBOR + 1.30%)                        3.71(c)        9/15/2021            7,404
                                                                                                       ----------

================================================================================

26  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                 COUPON                               VALUE
(000)         SECURITY                                                  RATE           MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
              MISCELLANEOUS MANUFACTURERS (0.3%)
$    5,000    General Electric Co.                                      2.20%          1/09/2020       $    4,992
     5,000    Ingersoll-Rand Global Holding Co. Ltd.                    2.90           2/21/2021            5,029
                                                                                                       ----------
                                                                                                           10,021
                                                                                                       ----------
              TRANSPORTATION (0.7%)
     1,266    Ryder System, Inc.                                        2.50           5/11/2020            1,266
     4,500    Ryder System, Inc.                                        2.25           9/01/2021            4,475
     5,000    Ryder System, Inc.                                        2.80           3/01/2022            5,028
     5,000    Ryder System, Inc.                                        2.50           9/01/2022            4,991
     4,706    Ryder System, Inc.                                        3.40           3/01/2023            4,829
                                                                                                       ----------
                                                                                                           20,589
                                                                                                       ----------
              Total Industrial                                                                             70,928
                                                                                                       ----------
              TECHNOLOGY (1.0%)
              -----------------
              SEMICONDUCTORS (0.5%)
    10,000    Broadcom Corp./Broadcom Cayman Finance Ltd.               2.38           1/15/2020            9,986
     5,000    Broadcom,Inc.(a)                                          3.13           4/15/2021            5,027
                                                                                                       ----------
                                                                                                           15,013
                                                                                                       ----------
              SOFTWARE (0.5%)
     5,000    First Data Corp.(a)                                       5.38           8/15/2023            5,134
    10,000    Oracle Corp.                                              2.40           9/15/2023           10,036
                                                                                                       ----------
                                                                                                           15,170
                                                                                                       ----------
              Total Technology                                                                             30,183
                                                                                                       ----------
              UTILITIES (5.8%)
              ----------------
              ELECTRIC (4.5%)
     9,167    AEP Texas, Inc.                                           2.40          10/01/2022            9,157
     1,601    AES Corp.                                                 4.00           3/15/2021            1,627
     5,000    Alliant Energy Finance, LLC(a)                            3.75           6/15/2023            5,170
     3,000    CenterPoint Energy, Inc.                                  2.50           9/01/2022            3,001
     5,858    Delmarva Power & Light Co.                                3.50          11/15/2023            6,116
     5,000    Dominion Energy, Inc.                                     2.58           7/01/2020            5,004
     8,080    DPL, Inc.                                                 7.25          10/15/2021            8,665
     5,000    Duke Energy Corp.                                         2.40           8/15/2022            4,997
     2,600    Eversource Energy                                         2.75           3/15/2022            2,625
    10,000    Exelon Generation Co., LLC                                2.95           1/15/2020           10,017
     7,975    Exelon Generation Co., LLC                                4.00          10/01/2020            8,078
     5,000    Georgia Power Co.                                         2.00           9/08/2020            4,971
     8,496    IPALCO Enterprises, Inc.                                  3.45           7/15/2020            8,544
     7,143    ITC Holdings Corp.                                        2.70          11/15/2022            7,142
     5,833    Mississippi Power Co. (3 mo. LIBOR + 0.65%)               2.96(c)        3/27/2020            5,823
     3,333    NextEra Energy Capital Holdings, Inc.                     3.34           9/01/2020            3,365
     5,000    Public Service Electric & Gas Co.                         3.25           9/01/2023            5,179

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                 COUPON                               VALUE
(000)         SECURITY                                                  RATE           MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
$   10,000    Sempra Energy                                             2.40%          3/15/2020       $    9,988
     3,600    Sempra Energy                                             2.90           2/01/2023            3,623
     4,299    Sierra Pacific Power Co.                                  3.38           8/15/2023            4,429
    10,000    Southern Power Co.                                        2.38           6/01/2020            9,996
     3,630    System Energy Resources, Inc.                             4.10           4/01/2023            3,800
     5,000    Virginia Electric & Power Co.                             2.75           3/15/2023            5,061
                                                                                                       ----------
                                                                                                          136,378
                                                                                                       ----------
              GAS (1.3%)
     5,000    National Fuel Gas Co.                                     4.90          12/01/2021            5,184
     3,400    National Grid, N.A., Inc. , acquired 9/13/2018;
                cost $3,319(l)                                          2.38           9/30/2020            3,382
    10,000    Southern Co. Gas Capital Corp.                            2.45          10/01/2023            9,938
    19,073    WGL Holdings, Inc.(h)                                     2.25          11/01/2019           19,012
                                                                                                       ----------
                                                                                                           37,516
                                                                                                       ----------
              Total Utilities                                                                             173,894
                                                                                                       ----------
              Total Corporate Obligations (cost: $1,426,427)                                            1,439,001
                                                                                                       ----------
              EURODOLLAR AND YANKEE OBLIGATIONS (14.5%)

              BASIC MATERIALS (1.0%)
              ----------------------
              CHEMICALS (0.8%)
     5,000    Braskem Finance Ltd.(a)                                   5.75           4/15/2021            5,220
     5,000    Braskem Netherlands Finance B.V.(a)                       3.50           1/10/2023            5,020
     7,932    Methanex Corp.                                            3.25          12/15/2019            7,923
     5,000    Syngenta Finance N.V.(a)                                  3.70           4/24/2020            5,029
                                                                                                       ----------
                                                                                                           23,192
                                                                                                       ----------
              IRON/STEEL (0.0%)
     2,000    Vale Overseas Ltd.                                        5.88           6/10/2021            2,105
                                                                                                       ----------
              MINING (0.2%)
     5,000    Fresnillo plc(a)                                          5.50          11/13/2023            5,416
                                                                                                       ----------
              Total Basic Materials                                                                        30,713
                                                                                                       ----------
              COMMUNICATIONS (0.2%)
              ---------------------
              TELECOMMUNICATIONS (0.2%)
     5,000    Deutsche Telekom International Finance BV(a)              2.82           1/19/2022            5,046
                                                                                                       ----------
              CONSUMER, CYCLICAL (1.6%)
              -------------------------
              AIRLINES (1.0%)
    15,350    Air Canada Pass-Through Trust(a)                          5.00           3/15/2020           15,469
     2,887    Air Canada Pass-Through Trust(a)                          5.38           5/15/2021            2,954
     5,550    British Airways Pass-Through Trust(a),(h)                 5.63           6/20/2020            5,629
     6,000    WestJet Airlines Ltd.(a)                                  3.50           6/16/2021            6,019
                                                                                                       ----------
                                                                                                           30,071
                                                                                                       ----------

================================================================================

28  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                 COUPON                               VALUE
(000)         SECURITY                                                  RATE           MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
              AUTO MANUFACTURERS (0.4%)
$    2,873    Fiat Chrysler Automobiles N.V.                            4.50%          4/15/2020       $    2,902
     5,000    Hyundai Capital America(a)                                3.00           6/20/2022            5,012
     2,330    Jaguar Land Rover Automotive plc(a)                       4.25          11/15/2019            2,327
     3,560    Nissan Motor Acceptance Corp.(a)                          1.55           9/13/2019            3,555
                                                                                                       ----------
                                                                                                           13,796
                                                                                                       ----------
              RETAIL (0.2%)
     5,000    Alimentation Couche-Tard, Inc.(a)                         2.70           7/26/2022            5,004
                                                                                                       ----------
              Total Consumer, Cyclical                                                                     48,871
                                                                                                       ----------
              CONSUMER, NON-CYCLICAL (3.7%)
              -----------------------------
              AGRICULTURE (1.0%)
     5,000    BAT Capital Corp.                                         2.30           8/14/2020            4,988
    10,000    BAT Capital Corp.                                         2.76           8/15/2022           10,012
     5,000    BAT International Finance plc                             1.63           9/09/2019            4,994
    10,000    Imperial Brands Finance plc(a)                            2.95           7/21/2020           10,032
                                                                                                       ----------
                                                                                                           30,026
                                                                                                       ----------
              BEVERAGES (0.2%)
     5,000    Anheuser-Busch InBev Worldwide, Inc.                      4.15           1/23/2025            5,381
                                                                                                       ----------
              COSMETICS/PERSONAL CARE (0.2%)
     5,000    Avon International Capital plc(a)                         6.50           8/15/2022            5,093
                                                                                                       ----------
              FOOD (0.7%)
    18,588    Grupo Bimbo SAB de CV(a)                                  4.50           1/25/2022           19,239
     2,140    Smithfield Foods, Inc.(a)                                 2.70           1/31/2020            2,135
                                                                                                       ----------
                                                                                                           21,374
                                                                                                       ----------
              HEALTHCARE-SERVICES (0.2%)
     5,326    Fresenius Medical Care U.S. Finance II, Inc.(a)           4.13          10/15/2020            5,400
                                                                                                       ----------
              HOUSEHOLD PRODUCTS/WARES (0.5%)
    15,000    Reckitt Benckiser Treasury Services plc(a)                2.38           6/24/2022           14,970
                                                                                                       ----------
              PHARMACEUTICALS (0.9%)
     4,500    Elanco Animal Health, Inc.                                3.91           8/27/2021            4,592
     1,667    Elanco Animal Health, Inc.                                4.27           8/28/2023            1,753
     7,669    Hikma Pharmaceuticals plc , acquired
                1/03/2019-7/11/2019; cost $7,663(l)                     4.25           4/10/2020            7,694
    15,105    Teva Pharmaceutical Finance Co., LLC
                (Put Date 2/01/2021)(k)                                 0.25           2/01/2026           13,865
                                                                                                       ----------
                                                                                                           27,904
                                                                                                       ----------
              Total Consumer, Non-cyclical                                                                110,148
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                 COUPON                               VALUE
(000)         SECURITY                                                  RATE           MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
              DIVERSIFIED (0.7%)
              ------------------
              HOLDING COMPANIES-DIVERSIFIED (0.7%)
$    5,000    CK Hutchison International II Ltd.(a)                     2.25%          9/29/2020       $    4,981
    10,000    CK Hutchison International Ltd.(a)                        1.88          10/03/2021            9,844
     5,000    CK Hutchison International Ltd.(a)                        2.88           4/05/2022            5,026
                                                                                                       ----------
              Total Diversified                                                                            19,851
                                                                                                       ----------
              ENERGY (0.9%)
              -------------
              OIL & GAS (0.9%)
     4,000    Aker BP ASA(a)                                            6.00           7/01/2022            4,118
     9,758    Cenovus Energy, Inc.                                      5.70          10/15/2019            9,805
     2,000    Petroleos Mexicanos                                       3.50           7/23/2020            2,001
     6,000    Petroleos Mexicanos                                       6.38           2/04/2021            6,193
     3,000    Petroleos Mexicanos                                       5.38           3/13/2022            3,046
     3,100    Ras Laffan Liquefied Natural Gas Co. Ltd.(a)              6.75           9/30/2019            3,118
                                                                                                       ----------
              Total Energy                                                                                 28,281
                                                                                                       ----------
              FINANCIAL (4.3%)
              ----------------
              BANKS (2.5%)
    10,000    Banco Santander Chile(a)                                  2.50          12/15/2020            9,996
    15,000    BBVA Bancomer S.A.(a)                                     6.50           3/10/2021           15,739
     3,000    BBVA Bancomer S.A.                                        6.50           3/10/2021            3,148
     4,167    Cadence BanCorp (3 mo. LIBOR + 3.03%)                     4.75(j)        6/30/2029            3,983
    10,000    Lloyds Banking Group plc (1 mo. LIBOR + 0.81%)            2.91(j)       11/07/2023            9,944
    13,000    Royal Bank of Scotland Group plc                          6.13          12/15/2022           14,026
     5,000    Santander UK Group Holdings plc                           3.57           1/10/2023            5,055
     5,000    Santander UK Group Holdings plc
                (1 mo. LIBOR + 1.08%)                                   3.37(j)        1/05/2024            5,027
     5,000    Santander UK plc                                          2.35           9/10/2019            4,999
     5,000    Standard Chartered plc(a)                                 2.25           4/17/2020            4,989
                                                                                                       ----------
                                                                                                           76,906
                                                                                                       ----------
              DIVERSIFIED FINANCIAL SERVICES (1.0%)
     5,000    Avolon Holdings Funding Ltd.(a)                           3.95           7/01/2024            5,122
    10,000    ORIX Corp.                                                2.90           7/18/2022           10,134
     2,000    Park Aerospace Holdings Ltd.(a)                           3.63           3/15/2021            2,017
    13,000    Park Aerospace Holdings Ltd.(a)                           5.25           8/15/2022           13,737
                                                                                                       ----------
                                                                                                           31,010
                                                                                                       ----------
              INSURANCE (0.3%)
    10,216    XLIT Ltd. (3 mo. LIBOR + 2.46%)                           4.76(c)                -(m)        10,157
                                                                                                       ----------
              REAL ESTATE (0.2%)
     5,000    WEA Finance, LLC(a)                                       3.15           4/05/2022            5,074
                                                                                                       ----------

================================================================================

30  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                 COUPON                               VALUE
(000)         SECURITY                                                  RATE           MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
              REITS (0.3%)
$    7,995    Scentre Group Trust(a)                                    2.38%          4/28/2021       $    7,958
                                                                                                       ----------
              Total Financial                                                                             131,105
                                                                                                       ----------
              INDUSTRIAL (1.1%)
              -----------------
              BUILDING MATERIALS (0.2%)
     5,000    Holcim U.S. Finance Sarl & Cie SCS(a)                     6.00          12/30/2019            5,058
                                                                                                       ----------
              ELECTRONICS (0.2%)
     5,000    Tyco Electronics Group S.A. (3 mo. LIBOR + 0.45%)         2.93(c)        6/05/2020            5,005
                                                                                                       ----------
              MISCELLANEOUS MANUFACTURERS (0.2%)
     7,306    Smiths Group plc(a)                                       3.63          10/12/2022            7,393
                                                                                                       ----------
              TRUCKING & LEASING (0.5%)
     8,062    DAE Funding, LLC(a)                                       4.00           8/01/2020            8,134
     5,000    DAE Funding, LLC(a)                                       5.25          11/15/2021            5,223
     2,370    DAE Funding, LLC(a)                                       4.50           8/01/2022            2,413
                                                                                                       ----------
                                                                                                           15,770
                                                                                                       ----------
              Total Industrial                                                                             33,226
                                                                                                       ----------
              TECHNOLOGY (0.2%)
              -----------------
              SOFTWARE (0.2%)
     5,000    Fiserv, Inc.                                              2.75           7/01/2024            5,035
                                                                                                       ----------
              UTILITIES (0.8%)
              ----------------
              ELECTRIC (0.8%)
    10,000    Comision Federal de Electricidad                          4.88           5/26/2021           10,335
     5,000    Comision Federal de Electricidad(a)                       4.88           5/26/2021            5,168
     5,000    Dominion Energy, Inc.                                     2.72           8/15/2021            5,007
     5,000    Emera U.S. Finance, LP                                    2.70           6/15/2021            5,007
                                                                                                       ----------
              Total Utilities                                                                              25,517
                                                                                                       ----------
              Total Eurodollar and Yankee Obligations (cost: $434,375)                                    437,793
                                                                                                       ----------
              FOREIGN GOVERNMENT OBLIGATIONS (1.0%)
    10,000    Province of Alberta(a),(h)                                1.75           8/26/2020            9,958
     5,000    Province of Alberta                                       3.35          11/01/2023            5,250
    10,000    Province of Ontario(h)                                    2.45           6/29/2022           10,111
     5,000    Province of Quebec(h)                                     2.63           2/13/2023            5,098
                                                                                                       ----------
              Total Foreign Government Obligations (cost: $29,995)                                         30,417
                                                                                                       ----------
              MUNICIPAL OBLIGATIONS (4.5%)

              CALIFORNIA (0.2%)
     4,750    San Jose Redev. Agency Successor Agency                   2.63           8/01/2022            4,829
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                 COUPON                               VALUE
(000)         SECURITY                                                  RATE           MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
              COLORADO (0.2%)
$    2,280    City of Loveland Electric & Communications
                Enterprise Revenue                                      2.97%         12/01/2024       $    2,331
     2,500    University of Colorado(b)                                 2.35           6/01/2025            2,508
                                                                                                       ----------
                                                                                                            4,839
                                                                                                       ----------
              CONNECTICUT (0.4%)
     3,700    State                                                     3.75           9/15/2020            3,747
     3,900    State                                                     3.67           8/15/2022            4,040
     3,185    State Health & Educational Facilities Auth.               3.32           7/01/2020            3,194
                                                                                                       ----------
                                                                                                           10,981
                                                                                                       ----------
              FLORIDA (0.1%)
     1,375    Municipal Power Agency                                    2.20          10/01/2020            1,367
     2,500    Municipal Power Agency                                    2.38          10/01/2021            2,489
                                                                                                       ----------
                                                                                                            3,856
                                                                                                       ----------
              ILLINOIS (0.1%)
     2,520    City of Chicago Wastewater Transmission(h)                4.31           1/01/2021            2,560
       760    Village of Channahon                                      4.00           1/01/2020              763
                                                                                                       ----------
                                                                                                            3,323
                                                                                                       ----------
              KENTUCKY (0.0%)
     1,060    State Property & Building Commission                      2.56           5/01/2021            1,059
       250    State Property & Building Commission                      2.76           5/01/2022              251
                                                                                                       ----------
                                                                                                            1,310
                                                                                                       ----------
              MARYLAND (0.4%)
     3,625    EDC                                                       2.80           6/01/2020            3,607
     3,670    EDC                                                       3.05           6/01/2021            3,657
     3,795    EDC                                                       3.30           6/01/2022            3,805
                                                                                                       ----------
                                                                                                           11,069
                                                                                                       ----------
              MASSACHUSETTS (0.0%)
       750    Dev. Finance Agency                                       4.00           6/01/2024              765
                                                                                                       ----------
              MICHIGAN (0.4%)
     5,395    Clintondale Community Schools                             2.61           5/01/2021            5,428
     4,000    Clintondale Community Schools                             2.84           5/01/2022            4,063
     3,635    Mount Clemens Community School District                   2.46           5/01/2020            3,637
                                                                                                       ----------
                                                                                                           13,128
                                                                                                       ----------
              NEW JERSEY (0.8%)
       850    EDA                                                       3.50           6/15/2020              855
    12,500    EDA                                                       4.45           6/15/2020           12,684
       625    EDA                                                       3.52           7/01/2020              627
       550    EDA                                                       3.70           6/15/2021              560

================================================================================

32  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                 COUPON                               VALUE
(000)         SECURITY                                                  RATE           MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
$      495    EDA                                                       3.65%          7/01/2021       $      501
     2,615    Educational Facilities Auth.                              2.25           9/01/2020            2,602
     7,450    Educational Facilities Auth.                              2.47           9/01/2021            7,434
                                                                                                       ----------
                                                                                                           25,263
                                                                                                       ----------
              NEW YORK (0.4%)
     1,270    Dormitory Auth.                                           2.24           7/01/2020            1,265
     5,125    Dormitory Auth.                                           2.57           7/01/2020            5,076
     1,550    Dormitory Auth.                                           2.44           7/01/2021            1,550
     2,000    Dormitory Auth.                                           3.18           3/15/2022            2,048
     1,830    Town of Oyster Bay                                        3.80           2/01/2020            1,836
                                                                                                       ----------
                                                                                                           11,775
                                                                                                       ----------
              PENNSYLVANIA (0.3%)
     3,265    IDA                                                       2.97           7/01/2021            3,280
       405    Luzerne County IDA (INS - Assured Guaranty
                Municipal Corp.)                                        3.85          12/15/2019              404
     2,805    Scranton School District (Put Date 6/15/2024)(k)          3.15           6/15/2034            2,800
     1,415    Scranton School District (Put Date 6/15/2024)(k)          3.15           6/15/2034            1,413
                                                                                                       ----------
                                                                                                            7,897
                                                                                                       ----------
              RHODE ISLAND (0.1%)
     2,065    Commerce Corp.                                            2.86           5/01/2024            2,113
                                                                                                       ----------
              TENNESSEE (0.1%)
     2,835    Metropolitan Nashville Airport Auth.
                (Put Date 8/07/2019) (LOC - Regions Bank)(n)            2.46           4/01/2030            2,835
                                                                                                       ----------
              TEXAS (0.5%)
     5,000    A&M University                                            2.89           5/15/2022            5,109
     1,585    A&M University                                            2.95           5/15/2023            1,633
     3,845    A&M University(b)                                         2.12           5/15/2024            3,836
     1,690    City of Houston                                           2.62           3/01/2021            1,701
     1,240    City of Houston                                           2.77           3/01/2022            1,258
     1,900    City of Houston                                           2.98           3/01/2023            1,946
                                                                                                       ----------
                                                                                                           15,483
                                                                                                       ----------
              VIRGINIA (0.1%)
     3,000    Small Business Financing Auth.
                (Put Date 12/31/2019)(a),(k)                            4.20           7/01/2050            3,001
                                                                                                       ----------
              Wisconsin (0.4%)
     5,400    Public Finance Auth. (LOC - Citizens Financial Group)     2.75           6/01/2020            5,382
     6,500    Public Finance Auth. (LOC - Citizens Financial Group)     3.75           2/01/2022            6,527
                                                                                                       ----------
                                                                                                           11,909
                                                                                                       ----------
              Total Municipal Obligations (cost: $133,469)                                                134,376
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                 COUPON                               VALUE
(000)         SECURITY                                                  RATE           MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY ISSUES (1.1%)(o)

              AGENCY COLLATERAL CMO (0.1%)
$    2,900    Fannie Mae(+)                                             1.25%          9/25/2027       $    2,815
                                                                                                       ----------
              COMMERCIAL MBS (0.3%)
    51,577    Fannie Mae(+)(g)                                          0.54(f)        8/25/2022              640
    60,655    Fannie Mae(+)(g)                                          0.64(f)        5/25/2022              841
    66,786    Freddie Mac(+)(g)                                         1.25(f)        8/25/2022            2,165
       611    Freddie Mac(+)                                            1.78          10/25/2020              608
     4,130    FREMF Mortgage Trust(a)                                   3.04(f)       10/25/2047            4,125
                                                                                                       ----------
                                                                                                            8,379
                                                                                                       ----------
              FGLMC Collateral (0.0%)
        29    Freddie Mac(+)                                            5.00           5/01/2020               29
        42    Freddie Mac(+)                                            5.00           9/01/2020               42
        93    Freddie Mac(+)                                            5.50           4/01/2021               95
                                                                                                       ----------
                                                                                                              166
                                                                                                       ----------
              FHLMC Collateral (0.0%)
       539    Freddie Mac(+) (12 mo. LIBOR + 1.63%)                     4.67(c)        4/01/2035              558
                                                                                                       ----------
              FNMA Collateral (0.7%)
     2,781    Fannie Mae(+)                                             2.50           4/01/2027            2,800
     8,131    Fannie Mae(+)                                             2.50           5/01/2027            8,186
     4,896    Fannie Mae(+)                                             2.50           8/01/2027            4,929
     3,808    Fannie Mae(+)                                             2.50           8/01/2027            3,834
        84    Fannie Mae(+)                                             4.50           5/01/2023               86
        43    Fannie Mae(+)                                             4.50           2/01/2024               45
        31    Fannie Mae(+)                                             5.00          12/01/2021               31
       103    Fannie Mae(+)                                             5.00           6/01/2023              107
        14    Fannie Mae(+)                                             5.00           9/01/2023               14
       147    Fannie Mae(+)                                             5.00           2/01/2024              153
        48    Fannie Mae(+)                                             5.50          12/01/2020               48
       102    Fannie Mae(+)                                             5.50           2/01/2023              106
       275    Fannie Mae(+)                                             5.50           6/01/2023              286
        73    Fannie Mae(+)                                             5.50           9/01/2023               76
       267    Fannie Mae(+)                                             5.50           6/01/2024              277
       131    Fannie Mae(+)                                             6.00          10/01/2022              136
       158    Fannie Mae(+)                                             6.00           1/01/2023              164
       295    Fannie Mae(+)                                             6.00           1/01/2023              307
       102    Fannie Mae(+)                                             6.00           7/01/2023              107
                                                                                                       ----------
                                                                                                           21,692
                                                                                                       ----------
              Total U.S. Government Agency Issues (cost: $32,712)                                          33,610
                                                                                                       ----------

================================================================================

34  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                 COUPON                               VALUE
(000)         SECURITY                                                  RATE           MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES (5.9%)

              NOTES (5.9%)
$    5,000    U.S. Treasury Note                                        1.13%          2/28/2021       $    4,935
    15,000    U.S. Treasury Note                                        1.38           2/29/2020           14,933
    43,000    U.S. Treasury Note                                        1.38           3/31/2020           42,792
    45,000    U.S. Treasury Note(p)                                     1.38           9/30/2020           44,666
     5,000    U.S. Treasury Note                                        1.38           1/31/2021            4,956
    16,500    U.S. Treasury Note                                        1.38           6/30/2023           16,205
    25,000    U.S. Treasury Note                                        1.63          11/30/2020           24,881
     5,000    U.S. Treasury Note                                        1.75           6/30/2024            4,976
    15,000    U.S. Treasury Note                                        1.88          11/30/2021           15,000
     5,000    U.S. Treasury Note                                        1.88           8/31/2022            5,003
                                                                                                       ----------
              Total U.S. Treasury Securities (cost: $178,958)                                             178,347
                                                                                                       ----------
              Total Bonds (cost: $2,857,674)                                                            2,887,555
                                                                                                       ----------

-----------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-----------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (1.2%)

              PREFERRED STOCKS (1.2%)

              COMMUNICATIONS (0.8%)
              ---------------------
              TELECOMMUNICATIONS (0.8%)
    23,029    Centaur Funding Corp., 9.08%(a),(h)                                                          24,296
                                                                                                       ----------
              FINANCIAL (0.4%)
              ----------------
              BANKS (0.2%)
   200,000    Citigroup Capital XIII, 8.64%, (3 mo. LIBOR + 6.37%)(c)                                       5,440
                                                                                                       ----------
              REITS (0.2%)
        50    SunTrust Real Estate Investment Corp., 9.00%(h),(m),(q),(r)                                   5,512
                                                                                                       ----------
              Total Financial                                                                              10,952
                                                                                                       ----------
              Total Preferred Stocks (cost: $35,640)                                                       35,248
                                                                                                       ----------
              Total Equity Securities (cost: $35,640)                                                      35,248
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                 COUPON                               VALUE
(000)         SECURITY                                                  RATE           MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (2.6%)

              COMMERCIAL PAPER (2.5%)
$    8,000    Albemarle Corp.                                           2.45%          8/19/2019       $    7,990
    15,000    CSLB Holdings, Inc.(a)                                    2.45           8/05/2019           14,996
     5,000    Enable Midstream(a)                                       3.50           9/17/2019            4,977
     5,000    Glencore Funding, LLC(a)                                  3.41           9/12/2019            4,980
     8,700    Glencore Funding, LLC                                     2.55           8/05/2019            8,697
    30,000    Mylan N.V.                                                2.65           8/02/2019           29,998
     4,000    Sherwin Williams Co.                                      2.47           8/06/2019            3,999
                                                                                                       ----------
              Total Commercial Paper (cost: $75,637)                                                       75,637
                                                                                                       ----------

-----------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-----------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.1%)
 3,487,418    State Street Institutional Treasury Money Market Fund
                Premier Class, 2.09%(s) (cost: $3,488)                                                      3,488
                                                                                                       ----------
              Total Money Market Instruments (cost: $79,125)                                               79,125
                                                                                                       ----------

              TOTAL INVESTMENTS (COST: $2,972,439)                                                     $3,001,928
                                                                                                       ==========

================================================================================

36  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                            LEVEL 1             LEVEL 2         LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------------------
Bonds:
  Asset-Backed Securities                        $      -          $  445,584          $    -     $  445,584
  Bank Loans                                            -              48,891               -         48,891
  Collateralized Loan Obligations                       -              49,970               -         49,970
  Collateralized Mortgage Obligations                   -               2,563               -          2,563
  Commercial Mortgage Securities                        -              87,003               -         87,003
  Corporate Obligations                                 -           1,439,001               -      1,439,001
  Eurodollar and Yankee Obligations                     -             437,793               -        437,793
  Foreign Government Obligations                        -              30,417               -         30,417
  Municipal Obligations                                 -             134,376               -        134,376
  U.S. Government Agency Issues                         -              33,610               -         33,610
  U.S. Treasury Securities                        178,347                   -               -        178,347

Equity Securities:
  Preferred Stocks                                      -              29,736           5,512         35,248

Money Market Instruments:
  Commercial Paper                                      -              75,637               -         75,637
  Government & U.S. Treasury Money
     Market Funds                                   3,488                   -               -          3,488
------------------------------------------------------------------------------------------------------------
Total                                            $181,835          $2,814,581          $5,512     $3,001,928
------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the compliance classification.

At July 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 20.3% of net assets at July 31, 2019.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR ANDYANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates

================================================================================

38  | USAA SHORT-TERM BOND FUND

================================================================================

    of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing. Rate represents an annualized yield at time of purchase or coupon rate, if applicable.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA      Economic Development Authority

    EDC      Economic Development Corp.

    IDA      Industrial Development Authority/Agency

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

    LIBOR    London Interbank Offered Rate

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by Victory Capital under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

    (c) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2019.

================================================================================

40  | USAA SHORT-TERM BOND FUND

================================================================================

    (d) Bank loans (loans) - are not registered under the Securities Act of 1933. The loans contain certain restrictions on resale and cannot be sold publicly. The stated interest rates represent the all in interest rate of all contracts within the loan facilities. The interest rates are adjusted periodically, and the rates disclosed represent the current rate at July 31, 2019. The weighted average life of the loans are likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loans are deemed liquid by Victory Capital, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (e) The bank loan will settle after July 31, 2019, at which time the interest rate will be determined.

    (f) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (g) Security is interest only. Interest-only commercial mortgage-backed securities (CMBS IOs) represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    (h) Security deemed illiquid by Victory Capital, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (i) At July 31, 2019, the issuer was in default with respect to interest and/or principal payments.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

    (j) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

    (k) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (l) Restricted security that is not registered under the Securities Act of 1933. The aggregate market value of these securities at July 31, 2019, was $11,076,000, which represented 0.4% of the Fund's net assets.

    (m) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (n) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (o) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under

================================================================================

42  | USAA SHORT-TERM BOND FUND

================================================================================

        conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (p) At July 31, 2019, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (q) Security was fair valued at July 31, 2019, by Victory Capital in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. For the USAA Short-Term Bond Fund, the total value of all such securities was $5,512,000, which represented 0.2% of the Fund's net assets.

    (r) Security was classified as Level 3.

    (s) Rate represents the money market fund annualized seven-day yield at July 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  43

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,972,439)                       $3,001,928
   Cash                                                                                       7,384
   Receivables:
       Capital shares sold                                                                    1,217
       Victory Capital (Note 8)                                                                   5
       Interest                                                                              22,805
       Securities sold                                                                        9,624
                                                                                         ----------
           Total assets                                                                   3,042,963
                                                                                         ----------
LIABILITIES
   Payables:
       Securities purchased                                                                  27,747
       Capital shares redeemed                                                                2,174
       Dividends on capital shares                                                              292
   Accrued administration and servicing fees                                                    308
   Accrued management fees                                                                      517
   Accrued transfer agent's fees                                                                295
   Other accrued expenses and payables                                                          223
                                                                                         ----------
           Total liabilities                                                                 31,556
                                                                                         ----------
               Net assets applicable to capital shares outstanding                       $3,011,407
                                                                                         ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $2,982,220
   Distributable earnings                                                                    29,187
                                                                                         ----------
               Net assets applicable to capital shares outstanding                       $3,011,407
                                                                                         ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,167,973/126,841 capital shares
           outstanding, no par value)                                                    $     9.21
                                                                                         ==========
       Institutional Shares (net assets of $1,822,756/198,050 capital shares
           outstanding, no par value)                                                    $     9.20
                                                                                         ==========
       Adviser Shares (net assets of $15,222/1,653 capital shares
           outstanding, no par value)                                                    $     9.21
                                                                                         ==========
       R6 Shares (net assets of $5,456/592 capital shares outstanding,
           no par value)                                                                 $     9.21
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

44  | USAA SHORT-TERM BOND FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                            $  1,806
   Interest                                                              103,220
   Securities lending (net)                                                   61
                                                                        --------
       Total income                                                      105,087
                                                                        --------
EXPENSES
   Management fees                                                         7,790
   Administration and servicing fees:
       Fund Shares                                                         1,751
       Institutional Shares                                                2,040
       Adviser Shares                                                         26
       R6 Shares                                                               3
   Transfer agent's fees:
       Fund Shares                                                         1,724
       Institutional Shares                                                2,040
       Adviser Shares                                                          7
       R6 Shares                                                               1
   Distribution and service fees (Note 8):
       Adviser Shares                                                         43
   Custody and accounting fees:
       Fund Shares                                                           172
       Institutional Shares                                                  292
       Adviser Shares                                                          2
       R6 Shares                                                               1
   Postage:
       Fund Shares                                                            80
       Institutional Shares                                                  134
   Shareholder reporting fees:
       Fund Shares                                                            38
       Institutional Shares                                                   16
   Trustees' fees                                                             37
   Registration fees:
       Fund Shares                                                            40
       Institutional Shares                                                   50
       Adviser Shares                                                         21
       R6 Shares                                                              20

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

   Professional fees                                                    $    103
   Other                                                                      43
                                                                        --------
            Total expenses                                                16,474
                                                                        --------
   Expenses reimbursed:
       R6 Shares                                                             (17)
                                                                        --------
            Net expenses                                                  16,457
                                                                        --------
NET INVESTMENT INCOME                                                     88,630
                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss                                                        (354)
   Change in net unrealized appreciation/(depreciation)                   51,945
                                                                        --------
           Net realized and unrealized gain                               51,591
                                                                        --------
   Increase in net assets resulting from operations                     $140,221
                                                                        ========

See accompanying notes to financial statements.

================================================================================

46  | USAA SHORT-TERM BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

---------------------------------------------------------------------------------------------------

                                                                                 2019          2018
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                   $   88,630    $   73,096
   Net realized gain (loss) on investments                                       (354)        3,633
   Change in net unrealized appreciation/(depreciation)
       of investments                                                          51,945       (56,420)
                                                                           ------------------------
       Increase in net assets resulting from operations                       140,221        20,309
                                                                           ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
       Fund Shares                                                            (31,432)      (27,523)
       Institutional Shares                                                   (57,077)      (44,960)
       Adviser Shares                                                            (417)         (488)
       R6 Shares                                                                 (150)         (121)
                                                                           ------------------------
           Distributions to shareholders                                      (89,076)      (73,092)
                                                                           ------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 7)
   Fund Shares                                                                (38,685)      (92,473)
   Institutional Shares                                                      (235,303)      102,957
   Adviser Shares                                                              (8,063)        1,889
   R6 Shares                                                                      231            96
                                                                           ------------------------
           Total net increase (decrease) in net assets from
               capital share transactions                                    (281,820)       12,469
                                                                           ------------------------
   Net decrease in net assets                                                (230,675)      (40,314)

NET ASSETS
   Beginning of year                                                        3,242,082     3,282,396
                                                                           ------------------------
   End of year                                                             $3,011,407    $3,242,082
                                                                           ========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  47

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Short-Term Bond Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high current income consistent with preservation of principal.

The Fund consists of four classes of shares: Short-Term Bond Fund Shares (Fund Shares), Short-Term Bond Fund Institutional Shares (Institutional Shares), Short-Term Bond Fund Adviser Shares (Adviser Shares), and Short-Term Bond Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class- related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to

================================================================================

48  | USAA SHORT-TERM BOND FUND

================================================================================

institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by an affiliate fund participating in a fund-of-funds investment strategy (affiliated funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services
(SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the Transaction) on July 1, 2019. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Pricing and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated bid or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

        Effective July 1, 2019, the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S. listed equities and the average of the bid and asked prices is used for foreign listed equities. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

================================================================================

50  | USAA SHORT-TERM BOND FUND

================================================================================

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined.
        In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale on the prior trading date.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

        been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

52  | USAA SHORT-TERM BOND FUND

================================================================================

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility, with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15%. Each fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

For the period July 1, 2019 to July 31, 2019, the Fund paid Citibank facility fees of less than $500, which represents 0.2% of the total fees paid to Citibank by the funds of the Trusts. The Fund had no borrowings under this agreement during the period July 1, 2019 to July 31, 2019. Effective July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation (CAPCO) terminated. For the period from August 1, 2018 to June 30, 2019, the Fund paid CAPCO facility fees of $26,000, which represents 3.9% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the period from August 1, 2018 to June 30, 2019.

================================================================================

54  | USAA SHORT-TERM BOND FUND

================================================================================

(3) INTERFUND LENDING

Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the U.S. Securities and Exchange Commission (SEC) in March 2017 (the Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each fund to directly lend and borrow money to or from certain other affiliated funds relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. For the period July 1, 2019 to July 31, 2019, the Fund did not lend.

(4) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2019, and 2018, was as follows:

                                              2019                       2018
                                          --------------------------------------
Ordinary income*                          $88,600,000                $73,084,000
Long-term realized capital gains              476,000                      8,000
                                          -----------                -----------
  Total distributions paid                $89,076,000                $73,092,000
                                          ===========                ===========

As of July 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                       $   255,000
Accumulated capital and other losses                                    (336,000)
Unrealized appreciation of investments                                29,521,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, dividends payable, passive foreign investment company, defaulted bond income, and hybrid interest accrual adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2019, the Fund had net capital loss carryforwards of $(336,000), for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                  CAPITAL LOSS CARRYFORWARDS
           ----------------------------------------
                         TAX CHARACTER
           ----------------------------------------
           (NO EXPIRATION)                 BALANCE
           ---------------                ---------
             Short-Term                   $       -
              Long-Term                    (336,000)
                                          ---------
                 Total                    $(336,000)
                                          =========

TAX BASIS OF INVESTMENTS - At July 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                NET
                                            GROSS              GROSS         UNREALIZED
                                          UNREALIZED         UNREALIZED     APPRECIATION/
FUND                     TAX COST        APPRECIATION       DEPRECIATION   (DEPRECIATION)
-----------------------------------------------------------------------------------------
USAA Short-Term
  Bond Fund           $2,972,407,000     $34,880,000        $(5,359,000)     $29,521,000

(5) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2019, were $1,457,308,000 and $1,593,141,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and

================================================================================

56  | USAA SHORT-TERM BOND FUND

================================================================================

affiliated Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended July 31, 2019 were as follows:

  PURCHASES                        SALES                NET REALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
 $3,625,000                          $-                           $-

(6) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At July 31, 2019, the Fund had no securities on loan.

(7) CAPITAL SHARE TRANSACTIONS

At July 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                               YEAR ENDED               YEAR ENDED
                                              JULY 31, 2019            JULY 31, 2018
----------------------------------------------------------------------------------------
                                          SHARES       AMOUNT       SHARES       AMOUNT
                                         -----------------------------------------------
FUND SHARES:
Shares sold                               25,391     $ 231,270      27,583     $ 252,252
Shares issued from
  reinvested dividends                     3,351        30,563       2,930        26,728
Shares redeemed                          (33,004)     (300,518)    (40,697)     (371,453)
                                         -----------------------------------------------
Net decrease from
  capital share transactions              (4,262)    $ (38,685)    (10,184)    $ (92,473)
                                         ===============================================
INSTITUTIONAL SHARES:
Shares sold                               46,093     $ 419,712      49,960     $ 455,625
Shares issued from
  reinvested dividends                     5,894        53,713       4,718        43,023
Shares redeemed                          (77,547)     (708,728)    (43,344)     (395,691)
                                         -----------------------------------------------
Net increase (decrease) from
  capital share transactions             (25,560)    $(235,303)     11,334     $ 102,957
                                         ===============================================
ADVISER SHARES:
Shares sold                                  296     $   2,697       1,774     $  16,258
Shares issued from
  reinvested dividends                        23           212          20           177
Shares redeemed                           (1,207)      (10,972)     (1,590)      (14,546)
                                         -----------------------------------------------
Net increase (decrease) from
  capital share transactions                (888)    $  (8,063)        204     $   1,889
                                         ===============================================
R6 SHARES:
Shares sold                                   24     $     226          11     $      98
Shares issued from
  reinvested dividends                         1             6           -*            3
Shares redeemed                               (-)*          (1)         (1)           (5)
                                         -----------------------------------------------
Net increase from capital
  share transactions                          25     $     231          10     $      96
                                         ===============================================

*Represents less than 500 shares.

================================================================================

58  | USAA SHORT-TERM BOND FUND

================================================================================

(8) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of- managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2019, the Fund had no subadviser(s).

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Short Investment Grade Bond Funds Index. The Lipper Short Investment Grade Bond Funds Index tracks the total return performance of funds within the Lipper Short Investment Grade Debt Funds category.

The performance period for each class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                             ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                          (IN BASIS POINTS)(1)
    --------------------------------------------------------------------
    +/- 20 to 50                                  +/-4
    +/- 51 to 100                                 +/-5
    +/- 101 and greater                           +/-6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Investment Grade Funds Index over that period, even if the class had overall negative returns during the performance period.

Under the investment advisory agreement with the Manager that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

For the period from August 1, 2018 to June 30, 2019, the Fund incurred management fees, paid or payable to AMCO, of $7,273,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $491,000, $833,000, $4,000, and $2,000, respectively.
For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares the performance adjustments were 0.04%, 0.04%, 0.03%, and 0.03%, respectively. For the period July 1, 2019 to July 31, 2019 the Fund incurred management fees, paid or payable to Victory Capital of $517,000, which included no performance adjustments.

ADMINISTRATION AND SERVICING FEES - Effective July 1, 2019, Victory Capital is obligated on a continuous basis to provide administrative services to the Fund. The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares and Adviser Shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. For the period from August 1, 2018 to June 30, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to AMCO, of $1,602,000, $1,883,000,

================================================================================

60  | USAA SHORT-TERM BOND FUND

================================================================================

$24,000, and $2,000, respectively. For the period July 1, 2019 to July 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to Victory Capital of $149,000, $157,000, $2,000, and $1,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

Effective July 1, 2019, these services are covered under a Compliance Services Agreement between the Trust and Victory Capital. For the period from August 1, 2018 to June 30, 2019, the Fund reimbursed AMCO $10,000 for these compliance and legal services. For the period July 1, 2019 to July 31, 2019, the Fund's portion of fees paid to Victory Capital under the Compliance Service Agreement was less than $500. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - Effective July 1, 2019, the Manager has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.53% of the Fund Shares, 0.43% of the Institutional Shares, 0.73% of the Adviser Shares, and 0.39% of the R6 Shares, through at least June 30, 2021. The Manager is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This waiver agreement may only be terminated by the Fund's Board of Trustees. Prior to July 1, 2019, AMCO agreed to limit the total annual operating expenses of the R6 Shares to 0.39% of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Shares for all expenses in excess of those amounts. For the period from August 1, 2018 to June 30, 2019,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

the R6 Shares incurred reimbursable expenses from AMCO of $11,000. For the period July 1, 2019 to July 31, 2019, the R6 Shares incurred reimbursable expenses of $5,000, all of which was receivable from the Manager.

TRANSFER AGENT'S FEES - Victory Capital Transfer Agency, Inc. (VCTA), (formerly, USAA Shareholder Account Services (SAS)) provides transfer agency services to the Fund. VCTA, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average daily net assets, plus out-of-pocket expenses.

For the year ended July 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares and R6 Shares incurred transfer agent's fees, paid or payable to VCTA, of $1,724,000, $2,040,000, $7,000, and $1,000, respectively.

DISTRIBUTION AND SERVICE (12b-1) FEES - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the Manager for exclusive distribution of the Fund's shares on a continuing best effort basis. Prior to July 1, 2019, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. Prior to July 1, 2019, IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the period from August 1, 2018 to June 30, 2019, the Adviser Shares incurred distribution and service (12b-1) fees, of $40,000. For the period July 1, 2019 to July 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees, of $3,000.

================================================================================

62  | USAA SHORT-TERM BOND FUND

================================================================================

UNDERWRITING SERVICES - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best effort basis. This agreement provides that VCA receive no fee or other compensation for such distribution services, but may receive 12b-1 fees with respect to Adviser Shares. Prior to July 1, 2019, IMCO provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(9) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other affiliated Funds in which the affiliated fund-of-funds invest. The fund-of-funds do not invest in the underlying affiliated funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of July 31, 2019, the fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                 0.2
Target Retirement Income                                                 1.6
Target Retirement 2020                                                   1.7
Target Retirement 2030                                                   1.7
Target Retirement 2040                                                   0.8
Target Retirement 2050                                                   0.3
Target Retirement 2060                                                   0.0*

*Represents less than 0.1%.

Effective July 1, 2019, Victory Capital replaced AMCO as the Fund's investment adviser and began managing the Fund. Prior to July 1, 2019, AMCO was indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager has determined there is no significant impact on the Fund's financial statements and various filings.

(11) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

64  | USAA SHORT-TERM BOND FUND

================================================================================

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 is effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard will have no significant impact on the financial statements and reporting disclosures of the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                           ---------------------------------------------------------------------------
                                 2019            2018              2017           2016            2015
                           ---------------------------------------------------------------------------
Net asset value at
  beginning of period      $     9.06      $     9.21        $     9.20     $     9.15     $      9.23
                           ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .24             .20               .17            .16             .15
  Net realized and
    unrealized gain (loss)        .15            (.15)              .01            .05            (.08)
                           ---------------------------------------------------------------------------
Total from investment
  operations                      .39             .05               .18            .21             .07
                           ---------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.24)           (.20)            (.17)          (.16)            (.15)
  Realized capital gains         (.00)(a)        (.00)(a)            -              -             (.00)(a)
                           ---------------------------------------------------------------------------
Total distributions              (.24)           (.20)            (.17)          (.16)            (.15)
                           ---------------------------------------------------------------------------
Net asset value at
  end of period            $     9.21      $     9.06        $     9.21     $     9.20      $     9.15
                           ===========================================================================
Total return (%)*                4.43             .54              2.02           2.34             .83
Net assets at
  end of period (000)      $1,167,973      $1,188,259        $1,301,428     $1,400,054      $1,823,922
Ratios to average daily
  net assets:**
  Expenses (%)(b)                 .57(c)          .59               .63            .61             .62
  Expenses, excluding
    reimbursements (%)(b)         .57             .59               .63            .61             .62
  Net investment
    income (%)                   2.68            2.18              1.90           1.76            1.65
Portfolio turnover (%)             48              39                31             22              31

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $1,166,978,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Fund Shares to 0.53% of the Fund Shares' average daily net assets.

================================================================================

66  | USAA SHORT-TERM BOND FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                           ---------------------------------------------------------------------------
                                 2019            2018              2017           2016            2015
                           ---------------------------------------------------------------------------
Net asset value at
  beginning of period      $     9.06      $     9.21        $     9.20     $     9.15      $     9.23
                           ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .25             .21               .18            .17             .16
  Net realized and
    unrealized gain (loss)        .14            (.15)              .01            .05            (.08)
                           ---------------------------------------------------------------------------
Total from investment
  operations                      .39             .06               .19            .22             .08
                           ---------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.25)           (.21)             (.18)          (.17)           (.16)
  Realized capital gains         (.00)(a)        (.00)(a)             -              -            (.00)(a)
                           ---------------------------------------------------------------------------
Total distributions              (.25)           (.21)             (.18)          (.17)           (.16)
                           ---------------------------------------------------------------------------
Net asset value at
  end of period            $     9.20      $     9.06        $     9.21     $     9.20      $     9.15
                           ===========================================================================

Total return (%)*                4.42             .65              2.13           2.44             .95
Net assets at end
  of period (000)          $1,822,756      $2,025,651        $1,954,307     $1,942,385      $2,237,771
Ratios to average
  daily net assets:**
  Expenses (%)(b)                 .47(c)          .48               .53            .51             .50
  Expenses, excluding
    reimbursements (%)(b)         .47             .48               .53            .51             .50
  Net investment
    income (%)                   2.78            2.29              2.00           1.87            1.76
Portfolio turnover (%)             48              39                31             22              31

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
** For the year ended July 31, 2019, average daily net assets were $2,040,048,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.43% of the Institutional Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  67

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                              ------------------------------------------------------------------------
                                 2019            2018              2017           2016            2015
                              ------------------------------------------------------------------------
Net asset value at
  beginning of period         $  9.06         $  9.21           $  9.20        $  9.15         $  9.23
                              ------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .22             .18               .16            .14             .13
  Net realized and
    unrealized gain (loss)        .15            (.15)              .01            .05            (.08)
                              ------------------------------------------------------------------------
Total from investment
  operations                      .37             .03               .17            .19             .05
                              ------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.22)           (.18)             (.16)          (.14)           (.13)
  Realized capital gains         (.00)(a)        (.00)(a)                                         (.00)(a)
                              ------------------------------------------------------------------------
Total distributions              (.22)           (.18)             (.16)          (.14)           (.13)
                              ------------------------------------------------------------------------
Net asset value at
  end of period               $  9.21         $  9.06           $  9.21        $  9.20         $  9.15
                              ========================================================================
Total return (%)*                4.17             .38              1.82           2.08             .59
Net assets at end
  of period (000)             $15,222         $23,030           $21,532        $12,747         $13,304
Ratios to average
  daily net assets:**
  Expenses (%)(b)                 .82(d)          .74               .82            .86             .85(c)
  Expenses, excluding
    reimbursements (%)(b)         .82             .74               .82            .86             .85
  Net investment
    income (%)                   2.43            2.02              1.70           1.52            1.41
Portfolio turnover (%)             48              39                31             22              31

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**  For the year ended July 31, 2019, average daily net assets were $17,051,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Prior to December 1, 2014, AMCO had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average daily net assets.
(d) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.73% of the Adviser Shares' average daily net assets.

================================================================================

68  | USAA SHORT-TERM BOND FUND

================================================================================

R6 SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                          PERIOD ENDED
                                                              YEAR ENDED JULY 31,           JULY 31,
                                                            ------------------------------------------
                                                              2019            2018             2017***
                                                            ------------------------------------------
Net asset value at beginning of period                      $ 9.07          $ 9.21           $ 9.12
                                                            ---------------------------------------
Income (loss) from investment operations:
  Net investment income                                        .26             .22              .13
  Net realized and unrealized gain (loss)                      .14            (.14)             .09
                                                            ---------------------------------------
Total from investment operations                               .40             .08              .22
                                                            ---------------------------------------
Less distributions from:
  Net investment income                                       (.26)           (.22)            (.13)
  Realized capital gains                                      (.00)(a)        (.00)(a)            -
                                                            ---------------------------------------
Total distributions                                           (.26)           (.22)            (.13)
                                                            ---------------------------------------
Net asset value at end of period                            $ 9.21          $ 9.07           $ 9.21
                                                            =======================================
Total return (%)*                                             4.50             .85             2.43
Net assets at end of period (000)                           $5,456          $5,142           $5,129
Ratios to average daily net assets:**
  Expenses (%)(b)                                              .39(d)          .39              .39(c)
  Expenses, excluding reimbursements (%)(b)                    .71             .67             1.02(c)
  Net investment income (%)                                   2.86            2.38             2.14(c)
Portfolio turnover (%)                                          48              39               31

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were $5,214,000. *** R6 Shares commenced operations on December 1, 2016.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the R6 Shares to 0.39% of the R6 Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  69

================================================================================

EXPENSE EXAMPLE

July 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2019, through July 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

70  | USAA SHORT-TERM BOND FUND

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                           BEGINNING                 ENDING             DURING PERIOD*
                                         ACCOUNT VALUE            ACCOUNT VALUE        FEBRUARY 1, 2019 -
                                        FEBRUARY 1, 2019          JULY 31, 2019          JULY 31, 2019
                                        -----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00               $1,026.10**               $2.81**

Hypothetical
  (5% return before expenses)               1,000.00                1,022.02**                2.81**

INSTITUTIONAL SHARES
Actual                                      1,000.00                1,026.60**                2.36**

Hypothetical
  (5% return before expenses)               1,000.00                1,022.46**                2.36**

ADVISER SHARES
Actual                                      1,000.00                1,024.90**                4.02**

Hypothetical
  (5% return before expenses)               1,000.00                1,020.83**                4.01**

R6 SHARES
Actual                                      1,000.00                1,027.00                  1.96

Hypothetical
  (5% return before expenses)               1,000.00                1,022.86                  1.96

*Expenses are equal to the annualized expense ratio of 0.56% for Fund Shares, 0.47% for Institutional Shares, 0.80% for Adviser Shares, and 0.39% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multipliedby 181 days/ 365 days for Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.61% for Fund Shares, 2.66% for Institutional Shares, 2.49% for Adviser Shares, and 2.70% for R6 Shares, for the six-month period of February 1, 2019, through July 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  71

================================================================================

**The Fund's annualized expense ratio of 0.56% for Fund shares, 0.47% for Institutional Shares and 0.80% for Adviser shares above reflects a change effective July 1, 2019, to implement the Manager's expense limitation of 0.53% of the Fund shares' average annual net assets, 0.43% for the Institutional Shares's average annual net assets 0.73% of the Adviser shares' average annual net assets. Had the expense limitation of 0.53% for the Fund Shares, 0.43% for the Institutional Shares and 0.73% for the Adviser Shares, which is net of expenses paid indirectly, been in effect for the entire six-month period of February 1, 2019, through July 31, 2019, the values in the table above would be as shown below.

                                                                                          EXPENSES PAID
                                            BEGINNING                ENDING              DURING PERIOD*
                                          ACCOUNT VALUE           ACCOUNT VALUE         FEBRUARY 1, 2019 -
                                         FEBRUARY 1, 2019         JULY 31, 2019           JULY 31, 2019
                                         -----------------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00               $1,026.10                  $2.66

Hypothetical
  (5% return before expenses)                1,000.00                1,022.17                   2.66

INSTITUTIONAL SHARES
Actual                                       1,000.00                1,026.60                   2.16

Hypothetical
  (5% return before expenses)                1,000.00                1,022.66                   2.16

ADVISER SHARES
Actual                                       1,000.00                1,024.90                   3.67

Hypothetical
  (5% return before expenses)                1,000.00                1,021.17                   3.66

================================================================================

72  | USAA SHORT-TERM BOND FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

================================================================================

Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in

================================================================================

74  | USAA SHORT-TERM BOND FUND

================================================================================

response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at

================================================================================

                                                     ADVISORY AGREEMENT(S) |  75

================================================================================

       least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

76  | USAA SHORT-TERM BOND FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o  With the exception of the USAA S&P 500 Index Fund, USAA Extended
       Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target
   Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  77

================================================================================

       enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services

================================================================================

78  | USAA SHORT-TERM BOND FUND

================================================================================

currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  79

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored

=============================================================================

80  | USAA SHORT-TERM BOND FUND

================================================================================

and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected

================================================================================

                                                     ADVISORY AGREEMENT(S) |  81

================================================================================

in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory

==============================================================================

82  | USAA SHORT-TERM BOND FUND

================================================================================

Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  83

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

================================================================================

84  | USAA SHORT-TERM BOND FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND AMCO)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the
(i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019.

At an in-person meeting of the Board of Trustees (the "Board") held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Advisory Agreement between the Trust and AMCO with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and AMCO, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding AMCO's revenues and costs of providing services to the Fund and

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Effective July 1, 2019, upon the closing of the transaction whereby AMCO acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and AMCO and the Sub-advisory Agreement with the Subadviser terminated and the new investment advisory agreement between the Trust and Victory Capital went into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are discussed above. Effective June 30, 2019, the Subadviser no longer manages any portion of the Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  85

================================================================================

compensation paid to affiliates of AMCO; and (iii) information about AMCO's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by AMCO. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and AMCO's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to AMCO is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by AMCO under the Advisory Agreement, the Board reviewed information provided by AMCO relating to its operations and personnel. The Board also took into account its knowledge of AMCO's management and the quality of the performance of AMCO's duties through

================================================================================

86  | USAA SHORT-TERM BOND FUND

================================================================================

Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to AMCO and the services provided to the Fund by AMCO under the Advisory Agreement, as well as other services provided by AMCO and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, AMCO and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by AMCO in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered AMCO's management style and the performance of AMCO's duties under the Advisory Agreement. The Board considered the level and depth of experience of AMCO, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including AMCO's process for monitoring "best execution," also was considered. AMCO's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered AMCO's risk management processes. The Board considered AMCO's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of AMCO and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by AMCO and its affiliate, including AMCO's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of AMCO's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total

================================================================================

                                                     ADVISORY AGREEMENT(S) |  87

================================================================================

expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe).

Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and below the median of its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board also took into account that the Fund's management fee was reduced effective October 1, 2017. The Board took into account the various services provided to the Fund by AMCO and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe

================================================================================

88  | USAA SHORT-TERM BOND FUND

================================================================================

and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the top 40% of its performance universe for the one-year period ended December 31, 2018, and was in the top 20% of its performance universe for the three-, five- and ten-year periods ended December 31, 2018.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for AMCO's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of AMCO's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to AMCO, the Board also considered the fact that AMCO and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to AMCO from its relationship with the Trust, including that AMCO may derive reputational and other benefits from its association with the Fund. The Trustees recognized that AMCO should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of Fund's growth and size on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionately more than some expenses. The Board determined that the current investment management fee structure was reasonable.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  89

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with AMCO, among others: (i) AMCO has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) AMCO maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices;
(iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO; and (v) AMCO's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by AMCO and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

90  | USAA SHORT-TERM BOND FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the "Board") of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information ("SAI").

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  91

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Director of USAA Investment Management Company (IMCO) (09/09-present); Chairman of Board of IMCO (4/13-present); President and Director of USAA Shareholder Account Services
(SAS) (10/09-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director and Vice Chairman of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Chairman of Board of ICORP (12/31-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); Chairman of Board of FAI (3/15-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

92  | USAA SHORT-TERM BOND FUND

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  93

================================================================================

Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as

================================================================================

94  | USAA SHORT-TERM BOND FUND

================================================================================

an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  95

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

96  | USAA SHORT-TERM BOND FUND

================================================================================

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

    (1) Indicates the Trustee was an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  97

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-06/30/19); Assistant Treasurer,

================================================================================

98  | USAA SHORT-TERM BOND FUND

================================================================================

USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Director, Accounting and Finance, Victory Capital Management Inc.
(7/1/19-present); Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-06/30/19).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  99

================================================================================

TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers, Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency, Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     111 West Houston St., Suite 1901
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Victory Capital Management Inc.'s proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

===============================================================================

       9800 Fredericksburg Road                                   --------------
       San Antonio, TX 78288                                         PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
   >>  Secure
   >>  Saves Time
   >>  Good for the Environment

Sign up today for online document delivery at usaa.com/ UDO

                                                         [LOGO OF RECYCLE PAPER]
                                                                  10%
================================================================================
23425-0919


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                   July 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Small Cap Stock Fund

         FUND               INSTITUTIONAL
        SHARES                 SHARES
        USCAX                  UISCX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

". . . NOW MAY BE AN OPPORTUNE TIME FOR
INVESTORS TO ENSURE THAT THEIR PORTFOLIOS ARE WELL [PHOTO OF BROOKS ENGLEHARDT] DIVERSIFIED AND THAT THEIR OVERALL ALLOCATION IS
APPROPRIATE FOR THEIR PARTICULAR RISK APPETITE."

--------------------------------------------------------------------------------

SEPTEMBER 2019

Although the bull market in equities has continued running, it was not without a few missteps. Trade turmoil, questions surrounding global economic growth, changing monetary policy, and geopolitical disputes have all led to increased volatility. But through it all, domestic stocks, as measured by the S&P 500(R) Index, still managed an annual return of approximately 8% for the 12-month period ended July 31, 2019.

Given the sometimes dire news flow and ample cross-currents, it's no surprise that volatility returned to the market. On one hand, the U.S. economy continues to look good. The unprecedented streak of job creation has continued uninterrupted, and unemployment is bouncing along historic lows at 3.7%. The consumer remains resilient and inflation is tepid. On the flip side, however, U.S. trade policy seems to be evolving, with new tariffs threatened and implemented. The markets generally dislike this type of trade turmoil and uncertainty, and the ongoing tensions between the United States and China (and other trading partners) threaten to upend global supply chains and hinder economic growth.

It's not just the stock market that has been dealing with volatility. The bond market also has experienced volatility, due largely to the U.S. Federal Reserve's (the "Fed") famous "pivot" in late 2018. Against the backdrop of rapidly falling equities in the fourth quarter of 2018, the Fed signaled that its next policy move would be to lower--not increase--short-term interest rates. This immediately altered the yield environment.

Meanwhile, the U.S. Treasury yield curve continued to flatten and, in fact, inverted--whereby shorter-term yields became higher than longer-term

================================================================================

================================================================================

yields. Such a yield-curve inversion is a worrying sign as it sometimes, but not always, portends to a recession.

Although we are not predicting a recession, we must acknowledge that risks have increased for an economic slowdown. Given that the current run in stocks is more than a decade old, it's important for investors to keep perspective that the bull market cannot continue forever. Therefore, now may be an opportune time for investors to ensure that their portfolios are well diversified and that their overall allocation is appropriate for their particular risk appetite.

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc., ("Victory Holdings"), a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). In connection with the Transaction, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019, and Victory Capital became the investment adviser to each USAA Mutual Fund. On the following pages, you will find information relating to your USAA Investments, which is now a Victory Capital Investment Franchise. If you have any questions about your investments, we encourage you to engage your financial advisor or else contact us directly at 800-235-8396 or visit usaa.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we value the opportunity to help you meet your investment goals.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                     8

FINANCIAL INFORMATION

   Distributions to Shareholders                                               9

   Report of Independent Registered
     Public Accounting Firm                                                   10

   Portfolio of Investments                                                   11

   Notes to Portfolio of Investments                                          30

   Financial Statements                                                       32

   Notes to Financial Statements                                              36

   Financial Highlights                                                       54

EXPENSE EXAMPLE                                                               56

ADVISORY AGREEMENT(S)                                                         58

TRUSTEES' AND OFFICERS' INFORMATION                                           79

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY VICTORY CAPITAL MANAGEMENT INC. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company LLP       ClariVest Asset Management LLC

    TIMOTHY J. McCORMACK, CFA                TODD WOLTER, CFA
    SHAUN F. PEDERSEN                        MICHAEL WATERMAN, CFA

Granahan Investment Management, Inc.     Munder Capital Management

    GARY C. HATTON, CFA                      TONY Y. DONG
    JENNIFER M. PAWLOSKI                     ROBERT E. CROSBY
    ANDREW L. BEJA, CFA                      ROBERT GLISE
    DAVID ROSE, CFA                          GAVIN HAYMAN
    JEFF HARRISON, CFA                       BRIAN S. MATUSZAK
                                             SEAN D. WRIGHT
VictoryShares and Solutions

    MANNIK S. DHILLON, CFA, CAIA
    WASIF A. LATIF

--------------------------------------------------------------------------------

o HOW DID THE SMALL-CAP MARKET PERFORM DURING THE 12-MONTH REPORTING PERIOD ENDED JULY 31, 2019?

    In a period that saw significant volatility for the broader equity markets, small-cap stocks as measured by the iShares Russell 2000(R) Index posted negative returns. Against a backdrop of slowing global growth, for much of the period markets responded primarily to headlines surrounding U.S. monetary and trade policies. Entering the 12-month reporting period, the U.S. Federal Reserve (the "Fed") was on a credit tightening trajectory, which the markets interpreted as confirming a relatively favorable outlook for the U.S. economy. The fourth quarter of 2018 saw a sharp reversal in investor risk appetite, however, as softening economic data from Europe and China raised concerns that the Fed would increase interest rates too quickly even as a global recession possibly loomed. Uncertainty regarding U.S. trade policy and corporate earnings also weighed on sentiment toward the end of 2018. While the Fed followed through on its previously

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    signaled December interest rate increase, it pivoted to a much more dovish stance entering 2019, leading to a rebound in risk asset valuations.

    Escalating rhetoric between the United States and China regarding trade and tariffs generated concerns throughout the 12-month reporting period. May 2019 saw markets decline as President Trump announced plans to impose 25% tariffs on $200 billion in Chinese imports. However, the market subsequently recovered its lost ground as the Fed indicated that it was prepared to cut its benchmark interest rate, if needed, to help offset any drag on economic growth stemming from trade frictions. Corporate earnings reports that generally were in line with expectations also served to bolster sentiment.

o HOW DID THE USAA SMALL CAP STOCK FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares.
    For the reporting period ended July 31, 2019, the Fund Shares and Institutional Shares had total returns of -2.07% and -1.98%, respectively. This compares to returns of -4.42% for the Russell 2000 Index (the "Index"), -6.75% for the S&P SmallCap 600(R) Index, and -2.55% for the Lipper Small-Cap Core Funds Index.

    Victory Capital Management Inc. (the "Manager" or "Victory Capital") is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Wellington Management Company LLP ("Wellington Management"), Granahan Investment Management, Inc., ("GIMI"), and ClariVest Asset Management LLC ("ClariVest") are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA SMALL CAP STOCK FUND

================================================================================

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    In a difficult period for small stocks, in terms of the Fund overall, stock selection had a positive effect on relative performance, while sector allocation detracted somewhat. Stock selection within the industrials, energy, and healthcare sectors contributed to relative return, while selection within real estate, financials, and consumer discretionary detracted. In terms of sector allocation, an overweight to energy and an underweight in utilities constrained performance, while overweights to healthcare and real estate contributed to returns.

    Wellington Management's small-cap value portion of the Fund outperformed the Russell 2000(R) Value Index during the trailing 12-month reporting period, as security selection drove positive performance. Strong stock selection within industrials, energy, and healthcare contributed to relative results, while selection in information technology and financials detracted. During the reporting period, sector allocation, a residual of Wellington Management's stock-by-stock selection process, modestly weighed on performance. Underweights to utilities, information technology, and financials sectors were the largest detractors, while an underweight to the energy sector and an overweight to the industrials sector partially offset these negative results. Top contributors to relative performance within the Wellington Management portion of the Fund included ESCO Technologies, Inc. (industrials), a producer of engineered products and systems; WNS Holdings Ltd. ADR (information technology), a global business process management company; and Huron Consulting Group, Inc. (industrials), a specialty consulting company. The largest individual detractors were Orion Engineered Carbons S.A. (materials), a specialty and rubber carbon black manufacturer; Tyman plc (industrials), a supplier of engineered door and window components and access solutions to the construction industry; and Belden, Inc. (information technology), a manufacturer of electronic cables and connectivity products.

    The GIMI portion of the Fund meaningfully outperformed for the reporting period. Broadly favorable stock selection drove performance, as selection was positive within nine of eleven market sectors. Performance within the GIMI strategy was led by selection in information technology, industrials, healthcare, and consumer staples sectors. Positioning with respect to materials benefited from both positive selection and an

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    underweight to the sector. Conversely, positive selection within energy was more than offset by an overweight to the sector versus the benchmark, while selection within consumer discretionary weighed on performance. In terms of individual holdings, Exact Sciences Corp., within the healthcare sector was the top contributor for the reporting period. Also included in the top contributors were Enphase Energy, Inc. in information technology, and industrial holding Kornit Digital Ltd. Conversely, a position in Weight Watchers International, Inc.*, within the consumer discretionary sector was the largest detractor, while the energy companies Carrizo Oil & Gas, Inc. and Ring Energy, Inc., were also among the biggest laggards.

    ClariVest's portion of the Fund performed essentially in line with the benchmark for the reporting period. ClariVest's positioning within the consumer discretionary and energy sectors contributed to returns, while their holdings in real estate and materials detracted overall. In terms of individual holdings, positions in for-profit education company K12, Inc. and personal installment lender OneMain Holdings, Inc.* were among the leading contributors to performance, while positions in the specialty pharmaceutical company Mallinckrodt plc and the real estate investment trust Ashford Hospitality Trust, Inc. were notable detractors.

    Thank you for allowing us to help you with your investment needs.

    *Weight Watchers International, Inc. and OneMain Holdings, Inc. were sold out of the Fund prior to July 31, 2019.

    Small-cap investing is subject to the risk that small-cap companies may be more vulnerable to adverse business or economic developments. Such securities may be less liquid and more volatile.

================================================================================

4  | USAA SMALL CAP STOCK FUND

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/19 o

--------------------------------------------------------------------------------
                                        1 YEAR          5 YEAR          10 YEAR
--------------------------------------------------------------------------------
Fund Shares                             -2.07%           7.46%           11.87%
Institutional Shares                    -1.98%           7.61%           12.13%
Russell 2000(R) Index*
  (reflects no deduction for fees,
  expenses, or taxes)                   -4.42%           8.53%           12.47%
S&P SmallCap 600 Index**
  (reflects no deduction for fees,
  expenses, or taxes)                   -6.75%           9.89%           13.99%
Lipper Small-Cap Core Funds
  Index*** (reflects no deduction
  for taxes)                            -2.55%           8.25%           12.24%

*The unmanaged Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

**The unmanaged S&P SmallCap 600 Index is a market-value-weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

***The unmanaged Lipper Small-Cap Core Funds Index tracks the total return performance of funds within the Lipper Small-Cap Core Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |   5

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]


                                                                  LIPPER SMALL        USAA SMALL-CAP
                      S&P SMALLCAP      RUSSELL 2000               CAP STOCK            CORE FUNDS
                       600 INDEX           INDEX                  FUND SHARES             INDEX
 7/31/2009             $10,000.00        $10,000.00              $10,000.00             $10,000.00
 8/31/2009              10,228.82         10,286.75                10,306.83             10,285.00
 9/30/2009              10,755.34         10,880.05                10,928.04             10,843.00
10/31/2009              10,142.69         10,141.35                10,326.85             10,327.00
11/30/2009              10,407.33         10,459.69                10,684.64             10,611.00
12/31/2009              11,305.63         11,301.64                11,418.46             11,338.00
 1/31/2010              10,923.06         10,885.61                11,012.14             11,149.00
 2/28/2010              11,392.39         11,375.96                11,508.40             11,528.00
 3/31/2010              12,278.87         12,301.83                12,290.17             12,403.00
 4/30/2010              12,996.98         12,998.04                12,905.21             12,972.00
 5/31/2010              12,058.66         12,012.10                11,962.62             12,160.00
 6/30/2010              11,206.43         11,081.23                11,179.73             11,338.00
 7/31/2010              11,917.15         11,842.73                11,893.54             12,023.00
 8/31/2010              11,027.55         10,965.92                11,188.73             11,180.00
 9/30/2010              12,284.70         12,332.23                12,438.86             12,466.00
10/31/2010              12,807.43         12,836.88                12,887.77             12,993.00
11/30/2010              13,263.93         13,281.98                13,324.92             13,488.00
12/31/2010              14,279.89         14,336.68                14,353.78             14,458.00
 1/31/2011              14,301.56         14,299.74                14,365.78             14,405.00
 2/28/2011              14,931.87         15,083.95                15,077.98             15,028.00
 3/31/2011              15,381.16         15,474.87                15,451.35             15,429.00
 4/30/2011              15,780.92         15,883.50                15,829.06             15,967.00
 5/31/2011              15,638.75         15,585.70                15,533.90             15,693.00
 6/30/2011              15,355.94         15,226.36                15,240.37             15,429.00
 7/31/2011              14,863.24         14,676.00                14,780.47             14,954.00
 8/31/2011              13,722.83         13,399.16                13,642.47             13,688.00
 9/30/2011              12,310.89         11,897.08                12,123.10             12,126.00
10/31/2011              14,157.01         13,697.80                13,899.38             14,036.00
11/30/2011              14,246.42         13,647.87                13,846.87             14,036.00
12/31/2011              14,424.96         13,738.03                13,807.31             14,147.00
 1/31/2012              15,373.83         14,708.63                14,730.44             15,087.00
 2/29/2012              15,699.04         15,060.64                15,177.73             15,393.00
 3/31/2012              16,154.15         15,446.53                15,452.98             15,742.00
 4/30/2012              15,950.31         15,207.93                15,289.85             15,467.00
 5/31/2012              14,950.15         14,201.32                14,232.50             14,401.00
 6/30/2012              15,575.61         14,909.97                14,669.40             15,055.00
 7/31/2012              15,456.26         14,703.93                14,607.70             14,939.00
 8/31/2012              16,041.87         15,194.26                15,089.51             15,309.00
 9/30/2012              16,416.02         15,693.21                15,524.88             15,752.00
10/31/2012              16,082.74         15,352.75                15,350.57             15,425.00
11/30/2012              16,243.28         15,434.32                15,528.12             15,647.00
12/31/2012              16,779.88         15,984.17                16,007.81             16,248.00
 1/31/2013              17,749.51         16,984.67                16,967.48             17,208.00
 2/28/2013              17,999.36         17,172.03                17,160.09             17,435.00
 3/31/2013              18,761.76         17,964.93                17,904.56             18,114.00
 4/30/2013              18,711.89         17,898.91                17,809.27             17,823.00
 5/31/2013              19,525.43         18,614.30                18,467.66             18,675.00
 6/30/2013              19,496.95         18,519.07                18,320.52             18,611.00
 7/31/2013              20,831.44         19,815.10                19,497.89             19,711.00
 8/31/2013              20,323.94         19,185.73                18,914.62             19,139.00
 9/30/2013              21,589.43         20,409.85                20,028.17             20,240.00
10/31/2013              22,368.28         20,923.07                20,665.19             20,984.00
11/30/2013              23,373.88         21,761.34                21,395.64             21,847.00
12/31/2013              23,712.17         22,189.60                21,790.67             22,366.00
 1/31/2014              22,797.63         21,575.39                21,006.90             21,587.00
 2/28/2014              23,813.65         22,591.84                21,964.57             22,437.00
 3/31/2014              23,979.87         22,437.85                22,056.71             22,496.00
 4/30/2014              23,310.58         21,567.69                21,499.45             21,611.00
 5/31/2014              23,373.50         21,740.51                21,636.80             21,741.00
 6/30/2014              24,475.50         22,897.26                22,624.63             22,638.00
 7/31/2014              23,130.65         21,511.31                21,361.00             21,422.00
 8/31/2014              24,124.11         22,577.96                22,297.82             22,319.00
 9/30/2014              22,829.19         21,212.12                21,065.05             21,197.00
10/31/2014              24,447.33         22,610.41                22,217.03             22,307.00
11/30/2014              24,380.14         22,630.67                22,248.48             22,449.00
12/31/2014              25,076.85         23,275.64                22,682.72             22,964.00
 1/31/2015              24,200.52         22,526.96                21,867.23             22,025.00
 2/28/2015              25,659.67         23,864.30                23,173.54             23,677.00
 3/31/2015              26,070.86         24,280.05                23,533.60             23,889.00
 4/30/2015              25,464.65         23,660.84                23,079.87             23,519.00
 5/31/2015              25,854.77         24,201.02                23,396.79             23,876.00
 6/30/2015              26,120.85         24,382.25                23,505.73             24,167.00
 7/31/2015              25,899.54         24,098.88                23,266.13             23,479.00
 8/31/2015              24,558.79         22,584.49                22,049.74             22,170.00
 9/30/2015              23,699.52         21,476.42                21,131.51             20,994.00
10/31/2015              25,144.17         22,686.41                22,371.33             22,369.00
11/30/2015              25,817.63         23,424.37                22,908.79             22,897.00
12/31/2015              24,582.19         22,248.24                21,724.23             21,745.00
 1/31/2016              23,066.00         20,291.85                20,264.37             20,058.00
 2/29/2016              23,323.71         20,290.94                20,413.19             20,217.00
 3/31/2016              25,235.62         21,910.40                22,055.10             21,846.00
 4/30/2016              25,531.95         22,254.27                22,334.53             22,062.00
 5/31/2016              25,955.39         22,755.54                22,743.41             22,308.00
 6/30/2016              26,112.98         22,741.20                22,677.34             21,962.00
 7/31/2016              27,442.28         24,099.00                23,789.28             23,317.00
 8/31/2016              27,814.53         24,525.17                24,129.11             23,721.00
 9/30/2016              27,993.40         24,798.34                24,229.15             23,692.00
10/31/2016              26,740.51         23,619.43                23,368.43             22,610.00
11/30/2016              30,096.32         26,253.28                25,875.93             25,076.00
12/31/2016              31,110.17         26,988.89                26,620.29             25,851.00
 1/31/2017              30,986.41         27,095.34                26,733.14             26,012.00
 2/28/2017              31,479.68         27,618.25                27,194.82             26,158.00
 3/31/2017              31,441.16         27,654.39                27,193.10             26,056.00
 4/30/2017              31,724.86         27,957.66                27,459.82             26,202.00
 5/31/2017              31,050.46         27,388.89                26,993.79             25,632.00
 6/30/2017              31,979.38         28,335.68                27,658.13             26,158.00
 7/31/2017              32,289.13         28,546.20                27,883.72             26,304.00
 8/31/2017              31,460.84         28,183.03                27,456.27             25,749.00
 9/30/2017              33,886.07         29,941.91                29,117.01             27,501.00
10/31/2017              34,207.53         30,197.14                29,495.02             27,836.00
11/30/2017              35,411.58         31,067.40                30,358.47             28,785.00
12/31/2017              35,227.43         30,942.01                30,332.77             28,469.00
 1/31/2018              36,118.65         31,750.66                31,088.40             29,183.00
 2/28/2018              34,720.07         30,521.22                29,811.81             27,998.00
 3/31/2018              35,426.87         30,915.97                30,118.84             28,323.00
 4/30/2018              35,792.13         31,183.25                30,258.33             28,745.00
 5/31/2018              38,103.91         33,076.10                31,739.77             30,594.00
 6/30/2018              38,534.74         33,313.11                31,930.16             30,788.00
 7/31/2018              39,751.55         33,893.71                32,590.37             31,356.00
 8/31/2018              41,673.45         35,354.86                33,879.88             32,751.00
 9/30/2018              40,350.69         34,504.50                33,179.62             31,956.00
10/31/2018              36,122.23         30,756.74                29,900.15             28,615.00
11/30/2018              36,665.66         31,245.62                30,452.92             29,118.00
12/31/2018              32,239.53         27,534.08                26,938.99             25,644.00
 1/31/2019              35,668.41         30,631.62                29,849.55             28,578.00
 2/28/2019              37,221.28         32,224.09                31,264.10             30,046.00
 3/31/2019              35,981.45         31,549.66                30,610.18             29,220.00
 4/30/2019              37,375.27         32,621.42                31,895.52             30,615.00
 5/31/2019              34,113.06         30,084.37                29,330.78             28,523.00
 6/30/2019              36,653.29         32,210.65                31,430.76             30,468.00
 7/31/2019              37,069.92         32,396.10                31,759.94             30,706.00

                                   [END CHART]

                       Data from 7/31/09 through 7/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Shares to the benchmarks listed above (see page 5 for benchmark definitions)

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Small-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA SMALL CAP STOCK FUND

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/19 o
                                (% of Net Assets)

WNS Holdings Ltd. ADR ....................................................  1.2%
Exact Sciences Corp. .....................................................  0.8%
Portland General Electric Co. ............................................  0.7%
Radian Group, Inc. .......................................................  0.7%
First Midwest Bancorp, Inc. ..............................................  0.7%
Repligen Corp. ...........................................................  0.7%
ACCO Brands Corp. ........................................................  0.7%
Insulet Corp. ............................................................  0.7%
International Bancshares Corp. ...........................................  0.6%
iShares Russell 2000 ETF .................................................  0.6%

                        o SECTOR ALLOCATION** - 7/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIAL                                                                  27.3%
CONSUMER, NON-CYCLICAL                                                     19.6%
INDUSTRIAL                                                                 13.6%
TECHNOLOGY                                                                 13.1%
CONSUMER, CYCLICAL                                                          9.0%
COMMUNICATIONS                                                              5.1%
ENERGY                                                                      4.2%
UTILITIES                                                                   3.2%
BASIC MATERIALS                                                             2.1%
GOVERNMENT                                                                  0.0%

                                   [END CHART]

*Does not include money market instruments.

**Does not include exchange traded funds and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust ("Trust"). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"), an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby USAA Asset Management Company ("AMCO") was acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital.

                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
       FOR                           AGAINST                         ABSTAIN
--------------------------------------------------------------------------------
    76,111,300                      2,758,465                       1,670,107

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested person" as defined in the Investment Company Act of 1940, as amended
(1940 Act) ("Interested Trustee"); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                          NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                           FOR                          VOTES WITHHELD
--------------------------------------------------------------------------------
David C. Brown                  8,299,565,565                      820,887,736
John C. Walters                 8,317,935,885                      802,517,416

================================================================================

8  | USAA SMALL CAP STOCK FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2019:

     DIVIDEND RECEIVED               LONG-TERM
    DEDUCTION (CORPORATE            CAPITAL GAIN                  QUALIFIED INTEREST
      SHAREHOLDERS)(1)             DISTRIBUTIONS(2)                      INCOME
    --------------------------------------------------------------------------------
          48.25%                    $132,650,000                        $316,000
    --------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |   9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SMALL CAP STOCK FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Small Cap Stock Fund (the "Fund") (one of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the USAA Mutual Funds Trust) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 20, 2019

================================================================================

10  | USAA SMALL CAP STOCK FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2019

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.3%)

              COMMON STOCKS (97.2%)

              BASIC MATERIALS (2.1%)
              ----------------------
              CHEMICALS (1.4%)
    96,600    Ferro Corp.(a)                                                             $    1,423
    27,300    FMC Corp.                                                                       2,359
    41,747    Materion Corp.                                                                  2,594
    42,400    Minerals Technologies, Inc.                                                     2,258
   259,874    Orion Engineered Carbons S.A.                                                   5,062
    73,400    PolyOne Corp.                                                                   2,405
    31,582    Sensient Technologies Corp.                                                     2,153
    36,630    Stepan Co.                                                                      3,632
                                                                                         ----------
                                                                                             21,886
                                                                                         ----------
              FOREST PRODUCTS & PAPER (0.3%)
    36,076    Neenah, Inc.                                                                    2,371
    78,600    Resolute Forest Products, Inc.                                                    480
    16,241    Schweitzer-Mauduit International, Inc.                                            559
   102,474    Verso Corp. "A"(a)                                                              1,658
                                                                                         ----------
                                                                                              5,068
                                                                                         ----------
              IRON/STEEL (0.4%)
   177,518    Cleveland-Cliffs, Inc.                                                          1,892
   222,200    Commercial Metals Co.                                                           3,891
                                                                                         ----------
                                                                                              5,783
                                                                                         ----------
              Total Basic Materials                                                          32,737
                                                                                         ----------
              COMMUNICATIONS (5.1%)
              ---------------------
              ADVERTISING (0.1%)
    34,202    SharpSpring, Inc.(a)                                                              326
     3,169    Trade Desk, Inc. "A"(a)                                                           834
                                                                                         ----------
                                                                                              1,160
                                                                                         ----------
              INTERNET (2.8%)
    30,276    ANGI Homeservices, Inc. "A"(a)                                                    419
    67,300    Chewy, Inc. "A"(a)                                                              2,259
    26,384    Cogent Communications Holdings, Inc.                                            1,662

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
    67,232    Etsy, Inc.(a)                                                              $    4,506
    27,200    GoDaddy, Inc. "A"(a)                                                            1,996
    25,374    HeadHunter Group plc ADR                                                          461
 1,319,822    Limelight Networks, Inc.(a)                                                     3,577
     8,497    Match Group, Inc.                                                                 640
    70,978    Mimecast Ltd.(a)                                                                3,378
    24,305    Okta, Inc.(a)                                                                   3,180
   123,460    Perficient, Inc.(a)                                                             4,219
    32,796    Proofpoint, Inc.(a)                                                             4,139
   647,576    Rubicon Project, Inc.(a)                                                        4,928
    97,600    RumbleON, Inc. "B"(a)                                                             456
    92,660    TechTarget, Inc.(a)                                                             2,133
    52,300    Yelp, Inc.(a)                                                                   1,833
    19,800    Zendesk, Inc.(a)                                                                1,654
   367,468    Zix Corp.(a)                                                                    3,348
                                                                                         ----------
                                                                                             44,788
                                                                                         ----------
              MEDIA (1.1%)
    54,900    EW Scripps Co. "A"                                                                842
   199,744    Gray Television, Inc.(a)                                                        3,545
    19,194    Liberty Broadband Corp. "A"(a)                                                  1,885
    87,109    MSG Networks, Inc. "A"(a)                                                       1,654
   109,000    Sinclair Broadcast Group, Inc. "A"                                              5,477
   209,853    TEGNA, Inc.                                                                     3,188
    25,600    World Wrestling Entertainment, Inc. "A"                                         1,863
                                                                                         ----------
                                                                                             18,454
                                                                                         ----------
              TELECOMMUNICATIONS (1.1%)
    46,200    CommScope Holding Co., Inc.(a)                                                    660
   115,200    Finisar Corp.(a)                                                                2,711
    59,197    GTT Communications, Inc.(a)                                                       716
    42,978    InterDigital, Inc.                                                              2,769
    96,000    Viavi Solutions, Inc.(a)                                                        1,408
   760,946    Vonage Holdings Corp.(a)                                                        9,436
                                                                                         ----------
                                                                                             17,700
                                                                                         ----------
              Total Communications                                                           82,102
                                                                                         ----------
              CONSUMER, CYCLICAL (9.0%)
              -------------------------
              AIRLINES (0.3%)
    87,400    Hawaiian Holdings, Inc.                                                         2,272
    72,300    Mesa Air Group, Inc.(a)                                                           740
    19,700    SkyWest, Inc.                                                                   1,196
                                                                                         ----------
                                                                                              4,208
                                                                                         ----------

================================================================================

12  | USAA SMALL CAP STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              APPAREL (0.7%)
    21,500    Deckers Outdoor Corp.(a)                                                   $    3,360
    30,240    Kontoor Brands, Inc.(a)                                                           887
   209,800    Levi Strauss & Co. "A"(a)                                                       3,999
    76,100    Steven Madden Ltd.                                                              2,626
                                                                                         ----------
                                                                                             10,872
                                                                                         ----------
              AUTO MANUFACTURERS (0.0%)
    44,148    Wabash National Corp.                                                             699
                                                                                         ----------
              AUTO PARTS & EQUIPMENT (1.9%)
   235,700    American Axle & Manufacturing Holdings, Inc.(a)                                 2,845
    57,100    Commercial Vehicle Group, Inc.(a)                                                 464
    91,720    Cooper Tire & Rubber Co.                                                        2,469
   273,200    Dana, Inc.                                                                      4,565
    65,351    Douglas Dynamics, Inc.                                                          2,686
   212,213    Gentherm, Inc.(a)                                                               8,682
   103,100    Meritor, Inc.(a)                                                                2,550
    37,500    Methode Electronics, Inc.                                                       1,123
   213,306    Modine Manufacturing Co.(a)                                                     2,926
    80,217    Motorcar Parts of America, Inc.(a)                                              1,434
                                                                                         ----------
                                                                                             29,744
                                                                                         ----------
              DISTRIBUTION/WHOLESALE (0.5%)
    11,698    Anixter International, Inc.(a)                                                    753
    33,800    G-III Apparel Group Ltd.(a)                                                       969
   185,438    Hudson Technologies, Inc.(a)                                                      114
    49,768    ScanSource, Inc.(a)                                                             1,689
   185,778    Titan Machinery, Inc.(a)                                                        3,853
    34,092    Triton International Ltd.                                                       1,128
                                                                                         ----------
                                                                                              8,506
                                                                                         ----------
              ENTERTAINMENT (0.2%)
     5,542    Live Nation Entertainment, Inc.(a)                                                399
     8,570    Vail Resorts, Inc.                                                              2,113
                                                                                         ----------
                                                                                              2,512
                                                                                         ----------
              HOME BUILDERS (1.3%)
     7,509    Cavco Industries, Inc.(a)                                                       1,332
    76,400    Green Brick Partners, Inc.(a)                                                     719
   206,892    KB Home                                                                         5,435
    70,600    M/I Homes, Inc.(a)                                                              2,497
     8,900    MDC Holdings, Inc.                                                                322
   107,531    Skyline Champion Corp.(a)                                                       3,064

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
   249,726    Taylor Morrison Home Corp.(a)                                              $    5,624
   158,046    TRI Pointe Group, Inc.(a)                                                       2,164
                                                                                         ----------
                                                                                             21,157
                                                                                         ----------
              LEISURE TIME (0.4%)
    46,000    Clarus Corp.                                                                      661
   125,405    Liberty TripAdvisor Holdings, Inc. "A"(a)                                       1,448
    94,409    OneSpaWorld Holdings Ltd.(a)                                                    1,478
    32,500    Planet Fitness, Inc. "A"(a)                                                     2,557
                                                                                         ----------
                                                                                              6,144
                                                                                         ----------
              OFFICE FURNISHINGS (0.1%)
   109,836    Steelcase, Inc. "A"                                                             1,857
                                                                                         ----------
              RETAIL (3.4%)
   145,200    American Eagle Outfitters, Inc.                                                 2,569
   176,800    At Home Group, Inc.(a)                                                          1,059
    43,506    Beacon Roofing Supply, Inc.(a)                                                  1,576
   289,000    Bed Bath & Beyond, Inc.                                                         2,806
    71,900    Big Lots, Inc.                                                                  1,841
    13,800    Burlington Stores, Inc.(a)                                                      2,494
    78,481    Cato Corp. "A"                                                                  1,128
    40,400    Cheesecake Factory, Inc.                                                        1,740
    11,400    Cracker Barrel Old Country Store, Inc.                                          1,980
    58,200    Dave & Buster's Entertainment, Inc.                                             2,366
    29,600    Dillard's, Inc. "A"                                                             2,154
    19,600    Five Below, Inc.(a)                                                             2,302
    65,400    GMS, Inc.(a)                                                                    1,472
    80,700    Group 1 Automotive, Inc.                                                        6,776
    20,700    Jack in the Box, Inc.                                                           1,487
    14,800    Lithia Motors, Inc. "A"                                                         1,952
   528,009    Office Depot, Inc.                                                              1,077
    47,947    PC Connection, Inc.                                                             1,568
    14,100    RH(a)                                                                           1,966
   173,264    Rush Enterprises, Inc. "A"                                                      6,525
   142,100    Sally Beauty Holdings, Inc.(a)                                                  1,952
   127,900    Signet Jewelers Ltd.                                                            2,320
    42,000    Texas Roadhouse, Inc.                                                           2,320
    43,900    World Fuel Services Corp.                                                       1,714
                                                                                         ----------
                                                                                             55,144
                                                                                         ----------
              STORAGE/WAREHOUSING (0.2%)
    72,519    Mobile Mini, Inc.                                                               2,463
                                                                                         ----------
              Total Consumer, Cyclical                                                      143,306
                                                                                         ----------

================================================================================

14  | USAA SMALL CAP STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              CONSUMER, NON-CYCLICAL (19.6%)
              ------------------------------
              AGRICULTURE (0.1%)
    13,369    Universal Corp.                                                            $      795
                                                                                         ----------
              BEVERAGES (0.6%)
     5,500    Boston Beer Co., Inc. "A"(a)                                                    2,158
   646,640    C&C Group plc(b)                                                                2,943
   166,800    Luckin Coffee, Inc. ADR(a)                                                      4,051
                                                                                         ----------
                                                                                              9,152
                                                                                         ----------
              BIOTECHNOLOGY (4.3%)
    54,159    Acceleron Pharma, Inc.(a)                                                       2,365
    40,991    Argenx SE ADR(a)                                                                5,758
   213,900    ArQule, Inc.(a)                                                                 2,158
    81,800    Arrowhead Pharmaceuticals, Inc.(a)                                              2,377
     7,600    Bluebird Bio, Inc.(a)                                                             997
    50,400    Cara Therapeutics, Inc.(a)                                                      1,207
    14,815    Cellectis S.A. ADR(a)                                                             216
     9,500    CRISPR Therapeutics AG(a)                                                         481
    75,700    Cymabay Therapeutics, Inc.(a)                                                     468
    27,923    CytomX Therapeutics, Inc.(a)                                                      288
    31,300    Deciphera Pharmaceuticals, Inc.(a)                                                692
    10,100    Esperion Therapeutics, Inc.(a)                                                    401
   108,650    Exact Sciences Corp.(a)                                                        12,507
    30,258    Genfit ADR(a)                                                                     530
    19,100    Guardant Health, Inc.(a)                                                        1,795
   236,079    Immunomedics, Inc.(a)                                                           3,482
    87,476    Insmed, Inc.(a)                                                                 1,920
    10,517    Intercept Pharmaceuticals, Inc.(a)                                                661
     2,564    Ionis Pharmaceuticals, Inc.(a)                                                    169
    57,600    Iovance Biotherapeutics, Inc.(a)                                                1,416
    48,700    Lexicon Pharmaceuticals, Inc.(a)                                                   66
    15,123    Ligand Pharmaceuticals, Inc.(a)                                                 1,384
    39,068    MacroGenics, Inc.(a)                                                              562
   200,608    Medicines Co.(a)                                                                7,190
   180,188    NeoGenomics, Inc.(a)                                                            4,391
    35,319    NGM Biopharmaceuticals, Inc.(a)                                                   497
    91,226    Orchard Therapeutics plc ADR(a)                                                 1,286
    59,387    Stemline Therapeutics, Inc.(a)                                                    788
    38,799    Twist Bioscience Corp.(a)                                                       1,308
   181,267    Veracyte, Inc.(a)                                                               5,142
   210,707    Vericel Corp.(a)                                                                4,029
   141,900    Viking Therapeutics, Inc.(a)                                                    1,091

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
    84,019    Xenon Pharmaceuticals, Inc.(a)                                             $      808
    26,300    Zai Lab Ltd. ADR(a)                                                               845
                                                                                         ----------
                                                                                             69,275
                                                                                         ----------
              COMMERCIAL SERVICES (5.6%)
    40,541    2U, Inc.(a)                                                                       519
    24,393    AMN Healthcare Services, Inc.(a)                                                1,302
    50,148    ASGN, Inc.(a)                                                                   3,162
    56,077    CAI International, Inc.(a)                                                      1,278
    92,700    Cardtronics plc "A"(a)                                                          2,640
    25,500    CBIZ, Inc.(a)                                                                     596
    48,004    Chegg, Inc.(a)                                                                  2,156
     2,774    CorVel Corp.(a)                                                                   236
     9,371    CoStar Group, Inc.(a)                                                           5,767
    43,606    Euronet Worldwide, Inc.(a)                                                      6,799
    38,344    EVERTEC, Inc.                                                                   1,228
   188,313    Forrester Research, Inc.                                                        8,913
    35,010    FTI Consulting, Inc.(a)                                                         3,657
     3,791    Grand Canyon Education, Inc.(a)                                                   412
    97,621    Hackett Group, Inc.                                                             1,603
    59,863    HealthEquity, Inc.(a)                                                           4,908
    48,700    HMS Holdings Corp.(a)                                                           1,700
    77,150    Huron Consulting Group, Inc.(a)                                                 4,704
    23,329    ICF International, Inc.                                                         1,987
    35,394    K12, Inc.(a)                                                                    1,056
   152,200    Kelly Services, Inc. "A"                                                        4,236
    94,636    Matthews International Corp. "A"                                                3,232
    11,000    Medifast, Inc.                                                                  1,228
    21,514    Morningstar, Inc.                                                               3,270
   251,412    Navigant Consulting, Inc.                                                       6,124
    30,000    Paylocity Holding Corp.(a)                                                      3,063
   225,114    SEACOR Marine Holdings, Inc.(a)                                                 3,170
    17,450    ShotSpotter, Inc.(a)                                                              656
   220,542    SP Plus Corp.(a)                                                                7,615
     4,277    Strategic Education, Inc.                                                         761
   100,890    TrueBlue, Inc.(a)                                                               1,995
                                                                                         ----------
                                                                                             89,973
                                                                                         ----------
              COSMETICS/PERSONAL CARE (0.2%)
   101,200    Edgewell Personal Care Co.(a)                                                   3,080
                                                                                         ----------
              FOOD (0.9%)
    77,900    B&G Foods, Inc.                                                                 1,424
    34,000    Cal-Maine Foods, Inc.                                                           1,352
    61,261    Cranswick plc(b)                                                                1,982

================================================================================

16  | USAA SMALL CAP STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
    71,600    Grocery Outlet Holding Corp.(a)                                            $    2,789
    98,075    Hostess Brands, Inc.(a)                                                         1,385
    63,716    Performance Food Group Co.(a)                                                   2,794
     9,100    Sanderson Farms, Inc.                                                           1,192
    80,900    Simply Good Foods Co.(a)                                                        2,203
                                                                                         ----------
                                                                                             15,121
                                                                                         ----------
              HEALTHCARE PRODUCTS (4.3%)
    22,556    ABIOMED, Inc.(a)                                                                6,283
    24,400    Adaptive Biotechnologies Corp.(a)                                                 941
    52,300    AxoGen, Inc.(a)                                                                   940
    68,435    Cardiovascular Systems, Inc.(a)                                                 3,136
    40,898    CONMED Corp.                                                                    3,572
   293,715    CytoSorbents Corp.(a)                                                           2,062
    24,402    Genomic Health, Inc.(a)                                                         1,781
    19,828    Globus Medical, Inc. "A"(a)                                                       904
    19,562    Inogen, Inc.(a)                                                                 1,203
    38,400    Inspire Medical Systems, Inc.(a)                                                2,597
    86,095    Insulet Corp.(a)                                                               10,585
   114,809    Invacare Corp.                                                                    614
    43,100    LivaNova plc(a)                                                                 3,321
    87,685    Merit Medical Systems, Inc.(a)                                                  3,460
    33,935    Natus Medical, Inc.(a)                                                          1,054
    35,800    Novocure Ltd.(a)                                                                2,979
   121,100    OPKO Health, Inc.(a)                                                              256
    58,741    OrthoPediatrics Corp.(a)                                                        2,074
   124,967    Oxford Immunotec Global plc(a)                                                  1,612
   117,766    Repligen Corp.(a)                                                              11,116
   596,523    Sientra, Inc.(a)                                                                3,639
    29,829    West Pharmaceutical Services, Inc.                                              4,095
                                                                                         ----------
                                                                                             68,224
                                                                                         ----------
              HEALTHCARE-SERVICES (1.2%)
    32,000    Amedisys, Inc.(a)                                                               4,413
    25,700    Encompass Health Corp.                                                          1,641
    74,562    Ensign Group, Inc.                                                              4,493
    88,695    Natera, Inc.(a)                                                                 2,446
   108,029    Neuronetics, Inc.(a)                                                            1,287
    20,600    Syneos Health, Inc.(a)                                                          1,052
    25,329    Teladoc Health, Inc.(a)                                                         1,728
    96,642    Triple-S Management Corp. "B"(a)                                                2,317
                                                                                         ----------
                                                                                             19,377
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              HOUSEHOLD PRODUCTS/WARES (1.1%)
 1,129,911    ACCO Brands Corp.                                                          $   11,050
    25,900    Central Garden & Pet Co. "A"(a)                                                   714
    23,953    Helen of Troy Ltd.(a)                                                           3,552
    30,940    Spectrum Brands Holdings, Inc.                                                  1,550
                                                                                         ----------
                                                                                             16,866
                                                                                         ----------
              PHARMACEUTICALS (1.3%)
    70,251    Aerie Pharmaceuticals, Inc.(a)                                                  1,522
    42,800    Athenex, Inc.(a)                                                                  770
   182,523    Aurinia Pharmaceuticals, Inc.(a)                                                1,161
   136,700    BioDelivery Sciences International, Inc.(a)                                       507
   142,591    Collegium Pharmaceutical, Inc.(a)                                               1,564
    31,746    DexCom, Inc.(a)                                                                 4,980
    32,646    Enanta Pharmaceuticals, Inc.(a)                                                 2,449
    73,000    Endo International plc(a)                                                         232
   193,481    Fennec Pharmaceuticals, Inc.(a)                                                   906
    22,512    Jounce Therapeutics, Inc.(a)                                                      108
    52,600    Mallinckrodt plc(a)                                                               358
    59,000    Portola Pharmaceuticals, Inc.(a)                                                1,574
    24,637    Principia Biopharma, Inc.(a)                                                      915
    22,500    Reata Pharmaceuticals, Inc. "A"(a)                                              2,040
    54,500    TG Therapeutics, Inc.(a)                                                          408
    28,800    UroGen Pharma Ltd.(a)                                                             982
    22,400    Xencor, Inc.(a)                                                                   986
                                                                                         ----------
                                                                                             21,462
                                                                                         ----------
              Total Consumer, Non-cyclical                                                  313,325
                                                                                         ----------
              ENERGY (4.2%)
              -------------
              COAL (0.4%)
    26,776    Arch Coal, Inc. "A"                                                             2,387
    32,386    CONSOL Energy, Inc.(a)                                                            696
   121,417    Peabody Energy Corp.                                                            2,557
    54,800    Warrior Met Coal, Inc.                                                          1,356
                                                                                         ----------
                                                                                              6,996
                                                                                         ----------
              ENERGY-ALTERNATE SOURCES (0.8%)
   319,744    Enphase Energy, Inc.(a)                                                         9,001
   131,100    Renewable Energy Group, Inc.(a)                                                 1,782
     9,257    REX American Resources Corp.(a)                                                   690
    84,800    TerraForm Power, Inc. "A"                                                       1,307
                                                                                         ----------
                                                                                             12,780
                                                                                         ----------

================================================================================

18  | USAA SMALL CAP STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              OIL & GAS (1.3%)
    50,500    Bonanza Creek Energy, Inc.(a)                                              $    1,101
    71,038    Carrizo Oil & Gas, Inc.(a)                                                        677
    35,200    CVR Energy, Inc.                                                                1,868
   159,300    Delek U.S. Holdings, Inc.                                                       6,863
   234,560    Kosmos Energy Ltd.                                                              1,410
   250,640    Magnolia Oil & Gas Corp. "A"(a)                                                 2,802
    86,300    Montage Resources Corp.(a)                                                        288
   189,334    Northern Oil and Gas, Inc.(a)                                                     307
    84,300    Parsley Energy, Inc. "A"(a)                                                     1,398
 1,360,988    Ring Energy, Inc.(a)                                                            3,334
   112,200    SRC Energy, Inc.(a)                                                               458
    42,357    Talos Energy, Inc.(a)                                                             872
    39,800    Transocean Ltd.(a)                                                                242
                                                                                         ----------
                                                                                             21,620
                                                                                         ----------
              OIL & GAS SERVICES (1.7%)
    64,500    Archrock, Inc.                                                                    708
    90,026    DMC Global, Inc.                                                                4,703
    61,200    Dril-Quip, Inc.(a)                                                              3,220
   297,267    Era Group, Inc.(a)                                                              3,068
   346,229    ProPetro Holding Corp.(a)                                                       6,277
   334,315    Thermon Group Holdings, Inc.(a)                                                 8,472
                                                                                         ----------
                                                                                             26,448
                                                                                         ----------
              Total Energy                                                                   67,844
                                                                                         ----------
              FINANCIAL (27.3%)
              -----------------
              BANKS (9.3%)
   184,797    1st Source Corp.                                                                8,676
    63,825    Amerant Bancorp, Inc.(a)                                                        1,173
   195,334    Atlantic Union Bankshares Corp.                                                 7,429
    35,600    Bancorp, Inc.(a)                                                                  345
    70,640    Bank of NT Butterfield & Son Ltd                                                2,220
   128,800    Bank OZK                                                                        3,939
   224,100    Cathay General Bancorp                                                          8,341
    73,200    CenterState Bank Corp.                                                          1,780
    31,199    Central Pacific Financial Corp.                                                   919
    41,170    Community Bank System, Inc.                                                     2,717
    80,604    ConnectOne Bancorp, Inc.                                                        1,843
   136,644    Customers Bancorp, Inc.(a)                                                      2,818
    74,112    Enterprise Financial Services Corp.                                             3,089
    13,900    Financial Institutions, Inc.                                                      428
   303,300    First BanCorp.                                                                  3,263

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
   277,272    First Busey Corp.                                                          $    7,495
    22,984    First Financial Corp.                                                             998
    64,600    First Merchants Corp.                                                           2,546
   526,517    First Midwest Bancorp, Inc.                                                    11,389
    14,900    First of Long Island Corp.                                                        330
    32,700    Flagstar Bancorp, Inc.                                                          1,127
   440,308    Fulton Financial Corp.                                                          7,485
   183,240    Great Western Bancorp, Inc.                                                     6,197
   124,900    Hancock Whitney Corp.                                                           5,186
    31,574    Hanmi Financial Corp.                                                             678
   208,018    Hope Bancorp, Inc.                                                              3,068
   274,185    International Bancshares Corp.                                                 10,318
    54,000    Lakeland Financial Corp.                                                        2,483
    66,300    Luther Burbank Corp.                                                              740
     7,400    Metropolitan Bank Holding Corp.(a)                                                311
    17,500    Mid Penn Bancorp, Inc.                                                            456
    18,125    NBT Bancorp, Inc.                                                                 701
   136,500    OFG Bancorp                                                                     3,089
    11,038    Park National Corp.                                                             1,044
    29,100    Popular, Inc.                                                                   1,675
    20,078    Preferred Bank                                                                  1,088
    36,000    Renasant Corp.                                                                  1,292
    24,533    S&T Bancorp, Inc.                                                                 934
    30,448    ServisFirst Bancshares, Inc.                                                    1,037
    18,241    Southside Bancshares, Inc.                                                        631
     8,718    Stock Yards Bancorp, Inc.                                                         333
   112,024    Synovus Financial Corp.                                                         4,276
    30,300    TCF Finanacial Corp.(a),(c)                                                     1,274
    69,147    Texas Capital Bancshares, Inc.(a)                                               4,351
    12,647    Tompkins Financial Corp.                                                        1,037
   110,852    TrustCo Bank Corp.                                                                898
    86,515    Trustmark Corp.                                                                 3,075
    53,589    UMB Financial Corp.                                                             3,658
    53,200    United Community Banks, Inc.                                                    1,527
   154,100    Valley National Bancorp                                                         1,720
    85,750    Walker & Dunlop, Inc.                                                           5,003
     5,582    Washington Trust Bancorp, Inc.                                                    280
                                                                                         ----------
                                                                                            148,710
                                                                                         ----------
              DIVERSIFIED FINANCIAL SERVICES (3.0%)
   332,129    BGC Partners, Inc. "A"                                                          1,830
    82,601    Boston Private Financial Holdings, Inc.                                           953
   221,700    Brightsphere Investment Group, Inc.(a)                                          2,372
   118,300    Deluxe Corp.                                                                    5,279

================================================================================

20  | USAA SMALL CAP STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
    54,003    Encore Capital Group, Inc.(a)                                              $    1,943
    66,147    Enova International, Inc.(a)                                                    1,783
    27,878    Federal Agricultural Mortgage Corp. "C"                                         2,154
    23,700    Hannon Armstrong Sustainable Infrastructure Capital, Inc.                         651
    77,600    Navient Corp.                                                                   1,098
    53,300    OneMain Holdings, Inc.                                                          2,209
    26,741    Oppenheimer Holdings, Inc. "A"                                                    779
    87,800    PennyMac Financial Services, Inc.                                               2,108
    40,628    Piper Jaffray Companies                                                         3,140
   308,700    SLM Corp.                                                                       2,812
   138,600    Stifel Financial Corp.                                                          8,290
    19,100    Virtus Investment Partners, Inc.                                                2,047
   267,190    Waddell & Reed Financial, Inc. "A"                                              4,676
    39,530    WageWorks, Inc.(a)                                                              2,023
    20,100    World Acceptance Corp.(a)                                                       2,547
                                                                                         ----------
                                                                                             48,694
                                                                                         ----------
              INSURANCE (4.2%)
   206,600    American Equity Investment Life Holding Co.                                     5,330
    18,224    AMERISAFE, Inc.                                                                 1,186
   250,600    CNO Financial Group, Inc.                                                       4,238
    25,029    eHealth, Inc.(a)                                                                2,597
   129,700    Essent Group Ltd.(a)                                                            5,987
     3,164    FBL Financial Group, Inc. "A"                                                     198
   433,700    FGL Holdings                                                                    3,535
    85,700    Hallmark Financial Services, Inc.(a)                                            1,328
    30,507    James River Group Holdings Ltd.                                                 1,459
    25,843    Kemper Corp.                                                                    2,275
    46,518    Kinsale Capital Group, Inc.                                                     4,180
   639,200    MGIC Investment Corp.(a)                                                        8,214
    62,516    National General Holdings Corp.                                                 1,546
    48,000    Primerica, Inc.                                                                 5,889
    74,800    ProAssurance Corp.                                                              2,924
   505,600    Radian Group, Inc.                                                             11,528
    38,103    Trupanion, Inc.(a)                                                              1,225
    53,200    Universal Insurance Holdings, Inc.                                              1,320
     1,270    White Mountains Insurance Group Ltd.                                            1,366
                                                                                         ----------
                                                                                             66,325
                                                                                         ----------
              INVESTMENT COMPANIES (0.4%)
    39,478    Ellington Financial, Inc.                                                         690
   293,948    Solar Capital Ltd.                                                              6,103
                                                                                         ----------
                                                                                              6,793
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              REAL ESTATE (0.7%)
   116,800    Alexander & Baldwin, Inc.                                                  $    2,746
    27,187    FirstService Corp.                                                              2,851
   510,147    Newmark Group, Inc. "A"                                                         5,030
                                                                                         ----------
                                                                                             10,627
                                                                                         ----------
              REITS (8.0%)
    33,600    AG Mortgage Investment Trust, Inc.                                                550
     5,000    Alexander's, Inc.                                                               1,872
    81,800    American Assets Trust, Inc.                                                     3,796
   310,200    Ashford Hospitality Trust, Inc.                                                   841
   132,144    Braemar Hotels & Resorts, Inc.                                                  1,205
   140,610    Brandywine Realty Trust                                                         2,074
    75,600    CareTrust REIT, Inc.                                                            1,756
    54,823    Chatham Lodging Trust                                                             979
   418,300    CoreCivic, Inc.                                                                 7,099
    24,553    CorEnergy Infrastructure Trust, Inc.                                              994
    95,805    Corporate Office Properties Trust                                               2,675
    18,374    Cousins Properties, Inc.                                                          646
   623,090    DiamondRock Hospitality Co.                                                     6,274
    62,500    Essential Properties Realty Trust, Inc.                                         1,320
   195,800    GEO Group, Inc.                                                                 3,487
   150,190    Global Medical REIT, Inc.                                                       1,551
   236,800    Industrial Logistics Properties Trust                                           5,063
    11,636    Innovative Industrial Properties, Inc.                                          1,230
    81,600    Invesco Mortgage Capital, Inc.                                                  1,345
     7,854    Investors Real Estate Trust                                                       501
   831,100    Lexington Realty Trust                                                          8,203
    56,200    National Health Investors, Inc.                                                 4,461
    14,300    NexPoint Residential Trust, Inc.                                                  617
    95,500    NorthStar Realty Europe Corp.                                                   1,623
    77,300    Office Properties Income Trust                                                  2,178
    71,700    Outfront Media, Inc.                                                            1,949
    49,200    PennyMac Mortgage Investment Trust                                              1,084
   168,540    Physicians Realty Trust                                                         2,901
   180,979    Piedmont Office Realty Trust, Inc. "A"                                          3,766
   127,585    PotlatchDeltic Corp.                                                            4,698
    24,400    PS Business Parks, Inc.                                                         4,270
    78,304    QTS Realty Trust, Inc. "A"                                                      3,624
    35,300    Ready Capital Corp.                                                               543
    94,900    Retail Opportunity Investments Corp.                                            1,721
    93,100    Rexford Industrial Realty, Inc.                                                 3,854
   362,500    RLJ Lodging Trust                                                               6,264
   218,537    RPT Realty                                                                      2,677

================================================================================

22  | USAA SMALL CAP STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
   422,964    Summit Hotel Properties, Inc.                                              $    4,699
    22,100    Sun Communities, Inc.                                                           2,935
   462,400    Sunstone Hotel Investors, Inc.                                                  6,108
   336,400    Tanger Factory Outlet Centers, Inc.                                             5,342
    30,500    Universal Health Realty Income Trust                                            2,811
    55,800    Western Asset Mortgage Capital Corp.                                              567
    61,600    Whitestone REIT                                                                   785
   236,600    Xenia Hotels & Resorts, Inc.                                                    5,070
                                                                                         ----------
                                                                                            128,008
                                                                                         ----------
              SAVINGS & LOANS (1.7%)
   157,264    Banc of California, Inc.                                                        2,458
    58,290    Dime Community Bancshares, Inc.                                                 1,176
   379,993    Flushing Financial Corp.                                                        7,737
    42,976    Meridian Bancorp, Inc.                                                            788
   545,265    Northwest Bancshares, Inc.                                                      9,351
    38,395    Provident Financial Services, Inc.                                                928
   132,600    Washington Federal, Inc.                                                        4,851
                                                                                         ----------
                                                                                             27,289
                                                                                         ----------
              Total Financial                                                               436,446
                                                                                         ----------
              GOVERNMENT (0.0%)
              -----------------
              MULTI-NATIONAL (0.0%)
    19,001    Banco Latinoamericano de Comercio Exterior S.A.                                   399
                                                                                         ----------
              INDUSTRIAL (13.6%)
              ------------------
              AEROSPACE/DEFENSE (0.5%)
    55,700    Aerojet Rocketdyne Holdings, Inc.(a)                                            2,379
    42,558    Astronics Corp.(a)                                                              1,568
   122,592    Kratos Defense & Security Solutions, Inc.(a)                                    3,022
    52,800    Wesco Aircraft Holdings, Inc.(a)                                                  556
                                                                                         ----------
                                                                                              7,525
                                                                                         ----------
              BUILDING MATERIALS (2.0%)
    69,418    American Woodmark Corp.(a)                                                      5,890
    23,115    Apogee Enterprises, Inc.                                                          938
    94,575    Builders FirstSource, Inc.(a)                                                   1,625
    11,410    Continental Building Products, Inc.(a)                                            280
   128,000    Louisiana-Pacific Corp.                                                         3,346
    72,600    Masonite International Corp.(a)                                                 3,870
    38,000    Owens Corning                                                                   2,204
   125,107    PGT Innovations, Inc.(a)                                                        2,017
    30,300    Simpson Manufacturing Co., Inc.                                                 1,871
   122,400    Summit Materials, Inc. "A"(a)                                                   2,257
    19,100    Trex Co., Inc.(a)                                                               1,561

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
   684,618    Tyman plc(b)                                                               $    1,813
    42,100    Universal Forest Products, Inc.                                                 1,702
    16,300    Vulcan Materials Co.                                                            2,255
                                                                                         ----------
                                                                                             31,629
                                                                                         ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.5%)
   167,177    Belden, Inc.                                                                    7,600
                                                                                         ----------
              ELECTRONICS (2.0%)
    42,100    Advanced Energy Industries, Inc.(a)                                             2,459
    21,568    Atkore International Group, Inc.(a)                                               589
    14,171    Badger Meter, Inc.                                                                758
    43,413    Benchmark Electronics, Inc.                                                     1,175
    21,198    Brady Corp. "A"                                                                 1,097
     8,970    Coherent, Inc.(a)                                                               1,246
    28,400    Jabil, Inc.                                                                       877
    85,669    Napco Security Technologies, Inc.(a)                                            2,480
    37,343    OSI Systems, Inc.(a)                                                            4,203
    22,616    Plexus Corp.(a)                                                                 1,350
   119,800    Sanmina Corp.(a)                                                                3,804
    24,361    Stoneridge, Inc.(a)                                                               793
    62,000    SYNNEX Corp.                                                                    6,109
    37,551    Tech Data Corp.(a)                                                              3,805
    11,008    Watts Water Technologies, Inc. "A"                                              1,022
                                                                                         ----------
                                                                                             31,767
                                                                                         ----------
              ENGINEERING & CONSTRUCTION (1.3%)
    32,100    AECOM(a)                                                                        1,154
    87,817    BrightView Holdings, Inc.(a)                                                    1,735
    41,716    Comfort Systems USA, Inc.                                                       1,752
   133,431    Construction Partners, Inc. "A"(a)                                              2,086
    32,900    Dycom Industries, Inc.(a)                                                       1,815
    27,600    EMCOR Group, Inc.                                                               2,329
   160,000    Great Lakes Dredge & Dock Corp.(a)                                              1,717
   200,136    Mistras Group, Inc.(a)                                                          3,034
   188,606    Primoris Services Corp.                                                         3,953
    79,224    Tutor Perini Corp.(a)                                                           1,035
    24,615    VSE Corp.                                                                         737
                                                                                         ----------
                                                                                             21,347
                                                                                         ----------
              ENVIRONMENTAL CONTROL (0.7%)
   193,851    Casella Waste Systems, Inc. "A"(a)                                              8,452
    36,300    Tetra Tech, Inc.                                                                2,875
                                                                                         ----------
                                                                                             11,327
                                                                                         ----------

================================================================================

24  | USAA SMALL CAP STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              HAND/MACHINE TOOLS (0.8%)
    20,929    Franklin Electric Co., Inc.                                                $      981
   474,337    Luxfer Holdings plc                                                             9,401
    19,411    Milacron Holdings Corp.(a)                                                        327
    12,194    MSA Safety, Inc.                                                                1,285
                                                                                         ----------
                                                                                             11,994
                                                                                         ----------
              MACHINERY-CONSTRUCTION & MINING (0.1%)
    33,900    BWX Technologies, Inc.                                                          1,828
                                                                                         ----------
              MACHINERY-DIVERSIFIED (1.0%)
    46,025    Albany International Corp. "A"                                                  3,958
    68,400    Cactus, Inc. "A"(a)                                                             2,009
    79,231    Chart Industries, Inc.(a)                                                       5,984
    90,201    Columbus McKinnon Corp.                                                         3,467
    29,990    Gardner Denver Holdings, Inc.(a)                                                  989
     3,830    SPX FLOW, Inc.(a)                                                                 155
                                                                                         ----------
                                                                                             16,562
                                                                                         ----------
              METAL FABRICATION/HARDWARE (1.6%)
    16,800    CIRCOR International, Inc.(a)                                                     638
   199,481    Mueller Industries, Inc.                                                        6,022
    27,400    Olympic Steel, Inc.                                                               345
    49,919    RBC Bearings, Inc.(a)                                                           8,121
    40,200    Ryerson Holding Corp.(a)                                                          328
    38,000    Timken Co.                                                                      1,737
   176,963    TriMas Corp.(a)                                                                 5,307
    16,210    Valmont Industries, Inc.                                                        2,231
    30,236    Worthington Industries, Inc.                                                    1,216
                                                                                         ----------
                                                                                             25,945
                                                                                         ----------
              MISCELLANEOUS MANUFACTURERS (1.4%)
    73,984    Axon Enterprise, Inc.(a)                                                        5,195
    35,011    EnPro Industries, Inc.                                                          2,487
    83,809    ESCO Technologies, Inc.                                                         7,003
    30,900    Hillenbrand, Inc.                                                               1,041
    23,737    John Bean Technologies Corp.                                                    2,817
    17,683    Proto Labs, Inc.(a)                                                             1,841
    58,061    Trinseo S.A.                                                                    2,253
                                                                                         ----------
                                                                                             22,637
                                                                                         ----------
              PACKAGING & CONTAINERS (0.0%)
    30,800    Owens-Illinois, Inc.                                                              523
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              TRANSPORTATION (1.4%)
    68,500    DHT Holdings, Inc.                                                         $      387
   301,702    Dorian LPG Ltd.(a)                                                              2,761
    87,760    Forward Air Corp.                                                               5,529
    42,688    Knight-Swift Transportation Holdings, Inc.                                      1,530
    69,977    Marten Transport Ltd.                                                           1,404
   187,200    Nordic American Tankers Ltd.                                                      378
    12,950    Saia, Inc.(a)                                                                     988
   106,689    Scorpio Tankers, Inc.                                                           2,796
   136,709    SEACOR Holdings, Inc.(a)                                                        6,513
                                                                                         ----------
                                                                                             22,286
                                                                                         ----------
              TRUCKING & LEASING (0.3%)
    28,088    GATX Corp.                                                                      2,159
    61,900    Greenbrier Companies, Inc.                                                      1,789
                                                                                         ----------
                                                                                              3,948
                                                                                         ----------
              Total Industrial                                                              216,918
                                                                                         ----------
              TECHNOLOGY (13.1%)
              ------------------
              COMPUTERS (5.4%)
    21,800    CACI International, Inc. "A"(a)                                                 4,690
   129,600    Carbon Black, Inc.(a)                                                           2,412
    39,762    Carbonite, Inc.(a)                                                                713
    21,841    CyberArk Software Ltd.(a)                                                       3,033
    23,300    Elastic N.V.(a)                                                                 2,303
    24,600    EPAM Systems, Inc.(a)                                                           4,767
    39,652    Globant S.A.(a)                                                                 4,203
    72,200    Insight Enterprises, Inc.(a)                                                    3,973
   253,148    Kornit Digital Ltd.(a)                                                          7,898
    22,100    Lumentum Holdings, Inc.(a)                                                      1,252
    28,171    MAXIMUS, Inc.                                                                   2,071
    54,040    NetScout Systems, Inc.(a)                                                       1,407
    82,129    Nutanix, Inc. "A"(a)                                                            1,864
    89,500    Parsons Corp.(a)                                                                3,286
   258,823    Perspecta, Inc.                                                                 6,038
   206,368    Pure Storage, Inc. "A"(a)                                                       3,124
    31,600    Qualys, Inc.(a)                                                                 2,735
    58,790    Rapid7, Inc.(a)                                                                 3,566
    63,000    Sykes Enterprises, Inc.(a)                                                      1,782
    21,913    TransAct Technologies, Inc.                                                       262
   103,128    Virtusa Corp.(a)                                                                4,608
   293,369    WNS Holdings Ltd. ADR(a)                                                       18,488
    26,792    Zscaler, Inc.(a)                                                                2,258
                                                                                         ----------
                                                                                             86,733
                                                                                         ----------

================================================================================

26  | USAA SMALL CAP STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              SEMICONDUCTORS (3.1%)
   381,365    Adesto Technologies Corp.(a)                                               $    3,249
    73,025    Amkor Technology, Inc.(a)                                                         674
   168,951    Brooks Automation, Inc.                                                         6,555
    35,190    CEVA, Inc.(a)                                                                     978
    81,910    Cirrus Logic, Inc.(a)                                                           4,018
   253,610    CTS Corp.                                                                       7,994
    51,700    Diodes, Inc.(a)                                                                 2,202
    45,000    Inphi Corp.(a)                                                                  2,709
    76,800    Lattice Semiconductor Corp.(a)                                                  1,485
    38,500    Marvell Technology Group Ltd.                                                   1,011
    11,636    Monolithic Power Systems, Inc.                                                  1,724
   157,300    ON Semiconductor Corp.(a)                                                       3,384
    16,194    Power Integrations, Inc.                                                        1,475
    42,647    Rambus, Inc.(a)                                                                   531
   147,576    Rudolph Technologies, Inc.(a)                                                   3,973
    47,000    Semtech Corp.(a)                                                                2,485
    16,724    Silicon Laboratories, Inc.(a)                                                   1,877
    39,500    Teradyne, Inc.                                                                  2,201
    41,500    Xperi Corp.                                                                       886
                                                                                         ----------
                                                                                             49,411
                                                                                         ----------
              SOFTWARE (4.6%)
    19,108    Akamai Technologies, Inc.(a)                                                    1,684
   336,333    Allscripts Healthcare Solutions, Inc.(a)                                        3,464
    21,400    Alteryx, Inc. "A"(a)                                                            2,515
    27,042    Blackbaud, Inc.                                                                 2,461
   614,236    Cloudera, Inc.(a)                                                               3,673
    76,560    Cornerstone OnDemand, Inc.(a)                                                   4,532
    24,921    Coupa Software, Inc.(a)                                                         3,382
    21,445    CSG Systems International, Inc.                                                 1,099
   747,349    Digital Turbine, Inc.(a)                                                        4,058
    47,400    DocuSign, Inc.(a)                                                               2,452
   159,161    Dropbox, Inc. "A"(a)                                                            3,750
    33,100    Ebix, Inc.                                                                      1,524
   231,442    Evolent Health, Inc. "A"(a)                                                     1,578
    32,600    j2 Global, Inc.                                                                 2,904
   104,425    LivePerson, Inc.(a)                                                             3,466
    30,314    MiX Telematics Ltd. ADR                                                           454
    36,499    New Relic, Inc.(a)                                                              3,401
     8,664    Paycom Software, Inc.(a)                                                        2,086
    37,555    Progress Software Corp.                                                         1,626
    53,880    PROS Holdings, Inc.(a)                                                          3,899
    26,486    PTC, Inc.(a)                                                                    1,795

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
    32,497    QAD, Inc. "A"                                                              $    1,402
   136,749    Radware Ltd.(a)                                                                 3,607
    24,323    RealPage, Inc.(a)                                                               1,520
    92,405    Smartsheet, Inc. "A"(a)                                                         4,612
    11,073    SPS Commerce, Inc.(a)                                                           1,238
    29,740    Twilio, Inc. "A"(a)                                                             4,137
    11,050    Upland Software, Inc.(a)                                                          486
     6,000    Veeva Systems, Inc. "A"(a)                                                        995
                                                                                         ----------
                                                                                             73,800
                                                                                         ----------
              Total Technology                                                              209,944
                                                                                         ----------
              UTILITIES (3.2%)
              ----------------
              ELECTRIC (2.6%)
   110,200    ALLETE, Inc.                                                                    9,582
    83,043    Avista Corp.                                                                    3,822
    23,700    Black Hills Corp.                                                               1,876
    70,657    Clearway Energy, Inc. "A"                                                       1,213
    81,600    IDACORP, Inc.                                                                   8,328
    43,604    NorthWestern Corp.                                                              3,049
    11,888    Otter Tail Corp.                                                                  634
    24,700    PNM Resources, Inc.                                                             1,227
   220,800    Portland General Electric Co.                                                  12,111
                                                                                         ----------
                                                                                             41,842
                                                                                         ----------
              GAS (0.6%)
    28,968    New Jersey Resources Corp.                                                      1,445
     3,900    ONE Gas, Inc.                                                                     355
    14,100    Southwest Gas Holdings, Inc.                                                    1,254
    85,097    Spire, Inc.                                                                     7,013
                                                                                         ----------
                                                                                             10,067
                                                                                         ----------
              Total Utilities                                                                51,909
                                                                                         ----------
              Total Common Stocks (cost: $1,326,853)                                      1,554,930
                                                                                         ----------

              EXCHANGE-TRADED FUNDS (1.1%)
    61,518    iShares Russell 2000 ETF                                                        9,632
    27,078    iShares Russell 2000 Growth ETF                                                 5,510
    14,926    Vanguard Small-Cap Value ETF                                                    1,963
                                                                                         ----------
              Total Exchange-Traded Funds (cost: $17,032)                                    17,105
                                                                                         ----------

================================================================================

28  | USAA SMALL CAP STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              RIGHTS (0.0%)

              CONSUMER, NON-CYCLICAL (0.0%)
              -----------------------------
              BIOTECHNOLOGY (0.0%)
   133,709    NuPathe, Inc.(a),(c),(d),(e) (cost: $80)                                   $        -
                                                                                         ----------
              Total Equity Securities (cost: $1,343,965)                                  1,572,035
                                                                                         ----------

              MONEY MARKET INSTRUMENTS (1.2%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.2%)
18,865,209    State Street Institutional Treasury Money Market Fund Premier
                Class, 2.09%(f) (cost: $18,865)                                              18,865
                                                                                         ----------

              TOTAL INVESTMENTS (COST: $1,362,830)                                       $1,590,900
                                                                                         ==========

---------------------------------------------------------------------------------------------------
($ IN 000s)                             VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
ASSETS                                     LEVEL 1        LEVEL 2        LEVEL 3              TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                         $1,548,192         $6,738             $-         $1,554,930
  Exchange-Traded Funds                     17,105              -              -             17,105
  Rights                                         -              -              -                  -

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                      18,865              -              -             18,865
---------------------------------------------------------------------------------------------------
Total                                   $1,584,162         $6,738             $-         $1,590,900
---------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At July 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 6.2% of net assets at July 31, 2019.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

================================================================================

30  | USAA SMALL CAP STOCK FUND

================================================================================

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) Securities with a value of $6,738,000, which represented 0.4% of the Fund's net assets, were classified as Level 2 at July 31, 2019, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (c) Security deemed illiquid by Victory Capital, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of
        Trustees.

    (d) Security was fair valued at July 31, 2019, by Victory Capital in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees.

    (e) Security was classified as Level 3.

    (f) Rate represents the money market fund annualized seven-day yield at July 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,362,830)             $1,590,900
   Receivables:
      Capital shares sold                                                             308
      Dividends and interest                                                          675
      Securities sold                                                              23,814
      Other                                                                            51
                                                                               ----------
         Total assets                                                           1,615,748
                                                                               ----------
LIABILITIES
   Payables:
      Securities purchased                                                         14,095
      Capital shares redeemed                                                         662
      Bank overdraft                                                                  510
   Accrued administration and servicing fees                                          165
   Accrued management fees                                                          1,017
   Accrued transfer agent's fees                                                      159
   Other accrued expenses and payables                                                144
                                                                               ----------
          Total liabilities                                                        16,752
                                                                               ----------
             Net assets applicable to capital shares outstanding               $1,598,996
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $1,269,783
   Distributable earnings                                                         329,213
                                                                               ----------
             Net assets applicable to capital shares outstanding               $1,598,996
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $694,015/41,458
         capital shares outstanding, no par value)                             $    16.74
                                                                               ==========
      Institutional Shares (net assets of $904,981/53,515
         capital shares outstanding, no par value)                         $    16.91
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

32  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $73)                          $  24,453
   Interest                                                                        816
   Securities lending (net)                                                        798
                                                                             ---------
      Total income                                                              26,067
                                                                             ---------
EXPENSES
   Management fees                                                              11,498
   Administration and servicing fees:
      Fund Shares                                                                1,043
      Institutional Shares                                                         896
   Transfer agent's fees:
      Fund Shares                                                                1,023
      Institutional Shares                                                         896
   Custody and accounting fees:
      Fund Shares                                                                  118
      Institutional Shares                                                         149
   Postage:
      Fund Shares                                                                   60
      Institutional Shares                                                          67
   Shareholder reporting fees:
      Fund Shares                                                                   31
      Institutional Shares                                                           8
      Trustees' fees                                                                39
   Registration fees:
      Fund Shares                                                                   32
      Institutional Shares                                                          30
   Professional fees                                                                99
   Other                                                                            28
                                                                             ---------
      Total expenses                                                            16,017
                                                                             ---------

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

   Expense paid indirectly:
      Fund Shares                                                            $      (1)
                                                                             ---------
      Net expenses                                                              16,016
                                                                             ---------
                                                                                10,051
                                                                             ---------
NET INVESTMENT INCOME

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments                                                              137,848
      Foreign currency transactions                                                (16)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                             (184,254)
      Foreign currency translations                                                 (2)
                                                                             ---------
         Net realized and unrealized loss                                      (46,424)
                                                                             ---------
   Decrease in net assets resulting from operations                          $ (36,373)
                                                                             =========

See accompanying notes to financial statements.

================================================================================

34  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

-----------------------------------------------------------------------------------------

                                                                     2019            2018
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                       $   10,051      $    6,224
   Net realized gain on investments                               137,848         157,798
   Net realized loss on foreign currency transactions                 (16)            (19)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                (184,254)        130,430
      Foreign currency translations                                    (2)              -
                                                               --------------------------
         Increase (decrease) in net assets resulting
            from operations                                       (36,373)        294,433
                                                               --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                    (75,659)        (70,001)
   Institutional Shares                                           (95,199)        (94,530)
                                                               --------------------------
   Distributions to shareholders                                 (170,858)       (164,531)
                                                               --------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 7)
   Fund Shares                                                     30,158          47,029
   Institutional Shares                                            21,611          26,798
                                                               --------------------------
      Total net increase in net assets from capital
         share transactions                                        51,769          73,827
                                                               --------------------------
  Net increase (decrease) in net assets                          (155,462)        203,729

NET ASSETS
   Beginning of year                                            1,754,458       1,550,729
                                                               --------------------------
   End of year                                                 $1,598,996      $1,754,458
                                                               ==========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Small Cap Stock Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of two classes of shares: Small Cap Stock Fund Shares (Fund Shares) and Small Cap Stock Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by an affiliate fund participating in a fund-of-funds investment strategy (affiliated funds).

================================================================================

36  | USAA SMALL CAP STOCK FUND

================================================================================

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services
(SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc., a global investment management firm headquartered in Cleveland, Ohio (the Transaction) on July 1, 2019. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Pricing and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S. listed equities and the average of the bid

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

       and asked prices is used for foreign listed equities. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

================================================================================

38  | USAA SMALL CAP STOCK FUND

================================================================================

    4. Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable

================================================================================

40  | USAA SMALL CAP STOCK FUND

================================================================================

    upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. Effective September 30, 2018, the commission recapture program ended. For the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    year ended July 31, 2019, brokerage commission recapture credits reduced the expenses of the Fund Shares by $1,000.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility, with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15%. Each fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

For the period July 1, 2019 to July 31, 2019, the Fund paid Citibank facility fees of less than $500, which represents 1.1% of the total fees paid to Citibank by the funds of the Trusts. The Fund had no borrowings under this agreement during the period July 1, 2019 to July 31, 2019. Effective July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital

================================================================================

42  | USAA SMALL CAP STOCK FUND

================================================================================

Corporation (CAPCO) terminated. For the period from August 1, 2018 to June 30, 2019, the Fund paid CAPCO facility fees of $13,000, which represents 1.9% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the period from August 1, 2018 to June 30, 2019.

(3) INTERFUND LENDING

Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the U.S. Securities and Exchange Commission (SEC) in March 2017 (the Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each fund to directly lend and borrow money to or from certain other affiliated funds relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. For the period July 1, 2019 to July 31, 2019, the Fund did not lend.

(4) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, REIT return of capital dividend, REIT capital gain dividend, non-REIT return of capital dividend, equalization, distribution re-designations, passive foreign investment company, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease distributable earnings by $340,000, and increase in paid in capital by $340,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

The tax character of distributions paid during the years ended July 31, 2019, and 2018, was as follows:

                                                   2019                    2018
                                              -----------------------------------
Ordinary income*                              $ 38,548,000           $ 51,261,000
Long-term realized capital gains               132,310,000            113,270,000
                                              ------------           ------------
   Total distributions paid                   $170,858,000           $164,531,000
                                              ============           ============

As of July 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                         $  3,428,000
Accumulated capital and other losses                    (18,705,000)
Undistributed long-term capital gains                   145,015,000
Unrealized appreciation of investments                  199,475,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT return of capital dividend, non-REIT return of capital dividend, passive foreign investment company, and rounding adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2019, the Fund deferred to August 1, 2019, post October capital losses of $18,705,000.

TAX BASIS OF INVESTMENTS - At July 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                         NET
                                                  GROSS             GROSS             UNREALIZED
                                                UNREALIZED        UNREALIZED         APPRECIATION/
FUND                         TAX COST          APPRECIATION      DEPRECIATION       (DEPRECIATION)
--------------------------------------------------------------------------------------------------
USAA Small Cap
 Stock Fund              $1,391,424,000        $244,515,000      $(45,039,000)       $199,476,000

================================================================================

44  | USAA SMALL CAP STOCK FUND

================================================================================

(5) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2019, were $1,306,181,000 and $1,376,583,000, respectively.

(6) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At July 31, 2019, the Fund had no securities on loan.

(7) CAPITAL SHARE TRANSACTIONS

At July 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated fund-of-funds as well as other persons or legal

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                YEAR ENDED                     YEAR ENDED
                                               JULY 31, 2019                 JULY 31, 2018
---------------------------------------------------------------------------------------------
                                          SHARES         AMOUNT         SHARES        AMOUNT
                                         ----------------------------------------------------
FUND SHARES:
Shares sold                                4,681       $  79,969         5,164      $  94,551
Shares issued from
  reinvested dividends                     5,005          74,755         3,951         69,134
Shares redeemed                           (7,448)       (124,566)       (6,412)      (116,656)
                                         ----------------------------------------------------
Net increase from
  capital share transactions               2,238       $  30,158         2,703      $  47,029
                                         ====================================================
INSTITUTIONAL SHARES:
Shares sold                                6,605       $ 111,029         7,215      $ 131,299
Shares issued from
  reinvested dividends                     6,312          95,182         5,352         94,513
Shares redeemed                          (10,506)       (184,600)      (10,615)      (199,014)
                                         ----------------------------------------------------
Net increase from
  capital share transactions               2,411       $  21,611         1,952      $  26,798
                                         ====================================================

(8) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

================================================================================

46  | USAA SMALL CAP STOCK FUND

================================================================================

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Small-Cap Core Funds Index. The Lipper Small-Cap Core Funds Index tracks the total return performance of funds within the Lipper Small-Cap Core Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
-------------------------------------------------------------------
+/- 100 to 400                                    +/- 4
+/- 401 to 700                                    +/- 5
+/- 701 and greater                               +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Small-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

Under the investment advisory agreement with the Manager that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

For the period from August 1, 2018 to June 30, 2019, the Fund incurred management fees, paid or payable to AMCO, of $10,481,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(197,000) and $(236,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.03)% and (0.03)%, respectively. For the period July 1, 2019 to July 31, 2019, the Fund incurred management fees, paid or payable to Victory Capital of $1,017,000, which included no performance adjustments.

SUBADVISORY ARRANGEMENT(S) - Effective July 1, 2019, Victory Capital entered into a Subadvisory Agreement with ClariVest Asset Management LLC (ClariVest), Granahan Investment Management, Inc. (GIMI), and Wellington Management Company LLP (Wellington Management) under which ClariVest, GIMI, and Wellington Management, each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). These arrangements provide for monthly fees that are paid by the Manager. The Manager (not the Fund) pays the subadviser fees. For the period July 1, 2019, to July 31, 2019, Victory Capital incurred subadvisory fees with respect to the Fund, paid or payable to the applicable subadvisers of $240,000.

Prior to July 1, 2019, AMCO had entered into an Investment Subadvisory Agreement with ClariVest, GIMI, and Wellington Management, under which ClariVest, GIMI, and Wellington Management, each directed the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). These arrangements provide for monthly fees that are paid by AMCO.

AMCO (not the Fund) pays ClariVest a subadvisory fee in the annual amount of 0.47% of the Fund's average daily net assets for the first $125 million in assets that ClariVest manages; 0.45% of the Fund's average daily net assets on the next $125 million in assets that ClariVest manages; and 0.43% of the Fund's average daily net assets over $250 million that ClariVest manages. Prior to October 1, 2018, AMCO (not the Fund) paid ClariVest a subadvisory fee in the annual amount of 0.48% of the Fund's average daily

================================================================================

48  | USAA SMALL CAP STOCK FUND

================================================================================

net assets for the first $125 million in assets that ClariVest manages; 0.46% of the Fund's average daily net assets on the next $125 million in assets that ClariVest manages; and 0.44% of the Fund's average daily net assets over $250 million that ClariVest manages. For the period from August 1, 2018 to June 30, 2019, AMCO incurred subadvisory fees with respect to the Fund, paid or payable to ClariVest of $1,508,000.

AMCO (not the Fund) pays GIMI a subadvisory fee in the annual amount of 0.55% of the Fund's average daily net assets for the first $250 million in assets that GIMI manages, plus 0.52% of the Fund's average daily net assets over $250 million that GIMI manages, plus 0.45% of the Fund's average daily net assets over $500 million that GIMI manages. Prior to September 25, 2018, AMCO (not the
Fund) paid GIMI a subadvisory fee in the annual amount of 0.55% of the Fund's average daily net assets for the first $300 million in assets that GIMI manages, plus 0.52% of the Fund's average daily net assets over $300 million that GIMI manages. For the period from August 1, 2018 to June 30, 2019, AMCO incurred subadvisory fees with respect to the Fund, paid or payable to GIMI of $2,532,000.

AMCO (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.60% of the Fund's average daily net assets for the first $250 million in assets that Wellington Management manages, plus 0.55% of the Fund's average daily net assets over $250 million that Wellington Management manages. Prior to October 1, 2018, AMCO (not the Fund) paid Wellington Management a subadvisory fee in the annual amount of 0.70% of the Fund's average daily net assets for the first $300 million in assets that Wellington Management manages, plus 0.65% of the Fund's average daily net assets over $300 million that Wellington Management manages. For the period from August 1, 2018 to June 30, 2019, AMCO incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management of $3,812,000.

ADMINISTRATION AND SERVICING FEES - Effective July 1, 2019, Victory Capital is obligated on a continuous basis to provide administrative services to the Fund. The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average daily net

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

assets of the Fund Shares and Institutional Shares, respectively. For the period from August 1, 2018 to June 30, 2019, the Fund Shares and Institutional Shares, incurred administration and servicing fees, paid or payable to AMCO, of $955,000 and $819,000 respectively. For the period July 1, 2019 to July 31, 2019 the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to Victory Capital of $88,000 and $77,000 respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

Effective July 1, 2019, these services are covered under a Compliance Services Agreement between the Trust and Victory Capital. For the period from August 1, 2018 to June 30, 2019, the Fund reimbursed AMCO $6,000 for these compliance and legal services. For the period July 1, 2019 to July 31, 2019, the Fund's portion of fees paid to Victory Capital under the Compliance Service Agreement was $1,000. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - Effective July 1, 2019, the Manager has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.10% of the Fund Shares and 0.98% of the Institutional Shares through at least June 30, 2021. The Manager is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This waiver agreement may only be terminated by the Fund's Board of Trustees.

TRANSFER AGENT'S FEES - Victory Capital Transfer Agency, Inc. (VCTA), (formerly, USAA Shareholder Account Services (SAS)) provides transfer agency services to the Fund. VCTA, an affiliate of the Manager, provides

================================================================================

50  | USAA SMALL CAP STOCK FUND

================================================================================

transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average daily net assets, plus out-of-pocket expenses. For the year ended July 31, 2019, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to VCTA, of $1,023,000 and $896,000, respectively.

UNDERWRITING SERVICES - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best effort basis. This agreement provides that VCA receive no fee or other compensation for such distribution services. Prior to July 1, 2019, USAA Investment Management Company (IMCO) provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services.

(9) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other affiliated funds in which the affiliated fund-of-funds invest. The fund-of-funds do not invest in the underlying affiliated funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of July 31, 2019, the fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                 0.1
Cornerstone Equity                                                       0.4
Target Retirement Income                                                 0.1
Target Retirement 2020                                                   0.3
Target Retirement 2030                                                   1.1
Target Retirement 2040                                                   1.5
Target Retirement 2050                                                   0.9
Target Retirement 2060                                                   0.1

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

Effective July 1, 2019, Victory Capital replaced AMCO as the Fund's investment adviser and began managing the Fund. Prior to July 1, 2019, AMCO was indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager has determined there is no significant impact on the Fund's financial statements and various filings.

(11) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the

================================================================================

52  | USAA SMALL CAP STOCK FUND

================================================================================

entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED JULY 31,
                                       --------------------------------------------------------------------
                                           2019           2018           2017           2016           2015
                                       --------------------------------------------------------------------
Net asset value at beginning
  of period                            $  19.33       $  18.02       $  16.17       $  17.77       $  18.14
                                       --------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                     .07            .05            .08            .02            .02
  Net realized and unrealized
    gain (loss)                            (.71)          3.19           1.99           (.22)          1.63
                                       --------------------------------------------------------------------
Total from investment
  operations                               (.64)          3.24           2.07           (.20)          1.65
                                       --------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.04)          (.07)          (.03)          (.05)          (.02)
  Realized capital gains                  (1.91)         (1.86)          (.19)         (1.35)         (2.00)
                                       --------------------------------------------------------------------
Total distributions                       (1.95)         (1.93)          (.22)         (1.40)         (2.02)
                                       --------------------------------------------------------------------
Net asset value
  at end of period                     $  16.74       $  19.33       $  18.02       $  16.17       $  17.77
                                       ====================================================================
Total return (%)*                         (2.07)         19.21          12.81           (.75)          9.67
Net assets at end of
  period (000)                         $694,015       $758,065       $658,038       $586,438       $835,256
Ratios to average daily
  net assets:**
  Expenses (%)(a),(b)                      1.06(c)        1.06           1.09           1.15           1.15
  Expenses, excluding
    reimbursements (%)(a),(b)              1.06           1.06           1.09           1.15           1.15
  Net investment income (%)                 .58            .31            .42            .18            .06
Portfolio turnover (%)                       84             68             53             52             45

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $694,938,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Does not include acquired fund fees, if any.
(c) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Fund Shares to 1.10% of the Fund Shares' average daily net assets.

================================================================================

54  | USAA SMALL CAP STOCK FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED JULY 31,
                                       --------------------------------------------------------------------
                                           2019           2018           2017           2016         2015
                                       --------------------------------------------------------------------
Net asset value at
  beginning of period                  $  19.50       $  18.16       $  16.30       $  17.89       $  18.24
                                       --------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                     .08            .07            .09            .07            .05
  Net realized and
    unrealized gain (loss)                 (.71)          3.22           2.02           (.24)          1.65
                                       --------------------------------------------------------------------
Total from investment
  operations                               (.63)          3.29           2.11           (.17)          1.70
                                       --------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.05)          (.09)          (.06)          (.07)          (.05)
  Realized capital gains                  (1.91)         (1.86)          (.19)         (1.35)         (2.00)
                                       --------------------------------------------------------------------
Total distributions                       (1.96)         (1.95)          (.25)         (1.42)         (2.05)
                                       --------------------------------------------------------------------
Net asset value at
  end of period                        $  16.91       $  19.50       $  18.16       $  16.30       $  17.89
                                       ====================================================================
Total return (%)*                         (1.98)         19.36          12.92           (.55)          9.85
Net assets at end of
  period (000)                         $904,981       $996,393       $892,691       $884,187       $676,490
Ratios to average daily
  net assets:**
  Expenses (%)(a),(b)                       .96(c)         .95            .97            .99            .99
  Expenses, excluding
    reimbursements (%)(a),(b)               .96            .95            .97            .99            .99
  Net investment income (%)                 .67            .42            .52            .35            .22
Portfolio turnover (%)                       84             68             53             52             45

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $895,647,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.98% of the Institutional Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  55

================================================================================

EXPENSE EXAMPLE

July 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2019, through July 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

================================================================================

56  | USAA SMALL CAP STOCK FUND

================================================================================

use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                         BEGINNING                 ENDING              DURING PERIOD*
                                       ACCOUNT VALUE            ACCOUNT VALUE         FEBRUARY 1, 2019 -
                                      FEBRUARY 1, 2019          JULY 31, 2019           JULY 31, 2019
                                      ------------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00               $1,074.50                  $5.50

Hypothetical
  (5% return before expenses)              1,000.00                1,019.49                   5.36

INSTITUTIONAL SHARES
Actual                                     1,000.00                1,075.00                   4.99

Hypothetical
  (5% return before expenses)              1,000.00                1,019.98                   4.86

*Expenses are equal to the annualized expense ratio of 1.07% for Fund Shares and 0.97% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 7.45% for Fund Shares and 7.50% for Institutional Shares for the six-month period of February 1, 2019, through July 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  57

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with

================================================================================

58  | USAA SMALL CAP STOCK FUND

================================================================================

Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at

================================================================================

60  | USAA SMALL CAP STOCK FUND

================================================================================

       least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target
   Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

62  | USAA SMALL CAP STOCK FUND

================================================================================

       enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

64  | USAA SMALL CAP STOCK FUND

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected

================================================================================

66  | USAA SMALL CAP STOCK FUND

================================================================================

in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

68  | USAA SMALL CAP STOCK FUND

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND AMCO)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the
(i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019.

At an in-person meeting of the Board of Trustees (the "Board") held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Advisory Agreement between the Trust and AMCO and the Subadvisory Agreements between AMCO and Wellington Management Company LLP, ClariVest Asset Management LLC (ClariVest), and Granahan Investment Management, Inc. (the Subadvisers) with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and AMCO and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Effective July 1, 2019, upon the closing of the transaction whereby AMCO acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and AMCO and the Sub-advisory Agreement with the Subadviser terminated and the new investment advisory agreement between the Trust and Victory Capital went into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are discussed above. Effective June 30, 2019, the Subadviser no longer manages any portion of the Fund.

================================================================================

70  | USAA SMALL CAP STOCK FUND

================================================================================

comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding AMCO's revenues and costs of providing services to the Fund and compensation paid to affiliates of AMCO; and (iii) information about AMCO's and each Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. The Board considered the Advisory Agreement and the Subadvisory Agreements separately in the course of its review. In doing so, the Board noted the respective roles of AMCO and the Subadvisers in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by AMCO and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and AMCO's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to AMCO and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as

================================================================================

                                                     ADVISORY AGREEMENT(S) |  71

================================================================================

controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by AMCO under the Advisory Agreement, the Board reviewed information provided by AMCO relating to its operations and personnel. The Board also took into account its knowledge of AMCO's management and the quality of the performance of AMCO's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to AMCO and the services provided to the Fund by AMCO under the Advisory Agreement, as well as other services provided by AMCO and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, AMCO and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by AMCO in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered AMCO's management style and the performance of AMCO's duties under the Advisory Agreement. The Board considered the level and depth of experience of AMCO, including the professional experience and qualifications of its senior personnel, as well as current staffing levels. The Board considered AMCO's effectiveness in monitoring the performance of the Subadvisers and AMCO's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including AMCO's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. AMCO's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered AMCO's risk management processes. The Board considered AMCO's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and

================================================================================

72  | USAA SMALL CAP STOCK FUND

================================================================================

strengths of AMCO and its affiliates in managing the Fund, as well as other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by AMCO and its affiliates, including AMCO's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of AMCO's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and
(ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment-was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and expense universe. The Board took into account the various services provided to the Fund by AMCO and its affiliates, including the high quality of services received by the Fund from AMCO. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee.

The Board also took into account that the subadvisory fees under the Subadvisory Agreements are paid by AMCO. The Board also considered and discussed information about the Subadvisers' fees, including the amount of management fees retained by AMCO after payment of the subadvisory fees.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

================================================================================

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended December 31, 2018, and was lower than the average of its performance universe and its Lipper index for the three-, five-, and ten-year periods ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the top 25% of its performance universe for the one-year period ended December 31, 2018, and was in the bottom 50% of its performance universe for the three-, five-, and ten-year periods ended December 31, 2018. The Board took into account management's discussion of the Fund's performance, including the Fund's more recent improved performance. The Board also took into account that it approved the addition of ClariVest as a new subadviser to the Fund in 2017 and the termination of another subadviser to the Fund in 2018.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for AMCO's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that AMCO pays the subadvisory fees. The Trustees reviewed the profitability of AMCO's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information

================================================================================

74  | USAA SMALL CAP STOCK FUND

================================================================================

service. In reviewing the overall profitability of the management fee to AMCO, the Board also considered the fact that AMCO and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to AMCO from its relationship with the Trust, including that AMCO may derive reputational and other benefits from its association with the Fund. The Trustees recognized that AMCO should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that AMCO also pays the subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current advisory fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with AMCO, among others: (i) AMCO has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) AMCO maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices;
(iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO; and (v) AMCO's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by AMCO and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  75

================================================================================

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (ii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its

================================================================================

76  | USAA SMALL CAP STOCK FUND

================================================================================

relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by AMCO. The Trustees also relied on the ability of AMCO to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement, although the Board noted that each Subadviser's subadvisory fees were reduced effective October 2018. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that each Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to AMCO and that, in turn, AMCO pays a subadvisory fee to each Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2018, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted AMCO's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of AMCO's focus on each Subadviser's performance and the discussion of management regarding the factors that contributed to the performance of the Fund. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  77

================================================================================

(iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

78  | USAA SMALL CAP STOCK FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the "Board") of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information ("SAI").

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Director of USAA Investment Management Company (IMCO) (09/09-present); Chairman of Board of IMCO (4/13-present); President and Director of USAA Shareholder Account Services
(SAS) (10/09-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director and Vice Chairman of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Chairman of Board of ICORP (12/31-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); Chairman of Board of FAI (3/15-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

80  | USAA SMALL CAP STOCK FUND

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as

================================================================================

82  | USAA SMALL CAP STOCK FUND

================================================================================

an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  83

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

84  | USAA SMALL CAP STOCK FUND

================================================================================

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

    (1) Indicates the Trustee was an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  85

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-06/30/19); Assistant Treasurer,

================================================================================

86  | USAA SMALL CAP STOCK FUND

================================================================================

USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Director, Accounting and Finance, Victory Capital Management Inc.
(7/1/19-present); Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-06/30/19).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  87

================================================================================

TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers, Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency, Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     111 West Houston St., Suite 1901
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Victory Capital Management Inc.'s proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

================================================================================

       9800 Fredericksburg Road                                   --------------
       San Antonio, TX 78288                                        PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
    >>  Secure
    >>  Saves Time
    >>  Good for the Environment

Sign up today for online document delivery at usaa.com/UDO

                                                         [LOGO OF RECYCLE PAPER]
                                                                   10%

================================================================================
40054-0919


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                   July 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Science & Technology Fund

         FUND                               ADVISER
        SHARES                              SHARES
        USSCX                                USTCX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

". . . NOW MAY BE AN OPPORTUNE TIME FOR
INVESTORS TO ENSURE THAT THEIR PORTFOLIOS ARE WELL [PHOTO OF BROOKS ENGLEHARDT] DIVERSIFIED AND THAT THEIR OVERALL ALLOCATION IS
APPROPRIATE FOR THEIR PARTICULAR RISK APPETITE."

--------------------------------------------------------------------------------

SEPTEMBER 2019

Although the bull market in equities has continued running, it was not without a few missteps. Trade turmoil, questions surrounding global economic growth, changing monetary policy, and geopolitical disputes have all led to increased volatility. But through it all, domestic stocks, as measured by the S&P 500(R) Index, still managed an annual return of approximately 8% for the 12-month period ended July 31, 2019.

Given the sometimes dire news flow and ample cross-currents, it's no surprise that volatility returned to the market. On one hand, the U.S. economy continues to look good. The unprecedented streak of job creation has continued uninterrupted, and unemployment is bouncing along historic lows at 3.7%. The consumer remains resilient and inflation is tepid. On the flip side, however, U.S. trade policy seems to be evolving, with new tariffs threatened and implemented. The markets generally dislike this type of trade turmoil and uncertainty, and the ongoing tensions between the United States and China (and other trading partners) threaten to upend global supply chains and hinder economic growth.

It's not just the stock market that has been dealing with volatility. The bond market also has experienced volatility, due largely to the U.S. Federal Reserve's (the "Fed") famous "pivot" in late 2018. Against the backdrop of rapidly falling equities in the fourth quarter of 2018, the Fed signaled that its next policy move would be to lower--not increase--short-term interest rates. This immediately altered the yield environment.

Meanwhile, the U.S. Treasury yield curve continued to flatten and, in fact, inverted--whereby shorter-term yields became higher than longer-term

================================================================================

================================================================================

yields. Such a yield-curve inversion is a worrying sign as it sometimes, but not always, portends to a recession.

Although we are not predicting a recession, we must acknowledge that risks have increased for an economic slowdown. Given that the current run in stocks is more than a decade old, it's important for investors to keep perspective that the bull market cannot continue forever. Therefore, now may be an opportune time for investors to ensure that their portfolios are well diversified and that their overall allocation is appropriate for their particular risk appetite.

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc., ("Victory Holdings"), a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). In connection with the Transaction, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019, and Victory Capital became the investment adviser to each USAA Mutual Fund. On the following pages, you will find information relating to your USAA Investments, which is now a Victory Capital Investment Franchise. If you have any questions about your investments, we encourage you to engage your financial advisor or else contact us directly at 800-235-8396 or visit usaa.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we value the opportunity to help you meet your investment goals.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            4

SHAREHOLDER VOTING RESULTS                                                     7

FINANCIAL INFORMATION

   Distributions to Shareholders                                               8

   Report of Independent Registered
     Public Accounting Firm                                                    9

   Portfolio of Investments                                                   10

   Notes to Portfolio of Investments                                          18

   Financial Statements                                                       20

   Notes to Financial Statements                                              24

   Financial Highlights                                                       41

EXPENSE EXAMPLE                                                               43

ADVISORY AGREEMENT(S)                                                         45

TRUSTEES' AND OFFICERS' INFORMATION                                           65

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY VICTORY CAPITAL MANAGEMENT INC. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

RS Investments Growth                    Wellington Management Company LLP

    STEPHEN J. BISHOP                        ROBERT L. DERESIEWICZ
    CHRISTOPHER CLARK, CFA                   JOHN F. AVERILL, CFA
    PAUL LEUNG, CFA                          ANN C. GALLO
                                             JEAN M. HYNES, CFA
VictoryShares and Solutions                  BRUCE L. GLAZER
                                             ANITA M. KILLIAN, CFA
    MANNIK S. DHILLON, CFA, CAIA             BRIAN BARBETTA
    WASIF A. LATIF

--------------------------------------------------------------------------------

o PLEASE CHARACTERIZE THE PERFORMANCE OF THE MARKET OVER THE 12-MONTH REPORTING PERIOD ENDED JULY 31, 2019.

    While domestic stocks ended the 12-month reporting period in positive territory, there was significant volatility along the way. Against a backdrop of slowing global growth, for much of the period, markets responded primarily to headlines surrounding U.S. monetary and trade policies. Entering the period, the U.S. Federal Reserve (the "Fed") was on a credit tightening trajectory, which market participants interpreted as confirming a relatively favorable outlook for the U.S. economy. The fourth quarter of 2018 saw a sharp reversal in investor risk appetite, however, as softening economic data from Europe and China raised concerns that the Fed would increase interest rates too quickly even as a global recession possibly loomed. Uncertainty regarding U.S. trade policy and corporate earnings also weighed on sentiment toward the end of 2018. While the Fed followed through on its previously signaled December interest rate increase, it pivoted to a much more dovish stance entering 2019, leading to a rebound in risk asset valuations.

    Escalating rhetoric between the United States and China regarding trade and tariffs generated uncertainty throughout the 12-month reporting period. May 2019 saw markets decline as President Trump announced

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    plans to impose 25% tariffs on $200 billion in Chinese imports. However, the market subsequently recovered its lost ground as the Fed indicated that it was prepared to cut its benchmark interest rate, if needed, to help offset any drag on economic growth stemming from trade frictions. Corporate earnings reports that generally were in line with expectations also served to bolster sentiment. Most major equity indices ended July 2019 near their all-time highs.

o HOW DID THE USAA SCIENCE & TECHNOLOGY FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended July 31, 2019, the Fund Shares and Adviser Shares had total returns of 12.75% and 12.48%, respectively. This compares to returns of 7.99% for the S&P 500(R) Index, 14.79% for the S&P North American Technology Index, 3.76% for the S&P Composite 1500 Health Care Index, and 11.47% for the Lipper Science & Technology Funds Index.

    Victory Capital Management Inc. (the "Manager" or "Victory Capital") is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Wellington Management Company LLP ("Wellington Management") is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    For the Fund overall, stock selection in the information technology sector had by far the largest positive effect on relative performance, while selection within healthcare detracted slightly. Allocation across industries within information technology detracted modestly from relative performance.

    Refer to page 4 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    Wellington Management's technology allocation outperformed the S&P North American Technology Index during the period, with positive security selection driving relative return. Contributions to relative performance were led by selection within semiconductors & semiconductor equipment, IT services, software, and entertainment. This was partially offset by weak security selection in the electronic equipment, instruments & components and technology hardware, storage & peripherals industries. Top individual contributors to relative performance included Advanced Micro Devices, Inc. (semiconductors & semiconductor equipment), Global Payments, Inc. (IT services), and Workday, Inc. "A" (software). Non-benchmark positions in Sunny Optical Technology* (electronic equipment, instruments & components), Alibaba Group Holding Ltd. ADR (Internet & direct marketing retail), and Flex Ltd. (electronic equipment, instruments & components) were among the largest detractors from relative performance.

    Wellington Management's healthcare allocation underperformed the S&P Composite 1500 Health Care Index, as overweight allocations to mid- and small-cap biopharmaceutical companies weighed on returns. Partially offsetting these negative results was strong security selection within small-and mid-cap biopharmaceutical and medical technology companies. In terms of individual positions, the largest detractors were a lack of exposure to Merck* (biopharmaceutical large cap) and non-benchmark positions in mid-cap biopharmaceutical companies Alkermes plc and Eisai Co. Ltd. A lack of exposure to the large-cap biopharmaceutical company AbbVie* and non-benchmark positions in Loxo Oncology, Inc.* and Spark Therapeutics, Inc.* (both biopharmaceutical mid caps) were among the top contributors to relative performance.

    Thank you for allowing us to help you with your investment needs.

    *Sunny Optical Technology, Merck, AbbVie, Loxo Oncology, Inc., and Spark Therapeutics, Inc. were sold out of the Fund prior to July 31, 2019.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/19 o

--------------------------------------------------------------------------------------------------------
                                                                               SINCE         INCEPTION
                                    1 YEAR        5 YEAR        10 YEAR       INCEPTION*        DATE
--------------------------------------------------------------------------------------------------------
Fund Shares                          12.75%        16.16%        17.70%           -               -
Adviser Shares                       12.48%        15.87%          -            17.73%         8/01/10
S&P 500(R) Index** (reflects
  no deduction for fees,
  expenses, or taxes)                 7.99%        11.33%        14.02%           -               -
S&P North American
  Technology Index***
  (reflects no deduction for
  fees, expenses, or taxes)          14.79%        19.90%        18.50%           -               -
S&P Composite 1500
  Health Care Index****
  (reflects no deduction for
  fees, expenses, or taxes)           3.76%        10.71%        15.16%           -               -
Lipper Science & Technology
  Funds Index***** (reflects
  no deduction for taxes)            11.47%        16.26%        16.31%           -               -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized. **The unmanaged, broad-based composite S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks. ***The unmanaged S&P North American Technology Index provides investors with a benchmark that represents U.S. securities classified under the Global Industry Classification System (GICS(R)) technology sector and internet retail sub-industry.
****The unmanaged S&P Composite 1500 Health Care Index comprises U.S. traded stocks that are members of either the S&P Total Market Index (TMI) or the S&P/TSX Composite Index, and are classified within the health care sector of the GICS(R).
*****The unmanaged Lipper Science & Technology Funds Index tracks the total return performance of funds within the Lipper Science & Technology Funds category.

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                 S&P NORTH          USAA             LIPPER             S&P
                  AMERICAN         SCIENCE &        SCIENCE &        COMPOSITE
                 TECHNOLOGY       TECHNOLOGY       TECHNOLOGY       1500 HEALTH         S&P
                   INDEX          FUND SHARES      FUNDS INDEX      CARE INDEX       500 INDEX
 7/31/2009       $10,000.00       $10,000.00       $10,000.00       $10,000.00       $10,000.00
 8/31/2009        10,245.89        10,287.00        10,247.57        10,232.08        10,361.04
 9/30/2009        10,715.59        10,775.00        10,867.32        10,389.08        10,747.67
10/31/2009        10,626.24        10,425.00        10,498.94        10,135.77        10,548.01
11/30/2009        11,180.84        11,093.00        11,016.31        11,018.27        11,180.71
12/31/2009        11,852.29        11,730.00        11,717.74        11,302.72        11,396.67
 1/31/2010        10,873.47        11,019.00        10,884.01        11,336.11        10,986.69
 2/28/2010        11,344.89        11,369.00        11,324.95        11,408.59        11,327.03
 3/31/2010        12,137.73        12,102.00        12,103.76        11,787.78        12,010.56
 4/30/2010        12,346.65        12,208.00        12,374.47        11,419.20        12,200.18
 5/31/2010        11,363.73        11,295.00        11,527.29        10,677.92        11,225.98
 6/30/2010        10,620.28        10,669.00        10,836.59        10,481.71        10,638.32
 7/31/2010        11,423.99        11,306.00        11,522.00        10,583.93        11,383.68
 8/31/2010        10,665.34        10,722.00        10,935.27        10,390.61        10,869.77
 9/30/2010        12,016.58        12,123.00        12,337.34        11,376.73        11,839.84
10/31/2010        12,764.54        12,611.00        13,036.41        11,608.11        12,290.33
11/30/2010        12,703.19        12,601.00        13,094.86        11,320.24        12,291.91
12/31/2010        13,351.98        13,323.00        13,809.58        11,890.34        13,113.40
 1/31/2011        13,873.36        13,800.00        14,277.54        11,969.65        13,424.20
 2/28/2011        14,196.89        14,246.00        14,781.53        12,390.52        13,884.10
 3/31/2011        13,921.37        14,246.00        14,669.63        12,658.92        13,889.63
 4/30/2011        14,351.38        14,873.00        15,200.08        13,491.94        14,300.97
 5/31/2011        14,122.03        14,894.00        14,991.18        13,764.64        14,139.09
 6/30/2011        13,755.51        14,533.00        14,500.00        13,578.07        13,903.41
 7/31/2011        13,740.20        14,076.00        14,089.67        13,053.98        13,620.69
 8/31/2011        12,874.96        13,110.00        13,033.31        12,711.28        12,880.78
 9/30/2011        12,293.48        12,452.00        12,179.81        12,110.55        11,975.28
10/31/2011        13,749.85        13,758.00        13,690.03        12,833.48        13,284.10
11/30/2011        13,481.80        13,450.00        13,319.75        12,951.03        13,254.74
12/31/2011        13,235.09        13,248.00        13,007.24        13,303.39        13,390.32
 1/31/2012        14,276.03        14,098.00        14,097.19        13,778.43        13,990.41
 2/29/2012        15,129.04        14,830.00        15,013.78        14,002.03        14,595.39
 3/31/2012        15,824.04        15,573.00        15,679.82        14,588.52        15,075.71
 4/30/2012        15,613.64        15,531.00        15,255.92        14,548.30        14,981.08
 5/31/2012        14,255.22        14,427.00        13,908.04        14,039.39        14,080.71
 6/30/2012        14,713.17        15,053.00        14,350.72        14,831.39        14,660.86
 7/31/2012        14,736.61        15,117.00        14,240.60        14,943.78        14,864.49
 8/31/2012        15,387.77        15,648.00        14,899.37        15,165.41        15,199.28
 9/30/2012        15,580.72        15,998.00        15,163.55        15,766.66        15,592.05
10/31/2012        14,688.44        15,042.00        14,263.46        15,625.90        15,304.16
11/30/2012        15,011.97        15,531.00        14,622.52        15,756.93        15,392.94
12/31/2012        15,251.38        15,648.00        14,896.16        15,744.79        15,533.24
 1/31/2013        15,884.57        16,624.00        15,532.87        16,926.31        16,337.78
 2/28/2013        16,017.14        16,815.00        15,577.46        17,147.00        16,559.57
 3/31/2013        16,459.93        17,346.00        15,977.61        18,226.56        17,180.61
 4/30/2013        16,542.70        17,463.00        15,854.18        18,764.92        17,511.62
 5/31/2013        17,310.48        18,004.00        16,593.07        19,110.46        17,921.25
 6/30/2013        16,869.45        17,686.00        16,400.25        18,990.07        17,680.59
 7/31/2013        17,644.35        18,875.00        17,507.14        20,371.98        18,580.25
 8/31/2013        17,470.25        18,652.00        17,431.73        19,684.90        18,042.14
 9/30/2013        18,209.33        20,021.00        18,470.67        20,325.56        18,607.93
10/31/2013        18,940.86        20,456.00        18,848.40        21,195.74        19,463.29
11/30/2013        19,650.78        21,231.00        19,409.79        22,216.71        20,056.42
12/31/2013        20,524.16        22,086.00        20,376.85        22,387.78        20,564.17
 1/31/2014        20,117.38        22,720.00        20,293.39        22,583.57        19,853.18
 2/28/2014        21,124.83        24,171.00        21,450.37        23,905.21        20,761.34
 3/31/2014        20,915.48        23,146.00        20,876.96        23,593.62        20,935.85
 4/30/2014        20,599.62        22,558.00        20,095.68        23,442.33        21,090.61
 5/31/2014        21,344.81        23,480.00        20,785.89        24,119.80        21,585.70
 6/30/2014        21,962.38        24,448.00        21,663.09        24,672.42        22,031.60
 7/31/2014        22,035.75        24,148.00        21,338.31        24,679.04        21,727.77
 8/31/2014        22,951.98        25,197.00        22,218.21        25,870.43        22,596.99
 9/30/2014        22,606.43        24,724.00        21,774.18        25,909.00        22,280.09
10/31/2014        22,888.08        25,508.00        22,246.01        27,314.48        22,824.29
11/30/2014        23,917.04        26,717.00        22,983.89        28,205.34        23,438.14
12/31/2014        23,660.71        26,491.00        22,874.23        27,938.11        23,379.10
 1/31/2015        22,807.66        26,504.00        22,289.08        28,301.55        22,677.28
 2/28/2015        24,718.80        28,093.00        24,039.09        29,590.49        23,980.57
 3/31/2015        24,012.25        27,964.00        23,688.03        29,927.94        23,601.33
 4/30/2015        24,608.78        28,132.00        23,791.59        29,465.93        23,827.75
 5/31/2015        25,118.40        29,308.00        24,563.72        30,817.23        24,134.15
 6/30/2015        24,204.40        28,843.00        23,794.57        30,787.84        23,666.96
 7/31/2015        25,165.75        29,812.00        24,113.74        31,651.56        24,162.82
 8/31/2015        23,806.74        27,835.00        22,595.62        29,202.92        22,704.98
 9/30/2015        23,527.08        26,736.00        22,020.76        27,521.39        22,143.18
10/31/2015        26,148.00        29,334.00        24,036.57        29,547.95        24,011.05
11/30/2015        26,486.59        29,657.00        24,490.62        29,541.43        24,082.45
12/31/2015        26,004.83        29,407.00        23,966.60        30,008.73        23,702.63
 1/31/2016        24,313.57        27,121.00        21,902.78        27,717.64        22,526.41
 2/29/2016        24,086.85        26,639.00        21,702.96        27,567.81        22,496.01
 3/31/2016        26,123.48        28,264.00        23,332.64        28,405.24        24,022.10
 4/30/2016        25,295.83        28,181.00        22,940.03        29,228.75        24,115.23
 5/31/2016        26,667.44        29,186.00        24,081.08        29,874.35        24,548.29
 6/30/2016        26,066.08        28,567.00        23,565.66        30,184.16        24,611.90
 7/31/2016        28,004.11        30,329.00        25,311.66        31,683.05        25,519.31
 8/31/2016        28,608.94        30,659.00        25,864.74        30,687.20        25,555.14
 9/30/2016        29,411.64        31,499.00        26,635.97        30,551.59        25,559.97
10/31/2016        29,226.96        30,535.00        26,064.33        28,514.90        25,093.72
11/30/2016        29,233.12        30,370.00        26,236.72        29,132.29        26,023.07
12/31/2016        29,530.10        30,179.00        26,312.60        29,392.62        26,537.44
 1/31/2017        30,980.14        32,085.00        27,652.19        30,066.16        27,040.76
 2/28/2017        32,352.61        33,547.00        28,833.52        31,974.65        28,114.44
 3/31/2017        33,107.95        34,306.00        29,569.25        31,877.45        28,147.24
 4/30/2017        33,983.21        34,980.00        30,286.96        32,407.29        28,436.31
 5/31/2017        35,506.88        36,699.00        31,645.11        32,694.92        28,836.48
 6/30/2017        34,697.09        36,914.00        31,199.09        34,232.55        29,016.47
 7/31/2017        36,201.62        38,533.00        32,503.18        34,425.79        29,613.13
 8/31/2017        36,982.01        39,150.00        33,342.43        35,030.75        29,703.78
 9/30/2017        37,374.46        39,293.00        33,929.79        35,421.49        30,316.51
10/31/2017        40,201.64        40,812.00        35,795.65        35,167.39        31,023.96
11/30/2017        40,691.34        41,442.00        36,399.00        36,219.58        31,975.46
12/31/2017        40,687.10        41,044.00        36,308.68        35,996.91        32,330.98
 1/31/2018        44,592.05        44,582.00        39,087.74        38,466.41        34,182.06
 2/28/2018        44,790.12        43,651.00        39,013.69        36,795.39        32,922.21
 3/31/2018        43,409.49        42,782.00        38,046.17        35,815.65        32,085.54
 4/30/2018        43,766.65        42,083.00        38,006.05        36,259.96        32,208.66
 5/31/2018        46,645.12        44,706.00        40,349.69        36,548.10        32,984.31
 6/30/2018        46,774.73        44,582.00        40,219.29        37,176.62        33,187.32
 7/31/2018        47,570.69        45,311.00        40,680.43        39,578.46        34,422.34
 8/31/2018        51,077.79        47,375.00        43,034.47        41,390.69        35,544.01
 9/30/2018        50,933.26        47,189.00        42,558.49        42,488.41        35,746.32
10/31/2018        45,714.33        41,013.00        38,164.74        39,491.12        33,303.05
11/30/2018        45,568.71        42,735.00        38,188.79        42,212.12        33,981.72
12/31/2018        41,858.52        39,265.00        35,064.03        38,410.57        30,913.48
 1/31/2019        46,009.35        44,051.00        38,929.39        40,378.87        33,390.76
 2/28/2019        48,194.47        46,175.00        41,111.87        40,905.94        34,462.87
 3/31/2019        50,225.27        47,381.00        42,171.34        41,055.37        35,132.55
 4/30/2019        53,513.29        49,684.00        44,781.28        39,995.69        36,555.05
 5/31/2019        49,031.95        46,661.00        41,011.45        38,978.70        34,232.04
 6/30/2019        52,729.59        50,008.00        44,160.90        41,638.42        36,644.59
 7/31/2019        54,606.33        51,087.00        45,346.56        41,065.45        37,171.25

                                   [END CHART]

                       Data from 7/31/09 through 7/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund Shares to the benchmarks listed above (see page 4 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Science & Technology Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/19 o
                                (% of Net Assets)

Amazon.com, Inc. .......................................................... 4.6%
RingCentral, Inc. "A" ..................................................... 2.9%
Netflix, Inc. ............................................................. 2.9%
Visa, Inc. "A" ............................................................ 2.9%
Marvell Technology Group Ltd. ............................................. 2.8%
Facebook, Inc. "A" ........................................................ 2.8%
Global Payments, Inc. ..................................................... 2.3%
Alphabet, Inc. "A" ........................................................ 2.2%
ServiceNow, Inc. .......................................................... 2.1%
KLA Corp. ................................................................. 1.7%

                        o SECTOR ALLOCATION* - 7/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

TECHNOLOGY                                                                 35.3%
CONSUMER, NON-CYCLICAL                                                     29.7%
COMMUNICATIONS                                                             25.4%
FINANCIAL                                                                   3.4%
INDUSTRIAL                                                                  2.8%
CONSUMER, CYCLICAL                                                          0.2%

                                   [END CHART]

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

6  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust ("Trust"). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"), an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby USAA Asset Management Company ("AMCO") was acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital.

                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------
   FOR                            AGAINST                         ABSTAIN
--------------------------------------------------------------------------
23,193,868                       3,103,798                       1,695,757

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested person" as defined in the Investment Company Act of 1940, as amended (1940 Act) ("Interested Trustee"); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                         NUMBER OF SHARES VOTING
-----------------------------------------------------------------------------
TRUSTEES                           FOR                         VOTES WITHHELD
-----------------------------------------------------------------------------
David C. Brown                8,299,565,565                      820,887,736
John C. Walters               8,317,935,885                      802,517,416

================================================================================

                                                 SHAREHOLDER VOTING RESULTS |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2019:

 DIVIDEND RECEIVED                                           LONG-TERM
DEDUCTION (CORPORATE                                        CAPITAL GAIN
  SHAREHOLDERS)(1)                                         DISTRIBUTIONS(2)
----------------------------------------------------------------------------
      20.36%                                                $164,320,000
----------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

8  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SCIENCE & TECHNOLOGY FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Science & Technology Fund (the "Fund") (one of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the USAA Mutual Funds Trust) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. f ederal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 20, 2019

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2019

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (96.8%)

              COMMON STOCKS (96.6%)

              COMMUNICATIONS (25.2%)
              ----------------------
              INTERNET (24.4%)
    28,973    Alibaba Group Holding Ltd. ADR(a)                                          $    5,015
    27,711    Alphabet, Inc. "A"(a)                                                          33,758
    36,459    Amazon.com, Inc.(a)                                                            68,061
 1,008,900    Boingo Wireless, Inc.(a)                                                       15,154
    34,375    Expedia Group, Inc.                                                             4,563
   213,537    Facebook, Inc. "A"(a)                                                          41,475
   227,070    GoDaddy, Inc. "A"(a)                                                           16,662
   211,000    Match Group, Inc.                                                              15,886
   192,562    Meituan Dianping "B"(a),(b)                                                     1,557
     3,201    MercadoLibre, Inc.(a)                                                           1,989
   132,514    Netflix, Inc.(a)                                                               42,801
   114,200    Proofpoint, Inc.(a)                                                            14,412
   304,513    RingCentral, Inc. "A"(a)                                                       43,235
    11,551    Spotify Technology S.A.(a)                                                      1,790
   105,802    Tencent Holdings Ltd.(b)                                                        4,930
   150,500    Wix.com Ltd.(a)                                                                22,352
   110,646    Yandex N.V. "A"(a)                                                              4,340
   335,695    Yelp, Inc.(a)                                                                  11,766
   160,500    Zendesk, Inc.(a)                                                               13,411
                                                                                         ----------
                                                                                            363,157
                                                                                         ----------
              TELECOMMUNICATIONS (0.8%)
    24,102    Airgain, Inc.(a)                                                                  313
   847,900    Viavi Solutions, Inc.(a)                                                       12,439
                                                                                         ----------
                                                                                             12,752
                                                                                         ----------
              Total Communications                                                          375,909
                                                                                         ----------
              CONSUMER, CYCLICAL (0.2%)
              -------------------------
              RETAIL (0.2%)
   574,600    Waitr Holdings, Inc.(a)                                                         2,638
                                                                                         ----------
              CONSUMER, NON-CYCLICAL (29.7%)
              ------------------------------
              AGRICULTURE (0.0%)
     5,761    Genus plc(b)                                                                      185
                                                                                         ----------

================================================================================

10  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              BIOTECHNOLOGY (14.7%)
   366,900    Adverum Biotechnologies, Inc.(a)                                           $    4,920
   115,400    Albireo Pharma, Inc.(a)                                                         2,988
    24,708    Alder Biopharmaceuticals, Inc.(a)                                                 250
   115,100    Allakos, Inc.(a)                                                                4,002
     3,834    Alnylam Pharmaceuticals, Inc.(a)                                                  298
   719,659    Amicus Therapeutics, Inc.(a)                                                    8,924
   385,100    Apellis Pharmaceuticals, Inc.(a)                                               10,756
   108,211    Arena Pharmaceuticals, Inc.(a)                                                  6,783
     5,375    Assembly Biosciences, Inc.(a)                                                      67
   206,700    Atreca, Inc. "A"(a)                                                             2,615
   197,858    Audentes Therapeutics, Inc.(a)                                                  7,701
   198,600    Autolus Therapeutics plc ADR(a)                                                 3,062
   319,291    Avrobio, Inc.(a)                                                                6,775
    53,300    BeiGene Ltd. ADR(a)                                                             7,320
   142,098    Bluebird Bio, Inc.(a)                                                          18,648
   110,622    Blueprint Medicines Corp.(a)                                                   11,079
     5,154    Calithera Biosciences, Inc.(a)                                                     22
   143,046    Crinetics Pharmaceuticals, Inc.(a)                                              2,901
   501,174    CytomX Therapeutics, Inc.(a)                                                    5,167
   193,104    Eidos Therapeutics, Inc.(a)                                                     6,291
   380,300    Epizyme, Inc.(a)                                                                5,043
   387,102    Equillium, Inc.(a)                                                              1,587
    29,954    Evelo Biosciences, Inc.(a)                                                        183
    97,000    Exact Sciences Corp.(a)                                                        11,166
   989,266    Fate Therapeutics, Inc.(a)                                                     21,813
     7,685    Forty Seven, Inc.(a)                                                               68
    24,000    Frontage Holdings Corp.(a),(c)                                                     10
   140,600    Genfit ADR(a)                                                                   2,463
     1,730    Genmab A/S(a),(b)                                                                 320
    12,427    GlycoMimetics, Inc.(a)                                                            115
   146,973    Gossamer Bio, Inc.(a)                                                           2,917
   245,800    Homology Medicines, Inc.(a)                                                     4,370
     2,985    Hutchison China MediTech Ltd.(a)                                                   63
    16,600    Illumina, Inc.(a)                                                               4,970
     3,174    Incyte Corp.(a)                                                                   270
   343,900    Iovance Biotherapeutics, Inc.(a)                                                8,457
    41,784    Kaleido Biosciences, Inc.(a)                                                      321
     6,460    Karyopharm Therapeutics, Inc.(a)                                                   57
   157,200    Kiniksa Pharmaceuticals Ltd. "A"(a)                                             1,855
    41,300    Ligand Pharmaceuticals, Inc.(a)                                                 3,779
       200    Livongo Health, Inc.(a)                                                             9
   213,500    MacroGenics, Inc.(a)                                                            3,072

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
     8,485    Medicines Co.(a)                                                           $      304
   231,200    NeoGenomics, Inc.(a)                                                            5,634
     4,945    Neon Therapeutics, Inc.(a)                                                         14
   184,310    NGM Biopharmaceuticals, Inc.(a)                                                 2,593
   133,461    Precision BioSciences, Inc.(a)                                                  1,718
     4,246    Radius Health, Inc.(a)                                                             91
    79,400    REGENXBIO, Inc.(a)                                                              3,526
   130,914    Replimune Group, Inc.(a)                                                        1,626
    40,222    Rigel Pharmaceuticals, Inc.(a)                                                     92
    63,600    Sage Therapeutics, Inc.(a)                                                     10,198
    82,997    Scholar Rock Holding Corp.(a)                                                   1,020
     7,425    Seattle Genetics, Inc.(a)                                                         562
    83,669    Surface Oncology, Inc.(a)                                                         185
    13,167    Syndax Pharmaceuticals, Inc.(a)                                                   126
   217,355    Twist Bioscience Corp.(a)                                                       7,329
     2,538    Ultragenyx Pharmaceutical, Inc.(a)                                                153
     5,037    Vertex Pharmaceuticals, Inc.(a)                                                   839
     4,495    WaVe Life Sciences Ltd.(a)                                                         96
     7,045    Zai Lab Ltd. ADR(a)                                                               226
                                                                                         ----------
                                                                                            219,809
                                                                                         ----------
              COMMERCIAL SERVICES (7.0%)
    35,816    Equifax, Inc.                                                                   4,982
    63,400    Euronet Worldwide, Inc.(a)                                                      9,885
    45,261    FleetCor Technologies, Inc.(a)                                                 12,862
   204,608    Global Payments, Inc.                                                          34,358
     9,658    HMS Holdings Corp.(a)                                                             337
    97,442    PayPal Holdings, Inc.(a)                                                       10,757
   122,671    Total System Services, Inc.                                                    16,649
    63,131    TransUnion                                                                      5,226
    41,522    WEX, Inc.(a)                                                                    9,055
                                                                                         ----------
                                                                                            104,111
                                                                                         ----------
              HEALTHCARE PRODUCTS (1.1%)
    24,794    Abbott Laboratories                                                             2,160
       570    Alcon, Inc.(a),(b)                                                                 33
     3,280    Asahi Intecc Co. Ltd.(b)                                                           86
     5,738    AtriCure, Inc.(a)                                                                 184
    11,260    Avantor, Inc.(a)                                                                  198
     5,957    Baxter International, Inc.                                                        500
     1,000    Bio-Techne Corp.                                                                  210
    32,330    Boston Scientific Corp.(a)                                                      1,373
     7,697    Danaher Corp.                                                                   1,081
     3,780    Edwards Lifesciences Corp.(a)                                                     805

================================================================================

12  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
     2,673    iRhythm Technologies, Inc.(a)                                              $      222
    13,111    Medtronic plc                                                                   1,337
     5,753    NuVasive, Inc.(a)                                                                 383
   486,600    Quotient Ltd.(a)                                                                5,138
    11,191    Smith & Nephew plc(b)                                                             253
       569    Tecan Group AG(b)                                                                 145
     4,632    Thermo Fisher Scientific, Inc.                                                  1,286
     3,576    Zimmer Biomet Holdings, Inc.                                                      483
                                                                                         ----------
                                                                                             15,877
                                                                                         ----------
              HEALTHCARE-SERVICES (0.9%)
     9,305    Acadia Healthcare Co., Inc.(a)                                                    297
       900    Amedisys, Inc.(a)                                                                 124
     5,776    Anthem, Inc.                                                                    1,702
     1,874    Fresenius SE & Co. KGaA(b)                                                         94
     6,622    HCA Healthcare, Inc.                                                              884
     1,905    Humana, Inc.                                                                      565
     1,380    ICON plc(a)                                                                       215
   253,400    Invitae Corp.(a)                                                                6,814
     1,299    Molina Healthcare, Inc.(a)                                                        172
     9,005    NMC Health plc(b)                                                                 269
     2,882    Teladoc Health, Inc.(a)                                                           197
     4,421    UnitedHealth Group, Inc.                                                        1,101
     1,969    WellCare Health Plans, Inc.(a)                                                    566
    28,960    WuXi AppTec Co. Ltd. "H"(b),(c)                                                   268
                                                                                         ----------
                                                                                             13,268
                                                                                         ----------
              PHARMACEUTICALS (6.0%)
   300,392    Aimmune Therapeutics, Inc.(a)                                                   5,783
    18,774    Alkermes plc(a)                                                                   435
       535    Allergan plc                                                                       86
    14,963    Amneal Pharmaceuticals, Inc.(a)                                                    55
    77,066    Ascendis Pharma A/S(a)                                                          8,921
    23,557    AstraZeneca plc ADR                                                             1,024
    28,644    Bristol-Myers Squibb Co.                                                        1,272
     2,830    Chugai Pharmaceutical Co. Ltd.(b)                                                 202
    14,251    Clementia Pharmaceuticals, Inc.(a),(d),(e),(f)                                     15
    22,762    Coherus Biosciences, Inc.(a)                                                      383
     2,130    Cyclerion Therapeutics, Inc.(a)                                                    20
     5,350    Daiichi Sankyo Co. Ltd.(b)                                                        325
     6,166    Dermira, Inc.(a)                                                                   54
     6,715    Eisai Co. Ltd.(b)                                                                 363
     4,793    Elanco Animal Health, Inc.(a)                                                     158
    11,101    Eli Lilly & Co.                                                                 1,209
     9,696    G1 Therapeutics, Inc.(a)                                                          241

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
    67,100    Galapagos N.V.(a)                                                          $   11,635
     1,967    Galapagos N.V.(a)                                                                 344
     6,154    Global Blood Therapeutics, Inc.(a)                                                337
    90,674    Gritstone Oncology, Inc.(a)                                                       952
   103,454    GW Pharmaceuticals plc(a)                                                      16,791
     6,328    Heron Therapeutics, Inc.(a)                                                       110
     1,559    Hikma Pharmaceuticals plc(b)                                                       34
    21,979    Ironwood Pharmaceuticals, Inc.(a)                                                 234
     1,825    Kala Pharmaceuticals, Inc.(a)                                                      11
   583,956    Kura Oncology, Inc.(a)                                                         11,165
     4,689    Laboratorios Farmaceuticos Rovi S.A.(b)                                           108
       200    Madrigal Pharmaceuticals, Inc.(a)                                                  17
   118,582    MediWound Ltd.(a)                                                                 335
    85,100    Mirati Therapeutics, Inc.(a)                                                    9,004
    22,074    Momenta Pharmaceuticals, Inc.(a)                                                  249
    17,873    Mylan N.V.(a)                                                                     374
    64,318    MyoKardia, Inc.(a)                                                              3,501
   310,840    Myovant Sciences Ltd.(a)                                                        2,238
    29,800    Neurocrine Biosciences, Inc.(a)                                                 2,872
     2,855    Novartis AG(b)                                                                    262
     2,905    ObsEva S.A.(a)                                                                     26
     8,930    Ono Pharmaceutical Co. Ltd.(b)                                                    162
    44,810    Pfizer, Inc.                                                                    1,740
    11,439    PhaseBio Pharmaceuticals, Inc.(a)                                                  89
    12,424    Portola Pharmaceuticals, Inc.(a)                                                  331
     7,255    Ra Pharmaceuticals, Inc.(a)                                                       247
     8,452    Revance Therapeutics, Inc.(a)                                                     106
    39,600    Sinopharm Group Co. Ltd. "H"(b)                                                   146
     2,365    Takeda Pharmaceutical Co. Ltd.(b)                                                  81
    10,675    Teva Pharmaceutical Industries Ltd. ADR(a)                                         85
     4,080    Tricida, Inc.(a)                                                                  129
     3,552    UCB S.A.(b)                                                                       277
     5,490    UroGen Pharma Ltd.(a)                                                             187
   101,000    Xencor, Inc.(a)                                                                 4,446
     2,398    Zealand Pharma A/S ADR(a)                                                          54
                                                                                         ----------
                                                                                             89,225
                                                                                         ----------
              Total Consumer, Non-cyclical                                                  442,475
                                                                                         ----------
              FINANCIAL (3.4%)
              ----------------
              DIVERSIFIED FINANCIAL SERVICES (3.4%)
    25,900    LendingTree, Inc.(a)                                                            8,354
   240,424    Visa, Inc. "A"                                                                 42,795
                                                                                         ----------
              Total Financial                                                                51,149
                                                                                         ----------

================================================================================

14  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              INDUSTRIAL (2.8%)
              -----------------
              AEROSPACE/DEFENSE (0.4%)
    24,584    L3Harris Technologies, Inc.(a)                                             $    5,104
                                                                                         ----------
              ELECTRONICS (1.5%)
 1,931,053    Flex Ltd.(a)                                                                   21,531
                                                                                         ----------
              MISCELLANEOUS MANUFACTURERS (0.5%)
   149,813    Fabrinet(a)                                                                     8,042
                                                                                         ----------
              TRANSPORTATION (0.4%)
   320,830    CryoPort, Inc.(a)                                                               6,567
         1    MTR Corp. Ltd.                                                                      -
                                                                                         ----------
                                                                                              6,567
                                                                                         ----------
              Total Industrial                                                               41,244
                                                                                         ----------
              TECHNOLOGY (35.3%)
              ------------------
              COMPUTERS (2.5%)
     6,785    Accenture plc "A"                                                               1,307
    23,476    Apple, Inc.                                                                     5,001
   272,711    Genpact Ltd.                                                                   10,821
   257,034    Lumentum Holdings, Inc.(a)                                                     14,556
   106,807    Western Digital Corp.                                                           5,756
                                                                                         ----------
                                                                                             37,441
                                                                                         ----------
              SEMICONDUCTORS (16.3%)
   454,458    Advanced Micro Devices, Inc.(a)                                                13,838
    57,100    Broadcom, Inc.                                                                 16,558
   893,900    Cohu, Inc.                                                                     13,552
   172,700    Cree, Inc.(a)                                                                  10,739
   265,645    Inphi Corp.(a)                                                                 15,995
   186,159    KLA Corp.                                                                      25,377
    74,800    Lam Research Corp.                                                             15,604
   987,267    Lattice Semiconductor Corp.(a)                                                 19,094
   996,000    MACOM Technology Solutions Holdings, Inc.(a)                                   19,542
 1,596,131    Marvell Technology Group Ltd.                                                  41,914
   174,965    Micron Technology, Inc.(a)                                                      7,854
   143,900    MKS Instruments, Inc.                                                          12,250
    78,700    Monolithic Power Systems, Inc.                                                 11,660
   184,133    Semtech Corp.(a)                                                                9,735
    25,600    Tokyo Electron Ltd.(b)                                                          4,336
   267,598    Ultra Clean Holdings, Inc.(a)                                                   3,904
                                                                                         ----------
                                                                                            241,952
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              SOFTWARE (16.5%)
    23,342    Adobe, Inc.(a)                                                             $    6,976
   212,100    Arco Platform Ltd. "A"(a)                                                       9,362
   334,500    Cornerstone OnDemand, Inc.(a)                                                  19,802
   104,200    Coupa Software, Inc.(a)                                                        14,141
   225,100    DocuSign, Inc.(a)                                                              11,642
   468,500    Dropbox, Inc. "A"(a)                                                           11,038
    22,267    Electronic Arts, Inc.(a)                                                        2,060
    30,500    Fair Isaac Corp.(a)                                                            10,596
    54,067    Guidewire Software, Inc.(a)                                                     5,519
       200    Health Catalyst, Inc.(a)                                                            9
   151,374    Microsoft Corp.                                                                20,628
   167,200    Nexon Co. Ltd.(a),(b)                                                           2,647
    75,000    Paycom Software, Inc.(a)                                                       18,056
       300    Phreesia, Inc.(a)                                                                   8
    74,492    salesforce.com, Inc.(a)                                                        11,509
   221,978    Sciplay Corp. "A"(a)                                                            2,315
   111,418    ServiceNow, Inc.(a)                                                            30,906
    40,155    Splunk, Inc.(a)                                                                 5,433
   281,882    SVMK, Inc.(a)                                                                   4,784
    98,845    Take-Two Interactive Software, Inc.(a)                                         12,111
   168,400    Twilio, Inc. "A"(a)                                                            23,426
    74,400    Veeva Systems, Inc. "A"(a)                                                     12,343
    53,472    Workday, Inc. "A"(a)                                                           10,693
                                                                                         ----------
                                                                                            246,004
                                                                                         ----------
              Total Technology                                                              525,397
                                                                                         ----------
              Total Common Stocks (cost: $1,189,606)                                      1,438,812
                                                                                         ----------

              PREFERRED STOCKS (0.2%)

              COMMUNICATIONS (0.2%)
              ---------------------
              INTERNET (0.2%)
    55,796    Uber Technologies, Inc.(a),(e) (cost: $865)                                     2,351
                                                                                         ----------
              Total Equity Securities (cost: $1,190,471)                                  1,441,163
                                                                                         ----------

              MONEY MARKET INSTRUMENTS (3.4%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (3.4%)
51,017,896    State Street Institutional Treasury Money Market Fund
                Premier Class, 2.09%(g)
                (cost: $51,018)                                                              51,018
                                                                                         ----------

              TOTAL INVESTMENTS (COST: $1,241,489)                                       $1,492,181
                                                                                         ==========

================================================================================

16  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
($ IN 000s)                             VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
ASSETS                                  LEVEL 1           LEVEL 2           LEVEL 3           TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                      $1,421,714           $17,083               $15      $1,438,812
  Preferred Stocks                        2,351                 -                 -           2,351

Money Market Instruments:
  Government & U.S. Treasury
     Money Market Funds                  51,018                 -                 -          51,018
---------------------------------------------------------------------------------------------------
Total                                $1,475,083           $17,083               $15      $1,492,181
---------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the compliance classification.

At July 31, 2019, the Fund had transfers into/out of Level 3 that were under 0.50% of net assets.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 8.1% of net assets at July 31, 2019.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) Securities with a value of $17,083,000, which represented 1.1% of the Fund's net assets, were classified as Level 2 as of July 31, 2019, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by

================================================================================

18  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

        Rule 144A, and as such has been deemed liquid by Victory Capital under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (d) Security was fair valued at July 31, 2019, by Victory Capital in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $15,000, which represented less than 0.1% of the Fund's net assets.

    (e) Security deemed illiquid by Victory Capital, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (f) Security was classified as Level 3.

    (g) Rate represents the money market fund annualized seven-day yield at July 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  19

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,241,489)             $1,492,181
   Cash denominated in foreign currencies (identified cost of $7)                       7
   Receivables:
       Capital shares sold                                                            233
       Dividends and interest                                                         159
       Securities sold                                                              2,167
       Other                                                                            4
                                                                               ----------
             Total assets                                                       1,494,751
                                                                               ----------
LIABILITIES
   Payables:
       Securities purchased                                                         3,961
       Capital shares redeemed                                                        674
   Accrued administration and servicing fees                                          191
   Accrued management fees                                                            956
   Accrued transfer agent's fees                                                      128
   Other accrued expenses and payables                                                112
                                                                               ----------
             Total liabilities                                                      6,022
                                                                               ----------
                 Net assets applicable to capital shares outstanding           $1,488,729
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $  926,866
   Distributable earnings                                                         561,863
                                                                               ----------
                 Net assets applicable to capital shares outstanding           $1,488,729
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,383,956/48,741
             capital shares outstanding, no par value)                         $    28.39
                                                                               ==========
       Adviser Shares (net assets of $104,773/3,806
             capital shares outstanding, no par value)                         $    27.53
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

20  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $181)                             $  8,099
   Interest                                                                           466
   Securities lending (net)                                                           156
                                                                                 --------
       Total income                                                                 8,721
                                                                                 --------
EXPENSES
   Management fees                                                                  9,930
   Administration and servicing fees:
       Fund Shares                                                                  1,926
       Adviser Shares                                                                 155
   Transfer agent's fees:
       Fund Shares                                                                  1,461
       Adviser Shares                                                                 131
   Distribution and service fees (Note 8):
       Adviser Shares                                                                 259
   Custody and accounting fees:
       Fund Shares                                                                    221
       Adviser Shares                                                                  17
   Postage:
       Fund Shares                                                                     69
       Adviser Shares                                                                   7
   Shareholder reporting fees:
       Fund Shares                                                                     33
       Adviser Shares                                                                   1
   Trustees' fees                                                                      35
   Registration fees:
       Fund Shares                                                                     32
       Adviser Shares                                                                  18
   Professional fees                                                                   93
   Other                                                                               23
                                                                                 --------
           Total expenses                                                          14,411
                                                                                 --------

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

   Expense paid indirectly:
      Fund Shares                                                                $     (1)
                                                                                 --------
             Net expenses                                                          14,410
                                                                                 --------
NET INVESTMENT LOSS                                                                (5,689)
                                                                                 --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on:
      Unaffiliated transactions                                                   368,845
      Affiliated transactions (Note 5)                                                  3
      Foreign currency transactions                                                   264
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                (199,048)
      Foreign currency translations                                                     7
                                                                                 --------
             Net realized and unrealized gain                                     170,071
                                                                                 ========
   Increase in net assets resulting from operations                              $164,382
                                                                                 ========

See accompanying notes to financial statements.

================================================================================

22  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

-----------------------------------------------------------------------------------------

                                                                       2019          2018
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss                                           $   (5,689)   $   (4,529)
   Net realized gain on investments                                 368,848       166,058
   Net realized gain (loss) on foreign currency transactions            264           (54)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                  (199,048)       56,447
      Foreign currency translations                                       7            (9)
                                                                 ------------------------
      Increase in net assets resulting from operations              164,382       217,913
                                                                 ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                     (162,096)      (93,868)
   Adviser Shares                                                   (13,848)       (9,146)
                                                                 ------------------------
      Distributions to shareholders                                (175,944)     (103,014)
                                                                 ------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 7)
   Fund Shares                                                       64,204        85,311
   Adviser Shares                                                    (7,222)       (9,718)
                                                                 ------------------------
      Total net increase in net assets
           from capital share transactions                           56,982        75,593
                                                                 ------------------------
   Capital contribution from USAA Transfer
      Agency Company                                                      -             2
                                                                 ------------------------
   Net increase in net assets                                        45,420       190,494

NET ASSETS
   Beginning of year                                              1,443,309     1,252,815
                                                                 ------------------------
   End of year                                                   $1,488,729    $1,443,309
                                                                 ========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Science & Technology Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term capital appreciation.

The Fund consists of two classes of shares: Science & Technology Fund Shares (Fund Shares) and Science & Technology Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a

================================================================================

24  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc., a global investment management firm headquartered in Cleveland, Ohio (the Transaction) on July 1, 2019. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the
Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John
C. Walters, to serve as an Independent Trustee.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Pricing and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S. listed equities and the average of the bid and asked prices is used for foreign listed equities. Actively traded equity securities listed on a domestic exchange

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

        generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized

================================================================================

26  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

        cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

28  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/ losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. Effective September 30, 2018, the commission recapture program ended. For the year ended July 31, 2019, brokerage commission recapture credits reduced the expenses of the Fund Shares by $1,000.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility, with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15%. Each fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

For the period July 1, 2019 to July 31, 2019, the Fund paid Citibank facility fees of less than $500, which represents 1.0% of the total fees paid

================================================================================

30  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

to Citibank by the funds of the Trusts. The Fund had no borrowings under this agreement during the period July 1, 2019 to July 31, 2019. Effective July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation (CAPCO) terminated. For the period from August 1, 2018 to June 30, 2019, the Fund paid CAPCO facility fees of $11,000, which represents 1.7% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the period August 1, 2018 to June 30, 2019.

(3) INTERFUND LENDING

Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the U.S. Securities and Exchange Commission (SEC) in March 2017 (the Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each fund to directly lend and borrow money to or from certain other affiliated funds relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. For the period July 1, 2019 to July 31, 2019, the Fund did not lend.

(4) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, passive foreign investment company, ordinary loss netting to reduce short term capital gains and equalization adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease distributable earnings by $2,959,000, and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

increase paid in capital by $2,959,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2019, and 2018, was as follows:


                                                 2019                    2018
                                            ------------------------------------
Ordinary income*                            $ 14,583,000            $ 34,479,000
Long-term realized capital gains             161,361,000              68,535,000
                                            ------------            ------------
     Total distributions paid               $175,944,000            $103,014,000
                                            ============            ============

As of July 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $  5,194,000
Undistributed long-term capital gains                                312,305,000
Unrealized appreciation of investments                               244,364,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend and passive foreign investment company adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At July 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                        NET
                                                 GROSS              GROSS            UNREALIZED
                                               UNREALIZED         UNREALIZED        APPRECIATION/
  FUND                       TAX COST         APPRECIATION       DEPRECIATION      (DEPRECIATION)
-------------------------------------------------------------------------------------------------
USAA Science &
  Technology Fund         $1,247,817,000      $275,716,000       $(31,352,000)      $244,364,000

================================================================================

32  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

(5) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2019, were $1,497,860,000 and $1,654,495,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended July 31, 2019 were as follows:

                                                                   NET REALIZED
PURCHASES                         SALES                             GAIN (LOSS)
--------------------------------------------------------------------------------
$1,022,000                      $753,000                              $3,000

(6) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At July 31, 2019, the Fund had no securities on loan.

(7) CAPITAL SHARE TRANSACTIONS

At July 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                   YEAR ENDED                      YEAR ENDED
                                  JULY 31, 2019                   JULY 31, 2018
-------------------------------------------------------------------------------------
                              SHARES          AMOUNT          SHARES          AMOUNT
                              -------------------------------------------------------
FUND SHARES:
Shares sold                    4,641        $ 123,560          7,012        $ 196,505
Shares issued from
  reinvested dividends         6,997          159,454          3,464           91,940
Shares redeemed               (8,391)        (218,810)        (7,270)        (203,134)
                              -------------------------------------------------------
Net increase from capital
  share transactions           3,247        $  64,204          3,206        $  85,311
                              =======================================================
ADVISER SHARES:
Shares sold                      425        $  10,908            537        $  14,724
Shares issued from
  reinvested dividends           609           13,485            344            8,928
Shares redeemed               (1,272)         (31,615)        (1,220)         (33,370)
                              -------------------------------------------------------
Net decrease from capital
  share transactions            (238)       $  (7,222)          (339)       $  (9,718)
                              =======================================================

(8) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without

================================================================================

34  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Science & Technology Funds Index. The Lipper Science & Technology Funds Index tracks the total return performance of funds within the Lipper Science & Technology Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                     ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                  (IN BASIS POINTS)(1)
    ----------------------------------------------------------------------------
    +/- 100 to 400                                        +/- 4
    +/- 401 to 700                                        +/- 5
    +/- 701 and greater                                   +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Science & Technology Funds Index over that period, even if the class had overall negative returns during the performance period.

Under the investment advisory agreement with the Manager that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

For the period from August 1, 2018 to June 30, 2019, the Fund incurred management fees, paid or payable to AMCO, of $8,974,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $(430,000) and $(45,000), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.03)% and (0.04)%, respectively. For the period July 1, 2019 to July 31, 2019, the Fund incurred management fees, paid or payable to Victory Capital of $956,000, which included no performance adjustments.

SUBADVISORY ARRANGEMENT(s) - Effective July 1, 2019, Victory Capital entered into a Subadvisory Agreement with Wellington Management Company LLP (Wellington Management). Under which Wellington Management directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). This arrangement provides for monthly fees that are paid by the Manager. The Manager (not the Fund) pays the subadviser fees. For the period July 1, 2019 to July 31, 2019, Victory Capital incurred subadvisory fees with respect to the Fund, paid or payable to the applicable subadvisers of $83,000.

Prior to July 1, 2019, AMCO had entered into an Investment Subadvisory Agreement with Wellington Management, under which Wellington

================================================================================

36  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

Management, directed the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). This arrangement provides monthly fees that are paid by AMCO.

AMCO (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.45% of the Fund's average daily net assets for the first $100 million in assets that Wellington Management manages, plus 0.35% of the Fund's average daily net assets for assets over $100 million that Wellington Management manages. For the period from August 1, 2018 to June 30, 2019, AMCO incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management, of $4,502,000.

ADMINISTRATION AND SERVICING FEES - Effective July 1, 2019, Victory Capital is obligated on a continuous basis to provide administrative services to the Fund. The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. For the period from August 1, 2018 to June 30, 2019, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to AMCO, of $1,748,000 and $142,000, respectively. For the period July 1, 2019 to July 31, 2019, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to Victory Capital of $178,000, $13,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

Effective July 1, 2019, these services are covered under a Compliance Services Agreement between the Trust and Victory Capital. For the period from August 1, 2018 to June 30, 2019, the Fund reimbursed AMCO $5,000 for these compliance and legal services. For the period July 1, 2019 to July 31, 2019, the Fund's portion of fees paid to Victory Capital under the Compliance Service Agreement was $1,000. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

EXPENSE LIMITATION - Effective July 1, 2019, the Manager has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.06% of the Fund Shares and 1.34% of the Adviser Shares through at least June 30, 2021. The Manager is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This waiver agreement may only be terminated by the Fund's Board of Trustees. Prior to July 1, 2019, AMCO agreed to limit the total annual operating expenses of the Adviser Shares to 1.35% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. For the period from August 1, 2018 to June 30, 2019, the fund did not incur any reimbursable expenses from AMCO. For the period July 1, 2019 to July 31, 2019, the Fund did not incur any reimbursable expenses.

TRANSFER AGENT'S FEES - Victory Capital Transfer Agency, Inc. (VCTA), (formerly, USAA Shareholder Account Services (SAS)) provides transfer agency services to the Fund. VCTA, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended July 31, 2019, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to VCTA, of $1,461,000 and $131,000, respectively.

DISTRIBUTION AND SERVICE (12b-1) FEES - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the Manager for exclusive distribution of the Fund's shares on a continuing best effort basis. Prior to July 1, 2019, the Fund adopted a plan pursuant to

================================================================================

38  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. Prior to July 1, 2019, IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the period from August 1, 2018 to June 30, 2019, the Adviser Shares incurred distribution and service (12b-1) fees, of $237,000. For the period July 1, 2019 to July 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees, of $22,000.

UNDERWRITING SERVICES - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best effort basis. This agreement provides that VCA receive no fee or other compensation for such distribution services, but may receive 12b-1 fees with respect to Adviser Shares. Prior to July 1, 2019, IMCO provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(9) TRANSACTIONS WITH AFFILIATES

Effective July 1, 2019, Victory Capital replaced AMCO as the Fund's investment adviser and began managing the Fund. Prior to July 1, 2019, AMCO was indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager has determined there is no significant impact on the Fund's financial statements and various filings.

(11) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

40  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED JULY 31,
                               ------------------------------------------------------------------------------
                                     2019             2018             2017             2016             2015
                               ------------------------------------------------------------------------------
Net asset value at
  beginning of period          $    29.19       $    26.89       $    22.03         $  23.07         $  20.96
                               ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)                     .01              .00(a)           .05             (.01)             .27
  Net realized and
    unrealized gain                  2.83             4.50             5.68              .37             4.35
                               ------------------------------------------------------------------------------
Total from investment
  operations                         2.84             4.50             5.73              .36             4.62
                               ------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 -                -                -                -             (.31)
  Realized capital gains            (3.64)           (2.20)            (.87)           (1.40)           (2.20)
                               ------------------------------------------------------------------------------
Total distributions                 (3.64)           (2.20)            (.87)           (1.40)           (2.51)
                               ------------------------------------------------------------------------------
Net asset value at end
  of period                    $    28.39       $    29.19       $    26.89         $  22.03         $  23.07
                               ==============================================================================
Total return (%)*                   12.79            17.55            27.05             1.74            23.45
Net assets at end
  of period (000)              $1,383,956       $1,328,080       $1,137,256         $901,629         $853,755
Ratios to average daily
  net assets:**
  Expenses (%)(b),(c)                1.02(d)          1.04             1.14             1.17             1.18
  Expenses, excluding
    reimbursements (%)(b),(c)        1.02             1.04             1.14             1.17             1.18
  Net investment
    income(loss) (%)                 (.39)            (.31)            (.28)            (.24)             .52
Portfolio turnover (%)                109(e)            56               75               83               73

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $1,284,148,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(d) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Fund Shares to 1.06% of the Fund Shares' average daily net assets.
(e) Reflects increased trading activity due to current year transition or asset allocation shift.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  41

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED JULY 31,
                                 ----------------------------------------------------------------------------
                                     2019             2018             2017             2016             2015
                                 ----------------------------------------------------------------------------
Net asset value at
  beginning of period            $  28.49         $  26.36         $  21.67         $  22.77         $  20.78
                                 ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income (loss)       (.07)            (.08)            (.02)            (.07)             .13(a)
  Net realized and
    unrealized gain                  2.75             4.41             5.58              .37             4.39(a)
                                 ----------------------------------------------------------------------------
Total from investment
  operations                         2.68             4.33             5.56              .30             4.52(a)
                                 ----------------------------------------------------------------------------
Less distributions from:
  Net investment income                 -                -                -                -             (.33)
  Realized capital gains            (3.64)           (2.20)            (.87)           (1.40)           (2.20)
                                 ----------------------------------------------------------------------------
Total distributions                 (3.64)           (2.20)            (.87)           (1.40)           (2.53)
                                 ----------------------------------------------------------------------------
Net asset value at end
  of period                      $  27.53         $  28.49         $  26.36         $  21.67         $  22.77
                                 ============================================================================
Total return (%)*                   12.52            17.24            26.71             1.48            23.18
Net assets at end of
  period (000)                   $104,773         $115,229         $115,559         $122,430         $122,019
Ratios to average daily
  net assets:**
  Expenses (%)(b),(c)                1.29(d),(h)      1.31(e)          1.41(f)          1.42             1.42
  Expenses, excluding
    reimbursements (%)(b),(c)        1.29             1.31             1.42             1.42             1.42
  Net investment
    income (loss) (%)                (.65)            (.57)            (.55)            (.50)             .59
Portfolio turnover (%)                109(g)            56               75               83               73

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $103,414,000.
(a) Calculated using average shares.
(b) Does not include acquired fund fees, if any.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares'expenses paid indirectly decreased the expense ratio by less than 0.01%.
(d) Prior to December 1, 2018, AMCO voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.35% of the Adviser Shares' average daily net assets.
(e) Prior to December 1, 2017, AMCO voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.35% of the Adviser Shares' average daily net assets.
(f) Prior to December 1, 2016, AMCO voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.40% of the Adviser Shares' average daily net assets.
(g) Reflects increased trading activity due to current year transition or asset allocation shift.
(h) Effective July 1, 2019, the Manager has voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.34% of the Adviser Shares' average daily net assets.

================================================================================

42  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2019, through July 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING               ENDING              DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE         FEBRUARY 1, 2019 -
                                        FEBRUARY 1, 2019        JULY 31, 2019           JULY 31, 2019
                                        ----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $1,159.70                  $5.41

Hypothetical
  (5% return before expenses)               1,000.00               1,019.79                   5.06

ADVISER SHARES
Actual                                      1,000.00               1,158.70                   6.90

Hypothetical
  (5% return before expenses)               1,000.00               1,018.40                   6.46

*Expenses are equal to the annualized expense ratio of 1.01% for Fund Shares and 1.29% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 15.97% for Fund Shares and 15.87% for Adviser Shares for the six-month period of February 1, 2019, through July 31, 2019.

================================================================================

44  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in

================================================================================

46  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

        least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

48  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

        enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services

================================================================================

50  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored

================================================================================

52  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory

================================================================================

54  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

================================================================================

56  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND AMCO)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the
(i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019.

At an in-person meeting of the Board of Trustees (the "Board") held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Advisory Agreement between the Trust and AMCO and the Subadvisory Agreement between AMCO and Wellington Management Company LLP (the Subadviser) with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and AMCO and the Subadviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding AMCO's revenues and costs of providing services to the Fund and compensation paid to affiliates of

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Eff ective July 1, 2019, upon the closing of the transaction whereby AMCO acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and AMCO and the Sub-advisory Agreement with the Subadviser terminated and the new investment advisory agreement between the Trust and Victory Capital went into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are discussed above. Effective June 30, 2019, the Subadviser no longer manages any portion of the Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

AMCO; and (iii) information about AMCO's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of AMCO and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by AMCO and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and AMCO's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to AMCO and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

================================================================================

58  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by AMCO under the Advisory Agreement, the Board reviewed information provided by AMCO relating to its operations and personnel. The Board also took into account its knowledge of AMCO's management and the quality of the performance of AMCO's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to AMCO and the services provided to the Fund by AMCO under the Advisory Agreement, as well as other services provided by AMCO and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, AMCO and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board also considered the significant risks assumed by AMCO in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the level and depth of experience of AMCO, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board considered AMCO's process for monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including AMCO's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. AMCO's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered AMCO's risk management processes. The Board considered AMCO's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of AMCO and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by AMCO and its affiliates, including AMCO's oversight of the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of AMCO's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/ objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by AMCO and its affiliates, including the high quality of services provided by AMCO. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by AMCO. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by AMCO after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average

================================================================================

60  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one- and three-year periods ended December 31, 2018, and was above the average of its performance universe and its Lipper index for the five- and ten-year periods ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one- and three-year periods ended December 31, 2018, and was in the top 50% of its performance universe for the five- and ten-year periods ended December 31, 2018.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for AMCO's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that AMCO pays the subadvisory fees. The Trustees reviewed the profitability of AMCO's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to AMCO, the Board also considered the fact that AMCO and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to AMCO from its relationship with the Trust, including that AMCO may derive reputational and other benefits from its association with the Fund. The Trustees recognized that AMCO should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that AMCO also pays the subadvisory fee out of the management fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with AMCO, among others: (i) AMCO has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) AMCO maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO; and (v) AMCO's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by AMCO and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not

================================================================================

62  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of the Subadviser include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by AMCO. The Trustees also relied on the ability of AMCO to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

clients, as applicable. The Board considered that the Fund pays a management fee to AMCO and that, in turn, AMCO pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2018, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted AMCO's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of AMCO's focus on the Subadviser's performance and the explanations of management regarding the factors that contributed to the performance of the Fund. The Board also noted the Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

64  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the "Board") of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information ("SAI").

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Director of USAA Investment Management Company (IMCO) (09/09-present); Chairman of Board of IMCO (4/13-present); President and Director of USAA Shareholder Account Services
(SAS) (10/09-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director and Vice Chairman of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Chairman of Board of ICORP (12/31-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); Chairman of Board of FAI (3/15-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

66  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as

================================================================================

68  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

70  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

    (1) Indicates the Trustee was an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (+) Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-06/30/19); Assistant Treasurer,

================================================================================

72  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Director, Accounting and Finance, Victory Capital Management Inc.
(7/1/19-present); Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-06/30/19).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers, Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency, Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     111 West Houston St., Suite 1901
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Victory Capital Management Inc.'s proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

================================================================================

        9800 Fredericksburg Road                                  --------------
        San Antonio, TX 78288                                       PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
    >>  Secure
    >>  Saves Time
    >>  Good for the Environment

Sign up today for online document delivery at usaa.com/UDO

                                                         [LOGO OF RECYCLE PAPER]
                                                                   10%
================================================================================
31712-0919


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                   July 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Value Fund

         FUND               INSTITUTIONAL                ADVISER
        SHARES                 SHARES                     SHARES
        UVALX                  UIVAX                      UAVAX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

"... NOW MAY BE AN OPPORTUNE TIME FOR
INVESTORS TO ENSURE THAT THEIR PORTFOLIOS ARE WELL [PHOTO OF BROOKS ENGLEHARDT] DIVERSIFIED AND THAT THEIR OVERALL ALLOCATION IS
APPROPRIATE FOR THEIR PARTICULAR RISK APPETITE."

--------------------------------------------------------------------------------

SEPTEMBER 2019

Although the bull market in equities has continued running, it was not without a few missteps. Trade turmoil, questions surrounding global economic growth, changing monetary policy, and geopolitical disputes have all led to increased volatility. But through it all, domestic stocks, as measured by the S&P 500(R) Index, still managed an annual return of approximately 8% for the 12-month period ended July 31, 2019.

Given the sometimes dire news flow and ample cross-currents, it's no surprise that volatility returned to the market. On one hand, the U.S. economy continues to look good. The unprecedented streak of job creation has continued uninterrupted, and unemployment is bouncing along historic lows at 3.7%. The consumer remains resilient and inflation is tepid. On the flip side, however, U.S. trade policy seems to be evolving, with new tariffs threatened and implemented. The markets generally dislike this type of trade turmoil and uncertainty, and the ongoing tensions between the United States and China (and other trading partners) threaten to upend global supply chains and hinder economic growth.

It's not just the stock market that has been dealing with volatility. The bond market also has experienced volatility, due largely to the U.S. Federal Reserve's (the "Fed") famous "pivot" in late 2018. Against the backdrop of rapidly falling equities in the fourth quarter of 2018, the Fed signaled that its next policy move would be to lower--not increase--short-term interest rates. This immediately altered the yield environment.

Meanwhile, the U.S. Treasury yield curve continued to flatten and, in fact, inverted--whereby shorter-term yields became higher than longer-term

================================================================================

================================================================================

yields. Such a yield-curve inversion is a worrying sign as it sometimes, but not always, portends to a recession.

Although we are not predicting a recession, we must acknowledge that risks have increased for an economic slowdown. Given that the current run in stocks is more than a decade old, it's important for investors to keep perspective that the bull market cannot continue forever. Therefore, now may be an opportune time for investors to ensure that their portfolios are well diversified and that their overall allocation is appropriate for their particular risk appetite.

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc., ("Victory Holdings"), a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). In connection with the Transaction, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019, and Victory Capital became the investment adviser to each USAA Mutual Fund. On the following pages, you will find information relating to your USAA Investments, which is now a Victory Capital Investment Franchise. If you have any questions about your investments, we encourage you to engage your financial advisor or else contact us directly at 800-235-8396 or visit usaa.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we value the opportunity to help you meet your investment goals.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY ON THE FUND                                               1

INVESTMENT OVERVIEW                                                            4

SHAREHOLDER VOTING RESULTS                                                     7

FINANCIAL INFORMATION

   Distributions to Shareholders                                               8

   Report of Independent Registered
     Public Accounting Firm                                                    9

   Portfolio of Investments                                                   10

   Notes to Portfolio of Investments                                          18

   Financial Statements                                                       20

   Notes to Financial Statements                                              24

   Financial Highlights                                                       42

EXPENSE EXAMPLE                                                               45

ADVISORY AGREEMENT(S)                                                         47

TRUSTEES' AND OFFICERS' INFORMATION                                           67

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY VICTORY CAPITAL MANAGEMENT INC. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

RS Investments Value                           VictoryShares and Solutions

    DANIEL LANG*                                    MANNIK S. DHILLON, CFA, CAIA
    TYLER DAN II, CFA                               WASIF A. LATIF
    ROBERT HARRIS
    JOSEPH MAINELLI

--------------------------------------------------------------------------------

o PLEASE REVIEW MARKET CONDITIONS OVER THE 12-MONTH REPORTING PERIOD ENDED JULY 31, 2019.

    The U.S. stock market generated solid gains for the reporting period overall. Growth stocks significantly outperformed value stocks, while large-cap stocks outpaced small-cap stocks.

    When the period began in August 2018, U.S. stock prices increased on positive sentiment about the strength of the U.S. economy. A healthy job market, characterized by rising wage growth and unemployment at multi-year lows, supported consumer confidence, fueling increased discretionary spending. Meanwhile, U.S. companies benefited from ongoing earnings growth.

    Conditions changed early in the fourth quarter of 2018, as investors grew pessimistic about the global economic outlook and concerned about the U.S. Federal Reserve's (the "Fed") plan to continue raising short- term interest rates. Other worries included the trade dispute between the United States and China, uncertainty related to the United Kingdom's exit from the European Union, the stronger U.S. dollar, and the possibility of a U.S. government shutdown. Market volatility surged, and stocks broadly sold off though cyclically sensitive, value-oriented stocks held up better than growth-oriented stocks. Investors' concerns persisted into

    *Effective August 31, 2019, Mr. Lang is no longer a portfolio manager with RS Investments Value.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    December 2018, which also was notable for the beginning of a U.S. government shutdown that lasted 35 days. Although Fed officials raised short-term interest rates at the December policy meeting, their tone turned more dovish.

    After reaching lows in late December, U.S. stocks rallied during the first quarter of 2019, recovering almost fully from the selloff they experienced in late 2018. The rally was led by large-cap stocks and growth-oriented stocks, which benefited from better-than-expected U.S. economic data and signs the Fed might not raise interest rates during 2019. Fed officials left short-term interest rates unchanged at both their January and March 2019 policy meetings. Higher crude oil prices and progress in U.S.-China trade talks also bolstered stocks.

    U.S. stocks recorded positive returns during the second quarter of 2019 and through the end of the reporting period. Optimism about U.S.-China trade discussions and better-than-expected corporate earnings buoyed stock prices in April 2019. In May 2019, however, market volatility increased as U.S.-China trade tensions escalated, and stocks retreated amid fears of a global economic slowdown. In June 2019, Fed policymakers remained on hold but said an interest rate cut was possible if the U.S. economic outlook deteriorated, reigniting the U.S. stock market's rise. The gains continued into July 2019, as investors anticipated a Fed interest rate cut. On July 31, 2019, the Fed cut short-term interest rates and said it would end its balance sheet reduction earlier than expected on August 1, 2019. (Since October 2017, the Fed has been trimming its balance sheet by gradually decreasing the reinvestment of maturing holdings of U.S. Treasury and government-sponsored mortgage-backed securities.)

o   HOW DID THE USAA VALUE FUND (THE "FUND") PERFORM DURING THE REPORTING
    PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period end July 31, 2019, the Fund

    Refer to page 4 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA VALUE FUND

================================================================================

    Shares, Institutional Shares, and Adviser Shares had a total return of -0.11%, -0.02%, and -0.44%, respectively. This compares to returns of 4.23% for the Russell 3000(R) Value Index (the "Index") and 0.75% for the Lipper Multi-Cap Value Funds Index.

    Victory Capital Management Inc. (the "Manager" or "Victory Capital") is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE THE PRINCIPAL FACTORS IN THE FUND'S PERFORMANCE RELATIVE TO THE
    INDEX?

    The Fund earned a negative return and underperformed the Index during the reporting period. Relative to the Index, the Fund was hurt primarily by security selection, though sector allocations also dampened performance. Selection in the industrials and financials sectors detracted most from the Fund's relative returns. An overweight in industrials was a slight drag on performance. Underweight positions in consumer staples and utilities detracted further from results, as these less cyclically sensitive sectors performed well during periods of market volatility. Selection in both sectors also diminished relative returns.

    On the positive side, the Fund benefited from security selection in the consumer discretionary and materials sectors. An overweight position in materials further bolstered relative performance. Finally, the Fund's overweight in the information technology sector and its underweight in the financials sector added to relative returns.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

                 o  AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/19 o

--------------------------------------------------------------------------------------------------------
                                                                                SINCE          INCEPTION
                                          1 YEAR      5 YEAR      10 YEAR     INCEPTION*         DATE
--------------------------------------------------------------------------------------------------------
Fund Shares                               -0.11%       6.35%       11.14%           -                 -
Institutional Shares                      -0.02%       6.46%       11.30%
Adviser Shares                            -0.44%       6.05%           -        10.01%          8/01/10
Russell 3000 Value Index**
  (reflects no deduction for
  fees, expenses, or taxes)                4.23%       7.92%       12.31%           -                 -
Lipper Multi-Cap Value
  Funds Index*** (reflects
  no deduction for taxes)                  0.75%       6.28%       10.83%           -                 -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the unmanaged Russell 1000(R) Value or the unmanaged Russell 2000(R) Value indexes.

***The unmanaged Lipper Multi-Cap Value Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Value Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA VALUE FUND

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                                LIPPER MULTI-CAP
                     RUSSELL 3000            USAA VALUE            VALUE FUNDS
                     VALUE INDEX             FUND SHARES              INDEX
 7/31/2009            $10,000.00             $10,000.00            $10,000.00
 8/31/2009             10,519.14              10,436.00             10,431.56
 9/30/2009             10,935.14              10,716.00             10,851.12
10/31/2009             10,568.87              10,474.00             10,579.43
11/30/2009             11,144.29              11,133.00             11,049.71
12/31/2009             11,390.99              11,455.00             11,335.65
 1/31/2010             11,069.54              11,220.00             11,024.47
 2/28/2010             11,432.25              11,631.00             11,382.10
 3/31/2010             12,193.54              12,327.00             12,036.45
 4/30/2010             12,554.29              12,592.00             12,324.59
 5/31/2010             11,519.86              11,573.00             11,297.73
 6/30/2010             10,841.25              10,779.00             10,598.64
 7/31/2010             11,578.34              11,582.00             11,325.18
 8/31/2010             11,053.38              10,877.00             10,779.72
 9/30/2010             11,936.06              11,974.00             11,714.70
10/31/2010             12,302.42              12,278.00             12,111.95
11/30/2010             12,267.30              12,347.00             12,058.47
12/31/2010             13,239.41              13,300.00             12,983.91
 1/31/2011             13,514.94              13,715.00             13,273.45
 2/28/2011             14,028.59              14,151.00             13,751.18
 3/31/2011             14,095.69              14,260.00             13,886.94
 4/30/2011             14,458.83              14,665.00             14,256.50
 5/31/2011             14,297.28              14,517.00             14,052.20
 6/30/2011             13,999.21              14,279.00             13,754.50
 7/31/2011             13,535.02              13,597.00             13,269.82
 8/31/2011             12,661.61              12,666.00             12,236.84
 9/30/2011             11,670.78              11,598.00             11,071.40
10/31/2011             13,033.60              13,042.00             12,455.48
11/30/2011             12,969.32              13,062.00             12,373.84
12/31/2011             13,226.05              13,244.00             12,449.44
 1/31/2012             13,756.13              13,815.00             13,157.97
 2/29/2012             14,276.88              14,426.00             13,774.26
 3/31/2012             14,701.65              14,877.00             14,091.31
 4/30/2012             14,546.76              14,606.00             13,917.31
 5/31/2012             13,690.92              13,624.00             12,916.53
 6/30/2012             14,368.90              14,145.00             13,429.99
 7/31/2012             14,495.21              14,245.00             13,485.24
 8/31/2012             14,819.84              14,586.00             13,891.40
 9/30/2012             15,294.63              14,937.00             14,270.48
10/31/2012             15,210.68              14,867.00             14,218.17
11/30/2012             15,208.32              14,927.00             14,276.43
12/31/2012             15,546.94              15,164.00             14,594.97
 1/31/2013             16,551.01              15,978.00             15,532.33
 2/28/2013             16,784.87              16,181.00             15,728.68
 3/31/2013             17,452.42              16,873.00             16,393.47
 4/30/2013             17,694.59              17,168.00             16,599.79
 5/31/2013             18,154.31              17,809.00             17,151.55
 6/30/2013             18,000.88              17,687.00             16,931.72
 7/31/2013             18,987.28              18,683.00             17,874.81
 8/31/2013             18,257.58              18,114.00             17,331.05
 9/30/2013             18,761.79              18,795.00             17,920.31
10/31/2013             19,566.35              19,487.00             18,697.76
11/30/2013             20,129.56              20,189.00             19,221.11
12/31/2013             20,628.81              20,601.00             19,671.74
 1/31/2014             19,890.96              19,807.00             18,993.08
 2/28/2014             20,755.12              20,706.00             19,820.71
 3/31/2014             21,231.52              21,055.00             20,156.18
 4/30/2014             21,373.46              20,897.00             20,207.02
 5/31/2014             21,672.72              21,214.00             20,579.21
 6/30/2014             22,269.29              21,722.00             21,116.88
 7/31/2014             21,811.60              21,151.00             20,628.03
 8/31/2014             22,624.66              21,891.00             21,388.88
 9/30/2014             22,075.33              21,309.00             20,730.67
10/31/2014             22,649.68              21,849.00             21,097.22
11/30/2014             23,068.88              22,272.00             21,522.43
12/31/2014             23,247.81              22,332.00             21,617.07
 1/31/2015             22,315.44              21,500.00             20,908.01
 2/28/2015             23,391.87              22,853.00             22,065.54
 3/31/2015             23,128.67              22,631.00             21,887.25
 4/30/2015             23,288.30              22,808.00             22,048.45
 5/31/2015             23,561.41              23,163.00             22,315.27
 6/30/2015             23,129.36              22,831.00             21,884.22
 7/31/2015             23,169.77              22,731.00             21,908.32
 8/31/2015             21,809.11              21,544.00             20,688.10
 9/30/2015             21,142.93              20,746.00             19,890.56
10/31/2015             22,705.15              22,210.00             21,317.86
11/30/2015             22,836.13              22,265.00             21,348.03
12/31/2015             22,287.60              21,553.00             20,637.77
 1/31/2016             21,109.00              20,243.00             19,294.34
 2/29/2016             21,115.11              20,161.00             19,391.68
 3/31/2016             22,653.86              21,413.00             20,860.80
 4/30/2016             23,129.99              21,927.00             21,355.18
 5/31/2016             23,494.33              22,150.00             21,575.82
 6/30/2016             23,688.48              21,892.00             21,434.12
 7/31/2016             24,419.40              22,699.00             22,196.22
 8/31/2016             24,638.90              22,956.00             22,374.30
 9/30/2016             24,606.11              22,840.00             22,322.21
10/31/2016             24,192.61              22,582.00             22,041.34
11/30/2016             25,712.07              24,325.00             23,495.73
12/31/2016             26,388.42              24,647.00             24,009.41
 1/31/2017             26,545.70              24,951.00             24,285.71
 2/28/2017             27,453.73              25,634.00             24,979.04
 3/31/2017             27,177.78              25,646.00             24,789.42
 4/30/2017             27,139.15              25,670.00             24,870.04
 5/31/2017             27,047.73              25,536.00             24,767.73
 6/30/2017             27,527.85              26,146.00             25,080.69
 7/31/2017             27,879.44              26,268.00             25,505.59
 8/31/2017             27,528.06              25,963.00             25,188.02
 9/30/2017             28,426.65              27,023.00             25,969.72
10/31/2017             28,620.18              27,499.00             26,143.33
11/30/2017             29,492.79              28,096.00             26,938.03
12/31/2017             29,869.79              28,381.00             27,384.66
 1/31/2018             30,966.39              29,638.00             28,435.72
 2/28/2018             29,482.68              28,041.00             27,084.52
 3/31/2018             29,027.61              27,137.00             26,598.03
 4/30/2018             29,153.78              27,150.00             26,677.60
 5/31/2018             29,441.83              27,556.00             26,847.13
 6/30/2018             29,523.98              27,740.00             26,872.69
 7/31/2018             30,642.95              28,813.00             27,769.53
 8/31/2018             31,116.67              29,258.00             28,028.08
 9/30/2018             31,115.37              29,324.00             27,911.31
10/31/2018             29,417.18              26,849.00             26,037.91
11/30/2018             30,266.78              27,530.00             26,586.75
12/31/2018             27,307.94              24,744.00             23,919.04
 1/31/2019             29,492.59              27,143.00             26,093.03
 2/28/2019             30,449.31              28,007.00             26,793.27
 3/31/2019             30,566.96              27,828.00             26,819.47
 4/30/2019             31,656.20              29,079.00             27,877.11
 5/31/2019             29,583.05              26,860.00             25,886.94
 6/30/2019             31,690.54              28,767.00             27,690.91
 7/31/2019             31,938.87              28,782.00             27,977.65

                                   [END CHART]

                          Data from 7/31/09 to 7/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Value Fund Shares to the benchmarks listed above (see page 4 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Value Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/19 o
                                (% of Net Assets)

Citigroup, Inc. .........................................................   2.7%
Facebook, Inc. "A" ......................................................   2.6%
Alphabet, Inc. "A" ......................................................   2.3%
J.P. Morgan Chase & Co. .................................................   1.7%
Aflac, Inc. .............................................................   1.7%
Visa, Inc. "A" ..........................................................   1.6%
Mondelez International, Inc. "A" ........................................   1.6%
Chevron Corp. ...........................................................   1.6%
Cboe Global Markets, Inc. ...............................................   1.6%
Brown & Brown, Inc. .....................................................   1.6%

                        o SECTOR ALLOCATION* - 7/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIAL                                                                  31.7%
CONSUMER, NON-CYCLICAL                                                     18.3%
COMMUNICATIONS                                                             10.2%
ENERGY                                                                      9.7%
CONSUMER, CYCLICAL                                                          8.6%
INDUSTRIAL                                                                  6.8%
UTILITIES                                                                   5.7%
TECHNOLOGY                                                                  4.5%
BASIC MATERIALS                                                             2.1%

                                   [END CHART]

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

6  | USAA VALUE FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust ("Trust"). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"), an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby USAA Asset Management Company ("AMCO") was acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital.

                             NUMBER OF SHARES VOTING
------------------------------------------------------------------------------
         FOR                        AGAINST                   ABSTAIN
------------------------------------------------------------------------------
     43,062,175                    2,655,495                 2,139,345

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested person" as defined in the Investment Company Act of 1940, as amended (1940 Act) ("Interested Trustee"); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                           NUMBER OF SHARES VOTING
------------------------------------------------------------------------------
TRUSTEES                              FOR                      VOTES WITHHELD
------------------------------------------------------------------------------
David C. Brown                   8,299,565,565                  820,887,736
John C. Walters                  8,317,935,885                  802,517,416

================================================================================

                                                 SHAREHOLDER VOTING RESULTS |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2019:

 DIVIDEND RECEIVED              LONG-TERM
DEDUCTION (CORPORATE           CAPITAL GAIN         QUALIFIED INTEREST
  SHAREHOLDERS)(1)            DISTRIBUTIONS(2)           INCOME
----------------------------------------------------------------------
        100%                   $167,276,000               $203,000
----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

8  | USAA VALUE FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA VALUE FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Value Fund (the "Fund") (one of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the USAA Mutual Funds Trust) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 20, 2019

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2019

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.1%)

              COMMON STOCKS (97.6%)

              BASIC MATERIALS (2.1%)
              ---------------------
              CHEMICALS (1.1%)
     83,900   Dow, Inc.(a)                                                                              $    4,064
    195,300   Huntsman Corp.                                                                                 4,013
     62,800   LyondellBasell Industries N.V. "A"                                                             5,256
                                                                                                        ----------
                                                                                                            13,333
                                                                                                        ----------
              MINING (1.0%)
  1,004,741   Freeport-McMoRan, Inc.                                                                        11,113
                                                                                                        ----------
              Total Basic Materials                                                                         24,446
                                                                                                        ----------
              COMMUNICATIONS (10.2%)
              ---------------------
              ADVERTISING (0.3%)
     44,300   Omnicom Group, Inc.                                                                            3,554
                                                                                                        ----------
              INTERNET (6.8%)
     21,839   Alphabet, Inc. "A"(a)                                                                         26,604
      6,830   Booking Holdings, Inc.(a)                                                                     12,885
     44,000   Expedia Group, Inc.                                                                            5,841
    158,700   Facebook, Inc. "A"(a)                                                                         30,824
     88,100   TripAdvisor, Inc.(a)                                                                           3,890
                                                                                                        ----------
                                                                                                            80,044
                                                                                                        ----------
              MEDIA (2.4%)
     65,429   AMC Networks, Inc. "A"(a)                                                                      3,493
    216,000   Comcast Corp. "A"                                                                              9,325
    113,700   Discovery, Inc. "A"(a)                                                                         3,446
     94,500   DISH Network Corp. "A"(a)                                                                      3,200
     56,900   Walt Disney Co.                                                                                8,137
                                                                                                        ----------
                                                                                                            27,601
                                                                                                        ----------
              TELECOMMUNICATIONS (0.7%)
     45,100   AT&T, Inc.                                                                                     1,535
    348,300   CenturyLink, Inc.                                                                              4,211
     46,800   Cisco Systems, Inc.                                                                            2,593
                                                                                                        ----------
                                                                                                             8,339
                                                                                                        ----------
              Total Communications                                                                         119,538
                                                                                                        ----------

================================================================================

10  | USAA VALUE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              CONSUMER, CYCLICAL (8.6%)
              ------------------------
              AIRLINES (1.9%)
    260,968   Air Canada(a)                                                                             $    8,925
     30,800   Alaska Air Group, Inc.                                                                         1,952
     60,700   Delta Air Lines, Inc.                                                                          3,705
     87,700   Southwest Airlines Co.                                                                         4,519
     32,500   United Airlines Holdings, Inc.(a)                                                              2,987
                                                                                                        ----------
                                                                                                            22,088
                                                                                                        ----------
              AUTO MANUFACTURERS (0.3%)
    343,400   Ford Motor Co.                                                                                 3,273
                                                                                                        ----------
              DISTRIBUTION/WHOLESALE (1.0%)
    433,624   LKQ Corp.(a)                                                                                  11,677
                                                                                                        ----------
              FOOD SERVICE (1.5%)
    488,191   Aramark                                                                                       17,668
                                                                                                        ----------
              HOME BUILDERS (0.5%)
    101,100   PulteGroup, Inc.                                                                               3,186
     70,200   Toll Brothers, Inc.                                                                            2,525
                                                                                                        ----------
                                                                                                             5,711
                                                                                                        ----------
              LEISURE TIME (0.4%)
     45,600   Carnival Corp.                                                                                 2,153
     87,700   Harley-Davidson, Inc.                                                                          3,138
                                                                                                        ----------
                                                                                                             5,291
                                                                                                        ----------
              LODGING (0.2%)
     35,100   Las Vegas Sands Corp.                                                                          2,121
                                                                                                        ----------
              RETAIL (2.8%)
     30,300   Best Buy Co., Inc.                                                                             2,319
     79,000   Dick's Sporting Goods, Inc.                                                                    2,936
     68,700   Foot Locker, Inc.                                                                              2,821
     20,500   Home Depot, Inc.                                                                               4,381
     28,500   Lowe's Companies, Inc.                                                                         2,890
     65,300   Nu Skin Enterprises, Inc. "A"                                                                  2,611
    139,500   Walgreens Boots Alliance, Inc.                                                                 7,601
     69,000   Walmart, Inc.                                                                                  7,616
                                                                                                        ----------
                                                                                                            33,175
                                                                                                        ----------
              Total Consumer, Cyclical                                                                     101,004
                                                                                                        ----------
              CONSUMER, NON-CYCLICAL (18.3%)
              -----------------------------
              BEVERAGES (1.1%)
     42,200   Coca-Cola Co.                                                                                  2,221
    334,292   Keurig Dr Pepper, Inc.                                                                         9,407

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
     10,100   PepsiCo, Inc.                                                                             $    1,291
                                                                                                        ----------
                                                                                                            12,919
                                                                                                        ----------
              BIOTECHNOLOGY (1.2%)
     30,200   Amgen, Inc.                                                                                    5,635
     14,600   Biogen, Inc.(a)                                                                                3,472
     82,900   Gilead Sciences, Inc.                                                                          5,431
                                                                                                        ----------
                                                                                                            14,538
                                                                                                        ----------
              COMMERCIAL SERVICES (1.8%)
     63,780   FleetCor Technologies, Inc.(a)                                                                18,125
     29,100   ManpowerGroup, Inc.                                                                            2,658
                                                                                                        ----------
                                                                                                            20,783
                                                                                                        ----------
              COSMETICS/PERSONAL CARE (0.3%)
     33,700   Colgate-Palmolive Co.                                                                          2,418
     10,500   Procter & Gamble Co.                                                                           1,239
                                                                                                        ----------
                                                                                                             3,657
                                                                                                        ----------
              FOOD (3.2%)
     61,200   Campbell Soup Co.                                                                              2,530
     24,900   JM Smucker Co.                                                                                 2,769
     50,500   Kraft Heinz Co.                                                                                1,617
    359,300   Mondelez International, Inc. "A"                                                              19,219
    113,357   Pilgrim's Pride Corp.(a)                                                                       3,067
     92,700   Sprouts Farmers Market, Inc.(a)                                                                1,569
     39,600   Sysco Corp.                                                                                    2,715
     47,700   Tyson Foods, Inc. "A"                                                                          3,792
                                                                                                        ----------
                                                                                                            37,278
                                                                                                        ----------
              HEALTHCARE PRODUCTS (1.9%)
     34,600   Abbott Laboratories                                                                            3,014
     20,800   Medtronic plc                                                                                  2,120
    122,364   Zimmer Biomet Holdings, Inc.                                                                  16,535
                                                                                                        ----------
                                                                                                            21,669
                                                                                                        ----------
              HEALTHCARE-SERVICES (2.7%)
     47,600   Humana, Inc.                                                                                  14,125
     16,600   Laboratory Corp. of America Holdings(a)                                                        2,781
     43,700   Quest Diagnostics, Inc.                                                                        4,461
     30,800   UnitedHealth Group, Inc.                                                                       7,670
     20,200   Universal Health Services, Inc. "B"                                                            3,047
                                                                                                        ----------
                                                                                                            32,084
                                                                                                        ----------
              HOUSEHOLD PRODUCTS/WARES (0.3%)
     62,300   Spectrum Brands Holdings, Inc.                                                                 3,122
                                                                                                        ----------

================================================================================

12  | USAA VALUE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              PHARMACEUTICALS (5.8%)
     62,600   AbbVie, Inc.                                                                              $    4,170
     48,900   AmerisourceBergen Corp.                                                                        4,262
    168,000   AstraZeneca plc ADR                                                                            7,293
    107,800   Cardinal Health, Inc.                                                                          4,930
     95,500   CVS Health Corp.                                                                               5,336
     27,800   Eli Lilly & Co.                                                                                3,029
     17,700   Jazz Pharmaceuticals plc(a)                                                                    2,467
     68,100   Johnson & Johnson                                                                              8,868
     38,500   McKesson Corp.                                                                                 5,349
     87,300   Merck & Co., Inc.                                                                              7,245
    390,200   Pfizer, Inc.                                                                                  15,155
                                                                                                        ----------
                                                                                                            68,104
                                                                                                        ----------
              Total Consumer, Non-cyclical                                                                 214,154
                                                                                                        ----------
              ENERGY (9.7%)
              -------------
              OIL & GAS (8.2%)
    152,873   Chevron Corp.                                                                                 18,820
     37,200   Cimarex Energy Co.                                                                             1,885
     53,200   ConocoPhillips                                                                                 3,143
     69,500   Continental Resources, Inc.(a)                                                                 2,583
    202,700   Devon Energy Corp.                                                                             5,473
     89,568   Diamondback Energy, Inc.                                                                       9,264
    737,738   EQT Corp.                                                                                     11,147
    234,700   Exxon Mobil Corp.                                                                             17,452
     66,900   HollyFrontier Corp.                                                                            3,330
     50,800   Marathon Petroleum Corp.                                                                       2,865
    219,400   Noble Energy, Inc.                                                                             4,844
     62,800   Occidental Petroleum Corp.                                                                     3,226
     89,600   PBF Energy, Inc. "A"                                                                           2,503
     45,000   Phillips 66                                                                                    4,615
     51,600   Valero Energy Corp.                                                                            4,399
                                                                                                        ----------
                                                                                                            95,549
                                                                                                        ----------
              PIPELINES (1.5%)
    595,424   Enterprise Products Partners, LP                                                              17,928
                                                                                                        ----------
              Total Energy                                                                                 113,477
                                                                                                        ----------
              FINANCIAL (31.7%)
              ----------------
              BANKS (12.7%)
    170,100   Bank of America Corp.                                                                          5,219
    126,900   Bank OZK                                                                                       3,881
    439,193   Citigroup, Inc.                                                                               31,253

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    133,600   Citizens Financial Group, Inc.                                                            $    4,978
    176,800   Fifth Third Bancorp                                                                            5,249
      8,300   First Citizens BancShares, Inc. "A"                                                            3,876
    340,000   Huntington Bancshares, Inc.                                                                    4,845
    177,882   J.P. Morgan Chase & Co.                                                                       20,634
     36,000   M&T Bank Corp.                                                                                 5,913
     88,500   PacWest Bancorp                                                                                3,419
    121,794   PNC Financial Services Group, Inc.                                                            17,404
    338,400   Regions Financial Corp.                                                                        5,391
     16,600   SVB Financial Group(a)                                                                         3,851
    259,300   U.S. Bancorp.                                                                                 14,819
    263,800   Wells Fargo & Co.                                                                             12,770
    112,500   Zions Bancorp, N.A.                                                                            5,070
                                                                                                        ----------
                                                                                                           148,572
                                                                                                        ----------
              DIVERSIFIED FINANCIAL SERVICES (7.3%)
     16,400   American Express Co.                                                                           2,040
     20,800   Ameriprise Financial, Inc.                                                                     3,027
     51,300   Capital One Financial Corp.                                                                    4,741
    168,872   Cboe Global Markets, Inc.                                                                     18,459
     35,500   Discover Financial Services                                                                    3,186
    299,164   E*TRADE Financial Corp.                                                                       14,596
    110,600   Invesco Ltd.                                                                                   2,123
     37,400   LPL Financial Holdings, Inc.                                                                   3,137
     11,600   Mastercard, Inc. "A"                                                                           3,158
     55,400   OneMain Holdings, Inc.                                                                         2,296
    206,700   Synchrony Financial                                                                            7,416
     23,300   T. Rowe Price Group, Inc.                                                                      2,642
    108,071   Visa, Inc. "A"                                                                                19,237
                                                                                                        ----------
                                                                                                            86,058
                                                                                                        ----------
              INSURANCE (6.7%)
    370,918   Aflac, Inc.                                                                                   19,525
      8,300   Berkshire Hathaway, Inc. "B"(a)                                                                1,705
    511,234   Brown & Brown, Inc.                                                                           18,369
    128,233   Cincinnati Financial Corp.                                                                    13,763
     14,300   Everest Re Group Ltd.                                                                          3,527
     38,600   Lincoln National Corp.                                                                         2,522
     67,800   MetLife, Inc.                                                                                  3,351
     41,500   Principal Financial Group, Inc.                                                                2,409
     26,900   Progressive Corp.                                                                              2,178
     63,898   RenaissanceRe Holdings Ltd.                                                                   11,575
                                                                                                        ----------
                                                                                                            78,924
                                                                                                        ----------

================================================================================

14  | USAA VALUE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              REAL ESTATE (0.6%)
     78,500   CBRE Group, Inc. "A"(a)                                                                   $    4,161
     22,600   Jones Lang LaSalle, Inc.                                                                       3,293
                                                                                                        ----------
                                                                                                             7,454
                                                                                                        ----------
              REITS (4.4%)
     18,900   Crown Castle International Corp.                                                               2,519
    404,531   Equity Commonwealth                                                                           13,584
    204,000   Host Hotels & Resorts, Inc.                                                                    3,547
    586,773   Invitation Homes, Inc.                                                                        16,119
     93,400   Macerich Co.                                                                                   3,087
     88,700   Park Hotels & Resorts, Inc.                                                                    2,342
     37,700   Prologis, Inc.                                                                                 3,039
      9,300   Public Storage                                                                                 2,258
     29,100   Simon Property Group, Inc.                                                                     4,720
                                                                                                        ----------
                                                                                                            51,215
                                                                                                        ----------
              Total Financial                                                                              372,223
                                                                                                        ----------
              INDUSTRIAL (6.8%)
              -----------------
              AEROSPACE/DEFENSE (0.2%)
     17,800   United Technologies Corp.                                                                      2,378
                                                                                                        ----------
              BUILDING MATERIALS (0.4%)
     46,000   Fortune Brands Home & Security, Inc.                                                           2,527
     65,900   Masco Corp.                                                                                    2,687
                                                                                                        ----------
                                                                                                             5,214
                                                                                                        ----------
              ELECTRONICS (0.4%)
     27,200   Honeywell International, Inc.                                                                  4,691
                                                                                                        ----------
              MACHINERY-CONSTRUCTION & MINING (0.2%)
     17,900   Caterpillar, Inc.                                                                              2,357
                                                                                                        ----------
              MACHINERY-DIVERSIFIED (0.3%)
     21,900   Cummins, Inc.                                                                                  3,592
                                                                                                        ----------
              MISCELLANEOUS MANUFACTURERS (2.4%)
     21,400   3M Co.                                                                                         3,739
    171,411   Eaton Corp. plc                                                                               14,088
     56,100   Parker-Hannifin Corp.                                                                          9,822
                                                                                                        ----------
                                                                                                            27,649
                                                                                                        ----------
              PACKAGING & CONTAINERS (1.6%)
    373,829   Sealed Air Corp.                                                                              15,622
     79,200   WestRock Co.                                                                                   2,855
                                                                                                        ----------
                                                                                                            18,477
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              TRANSPORTATION (1.3%)
     24,400   CH Robinson Worldwide, Inc.                                                               $    2,043
     25,200   CSX Corp.                                                                                      1,774
     10,300   Norfolk Southern Corp.                                                                         1,969
     50,747   Union Pacific Corp.                                                                            9,132
                                                                                                        ----------
                                                                                                            14,918
                                                                                                        ----------
              Total Industrial                                                                              79,276
                                                                                                        ----------
              TECHNOLOGY (4.5%)
              ----------------
              COMPUTERS (1.6%)
     18,700   Apple, Inc.                                                                                    3,984
    200,400   HP, Inc.                                                                                       4,216
     33,700   International Business Machines Corp.                                                          4,996
     67,800   NCR Corp.(a)                                                                                   2,292
     46,900   NetApp, Inc.                                                                                   2,743
                                                                                                        ----------
                                                                                                            18,231
                                                                                                        ----------
              SEMICONDUCTORS (1.3%)
     56,700   Applied Materials, Inc.                                                                        2,799
     15,500   Lam Research Corp.                                                                             3,234
     29,400   NXP Semiconductors N.V.                                                                        3,040
     42,100   QUALCOMM, Inc.                                                                                 3,080
     25,000   Texas Instruments, Inc.                                                                        3,125
                                                                                                        ----------
                                                                                                            15,278
                                                                                                        ----------
              SOFTWARE (1.6%)
     37,800   Cerner Corp.                                                                                   2,708
     28,800   Microsoft Corp.                                                                                3,925
    146,400   Oracle Corp.                                                                                   8,242
     36,500   Take-Two Interactive Software, Inc.(a)                                                         4,472
                                                                                                        ----------
                                                                                                            19,347
                                                                                                        ----------
              Total Technology                                                                              52,856
                                                                                                        ----------
              UTILITIES (5.7%)
              ---------------
              ELECTRIC (5.7%)
    106,700   AES Corp.                                                                                      1,792
     63,200   Dominion Energy, Inc.                                                                          4,695
     98,100   Duke Energy Corp.                                                                              8,507
    333,200   Exelon Corp.                                                                                  15,014
    310,660   FirstEnergy Corp.                                                                             13,660
     13,500   NextEra Energy, Inc.                                                                           2,797
    177,400   PPL Corp.                                                                                      5,256
     21,200   Southern Co.                                                                                   1,191

================================================================================

16  | USAA VALUE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    671,386   Vistra Energy Corp.                                                                       $   14,408
                                                                                                        ----------
              Total Utilities                                                                               67,320
                                                                                                        ----------
              Total Common Stocks (cost: $1,098,223)                                                     1,144,294
                                                                                                        ----------

              EXCHANGE-TRADED FUNDS (0.5%)
     45,400   iShares Russell 1000 Value ETF (cost: $5,826)                                                  5,831
                                                                                                        ----------

              RIGHTS (0.0%)

              BASIC MATERIALS (0.0%)
              ---------------------
              MINING (0.0%)
    545,600   Ferroglobe Representation & Warranty Insurance Trust(a),(b),(c),(d)
                (cost: $0)                                                                                       -
                                                                                                        ----------
              Total Equity Securities (cost: $1,104,049)                                                 1,150,125
                                                                                                        ----------

              MONEY MARKET INSTRUMENTS (1.9%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.9%)
 22,053,727   State Street Institutional Treasury Money Market Fund Premier
                Class, 2.09%(e) (cost: $22,054)                                                             22,054
                                                                                                        ----------
              TOTAL INVESTMENTS (COST: $1,126,103)                                                      $1,172,179
                                                                                                        ==========

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                         LEVEL 1            LEVEL 2            LEVEL 3                 TOTAL
------------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                             $1,144,294                 $-                 $-            $1,144,294
  Exchange-Traded Funds                          5,831                  -                  -                 5,831
  Rights                                             -                  -                  -                     -

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                          22,054                  -                  -                22,054
------------------------------------------------------------------------------------------------------------------
Total                                       $1,172,179                 $-                 $-            $1,172,179
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At July 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

================================================================================

18  | USAA VALUE FUND

================================================================================

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) Security was fair valued at July 31, 2019, by Victory Capital in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees.

    (c) Security deemed illiquid by Victory Capital, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (d) Security was classified as Level 3.

    (e) Rate represents the money market fund annualized seven-day yield at July 31, 2019.

    See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  19

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2019

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $1,126,103)               $1,172,179
    Cash                                                                                69
    Cash denominated in foreign currencies (identified cost of $1,063)               1,059
  Receivables:
    Capital shares sold                                                                148
    Victory Capital (Note 8)                                                             3
    Dividends and interest                                                           1,140
    Securities sold                                                                  5,188
    Other                                                                               84
                                                                                ----------
      Total assets                                                               1,179,870
                                                                                ----------
LIABILITIES
  Payables:
    Securities purchased                                                             6,458
    Capital shares redeemed                                                            521
  Accrued administration and servicing fees                                            148
  Accrued management fees                                                              696
  Accrued transfer agent's fees                                                        119
  Other accrued expenses and payables                                                   99
                                                                                ----------
      Total liabilities                                                              8,041
                                                                                ----------
        Net assets applicable to capital shares outstanding                     $1,171,829
                                                                                ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                               $  848,545
  Distributable earnings                                                           323,284
                                                                                ----------
        Net assets applicable to capital shares outstanding                     $1,171,829
                                                                                ==========
  Net asset value, redemption price, and offering price per share:
    Fund Shares (net assets of $940,515/48,677
      capital shares outstanding, no par value)                                 $    19.32
                                                                                ==========
    Institutional Shares (net assets of $222,701/11,521
      capital shares outstanding, no par value)                                 $    19.33
                                                                                ==========
    Adviser Shares (net assets of $8,613/448
      capital shares outstanding, no par value)                                 $    19.24
                                                                                ==========

See accompanying notes to financial statements.

================================================================================

20  | USAA VALUE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $209)                            $  31,117
  Interest                                                                           342
  Securities lending (net)                                                            10
                                                                               ---------
    Total income                                                                  31,469
                                                                               ---------
EXPENSES
  Management fees                                                                  8,875
  Administration and servicing fees:
    Fund Shares                                                                    1,418
    Institutional Shares                                                             411
    Adviser Shares                                                                    13
  Transfer agent's fees:
    Fund Shares                                                                    1,155
    Institutional Shares                                                             411
    Adviser Shares                                                                     1
  Distribution and service fees (Note 8):
    Adviser Shares                                                                    22
  Custody and accounting fees:
    Fund Shares                                                                      128
    Institutional Shares                                                              54
    Adviser Shares                                                                     1
  Postage:
    Fund Shares                                                                       58
  Shareholder reporting fees:
    Fund Shares                                                                       35
    Institutional Shares                                                               1
  Trustees' fees                                                                      37
  Registration fees:
    Fund Shares                                                                       33
    Institutional Shares                                                              27
    Adviser Shares                                                                    19
  Professional fees                                                                   91
  Other                                                                               25
                                                                               ---------
      Total expenses                                                              12,815
                                                                               ---------

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

  Expenses reimbursed:
    Adviser Shares                                                             $      (3)
                                                                               ---------
    Net expenses                                                                  12,812
                                                                               ---------
NET INVESTMENT INCOME                                                             18,657
                                                                               ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain on:
    Investments                                                                  347,938
    Foreign currency transactions                                                      1
  Change in net unrealized appreciation/(depreciation) of:
    Investments                                                                 (386,674)
    Foreign currency translations                                                     (4)
                                                                               ---------
      Net realized and unrealized loss                                           (38,739)
                                                                               ---------
  Decrease in net assets resulting from operations                             $ (20,082)
                                                                               =========

See accompanying notes to financial statements.

================================================================================

22  | USAA VALUE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

---------------------------------------------------------------------------------------------------

                                                                         2019                  2018
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                            $   18,657            $   18,162
  Net realized gain on investments                                    347,938               104,388
  Net realized gain (loss) on foreign currency transactions                 1                    (2)
  Change in net unrealized appreciation/(depreciation) of:
    Investments                                                      (386,674)               25,409
    Foreign currency translations                                          (4)                    -
                                                                   --------------------------------
    Increase (decrease) in net assets resulting from
      operations                                                      (20,082)              147,957
                                                                   --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
  Fund Shares                                                        (109,577)              (69,470)
  Institutional Shares                                                (48,387)              (44,214)
  Adviser Shares                                                       (1,038)                 (688)
                                                                   --------------------------------
    Distributions to shareholders                                    (159,002)             (114,372)
                                                                   --------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 7)
  Fund Shares                                                          46,819                50,610
  Institutional Shares                                               (353,707)               35,983
  Adviser Shares                                                            1                   (18)
                                                                   --------------------------------
    Total net increase (decrease) in net assets from
      capital share transactions                                     (306,887)               86,575
                                                                   --------------------------------
  Net increase (decrease) in net assets                              (485,971)              120,160

NET ASSETS
  Beginning of year                                                 1,657,800             1,537,640
                                                                   --------------------------------
  End of year                                                      $1,171,829            $1,657,800
                                                                   ================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Value Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of three classes of shares: Value Fund Shares (Fund Shares), Value Fund Institutional Shares (Institutional Shares), and Value Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by

================================================================================

24  | USAA VALUE FUND

================================================================================

an affiliate fund participating in a fund-of-funds investment strategy (affiliated funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services
(SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc., a global investment management firm headquartered in Cleveland, Ohio (the Transaction) on July 1, 2019. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Pricing and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

       the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S. listed equities and the average of the bid and asked prices is used for foreign listed equities. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

================================================================================

26  | USAA VALUE FUND

================================================================================

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended July 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction

================================================================================

28  | USAA VALUE FUND

================================================================================

    to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

                                         NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. Effective September 30, 2018, the commission recapture program ended. For the year ended July 31, 2019, the Fund did not receive any brokerage commission recapture credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility, with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15%. Each fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

================================================================================

30  | USAA VALUE FUND

================================================================================

For the period July 1, 2019 to July 31, 2019, the Fund paid Citibank facility fees of less than $500, which represents 0.8% of the total fees paid to Citibank by the funds of the Trusts. The Fund had no borrowings under this agreement during the period July 1 to July 31, 2019. Effective July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation (CAPCO) terminated. For the period from August 1, 2018 to June 30, 2019, the Fund paid CAPCO facility fees of $11,000, which represents 1.6% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the period from August 1, 2018 to June 30, 2019.

(3) INTERFUND LENDING

Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the U.S. Securities and Exchange Commission (SEC) in March 2017 (the Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each fund to directly lend and borrow money to or from certain other affiliated funds relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. For the period July 1, 2019 to July 31, 2019, the Fund did not lend.

(4) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, REIT return of capital dividend, REIT capital gain dividend, equalization, and additional adjustments resulted

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

in reclassifications to the Statement of Assets and Liabilities to decrease distributable earnings by $25,455,000 and increase paid in capital by $25,455,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2019, and 2018, was as follows:

                                                       2019                     2018
                                                  --------------------------------------
Ordinary income*                                  $ 17,180,000              $ 21,897,000
Long-term realized capital gains                   141,822,000                92,475,000
                                                  ------------              ------------
  Total distributions paid                        $159,002,000              $114,372,000
                                                  ============              ============

As of July 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $ 12,891,000
Undistributed long-term capital gains                                264,567,000
Unrealized appreciation of investments                                45,827,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At July 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                               NET
                                                       GROSS              GROSS             UNREALIZED
                                                     UNREALIZED         UNREALIZED         APPRECIATION/
FUND                             TAX COST           APPRECIATION       DEPRECIATION       (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
USAA Value Fund              $1,126,348,000         $64,585,000        $(18,754,000)       $45,831,000

================================================================================

32  | USAA VALUE FUND

================================================================================

(5) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2019, were $1,457,780,000 and $1,878,650,000, respectively.

(6) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At July 31, 2019, the Fund had no securities on loan.

(7) CAPITAL SHARE TRANSACTIONS

At July 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated fund-of-funds as well as other persons or legal entities

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                              YEAR ENDED             YEAR ENDED
                                             JULY 31, 2019          JULY 31, 2018
    -------------------------------------------------------------------------------
                                        SHARES     AMOUNT       SHARES      AMOUNT
                                       --------------------------------------------
    FUND SHARES:
    Shares sold                          3,912   $  77,101       5,478    $ 119,297
    Shares issued from
      reinvested dividends               6,172     108,344       3,176       68,754
    Shares redeemed                     (7,186)   (138,626)     (6,340)    (137,441)
                                       --------------------------------------------
    Net increase from capital
      share transactions                 2,898   $  46,819       2,314    $  50,610
                                       ============================================
    INSTITUTIONAL SHARES:
    Shares sold                          2,071   $  39,778       2,751    $  59,818
    Shares issued from
      reinvested dividends               2,755      48,382       2,043       44,214
    Shares redeemed                    (22,405)   (441,867)     (3,148)     (68,049)
                                       --------------------------------------------
    Net increase (decrease) from
      capital share transactions       (17,579)  $(353,707)      1,646    $  35,983
                                       ============================================
    ADVISER SHARES:
    Shares sold                              2   $      35           1    $      30
    Shares issued from
      reinvested dividends                   1          14           1           11
    Shares redeemed                         (3)        (48)         (3)         (59)
                                       --------------------------------------------
    Net increase (decrease) from
      capital share transactions             -*  $       1          (1)   $     (18)
                                       ============================================

    *Represents less than 500 shares

(8) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Effective July 1, 2019, the Trust relies on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may

================================================================================

34  | USAA VALUE FUND

================================================================================

select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Multi-Cap Value Funds Index. The Lipper Multi-Cap Value Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Value Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                              ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                           (IN BASIS POINTS)(1)
    ---------------------------------------------------------------------
    +/- 100 to 400                                 +/- 4
    +/- 401 to 700                                 +/- 5
    +/- 701 and greater                            +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Multi-Cap Value Funds Index. The Lipper Multi-Cap Value Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Value Funds category.

Under the investment advisory agreement with the Manager that took effect on July 1, 2019, no performance adjustments will be made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

For the period from August 1, 2018 to June 30, 2019, the Fund incurred management fees, paid or payable to AMCO, of $8,179,000 which included no performance adjustment for the Fund Shares, Institutional Shares and Adviser Shares. For the period July 1, 2019 to July 31, 2019 the Fund incurred management fees, paid or payable to Victory Capital of $696,000, which included no performance adjustments.

SUBADVISORY ARRANGEMENT(S) - Effective July 1, 2019, Victory Capital terminated an Investment Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS). Prior to July 1, 2019, AMCO had entered into an Investment Subadvisory Agreement with BHMS, under which BHMS directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). This arrangement provides for monthly fees that are paid by AMCO.

AMCO (not the Fund) pays BHMS a subadvisory fee based on the aggregate average daily net assets that BHMS manages in the USAA Value Fund and the USAA Growth & Income Fund combined, in the annual amount of 0.75% on the first $15 million in assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the

================================================================================

36  | USAA VALUE FUND

================================================================================

period from August 1, 2018 to June 30, 2019, AMCO incurred subadvisory fees with respect to the Fund, paid or payable to BHMS, of $2,710,000.

ADMINISTRATION AND SERVICING FEES - Effective July 1, 2019, Victory Capital is obligated on a continuous basis to provide administrative services to the Fund. The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares and Adviser Shares, and 0.10% of average daily net assets of the Institutional Shares. For the period from August 1, 2018 to June 30, 2019, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees paid or payable to AMCO, of $1,297,000, $385,000, and $12,000, respectively. For the period July 1, 2019 to July 31, 2019 the Fund Shares, Institutional Shares and Adviser Shares incurred administration and servicing fees by Victory Capital, paid or payable to Victory Capital of $121,000, $26,000 and $1,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

Effective July 1, 2019, these services are covered under a Compliance Services Agreement between the Trust and Victory Capital. For the period from August 1, 2018 to June 30, 2019, the Fund reimbursed AMCO $5,000 for these compliance and legal services. For the period July 1, 2019 to July 31, 2019, the Fund's portion of fees paid to Victory Capital under the Compliance Service Agreement was $1,000. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - Effective July 1, 2019, the Manager has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.96% of the Fund Shares, 0.88% of the Institutional Shares and 1.27% of the Adviser Shares, through at least June 30, 2021. The Manager is permitted to recoup advisory fees waived and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This waiver agreement may only be terminated by the Fund's Board of Trustees. Prior to December 1, 2018, AMCO agreed to limit the total annual operating expenses of the Adviser Shares to 1.30% of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of those amounts. For the period from August 1, 2018 to June 30, 2019, the Adviser Shares did not incur any reimbursable expenses from AMCO. For the period from July 1 to July 31, 2019, the Adviser Shares incurred reimbursable expenses of $3,000, of which $3,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - Victory Capital Transfer Agency, Inc. (VCTA), (formerly, USAA Shareholder Account Services (SAS)) provides transfer agency services to the Fund. VCTA an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average daily net assets, plus out-of-pocket expenses. For the year end July 31, 2019, the Fund Shares, Institutional Shares and Adviser Shares incurred transfer agent's fees, paid or payable to VCTA of $1,155,000, $411,000 and $1,000, respectively.

DISTRIBUTION AND SERVICE (12b-1) FEES - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the Manager for exclusive distribution of the Fund's shares on a continuing best effort basis. Prior to July 1, 2019, the Fund adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the

================================================================================

38  | USAA VALUE FUND

================================================================================

plan, the Adviser Shares paid fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. Prior to July 1, 2019, IMCO paid all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the period from August 1, 2018 to June 30, 2019, the Adviser Shares incurred distribution and service (12b-1) fees, of $20,000. For the period July 1 to July 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees, of $2,000.

UNDERWRITING SERVICES - Effective July 1, 2019, the Trust has an agreement with Victory Capital Advisers, Inc. (VCA), an affiliate of the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best effort basis. This agreement provides that VCA receive no fee or other compensation for such distribution services, but may receive 12b-1 fees with respect to Adviser Shares. Prior to July 1, 2019, IMCO provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and received no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(9) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other affiliated funds in which the affiliated fund-of-funds invest. The fund-of-funds do not invest in the underlying affiliated funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed on usaa.com. As of July 31, 2019, the fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                  0.2
Cornerstone Equity                                                        0.8

Effective July 1, 2019, Victory Capital replaced AMCO as the Fund's investment adviser and began managing the Fund. Prior to July 1, 2019,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

AMCO was indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager has determined there is no significant impact on the Fund's financial statements and various filings.

(11) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the

================================================================================

40  | USAA VALUE FUND

================================================================================

entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                       YEAR ENDED JULY 31,
                                     -----------------------------------------------------------------------------------
                                         2019                2018              2017             2016                2015
                                     -----------------------------------------------------------------------------------
Net asset value at
  beginning of period                $  22.01          $    21.55          $  19.41         $  20.50            $  20.00
                                     -----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .25                 .21               .27              .23                 .20
  Net realized and
    unrealized gain (loss)               (.54)               1.84              2.74             (.31)               1.28
                                     -----------------------------------------------------------------------------------
Total from investment
  operations                             (.29)               2.05              3.01             (.08)               1.48
                                     -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.24)               (.21)             (.29)            (.23)               (.25)
  Realized capital gains                (2.16)              (1.38)             (.58)            (.78)               (.73)
                                     -----------------------------------------------------------------------------------
Total distributions                     (2.40)              (1.59)             (.87)           (1.01)               (.98)
                                     -----------------------------------------------------------------------------------
Net asset value at end
  of period                          $  19.32          $    22.01          $  21.55         $  19.41            $  20.50
                                     ===================================================================================
Total Return (%)*                        (.11)               9.69             15.72             (.14)               7.47
Net assets at end of
  period (000)                       $940,515          $1,007,712          $936,630         $807,052            $960,925
Ratios to average
  daily net assets:**
  Expenses (%)(a)                         .96(c)              .99              1.08(b)          1.11(b)             1.09
  Expenses, excluding
    reimbursements (%)                    .96                 .99              1.08(b)          1.11(b)             1.09
  Net investment income (%)              1.35                1.10              1.37             1.28                1.06
Portfolio turnover (%)                    108(d)               29                27               20                  30

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $945,209,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Effective July 1, 2019, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.96% of the Fund Shares' average daily net assets.
(d) Reflects increased trading activity due to current year transition or asset allocation shift.

================================================================================

42  | USAA VALUE FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                        YEAR ENDED JULY 31,
                                     -----------------------------------------------------------------------------------
                                         2019                2018              2017               2016              2015
                                     -----------------------------------------------------------------------------------
Net asset value at
  beginning of period                $  22.00            $  21.54          $  19.40           $  20.49          $  20.00
                                     -----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .28(a)              .23               .30                .25               .26(a)
  Net realized and
    unrealized gain (loss)               (.55)(a)            1.84              2.73               (.31)             1.24(a)
                                     -----------------------------------------------------------------------------------
Total from investment
  operations                             (.27)(a)            2.07              3.03               (.06)             1.50(a)
                                     -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.24)               (.23)             (.31)              (.25)             (.28)
  Realized capital gains                (2.16)              (1.38)             (.58)              (.78)             (.73)
                                     -----------------------------------------------------------------------------------
Total distributions                     (2.40)              (1.61)             (.89)             (1.03)            (1.01)
                                     -----------------------------------------------------------------------------------
Net asset value at
  end of period                      $  19.33            $  22.00          $  21.54           $  19.40          $  20.49
                                     ===================================================================================
Total return (%)*                        (.02)               9.79             15.86               (.04)             7.57
Net assets at end of
  period (000)                       $222,701            $640,281          $591,384           $522,721          $299,990
Ratios to average
  daily net assets:**
  Expenses (%)(b)                         .88(d)              .91               .98(c)             .98(c)            .98
  Expenses, excluding
    reimbursements (%)(b)                 .88                 .91               .98(c)             .98(c)            .98
  Net investment income (%)              1.42                1.18              1.48               1.41              1.23
Portfolio turnover (%)                    108(e)               29                27                 20                30

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were
    $409,071,000.
(a) Calculated using average shares. For the year ended July 31, 2019, average shares were 20,550,000.
(b) Does not include acquired fund fees, if any.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Effective July 1, 2019, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.88% of the Institutional Shares' average daily net assets.
(e) Reflects increased trading activity due to current year transition or asset allocation shift.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  43

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                          YEAR ENDED JULY 31,
                                       ---------------------------------------------------------------------------------
                                         2019                2018              2017               2016              2015
                                       ---------------------------------------------------------------------------------
Net asset value at
  beginning of period                  $21.91              $21.46            $19.32             $20.43            $19.94
                                       ---------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .20                 .15               .23                .17               .17
  Net realized and
    unrealized gain (loss)               (.55)               1.83              2.72               (.32)             1.26
                                       ---------------------------------------------------------------------------------
Total from investment
  operations                             (.35)               1.98              2.95               (.15)             1.43
                                       ---------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.16)               (.15)             (.23)              (.18)             (.21)
  Realized capital gains                (2.16)              (1.38)             (.58)              (.78)             (.73)
                                       ---------------------------------------------------------------------------------
Total distributions                     (2.32)              (1.53)             (.81)              (.96)             (.94)
                                       ---------------------------------------------------------------------------------
Net asset value at
  end of period                        $19.24              $21.91            $21.46             $19.32            $20.43
                                       =================================================================================
Total return (%)*                        (.44)               9.41             15.46               (.52)             7.22
Net assets at end of
  period (000)                         $8,613              $9,807            $9,626             $8,767            $9,269
Ratios to average
  daily net assets:**
  Expenses (%)(a)                        1.27(b),(e)         1.30              1.33(c),(d)        1.42(d)           1.34
  Expenses, excluding
    reimbursements (%)(a)                1.31                1.30              1.38(d)            1.42(d)           1.34
  Net investment income (%)              1.03                 .79              1.13                .97               .82
Portfolio turnover (%)                    108(f)               29                27                 20                30

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2019, average daily net assets were $8,751,000.
(a) Does not include acquired fund fees, if any.
(b) Prior to December 1, 2018, AMCO voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.30% of the Adviser Shares' average daily net assets.
(c) Effective December 1, 2016, AMCO had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.30% of the Adviser Shares' average daily net assets.
(d) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by 0.01%.
(e) Effective July 1, 2019, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.27% of the Adviser Shares' average daily net assets.
(f) Reflects increased tracking activity due to current year transition or asset allocation shift.

================================================================================

44  | USAA VALUE FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2019, through July 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING                ENDING             DURING PERIOD*
                                        ACCOUNT VALUE           ACCOUNT VALUE        FEBRUARY 1, 2019 -
                                       FEBRUARY 1, 2019         JULY 31, 2019          JULY 31, 2019
                                       ----------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00               $1,060.40                $4.90

Hypothetical
  (5% return before expenses)              1,000.00                1,020.03                 4.81

INSTITUTIONAL SHARES
Actual                                     1,000.00                1,060.90                 4.50

Hypothetical
  (5% return before expenses)              1,000.00                1,020.43                 4.41

ADVISER SHARES
Actual                                     1,000.00                1,058.90                 6.48

Hypothetical
  (5% return before expenses)              1,000.00                1,018.50                 6.36

*Expenses are equal to the annualized expense ratio of 0.96% for Fund Shares, 0.88% for Institutional Shares, and 1.27% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 6.04% for Fund Shares, 6.09% for Institutional Shares, and 5.89% for Adviser Shares for the six-month period of February 1, 2019, through July 31, 2019.

================================================================================

46  | USAA VALUE FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in

================================================================================

48  | USAA VALUE FUND

================================================================================

response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

       least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

50  | USAA VALUE FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o  With the exception of the USAA S&P 500 Index Fund, USAA Extended
       Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target
   Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

       enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services

================================================================================

52  | USAA VALUE FUND

================================================================================

currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored

================================================================================

54  | USAA VALUE FUND

================================================================================

and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory

================================================================================

56  | USAA VALUE FUND

================================================================================

Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                               ADVISORY AGREEMENT(S) |  57

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

================================================================================

58  | USAA VALUE FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND AMCO)

July 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the
(i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019.

At an in-person meeting of the Board of Trustees (the "Board") held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Advisory Agreement between the Trust and AMCO and the Subadvisory Agreement between AMCO and Barrow, Hanley, Mewhinney & Strauss, Inc. (the Subadviser) with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and AMCO and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding AMCO's revenues and

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Effective July 1, 2019, upon the closing of the transaction whereby AMCO acquired by Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and AMCO and the Sub-advisory Agreement with the Subadviser terminated and the new investment advisory agreement between the Trust and Victory Capital went into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are discussed above. Effective June 30, 2019, the Subadviser no longer manages any portion of the Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

costs of providing services to the Fund and compensation paid to affiliates of AMCO; and (iii) information about AMCO's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of AMCO and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by AMCO and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and AMCO's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to AMCO and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

================================================================================

60  | USAA VALUE FUND

================================================================================

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by AMCO under the Advisory Agreement, the Board reviewed information provided by AMCO relating to its operations and personnel. The Board also took into account its knowledge of AMCO's management and the quality of the performance of AMCO's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to AMCO and the services provided to the Fund by AMCO under the Advisory Agreement, as well as other services provided by AMCO and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, AMCO and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board also considered the significant risks assumed by AMCO in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the level and depth of experience of AMCO, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board considered AMCO's process for monitoring the performance of the Subadviser and AMCO's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including AMCO's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. AMCO's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered AMCO's risk management processes. The Board considered AMCO's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of AMCO and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by AMCO and its affiliates, including AMCO's oversight of the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of AMCO's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and below the median of its expense universe. The Board took into account the various services provided to the Fund by AMCO and its affiliates, including the high quality of services received by the Fund from AMCO. The Board also noted the level and method of computing the management fee. The Board took into account management's discussion of the Fund's expenses. The Board also noted that the Fund's management fee was reduced effective December 1, 2017. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by AMCO. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by AMCO after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement,

================================================================================

62  | USAA VALUE FUND

================================================================================

including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-, three- and five-year periods ended December 31, 2018, and was above the average of its performance universe and its Lipper index for the ten-year period ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three- and five-year periods ended December 31, 2018, and was in the top 50% of its performance universe for the ten-year period ended December 31, 2018.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for AMCO's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that AMCO pays the Fund's subadvisory fees. The Trustees reviewed the profitability of AMCO's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to AMCO, the Board also considered the fact that AMCO and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to AMCO from its relationship with the Trust, including that AMCO may derive reputational and other benefits from its association with the Fund. The Trustees recognized that AMCO should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fact that AMCO also pays the Fund's subadvisory fee. The Board also considered the fact of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with AMCO, among others: (i) AMCO has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) AMCO maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO; and (v) AMCO's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by AMCO and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (ii) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any

================================================================================

64  | USAA VALUE FUND

================================================================================

single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of the Subadviser include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by AMCO. The Trustees also relied on the ability of AMCO to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

as applicable. The Board considered that the Fund pays a management fee to AMCO and that, in turn, AMCO pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2018, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted AMCO's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by AMCO and the Subadviser. Based on the Board's conclusions, it determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

66  | USAA VALUE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the "Board") of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information ("SAI").

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Director of USAA Investment Management Company (IMCO) (09/09-present); Chairman of Board of IMCO (4/13-present); President and Director of USAA Shareholder Account Services
(SAS) (10/09-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director and Vice Chairman of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Chairman of Board of ICORP (12/31-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); Chairman of Board of FAI (3/15-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

68  | USAA VALUE FUND

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as

================================================================================

70  | USAA VALUE FUND

================================================================================

an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

72  | USAA VALUE FUND

================================================================================

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

    (1) Indicates the Trustee was an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-06/30/19); Assistant Treasurer,

================================================================================

74  | USAA VALUE FUND

================================================================================

USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Director, Accounting and Finance, Victory Capital Management Inc.
(7/1/19-present); Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-06/30/19).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers, Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency, Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     111 West Houston St., Suite 1901
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Victory Capital Management Inc.'s proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

================================================================================

        9800 Fredericksburg Road                                  --------------
        San Antonio, TX 78288                                        PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
    >>  Secure
    >>  Saves Time
    >>  Good for the Environment

Sign up today for online document delivery at usaa.com/UDO

                                                         [LOGO OF RECYCLE PAPER]
                                                                   10%
================================================================================
40846-0919


ITEM 2. CODE OF ETHICS.

On July 1, 2019, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics ("Sarbanes Code") applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

ITEM 3. AUDIT AND COMPLIANCE COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts.
Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for
AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit and Compliance Committee, Investments Committee, Product Management and Distribution Committee, and the
Corporate Governance Committee of the Board of Trustees of USAA Mutual
Funds Trust.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 47 funds in all. Only 13 funds of the Registrant have a fiscal year end of July 31 and are included within this report (the "Funds"). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended
July 31, 2019, and 2018 were $463,500 and $469,300, respectively.

(b) AUDIT RELATED FEE. Not applicable.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for assistance with PFIC Analyzer Service for fiscal years ended July 31, 2019, and 2018 were $37,733 and $33,224, respectively.

(d) ALL OTHER FEES. No other fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2019, and 2018.

(e)(1) AUDIT AND COMPLIANCE COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit and Compliance Committee. The Audit and Compliance Committee Charter also permits the Chair of the Audit and Compliance
Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit and Compliance Committee. All non-audit services were pre-approved by the Audit and Compliance Committee or its Chair, consistent with the Audit and Compliance Committee's preapproval procedures.

    (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant; the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO); and the Funds' transfer agent, SAS, for July 31, 2019, and 2018 were $189,468 and $182,697, respectively, which includes aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2019, and 2018. All services were preapproved by the Audit Committee.

Effective July 1, 2019, AMCO, the prior investment adviser to the Funds, and SAS, the prior transfer agent to the Funds, were acquired by Victory Capital Holdings, Inc. Effective July 1, 2019, Victory Capital Management Inc. is the new investment adviser and administrator to the Funds; SAS was renamed Victory Capital Transfer Agency, Inc. and is the new transfer agent to the Funds.

(h) Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2019 and 2018 that were not required to be pre-approved by the Registrant's Audit and Compliance Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst
& Young LLP's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the Report to Stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by the Adviser or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

ITEM 11. CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Trust's internal controls over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust's internal control over financial reporting.E Wagner review

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

ITEM 13. EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.







SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to Be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant: USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2019

By:*     /s/ Christopher K. Dyer
         --------------------------------------------------------------
         Signature and Title:  Christopher K. Dyer, President

Date:      September 20, 2019
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher K. Dyer
         -----------------------------------------------------
         Signature and Title:  Christopher K. Dyer, President

Date:      September 20, 2019
         ------------------------------


By:*     /s/ James K. De Vries
         -----------------------------------------------------
         Signature and Title:  James K. De Vries, Treasurer

Date:      September 20, 2019
         -----------------------------

*Print the name and title of each signing officer under his or her signature.